                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                              File No. 033-40991
                                                              File No. 811-06322

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            /X/

     Pre-Effective Amendment No.                                   / /

     Post-Effective Amendment No.   55                             /X/

                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/

    Amendment No.   55

                              DELAWARE POOLED TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            2005 Market Street, Philadelphia, Pennsylvania 19103-7094
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:               (800) 523-1918

     David F. Connor, Esq., 2005 Market Street, Philadelphia, PA 19103-7094
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                           February 28, 2006

It is proposed that this filing will become effective:

/ /      immediately upon filing pursuant to paragraph (b)
/X/      on February 28, 2006 pursuant to paragraph (b)
/ /      60 days after filing pursuant to paragraph (a) (1)
/ /      on (date) pursuant to paragraph (a)(1)
/ /      75 days after filing pursuant to paragraph (a) (2)
/ /      on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate:

/ /      This post-effective amendment  designates  a new  effective  date for a previously filed post-effective amendment

                             --- C O N T E N T S ---

This Post-Effective Amendment No. 55 to Registration File No. 033-40991 includes the following:

1.   Facing Page

2.   Contents Page

3.   Part A--Prospectuses

4.   Part B--Statement of Additional Information

5.   Part C--Other Information

6.   Signatures

7.   Exhibits

 prospectus                         DELAWARE POOLED TRUST
 February 28, 2006

                           U.S. Equities

                           The Large-Cap Growth Equity Portfolio
                           The Large-Cap Value Equity Portfolio
                           The Mid-Cap Growth Equity Portfolio
                           The Small-Cap Growth Equity Portfolio
                           The Focus Smid-Cap Growth Equity Portfolio
                               (formerly, The Small-Cap Growth II Equity
                               Portfolio)
                           The Smid-Cap Growth Equity Portfolio
                           The Real Estate Investment Trust Portfolio
                           The Real Estate Investment Trust Portfolio II
                           The All-Cap Growth Equity Portfolio

                           International Equities

                           The International Equity Portfolio
                           The Labor Select International Equity Portfolio
                           The Emerging Markets Portfolio

                           U.S. Fixed Income

                           The Intermediate Fixed Income Portfolio
                           The Core Focus Fixed Income Portfolio
                           The High-Yield Bond Portfolio
                           The Core Plus Fixed Income Portfolio

                           International Fixed Income

                           The Global Fixed Income Portfolio
                           The International Fixed Income Portfolio

                           [GRAPHIC OMITTED][GRAPHIC OMITTED]

                              DELAWARE POOLED TRUST

                                   Prospectus
                                February 28, 2006

This  Prospectus  offers  18  Portfolios.  Each  Portfolio  provides  a  no-load investment alternative for institutional clients and high net-worth individuals.
Delaware  Pooled  Trust  (Fund)  is  designed  to meet the  investment  needs of discerning  institutional  investors and high net-worth  individuals  who desire experienced investment management and place a premium on personal service.

EQUITY ORIENTED                                      FIXED-INCOME ORIENTED
The Large-Cap Growth Equity Portfolio                The Intermediate Fixed Income Portfolio
The Large-Cap Value Equity Portfolio                 The Core Focus Fixed Income Portfolio
The Mid-Cap Growth Equity Portfolio                  The High-Yield Bond Portfolio
The Small-Cap Growth Equity Portfolio                The Core Plus Fixed Income Portfolio
The Focus Smid-Cap Growth Equity Portfolio           The Global Fixed Income Portfolio
     (formerly, The Small-Cap Growth II              The International Fixed Income Portfolio
     Equity Portfolio)
The Smid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio(1,2)
The Real Estate Investment Trust Portfolio II(2)
The All-Cap Growth Equity Portfolio
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio

     1.   The Real  Estate  Investment  Trust  Portfolio  offers six  classes of shares.  This  Prospectus  relates only to The Real Estate  Investment
          Trust Portfolio Class shares,  which commenced  operations on November
          4, 1997.

     2.   The  Real  Estate  Investment  Trust  Portfolio  and The  Real  Estate
          Investment  Trust Portfolio II are sometimes  referred to collectively as "The Real Estate Investment Trust Portfolios" in this Prospectus.

The  Securities and Exchange  Commission  has not approved or disapproved  these securities or passed upon the adequacy of this Prospectus and any representation to the contrary is a criminal offense.

Risk/Return Summary: Investments, Risks, Performance and Fee Tables

The Large-Cap Growth Equity Portfolio                               Page     1
The Large-Cap Value Equity Portfolio                                         4
The Mid-Cap Growth Equity Portfolio                                          7
The Small-Cap Growth Equity Portfolio                                        11
The Focus Smid-Cap Growth Equity Portfolio
     (formerly, The Small-Cap Growth II Equity Portfolio)                    15
The Smid-Cap Growth Equity Portfolio                                         20
The Real Estate Investment Trust Portfolios                                  24
The All-Cap Growth Equity Portfolio                                          31
The International Equity Portfolio                                           35
The Labor Select International Equity Portfolio                              39
The Emerging Markets Portfolio                                               43
The Intermediate Fixed Income Portfolio                                      48
The Core Focus Fixed Income Portfolio                                        53
The High-Yield Bond Portfolio                                                57
The Core Plus Fixed Income Portfolio                                         61
The Global Fixed Income Portfolio                                            67
The International Fixed Income Portfolio                                     72

Additional Investment Information                                            78

Risk Factors                                                                 84

Management of the Fund                                                       89

Shareholder Services                                                         98

How to Purchase Shares                                                       99

Redemption of Shares                                                         101

Other Purchase and Redemption Considerations                                 103

Valuation of Shares                                                          106

Dividends and Capital Gains Distributions                                    106

Taxes                                                                        107

Financial Highlights                                                         109

Appendix A -- Ratings                                                        126

Profile: The Large-Cap Growth Equity Portfolio

What is the Portfolio's goal?

     The Large-Cap Growth Equity Portfolio seeks capital appreciation.  Although the Portfolio  will strive to achieve its goal,  there is no assurance that it will.

What are the  Portfolio's  main  investment  strategies?  The Portfolio  invests primarily in common  stocks of  growth-oriented  companies  that we believe have long-term capital appreciation potential and expect to grow faster than the U.S.
economy.   For  purposes  of  the   Portfolio,   we  will   generally   consider
large-capitalization  companies to be those that, at the time of purchase,  have total  market  capitalizations  within  the range of market  capitalizations  of companies in the Russell 1000(R)Growth Index. While the market capitalization of companies  in the Russell  1000 Growth  Index  ranged  from  approximately  $898 million to  approximately  $371 billion as of December 31, 2005,  the  Portfolio will normally  invest in common stocks of companies with market  capitalizations of at least $3 billion at the time of purchase.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in equity securities of large-capitalization  companies (80% Policy). The
Portfolio's 80% Policy may be changed  without  shareholder  approval.  However, shareholders will be given notice at least 60 days prior to any such change.

Using a bottom up approach,  we seek to select  securities  that we believe have attractive end market potential, which describes the possibilities of the market place that an individual  stock's goods and/or  services will be sold,  dominant business  models  and strong  free cash flow  generation  that are  attractively priced compared to the intrinsic  values of the  securities.  We also consider a company's  operational  efficiencies,  management's plans for capital allocation and the company's shareholder orientation.  All of these factors give us insight into the  outlook  for a  company,  helping  us  identify  companies  poised for sustainable  free cash flow growth.  We believe that  sustainable free cash flow growth, if it occurs, may result in price appreciation for the company's stock.

Although  we tend to hold a  relatively  focused  portfolio  of between 25 to 40 stocks, we maintain a diversified  portfolio  representing a number of different industries.  Such an approach helps to minimize the impact that any one security or industry  could have on the  portfolio  if it were to  experience a period of slow or declining earnings growth.

Because our  objective is capital  appreciation,  the amount of dividend  income that a stock provides is only an incidental consideration for us.

The Portfolio may also invest in other  securities,  including  preferred stock, real estate  investment  trusts,  warrants,  equity and debt securities that are convertible into stocks, debt securities of government and corporate issuers and investment  company  securities,  futures and  options.  To the extent that this
Portfolio  invests in convertible  debt  securities,  those  securities  will be purchased  on the basis of their  equity  characteristics,  and ratings of those securities, if any, will not be an important factor in their selection.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
This Portfolio will be affected primarily by changes in stock prices,  which can be caused by a decline in the stock  market or poor  performance  from  specific companies that can result from negative earnings reports.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or  guaranteed  by the  Federal  Deposit  Insurance  Corporation  or  any  other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The Large-Cap Growth Equity Portfolio performed?

There is no  performance  information  quoted for The  Large-Cap  Growth  Equity
Portfolio,  as the  Portfolio  had not yet  completed  a full  calendar  year of investment operations. The Portfolio's inception date was November 1, 2005.

What are The Large-Cap Growth Equity Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual  Portfolio  operating  expenses are deducted  from The  Large-Cap  Growth
Equity Portfolio's assets.

 ------------------------------------------------------ --------------
 Investment advisory fees(1)                            0.55%
 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ --------------
 Other expenses(2)                                      0.36%
 ------------------------------------------------------ --------------
 Total annual operating expenses(1)                     0.91%
 ------------------------------------------------------ --------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(3)  This example  assumes  that the  Portfolio's  total annual  operating expenses  remain  unchanged  in each of the periods we show.  This is an example only, and does not represent future expenses,  which may be greater or less than those shown here.

 --------------- ------------
 1 year(4)       $93
 --------------- ------------
 3 years(4)      $290
 --------------- ------------

(1.) Delaware  Management  Company  has  agreed to waive  fees and pay  expenses through  February  28,  2007 in order to  prevent  total  annual  operating expenses  (excluding any taxes,  interest,  brokerage  fees,  extraordinary expenses and certain insurance costs) from exceeding 0.65% of average daily net assets.  The fees and  expenses  shown in the table do not reflect this voluntary  expense  cap. If the amount the Manager has  committed  to waive were deducted, investment advisory fees and total annual operating expenses are expected to be 0.29% and 0.65%, respectively.

(2.) Other expenses are based on estimates for the current fiscal year.

(3.) The  Portfolio's  actual  rate of return  may be  greater  or less than the hypothetical  5% return we use  here.  This  example  does not  assume  the voluntary expense cap described in footnote 1.

(4.) The Large-Cap Growth Equity Portfolio has not projected expenses beyond the three-year  period shown because the Fund had not yet completed a full year of investment operations as of the date of this Prospectus. The Portfolio's inception date was November 1, 2005.

Profile: The Large-Cap Value Equity Portfolio

What is the Portfolio's goal?

     The Large-Cap Value Equity Portfolio seeks maximum  long-term total return, consistent  with  reasonable  risk.  Although the Portfolio  will strive to achieve its goal, there is no assurance that it will.

What are the  Portfolio's  main  investment  strategies?  The Portfolio  invests primarily in equity  securities of  large-capitalization  companies  that at the time of purchase  have  dividend  yields above the current  yield of the Russell
1000(R)Value Index and which, in the investment advisor's opinion, offer capital gains potential as well. In selecting Portfolio securities, we place an emphasis on strong  relative  performance  in  falling  markets.  The  Portfolio  invests primarily in equity securities of U.S. companies,  although from time to time it will invest in sponsored or unsponsored  American  Depositary  Receipts actively traded  in the  United  States.  Equity  securities  include,  but are not to be limited  to,  common  stocks,  securities  convertible  into  common  stocks and securities having common stock  characteristics,  such as rights and warrants to purchase common stocks,  and preferred stocks. To the extent that this Portfolio invests in convertible  debt  securities,  those securities will be purchased on the basis of their equity characteristics,  and ratings of those securities,  if any, will not be an important factor in their selection.

The  Portfolio may hold cash or invest in  short-term  debt  securities or other money market instruments (normally,  not more than 5% of its total assets) when,
in  our  opinion,   such  holdings  are  prudent  given  the  prevailing  market
conditions.   For  purposes  of  this  Portfolio,  we  will  generally  consider large-capitalization  companies to be those that have a market capitalization of
$5 billion or more (at the time of purchase).

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in equity securities of large-capitalization  companies (80% Policy). The
Portfolio's 80% Policy may be changed  without  shareholder  approval.  However, shareholders will be given notice at least 60 days prior to any such change.

We seek to invest in high-yielding  equity securities and believe that, although capital gains are important, the dividend return component will be a significant portion of the expected total return. We believe that a diversified portfolio of such high-yielding stocks will outperform the market over the long-term, as well as preserve principal in difficult market environments. Companies considered for purchase  generally  will exhibit the following  characteristics  at the time of purchase:  1) a dividend yield greater than the prevailing  yield of the Russell
1000  Value  Index;  2) a  price-to-book  ratio  lower  than the  average  large capitalization company; and 3) a below-market price-to-earnings ratio.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
This Portfolio will be affected primarily by changes in stock prices,  which can be caused by a decline in the stock  market or poor  performance  from  specific companies that can result from negative earnings reports. To the extent that the
Portfolio  holds a large  portion  of its  assets  in  cash or  short-term  debt securities, it may be unable to achieve its investment goal.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or  guaranteed  by the  Federal  Deposit  Insurance  Corporation  or  any  other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The Large-Cap Value Equity Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Large-Cap  Value  Equity  Portfolio.  We show how returns  before  taxes for The
Large-Cap  Value Equity  Portfolio have varied over the past ten calendar years, as well as average  annual  returns for one,  five and ten years - with  average annual returns  compared to the performance of the Russell  1000(R)Value  Index.
The  Russell  1000  Value  Index  measures  the  performance  of  those  Russell
1000(R)Index  companies  with lower  price-to-book  ratios and lower  forecasted growth  values.  The Russell  1000 Index  measures the  performance  of the 1000 largest companies in the Russell 3000(R)Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization.  The index is  unmanaged  and does not  include  the actual  costs of buying,  selling  and holding  securities.  The Portfolio's past performance  (before and after taxes)
does not  necessarily  indicate  how it will  perform in the future.  During the periods shown,  Delaware Management Company has voluntarily waived fees and paid expenses of The Large-Cap Value Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC  OMITTED:  BAR CHART  SHOWING YEAR BY YEAR TOTAL RETURN (The  Large-Cap
Value Equity Portfolio)]

Year-by-year total return (The Large-Cap Value Equity Portfolio)

       The Large-Cap Value Equity Portfolio
        1996                     20.60%
        1997                     30.53%
        1998                     11.84%
        1999                     -2.06%
        2000                     12.86%
        2001                     -3.93%
        2002                     -14.15%
        2003                     28.24%
        2004                     10.20%
        2005                      4.67%

During the periods  illustrated  in this bar chart,  The Large-Cap  Value Equity
Portfolio's  highest  quarterly return was 17.91% for the quarter ended June 30,
2003 and its lowest quarterly return was -18.55% for the quarter ended September
30, 2002.

                                Average annual returns for periods ending 12/31/05

----------------------------------------------------------------- -------------- -------------- --------------
The Large-Cap Value Equity Portfolio                                  1 year        5 years       10 years
----------------------------------------------------------------- -------------- -------------- --------------
Return before taxes                                                    4.67%         4.05%          9.03%
----------------------------------------------------------------- -------------- -------------- --------------
Return after taxes on distributions                                    4.07%         3.54%          7.10%
----------------------------------------------------------------- -------------- -------------- --------------
Return after taxes on distributions and sale of Portfolio shares       3.03%         3.20%          6.83%
----------------------------------------------------------------- -------------- -------------- --------------
Russell 1000 Value Index
(reflects no deduction for fees, expenses or taxes)                    7.05%         5.28%         10.94%
----------------------------------------------------------------- -------------- -------------- --------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

What are The Large-Cap Value Equity Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The Large-Cap Value Equity
Portfolio's assets.

 ------------------------------------------------------ --------------
 Investment advisory fees(1)                            0.55%
 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ --------------
 Other expenses(2)                                      0.73%
 ------------------------------------------------------ --------------
 Total annual operating expenses(1)                     1.28%
 ------------------------------------------------------ --------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(3)  This example  assumes  that the  Portfolio's  total annual  operating expenses  remain  unchanged  in each of the periods we show.  This is an example only, and does not represent future expenses,  which may be greater or less than those shown here.

 --------------- ------------
 1 year          $130
 --------------- ------------
 3 years         $406
 --------------- ------------
 5 years         $702
 --------------- ------------
 10 years        $1,545
 --------------- ------------

(1.) Delaware  Management  Company  has  agreed to waive  fees and pay  expenses through  February  28,  2007 in order to  prevent  total  annual  operating expenses  (excluding any taxes,  interest,  brokerage  fees,  extraordinary expenses and certain insurance costs) from exceeding 0.68% of average daily net assets.  The fees and  expenses  shown in the table do not reflect this voluntary  expense cap. Had the amounts  waived and/or paid been  deducted, investment  advisory  fees,  other  expenses  and  total  annual  operating expenses would have been 0.00%, 0.68% and 0.68%, respectively.

(2.) Other expenses have been restated to reflect an expected  decrease in other expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a  shareholder  meeting and issue a proxy statement during the upcoming fiscal year.

(3.) The  Portfolio's  actual  rate of return  may be  greater  or less than the hypothetical  5% return we use  here.  This  example  does not  assume  the voluntary expense cap described in footnote 1.

Profile: The Mid-Cap Growth Equity Portfolio

What is the Portfolio's goal?

     The Mid-Cap Growth Equity Portfolio seeks maximum long-term capital growth.
     Current  income is expected to be  incidental.  Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the  Portfolio's  main  investment  strategies?  The Portfolio  invests primarily  in  equity  securities  of  medium-sized  companies  that we  believe present, at the time of purchase,  significant  long-term growth potential.  For purposes  of  the  Portfolio,  we  will  generally  consider  mid-capitalization companies to be those that have total market capitalizations  between $1 billion and $10  billion at the time of  purchase.  Subject to the 80% policy  described below,  the  Portfolio  may invest in  securities  issued by companies  having a capitalization  outside that range when, in our opinion,  such companies exhibit the same  characteristics  and growth  potential as companies  within the range.
Equity  securities  include,  but  are  not to be  limited  to,  common  stocks, securities  convertible  into common  stocks,  securities  having  common  stock characteristics,  such as rights and  warrants to purchase  common  stocks,  and preferred  stocks. To the extent that this Portfolio invests in convertible debt securities,  those  securities  will be  purchased  on the basis of their equity characteristics,  and  ratings  of  those  securities,  if any,  will  not be an important factor in their selection.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in equity securities of  mid-capitalization  companies (80% Policy).  The
Portfolio's 80% Policy may be changed  without  shareholder  approval.  However, shareholders will be given notice at least 60 days prior to any such change.

We  assess  economic,  industry,  market  and  company  developments  to  select investments in promising  emerging growth companies that are expected to benefit from new technology, new products or services, research discoveries, rejuvenated management and the like.  However,  subject to its 80% Policy, the Portfolio may invest in any equity security that, in our judgment,  provides the potential for significant capital appreciation.

Although we do not attempt to time the market,  the  Portfolio  may hold cash or invest in short-term debt securities or other money market  instruments when, in our opinion,  such holdings are prudent given the prevailing market  conditions.
Under normal market conditions, the Portfolio may hold as much as 20% of its net assets in cash or short-term debt securities or other money market  instruments, although it will  generally  not hold more than 10% of its net assets in cash or short-term investments.  The Portfolio also may, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options  transactions on stocks and enter into closing transactions with respect to those activities.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
This  Portfolio will be affected  primarily by changes in stock prices.  Because the Portfolio seeks maximum long-term  capital growth by investing  primarily in mid-capitalization  companies,  its  investments  are likely to involve a higher degree  of  liquidity  risk and  price  volatility  than  investments  in larger capitalization  securities.  To the  extent  that  the  Portfolio  holds a large portion of its assets in cash or short-term debt securities, it may be unable to achieve its investment goal.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or  guaranteed  by the  Federal  Deposit  Insurance  Corporation  or  any  other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The Mid-Cap Growth Equity Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Mid-Cap  Growth  Equity  Portfolio.  We show how  returns  before  taxes for The
Mid-Cap Growth Equity Portfolio have varied over the past ten calendar years, as well as average annual returns for one, five and ten years - with average annual returns  compared to the performance of the Russell  Midcap(R)Growth  Index. The
Russell  Midcap  Growth  Index   measures  the   performance  of  those  Russell
Midcap(R)Index  companies with higher price-to-book ratios and higher forecasted growth  values.  The Russell  Midcap Index  measures the  performance of the 800 smallest companies in the Russell 1000(R)Index,  which measures the 1000 largest companies  in the Russell  3000(R)Index.  The Russell  3000 Index  measures  the
performance  of  the  3000  largest  U.S.   companies   based  on  total  market
capitalization.  The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance (before and after  taxes)  does not  necessarily  indicate  how it will  perform  in the future.  During the periods shown,  Delaware  Management Company has voluntarily waived fees and paid expenses of The Mid-Cap  Growth Equity  Portfolio.  Returns would be lower without the voluntary waiver and payment.

[GRAPHIC  OMITTED:  BAR CHART  SHOWING  YEAR BY YEAR TOTAL  RETURN (The  Mid-Cap
Growth Equity Portfolio)]

Year-by-year total return (The Mid-Cap Growth Equity Portfolio)

        The Mid-Cap Growth Equity Portfolio
           1996                      13.40%
           1997                      13.00%
           1998                      20.14%
           1999                      66.98%
           2000                      -9.71%
           2001                     -13.87%
           2002                     -24.46%
           2003                      39.34%
           2004                      12.15%
           2005                      10.45%

During the periods  illustrated  in this bar chart,  The Mid-Cap  Growth  Equity
Portfolio's  highest  quarterly return was 48.12% for the quarter ended December
31, 1999 and its lowest  quarterly  return was  -24.03%  for the  quarter  ended
December 31, 2000.

                                Average annual returns for periods ending 12/31/05

----------------------------------------------------------------- -------------- -------------- --------------
The Mid-Cap Growth Equity Portfolio                                   1 year        5 years       10 years
----------------------------------------------------------------- -------------- -------------- --------------
Return before taxes                                                   10.45%         2.35%         10.06%
----------------------------------------------------------------- -------------- -------------- --------------
Return after taxes on distributions                                    9.22%         2.00%          5.46%
----------------------------------------------------------------- -------------- -------------- --------------
Return after taxes on distributions and sale of Portfolio shares       7.81%         1.93%          6.49%
----------------------------------------------------------------- -------------- -------------- --------------
Russell Midcap Growth Index
(reflects no deduction for fees, expenses or taxes)                   12.10%         1.38%          9.27%
----------------------------------------------------------------- -------------- -------------- --------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

What are The Mid-Cap Growth Equity Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio  operating expenses are deducted from The Mid-Cap Growth Equity
Portfolio's assets.

 ------------------------------------------------------ --------------
 Investment advisory fees(1)                            0.75%
 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ --------------
 Other expenses                                         0.24%
 ------------------------------------------------------ --------------
 Total annual operating expenses(1)                     0.99%
 ------------------------------------------------------ --------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical investment of $10,000 with an annual 5% return over the time shown.
(2) This example assumes that the Portfolio's  total annual  operating  expenses remain  unchanged in each of the periods we show.  This is an example only,  and does not  represent  future  expenses,  which may be  greater or less than those shown here.

 --------------- -------------
 1 year          $101
 --------------- -------------
 3 years         $315
 --------------- -------------
 5 years         $547
 --------------- -------------
 10 years        $1,213
 --------------- -------------

(1.) Delaware  Management  Company  has  agreed to waive  fees and pay  expenses through  February  28,  2007 in order to  prevent  total  annual  operating expenses  (excluding any taxes,  interest,  brokerage  fees,  extraordinary expenses and certain insurance costs) from exceeding 0.93% of average daily net assets.  The fees and  expenses  shown in the table do not reflect this voluntary  expense cap. Had the amount  waived  and/or paid been  deducted, investment  advisory fees and total annual  operating  expenses  would have been 0.69% and 0.93%, respectively.

(2.) The  Portfolio's  actual  rate of return  may be  greater  or less than the hypothetical  5% return we use  here.  This  example  does not  assume  the voluntary expense cap described in footnote 1.

Profile: The Small-Cap Growth Equity Portfolio

What is the Portfolio's goal?

     The Small-Cap Growth Equity Portfolio seeks long-term capital appreciation.
     Although  the  Portfolio  will  strive to  achieve  its  goal,  there is no assurance that it will.

What are the Portfolio's main investment  strategies?  The Portfolio will invest primarily in equity  securities of companies  that we believe have the potential for high  earnings  growth.  For purposes of this  Portfolio,  we will  consider small-capitalization  companies  to  be  those  which  generally  represent  the smallest 25% in terms of market  capitalization of U.S. equity securities listed on a  national  securities  exchange  or NASDAQ (at the time of  purchase).  The
Portfolio  has been  designed  to provide  investors  with  potentially  greater long-term  rewards than  provided by an  investment in a fund that seeks capital appreciation  from common  stocks of companies  with more  established  earnings histories.  In pursuing its objective,  the Portfolio  anticipates  that it will
invest  primarily  in  common  stocks,  preferred  stocks,   convertible  bonds,
convertible  debentures,  convertible  notes,  convertible  preferred stocks and warrants or rights. To the extent that the Portfolio invests in convertible debt securities,  those  securities  will be  purchased  on the basis of their equity characteristics,  and the ratings,  if any, of those  securities  will not be an important factor in their selection.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in equity securities of small-capitalization  companies (80% Policy). The
Portfolio's 80% Policy may be changed  without  shareholder  approval.  However, shareholders  will be given  notice at least 60 days  prior to any such  change.
Also, under normal circumstances, no more than 20% of the Portfolio's net assets may be invested in debt securities of corporate and government issuers.

The Portfolio will invest in equity  securities of companies that we believe are undervalued and have the potential for high earnings growth.  Companies in which the Portfolio invests generally will meet one or more of the following criteria:
high  historical  earnings-per-share  (EPS) growth;  high  projected  future EPS growth; an increase in research analyst earnings estimates;  attractive relative price-to-earnings  ratios; and high relative discounted cash flows. In selecting the Portfolio's investments,  we also focus on companies with capable management teams,  strong industry  positions,  sound capital  structures,  high returns on equity, high reinvestment rates and conservative financial accounting policies.

The Portfolio may also engage in options and futures transactions.  In addition, the  Portfolio may invest up to 10% of its assets in foreign  securities,  which may include Global Depositary Receipts and, without limitation, in sponsored and unsponsored American Depositary Receipts that are actively traded in the U.S.

In  unusual  market  conditions,  in  order  to meet  redemption  requests,  for temporary  defensive purposes and pending  investment,  the Portfolio may hold a substantial portion of its assets in cash or short-term, debt obligations.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
The Portfolio will be affected primarily by changes in stock prices. Because the
Portfolio  seeks  long-term  capital  appreciation  by  investing  primarily  in small-capitalization  companies,  its investments are likely to involve a higher
degree  of  liquidity  and  price   volatility   than   investments   in  larger
capitalization  securities.  Investments in foreign  securities may be adversely affected by political  instability,  foreign  economic  conditions or inadequate regulatory  or  accounting  standards.  If, and to the extent that, we invest in options  and  futures,  the  Portfolio  will be  subject  to the  special  risks associated with those activities. To the extent that the Portfolio holds a large portion of its assets in cash or short-term debt  obligations,  it may be unable to achieve its investment goal.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or  guaranteed  by the  Federal  Deposit  Insurance  Corporation  or  any  other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The Small-Cap Growth Equity Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Small-Cap  Growth  Equity  Portfolio.  We show how returns  before taxes for The
Small-Cap  Growth  Equity  Portfolio  have varied  over the past seven  calendar years,  as well as average  annual  returns  for one year,  five years and since inception - with  average  annual  returns  compared to the  performance  of the
Russell  2000(R)Growth  Index.  The  Russell  2000  Growth  Index  measures  the performance  of those  Russell 2000 Index  companies  with higher  price-to-book ratios and higher forecasted growth values.  The Russell 2000 Index measures the performance of the 2000 smallest  companies in the Russell  3000(R)Index,  which measures  the  performance  of the 3000 largest  U.S.  companies  based on total market  capitalization.  The index is unmanaged  and does not include the actual
costs  of  buying,   selling  and  holding  securities.   The  Portfolio's  past
performance  (before and after taxes) does not necessarily  indicate how it will perform in the future.  During some of the periods  shown,  Delaware  Management
Company has  voluntarily  waived fees and paid expenses of The Small-Cap  Growth
Equity  Portfolio.  Returns  would be lower  without  the  voluntary  waiver and payment.

[GRAPHIC  OMITTED:  BAR CHART  SHOWING YEAR BY YEAR TOTAL RETURN (The  Small-Cap
Growth Equity Portfolio)]

Year-by-year total return (The Small-Cap Growth Equity Portfolio)

     The Small-Cap Growth Equity Portfolio
         1999                   60.53%
         2000                   -6.14%
         2001                   -16.83%
         2002                   -18.60%
         2003                   32.79%
         2004                   12.02%
         2005                    5.91%

During the periods  illustrated in this bar chart,  The Small-Cap  Growth Equity
Portfolio's  highest  quarterly return was 34.73% for the quarter ended December
31, 1999 and its lowest  quarterly  return was  -27.33%  for the  quarter  ended
September 30, 2001.

               Average annual returns for periods ending 12/31/05

----------------------------------------------------------------- -------------- ---------------- ----------------
                                                                                                       Since
                                                                                                     inception
The Small-Cap Growth Equity Portfolio                                 1 year         5 years        (9/15/1998)
----------------------------------------------------------------- -------------- ---------------- ----------------
Return before taxes                                                    5.91%          1.30%           11.04%
----------------------------------------------------------------- -------------- ---------------- ----------------
Return after taxes on distributions                                    5.91%          1.30%           10.46%
----------------------------------------------------------------- -------------- ---------------- ----------------
Return after taxes on distributions and sale of Portfolio shares       3.84%          1.11%            9.38%
----------------------------------------------------------------- -------------- ---------------- ----------------
Russell 2000 Growth Index
(reflects no deduction for fees, expenses or taxes)                    4.15%          2.28%          6.10%(1)
----------------------------------------------------------------- -------------- ---------------- ----------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

(1.) The Russell  2000 Growth Index  reports  returns on a monthly  basis.  This figure  reflects the return from  September  30, 1998 through  December 31,
     2005.

What are The Small-Cap Growth Equity Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual  Portfolio  operating  expenses are deducted  from The  Small-Cap  Growth
Equity Portfolio's assets.

 ------------------------------------------------------ ------------
 Investment advisory fees(1)                            0.75%
 ------------------------------------------------------ ------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ ------------
 Other expenses                                         0.11%
 ------------------------------------------------------ ------------
 Total annual operating expenses(1)                     0.86%
 ------------------------------------------------------ ------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(2)  This example  assumes  that the  Portfolio's  total annual  operating expenses  remain  unchanged  in each of the periods we show.  This is an example only, and does not represent future expenses,  which may be greater or less than those shown here.

 --------------- --------------
 1 year          $88
 --------------- --------------
 3 years         $274
 --------------- --------------
 5 years         $477
 --------------- --------------
 10 years        $1,061
 --------------- --------------

(1.) Delaware  Management  Company  has  agreed to waive  fees and pay  expenses through  February  28,  2007 in order to  prevent  total  annual  operating expenses  (excluding any taxes,  interest,  brokerage  fees,  extraordinary expenses and certain insurance costs) from exceeding 0.89% of average daily net assets.

(2.) The  Portfolio's  actual  rate of return  may be  greater  or less than the hypothetical  5% return we use  here.  This  example  does not  assume  the voluntary expense cap described in footnote 1.

Profile:  The Focus Smid-Cap Growth Equity  Portfolio  (formerly,  The Small-Cap
Growth II Equity Portfolio)

What is the Portfolio's goal?

     The  Focus  Smid-Cap  Growth  Equity  Portfolio  seeks  long-term   capital
     appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the  Portfolio's  main  investment  strategies?  The Portfolio  invests primarily in common  stocks of  growth-oriented  companies  that we believe have long-term capital appreciation potential and expect to grow faster than the U.S.
economy.  We  particularly  seek small to mid sized companies that address large market opportunities,  which describe the possibilities of the market place that an individual large cap stock's goods and/or services will be sold. For purposes of the Portfolio,  we will  generally  consider  companies  that, at the time of
purchase,   have  total  market  capitalizations  within  the  range  of  market capitalizations of companies in the Russell 2500(TM) Growth Index. The Portfolio
will normally  invest in common stocks of companies with market  capitalizations of at least $300 million at the time of purchase.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets  in equity  securities  of small and  mid-capitalization  companies  (80%
Policy). The Portfolio's 80% Policy may be changed without shareholder approval.
However,  shareholders  will be given  notice at least 60 days prior to any such change.

Using a bottom up approach,  we seek to select  securities  that we believe have attractive end market potential, which describes the possibilities of the market place that an individual  stock's goods and/or  services will be sold,  dominant business  models  and strong  free cash flow  generation  that are  attractively priced compared to the intrinsic  values of the  securities.  We also consider a company's  operational  efficiencies,  management's plans for capital allocation and the company's shareholder orientation.  All of these factors give us insight into the  outlook  for a  company,  helping  us  identify  companies  poised for sustainable  free cash flow growth.  We believe that  sustainable free cash flow growth, if it occurs, may result in price appreciation for the company's stock.

The  Portfolio  generally  holds 25-30  stocks,  although  from time to time the
Portfolio  may hold  fewer or more  names  depending  on our  assessment  of the investment  opportunities  available.  In  addition,  we maintain a  diversified portfolio representing a number of different industries.  Such an approach helps to  minimize  the impact that any one  security  or  industry  could have on the
Portfolio if it were to experience a period of slow or declining growth.

Because our  objective is capital  appreciation,  the amount of dividend  income that a stock provides is only an incidental consideration for us.

The Portfolio may engage in options and futures transactions.  In addition,  the
Portfolio  may invest up to 10% of its assets in foreign  securities,  which may include Global  Depositary  Receipts and, without  limitation,  in sponsored and unsponsored American Depositary Receipts that are actively traded in the U.S.

In  unusual  market  conditions,  in  order  to meet  redemption  requests,  for temporary  defensive purposes and pending  investment,  the Portfolio may hold a substantial portion of its assets in cash or short-term, debt obligations.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
The Portfolio will be affected primarily by changes in stock prices. Because the
Portfolio seeks long-term capital  appreciation by investing  primarily in small and mid-capitalization companies, its investments are likely to involve a higher
degree  of  liquidity  and  price   volatility   than   investments   in  larger
capitalization  securities.  Investments in foreign  securities may be adversely affected by political  instability,  foreign  economic  conditions or inadequate regulatory  or  accounting  standards.  If, and to the extent that, we invest in options  and  futures,  the  Portfolio  will be  subject  to the  special  risks associated with those activities. To the extent that the Portfolio holds a large portion of its assets in cash or short-term debt  obligations,  it may be unable to achieve its investment goal.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or  guaranteed  by the  Federal  Deposit  Insurance  Corporation  or  any  other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The Focus  Smid-Cap  Growth Equity  Portfolio  (formerly,  The Small-Cap
Growth II Equity Portfolio) performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Focus Smid-Cap Growth Equity Portfolio. We show how returns before taxes for The
Focus  Smid-Cap  Growth Equity  Portfolio have varied over the past two calendar years, as well as average annual returns for one year and since inception - with average annual returns compared to the performance of the Russell  2000(R)Growth
Index and the  Russell  2500(TM)Growth  Index.  The Russell  2000  Growth  Index
measures the  performance  of those Russell  2000(R)Index  companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the  performance of the 2000 smallest  companies in the  Russell(R)3000
Index,  which measures the performance of the 3000 largest U.S.  companies based on total market  capitalization.  Although the  Portfolio  had been  benchmarked previously  against the Russell 2000 Growth Index,  we have  determined  that it would be more  appropriate  to use the Russell 2500 Growth Index going  forward.
The  Russell  2500  Growth  Index  measures  the  performance  of those  Russell
2500(TM)Index  with higher  price-to-book  ratios and higher  forecasted  growth values.  The Russell 2500 Index  measures the  performance  of the 2500 smallest companies in the Russell 3000 Index,  which is described  above. The indices are unmanaged  and do not  include the actual  costs of buying,  selling and holding securities.  The Portfolio's past performance  (before and after taxes) does not necessarily  indicate  how it will  perform in the  future.  During the  periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Focus Smid-Cap  Growth Equity  Portfolio.  Returns would be lower without the voluntary waiver and payment.

[GRAPHIC  OMITTED:  BAR CHART  SHOWING TOTAL RETURN (The Focus  Smid-Cap  Growth
Equity Portfolio)]

Year-by-year total return (The Focus Smid-Cap Growth Equity Portfolio)

   The Focus Smid-Cap Growth Equity Portfolio
         2004                    11.65%
         2005                     2.24%

During the periods  illustrated  in this bar chart,  The Focus  Smid-Cap  Growth
Equity  Portfolio's  highest  quarterly  return was 15.21% for the quarter ended
December  31,  2004 and its lowest  quarterly  return was -7.99% for the quarter ended March 31, 2005.

               Average annual returns for periods ending 12/31/05

----------------------------------------------------------------- -------------- -------------------
                                                                                  Since inception
The Focus Smid-Cap Growth Equity Portfolio                            1 year        (12/1/2003)
----------------------------------------------------------------- -------------- -------------------
Return before taxes                                                    2.24%           6.01%
----------------------------------------------------------------- -------------- -------------------
Return after taxes on distributions                                    2.24%           6.01%
----------------------------------------------------------------- -------------- -------------------
Return after taxes on distributions and sale of Portfolio shares       1.45%           5.13%
----------------------------------------------------------------- -------------- -------------------
Russell 2000 Growth Index
(reflects no deduction for fees, expenses or taxes)                    4.15%          9.11%(1)
----------------------------------------------------------------- -------------- -------------------
Russell 2500 Growth Index                                              8.17%         11.34%(1)
(reflects no deduction for fees, expenses or taxes)
----------------------------------------------------------------- -------------- -------------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

(1.) The Russell  2000 Growth  Index and the Russell  2500 Growth  Index  report returns on a monthly basis. These figures reflect returns from December 31,
     2003 through December 31, 2005.

What are The Focus Smid-Cap Growth Equity Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio  operating expenses are deducted from The Focus Smid-Cap Growth
Equity Portfolio's assets.

 ------------------------------------------------------ ------------
 Investment advisory fees(1)                            0.75%
 ------------------------------------------------------ ------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ ------------
 Other expenses(2)                                      1.17%
 ------------------------------------------------------ ------------
 Total annual operating expenses(1)                     1.92%
 ------------------------------------------------------ ------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(3)  This example  assumes  that the  Portfolio's  total annual  operating expenses  remain  unchanged  in each of the periods we show.  This is an example only, and does not represent future expenses,  which may be greater or less than those shown here.

 --------------- --------------
 1 year          $195
 --------------- --------------
 3 years         $603
 --------------- --------------
 5 years         $1,037
 --------------- --------------
 10 years        $2,243
 --------------- --------------

(1.)Delaware  Management  Company  has  agreed  to waive  fees and pay  expenses through  February  28,  2007 in order to  prevent  total  annual  operating expenses  (excluding any taxes,  interest,  brokerage  fees,  extraordinary expenses and certain insurance costs) from exceeding 0.92% of average daily net assets.  The fees and  expenses  shown in the table do not reflect this voluntary  expense cap. Had the amounts  waived and/or paid been  deducted, investment  advisory  fees,  other  expenses  and  total  annual  operating expenses would have been 0.00%, 0.92% and 0.92%, respectively.

(2.)Other expenses  have been restated to reflect an expected  decrease in other expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a  shareholder  meeting and issue a proxy statement during the upcoming fiscal year.

(3.) The  Portfolio's  actual  rate of return  may be  greater  or less than the hypothetical  5% return we use  here.  This  example  does not  assume  the voluntary expense cap described in footnote 1.

Profile: The Smid-Cap Growth Equity Portfolio

What is the Portfolio's goal?

     The Smid-Cap Growth Equity Portfolio seeks long-term capital  appreciation.
     Although  the  Portfolio  will  strive to  achieve  its  goal,  there is no assurance that it will.

What are the Portfolio's main investment  strategies?  The Portfolio will invest primarily in equity securities of small- and mid-sized companies that we believe have the  potential  for high  earnings  growth  at the  time of  purchase.  For purposes of this  Portfolio,  we will  generally  consider  small-capitalization companies  to be those  which  represent  the  smallest  25% in terms of  market capitalization  of  U.S.  equity  securities  listed  on a  national  securities exchange or on NASDAQ (at the time of purchase),  and we will generally consider mid-capitalization  companies to be those that have total market capitalizations between $1 billion and $10 billion (at the time of purchase).  The Portfolio has been designed to provide  investors with potentially  greater  long-term rewards than are provided by an  investment  in a fund that seeks  capital  appreciation from common stock of companies  with more  established  earnings  histories.  In pursuing its objective,  the Portfolio anticipates that it will invest primarily in common stocks,  preferred stocks,  convertible bonds, convertible debentures, convertible notes,  convertible  preferred stocks and warrants or rights. To the extent  that this  Portfolio  invests  in  convertible  debt  securities,  those securities will be purchased on the basis of their equity  characteristics,  and ratings of those  securities,  if any, will not be an important  factor in their selection.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in equity  securities  of small- and  mid-capitalization  companies  (80%
Policy). The Portfolio's 80% Policy may be changed without shareholder approval.
However,  shareholders  will be given  notice at least 60 days prior to any such change.

The Portfolio will invest in equity  securities of companies that we believe are undervalued and have the potential for high earnings growth.  Companies in which the Portfolio invests generally will meet one or more of the following criteria:
high  historical  earnings-per-share  (EPS) growth;  high  projected  future EPS growth; an increase in research analyst earnings estimates;  attractive relative price to earnings ratios; and high relative  discounted cash flows. In selecting the Portfolio's investments,  we also focus on companies with capable management teams,  strong industry  positions,  sound capital  structures,  high returns on equity, high reinvestment rates and conservative financial accounting policies.

The Portfolio may engage in options and futures transactions.  In addition,  the
Portfolio  may invest up to 20% of its assets in foreign  securities,  which may include Global Depository Receipts.

In  unusual  market  conditions,  in  order  to meet  redemption  requests,  for temporary  defensive purposes and pending  investment,  the Portfolio may hold a substantial portion of its assets in cash or short-term, debt obligations.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
The Portfolio will be affected primarily by changes in stock prices. Because the
Portfolio seeks long-term capital  appreciation by investing primarily in small-
and mid-capitalization companies, its investments are likely to involve a higher
degree  of  liquidity  and  price   volatility   than   investments   in  larger
capitalization  securities.  Investments in foreign  securities may be adversely affected by political  instability,  foreign  economic  conditions or inadequate regulatory  and accounting  standards.  If, and to the extent that, we invest in options  and  futures,  the  Portfolio  will be  subject  to the  special  risks associated with those activities. To the extent that the Portfolio holds a large portion of its assets in cash or short-term debt  obligations,  it may be unable to achieve its investment goal.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or  guaranteed  by the  Federal  Deposit  Insurance  Corporation  or  any  other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The Smid-Cap Growth Equity Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Smid-Cap  Growth  Equity  Portfolio.  We show the  return  before  taxes for The
Smid-Cap Growth Equity  Portfolio for the past calendar year, as well as average annual  returns for one year and since  inception - with average  annual returns compared to the  performance of the Russell  2500(TM)Growth  Index.  The Russell
2500 Growth Index measures the performance of those Russell  2500(TM) Index with higher  price-to-book  ratios and higher forecasted  growth values.  The Russell
2500 Index  measures  the  performance  of the 2500  smallest  companies  in the
Russell  3000 Index,  which  measures the  performance  of the 3000 largest U.S.
companies based on total market capitalization.  The index is unmanaged and does not include the actual  costs of buying,  selling  and holding  securities.  The
Portfolio's  past  performance  (before and after  taxes)  does not  necessarily indicate how it will perform in the future.  During the periods shown,  Delaware
Management Company has voluntarily waived fees and paid expenses of The Smid-Cap
Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC  OMITTED:  BAR CHART SHOWING  TOTAL RETURN (The Smid-Cap  Growth Equity
Portfolio)]

Total return (The Smid-Cap Growth Equity Portfolio)

      The Smid-Cap Growth Equity Portfolio
         2005                     3.76%

During the periods  illustrated  in this bar chart,  The Smid-Cap  Growth Equity
Portfolio 's highest  quarterly  return was 3.35% for the quarter ended June 30,
2005 and its lowest  quarterly return was -4.78% for the quarter ended March 31,
2005.

               Average annual returns for periods ending 12/31/05

----------------------------------------------------------------- -------------- -------------------
                                                                                  Since inception
The Smid-Cap Growth Equity Portfolio                                  1 year        (12/1/2004)
----------------------------------------------------------------- -------------- -------------------
Return before taxes                                                    3.76%           6.60%
----------------------------------------------------------------- -------------- -------------------
Return after taxes on distributions                                    3.76%           6.60%
----------------------------------------------------------------- -------------- -------------------
Return after taxes on distributions and sale of Portfolio shares       2.44%           5.61%
----------------------------------------------------------------- -------------- -------------------
Russell 2500 Growth Index
(reflects no deduction for fees, expenses or taxes)                    8.17%          8.17%(1)
----------------------------------------------------------------- -------------- -------------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

(1.) The Russell 2500 Growth  Index  reports  returns on a monthly  basis.  This figure reflects return from December 31, 2004 through December 31, 2005.

What are The Smid-Cap Growth Equity Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The Smid-Cap Growth Equity
Portfolio's assets.

 ------------------------------------------------------ ------------
 Investment advisory fees(1)                            0.75%
 ------------------------------------------------------ ------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ ------------
 Other expenses                                         1.61%
 ------------------------------------------------------ ------------
 Total annual operating expenses(1)                     2.36%
 ------------------------------------------------------ ------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(2)  This example  assumes  that the  Portfolio's  total annual  operating expenses  remain  unchanged  in each of the periods we show.  This is an example only, and does not represent future expenses,  which may be greater or less than those shown here.

 --------------- --------------
 1 year          $239
 --------------- --------------
 3 years         $736
 --------------- --------------
 5 years         $1,260
 --------------- --------------
 10 years        $2,696
 --------------- --------------

(1.) Delaware  Management  Company  has  agreed to waive  fees and pay  expenses through  February  28,  2007 in order to  prevent  total  annual  operating expenses  (excluding any taxes,  interest,  brokerage  fees,  extraordinary expenses and certain insurance costs) from exceeding 0.92% of average daily net assets.  The fees and  expenses  shown in the table do not reflect this voluntary  expense cap. Had the amounts  waived and/or paid been  deducted, investment  advisory  fees,  other  expenses  and  total  annual  operating expenses would have been 0.00%, 0.92% and 0.92%, respectively.

(2.) The  Portfolio's  actual  rate of return  may be  greater  or less than the hypothetical  5% return we use  here.  This  example  does not  assume  the voluntary expense cap described in footnote 1.

Profile:  The  Real  Estate  Investment  Trust  Portfolio  and The  Real  Estate
Investment Trust Portfolio II

What are each Portfolio's goals?

     Each  Portfolio  seeks  maximum   long-term  total  return,   with  capital
     appreciation as a secondary objective.  Although each Portfolio will strive to achieve its goals, there is no assurance that it will.

What are each Portfolio's main investment  strategies?  Each Portfolio primarily invests in  securities  of  companies  principally  engaged  in the real  estate industry. The Portfolios are considered "non-diversified" under the federal laws and regulations that regulate mutual funds,  which means that they can invest in a smaller number of issuers than a diversified mutual fund.

Under normal  circumstances,  each Portfolio will invest at least 80% of its net assets in investments of real estate investment trusts (REITs) (80% Policy). The
Portfolios' 80% Policy may be changed  without  shareholder  approval.  However, shareholders will be given notice at least 60 days prior to any such change.

Each  Portfolio  may invest  without  limitation  in shares of REITs.  REITs are pooled  investment  vehicles  which invest  primarily in  income-producing  real estate or real estate related loans or interests. REITs are generally classified as equity REITs,  mortgage REITs or a combination of equity and mortgage  REITs.
Equity REITs invest the majority of their assets  directly in real  property and derive income  primarily  from the  collection  of rents.  Equity REITs can also realize  capital gains by selling  properties  that have  appreciated  in value.
Mortgage REITs invest the majority of their assets in real estate  mortgages and derive  income  from  the  collection  of  interest  payments.  Like  investment companies such as the Portfolios,  REITs are not taxed on income  distributed to shareholders  provided  they comply with  several  requirements  in the Internal
Revenue Code (Code), as amended.

Each  Portfolio  also  invests  in equity  securities  of real  estate  industry operating companies (REOCs). We define a REOC as a company that derives at least
50% of its  gross  revenues  or net  profits  from  either  (1)  the  ownership,
development,   construction,   financing,  management  or  sale  of  commercial,
industrial or residential  real estate,  or (2) products or services  related to the real estate industry,  such as building  supplies or mortgage  servicing.  A
Portfolio's  investments  in equity  securities  of REITs and REOCs may include, from  time to  time,  sponsored  or  unsponsored  American  Depositary  Receipts actively traded in the United States.  Equity securities include, but are not to be limited to, common stocks,  preferred  stocks,  securities  convertible  into common stocks and securities having common stock characteristics, such as rights and  warrants  to purchase  common  stocks.  To the extent  that this  Portfolio invests in convertible  debt  securities,  those securities will be purchased on the basis of their equity characteristics,  and ratings of those securities,  if any, will not be an important factor in their selection.

Each Portfolio may also, to a limited  extent,  enter into futures  contracts on stocks,  purchase or sell  options on such  futures,  engage in certain  options transactions on stocks and enter into closing transactions with respect to those activities. These activities will be entered into to facilitate each Portfolio's ability to quickly  deploy into the stock  market the  Portfolio's  positions in cash,  short-term debt securities and other money market  instruments,  at times when the Portfolio's  assets are not fully invested in equity  securities.  Such positions  will  generally be eliminated  when it becomes  possible to invest in securities that are appropriate for the Portfolio.

Each Portfolio may hold cash or invest in short-term  debt  securities and other money market instruments when we believe such holdings are prudent given current market  conditions.  Except  when we believe a temporary  defensive  approach is appropriate,  a  Portfolio  generally  will not hold  more  than 5% of its total assets  in  cash  or  such  short-term  investments.  All  of  these  short-term investments  will  be of the  highest  quality  as  determined  by a  nationally recognized  statistical ratings organization (e.g. AAA by S&P or Aaa by Moody's)
or be of comparable quality as we determine.

We do not normally  intend to respond to short-term  market  fluctuations  or to acquire securities for the purpose of short-term  trading;  however, we may take advantage of short-term  opportunities  that are  consistent  with a Portfolio's investment objectives.

What are the main risks of investing in each Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in each Portfolio will increase and decrease according to changes in the value of a Portfolio's investments.  In addition,  a  Portfolio's  share price and yield will  fluctuate  in response to movements in stock prices.  Because the Portfolios concentrate their investments in the real estate industry, an investment in either Portfolio may be subject to certain risks  associated with direct ownership of real estate and with the real estate  industry in general and their  investments may tend to fluctuate more in value than a portfolio  that invests in a broader  range of  industries.  To the extent that a Portfolio holds real estate directly,  as a result of defaults, or receives  rental  income  from its real  estate  holdings,  its tax  status as a regulated  investment  company  may be  jeopardized.  The  Portfolios  are  also affected by interest rate changes,  particularly  if the real estate  investment trusts  we  are  holding  use  floating  rate  debt  to  finance  their  ongoing operations.

Because  each  Portfolio  is  non-diversified,  adverse  effects  on any  single
Portfolio  investment  may  affect a larger  portion of its  overall  assets and subject the Portfolio to greater risks than a diversified portfolio.

REITs are subject to substantial  cash flow  dependency,  defaults by borrowers, self-liquidation,  and the risk of failing to qualify for tax-free  pass-through of income  under the Code,  and/or to maintain  exemptions  from the  Investment
Company Act of 1940,  as amended  (1940 Act).  By investing in REITs  indirectly through a Portfolio,  a shareholder bears not only a proportionate  share of the expenses of the Portfolio, but also, indirectly,  similar expenses of the REITs.
For a further  discussion of the special risks  presented by investing in REITs, see "Risk Factors - Real Estate Industry Risk."

Investments  in  foreign  securities  may be  adversely  affected  by  political instability, foreign economic conditions or inadequate regulatory and accounting standards.  If, and to the extent that,  we invest in options and  futures,  the
Portfolios  will  be  subject  to  the  special  risks   associated  with  those
activities. To the extent that the Portfolios hold a large portion of its assets in cash or  short-term  debt  obligations,  they may be unable to achieve  their investment goals.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance  Corporation or any other government agency.

You should  keep in mind that an  investment  in a  Portfolio  is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be sure to  discuss  these  Portfolios  with  your  investment consultant to determine whether they are appropriate investments for you.

How has The Real Estate Investment Trust Portfolio Class performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Real Estate  Investment  Trust Portfolio Class. We show how returns before taxes for The Real Estate  Investment  Trust  Portfolio  Class of the  Portfolio  have varied over the past ten calendar  years,  as well as average annual returns for one,  five  and  ten  years  -  with  average  annual  returns  compared  to the performance  of the NAREIT  Equity REIT Index.  The NAREIT  Equity REIT Index is
representative of tax-qualified REITs listed on the New York Stock Exchange, the
American Stock  Exchange and the NASDAQ  National  Market  System.  The index is unmanaged  and does not include the actual costs of buying,  selling and holding
securities.   The  Real  Estate   Investment  Trust  Portfolio  Class  commenced
operations on November 11, 1997. Pursuant to applicable regulation, total return shown for periods  prior to  commencement  of operations is that of the original
(and then only)  class of shares  offered by The Real  Estate  Investment  Trust
Portfolio,  which commenced  operations on December 6, 1995. That original class has  been  redesignated  Delaware  REIT  Fund  Class A.  Like  The  Real  Estate
Investment   Trust  Portfolio   Class,   the  original   class,   prior  to  its
redesignation,  did not carry a  front-end  sales  charge and was not subject to rule 12b-1 distribution  expenses.  The Portfolio's past performance (before and after  taxes) does not  necessarily  indicate how it will perform in the future.
During some of the periods shown,  Delaware  Management  Company has waived fees and paid expenses of The Real Estate  Investment Trust Portfolio Class.  Returns
would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Real
Estate Investment Trust Portfolio Class)]

Year-by-year total return (The Real Estate Investment Trust Portfolio Class)

     The Real Estate Investment Trust Portfolio Class
            1996                         41.81%
            1997                         31.34%
            1998                        -12.09%
            1999                         -2.57%
            2000                         32.83%
            2001                         8.80%
            2002                         4.20%
            2003                         33.99%
            2004                         31.42%
            2005                         6.78%

During the periods  illustrated  in this bar chart,  The Real Estate  Investment
Trust  Portfolio's  highest  quarterly  return was 21.32% for the quarter  ended
December  31,  1996 and its lowest  quarterly  return was -8.94% for the quarter ended September 30, 1998.

               Average annual returns for periods ending 12/31/05

----------------------------------------------------------------- -------------- -------------- ---------------
The Real Estate Investment Trust Portfolio Class                      1 year        5 years       10 years
----------------------------------------------------------------- -------------- -------------- ---------------
Return before taxes                                                    6.78%        16.35%         16.28%
----------------------------------------------------------------- -------------- -------------- ---------------
Return after taxes on distributions                                    3.69%        13.82%         13.36%
----------------------------------------------------------------- -------------- -------------- ---------------
Return after taxes on distributions and sale of Portfolio shares       7.22%        13.20%         12.82%
----------------------------------------------------------------- -------------- -------------- ---------------
NAREIT Equity REIT Index
(reflects no deduction for fees, expenses or taxes)                   12.16%        19.08%         14.50%
----------------------------------------------------------------- -------------- -------------- ---------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

What are The Real Estate Investment Trust Portfolio Class' fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The Real Estate Investment
Trust Portfolio Class' assets.

 ------------------------------------------------------ --------------
 Investment advisory fees                               0.74%
 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ --------------
 Other expenses                                         0.35%
 ------------------------------------------------------ --------------
 Total annual operating expenses                        1.09%
 ------------------------------------------------------ --------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(1)  This example  assumes  that the  Portfolio's  total annual  operating expenses  remain  unchanged  in each of the periods we show.  This is an example only, and does not represent future expenses,  which may be greater or less than those shown here.

 --------------- ---------------
 1 year          $111
 --------------- ---------------
 3 years         $347
 --------------- ---------------
 5 years         $601
 --------------- ---------------
 10 years        $1,329
 --------------- ---------------

(1.) The  Portfolio's  actual  rate  of  return  may be greater or less than the hypothetical 5% return we use here.

How has The Real Estate Investment Trust Portfolio II performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Real Estate  Investment Trust Portfolio II. We show how returns before taxes for
The Real Estate  Investment  Trust  Portfolio II have varied over the past eight calendar  years,  as well as average annual returns for one year, five years and since inception - with average annual returns compared to the performance of the
NAREIT  Equity REIT Index.  The NAREIT  Equity REIT Index is  representative  of tax-qualified  REITs listed on the New York Stock  Exchange,  the American Stock
Exchange and the NASDAQ National Market System.  The index is unmanaged and does not include the actual  costs of buying,  selling  and holding  securities.  The
Portfolio's  past  performance  (before and after  taxes)  does not  necessarily indicate how it will perform in the future.  During the periods shown,  Delaware
Management  Company has  voluntarily  waived fees and paid  expenses of The Real
Estate  Investment  Trust  Portfolio  II.  Returns  would be lower  without  the voluntary waiver and payment.

[GRAPHIC  OMITTED:  BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Real Estate
Investment Trust Portfolio II)]

Year-by-year total return (The Real Estate Investment Trust Portfolio II)

    The Real Estate Investment Trust Portfolio II
           1998                      -12.97%
           1999                       -1.89%
           2000                       33.12%
           2001                       9.41%
           2002                       4.54%
           2003                       34.91%
           2004                       30.21%
           2005                       6.78%

During the periods  illustrated  in this bar chart,  The Real Estate  Investment
Trust Portfolio II's highest  quarterly  return was 14.36% for the quarter ended
December  31,  2004 and its lowest  quarterly  return was -9.62% for the quarter ended September 30, 2002.

               Average annual returns for periods ending 12/31/05

----------------------------------------------------------------- -------------- ----------- ----------------
                                                                                             Since inception
The Real Estate Investment Trust Portfolio II                         1 year       5 years     (11/4/1997)
----------------------------------------------------------------- -------------- ----------- ----------------
Return before taxes                                                    6.78%        16.49%       12.08%
----------------------------------------------------------------- -------------- ----------- ----------------
Return after taxes on distributions                                    3.78%        14.33%        9.98%
----------------------------------------------------------------- -------------- ----------- ----------------
Return after taxes on distributions and sale of Portfolio shares       6.43%        13.50%        9.46%
----------------------------------------------------------------- -------------- ----------- ----------------
NAREIT Equity REIT Index
(reflects no deduction for fees, expenses or taxes)                   12.16%        19.08%      11.63%(1)
----------------------------------------------------------------- -------------- ----------- ----------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

(1.) The NAREIT  Equity  REIT Index  reports  returns on a monthly  basis.  This figure  reflects the return from  November  30, 1997  through  December 31,
     2005.

What are The Real Estate Investment Trust Portfolio II's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The Real Estate Investment
Trust Portfolio II's assets.

 ------------------------------------------------------ --------------
 Investment advisory fees(1)                            0.75%
 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ --------------
 Other expenses                                         0.14%
 ------------------------------------------------------ --------------
 Total annual operating expenses(1)                     0.89%
 ------------------------------------------------------ --------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical investment of $10,000 with an annual 5% return over the time shown.
(2) This example assumes that the Portfolio's  total annual  operating  expenses remain  unchanged in each of the periods we show.  This is an example only,  and does not  represent  future  expenses,  which may be  greater or less than those shown here.

 --------------- -------------
 1 year          $91
 --------------- -------------
 3 years         $284
 --------------- -------------
 5 years         $493
 --------------- -------------
 10 years        $1,096
 --------------- -------------

(1.) Delaware  Management  Company  has  agreed to waive  fees and pay  expenses through  February  28,  2007 in order to  prevent  total  annual  operating expenses  (excluding any taxes,  interest,  brokerage  fees,  extraordinary expenses and certain insurance costs) from exceeding 0.86% of average daily net assets.  The fees and  expenses  shown in the table do not reflect this voluntary  expense cap. Had the amount  waived  and/or paid been  deducted, investment  advisory fees and total annual  operating  expenses  would have been 0.72% and 0.86%, respectively.

(2.) The  Portfolio's  actual  rate of return  may be  greater  or less than the hypothetical  5% return we use  here.  This  example  does not  assume  the voluntary expense cap described in footnote 1.

Profile: The All-Cap Growth Equity Portfolio

What is the Portfolio's goal?

The All-Cap  Growth  Equity  Portfolio  seeks  long-term  capital  appreciation.
Although the  Portfolio  will strive to achieve its goal,  there is no assurance that it will.

What are the Portfolio's  main  investment  strategies?  We invest  primarily in common stocks of companies that we believe have long-term  capital  appreciation potential  and are  expected to grow faster than the U.S.  economy.  We consider companies of any size or market  capitalization.  Using a bottom up approach, we seek to select  securities that we believe have attractive end market potential, which describes the possibilities of the market place that an individual stock's goods and/or  services will be sold, or dominance of a profitable  niche market, dominant  business  models  and  strong  free  cash  flow  generation  that  are attractively  priced compared to the intrinsic value of the securities.  We also consider a  company's  operational  efficiencies,  management  plans for capital allocation and the company's shareholder orientation.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in equity  securities  (80% Policy).  The  Portfolio's  80% Policy may be
changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

We research  individual  companies and analyze  economic and market  conditions, seeking to identify the  securities or market sectors that we think are the best investments for the Portfolio.  Specifically,  we look for structural changes in the  economy,  industry  or product  cycle  changes,  or changes in  management, targeting  those  companies  that  can  best  capitalize  on such  changes.  The following is a description of how the portfolio  managers pursue the Portfolio's investment goals.

We strive to identify  companies  that offer the potential  for long-term  price appreciation  because they are likely to experience  sustainable  free cash flow growth. Using a bottom up approach, we look for companies that:

     o    have  attractive  end market  potential  or  dominance of a profitable
          niche  market,   dominant   business   models  and  strong  cash  flow
          generation;
     o    demonstrate operational and scale efficiencies;
     o    have demonstrated expertise for capital allocation; or
     o    have clear shareholder oriented governance and compensation policies.

All of these factors give us insight into the outlook for a company,  helping us to identify  companies poised for sustainable free cash flow growth.  We believe that  sustainable  free cash flow  growth,  if it  occurs,  may  result in price appreciation for the company's stock.

We  maintain  a  diversified  portfolio,  typically  holding a mix of  different stocks,  representing a wide array of industries  and a mix of small  companies, medium-size companies and large companies.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the
Portfolio.  This  Portfolio will be  particularly  affected by declines in stock prices,  which tend to  fluctuate  more than bond  prices.  Stock  prices may be negatively  affected  by a drop  in the  stock  market  or poor  performance  in
specific  companies  or  industries.   Stocks  of  companies  with  high  growth
expectations may be more susceptible to price declines if they do not meet those high expectations. Because the Portfolio seeks long-term capital appreciation by investing a portion of its portfolio in small- and mid-capitalization companies, its  investments  in these  securities  are likely to involve a higher degree of liquidity  and  price  volatility  than  investments  in  larger  capitalization securities.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or  guaranteed  by the  Federal  Deposit  Insurance  Corporation  or  any  other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The All-Cap Growth Equity Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
All-Cap  Growth  Equity  Portfolio.  We show how  returns  before  taxes for The
All-Cap Growth Equity  Portfolio have varied over the past five calendar  years, as well as average annual returns for one year, five years and since inception -
with  average  annual  returns  compared  to  the  performance  of  the  Russell
3000(R)Growth  Index.  The Russell 3000 Growth Index measures the performance of those Russell 3000(R)Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the
3000 largest U.S. companies based on total market  capitalization.  The index is unmanaged  and does not include the actual costs of buying,  selling and holding securities.  The Portfolio's past performance  (before and after taxes) does not necessarily  indicate  how it will  perform in the  future.  During the  periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The All-Cap  Growth  Equity  Portfolio.  Returns  would be lower  without the voluntary waiver and payment.

[GRAPHIC  OMITTED:  BAR CHART  SHOWING  YEAR BY YEAR TOTAL  RETURN (The  All-Cap
Growth Equity Portfolio)]

Year-by-year total return (The All-Cap Growth Equity Portfolio)

      The All-Cap Growth Equity Portfolio
         2001                   -23.82%
         2002                   -31.46%
         2003                   36.89%
         2004                    8.78%
         2005                    7.16%

During the periods  illustrated  in this bar chart,  The All-Cap  Growth  Equity
Portfolio's  highest  quarterly return was 21.92% for the quarter ended December
31, 2001 and its lowest quarterly return was -26.96% for the quarter ended March
31, 2001.

                                Average annual returns for periods ending 12/31/05

----------------------------------------------------------------- -------------- --------------- ------------------
                                                                                                   Since inception
The All-Cap Growth Equity Portfolio                                   1 year        5 years          (3/31/2000)
----------------------------------------------------------------- -------------- --------------- ------------------
Return before taxes                                                    7.16%         -3.59%            -6.31%
----------------------------------------------------------------- -------------- --------------- ------------------
Return after taxes on distributions                                    7.16%         -3.59%            -6.31%
----------------------------------------------------------------- -------------- --------------- ------------------
Return after taxes on distributions and sale of Portfolio shares       4.65%         -3.01%            -5.23%
----------------------------------------------------------------- -------------- --------------- ------------------
Russell 3000 Growth Index
(reflects no deduction for fees, expenses or taxes)                    5.17%         -3.15%            -8.08%
----------------------------------------------------------------- -------------- --------------- ------------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

What are The All-Cap Growth Equity Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio  operating expenses are deducted from The All-Cap Growth Equity
Portfolio's assets.

---------------------------------------------------- ---------------
Investment advisory fees(1)                          0.75%
---------------------------------------------------- ---------------
Distribution and service (12b-1) fees                none
---------------------------------------------------- ---------------
Other expenses(2)                                    0.39%
---------------------------------------------------- ---------------
Total annual operating expenses(1)                   1.14%
---------------------------------------------------- ---------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(3)  This example  assumes  that the  Portfolio's  total annual  operating expenses  remain  unchanged  in each of the periods we show.  This is an example only, and does not represent future expenses,  which may be greater or less than those shown here.

 --------------- --------------------
 1 year          $116
 --------------- --------------------
 3 years         $362
 --------------- --------------------
 5 years         $628
 --------------- --------------------
 10 years        $1,386
 --------------- --------------------

(1.) Delaware  Management  Company  has  agreed to waive  fees and pay  expenses through  February  28,  2007 in order to  prevent  total  annual  operating expenses  (excluding any taxes,  interest,  brokerage  fees,  extraordinary expenses and certain insurance costs) from exceeding 0.89% of average daily net assets.  The fees and  expenses  shown in the table do not reflect this voluntary  expense cap. Had the amount  waived  and/or paid been  deducted, investment  advisory fees and total annual  operating  expenses  would have been 0.50% and 0.89%, respectively.

(2.) Other expenses have been restated to reflect an expected  decrease in other expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a  shareholder  meeting and issue a proxy statement during the upcoming fiscal year.

(3.) The  Portfolio's  actual  rate of return  may be  greater  or less than the hypothetical  5% return we use  here.  This  example  does not  assume  the voluntary expense cap described in footnote 1.

Profile: The International Equity Portfolio

What is the Portfolio's goal?

     The  International  Equity Portfolio seeks maximum  long-term total return.
     Although  the  Portfolio  will  strive to  achieve  its  goal,  there is no assurance that it will.

What are the  Portfolio's  main  investment  strategies?  The Portfolio  invests primarily in equity securities of companies that are organized,  have a majority of their assets,  or derive most of their  operating  income  outside the United
States, and that, in our opinion,  are undervalued at the time of purchase based on our  fundamental  analysis.  Investments  will be made  mainly in  marketable securities of companies located in developed countries.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in equity  securities  (80% Policy).  The  Portfolio's  80% Policy may be
changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

Equity  securities  include,  but  are  not to be  limited  to,  common  stocks, securities  convertible  into common  stock ,  securities  having  common  stock characteristics,  such as rights and  warrants  to  purchase  common  stocks and preferred  securities.  To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics,  and  ratings  of  those  securities,  if any,  will  not be an important factor in their selection.  Additionally,  the Portfolio may from time to  time,  hold  its  assets  in cash  (which  may be U.S.  dollars  or  foreign currencies,  including the Euro), or may invest in short-term debt securities or other money  market  instruments.  Except when we believe a temporary  defensive approach is appropriate,  the Portfolio  generally will not hold more than 5% of its assets in cash or such short-term instruments.

Our  approach  in  selecting  investments  for  the  Portfolio  is  oriented  to individual  stock  selection  and is value driven.  In selecting  stocks for the
Portfolio,  we consider movement in the price of individual securities,  and the impact  of  currency  adjustment  on a  United  States  domiciled,  dollar-based investor.  We also  conduct  research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research  effort  is a  value  oriented  dividend  discount  methodology  toward individual  securities  and market  analysis which isolates value across country boundaries.  This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made.  Our  approach is long-term in  orientation,  and it is expected  that the annual  turnover  rate  of the  Portfolio  will  not  exceed  75%  under  normal circumstances.

In an international portfolio,  currency returns can be an integral component of an investment's  total return. We will use a purchasing power parity approach to assess the value of individual  currencies.  Purchasing power parity attempts to identify the amount of goods and  services  that a dollar will buy in the United
States and compares that to the amount of a foreign currency required to buy the same amount of goods and  services in another  country.  Eventually,  currencies should  trade at levels  that would make it  possible  for the dollar to buy the same amount of goods and  services  overseas as in the United  States.  When the dollar buys less, the foreign  currency may be overvalued.  When the dollar buys more,  the foreign  currency  may be  undervalued.  Securities  available  in an undervalued currency may offer greater return potential and may be an attractive investment.

Currency  considerations  carry a special risk for a portfolio of  international securities,  and we use a purchasing power parity approach to evaluate  currency risk. In this regard,  the Portfolio may actively  carry on hedging  activities, and may invest in forward foreign currency exchange  contracts to hedge currency risks  associated  with the purchase of individual  securities  denominated in a particular currency.

The  Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income  securities when, in our opinion,  attractive  opportunities  exist relative  to  those  available  through  equity  securities  or  the  short-term investments  described above. The foreign  fixed-income  securities in which the
Portfolio  may  invest  may be U.S.  dollar  or  foreign  currency  denominated, including the Euro, and may include obligations of foreign governments,  foreign government  agencies,  supranational  organizations  or  corporations  and other private entities. Such governmental fixed-income securities will be, at the time of purchase,  of the highest quality (e.g.,  AAA by S&P or Aaa by Moody's) or of comparable quality.  Corporate  fixed-income  securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
This  Portfolio  primarily  will be affected by changes in the stock  prices and currency  exchange  rates.  Investments  in securities  of non-U.S.  issuers are generally  denominated  in foreign  currencies  and  involve  certain  risks not typically associated with investing in U.S. companies. Foreign securities may be adversely  affected by political  instability,  foreign  economic  conditions or inadequate  regulatory  and  accounting  standards.  In  addition,  there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income  earned in foreign  nations or other  taxes  imposed  with  respect to investments  in foreign  nations.  The  Portfolio  may be adversely  affected by changes in currency  rates,  which may reduce or eliminate any gains produced by investments,  exchange  control  regulations,  and may incur costs in connection with conversions  between  currencies.  If, and to the extent that, we invest in forward  foreign  currency  contracts or use other  instruments to hedge against currency  risks,  the Portfolio will be subject to the special risks  associated with those activities.  In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than  tends to be the case for  foreign  investments  in  Western
Europe and other  developed  markets.  To the extent that the Portfolio  holds a large portion of its assets in cash or short-term  debt  obligations,  it may be unable to achieve  its  investment  goal.  In  addition,  to the extent that the
Portfolio invests in fixed income securities,  the value of those securities may be adversely  affected by changes in U.S. or foreign  interest rates, as well as changes in currency exchange rates.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or  guaranteed  by the  Federal  Deposit  Insurance  Corporation  or  any  other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The International Equity Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
International  Equity  Portfolio.  We show  how  returns  before  taxes  for The
International  Equity Portfolio have varied over the past ten calendar years, as well as average annual returns for one, five and ten years - with average annual returns compared to the performance of the Morgan Stanley Capital  International
EAFE(R)(MSCI  EAFE) Index. The MSCI EAFE Index is a free  float-adjusted  market capitalization  index  that is  designed  to  measure  developed  market  equity performance in  approximately  21 exchanges in Europe,  Australasia  and the Far
East  (excluding  the U.S. & Canada).  The index  returns below do not take into effect any foreign  withholding tax. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance  (before and after taxes) does not necessarily  indicate how it will perform in the future.  From commencement of operations  through April 30, 2001,
Mondrian  Investment   Partnership  Limited  (formerly  Delaware   International
Advisers Ltd.)  voluntarily  waived fees and paid expenses of The  International
Equity Portfolio. Returns for these periods would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The
International Equity Portfolio) ]

Year-by-year total return (The International Equity Portfolio)

   The International Equity Portfolio
        1996                13.02%
        1997                20.35%
        1998                5.13%
        1999                10.01%
        2000                17.41%
        2001                0.49%
        2002                -9.88%
        2003                -9.00%
        2004                21.02%
        2005                12.84%

During the  periods  illustrated  in this bar chart,  The  International  Equity
Portfolio's  highest  quarterly return was 22.52% for the quarter ended June 30,
2003 and its lowest quarterly return was -18.61% for the quarter ended
September 30, 2002.

                                Average annual returns for periods ending 12/31/05

----------------------------------------------------------------- -------------- -------------- ------------------
The International Equity Portfolio                                    1 year        5 years          10 years
----------------------------------------------------------------- -------------- -------------- ------------------
Return before taxes                                                   12.84%         9.67%            10.05%
----------------------------------------------------------------- -------------- -------------- ------------------
Return after taxes on distributions                                   11.46%         9.01%             8.67%
----------------------------------------------------------------- -------------- -------------- ------------------
Return after taxes on distributions and sale of Portfolio shares       8.88%         8.11%             8.12%
----------------------------------------------------------------- -------------- -------------- ------------------
Morgan Stanley Capital International EAFE Index
(reflects no deduction for fees, expenses or taxes)                   14.02%         4.94%             6.18%
----------------------------------------------------------------- -------------- -------------- ------------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

What are The International Equity Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio  operating expenses are deducted from The International  Equity
Portfolio's assets.

 ------------------------------------------------------ ------------
 Investment advisory fees                               0.75%
 ------------------------------------------------------ ------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ ------------
 Other expenses                                         0.13%
 ------------------------------------------------------ ------------
 Total annual operating expenses                        0.88%
 ------------------------------------------------------ ------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical investment of $10,000 with an annual 5% return over the time shown.
(1) This example assumes that the Portfolio's  total annual  operating  expenses remain  unchanged in each of the periods we show.  This is an example only,  and does not  represent  future  expenses,  which may be  greater or less than those shown here.

 --------------- --------------
 1 year          $90
 --------------- --------------
 3 years         $281
 --------------- --------------
 5 years         $488
 --------------- --------------
 10 years        $1,084
 --------------- --------------

(1)  The  Portfolio's  actual  rate of return  may be  greater  or less than the hypothetical 5% return we use here.

Profile: The Labor Select International Equity Portfolio

What is the Portfolio's goal?

     The Labor Select  International  Equity  Portfolio seeks maximum  long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What  are  the  Portfolio's  main  investment  strategies?  The  Portfolio  will primarily  invest in equity  securities of companies that are organized,  have a majority of their assets,  or derive most of their  operating  income outside of the United States,  and which,  in our opinion,  are  undervalued at the time of purchase based on the rigorous  fundamental analysis that we employ. In addition to following these quantitative guidelines, we will select securities of issuers
that  present  certain   characteristics  that  are  compatible  or  operate  in
accordance  with  certain  investment  policies  or  restrictions   followed  by
organized labor.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in equity  securities  (80% Policy).  The  Portfolio's  80% Policy may be
changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

In selecting  portfolio  securities,  we emphasize strong performance in falling markets  relative  to  other  mutual  funds  focusing  on  international  equity investments.  Equity securities include,  but are not limited to, common stocks, securities  convertible  into common  stocks,  securities  having  common  stock characteristics,  such as rights and  warrants to purchase  common  stocks,  and preferred  shares. To the extent that this Portfolio invests in convertible debt securities,  those  securities  will be  purchased  on the basis of their equity characteristics,  and  ratings  of  those  securities,  if any,  will  not be an important factor in their selection.  Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currency, including the Euro) or may invest in short-term  debt  securities or other money market  instruments.  Except when a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments.

The  Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income  securities when, in our opinion,  attractive  opportunities  exist relative  to  those  available  through  equity  securities  or  the  short-term investments  described above. The foreign  fixed-income  securities in which the
Portfolio  may  invest  may be U.S.  dollar  or  foreign  currency  denominated, including the Euro, and may include obligations of foreign governments,  foreign government  agencies,  supranational  organizations  or  corporations  and other private entities. Such governmental fixed-income securities will be, at the time of purchase,  of the highest quality (e.g.,  AAA by S&P or Aaa by Moody's) or of comparable quality.  Corporate  fixed-income  securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

Our  approach  in  selecting   investments   for  the   Portfolio  is  primarily
quantitatively  oriented to individual  stock selection and is value driven.  In selecting  stocks for the  Portfolio,  we identify those stocks which we believe will  provide  the  highest  total  return  over a  market  cycle,  taking  into consideration the movement in the price of the individual  security,  the impact of currency adjustment on a United States domiciled,  dollar-based  investor and the investment  guidelines  described  below. We conduct  extensive  fundamental research  on a  global  basis,  and it is  through  this  research  effort  that securities with the potential for maximum long-term total return are identified.
The  center of the  fundamental  research  effort is a value  oriented  dividend discount methodology applied to individual  securities and market analysis which isolates  value  across  country  boundaries.  Our  approach  focuses  on future anticipated  dividends and discounts the value of those  dividends  back to what they would be worth if they were being paid today.  Comparisons of the values of different possible investments are then made.

Supplementing our quantitative  approach to stock selection,  we also attempt to follow certain qualitative  investment guidelines which seek to identify issuers
that  present  certain   characteristics  that  are  compatible  or  operate  in
accordance  with  certain  investment  policies  or  restrictions   followed  by
organized  labor.  These  qualitative   investment  guidelines  include  country
screens,  as well as additional  issuer-specific  criteria.  The country screens require that the securities are of companies  domiciled in those  countries that are included in the Morgan Stanley Capital International  Europe,  Australia and
Far East (EAFE) Index and Canada,  as long as the country does not appear on any list of  prohibited  or boycotted  nations of the AFL-CIO or certain other labor organizations.  Nations that are currently in this index include,  among others,
Japan, the United Kingdom, Germany, France and the Netherlands. In addition, the
Portfolio will tend to favor  investment in issuers  located in those  countries that we  perceive  as  enjoying  favorable  relations  with the  United  States.
Pursuant to the Portfolio's  issuer-specific  criteria,  the Portfolio will: (1)
invest only in companies which are publicly traded;  (2) focus on companies that show, in our opinion,  evidence of pursuing fair labor  practices;  (3) focus on companies  that  have not been  subject  to  penalties  or  tariffs  imposed  by applicable  U.S.  government  agencies  for unfair  trade  practices  within the previous two years; and (4) not invest in initial public offerings.  Evidence of pursuing fair labor practices  would include whether a company has  demonstrated patterns of non-compliance  with applicable labor or health and safety laws. The qualitative  labor  sensitivity  factors  that  we  will  utilize  in  selecting securities will vary over time, and will be solely in our discretion.

We do not normally  intend to respond to short-term  market  fluctuations  or to acquire securities for the purpose of short-term  trading;  however, we may take advantage of short-term  opportunities  that are consistent with the Portfolio's investment  objective.  It is anticipated  that the annual  turnover rate of the
Portfolio, under normal circumstances, will generally not exceed 100%.

Currency  considerations  carry a special risk for a portfolio of  international securities,  and we use a purchasing power parity approach to evaluate  currency risk. In this regard,  the Portfolio may actively  carry on hedging  activities, and may invest in forward foreign currency exchange  contracts to hedge currency risks  associated  with the purchase of individual  securities  denominated in a particular currency.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
The Portfolio's  share prices and yields will fluctuate in response to movements in stock  prices and currency  exchange  rates.  Investments  in  securities  of
non-U.S.  issuers are generally  denominated  in foreign  currencies and involve certain risks not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability,  foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation,  nationalization or confiscatory  taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations.  The Portfolio also may be adversely affected by changes in currency  rates,  which may reduce or eliminate any gains produced by investment,  exchange control regulations,  and may incur costs in connection with conversions  between  currencies.  If, and to the extent that, we invest in forward  foreign  currency  contracts or use other  investments to hedge against currency  risks,  the Portfolio will be subject to the special risks  associated with those  activities.  In  addition,  to the extent the  Portfolio  invests in securities of companies in emerging markets, those investments present a greater degree of risk than  tends to be the case for  foreign  investments  in  Western
Europe and other developed markets.  To the extent that the Portfolio invests in fixed income securities, the value of those securities may be adversely affected by changes in U.S.  or foreign  interest  rates,  as well as changes in currency exchange  rates.  To the extent that the Portfolio  holds a large portion of its assets in cash or short-term debt  obligations,  it may be unable to achieve its investment goal.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or  guaranteed  by the  Federal  Deposit  Insurance  Corporation  or  any  other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The Labor Select International Equity Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Labor Select  International  Equity Portfolio.  We show how returns before taxes for The Labor Select  International  Equity  Portfolio have varied over the past ten calendar  years,  as well as average  annual  returns for one,  five and ten years - with average  annual returns  compared to the  performance of the Morgan
Stanley Capital International EAFE(R)(MSCI EAFE) Index. The MSCI EAFE Index is a
free  float-adjusted  market  capitalization  index that is  designed to measure developed  market equity  performance in  approximately  21 exchanges in Europe,
Australasia  and the Far East  (excluding  the US & Canada).  The index  returns below  do not take  into  effect  any  foreign  withholding  tax.  The  index is unmanaged  and does not include the actual costs of buying,  selling and holding securities.  The Portfolio's past performance  (before and after taxes) does not necessarily  indicate  how it will  perform in the  future.  During  some of the periods  shown,  Mondrian  Investment  Partners  Limited or Delaware  Management
Company,  as applicable,  has  voluntarily  waived fees and paid expenses of The
Labor Select International Equity Portfolio.  Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Labor
Select International Equity Portfolio)]

Year-by-year total return (The Labor Select International Equity Portfolio)

     The Labor Select International Equity Portfolio
            1996                         22.08%
            1997                         10.83%
            1998                         11.90%
            1999                         10.56%
            2000                         3.99%
            2001                        -10.73%
            2002                         -6.40%
            2003                         40.42%
            2004                         20.47%
            2005                         12.41%

During the periods illustrated in this bar chart, The Labor-Select International
Equity  Portfolio's  highest  quarterly  return was 22.54% for the quarter ended
June 30, 2003 and its lowest  quarterly return was -18.02% for the quarter ended
September 30, 2002.

               Average annual returns for periods ending 12/31/05

----------------------------------------------------------------- -------------- ------------ -------------
The Labor Select International Equity Portfolio                       1 year        5 years     10 years
----------------------------------------------------------------- -------------- ------------ -------------
Return before taxes                                                   12.41%         9.70%       10.71%
----------------------------------------------------------------- -------------- ------------ -------------
Return after taxes on distributions                                   11.34%         9.01%        9.42%
----------------------------------------------------------------- -------------- ------------ -------------
Return after taxes on distributions and sale of Portfolio shares       8.18%         8.12%        8.77%
----------------------------------------------------------------- -------------- ------------ -------------
Morgan Stanley Capital International EAFE Index
(reflects no deduction for fees, expenses or taxes)                   14.02%         4.94%        6.18%
----------------------------------------------------------------- -------------- ------------ -------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

What are The Labor Select International Equity Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual  Portfolio   operating  expenses  are  deducted  from  The  Labor  Select
International Equity Portfolio's assets.

 ------------------------------------------------------ ------------
 Investment advisory fees(1)                            0.75%
 ------------------------------------------------------ ------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ ------------
 Other expenses                                         0.14%
 ------------------------------------------------------ ------------
 Total annual operating expenses(1)                     0.89%
 ------------------------------------------------------ ------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(2)  This example  assumes  that the  Portfolio's  total annual  operating expenses  remain  unchanged  in each of the periods we show.  This is an example only, and does not represent future expenses,  which may be greater or less than those shown here.

 --------------- --------------
 1 year          $91
 --------------- --------------
 3 years         $284
 --------------- --------------
 5 years         $493
 --------------- --------------
 10 years        $1,096
 --------------- --------------

(1.) Delaware  Management  Company  has  agreed to waive  fees and pay  expenses through  February  28,  2007 in order to  prevent  total  annual  operating expenses  (excluding any taxes,  interest,  brokerage  fees,  extraordinary expenses and certain insurance costs) from exceeding 0.96% of average daily net assets.

(2.) The  Portfolio's  actual  rate of return  may be  greater  or less than the hypothetical 5% return we use here.

Profile: The Emerging Markets Portfolio

What is the Portfolio's goal?

     The  Emerging  Markets  Portfolio  seeks  long-term  capital  appreciation.
     Although  the  Portfolio  will  strive to  achieve  its  goal,  there is no assurance that it will.

What are the  Portfolio's  main  investment  strategies?  The  Emerging  Markets
Portfolio is an international  fund. The Portfolio  generally  invests in equity securities  of companies  organized in, having a majority of their assets in, or deriving a majority of their operating income from, emerging  countries.  Equity securities  include,  but are not limited to, common stocks,  preferred  stocks, convertible securities,  certain non-traditional equity securities and warrants.
To the extent that this Portfolio invests in convertible debt securities,  those securities will be purchased on the basis of their equity  characteristics,  and ratings of those  securities,  if any, will not be an important  factor in their selection. The Portfolio is considered  "non-diversified" under the federal laws and regulations that regulate mutual funds,  which means that it can invest in a smaller number of issuers than a diversified mutual fund.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in investments of emerging  market issuers (80% Policy).  The Portfolio's
80% Policy may be changed without shareholder  approval.  However,  shareholders will be given notice at least 60 days prior to any such change.

The  Portfolio  considers  an  "emerging  country"  to be any  country  that  is
generally   recognized  to  be  an  emerging  or   developing   country  by  the
international   financial   community,   including   the  World   Bank  and  the
International  Finance Corporation,  as well as countries that are classified by the United Nations as developing.  In addition,  any country that is included in the  International  Finance  Corporation  Free Index or Morgan  Stanley  Capital
International  Emerging  Markets  Index will be  considered  to be an  "emerging country." There are more than 130 countries that are generally  considered to be emerging or  developing  countries  by the  international  financial  community, approximately  40 of which currently have stock markets.  Almost every nation in the world is included  within  this group of  developing  or emerging  countries except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe.

The Portfolio will focus its  investments in those emerging  countries  where we consider  the  economies  to be  developing  strongly  and where the markets are becoming  more  sophisticated.  Currently,  investing  in  many  other  emerging countries  is not  feasible,  or  may,  in  our  opinion,  involve  unacceptable political  risks.  We believe that investment  opportunities  may result from an evolving long-term international trend favoring more market-oriented  economies, a trend  that may  particularly  benefit  certain  countries  having  developing markets.  This trend may be  facilitated  by local or  international  political, economic or financial  developments  that could  benefit the capital  markets in such countries.

In considering possible emerging countries in which the Portfolio may invest, we will place particular emphasis on factors such as economic conditions (including growth  trends,  inflation  rates and trade  balances),  regulatory and currency controls, accounting standards and political and social conditions. We currently anticipate  that the  countries in which the  Portfolio may invest will include, among others,  Argentina,  Brazil,  Chile, China,  Colombia,  Croatia, the Czech
Republic,  Egypt, Estonia, Ghana, Hong Kong, Hungary, India, Indonesia,  Israel,
Jordan,  Kazakhstan,  Kenya, Korea, Malaysia, Mexico, Morocco, Pakistan, Panama,
Peru, the Philippines,  Poland, Romania,  Russia,  Slovenia, South Africa, South
Korea, Sri Lanka, Taiwan,  Thailand,  Turkey,  Ukraine,  Venezuela,  Vietnam and
Zimbabwe.  As markets in other emerging countries  develop,  we expect to expand and further diversify the countries in which the Portfolio invests.

Although this is not an exclusive  list, we consider an emerging  country equity security to be one that is issued by a company that  exhibits one or more of the following characteristics:  (1) its principal securities trading market is in an emerging country, as defined above; (2) while traded in any market,  alone or on a consolidated  basis,  the company  derives 50% or more of its annual  revenues from  either  goods  produced,  sales made or  services  performed  in  emerging countries;  or (3) it is organized under the laws of, and has a principal office in,  an  emerging  country.  We will  determine  eligibility  based on  publicly available information and inquiries made of the companies.

Up to 35% of the  Portfolio's  net assets  may be  invested  in debt  securities issued by emerging country companies,  and foreign governments,  their agencies, instrumentalities  or political  subdivisions,  all of which may be  high-yield, high-risk fixed-income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated,  considered to be of equivalent quality.  The Portfolio may also invest  in Brady  Bonds and zero  coupon  bonds.  The  Portfolio  may  invest in securities issued in any currency and may hold foreign  currency.  Securities of issuers  within a given  country may be  denominated  in the currency of another country or in  multinational  currency units,  including the Euro. For temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high-quality debt instruments.

Currency  considerations  carry a special risk for a portfolio of  international securities. We use a purchasing power parity approach to evaluate currency risk.
In this regard, the Portfolio may actively carry on hedging activities,  and may invest in forward foreign  currency  exchange  contracts to hedge currency risks
associated  with  the  purchase  of  individual  securities   denominated  in  a
particular currency.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
This  Portfolio  primarily  will be affected by changes in stock and bond prices and currency exchange rates. Investments in securities of non-U.S. companies are generally  denominated  in foreign  currencies  and  involve  certain  risks not typically associated with investing in U.S. companies. Foreign securities may be adversely  affected by political  instability,  foreign  economic  conditions or inadequate  regulatory  and  accounting  standards.  In  addition,  there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income  earned in foreign  nations or other  taxes  imposed  with  respect to investments  in foreign  nations.  The  Portfolio  may be adversely  affected by changes in currency rates, exchange control regulations,  and may incur costs in connection with conversions between  currencies.  If, and to the extent that, we invest in forward foreign currency  contracts or use other  investments to hedge against  currency  risks,  the  Portfolio  will be subject to the special  risks associated  with those  activities.  In addition,  investments  in securities of companies in emerging  markets present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

Because  the  Portfolio  is  non-diversified,  adverse  effects  on  any  single
Portfolio  investment  may  affect a larger  portion of its  overall  assets and subject the  Portfolio to greater  risks than a  diversified  portfolio.  To the extent that the Portfolio invests in fixed income securities, the value of these securities  may be  adversely  affected by changes in U.S.  or foreign  interest rates,  as well as changes in currency  exchange  rates.  High yield,  high risk bonds (commonly  known as "junk bonds") are riskier than investment  grade bonds and have a higher  likelihood  of default on payment of interest and  principal.
They also tend to exhibit  higher  price  volatility,  which could  increase the price volatility of the Portfolio to the extent it invests in these  securities.
To the extent that the Portfolio  holds a large portion of its assets in cash or short-term debt obligations, it may be unable to achieve its investment goal.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or  guaranteed  by the  Federal  Deposit  Insurance  Corporation  or  any  other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The Emerging Markets Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Emerging  Markets  Portfolio.  We show how returns before taxes for The Emerging
Markets  Portfolio  have varied over the past eight calendar  years,  as well as average  annual  returns  for one year,  five years and since  inception  - with average annual returns compared to the performance of the Morgan Stanley Capital
International  (MSCI) Emerging Markets IndexSM.  The MSCI Emerging Markets Index
is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index is currently comprised of 26 emerging market  countries.  The index is unmanaged and does not include  the  actual  costs of  buying,  selling  and  holding  securities.  The
Portfolio's  past  performance  (before and after  taxes)  does not  necessarily indicate  how it will perform in the future.  During some of the periods  shown,
Mondrian   Investment  Partners  Limited  or  Delaware  Management  Company,  as
applicable,  has  voluntarily  waived  fees and paid  expenses  of The  Emerging
Markets  Portfolio.  Returns  would be lower  without the  voluntary  waiver and
payment.   Additionally,   reimbursement   fees   applicable  to  purchases  and
redemptions  of shares of the  Portfolio  are not reflected in the bar chart and table. If these fees were reflected, your return would be less than that shown.

[GRAPHIC  OMITTED:  BAR CHART  SHOWING YEAR BY YEAR TOTAL  RETURN (The  Emerging
Markets Portfolio)]

Year-by-year total return (The Emerging Markets Portfolio)

    The Emerging Markets Portfolio
       1998               -34.88%
       1999               62.01%
       2000               -23.33%
       2001                6.06%
       2002                4.99%
       2003               69.07%
       2004               35.21%
       2005               27.41%

During  the  periods  illustrated  in  this  bar  chart,  The  Emerging  Markets
Portfolio's  highest  quarterly return was 26.76% for the quarter ended December
31, 1999 and its lowest  quarterly return was -24.26% for the quarter ended June
30, 1998.

                                Average annual returns for periods ending 12/31/05

----------------------------------------------------------------- ----------- ------------ -----------------
                                                                                            Since inception
The Emerging Markets Portfolio                                      1 year      5 years       (4/14/1997)
----------------------------------------------------------------- ----------- ------------ -----------------
Return before taxes                                                 27.41%       26.53%         10.35%
----------------------------------------------------------------- ----------- ------------ -----------------
Return after taxes on distributions                                 19.99%       24.01%          8.73%
----------------------------------------------------------------- ----------- ------------ -----------------
Return after taxes on distributions and sale of Portfolio shares    22.83%       22.65%          8.35%
----------------------------------------------------------------- ----------- ------------ -----------------
Morgan Stanley Capital International Emerging Markets Index
(reflects no deduction for fees, expenses or taxes)                 34.54%       19.44%        6.35%(1)
----------------------------------------------------------------- ----------- ------------ -----------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

(1.) The Morgan Stanley  Capital  International  Emerging  Markets Index reports returns on a monthly basis.  This figure reflects the return from April 30,
     1997 through December 31, 2005.

What are The Emerging Markets Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees(1)                         0.75%
 ------------------------------------------------------ ----------
 Redemption reimbursement fees(1)                       0.75%
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual  Portfolio  operating  expenses  are deducted  from The Emerging  Markets
Portfolio's assets.

 ------------------------------------------------------ ------------
 Investment advisory fees(2)                            1.00%
 ------------------------------------------------------ ------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ ------------
 Other expenses                                         0.28%
 ------------------------------------------------------ ------------
 Total annual operating expenses(2)                     1.28%
 ------------------------------------------------------ ------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(3)  This example  assumes  that the  Portfolio's  total annual  operating expenses remain unchanged in each of the periods we show and that you redeem all of your shares at the end of each period  with  respect to the first  column and that you do not redeem your shares at the end of each period with respect to the second column.  This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 --------------- -------------------- ---------------------
                 Assumes              Assumes no
                 redemption(4)        redemption(4)
 --------------- -------------------- ---------------------
 1 year          $282                 $204
 --------------- -------------------- ---------------------
 3 years         $561                 $478
 --------------- -------------------- ---------------------
 5 years         $861                 $772
 --------------- -------------------- ---------------------
 10 years        $1,716               $1,609
 --------------- -------------------- ---------------------

(1.) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio.  These fees are designed to reflect an  approximation of the brokerage and other  transaction costs associated with the investment of an
     investor's   purchase   amount  or  the   disposition  of  assets  to  meet
     redemptions,  and  to  limit  the  extent  to  which  the  Portfolio  (and, indirectly,  the Portfolio's existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in The Emerging Markets
     Portfolio may be permitted to utilize  alternative  purchase and redemption
     methods   designed  to  accomplish   the  same   economic   effect  as  the
     reimbursement fees.

(2.) Delaware  Management  Company  has  agreed to waive  fees and pay  expenses through  February  28,  2007 in order to  prevent  total  annual  operating expenses  (excluding any taxes,  interest,  brokerage  fees,  extraordinary expenses and certain insurance costs) from exceeding 1.55% of average daily net assets.

(3.) The  Portfolio's  actual  rate of return  may be  greater  or less than the hypothetical 5% return we use here.

(4.) The examples  assume the purchase and  redemption  reimbursement  fees,  as applicable, described in footnote 1.

Profile: The Intermediate Fixed Income Portfolio

What is the Portfolio's goal?

     The  Intermediate  Fixed Income  Portfolio  seeks maximum  long-term  total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the  Portfolio's  main  investment  strategies?  The Portfolio  invests
primarily  in  a  diversified   portfolio  of  investment   grade   fixed-income
obligations,  including  securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities),  mortgage-backed securities,  asset-backed  securities,  corporate  bonds and other  fixed-income securities.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in fixed income  securities (80% Policy).  The Portfolio's 80% Policy may be changed without  shareholder  approval.  However,  shareholders will be given notice at least 60 days prior to any such change.

The Portfolio will have a  dollar-weighted  average  effective  maturity of more than three  years,  but less than 10 years.  Short- and  intermediate-term  debt securities  (under ten years) form the core of the  Portfolio.  Long-term  bonds
(over ten years) are purchased  when we believe they will enhance return without significantly  increasing risk.  Average effective maturity may exceed the above range when we believe opportunities for enhanced returns exceed risk.

Typically,  approximately 50% of the Portfolio's assets will be invested in U.S.
government securities,  mortgage-backed  securities and asset-backed securities.
All securities  purchased by the Portfolio will have an investment  grade rating at the time of purchase. Investment grade fixed-income obligations will be those rated BBB or better by S&P or Baa or better by  Moody's or those that we deem to be of  comparable  quality.  To the extent that the rating of a debt  obligation held  by the  Portfolio  falls  below  BBB or  Baa,  the  Portfolio,  as soon as practicable,  will  dispose  of the  security,  unless  such  disposal  would be detrimental to the Portfolio in light of market conditions.

The  Portfolio  may invest up to 20% of its assets in  foreign  securities.  The
Portfolio  intends  to invest  its  foreign  assets  primarily  in  fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their  operating  income in foreign  countries.  These  securities encompass both U.S.  dollar-denominated  securities of foreign issuers issued in the U.S.  (such as Yankee  bonds) and  nondollar-denominated  securities  traded outside of the U.S.  Presently,  the  Portfolio  plans on investing  its foreign assets  primarily in the  following  types of foreign  fixed-income  securities:
Yankee bonds;  supra-national  entities established or financially  supported by the national  governments of one or more countries to promote  reconstruction or development;  and bonds which are issued by a foreign non-corporate entity (such as the Province of Ontario) and denominated in U.S. dollars.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
This  Portfolio  will be affected by changes in interest rates because the value of fixed-income securities held by the Portfolio, particularly those with longer maturities,  will decrease if interest rates rise. Obligations rated BBB and Baa have speculative characteristics.  We also anticipate that the Portfolio will be
affected  by  high  portfolio   turnover  rates,   which  may  adversely  affect
performance by increasing transaction costs and could generate taxes for certain shareholders on realized  investment  gains. The Portfolio also will be affected by  prepayment  risk due to its  holdings of  mortgage-backed  securities.  With prepayment  risks,  when  homeowners  prepay  mortgages  during  periods  of low interest  rates the  Portfolio  may be forced to  re-deploy  its assets in lower yielding securities. To the extent the Portfolio invests in foreign fixed income securities,  the value of those securities may be adversely  affected by changes in U.S.  or foreign  interest  rates,  as well as changes in  currency  exchange rates.  Investments  in foreign  securities  may also be  adversely  affected by political instability,  foreign economic conditions or inadequate regulatory and accounting standards.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or  guaranteed  by the  Federal  Deposit  Insurance  Corporation  or  any  other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The Intermediate Fixed Income Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Intermediate  Fixed Income  Portfolio.  We show how returns before taxes for The
Intermediate  Fixed  Income  Portfolio  have varied over the past nine  calendar years,  as well as average  annual  returns  for one year,  five years and since inception - with  average  annual  returns  compared to the  performance  of the
Lehman  Brothers  Intermediate  Government/Credit  Index.  The  Lehman  Brothers
Intermediate Government/Credit Index is an index comprised of over 2500 publicly issued  corporate and U.S.  Government debt securities  rated  investment  grade
(Baa3/BBB-  or  better)  with at least one year to  maturity  and at least  $250 million par outstanding.  Securities  included in the index must have a maturity from one up to (but not  including)  ten years.  The index is unmanaged and does not include the actual  costs of buying,  selling  and holding  securities.  The
Portfolio's  past  performance  (before and after  taxes)  does not  necessarily indicate how it will perform in the future.  During the periods shown,  Delaware
Management  Company  has  voluntarily  waived  fees  and  paid  expenses  of The
Intermediate  Fixed  Income  Portfolio.  Returns  would  be  lower  without  the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Intermediate
Fixed Income Portfolio)]

Year-by-year total return (The Intermediate Fixed Income Portfolio)

     The Intermediate Fixed Income Portfolio
          1997                     7.37%
          1998                     7.07%
          1999                     0.46%
          2000                     10.60%
          2001                     8.48%
          2002                     6.84%
          2003                     5.79%
          2004                     3.90%
          2005                     1.79%

During the periods illustrated in this bar chart, The Intermediate  Fixed-Income
Portfolio's  highest  quarterly return was 4.09% for the quarter ended September
30, 2001 and its lowest  quarterly  return was -2.30% for the quarter ended June
30, 2004.

                                Average annual returns for periods ending 12/31/05

----------------------------------------------------------------- ---------- ------------- -----------------
                                                                                            Since inception
The Intermediate Fixed Income Portfolio                             1 year      5 years       (3/12/1996)
----------------------------------------------------------------- ---------- ------------- -----------------
Return before taxes                                                  1.79%       5.34%           5.78%
----------------------------------------------------------------- ---------- ------------- -----------------
Return after taxes on distributions                                  0.22%       3.49%           3.53%
----------------------------------------------------------------- ---------- ------------- -----------------
Return after taxes on distributions and sale of Portfolio shares     1.16%       3.44%           3.53%
----------------------------------------------------------------- ---------- ------------- -----------------
Lehman Brothers Intermediate Government/Credit Index
(reflects no deduction for fees, expenses or taxes)                  1.58%       5.50%         6.05%(1)
----------------------------------------------------------------- ---------- ------------- -----------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

(1.) The Lehman Brothers Intermediate Government/Credit Index reports returns on a monthly  basis.  This  figure  reflects  the return  from March 31,  1996 through December 31, 2005.

What are The Intermediate Fixed Income Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio  operating  expenses are deducted from The  Intermediate  Fixed
Income Portfolio's assets.

 ------------------------------------------------------ --------------
 Investment advisory fees(1)                            0.40%
 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ --------------
 Other expenses(2)                                      0.27%
 ------------------------------------------------------ --------------
 Total annual operating expenses(1)                     0.67%
 ------------------------------------------------------ --------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(3)  This example  assumes  that the  Portfolio's  total annual  operating expenses  remain  unchanged  in each of the periods we show.  This is an example only, and does not represent future expenses,  which may be greater or less than those shown here.

 --------------- --------------
 1 year          $68
 --------------- --------------
 3 years         $214
 --------------- --------------
 5 years         $373
 --------------- --------------
 10 years        $835
 --------------- --------------

(1.) Delaware  Management  Company  has  agreed to waive  fees and pay  expenses through  February  28,  2007 in order to  prevent  total  annual  operating expenses  (excluding any taxes,  interest,  brokerage  fees,  extraordinary expenses and certain insurance costs) from exceeding 0.43% of average daily net assets.  The fees and  expenses  shown in the table do not reflect this voluntary  expense cap. Had the amount  waived  and/or paid been  deducted, investment  advisory fees and total annual  operating  expenses  would have been 0.16% and 0.43%, respectively.

(2.) Other expenses have been restated to reflect an expected  decrease in other expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a  shareholder  meeting and issue a proxy statement during the upcoming fiscal year.

(3.) The  Portfolio's  actual  rate of return  may be  greater  or less than the hypothetical  5% return we use  here.  This  example  does not  assume  the voluntary expense cap described in footnote 1.

Profile: The Core Focus Fixed Income Portfolio

What is the Portfolio's goal?

     The Core Focus Fixed Income Portfolio seeks maximum long term total return, consistent  with  reasonable  risk.  Although the Portfolio  will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment  strategies?  The Portfolio will invest
primarily  in  a  diversified   portfolio  of  investment  grade,   fixed-income
obligations,  including  securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities),  mortgage-backed securities,  asset-backed  securities,  corporate  bonds and other  fixed-income securities.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in fixed income  securities (80% Policy).  The Portfolio's 80% Policy may be changed without  shareholder  approval.  However,  shareholders will be given notice at least 60 days prior to any such change.

The Portfolio will invest  principally in debt obligations  issued or guaranteed by the U.S. government and by U.S. corporations.  The U.S. government securities in which the  Portfolio  may invest  include a variety of  securities  which are issued or  guaranteed  as to the payment of  principal  and interest by the U.S.
government,  and by  various  agencies  or  instrumentalities  which  have  been established or sponsored by the U.S. government.  The corporate debt obligations in which the Portfolio may invest include, but are not limited to, bonds, notes, debentures and commercial paper of U.S. companies.

The Portfolio's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S.  government,  its agencies or  instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the
Portfolio  may invest are issued by certain  private,  non-government  entities.
Subject to quality  limitations,  the  Portfolio  may also invest in  securities which are backed by assets  such as  receivables  on home equity and credit card loans, automobile,  mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases.

All securities  purchased by the Portfolio will have an investment  grade rating at the time of purchase. Investment grade fixed-income obligations will be those rated BBB or better by S&P or Baa or better by  Moody's or those that we deem to be of  comparable  quality.  To the extent that the rating of a debt  obligation held  by the  Portfolio  falls  below  BBB or  Baa,  the  Portfolio,  as soon as practicable,  will  dispose  of the  security,  unless  such  disposal  would be detrimental to the Portfolio in light of market conditions.

The  Portfolio  may invest up to 20% of its assets in  foreign  securities.  The
Portfolio  intends  to invest  its  foreign  assets  primarily  in  fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign  countries.  These  fixed-income securities  include foreign government  securities,  debt obligations of foreign companies,  and securities issued by supra-national  entities. The Portfolio may invest in  securities  issued in any currency  and may hold foreign  currencies.
Presently,  the Portfolio  intends on investing its foreign assets  primarily in
U.S. dollar-denominated  fixed-income securities in a manner consistent with the foreign securities weighting in the Portfolio's  benchmark,  the Lehman Brothers
Aggregate Bond Index.

The Portfolio will typically have an average effective maturity of between three to ten years.  Short- and  intermediate-term  debt securities  (under ten years)
will form the core of the  Portfolio.  Long-term  bonds  (over ten years) may be purchased  when we  believe  they  will  enhance  return  without  significantly increasing  risk.  Average  effective  maturity  may exceed the above range when opportunities for enhanced returns exceed risk.

In  unusual  market  conditions,  in  order  to meet  redemption  requests,  for temporary defensive purposes,  and pending investment,  the Portfolio may hold a
substantial   portion  of  its  assets  in  cash  or   short-term   fixed-income
obligations.  Subject  to  certain  limitations,  the  Portfolio  will  also  be permitted to use various  derivative  instruments,  including  options,  futures contracts, options on futures contracts, foreign currency transactions, interest rate swaps and index swap agreements.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
The Portfolio will be affected by changes in interest rates because the value of fixed-income  securities held by the Portfolio,  particularly  those with longer maturities,  will decrease if interest rates rise.  Obligations rated BBB or Baa have speculative characteristics.  We also anticipate that the Portfolio will be affected by high portfolio turnover rates, which may increase  transaction costs and could generate taxes for certain  shareholders on realized investment gains.
The Portfolio  will also be affected by  prepayment  risk due to its holdings of
mortgage-backed   securities.  With  prepayment  risk,  when  homeowners  prepay mortgages  during periods of low interest rates,  the Portfolio may be forced to re-deploy its assets in lower yielding  securities.  To the extent the Portfolio invests in foreign fixed-income securities, the value of those securities may be adversely  affected by changes in U.S.  or foreign  interest  rates,  as well as changes in currency  exchange  rates.  Investments in foreign  securities may be adversely  affected by political  instability,  foreign  economic  conditions or inadequate regulatory and accounting  standards.  If, and to the extent that, we invest in the  derivative  instruments  described  above,  the Portfolio will be subject to the special risks  associated  with those  activities.  To the extent that the  Portfolio  holds a large  portion of its assets in cash or  short-term debt obligations, it may be unable to achieve its investment goal.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or  guaranteed  by the  Federal  Deposit  Insurance  Corporation  or  any  other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The Core Focus Fixed Income Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Core Focus Fixed Income Portfolio.  We show the return before taxes for The Core
Focus Fixed Income  Portfolio  for the past  calendar  year,  as well as average annual  returns for one year and since  inception - with average  annual returns compared to the  performance of the Lehman  Brothers  Aggregate Bond Index.  The
Lehman  Brothers  Aggregate Bond Index is composed of securities from the Lehman
Brothers  Government/Corporate Bond Index, Mortgage-Backed Securities Index, and
the Asset-Backed Securities Index. The Lehman Brothers Government/Corporate Bond
Index is composed of all bonds that are investment grade (rated Baa or higher by
Moody's or BBB or higher by S&P,  if unrated by  Moody's).  Issues  must have at least one year to maturity. The Lehman Brothers Mortgage-Backed Securities Index
is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the
FHLMC, including GNMA graduated payment mortgages.  The minimum principal amount required  for  inclusion  is  $50  million.  The  Lehman  Brothers  Asset-Backed
Securities  Index is  composed of credit  card,  auto,  and home  equity  loans.
Included in the index are  pass-through,  bullet  (noncallable),  and controlled amortization  structures;  no subordinated tranches are included. All securities have an average life of at least one year. The index's total return  consists of price  appreciation/depreciation  plus income as a  percentage  of the  original investment.  Indexes are rebalanced monthly by market capitalization.  The index is  unmanaged  and does not  include  the actual  costs of buying,  selling  and holding  securities.  The Portfolio's past performance  (before and after taxes)
does not  necessarily  indicate  how it will  perform in the future.  During the periods shown,  Delaware Management Company has voluntarily waived fees and paid expenses  of The Core  Focus  Fixed  Income  Portfolio.  Returns  would be lower without the voluntary waiver and payment.

[GRAPHIC  OMITTED:  BAR CHART  SHOWING TOTAL RETURN (The Core Focus Fixed Income
Portfolio)]

Total return (The Core Focus Fixed Income Portfolio)

      The Core Focus Fixed Income Portfolio
         2005                     2.30%

During the periods  illustrated  in this bar chart,  The Core Focus Fixed Income
Portfolio 's highest  quarterly  return was 2.87% for the quarter ended June 30,
2005 and its lowest  quarterly return was -0.89% for the quarter ended September
30, 2005.

                                Average annual returns for periods ending 12/31/05

----------------------------------------------------------------- ---------- ------------------
                                                                              Since inception
The Core Focus Fixed Income Portfolio                               1 year      (6/30/2004)
----------------------------------------------------------------- ---------- ------------------
Return before taxes                                                  2.30%         4.48%
----------------------------------------------------------------- ---------- ------------------
Return after taxes on distributions                                  1.65%         3.65%
----------------------------------------------------------------- ---------- ------------------
Return after taxes on distributions and sale of Portfolio shares     1.49%         3.33%
----------------------------------------------------------------- ---------- ------------------
Lehman Brothers Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)                  2.43%         4.43%
----------------------------------------------------------------- ---------- ------------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

What are The Core Focus Fixed Income Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual  Portfolio  operating  expenses  are  deducted  from The Core Focus Fixed
Income Portfolio's assets.

 ------------------------------------------------------ ------------
 Investment advisory fees(1)                            0.40%
 ------------------------------------------------------ ------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ ------------
 Other expenses(2)                                      0.44%
 ------------------------------------------------------ ------------
 Total annual operating expenses(1)                     0.84%
 ------------------------------------------------------ ------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(3)  This example  assumes  that the  Portfolio's  total annual  operating expenses  remain  unchanged  in each of the periods we show.  This is an example only, and does not represent future expenses,  which may be greater or less than those shown here.

 --------------- --------------
 1 year          $86
 --------------- --------------
 3 years         $268
 --------------- --------------
 5 years         $466
 --------------- --------------
 10 years        $1,037
 --------------- --------------

(1.) Delaware  Management  Company  has  agreed to waive  fees and pay  expenses through  February  28,  2007 in order to  prevent  total  annual  operating expenses  (excluding any taxes,  interest,  brokerage  fees,  extraordinary expenses and certain insurance costs) from exceeding 0.43% of average daily net assets.  The fees and  expenses  shown in the table do not reflect this voluntary  expense cap. Had the amounts  waived and/or paid been  deducted, investment  advisory  fees,  other  expenses  and  total  annual  operating expenses would have been 0.00%, 0.43% and 0.43%, respectively.

(2.) Other expenses have been restated to reflect an expected  decrease in other expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a  shareholder  meeting and issue a proxy statement during the upcoming fiscal year.

(3.) The  Portfolio's  actual  rate of return  may be  greater  or less than the hypothetical  5% return we use  here.  This  example  does not  assume  the voluntary expense cap described in footnote 1.

Profile: The High-Yield Bond Portfolio

What is the Portfolio's goal?

     The  High-Yield  Bond  Portfolio  seeks high  total  return.  Although  the
     Portfolio  will strive to achieve its goal,  there is no assurance  that it will.

What  are  the  Portfolio's  main  investment  strategies?  The  Portfolio  will primarily invest its assets at the time of purchase in: (1) corporate bonds that may be rated B- or  higher by S&P or B3 or  higher  by  Moody's,  or that may be unrated but considered to be of comparable  quality;  (2)  securities  issued or guaranteed by the U.S.  Government,  its agencies or  instrumentalities;  or (3)
commercial  paper of  companies  rated  A-1 or A-2 by S&P or rated P-1 or P-2 by
Moody's or that may be unrated but  considered to be of comparable  quality.  Of these categories of securities,  we anticipate  investing primarily in corporate bonds. The Portfolio may also invest in income-producing  securities,  including common stocks and preferred stocks, some of which may have convertible  features or attached  warrants and which may be speculative.  The Portfolio may invest up to 10% of its  total  assets in  securities  of  issuers  domiciled  in  foreign countries.  The Portfolio may hold cash or invest in short-term  debt securities and other money  market  instruments  when,  in our opinion,  such  holdings are prudent  given  then  prevailing  market  conditions.  Except  when we believe a temporary  defensive  approach is appropriate,  the Portfolio  normally will not hold more than 5% of its total assets in cash or such short-term investments.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in high-yield,  fixed-income securities (80% Policy). The Portfolio's 80%
Policy may be changed without shareholder approval.  However,  shareholders will be given notice at least 60 days prior to any such change.

High-yield,   fixed-income  securities,   or  high-yield  bonds,  are  generally
considered  to be those rated below BBB by S&P or below Baa by Moody's,  or that may be unrated but  considered to be of comparable  quality.  The Portfolio will generally focus its investments on bonds in the BB/Ba or B/B ratings  categories and in unrated bonds of similar quality.

From time to time,  the Portfolio may acquire zero coupon bonds and, to a lesser extent,  pay-in-kind  (PIK) bonds;  however,  the Portfolio  generally  does not purchase a substantial amount of these securities.

With respect to U.S.  Government  securities,  the  Portfolio may invest only in securities  issued or  guaranteed as to the payment of principal and interest by the U.S. Government,  and those of its agencies or  instrumentalities  which are backed by the full faith and credit of the United States.

We do not normally  intend to respond to short-term  market  fluctuations  or to acquire securities for the purpose of short-term  trading;  however, we may take advantage of short-term  opportunities  that are consistent with the Portfolio's investment objective.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  Investing in so-called  "junk" or "high-yield"  bonds entails certain  risks,  including the risk of loss of  principal,  which may be greater than the  risks  involved  in  investment  grade  bonds,  and  which  should  be considered by investors contemplating an investment in the Portfolio. Such bonds are  sometimes  issued by companies  whose  earnings at the time of issuance are less than the projected debt service on the junk bonds.

The market values of fixed-income  securities generally fall when interest rates rise. Lower rated and unrated fixed-income securities tend to reflect short-term corporate  and  market  developments  to a  greater  extent  than  higher  rated fixed-income  securities,  which react  primarily to fluctuations in the general level of interest rates. These lower rated or unrated securities  generally have higher yields,  but, as a result of factors such as reduced  creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market,  are  subject  to  greater  volatility  and risks of loss of income  and
principal  than  are  higher  rated  securities.   Unrated  bonds  may  be  more
speculative  in nature than rated  bonds.  We will  attempt to reduce such risks through  portfolio  diversification,  credit analysis and attention to trends in the economy, industries and financial markets.

If, as a result of volatility in the  high-yield  market or other  factors,  the
Portfolio experiences  substantial net redemptions of the Portfolio's shares for a sustained  period of time,  the Portfolio  may be required to sell  securities without  regard to the  investment  merits of the  securities to be sold. If the
Portfolio  sells a substantial  number of  securities  to generate  proceeds for redemptions,  the asset base of the Portfolio will decrease and the  Portfolio's expense ratio may increase.

Furthermore,  the  secondary  market  for  high-yield  securities  is  currently dominated  by  institutional  investors,  including  mutual  funds  and  certain financial  institutions.  There is generally  no  established  retail  secondary market  for  high-yield  securities.  As a  result,  the  secondary  market  for high-yield  securities  is more  limited and less  liquid  than other  secondary securities markets. The high-yield secondary market is particularly  susceptible to liquidity  problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons. A less liquid secondary market may have an adverse effect on the Portfolio's  ability to sell particular bonds, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as the deterioration in the  creditworthiness of the issuer. In addition,  a less liquid secondary market makes it more difficult for the Portfolio to obtain precise  valuations of the high-yield  securities in its portfolio.  During periods involving such liquidity problems, judgment plays a greater role in valuing  high-yield  securities than is normally the case. The secondary  market for high-yield  securities is also generally  considered to be more likely to be disrupted by adverse  publicity and investor  perceptions than the more established  secondary  securities markets.  The Portfolio's  privately placed high-yield  securities are particularly  susceptible to the liquidity and valuation risks outlined above.

To the extent that the Portfolio  holds a large portion of its assets in cash or short-term debt obligations, it may be unable to achieve its investment goal.

The  value of your  investment  in the  Portfolio  will  increase  and  decrease according to changes in the value of the Portfolio's investments.  The Portfolio will be affected by changes in bond prices.  Zero coupon bonds and PIK bonds are considered to be more  interest-sensitive  than income bearing bonds, to be more speculative  than  interest-bearing  bonds, and to have certain tax consequences which could,  under  certain  circumstances,  be adverse to the  Portfolio.  The
Portfolio's investments in securities issued by non-U.S. companies are generally denominated  in foreign  currencies  and  involve  certain  risks not  typically associated with investing in bonds issued by U.S. companies.  We also anticipate that the Portfolio will be affected by high portfolio  turnover rates, which may increase  transaction costs and could generate taxes for certain shareholders on realized investment gains.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or  guaranteed  by the  Federal  Deposit  Insurance  Corporation  or  any  other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The High-Yield Bond Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
High-Yield Bond  Portfolio.  We show how returns before taxes for The High-Yield
Bond Portfolio have varied over the past nine calendar years, as well as average annual  returns  for one year,  five years and since  inception  - with  average annual returns compared to the performance of the Bear Stearns High-Yield Index.
The Bear Stearns High-Yield Index includes fixed-income,  non-convertible,  U.S.
dollar  denominated  securities  rated both BB+ or lower by Standard  and Poor's
Rating Group and Ba1 or lower by Moody's Investors  Service,  an outstanding par value of not less than  $100  million  and more than one year to their  maturity date.  The index is  unmanaged  and does not include the actual costs of buying, selling and holding  securities.  The Portfolio's past  performance  (before and after  taxes) does not  necessarily  indicate how it will perform in the future.
During the periods shown,  Delaware  Management  Company has voluntarily  waived fees and paid expenses of The High-Yield Bond Portfolio.  Returns would be lower without the voluntary waiver and payment.

[GRAPHIC  OMITTED:  BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The  High-Yield
Bond Portfolio)]

Year-by-year total return (The High-Yield Bond Portfolio)

    The High-Yield Bond Portfolio
       1997              18.14%
       1998               1.75%
       1999               4.20%
       2000              -4.68%
       2001              -1.01%
       2002               1.93%
       2003              31.80%
       2004              17.37%
       2005               2.97%

During  the  periods   illustrated  in  this  bar  chart,  The  High-Yield  Bond
Portfolio's  highest  quarterly return was 12.15% for the quarter ended June 30,
2003 and its lowest  quarterly  return was -5.94% for the quarter ended June 30,
2001.

               Average annual returns for periods ending 12/31/05

----------------------------------------------------------------- ----------- ----------- --------------------
                                                                                            Since inception
The High-Yield Bond Portfolio                                       1 year     5 years        (12/2/1996)
----------------------------------------------------------------- ----------- ----------- --------------------
Return before taxes                                                  2.97%      9.96%            7.59%
----------------------------------------------------------------- ----------- ----------- --------------------
Return after taxes on distributions                                  0.17%      6.19%            3.41%
----------------------------------------------------------------- ----------- ----------- --------------------
Return after taxes on distributions and sale of Portfolio shares     1.89%      6.15%            3.79%
----------------------------------------------------------------- ----------- ----------- --------------------
Bear Stearns High-Yield Index
(reflects no deduction for fees, expenses, or taxes)                 1.76%      8.72%          5.93%(1)
----------------------------------------------------------------- ----------- ----------- --------------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

(1.) The Bear Stearns High Yield Index reports returns on a monthly basis.  This figure  reflects the return from  December  31, 1996  through  December 31,
     2005.

What are The High-Yield Bond Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual  Portfolio  operating  expenses are  deducted  from The  High-Yield  Bond
Portfolio's assets.

 ------------------------------------------------------ --------------
 Investment advisory fees(1)                            0.45%
 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ --------------
 Other expenses(2)                                      0.86%
 ------------------------------------------------------ --------------
 Total annual operating expenses(1)                     1.31%
 ------------------------------------------------------ --------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(3)  This example  assumes  that the  Portfolio's  total annual  operating expenses  remain  unchanged  in each of the periods we show.  This is an example only, and does not represent future expenses,  which may be greater or less than those shown here.

 --------------- --------------
 1 year          $133
 --------------- --------------
 3 years         $415
 --------------- --------------
 5 years         $718
 --------------- --------------
 10 years        $1,579
 --------------- --------------

(1)  Delaware  Management  Company  has  agreed to waive  fees and pay  expenses through  February  28,  2007 in order to  prevent  total  annual  operating expenses  (excluding any taxes,  interest,  brokerage  fees,  extraordinary expenses and certain insurance costs) from exceeding 0.59% of average daily net assets.  The fees and  expenses  shown in the table do not reflect this voluntary  expense cap. Had the amount  waived  and/or paid been  deducted, investment  advisory  fees,  other  expenses  and  total  annual  operating expenses would have been 0.00%, 0.59% and 0.59%, respectively.

(2.) Other expenses have been restated to reflect an expected  decrease in other expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a  shareholder  meeting and issue a proxy statement during the upcoming fiscal year.

(3)  The  Portfolio's  actual  rate of return  may be  greater  or less than the hypothetical  5% return we use  here.  This  example  does not  assume  the voluntary expense cap described in footnote 1.

Profile: The Core Plus Fixed Income Portfolio

What is the Portfolio's goal?

     The Core Plus Fixed Income Portfolio seeks maximum  long-term total return, consistent  with  reasonable  risk.  Although the Portfolio  will strive to achieve its goal, there is no assurance that it will.

     What  are  the  Portfolio's  main  investment  strategies?   The  Portfolio
     allocates its investments  principally among the following three sectors of the fixed-income securities markets: the U.S. Investment Grade Sector, U.S.
     High-Yield Sector and International Sector. Under normal circumstances, the
     Portfolio  will  invest  at least  80% of its net  assets  in fixed  income securities (80% Policy).  The Portfolio's 80% Policy may be changed without shareholder approval.  However,  shareholders will be given notice at least
     60 days prior to any such change.

     We will  determine  how much of the  Portfolio  to  allocate to each of the three sectors,  based on our  evaluation of economic and market  conditions and our assessment of the returns and potential for  appreciation  that can be  achieved  from  investments  in  each  of the  three  sectors.  We will periodically  reallocate the Portfolio's  assets, as deemed necessary.  The relative proportion of the Portfolio's assets to be allocated among sectors is described below.

o    U.S.  Investment Grade Sector Under normal  circumstances,  between 50% and
     90% of the Portfolio's total assets will be invested in the U.S. Investment
     Grade  Sector.  In managing the  Portfolio's  assets  allocated to the U.S.
     Investment  Grade Sector,  we will invest  principally in debt  obligations
     issued  or   guaranteed   by  the  U.S.   Government,   its   agencies   or
     instrumentalities and by U.S. corporations.  The corporate debt obligations in which the Portfolio may invest  include  bonds,  notes,  debentures  and commercial paper of U.S. companies. The U.S. Government securities in which the Portfolio may invest  include a variety of securities  which are issued or  guaranteed  as to the  payment of  principal  and  interest by the U.S.
     Government,  and by various agencies or  instrumentalities  which have been established or sponsored by the U.S. Government.

     The U.S.  Investment  Grade  Sector of the  Portfolio's  assets may also be invested in  mortgage-backed  securities  issued or  guaranteed by the U.S.
     Government,  its agencies or  instrumentalities  or by government sponsored corporations.  Other mortgage-backed  securities in which the Portfolio may invest are issued by certain private,  non-government entities.  Subject to the quality limitations,  the Portfolio may also invest in securities which are backed by assets  such as  receivables  on home  equity and credit card loans,  automobile,  mobile  home,  recreational  vehicle and other  loans, wholesale dealer floor plans and leases.

     Securities  purchased by the Portfolio  within this sector will be rated in one of the four highest  rating  categories  or will be unrated  securities that we determine are of comparable quality.  See Appendix A for additional rating information.

o    U.S.  High-Yield Sector Under normal  circumstances,  between 5% and 30% of the  Portfolio's  total  assets will be  allocated  to the U.S.  High-Yield
     Sector.  We will invest the  Portfolio's  assets that are  allocated to the
     U.S.  High-Yield  Sector primarily in those securities having a liberal and
     consistent   yield  and  those   tending  to  reduce  the  risk  of  market
     fluctuations.   The  Portfolio  may  invest  in  domestic   corporate  debt
     obligations, including, notes, which may be convertible or non-convertible, commercial  paper,  units consisting of bonds with stock or warrants to buy stock attached,  debentures,  convertible debentures, zero coupon bonds and pay-in-kind securities.

     The Portfolio will invest in both rated and unrated bonds.  The rated bonds that the Portfolio  may purchase in this sector will  generally be rated BB or lower by S&P or Fitch,  Ba or lower by Moody's,  or  similarly  rated by another nationally recognized statistical ratings organization.

o    International Sector The Portfolio may invest up to 20% of its total assets in the International  Sector. The International Sector invests primarily in fixed-income  securities of issuers organized or having a majority of their assets  or  deriving  a  majority  of their  operating  income  in  foreign
     countries.   These  fixed-income   securities  include  foreign  government
     securities, debt obligations of foreign companies, and securities issued by supra-national  entities. A supra-national  entity is an entity established or  financially  supported  by the  national  governments  of  one or  more
     countries   to  promote   reconstruction   or   development.   Examples  of
     supra-national  entities include,  among others, the International Bank for
     Reconstruction and Development (more commonly known as the World Bank), the
     European   Economic   Community,   the  European   Investment   Bank,   the
     Inter-American Development Bank and the Asian Development Bank.

     The Portfolio may invest in securities  issued in any currency and may hold foreign  currencies.  Securities  of issuers  within a given country may be denominated in the currency of another country or in multinational currency units, such as the Euro. The Portfolio may, from time to time,  purchase or
     sell  foreign   currencies   and/or  engage  in  forward  foreign  currency
     transactions in order to expedite settlement of Portfolio  transactions and to minimize currency value fluctuations.  Currency  considerations  carry a special  risk  for  the  Portfolio  to  the  extent  that  it  allocates  a significant portion of its assets to foreign securities.

     The Portfolio will invest in both rated and unrated foreign securities.  It may purchase  securities of issuers in any foreign  country,  developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets  countries and so-called Brady Bonds.  However, investments in emerging markets, Brady Bonds and in foreign securities that are rated  below  investment  grade  (e.g.  lower  than BBB by S&P),  or if unrated,  judged to be of comparable  quality,  will, in the aggregate,  be limited to no more than 5% of the Portfolio's total assets.

In  unusual  market  conditions,  in  order  to meet  redemption  requests,  for temporary defensive purposes,  and pending investment,  the Portfolio may hold a
substantial   portion  of  its  assets  in  cash  or   short-term   fixed-income
obligations.  The  Portfolio  may also use a wide range of hedging  instruments, including options, futures contracts and options on futures contracts subject to certain limitations.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
The Portfolio will be affected by changes in bond prices and interest rates. The market value of fixed income  securities  generally  falls when  interest  rates rise.

Investments  in  high-yield,  high risk or "junk"  bonds entail  certain  risks, including  the risk of loss of  principal,  which may be greater  than the risks presented by investment  grade bonds and which should be considered by investors contemplating  an investment in the Portfolio.  Among these risks are those that result from the absence of a liquid  secondary  market and the  dominance in the market of  institutional  investors.  Unrated bonds may be more  speculative  in nature than rated bonds.

We also  anticipate  that  the  Portfolio  will be  affected  by high  portfolio turnover rates,  which may increase  transaction  costs and could generate taxes for certain  investors on realized  investment gains. The Portfolio will also be affected by prepayment risk due to its holdings of  mortgage-backed  securities.
With prepayment  risk, when homeowners  prepay  mortgages  during periods of low interest  rates,  the  Portfolio  may be forced to re-deploy its assets in lower yielding  securities.  To the extent that the Portfolio holds a large portion of its assets in cash or short-term debt  obligations,  it may be unable to achieve its investment goal.

The  Portfolio's  investments  in  securities  issued by non-U.S.  companies are generally  denominated  in foreign  currencies  and  involve  certain  risks not typically associated with investing in bonds issued by U.S. companies, including political instability, foreign economic conditions and inadequate regulatory and accounting standards.  To the extent that the Portfolio invests in foreign fixed income  securities,  the value of these securities may be adversely  affected by changes  in U.S.  or foreign  interest  rates,  as well as  changes in  currency exchange  rates.  Investments  in emerging  markets are subject to greater risks than  investments in more developed  countries,  including risks of political or economic  instability,  expropriation,  adverse changes in tax laws and currency controls.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or  guaranteed  by the  Federal  Deposit  Insurance  Corporation  or  any  other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The Core Plus Fixed Income Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Core Plus Fixed Income Portfolio.  We show how returns before taxes for The Core
Plus Fixed Income  Portfolio have varied over the past three calendar  years, as well as average annual  returns for one year and since  inception - with average annual returns compared to the performance of the Lehman Brothers Aggregate Bond
Index.  The Lehman Brothers  Aggregate Bond Index is composed of securities from the Lehman Brothers  Government/Corporate Bond Index, Mortgage-Backed Securities
Index,   and  the   Asset-Backed   Securities   Index.   The   Lehman   Brothers
Government/Corporate  Bond Index is  composed  of all bonds that are  investment grade  (rated Baa or higher by  Moody's  or BBB or higher by S&P,  if unrated by
Moody's).  Issues must have at least one year to maturity.  The Lehman  Brothers
Mortgage-Backed  Securities  Index is  composed of all  fixed-rate,  securitized mortgage pools by GNMA,  FNMA, and the FHLMC,  including GNMA graduated  payment mortgages.  The minimum  principal amount required for inclusion is $50 million.
The Lehman Brothers  Asset-Backed  Securities  Index is composed of credit card, auto,  and home equity  loans.  Included in the index are  pass-through,  bullet
(noncallable),  and controlled amortization structures; no subordinated tranches are  included.  All  securities  have an average life of at least one year.  The index's total return consists of price  appreciation/depreciation plus income as a  percentage  of the original  investment.  Indexes are  rebalanced  monthly by market  capitalization.  The index is unmanaged  and does not include the actual
costs  of  buying,   selling  and  holding  securities.   The  Portfolio's  past
performance  (before and after taxes) does not necessarily  indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily  waived  fees  and  paid  expenses  of The Core  Plus  Fixed  Income
Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC  OMITTED:  BAR CHART  SHOWING  YEAR BY YEAR TOTAL RETURN (The Core Plus
Fixed Income Portfolio)]

Year-by-year total return (The Core Plus Fixed Income Portfolio)

      The Core Plus Fixed income Portfolio
         2003                     8.44%
         2004                     6.15%
         2005                     2.52%

During the periods  illustrated  in this bar chart,  The Core Plus  Fixed-Income
Portfolio's  highest  quarterly  return was 4.33% for the quarter ended June 30,
2003 and its lowest  quarterly  return was -2.54% for the quarter ended June 30,
2004.

                                Average annual returns for periods ending 12/31/05

----------------------------------------------------------------- -------------- -------------------
                                                                                   Since inception
The Core Plus Fixed Income Portfolio                                 1 year          (6/28/2002)
----------------------------------------------------------------- -------------- -------------------
Return before taxes                                                   2.52%             6.62%
----------------------------------------------------------------- -------------- -------------------
Return after taxes on distributions                                   1.49%             5.00%
----------------------------------------------------------------- -------------- -------------------
Return after taxes on distributions and sale of Portfolio shares      1.64%             4.72%
----------------------------------------------------------------- -------------- -------------------
Lehman Brothers U.S. Aggregate Index
(reflects no deduction for fees, expenses or taxes)                   2.43%           4.89%(1)
----------------------------------------------------------------- -------------- -------------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

(1.) The Lehman  Brothers  U.S.  Aggregate  Index  reports  returns on a monthly basis.  This figure reflects the return from June 30, 2002 through December
     31, 2005.

What are The Core Plus Fixed Income Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The Core Plus Fixed Income
Portfolio's assets.

 ------------------------------------------------------ --------------
 Investment advisory fees(1)                            0.43%
 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ --------------
 Other expenses                                         0.20%
 ------------------------------------------------------ --------------
 Total annual operating expenses(1)                     0.63%
 ------------------------------------------------------ --------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(2)  This example  assumes  that the  Portfolio's  total annual  operating expenses  remain  unchanged  in each of the periods we show.  This is an example only, and does not represent future expenses,  which may be greater or less than those shown here.

 --------------- --------------
 1 year          $64
 --------------- --------------
 3 years         $202
 --------------- --------------
 5 years         $351
 --------------- --------------
 10 years        $786
 --------------- --------------

(1.) Delaware  Management  Company  has  agreed to waive  fees and pay  expenses through  February  28,  2007 in order to  prevent  total  annual  operating expenses  (excluding any taxes,  interest,  brokerage  fees,  extraordinary expenses and certain insurance costs) from exceeding 0.45% of average daily net assets.  The fees and  expenses  shown in the table do not reflect this voluntary  expense cap. Had the amounts  waived and/or paid been  deducted, investment  advisory fees and total annual  operating  expenses  would have been 0.25% and 0.45%, respectively.

(2.) The  Portfolio's  actual  rate of return  may be  greater  or less than the hypothetical  5% return we use  here.  This  example  does not  assume  the voluntary expense cap described in footnote 1.

Profile: The Global Fixed Income Portfolio

What is the Portfolio's goal?

     The Global Fixed Income Portfolio seeks current income  consistent with the preservation  of principal.  Although the Portfolio  will strive to achieve its goal, there is no assurance that it will.

What are the  Portfolio's  main  investment  strategies?  The Portfolio  invests primarily in  fixed-income  securities  that may also provide the  potential for capital  appreciation.  The  Portfolio  is a global fund that invests in issuers located throughout the world. As such, it may invest in securities issued in any currency and may hold foreign  currency.  Securities  of issuers  within a given
country  may  be  denominated   in  the  currency  of  another   country  or  in
multinational  currency  units such as the Euro.  The  Portfolio  is  considered
"non-diversified"  under the federal laws and  regulations  that regulate mutual funds,  which  means  that it can invest in a smaller  number of issuers  than a diversified mutual fund.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in fixed income  securities (80% Policy).  The Portfolio's 80% Policy may be changed without  shareholder  approval.  However,  shareholders will be given notice at least 60 days prior to any such change.

Our approach in selecting  investments  for the Portfolio is oriented to country selection and is value driven.  In selecting  fixed-income  instruments  for the
Portfolio,  we identify those  countries'  fixed-income  markets that we believe will  provide the United  States  domiciled  investor  the highest  yield over a market cycle while also offering the  opportunity  for capital gain and currency appreciation.  We conduct extensive  fundamental research on a global basis, and it is through this effort that attractive  fixed-income markets are selected for investment.  The core of the  fundamental  research  effort is a value  oriented
discounted  income  stream   methodology  that  isolates  value  across  country
boundaries.  This approach focuses on future coupon and redemption  payments and discounts  the value of those  payments back to what they would be worth if they were  to be  paid  today.  Comparisons  of  the  values  of  different  possible investments are then made.

Our  management  approach  is  long-term  in  orientation,  and it is  therefore expected that the annual  turnover of the  portfolio  will not exceed 200% under
normal   circumstances.   The  turnover  rate  may  also  be  affected  by  cash
requirements from redemptions and repurchases of the Portfolio's shares.

The  Portfolio  will  attempt to achieve its  objective  by investing in a broad range of fixed-income securities, including debt obligations of foreign and U.S.
companies that are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable  quality,  as well as foreign and U.S. government securities with the limitations  noted below.  The Portfolio may invest up to 5%
of its assets in fixed-income securities rated below investment grade, including foreign government securities as discussed below.

It is anticipated that the average weighted maturity of the Portfolio will be in the five-to-ten year range. If, however, we anticipate a declining interest rate environment,  the average  weighted  maturity may be extended  beyond ten years.
Conversely,  if we anticipate a rising rate  environment,  the average  weighted maturity may be shortened to less than five years.

The Portfolio may also invest in zero coupon bonds,  and in the debt  securities of supranational entities denominated in any currency. A supranational entity is an entity  established or financially  supported by the national  governments of one or more  countries to promote  reconstruction  or  development.  Examples of supranational  entities  include,  among  others,  the  International  Bank  for
Reconstruction  and  Development  (more commonly  known as the World Bank),  the
European Economic  Community,  the European  Investment Bank, the Inter-American
Development  Bank and the Asian  Development  Bank.  For increased  safety,  the
Portfolio  currently  anticipates  that a large percentage of its assets will be invested  in U.S.  government  securities,  foreign  government  securities  and securities of supranational entities.

With respect to U.S.  government  securities,  the  Portfolio may invest only in securities  issued or  guaranteed as to the payment of principal and interest by the U.S. government,  and those of its agencies or  instrumentalities  which are backed by the full  faith and  credit of the United  States.  These  obligations differ  mainly in interest  rates,  maturities  and dates of  issuance.  When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its  assets in such U.S.  government  securities  and  certain  other short-term instruments.

With  respect to  securities  issued by  foreign  governments,  their  agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such  securities  if they  have  been  rated AAA or AA by S&P or Aaa or Aa by
Moody's or, if unrated,  have been  determined to be of comparable  quality.  As noted above,  the Portfolio may invest up to 5% of its assets in  non-investment grade fixed-income securities.  These investments may include foreign government securities,  some of which may be so-called Brady Bonds.  The Portfolio may also invest in  sponsored or  unsponsored  American  Depositary  Receipts or European
Depositary  Receipts.  While the Portfolio may purchase securities of issuers in any foreign country,  developed or developing,  it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Australia,  Austria,  Belgium,  Canada, Denmark,  Finland,  France, Germany,
Ireland, Italy, Japan, Korea, Luxembourg, the Netherlands,  New Zealand, Norway,
Portugal,  Spain,  Sweden,  Switzerland and the United Kingdom.  With respect to certain countries, investments by an investment company may only be made through investments  in closed-end  investment  companies that in turn are authorized to invest in the securities of issuers in such countries.

Currency  considerations  carry a special risk for a portfolio of  international securities. We use a purchasing power parity approach to evaluate currency risk.
In this regard, the Portfolio may actively carry on hedging activities,  and may invest in forward foreign  currency  exchange  contracts to hedge currency risks associated with its portfolio of securities.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
The  Portfolio  will be affected  by changes in bond  prices,  U.S.  and foreign interest  rates and  currency  exchange  rates.  Investments  in  securities  of
non-U.S.  issuers are generally  denominated  in foreign  currencies and involve certain risks not typically  associated with investing in U.S. issuers.  Foreign securities may be adversely affected by political instability,  foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation,  nationalization or confiscatory  taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in  currency  rates,  which  may  reduce or  eliminate  any  gains  produced  by investment,  and exchange control  regulations and may incur costs in connection with  conversions  between  currencies.  To the extent the Portfolio  invests in securities of companies in emerging markets,  such investments present a greater degree of risk than tends to be the case for  investments  in Western Europe and other  developed  markets.  If,  and to the  extent  that,  we invest in forward foreign  currency  contracts or use other  instruments to hedge against currency risks,  the Portfolio will be subject to the special risks associated with those activities.  Securities  rated below  investment  grade carry  higher risks than investment  grade  securities,  including  risks of  default  on  prepayment  of interest and principal.

Because  the  Portfolio  is  non-diversified,  adverse  effects  on  any  single
Portfolio  investment  may  affect a larger  portion of its  overall  assets and subject  the  Portfolio  to greater  risks than a  diversified  portfolio.  High portfolio turnover involves  correspondingly  greater  transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income  taxes.  Zero  coupon  bonds  are  considered  to be more  interest  rate sensitive and speculative than income baring bonds and may subject the Portfolio
to  adverse  consequences  under  certain  circumstances.   Any  investment  the
Portfolio  may make in other  investment  companies  is limited in amount by the
1940 Act and would  involve the indirect  payment of a portion of the  expenses, including advisory fees, of such other investment companies.  To the extent that the Portfolio  holds a large  portion of its assets in cash or  short-term  debt obligations, it may be unable to achieve its investment goal.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or  guaranteed  by the  Federal  Deposit  Insurance  Corporation  or  any  other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The Global Fixed Income Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
Global Fixed Income  Portfolio.  We show how returns before taxes for The Global
Fixed Income  Portfolio have varied over the past ten calendar years, as well as average annual returns for one, five and ten years - with average annual returns compared to the  performance of the Citigroup World  Government Bond Index.  The
Citigroup  World  Government  Bond  Index is an  index  of  bonds  from 21 world government  bond  markets  with  maturities  of at  least 1 year.  The  index is unmanaged  and does not include the actual costs of buying,  selling and holding securities.  The Portfolio's past performance  (before and after taxes) does not necessarily  indicate  how it will  perform in the  future.  During the  periods shown,  Mondrian  Investment Partners Limited or Delaware Management Company, as
applicable,  has  voluntarily  waived fees and paid expenses of The Global Fixed
Income  Portfolio.  Returns  would be lower  without  the  voluntary  waiver and payment.

[GRAPHIC OMITTED:  BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Global Fixed
Income Portfolio)]

Year-by-year total return (The Global Fixed Income Portfolio)

   The Global Fixed Income Portfolio
        1996                 14.96%
        1997                  1.73%
        1998                  8.68%
        1999                 -4.05%
        2000                  2.29%
        2001                 -0.20%
        2002                 26.17%
        2003                 21.14%
        2004                 13.78%
        2005                 -9.07%

During the  periods  illustrated  in this bar chart,  The  Global  Fixed  Income
 Portfolio's highest quarterly return was 13.51% for the quarter ended June 30,
2002 and its lowest  quarterly return was -5.18% for the quarter ended September
30, 2000.

                                Average annual returns for periods ending 12/31/05

----------------------------------------------------------------- -------------- ------------- -----------------
The Global Fixed Income Portfolio                                     1 year        5 years        10 years
----------------------------------------------------------------- -------------- ------------- -----------------
Return before taxes                                                   -9.07%         9.55%           7.01%
----------------------------------------------------------------- -------------- ------------- -----------------
Return after taxes on distributions                                   -11.23%        6.76%           4.57%
----------------------------------------------------------------- -------------- ------------- -----------------
Return after taxes on distributions and sale of Portfolio shares      -5.74%         6.65%           4.57%
----------------------------------------------------------------- -------------- ------------- -----------------
Citigroup World Government Bond Index
(reflects no deduction for fees, expenses or taxes)                   -6.88%         6.92%           4.99%
----------------------------------------------------------------- -------------- ------------- -----------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

What are The Global Fixed Income Portfolio's fees and expenses?

Shareholder fees are fees paid directly from you investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual  Portfolio  operating  expenses are deducted from The Global Fixed Income
Portfolio's assets.

 ------------------------------------------------------ ------------
 Investment advisory fees(1)                            0.50%
 ------------------------------------------------------ ------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ ------------
 Other expenses                                         0.14%
 ------------------------------------------------------ ------------
 Total annual operating expenses(1)                     0.64%
 ------------------------------------------------------ ------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(2)  This example  assumes  that the  Portfolio's  total annual  operating expenses  remain  unchanged  in each of the periods we show.  This is an example only, and does not represent future expenses,  which may be greater or less than those shown here.

 --------------- --------------
 1 year          $65
 --------------- --------------
 3 years         $205
 --------------- --------------
 5 years         $357
 --------------- --------------
 10 years        $798
 --------------- --------------

1.   Delaware  Management  Company  has  agreed to waive  fees and pay  expenses through  February  28,  2007 in order to  prevent  total  annual  operating expenses  (excluding any taxes,  interest,  brokerage  fees,  extraordinary expenses and certain insurance costs) from exceeding 0.60% of average daily net assets.  The fees and  expenses  shown in the table do not reflect this voluntary  expense cap. Had the amount  waived  and/or paid been  deducted, investment  advisory fees and total annual  operating  expenses  would have been 0.46% and 0.60%, respectively.

(2.) The  Portfolio's  actual  rate of return  may be  greater  or less than the hypothetical  5% return we use  here.  This  example  does not  assume  the voluntary expense cap described in footnote 1.

Profile: The International Fixed Income Portfolio

What is the Portfolio's goal?

     The  International  Fixed Income Portfolio seeks current income  consistent with the  preservation of principal.  Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the  Portfolio's  main  investment  strategies?  The Portfolio  invests primarily in  fixed-income  securities  that may also provide the  potential for capital  appreciation.  The  Portfolio  is an  international  fund that  invests primarily  in issuers  that are  organized,  have a majority of their  assets or derive most of their operating income outside of the United States.  As such, it may invest in securities  issued in any currency and may hold foreign  currency.
Under normal circumstances,  the Portfolio intends to invest in securities which are  denominated  in foreign  currencies.  Securities of issuers  within a given country may be denominated  in the currency of such country,  in the currency of another  country  or in  multinational  currency  units,  such as the Euro.  The
Portfolio will attempt to achieve its objective by investing in a broad range of fixed-income  securities,  including debt obligations of foreign companies which are generally rated A or better by S&P or Moody's or, if unrated,  are deemed to be of comparable  quality,  as well as foreign  government  securities  with the limitation noted below. The Portfolio is considered  "non-diversified" under the federal laws and regulations that regulate mutual funds, which means that it can invest in a smaller number of issuers than a diversified mutual fund.

Under normal  circumstances,  the Portfolio  will invest at least 80% of its net assets in fixed-income  securities (80% Policy).  The Portfolio's 80% Policy may be changed without  shareholder  approval.  However,  shareholders will be given notice at least 60 days prior to any such change.

Our approach in selecting  investments  for the Portfolio is oriented to country selection and is value driven.  In selecting  fixed-income  instruments  for the
Portfolio,  we identify those  countries'  fixed-income  markets that we believe will  provide the United  States  domiciled  investor  the highest  yield over a market cycle while also offering the  opportunity  for capital gain and currency appreciation.  We conduct extensive  fundamental research on a global basis, and it is through this effort that attractive  fixed-income markets are selected for investment.  The core of the  fundamental  research  effort is a value  oriented discounted  income  stream  methodology  which  isolates  value  across  country boundaries.  This approach focuses on future coupon and redemption  payments and discounts  the value of those  payments back to what they would be worth if they were  to be  paid  today.  Comparisons  of  the  values  of  different  possible investments are then made.

The Portfolio may also invest in zero coupon bonds,  and in the debt  securities of supranational entities denominated in any currency. A supranational entity is an entity  established or financially  supported by the national  governments of one or more  countries to promote  reconstruction  or  development.  Examples of supranational  entities  include,  among  others,  the  International  Bank  for
Reconstruction  and  Development  (more commonly  known as the World Bank),  the
European Economic  Community,  the European  Investment Bank, the Inter-American
Development  Bank and the Asian  Development  Bank.  For increased  safety,  the
Portfolio  currently  anticipates  that a large percentage of its assets will be invested  in foreign  government  securities  and  securities  of  supranational entities.

With respect to U.S.  government  securities,  the  Portfolio may invest only in securities  issued or  guaranteed as to the payment of principal and interest by the U.S. government,  and those of its agencies or  instrumentalities  which are backed by the full  faith and  credit of the  United  States.  When we believe a temporary  defensive approach is appropriate,  the Portfolio may hold up to 100%
of its assets in such U.S.  government  securities and certain other  short-term instruments.

With  respect to  securities  issued by  foreign  governments,  their  agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such  securities  if they  have  been  rated AAA or AA by S&P or Aaa or Aa by
Moody's or if unrated,  have been  determined to be of comparable  quality.  The
Portfolio may invest up to 5% of its assets in non-investment grade fixed-income securities. These investments may include foreign government securities, some of which may be so-called  Brady Bonds.  The Portfolio may also invest in sponsored or unsponsored  American Depositary  Receipts or European  Depositary  Receipts.
While the Portfolio may purchase  securities of issuers in any foreign  country, developed or developing, it is currently anticipated that the countries in which the Portfolio may invest will include,  but not be limited to, Canada,  Germany, the United  Kingdom,  New Zealand,  France,  The  Netherlands,  Belgium,  Spain,
Switzerland,   Ireland,  Denmark,  Portugal,  Italy,  Austria,  Norway,  Sweden,
Finland,  Luxembourg,  Japan and Australia.  With respect to certain  countries, investments  by an investment  company may only be made through  investments  in closed-end  investment  companies  that in turn are  authorized to invest in the securities of issuers in such countries.

Currency  considerations  carry a special risk for a portfolio of  international securities. We use a purchasing power parity approach to evaluate currency risk.
In this regard, the Portfolio may actively carry on hedging activities,  and may utilize  a  wide  range  of  hedging  instruments,  including  options,  futures contracts,  and related options, and forward foreign currency exchange contracts to hedge currency risks associated with its portfolio securities.

It is anticipated that the average weighted maturity of the Portfolio will be in the  five-to-ten  year  range.  If  we  anticipate  a  declining  interest  rate environment,  the average  weighted  maturity may be extended  beyond ten years.
Conversely,  if we anticipate a rising rate  environment,  the average  weighted maturity may be shortened to less than five years.

Our  management  approach  is  long-term  in  orientation,  and it is  therefore expected that the annual  turnover of the  portfolio  will not exceed 200% under
normal   circumstances.   The  turnover  rate  may  also  be  affected  by  cash
requirements from redemptions and repurchases of the Portfolio's shares.

What are the main risks of investing in the  Portfolio?  Investing in any mutual fund  involves  risk,  including  the risk  that you may lose part or all of the money you invest.  The value of your  investment in the Portfolio  will increase and decrease  according to changes in the value of the Portfolio's  investments.
The  Portfolio  will be affected by changes in bond  prices,  currency  exchange rates and U.S. and foreign interest rates. Investments in securities of non-U.S.
issuers are generally  denominated  in foreign  currencies  and involve  certain
risks  not  typically  associated  with  investing  in  U.S.  issuers.   Foreign
securities may be adversely affected by political instability,  foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation,  nationalization or confiscatory  taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in  currency  rates,  which  may  reduce or  eliminate  any  gains  produced  by investment,  and exchange control  regulations and may incur costs in connection with  conversions  between  currencies.  To the extent the Portfolio  invests in securities of companies in emerging markets,  such investments present a greater degree of risk than tends to be the case for  investments  in Western Europe and other  developed  markets.  If, and to the extent  that,  we invest in  options, futures  contracts,  options on futures  contracts or forward  foreign  currency contracts  or use  other  instruments  to  hedge  against  currency  risks,  the
Portfolio will be subject to the special risks associated with those activities.
Securities rated below investment grade carry higher risks than investment grade securities, including risks of default on prepayment of interest and principal.

Because  the  Portfolio  is  non-diversified,  adverse  effects  on  any  single
Portfolio  investment  may  affect a larger  portion of its  overall  assets and subject  the  Portfolio  to greater  risks than a  diversified  portfolio.  High portfolio turnover involves  correspondingly  greater  transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income  taxes.  Zero  coupon  bonds  are  considered  to be more  interest  rate sensitive and speculative than income baring bonds and may subject the Portfolio
to  adverse  consequences  under  certain  circumstances.   Any  investment  the
Portfolio  may make in other  investment  companies  is limited in amount by the
1940 Act and would  involve the indirect  payment of a portion of the  expenses, including advisory fees, of such other investment companies.  To the extent that the Portfolio  holds a large  portion of its assets in cash or  short-term  debt obligations, it may be unable to achieve its investment goal.

See "Additional  Investment  Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An  investment  in the Portfolio is not a deposit of any bank and is not insured or  guaranteed  by the  Federal  Deposit  Insurance  Corporation  or  any  other government agency.

You should keep in mind that an  investment  in the  Portfolio is not a complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be  sure  to  discuss  this  Portfolio  with  your  investment consultant to determine whether it is an appropriate investment for you.

How has The International Fixed Income Portfolio performed?

This bar chart and table can help you  evaluate  the risks of  investing  in The
International  Fixed Income Portfolio.  We show how returns before taxes for The
International  Fixed Income  Portfolio  have varied over the past eight calendar years,  as well as average  annual  returns  for one year,  five years and since inception - with  average  annual  returns  compared to the  performance  of the
Citigroup  Non-U.S.  World Government Bond Index. The Citigroup  Non-U.S.  World
Government Bond Index is a market-capitalization  weighted benchmark that tracks the performances of the Government bond markets of Australia,  Austria, Belgium,
Canada, Denmark,  Finland,  France, Germany,  Greece, Ireland, Italy, Japan, the
Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United
Kingdom. The index is unmanaged and does not include the actual costs of buying, selling and holding  securities.  The Portfolio's past  performance  (before and after  taxes) does not  necessarily  indicate how it will perform in the future.
During the  periods  shown,  Mondrian  Investment  Partners  Limited or Delaware
Management Company, as applicable, has voluntarily waived fees and paid expenses of The International Fixed Income Portfolio.  Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The International
Fixed Income Portfolio)]

Year-by-year total return (The International Fixed Income Portfolio)

   The International Fixed Income Portfolio
         1998                    9.68%
         1999                   -5.04%
         2000                   -1.61%
         2001                   -1.76%
         2002                   26.66%
         2003                   22.39%
         2004                   14.12%
         2005                   -10.51%

During the periods illustrated in this bar chart, The International Fixed Income
Portfolio's  highest  quarterly return was 14.38% for the quarter ended June 30,
2002 and its lowest  quarterly return was -6.91% for the quarter ended September
30, 2000.

                                Average annual returns for periods ending 12/31/05

------------------------------------------------------------------- ------------ ----------- ------------------
                                                                                              Since inception
The International Fixed Income Portfolio                               1 year      5 years      (4/11/1997)
------------------------------------------------------------------- ------------ ----------- ------------------
Return before taxes                                                    -10.51%      9.23%          5.95%
------------------------------------------------------------------- ------------ ----------- ------------------
Return after taxes on distributions                                    -12.63%      6.94%          3.95%
------------------------------------------------------------------- ------------ ----------- ------------------
Return after taxes on distributions and sale of Portfolio shares       -6.81%       6.65%          3.91%
------------------------------------------------------------------- ------------ ----------- ------------------
Citigroup Non-U.S. World Government Bond Index
(reflects no deduction for fees, expenses or taxes)                    -9.20%       7.26%        5.60%(1)
------------------------------------------------------------------- ------------ ----------- ------------------

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans
and  certain  other  retirement  accounts.   The  after-tax  returns  shown  are
calculated using the historical  highest  individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local  taxes.  The  after-tax  rate is used based on the  current  tax characterization of the elements of the Portfolio's returns (e.g., qualified vs.
non-qualified   dividends)   and  may  be   different   than   the   final   tax
characterization of such elements.

(1.) The Citigroup  Non-U.S.  World  Government  Bond Index reports returns on a monthly basis.  This figure reflects the return from April 30, 1997 through
     December 31, 2005.

What are The International Fixed Income Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio  operating  expenses are deducted from The International  Fixed
Income Portfolio's assets.

 ------------------------------------------------------ --------------
 Investment advisory fees(1)                            0.50%
 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ --------------
 Other expenses                                         0.17%
 ------------------------------------------------------ --------------
 Total annual operating expenses(1)                     0.67%
 ------------------------------------------------------ --------------

This  example is  intended  to help you  compare  the cost of  investing  in the
Portfolio to the cost of investing in other mutual funds with similar investment
objectives.   We  show  the  cumulative  amount  of  Portfolio   expenses  on  a
hypothetical  investment  of  $10,000  with an annual  5%  return  over the time shown.(2)  This example  assumes  that the  Portfolio's  total annual  operating expenses  remain  unchanged  in each of the periods we show.  This is an example only, and does not represent future expenses,  which may be greater or less than those shown here.

 --------------- --------------
 1 year          $68
 --------------- --------------
 3 years         $214
 --------------- --------------
 5 years         $373
 --------------- --------------
 10 years        $835
 --------------- --------------

(1.) Delaware  Management  Company  has  agreed to waive  fees and pay  expenses through  February  28,  2007 in order to  prevent  total  annual  operating expenses  (excluding any taxes,  interest,  brokerage  fees,  extraordinary expenses and certain insurance costs) from exceeding 0.60% of average daily net assets.  The fees and  expenses  shown in the table do not reflect this voluntary  expense cap. Had the amount  waived  and/or paid been  deducted, investment  advisory fees and total annual  operating  expenses  would have been 0.43% and 0.60%, respectively.

(2.) The  Portfolio's  actual  rate of return  may be  greater  or less than the hypothetical  5% return we use  here.  This  example  does not  assume  the voluntary expense cap described in footnote 1.

                        ADDITIONAL INVESTMENT INFORMATION

Each  Portfolio's,  except The Labor Select  International  Equity  Portfolio's, investment  objective is  non-fundamental.  This means the Board of Trustees may change the objective without obtaining  shareholder  approval.  If a Portfolio's objective were changed,  we would notify  shareholders  before the change became effective.  The investment  objective of The Labor Select  International  Equity
Portfolio  is  fundamental,  which  means  that it  cannot  be  changed  without shareholder approval.

The following  chart gives a brief  description  of the  securities in which the
Portfolios may invest.  The  Portfolios may also invest in a broad  selection of other  securities  consistent with their  respective  investment  objectives and
policies.   Please  see  the  Statement  of  Additional  Information  (SAI)  for
additional  descriptions  and risk  information on these  investments as well as other investments for the Portfolios.

---------------------------------------- ---------------------------------------
Securities                               How we use them
---------------------------------------- ---------------------------------------
Common Stocks: Securities that           The Large-Cap Growth Equity, The
represent shares of ownership in a       Large-Cap Value Equity, The Mid-Cap
corporation. Stockholders participate    Growth Equity, The Small-Cap Growth
in the corporation's profits and         Equity, The Focus Smid-Cap Growth
losses indirectly, as the value of a     Equity, The Smid-Cap Growth Equity, The
corporation's shares tends to change     Real Estate Investment Trust, The Real
as the corporation's earnings            Estate Investment Trust II, The All-Cap
fluctuate. Some common stocks pay        Growth Equity, The International
dividends.                               Equity, The Labor Select International
                                         Equity and The Emerging Markets
                                         Portfolios focus their investments on
                                         common stocks.
---------------------------------------- ---------------------------------------
Corporate Bonds: Debt obligations        The Intermediate Fixed Income and The
issued by a corporation.                 Core Focus Fixed Income Portfolios may
                                         invest in corporate bonds rated in one
                                         of the four highest categories by an
                                         NRSRO (e.g., at least BBB by S&P or Baa
                                         by Moody's), or deemed equivalent. The
                                         Global Fixed Income Portfolio may
                                         invest in foreign and U.S. corporate
                                         bonds which are generally rated A or
                                         better by S&P or Moody's or deemed to
                                         be of comparable quality. The
                                         International Fixed Income Portfolio
                                         may invest in foreign corporate bonds
                                         which are generally rated A or better
                                         by S&P or Moody's or deemed to be of
                                         comparable quality. The High-Yield Bond
                                         Portfolio will focus its investments on
                                         corporate bonds rated at least B- by
                                         S&P or B3 by Moody's or deemed to be of
                                         comparable quality. The Core Plus Fixed
                                         Income Portfolio may invest in bonds
                                         rated in one of the four highest rating
                                         categories for its U.S. Investment
                                         Grade Sector, and it may invest in
                                         bonds rated BB or lower by S&P or Fitch
                                         and Ba or lower by Moody's for its U.S.
                                         High-Yield Sector. Up to 35% of The
                                         Emerging Markets Portfolio's net assets
                                         may be invested in debt securities
                                         issued by emerging country companies,
                                         some or all of which may be corporate
                                         bonds, and some or all of which may be
                                         investment grade, below investment
                                         grade or unrated. The Small-Cap Growth
                                         Equity Portfolio and The Focus Smid-Cap
                                         Growth Equity Portfolio may invest up
                                         to 20% of their net assets in debt
                                         securities of corporate and government
                                         issuers, all of which must be rated
                                         within the four highest categories or
                                         deemed to be of comparable quality.
                                         Debt securities may be acquired by The
                                         Large-Cap Growth Equity and The All-Cap
                                         Growth Equity Portfolios and those
                                         securities may be rated below
                                         investment grade or unrated.
                                         Investments in such securities that are
                                         rated below investment grade or unrated
                                         will be limited to no more than 5% of
                                         The Large-Cap Growth Equity and The
                                         All-Cap Growth Equity Portfolios'
                                         assets. The International Equity and
                                         The Labor Select International Equity
                                         Portfolios may invest up to 15% of
                                         their assets in foreign debt
                                         instruments of the top category with
                                         respect to foreign governments and in
                                         the top two categories with respect to
                                         corporate issuers when attractive
                                         opportunities are available.
---------------------------------------- ---------------------------------------
Convertible Securities: Usually          The Large-Cap Growth Equity, The
preferred stocks or corporate bonds      Large-Cap Value Equity, The Mid-Cap
that can be exchanged for a set number   Growth Equity, The Small-Cap Growth
of shares of common stock at a           Equity, The Focus Smid-Cap Growth
predetermined price. These securities    Equity, The Smid-Cap Growth Equity, The
offer higher appreciation potential      International Equity, The Labor Select
than nonconvertible bonds and greater    International Equity, The Emerging
income potential than nonconvertible     Markets Equity, The Core Plus Fixed
preferred stocks. Enhanced convertible   Income, The All-Cap Growth Equity and
preferred stocks that offer various      The High-Yield Bond Portfolios may
yield, dividend or other enhancements.   invest a portion of their assets in
Such enhanced convertible preferred      convertible securities in any industry,
securities include instruments like      and The Real Estate Investment Trust
PERCS (Preferred Equity Redemption       Portfolios' assets may be invested in
Cumulation Stock), PRIDES (Preferred     convertible securities of issuers in
Redeemable Increased Dividend Equity     the real estate industry. Convertible
Securities) and DECS (Dividend           securities acquired by The Real Estate
Enhanced Convertible Securities)         Investment Trust and The High-Yield
                                         Bond Portfolios may be rated below
                                         investment grade or unrated. The Real
                                         Estate Investment Trust, The Emerging
                                         Markets and The High-Yield Bond
                                         Portfolios may invest in enhanced
                                         convertible securities.
---------------------------------------- ---------------------------------------
Mortgage-Backed Securities:              The Intermediate Fixed Income, The Core
Fixed-income securities that represent   Focus Fixed Income, The Core Plus Fixed
pools of mortgages, with investors       Income, The Global Fixed Income and The
receiving principal and interest         Real Estate Investment Trust Portfolios
payments as the underlying mortgage      may invest in mortgage-backed
loans are paid back. Many are issued     securities issued or guaranteed by the
and guaranteed against default by the    U.S. government, its agencies or
U.S. government or its agencies or       instrumentalities or by government
instrumentalities, such as the Federal   sponsored corporations. For The
Home Loan Mortgage Corporation, Fannie   Intermediate Fixed Income and The Core
Mae and the Government National          Focus Fixed Income Portfolios, all
Mortgage Association. Others are         securities will be rated investment
issued by private financial              grade at the time of purchase.
institutions, with some fully
collateralized by certificates issued
or guaranteed by the government or its
agencies or instrumentalities.
---------------------------------------- ---------------------------------------
Collateralized Mortgage Obligations      The Intermediate Fixed Income, The Core
(CMOs) and Real Estate Mortgage          Focus Fixed Income, The Core Plus Fixed
Investment Conduits (REMICs): CMOs are   Income, The Global Fixed Income and The
privately issued mortgage-backed bonds   Real Estate Investment Trust Portfolios
whose underlying value is the            may invest in CMOs and REMICs. Illiquid
mortgages that are collected into        stripped mortgage securities together
different pools according to their       with any other illiquid investments,
maturity. They are issued by U.S.        will not exceed that Portfolio's limit
government agencies and private          on illiquid securities. In addition,
issuers. REMICs are privately issued     subject to certain quality and
mortgage-backed bonds whose underlying   collateral limitations, The
value is a fixed pool of mortgages       Intermediate Fixed Income, The Core
secured by an interest in real           Focus Fixed Income and The Core Plus
property. Like CMOs, REMICs offer        Fixed Income Portfolios may each invest
different pools. Certain CMOs and        up to 20% of their total assets in CMOs
REMICs may have variable or floating     and REMICs issued by private entities.
interest rates and others may be
stripped. Stripped mortgage securities
are generally considered illiquid.
CMOs and REMICs issued by private
entities - so called non-agency
mortgage backed securities - are not
collateralized by securities issued or
guaranteed by the U.S. government, its
agencies or instrumentalities.
---------------------------------------- ---------------------------------------
Asset-Backed Securities: Bonds or        The Intermediate Fixed Income, The Core
notes backed by accounts receivables,    Focus Fixed Income and The Core Plus
including home equity, automobile or     Fixed Income Portfolios may invest in
credit loans.                            asset-backed securities rated in one of
                                         the four highest rating categories by
                                         an NRSRO.
---------------------------------------- ---------------------------------------
Real Estate Investment Trusts (REITs):   The Real Estate Investment Trust
REITs are pooled investment vehicles     Portfolios may invest without
which invest primarily in                limitation in shares of REITs. The
income-producing real estate or real     Large-Cap Growth Equity Portfolio may
estate related loans or interests.       also invest in REITs consistent with
REITs are generally classified as        its investment objectives and policies.
equity REITs, mortgage REITs or a
combination of equity and mortgage
REITs. Equity REITs invest the
majority of their assets directly in
real property and derive income
primarily from the collection of
rents. Equity REITs can also realize
capital gains by selling properties
that have appreciated in value.
Mortgage REITs invest the majority of
their assets in real estate mortgages
and derive income from the collection
of interest payments.
---------------------------------------- ---------------------------------------
U.S. Government Securities: U.S.         Each Portfolio may invest in U.S.
Treasury securities are backed by the    government securities for temporary
"full faith and credit" of the United    purposes or otherwise, as is consistent
States. Securities issued or             with its investment objectives and
guaranteed by federal agencies and       policies.
U.S. government sponsored
instrumentalities may or may not be
backed by the "full faith and credit"
of the United States. In the case of
securities not backed by the "full
faith and credit" of the United
States, investors in such securities
look principally to the agency or
instrumentality issuing or
guaranteeing the obligation for
ultimate repayment.

---------------------------------------- ---------------------------------------
Foreign Government Securities: Debt      Foreign government securities purchased
issued by a government other than the    by The Global Fixed Income and The
United States or by an agency,           International Fixed Income Portfolios
instrumentality or political             will generally be rated in one of the
subdivision of such governments.         top two rating categories or, if
                                         unrated, deemed to be of comparable
                                         quality. However, each such Portfolio
                                         may invest up to 5% of its assets in
                                         fixed-income securities rated, or
                                         comparable to securities rated, below
                                         BBB. The fixed-income securities in
                                         which The International Equity, The
                                         Labor Select International Equity, The
                                         Emerging Markets, The High-Yield Bond,
                                         The Core Focus Fixed Income, The
                                         Intermediate Fixed Income and The Core
                                         Plus Fixed Income Portfolios may invest
                                         include those issued by foreign
                                         governments.
---------------------------------------- ---------------------------------------
Repurchase Agreements: An agreement      While each Portfolio is permitted to do
between a buyer, such as a Portfolio,    so, it normally does not invest in
and a seller of securities in which      repurchase agreements except to invest
the seller agrees to buy the             cash balances or for temporary
securities back within a specified       defensive purposes. In order to enter
time at the same price the buyer paid    into these repurchase agreements, a
for them, plus an amount equal to an     Portfolio must have collateral of at
agreed upon interest rate. Repurchase    least 102% of the repurchase price.
agreements are often viewed as           Each Portfolio will only enter into
equivalent to cash.                      repurchase agreements in which the
                                         collateral is comprised of U.S.
                                         government securities. Each Portfolio
                                         may invest in repurchase agreements
                                         having a maturity in excess of seven
                                         days, together with any other illiquid
                                         investments, not in excess of that
                                         Portfolio's limit on illiquid
                                         securities.
---------------------------------------- ---------------------------------------
Restricted Securities: Privately         Each Portfolio may invest in restricted
placed securities whose resale is        securities. To the extent restricted
restricted under securities law,         securities are illiquid, a Portfolio
including securities eligible for        will limit its investments in them in
resale without registration pursuant     accordance with its policy concerning
to Rule 144A under the Securities Act    illiquid securities. See "Illiquid
of 1933.                                 Securities" below.
---------------------------------------- ---------------------------------------
Illiquid Securities: Securities that     The Large-Cap Value Equity, The Mid-Cap
do not have a ready market, and cannot   Growth Equity, The International
be easily sold within seven days at      Equity, The Intermediate Fixed Income
approximately the price that a           and The Global Fixed Income Portfolios
Portfolio has valued them. Illiquid      may invest no more than 10% of net
securities include repurchase            assets in illiquid securities. The
agreements maturing in more than seven   Large-Cap Growth Equity, The Small-Cap
days.                                    Growth Equity, The Focus Smid-Cap
                                         Growth Equity, The Smid-Cap Growth
                                         Equity, The Real Estate Investment
                                         Trust, The Labor Select International
                                         Equity, The Emerging Markets, The
                                         All-Cap Growth Equity, The Core Focus
                                         Fixed Income, The High-Yield Bond, The
                                         Core Plus Fixed Income and The
                                         International Fixed Income Portfolios
                                         may invest no more than 15% of net
                                         assets in illiquid securities.
---------------------------------------- ---------------------------------------
Short-Term Debt Investments: These       Each Portfolio may invest in these
instruments include (1) time deposits,   instruments either as a means to
certificates of deposit and bankers      achieve its investment objective or,
acceptances issued by a U.S.             more commonly, as temporary defensive
commercial bank; (2) commercial paper    investments or pending investment in
of the highest quality rating; (3)       the Portfolio's principal investment
short-term debt obligations with the     securities. When investing all or a
highest quality rating; (4) U.S.         significant portion of a Portfolio's
government securities; and (5)           assets in these instruments, a
repurchase agreements collateralized     Portfolio may not be able to achieve
by those instruments.                    its investment objective.
---------------------------------------- ---------------------------------------
Time Deposits: Time deposits are         Time deposits maturing in more than
non-negotiable deposits maintained in    seven days will not be purchased by any
a banking institution for a specified    of the following Portfolios, and time
period of time at a stated interest      deposits maturing from two business
rate.                                    days through seven calendar days will
                                         not exceed 10% of the total assets of
                                         The Large-Cap Value Equity, The Mid-Cap
                                         Growth Equity, The International
                                         Equity, The Intermediate Fixed Income
                                         and The Global Fixed Income Portfolios;
                                         and 15% of the total assets of The
                                         Large-Cap Growth Equity, The Small-Cap
                                         Growth Equity, The Focus Smid-Cap
                                         Growth Equity, The Smid-Cap Growth
                                         Equity, The Real Estate Investment
                                         Trust, The Labor Select International
                                         Equity, The Emerging Markets, The
                                         All-Cap Growth Equity, The Core Focus
                                         Fixed Income, The High-Yield Bond, The
                                         Core Plus Fixed Income and The
                                         International Fixed Income Portfolios.
---------------------------------------- ---------------------------------------
When-Issued and Delayed-Delivery         Each Portfolio may purchase securities
Securities: In these transactions,       on a when-issued or delayed delivery
instruments are purchased with payment   basis. The Portfolios may not enter
and delivery taking place in the         into when-issued commitments exceeding,
future in order to secure what is        in the aggregate, 15% of the market
considered to be an advantageous yield   value of the Portfolio's total assets
or price at the time of the              less liabilities other than the
transaction. The payment obligations     obligations created by these
and the interest rates that will be      commitments. Each Portfolio will
received are each fixed at the time a    designate cash or securities in amounts
Portfolio enters into the commitment     sufficient to cover its obligations,
and no interest accrues to the           and will value the designated assets
Portfolio until settlement. Thus, it     daily.
is possible that the market value at
the time of settlement could be higher
or lower than the purchase price if
the general level of interest rates
has changed.
---------------------------------------- ---------------------------------------
Securities Lending: These transactions   Each Portfolio may loan up to 25% of
involve the loan of securities owned     its assets to qualified brokers/dealers
by a Portfolio to qualified dealers      or institutional investors.
and investors for their use relating
to short-sales or other securities
transactions. These transactions may
generate additional income for the
Portfolios.
---------------------------------------- ---------------------------------------
Borrowing From Banks: The Portfolios     Each Portfolio may borrow money as a
may have pre-existing arrangements       temporary measure or to facilitate
with banks that permit them to borrow    redemptions. No Portfolio has the
money from time to time.                 intention of increasing its net income
                                         through borrowing.
---------------------------------------- ---------------------------------------
Zero Coupon and Pay-In-Kind Bonds:       The Emerging Markets Portfolio may
Zero coupon bonds are debt obligations   invest up to 35% of its respective net
which do not entitle the holder to any   assets in fixed-income securities,
periodic payments of interest prior to   including zero coupon bonds. The
maturity or a specified date when the    High-Yield Bond Portfolio may also
securities begin paying current          purchase zero coupon bonds and PIK
interest, and therefore are issued and   bonds, although it generally does not
traded at a discount from their face     purchase a substantial amount of these
amounts or par value. Pay-in-kind        bonds. The Core Plus Fixed Income
(PIK) bonds pay interest through the     Portfolio may also purchase these
issuance to holders of additional        securities consistent with its
securities.                              investment objective. The Global Fixed
                                         Income and International Fixed Income
                                         Portfolios may also invest in zero
                                         coupon bonds.
---------------------------------------- ---------------------------------------
American Depositary Receipts (ADRs),     The Large-Cap Growth Equity, The
European Depositary Receipts (EDRs),     Large-Cap Value Equity, The Mid-Cap
and Global Depositary Receipts (GDRs):   Growth Equity, The Small-Cap Growth
ADRs are receipts issued by a U.S.       Equity, The Focus Smid-Cap Growth
depositary (usually a U.S. bank) and     Equity, The Smid-Cap Growth Equity, The
EDRs and GDRs are receipts issued by a   Real Estate Investment Trust, The
depositary outside of the U.S.           International Equity, The Labor Select
(usually a non-U.S. bank or trust        International Equity, The Emerging
company or a foreign branch of a U.S.    Markets, The All-Cap Growth Equity, The
bank). Depositary receipts represent     Global Fixed Income and The
an ownership interest in an underlying   International Fixed Income Portfolios
security that is held by the             may invest in sponsored and unsponsored
depositary. Generally, the underlying    ADRs. Such ADRs that The Large-Cap
security represented by an ADR is        Value Equity, The Mid-Cap Growth
issued by a foreign issuer and the       Equity, The Small-Cap Growth Equity,
underlying security represented by an    The Focus Smid-Cap Growth Equity, The
EDR or GDR may be issued by a foreign    Smid-Cap Growth Equity and The Real
or U.S. issuer. Sponsored depositary     Estate Investment Trust Portfolios may
receipts are issued jointly by the       invest in will be those that are
issuer of the underlying security and    actively traded in the United States.
the depositary, and unsponsored
depositary receipts are issued by the    In conjunction with their investments
depositary without the participation     in foreign securities, The Large-Cap
of the issuer of the underlying          Growth Equity, The International
security. Generally, the holder of the   Equity, The Labor Select International
depositary receipt is entitled to all    Equity, The Emerging Markets, The
payments of interest, dividends or       All-Cap Growth Equity, The Global Fixed
capital gains that are made on the       Income and The International Fixed
underlying security.                     Income Portfolios may also invest in
                                         sponsored and unsponsored EDRs and
                                         GDRs. In addition, The Small-Cap Growth
                                         Equity Portfolio, The Focus Smid-Cap
                                         Growth Equity Portfolio and The
                                         Smid-Cap Growth Equity Portfolio may
                                         invest in sponsored and unsponsored
                                         GDRs subject to their 10% (20% for the
                                         Smid-Cap Growth Equity Portfolio) limit
                                         on investments in foreign securities.
---------------------------------------- ---------------------------------------
Brady Bonds: These are debt securities   The Global Fixed Income, The Core Plus
issued under the framework of the        Fixed Income, The International Fixed
Brady Plan, an initiative announced by   Income and The Emerging Markets
the U.S. Treasury Secretary Nicholas     Portfolios may invest in Brady Bonds
F. Brady in 1989, as a mechanism for     consistent with their respective
debtor nations to restructure their      investment objectives. We believe that
outstanding external indebtedness        economic reforms undertaken by
(generally, commercial bank debt).       countries in connection with the
                                         issuance of Brady Bonds may make the
                                         debt of countries that have issued or
                                         have announced plans to issue Brady
                                         Bonds a viable opportunity for
                                         investment.
---------------------------------------- ---------------------------------------
Futures and Options: A futures           The Large-Cap Growth Equity, The
contract is a bilateral agreement        Mid-Cap Growth Equity, The Small-Cap
providing for the purchase and sale of   Growth Equity, The Focus Smid-Cap
a specified type and amount of a         Growth Equity, The Smid-Cap Growth
financial instrument, or for the         Equity, The Real Estate Investment
making and acceptance of a cash          Trust, The Emerging Markets, The
settlement, at a stated time in the      All-Cap Growth Equity, The Intermediate
future for a fixed price. A call         Fixed Income, The Core Focus Fixed
option is a short-term contract          Income, The International Fixed Income
pursuant to which the purchaser of the   and The Core Plus Fixed Income
call option, in return for the premium   Portfolios may invest in futures,
paid, has the right to buy, and the      options and closing transactions
seller has the obligation to sell, the   related thereto. Portfolios that enter
security or other financial instrument   into these transactions are operated
underlying the option at a specified     pursuant to a claim of exclusion from
exercise price at any time during the    the definition of the term "commodity
term of the option. A put option is a    pool operator" under the Commodity
similar contract which gives the         Exchange Act, as amended, and therefore
purchaser of the put option, in return   are not subject to registration or
for a premium, the right to sell, and    regulation as a commodity pool operator
the seller has the obligation to buy,    under the Commodity Exchange Act. These
the underlying security or other         activities will be entered into for
financial instrument at a specified      hedging purposes and to facilitate the
price during the term of the option.     ability to quickly deploy into the
Generally, futures contracts on          market a Portfolio's cash, short-term
foreign currencies operate similarly     debt securities and other money market
to futures contracts concerning          instruments at times when the
securities, and options on foreign       Portfolio's assets are not fully
currencies operate similarly to          invested. A Portfolio may only enter
options on securities. See also          into these transactions for hedging
"Foreign Currency Transactions" below.   purposes if it is consistent with its
                                         respective investment objective and
                                         policies. A Portfolio may not engage in
                                         such transactions to the extent that
                                         obligations resulting from these
                                         activities, in the aggregate, exceed
                                         25% of the Portfolio's assets, or 20%
                                         of The Real Estate Investment Trust
                                         Portfolios' total assets. In addition,
                                         The Emerging Markets, The Core Plus
                                         Fixed Income, The Core Focus Fixed
                                         Income and The International Fixed
                                         Income Portfolios may enter into
                                         futures contracts, purchase or sell
                                         options on futures contracts, and trade
                                         in options on foreign currencies, and
                                         may enter into closing transactions
                                         with respect to such activities to
                                         hedge or "cross hedge" the currency
                                         risks associated with their
                                         investments.
---------------------------------------- ---------------------------------------
Foreign Currency Transactions: Several   Although The Large-Cap Growth Equity,
Portfolios will invest in securities     The International Equity, The Labor
of foreign issuers and may hold          Select International Equity, The
foreign currency. In addition, several   Emerging Markets, The Global Fixed
Portfolios may enter into contracts to   Income, The International Fixed Income,
purchase or sell foreign currencies at   The Small-Cap Growth Equity, The Focus
a future date (i.e., a "forward          Smid-Cap Growth Equity, The Smid-Cap
foreign currency" contract or            Growth Equity, The Real Estate
"forward" contract). A forward           Investment Trust, The All-Cap Growth
contract involves an obligation to       Equity, The Core Focus Fixed Income,
purchase or sell a specific currency     The Intermediate Fixed Income, The Core
at a future date, which may be any       Plus Fixed Income and The High-Yield
fixed number of days from the date of    Bond Portfolios value their assets
the contract, agreed upon by the         daily in terms of U.S. dollars, they do
parties, at a price set at the time of   not intend to convert their holdings of
the contract.                            foreign currencies into U.S. dollars on
                                         a daily basis. A Portfolio may,
                                         however, from time to time, purchase or
                                         sell foreign currencies and/or engage
                                         in forward foreign currency
                                         transactions in order to expedite
                                         settlement of Portfolio transactions
                                         and to minimize currency value
                                         fluctuations. A Portfolio may also
                                         enter into forward contracts to "lock
                                         in" the price of a security it has
                                         agreed to purchase or sell, in terms of
                                         U.S. dollars or other currencies in
                                         which the transaction will be
                                         consummated.
---------------------------------------- ---------------------------------------
Interest Rate Swap, Index Swap And       We may use interest rate swaps to
Credit Default Swap Agreements: In an    adjust The Core Focus Fixed Income, The
interest rate swap, a Portfolio          Core Plus Fixed Income and The
receives payments from another party     Intermediate Fixed Income Portfolios'
based on a variable or floating          sensitivity to interest rates or to
interest rate, in return for making      hedge against changes in interest
payments based on a fixed interest       rates. Index swaps may be used to gain
rate. An interest rate swap can also     exposure to markets that these
work in reverse with a Portfolio         Portfolios invest in, such as the
receiving payments based on a fixed      corporate bond market. We may also use
interest rate and making payments        index swaps as a substitute for futures
based on a variable or floating          or options contracts if such contracts
interest rate. In an index swap, a       are not directly available to a
Portfolio receives gains or incurs       Portfolio on favorable terms. These
losses based on the total return of a    Portfolios and The High-Yield Bond
specified index, in exchange for         Portfolio may enter into credit default
making interest payments to another      swaps in order to hedge against a
party. An index swap can also work in    credit event, to enhance total return
reverse with a Portfolio receiving       or to gain exposure to certain
interest payments from another party     securities or markets. If a Portfolio
in exchange for movements in the total   has any financial obligation under a
return of a specified index. In a        swap agreement, it will designate cash
credit default swap, a Portfolio may     and liquid assets sufficient to cover
transfer the financial risk of a         the obligation and will value the
credit event occurring (a bond           designated assets daily as long as the
default, bankruptcy, restructuring,      obligation is outstanding.
etc.) on a particular security or
basket of securities to another party
by paying that party a periodic
premium; likewise, a Portfolio may
assume the financial risk of a credit
event occurring on a particular
security or basket of securities in
exchange for receiving premium
payments from another party. Interest
rate swaps, index swaps and credit
default swaps may be considered to be
illiquid.
---------------------------------------- ---------------------------------------
Investment Company Securities: Any       All Portfolios (except The Labor Select
investments in investment company        International Equity Portfolio) may
securities will be limited by the 1940   invest in investment companies to the
Act and would involve a payment of the   extent that it helps them achieve their
pro rata portion of their expenses,      investment objective. The Large-Cap
including advisory fees, of such other   Growth Equity Portfolio may invest in
investment companies. Under the          investment company securities more
current 1940 Act limitations, a          often as a means to achieve its
Portfolio may not: (i) own more than     investment objectives. The Global Fixed
3% of the voting stock of another        Income and The International Fixed
investment company; (ii) invest more     Income Portfolios may invest in
than 5% of a Portfolio's total assets    closed-end investment companies to
in the shares of any one investment      achieve their investment objectives
company; or (iii) invest more than 10%   since, with respect to certain
of a Portfolio's total assets in         countries, investments by an investment
shares of other investment companies.    company may only be made through
These percentage limitations also        investments in closed-end investment
apply to a Portfolio's investment in     companies that, in turn, are authorized
an unregistered investment company.      to invest in the securities of issuers
                                         in such countries.
---------------------------------------- ---------------------------------------

                                  RISK FACTORS

     An investment in the Portfolios  entails  certain risks and  considerations about  which an  investor  should be aware.  The  following  chart gives a brief description of some of the risks of investing in the Portfolios.  Please see the
SAI for additional descriptions and risk information.

--------------------------------------- ----------------------------------------
Risks                                   How we strive to manage them
--------------------------------------- ----------------------------------------
Market Risk is the risk that all or a   The value of each Portfolio's holdings,
majority of the securities in a         whether equity or fixed income in
certain market-like the stock or bond   orientation, fluctuates in response to
market-will decline in value because    events affecting markets. In a
of factors such as economic             declining market environment, the value
conditions, future expectations or      of the Portfolios' securities will
investor confidence.                    generally decline as well. We maintain
                                        a long-term approach and focus on
Index swaps are subject to the same     securities that we believe can continue
market risks as the investment market   to provide returns over an extended
or sector that the index represents.    period of time regardless of these
Depending on the actual movements of    interim market fluctuations. Generally,
the index and how well the portfolio    we do not try to predict overall market
manager forecasts those movements, a    movements or trade for short-term
fund could experience a higher or       purposes.
lower return than anticipated.
                                        In evaluating the use of an index swap
                                        for The Intermediate Fixed Income, The
                                        Core Focus Fixed Income and The Core
                                        Plus Fixed Income Portfolios, we
                                        carefully consider how market changes
                                        could affect the swap and how that
                                        compares to our investing directly in
                                        the market the swap is intended to
                                        represent. When selecting dealers with
                                        whom we would make interest rate or
                                        index swap agreements for these
                                        Portfolios, we focus on those dealers
                                        with high quality ratings and do
                                        careful credit analysis before engaging
                                        in the transaction.
--------------------------------------- ----------------------------------------
Industry and Security Risk: Industry    The Real Estate Investment Trust
risk is the risk that the value of      Portfolios concentrate their
securities in a particular industry     investments in the real estate
will decline because of changing        industry. As a consequence, the net
expectations for the performance of     asset value of each Portfolio can be
that industry. Portfolios that          expected to fluctuate in light of the
concentrate their investments in a      factors affecting that industry, and
particular industry are considered to   may fluctuate more widely than a
be subject to greater risks than        portfolio that invests in a broader
Portfolios that are not concentrated.   range of industries. Each Real Estate
                                        Investment Trust Portfolio may be more
Security risk is the risk that the      susceptible to any single economic,
value of an individual stock or bond    political or regulatory occurrence
will decline because of changing        affecting the real estate industry.
expectations for the individual
company issuing the stock or bond.      With the exception of The Real Estate
Non-diversified Portfolios that may     Investment Trust Portfolios, we limit
invest a greater portion of their       the amount of each Portfolio's assets
assets in an individual security are    invested in any one industry, as is
considered to be subject to greater     consistent with that Portfolio's
risks than Portfolios that are          investment objective. The Real Estate
diversified.                            Investment Trust Portfolios will always
                                        be heavily invested in the real estate
                                        industry. To seek to reduce these risks
                                        for all Portfolios, we limit
                                        investments in any individual security
                                        and we follow a rigorous selection
                                        process before choosing securities for
                                        the Portfolios. Also see
                                        "Non-Diversified Portfolios" below.
--------------------------------------- ----------------------------------------
Interest Rate Risk is the risk that     The Portfolios, especially those that
securities, particularly bonds with     invest significantly in fixed-income
longer maturities, will decrease in     securities, are subject to various
value if interest rates rise and        interest rate risks depending upon
increase in value if interest rates     their investment objectives and
fall. Investments in equity             policies. We cannot eliminate that
securities issued by small and medium   risk, but we do try to address it by
sized companies, which often borrow     monitoring economic conditions,
money to finance operations, may also   especially interest rate trends and
be adversely affected by rising         their potential impact on the
interest rates.                         Portfolios. The Portfolios do not try
                                        to increase returns on their
Swaps may be particularly sensitive     investments in debt securities by
to interest rate changes. Depending     predicting and aggressively
on the actual movements of interest     capitalizing on interest rate
rates and how well the portfolio        movements. The Intermediate Fixed
manager anticipates them, a portfolio   Income and The Core Focus Fixed Income
could experience a higher or lower      Portfolios seek to maintain as the core
return than anticipated. For example,   of their investment portfolios, short-
if a portfolio holds interest rate      and intermediate-term debt securities
swaps and is required to make           (under ten years). The Global Fixed
payments based on variable interest     Income and The International Fixed
rates, it will have to make increased   Income Portfolios anticipate that
payments if interest rates rise,        average weighted maturity will be in
which will not necessarily be offset    the five-to-ten year range, with a
by the fixed-rate payments it is        possible shift beyond ten years in a
entitled to receive under the swap      declining interest rate environment and
agreement.                              a possible shortening below five years
                                        in a rising interest rate environment.

REITs are subject to interest rate      The High-Yield Bond Portfolio, by
risks in that as interest rates rise,   investing primarily in bonds rated B-
the value of a Portfolio's              or higher by S& P or B3 or higher by
investments in REITs holding fixed      Moody's, or unrated bonds, is subject
rate obligations can be expected to     to interest rate risks. See "Lower
decline. However, lower interest        Rated Fixed-Income Securities" below.
rates tend to increase the level of     The Real Estate Investment Trust
refinancing, which can hurt returns     Portfolios, by investing primarily in
on REITs that hold fixed-income         securities of REITs, and the other
obligations.                            Portfolios that invest in those
                                        securities to a lesser degree, are
                                        subject to interest rate risk.

                                        The Intermediate Fixed Income, The Core
                                        Focus Fixed Income, The High Yield Bond
                                        and The Core Plus Fixed Income
                                        Portfolios by investing in swaps, are
                                        subject to additional interest rate
                                        risk. The Portfolios will not invest in
                                        interest rate or index swaps with
                                        maturities of more than two years. Each
                                        business day we will calculate the
                                        amount the Portfolios must pay for any
                                        swaps they hold and will segregate
                                        enough cash or other liquid securities
                                        to cover that amount.

                                        The Mid-Cap Growth Equity, The
                                        Small-Cap Growth Equity, The Focus
                                        Smid-Cap Growth Equity, The Smid-Cap
                                        Growth Equity and The All-Cap Growth
                                        Equity Portfolios invest in small- or
                                        mid-capitalization companies and we
                                        seek to address the potential interest
                                        rate risks by analyzing each company's
                                        financial situation and its cash flow
                                        to determine the company's ability to
                                        finance future expansion and
                                        operations. The potential impact that
                                        rising interest rates might have on a
                                        stock is taken into consideration
                                        before a stock is purchased.
-------------------------------------- -----------------------------------------
Foreign Risk is the risk that foreign   The International Equity, The Labor
securities may be adversely affected    Select International Equity, The
by political instability, changes in    Large-Cap Value Equity, The Emerging
currency exchange rates, foreign        Markets, The Global Fixed Income and
economic conditions or inadequate       The International Fixed Income
regulatory and accounting standards.    Portfolios will invest in securities of
In addition, there is the possibility   foreign issuers, which normally are
of expropriation, nationalization or    denominated in foreign currencies, and
confiscatory taxation, taxation of      may hold foreign currencies directly.
income earned in foreign nations or     The Small-Cap Growth Equity, The Focus
other taxes imposed with respect to     Smid-Cap Growth Equity, The Real Estate
investments in foreign nations,         Investment Trust, The Real Estate
foreign exchange controls, which may    Investment Trust II, The High Yield
include suspension of the ability to    Bond and The All-Cap Growth Equity
transfer currency from a given          Portfolios may each invest up to 10% of
country, and default in foreign         its total assets and The Core Focus
government securities. As a result of   Fixed Income, The Intermediate Fixed
these factors, foreign securities       Income, The Large-Cap Growth Equity,
markets may be less liquid and more     The Smid-Cap Growth Equity and The Core
volatile than U.S. markets and the      Plus Fixed Income Portfolios may each
Portfolios may experience               invest up to 20% of its total assets,
difficulties and delays in converting   in foreign securities. The Mid-Cap
foreign currencies back into U.S.       Growth Equity Portfolio typically
dollars. Such events may cause the      invests only a small portion of its
value of certain foreign securities     assets in foreign securities, usually
to fluctuate widely and may make it     through ADRs. For those Portfolios
difficult to accurately value foreign   investing primarily in foreign
securities.                             securities, we attempt to reduce the
                                        risks presented by such investments by
                                        conducting world-wide fundamental
                                        research with an emphasis on company
                                        visits. In addition, we monitor current
                                        economic and market conditions and
                                        trends, the political and regulatory
                                        environment and the value of currencies
                                        in different countries in an effort to
                                        identify the most attractive countries
                                        and securities. Additionally, when
                                        currencies appear significantly
                                        overvalued compared to average real
                                        exchange rates, a Portfolio may hedge
                                        exposure to those currencies for
                                        defensive purposes.
--------------------------------------- ----------------------------------------
Currency Risk is the risk that the      The Portfolios described above that are
value of an investment may be           subject to foreign risk may be affected
negatively affected by changes in       by changes in currency rates and
foreign currency exchange rates.        exchange control regulations and may
Adverse changes in exchange rates may   incur costs in connection with
reduce or eliminate any gains           conversions between currencies. To
produced by investments that are        hedge this currency risk associated
denominated in foreign currencies and   with investments in non-U.S. dollar
may increase losses.                    denominated securities, the Portfolios
                                        that focus on global and international
                                        investments may invest in forward
                                        foreign currency contracts. Those
                                        activities pose special risks which do
                                        not typically arise in connection with
                                        investments in U.S. securities. In
                                        addition, The Large-Cap Growth Equity,
                                        The International Equity, The Labor
                                        Select International Equity, The
                                        Emerging Markets, The Global Fixed
                                        Income, The International Fixed Income,
                                        The Small-Cap Growth Equity, The Focus
                                        Smid-Cap Growth Equity, The Smid-Cap
                                        Growth Equity, The Real Estate
                                        Investment Trust, The All-Cap Growth
                                        Equity, The Core Focus Fixed Income,
                                        The Intermediate Fixed Income, The Core
                                        Plus Fixed Income and The High-Yield
                                        Bond Portfolios may engage in foreign
                                        currency options and futures
                                        transactions.
--------------------------------------- ----------------------------------------
Emerging Markets Risk is the            The Emerging Markets Portfolio focuses
possibility that the risks associated   its investments on companies in these
with international investing will be    markets and The International Equity,
greater in emerging markets than in     The Labor Select International Equity,
more developed foreign markets          The Global Fixed Income, The
because, among other things, emerging   International Fixed Income, The Real
markets may have less stable            Estate Investment Trust, The High-Yield
political and economic environments.    Bond, The Core Focus Fixed Income, The
In addition, in many emerging           Intermediate Fixed Income and The Core
markets, there is substantially less    Plus Fixed Income Portfolios may invest
publicly available information about    a portion of their assets in securities
issuers and the information that is     of issuers located in emerging markets.
available tends to be of a lesser       The Portfolios cannot eliminate these
quality. Economic markets and           risks but will attempt to reduce these
structures tend to be less mature and   risks through portfolio
diverse and the securities markets,     diversification, credit analysis,
which are subject to less government    attention to trends in the economy,
regulation or supervision, may also     industries and financial markets and
be smaller, less liquid and subject     other relevant factors.
to greater price volatility.
--------------------------------------- ----------------------------------------
Lower Rated Fixed-Income Securities     The Core Plus Fixed Income, The
(high-yield, high-risk securities,      International Fixed Income and The
commonly known as "junk bonds"),        Global Fixed Income Portfolios may
while generally having higher yields,   invest up to 5% of their respective
are subject to reduced                  assets in high-risk, high-yield
creditworthiness of issuers,            fixed-income securities of foreign
increased risks of default and a more   governments including, with specified
limited and less liquid secondary       limitations, Brady Bonds. The
market than higher rated securities.    High-Yield Bond Portfolio invests
These securities are subject to         primarily in lower-rated fixed-income
greater price volatility and risk of    securities in an effort to attain
loss of income and principal than are   higher yields, and this is a primary
higher rated securities. Lower rated    risk of investing in this Portfolio.
and unrated fixed-income securities     The Large-Cap Growth Equity, The Core
tend to reflect short-term corporate    Plus Fixed Income and The All-Cap
and market developments to a greater    Growth Equity Portfolios may invest up
extent than higher rated fixed-income   to 5%, 30% and 5%, respectively, of
securities, which react primarily to    their assets in such securities. The
fluctuations in the general level of    Emerging Markets Portfolio may invest
interest rates. Fixed-income            up to 35% of its assets in high-yield,
securities of this type are             high-risk fixed-income securities,
considered to be of poor standing and   including Brady Bonds. See "Emerging
primarily speculative. Such             Markets Risk" above. The Portfolios
securities are subject to a             will attempt to reduce these risks
substantial degree of credit risk,      through portfolio diversification,
which is the risk of a decline in       credit analysis, attention to trends in
value as a result of a downgrade in     the economy, industries and financial
the credit rating assigned to the       markets, and complying with the limits
issuer by a NRSRO.                      on the exposure to this asset class
                                        described in this Prospectus.
--------------------------------------- ----------------------------------------
Liquidity Risk is the possibility       We limit each Portfolio's exposure to
that securities cannot be readily       illiquid securities as described under
sold within seven days at               "Additional Investment Information -
approximately the price that the        Illiquid Securities."
Portfolio values them.
                                        Swap agreements entered into by The
                                        Intermediate Fixed Income, The Core
                                        Focus Fixed Income, The High Yield Bond
                                        and The Core Plus Fixed Income
                                        Portfolios will be treated as illiquid
                                        securities. However, swap dealers may
                                        be willing to repurchase interest rate
                                        swaps.
--------------------------------------- ----------------------------------------
Futures Contracts, Options on Futures   The Large-Cap Growth Equity, The
Contracts, Forward Contracts, and       Mid-Cap Growth Equity, The Small-Cap
Certain Options used as investments     Growth Equity, The Focus Smid-Cap
for hedging and other non-speculative   Growth Equity, The Smid-Cap Growth
purposes involve certain risks. For     Equity, The Real Estate Investment
example, a lack of correlation          Trust, The Emerging Markets, The
between price changes of an option or   All-Cap Growth Equity, The Intermediate
futures contract and the assets being   Fixed Income, The Core Focus Fixed
hedged could render a Portfolio's       Income and The Core Plus Fixed Income
hedging strategy unsuccessful and       Portfolios may use certain options
could result in losses. The same        strategies or may use futures contracts
results could occur if movements of     and options on futures contracts. The
foreign currencies do not correlate     Portfolios will not enter into futures
as expected by the investment advisor   contracts and options thereon to the
at a time when a Portfolio is using a   extent that more than 5% of a
hedging instrument denominated in one   Portfolio's assets are required as
foreign currency to protect the value   futures contract margin deposits and
of a security denominated in a second   premiums on options and only to the
foreign currency against changes        extent that obligations under such
caused by fluctuations in the           futures contracts and options thereon
exchange rate between the dollar and    would not exceed 20% of the Portfolio's
the second currency. If the direction   total assets.
of securities prices, interest rates
or foreign currency prices is           See also "Foreign Risk" and "Currency
incorrectly predicted, the Portfolio    Risk" above.
will be in a worse position than if
such transactions had not been
entered into. In addition, since
there can be no assurance that a
liquid secondary market will exist
for any contract purchased or sold, a
Portfolio may be required to maintain
a position (and in the case of
written options may be required to
continue to hold the securities used
as cover) until exercise or
expiration, which could result in
losses. Further, options and futures
contracts on foreign currencies, and
forward contracts, entail particular
risks related to conditions affecting
the underlying currency.
Over-the-counter transactions in
options and forward contracts also
involve liquidity risks and risks
arising from the creditworthiness of
the counterparty.
--------------------------------------- ----------------------------------------
Zero Coupon and Pay-In-Kind Bonds are   The Emerging Markets, The High-Yield
generally considered to be more         Bond and The Core Plus Fixed Income
interest sensitive than                 Portfolios may invest in zero coupon
income-bearing bonds, to be more        and pay-in-kind bonds to the extent
speculative than interest-bearing       consistent with each Portfolio's
bonds, and to have certain tax          investment objective. The Global Fixed
consequences which could, under         Income and The International Fixed
certain circumstances, be adverse to    Income Portfolios may invest in zero
a Portfolio. For example, a Portfolio   coupon bonds. We cannot eliminate the
accrues, and is required to             risks of zero coupon bonds, but we do
distribute to shareholders, income on   try to address them by monitoring
its zero coupon bonds. However, the     economic conditions, especially
Portfolio may not receive the cash      interest rate trends and their
associated with this income until the   potential impact on the Portfolios.
bonds are sold or mature. If the
Portfolio does not have sufficient
cash to make the required
distribution of accrued income, the
Portfolio could be required to sell
other securities in its portfolio or
to borrow to generate the cash
required.
--------------------------------------- ----------------------------------------
Portfolio Turnover rates reflect the    The Large-Cap Growth Equity, The
amount of securities that are           Mid-Cap Growth Equity, The All-Cap
replaced from the beginning of the      Growth Equity, The Intermediate Fixed
year to the end of the year by a        Income, The Core Focus Fixed Income,
Portfolio. The higher the amount of     The Core Plus Fixed Income and The
portfolio activity, the higher the      High-Yield Bond Portfolios will
brokerage costs and other transaction   normally experience annual portfolio
costs of a Portfolio are likely to      turnover rates exceeding 100% and the
be. The amount of portfolio activity    annual portfolio turnover rate may be
will also affect the amount of taxes    considerably in excess of 100% for The
payable by a Portfolio's shareholders   Intermediate Fixed Income, The Core
that are subject to federal income      Plus Fixed Income, The Core Focus Fixed
tax, as well as the character           Income and The High-Yield Bond
(ordinary income vs. capital gains)     Portfolios.
of such tax obligations. These risks
may affect a Portfolio's performance.
--------------------------------------- ----------------------------------------
Prepayment Risk is the risk that        The Intermediate Fixed Income, The Core
homeowners will prepay mortgages        Focus Fixed Income, The Core Plus Fixed
during periods of low interest rates,   Income, The Global Fixed Income and The
forcing an investor to reinvest money   Real Estate Investment Trust Portfolios
at interest rates that might be lower   may invest in Mortgage-Backed
than those on the prepaid mortgage.     Securities, Collateralized Mortgage
                                        Obligations (CMOs) and Real Estate
                                        Mortgage Investment Conduits (REMICs).
                                        These Portfolios take into
                                        consideration the likelihood of
                                        prepayment when mortgages are selected.
                                        The Portfolios may look for mortgage
                                        securities that have characteristics
                                        that make them less likely to be
                                        prepaid, such as low outstanding loan
                                        balances or below-market interest rates.
--------------------------------------- ----------------------------------------
Real Estate Industry Risk includes,     The Real Estate Investment Trust
among others: possible declines in      Portfolios operate as "non-diversified"
the value of real estate; risks         funds as defined by the 1940 Act. As
related to general and local economic   each Portfolio invests principally in
conditions; possible lack of            REITs, it is more subject to the risks
availability of mortgage funds;         associated with the real estate
overbuilding; extended vacancies of     industry. Investors should carefully
properties; increases in competition,   consider these risks before investing
property taxes and operating            in the Portfolios. To the extent The
expenses; changes in zoning laws;       Large-Cap Growth Equity Portfolio
costs resulting from the clean-up of,   invests in REITs, the Portfolio,
and liability to third parties          although to a lesser degree than The
resulting from, environmental           Real Estate Investment Trust
problems; casualty for condemnation     Portfolios, is subject to the same
losses; uninsured damages from          risks.
floods, earthquakes or other natural
disasters; limitations on and
variations in rents; and changes in
interest rates. REITs are subject to
substantial cash flow dependency,
defaults by borrowers,
self-liquidation and the risk of
failing to qualify for tax-free
pass-through of income under the
Internal Revenue Code (or similar
statute in non-U.S. countries) and/or
to maintain exemptions from the 1940
Act.
--------------------------------------- ----------------------------------------
Non-Diversified Portfolios are          The Real Estate Investment Trust
generally subject to greater risks      Portfolios and The Emerging Markets,
than diversified portfolios because     The Global Fixed Income and The
adverse effects on their security       International Fixed Income Portfolios
holdings may affect a larger portion    will not be diversified under the 1940
of their overall assets.                Act. This means these Portfolios may
                                        invest in securities of any one issuer
                                        in an amount greater than 5% of the
                                        Portfolio's total assets. However, each
                                        Portfolio will satisfy the Internal
                                        Revenue Code's diversification
                                        requirement, which requires that 50% of
                                        the Portfolio's assets be represented
                                        by cash, cash items, certain qualifying
                                        securities and other securities limited
                                        in respect of any one issuer to an
                                        amount not greater than 5% of the
                                        Portfolio's total assets.
--------------------------------------- ----------------------------------------
Transaction Costs Risk is the risk      The Large-Cap Growth Equity, The
that the cost of buying, selling and    Large-Cap Value Equity, The Small-Cap
holding foreign securities, including   Growth Equity, The Focus Smid-Cap
brokerage, tax and custody costs, may   Growth Equity, The Smid-Cap Growth
be higher than those involved in        Equity, The Real Estate Investment
domestic transactions.                  Trust, The International Equity, The
                                        Labor Select International Equity, The
                                        Emerging Markets, The All-Cap Growth
                                        Equity, The High-Yield Bond, The Core
                                        Plus Fixed Income, The Core Focus Fixed
                                        Income, The Intermediate Fixed Income,
                                        The Mid-Cap Growth Equity, The Global
                                        Fixed Income and The International
                                        Fixed Income Portfolios are subject to
                                        transaction costs risk to the extent
                                        that their respective objectives and
                                        policies permit them to invest, and
                                        they actually do invest, in foreign
                                        securities. We strive to monitor
                                        transaction costs and to choose an
                                        efficient trading strategy for the
                                        Portfolios.
--------------------------------------- ----------------------------------------
Derivatives Risk is the possibility     We will use derivatives for defensive
that a Portfolio may experience a       purposes, such as to protect gains or
significant loss if it employs a        hedge against potential losses in a
derivatives strategy (including a       Portfolio without actually selling a
strategy involving swaps such as        security, to neutralize the impact of
interest rate swaps, index swaps and    interest rate changes, to affect
credit default swaps) related to a      diversification or to earn additional
security or a securities index and      income. We will not use derivatives for
that security or index moves in the     reasons inconsistent with our
opposite direction from what the        investment objectives. We also research
portfolio manager had anticipated.      and continually monitor the
Another risk of derivative              creditworthiness of current or
transactions is the creditworthiness    potential counterparties.
of the counterparty because the
transaction depends on the
willingness and ability of the
counterparty to fulfill its
contractual obligations. Derivatives
also involve additional expenses,
which could reduce any benefit or
increase any loss to a Portfolio from
using the strategy.
--------------------------------------- ----------------------------------------

Disclosure of portfolio holdings information

A  description  of the  Fund's  policies  and  procedures  with  respect  to the disclosure  of the  Fund's  portfolio  securities  is  available  in the  Fund's
Statement of Additional Information and at www.delawarefunds.com

                             MANAGEMENT OF THE FUND

Trustees

The business and affairs of the Fund and its  Portfolios  are managed  under the direction  of the Fund's Board of  Trustees.  See the Fund's SAI for  additional information about the Fund's officers and Trustees.

Fund Officers and Portfolio Managers

Below is a list of the portfolio managers who are primarily  responsible for the day-to-day management of each Portfolio. The Portfolios' SAI provides additional information about each portfolio manager's compensation,  other accounts managed by each portfolio manager and each portfolio  manager's  ownership of securities in the Portfolios.

Robert Akester
Senior  Portfolio  Manager - Mondrian  Investment  Partners  Ltd.  (The Emerging
Markets Portfolio)
Prior to joining  Mondrian  Investment  Partners Ltd.  (Mondrian)  in 1996,  Mr.
Akester,  who began his investment  career in 1969, was most recently a Director of Hill Samuel  Investment  Management  Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian
Research team at James Capel, and as a Fund Manager at Prudential Assurance Co.,
Ltd. Mr. Akester holds a BS in Statistics and Economics from University College,
London and is an associate of the Institute of Actuaries,  with a certificate in
Finance and Investment.  Mr. Akester has managed The Emerging Markets  Portfolio since its inception.

Damon J. Andres
Vice President/  Senior  Portfolio  Manager - The Real Estate  Investment  Trust
Portfolios
Mr.  Andres earned a BS in Business  Administration  with an emphasis in Finance and  Accounting  from the  University  of  Richmond.  Prior to joining  Delaware
Investments in 1994, he provided investment  consulting services as a Consulting
Associate with Cambridge Associates, Inc. in Arlington,  Virginia. Mr. Andres is
a CFA  charterholder.  Mr. Andres has been on The Real Estate  Investment  Trust
Portfolios' management team since 1997.

Fiona A. Barwick
Director  of  Regional  Research  -  Mondrian   Investment  Partners  Ltd.  (The
International Equity Portfolio)
Ms. Barwick is a graduate of University College,  London. She joined Mondrian in the  Spring  of 1993 to cover  the  Pacific  Basin  markets.  Prior  to  joining
Mondrian,  she  spent  three  years at  Touche  Remnant  & Co.  in  London as an assistant  portfolio manager and research  analyst.  Ms. Barwick has managed The
International Equity Portfolio since October 1999.

Marshall T. Bassett
Senior  Vice  President/Senior  Portfolio  Manager - The Mid-Cap  Growth  Equity
Portfolio,  The Small-Cap Growth Equity Portfolio and The Smid-Cap Growth Equity
Portfolio
Before  joining  Delaware  Investments  in  1997,  Mr.  Bassett  served  as Vice
President in Morgan Stanley Asset  Management's  Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran
Bank and Trust  Company.  He received a  bachelor's  degree and an MBA from Duke
University.  Mr. Basset has managed The Mid-Cap Growth Equity  Portfolio and The
Small-Cap  Growth Equity  Portfolio  since  January 2000 and The Focus  Smid-Cap
Growth Equity  Portfolio and The Smid-Cap  Growth Equity  Portfolio  since their inception.

Joanna Bates
Senior Portfolio Manager - Mondrian  Investment  Partners Ltd. (The Global Fixed
Income Portfolio and The International Fixed Income Portfolio)
Ms. Bates is a graduate of London  University.  She joined the Fixed Income team at Mondrian  in June 1997.  Prior to that,  she was  Associate  Director,  Fixed
Interest at Hill Samuel Investment Management, which she joined in 1990. She had previously  worked at Fidelity  International and Save & Prosper as fund manager and analyst for global bond markets.  Ms. Bates is an associate of the Institute of Investment  Management  and Research.  Ms. Bates has managed The Global Fixed
Income Portfolio and The International Fixed Income Portfolio since July 1999.

Nigel Bliss
Senior Portfolio Manager - Mondrian  Investment  Partners Ltd. (The Labor Select
International Equity Portfolio)
Mr. Bliss is a graduate of the Victoria  University of Manchester.  He commenced his career at Cazenove & Co. He joined Mondrian in July 1995. He is an associate of the Institute of Investment Management & Research.  Mr. Bliss has managed The
Labor Select International Equity Portfolio since October 1, 2002.

Christopher J. Bonavico
Vice  President/Senior  Portfolio Manager - The All-Cap Growth Equity Portfolio,
The Focus  Smid-Cap  Growth Equity  Portfolio  and The  Large-Cap  Growth Equity
Portfolio
Mr. Bonavico was most recently a principal and portfolio manager at Transamerica
Investment  Management,  LLC. Mr.  Bonavico also managed  sub-advised  funds and institutional  separate accounts.  Before joining Transamerica in 1993, he was a research  analyst for Salomon  Brothers.  Mr.  Bonavico  received his bachelor's degree in economics from the University of Delaware and is a CFA  charterholder.
Mr.  Bonavico has managed The All-Cap Growth Equity  Portfolio  since  September
2005, The Focus  Smid-Cap  Growth Equity  Portfolio  since December 2005 and The
Large-Cap Growth Equity Portfolio since its inception.

Ryan K. Brist
Executive  Vice  President/Managing  Director/Chief  Investment  Officer,  Fixed
Income - The Core Focus Fixed  Income  Portfolio  and The Core Plus Fixed Income
Portfolio
Mr. Brist earned his bachelor's degree from Indiana University. Prior to joining
Delaware  Investments  in August 2000,  Mr. Brist served as a Senior  Trader and
Corporate  Specialist for Conseco Capital  Management's  fixed-income group. Mr.
Brist  previously  worked in oil/gas  investment  banking as an Analyst for Dean
Witter  Reynolds in New York. Mr. Brist is a Chartered  Financial  Analyst.  Mr.
Brist has  managed The Core Focus  Fixed  Income and The Core Plus Fixed  Income
Portfolios since their inception.

Kenneth F. Broad
Vice  President/Senior  Portfolio  Manager/Equity  Analyst - The All-Cap  Growth
Equity Portfolio and The Focus Smid-Cap Growth Equity Portfolio
Mr. Broad, who joined Delaware  Investments in April 2005, is a senior portfolio manager on the Focus Growth Equity team.  Most recently,  he was a principal and portfolio  manager at  Transamerica  Investment  Management,  LLC, where he also managed  sub-advised funds and institutional  separate accounts.  Before joining
Transamerica  in 2000,  he was a portfolio  manager with The Franklin  Templeton
Group and was a consultant in the business  valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor's  degree in economics from Colgate  University.
Mr.  Broad is a CFA  charterholder.  Mr.  Broad has managed  The All-Cap  Growth
Equity  Portfolio  since  September  2005 and The Focus  Smid-Cap  Growth Equity
Portfolio since December 2005.

Steven G. Catricks
Vice  President/Portfolio  Manager - The Mid-Cap  Growth Equity  Portfolio,  The
Small-Cap Growth Equity Portfolio and The Smid-Cap Growth Equity Portfolio
Mr.  Catricks  joined  Delaware  Investments in 2001.  Before  joining  Delaware
Investments, Mr. Catricks was an equity analyst at BlackRock Financial, where he specialized  in  small-capitalization  growth  stocks.  He  also  worked  at Dow
Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin.
He holds a bachelor's degree in electrical engineering from Drexel University, a master's  degree in  engineering  from the University of  Pennsylvania  and is a member of the Institute of Electrical and Electronics Engineers. Mr. Catricks is
a CFA  charterholder.  Mr.  Catricks  has  managed  The  Mid-Cap  Growth  Equity
Portfolio,  The Small-Cap  Growth Equity  Portfolio,  The Focus Smid-Cap  Growth
Equity Portfolio and The Smid-Cap Growth Equity Portfolio since August 2005.

Stephen R. Cianci
Senior Vice  President/Senior  Portfolio Manager - The Intermediate Fixed Income
Portfolio,  The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income
Portfolio
Mr. Cianci holds a BS and an MBA in Finance from Widener  University.  He joined
Delaware  Investments'  Fixed Income  Department in 1992 as an investment  grade
quantitative   research  analyst.  In  addition  to  his  quantitative  research responsibilities,  Mr. Cianci also served as a mortgage-backed  and asset-backed securities  analyst.  Mr.  Cianci is an Adjunct  Professor of Finance at Widener
University  and a CFA  charterholder.  Mr.  Cianci has managed The  Intermediate
Fixed Income  Portfolio  since February 2001, and The Core Plus Fixed Income and
The Core Focus Fixed Income Portfolios since their inception.

George E. Deming
Senior Vice  President/Senior  Portfolio  Manager - The  Large-Cap  Value Equity
Portfolio
Mr. Deming received a BA in Economics and Political  Science from the University
of  Vermont  and  an  MA  in  International   Affairs  from  the  University  of
Pennsylvania.  Prior to joining Delaware Investments in 1978, he was responsible for portfolio  management and institutional  sales at White, Weld & Co., Inc. He is a member of the Financial  Analysts of  Philadelphia.  Mr. Deming has managed
The Large-Cap Value Equity Portfolio since its inception.

Elizabeth A. Desmond
Director/Chief   Investment   Officer,   Developed  Equity  Markets  -  Mondrian
Investment Partners Ltd. (The International Equity Portfolio)
Ms. Desmond is a graduate of Wellesley  College and the masters  program in East
Asian studies at Stanford University.  After working for the Japanese government for two years,  she began her  investment  career as a Pacific Basin  investment manager with Shearson Lehman Global Asset Management.  Prior to joining Mondrian in the  Spring of 1991,  she was a  Pacific  Basin  equity  analyst  and  senior portfolio manager at Hill Samuel Investment Management Ltd. Ms. Desmond is a CFA
charterholder.  Ms. Desmond has managed The International Equity Portfolio since
October 1999.

Christopher M. Ericksen
Vice President/Portfolio Manager - The Large-Cap Growth Equity Portfolio
Mr. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth,  and one smid-cap  product.  He was most recently a portfolio manager at
Transamerica  Investment  Management,  LLC, where he also managed  institutional separate accounts.  Before joining Transamerica in 2004, he was a vice president at Goldman Sachs.  During his 10 years there, he worked in investment banking as well as investment management.  Mr. Ericksen received his bachelor's degree from
Carnegie Mellon University, with majors in industrial management,  economics and political  science.  Mr.  Ericksen  has  managed  The  Large-Cap  Growth  Equity
Portfolio since its inception.

Patrick G. Fortier
Vice  President/Portfolio  Manager/Equity  Analyst - The All-Cap  Growth  Equity
Portfolio
Mr.  Fortier,  who joined  Delaware  Investments  in April 2005,  is a portfolio manager  on the Focus  Growth  Equity  team.  This  team,  which is based in San
Francisco,  is responsible for large-cap growth, all-cap growth and one smid-cap growth  portfolio.  He was most  recently a  portfolio  manager at  Transamerica
Investment  Management,  LLC. Before joining Transamerica in 2000, he worked for
OLDE Equity Research as an equity analyst.  Mr. Fortier  received his bachelor's degree  in  finance  from the  University  of  Kentucky.  Mr.  Fortier  is a CFA charterholder. Mr. Fortier has managed The All-Cap Growth Equity Portfolio since
September 2005.

Clive A. Gillmore
Deputy Managing Director/Senior Portfolio Manager - Mondrian Investment Partners
Ltd. (The International Equity Portfolio,  The Labor Select International Equity
Portfolio, The Emerging Markets Portfolio)
A graduate of the University of Warwick, England, and the London Business School
Investment  Program,  Mr.  Gillmore joined Mondrian in 1990 after eight years of investment experience. His most recent position prior to joining Mondrian was as a Pacific  Basin  equity  analyst and senior  portfolio  manager for Hill Samuel
Investment  Management  Ltd.  Prior to that,  Mr.  Gillmore  was an analyst  and portfolio  manager for Legal and General  Investment in the United Kingdom.  Mr.
Gillmore has managed The Labor Select  International  Equity  Portfolio  and The
Emerging  Markets  Portfolio since their  respective  dates of inception and The
International Equity Portfolio since March 1999.

Barry S. Gladstein
Vice  President/Portfolio  Manager - The Mid-Cap  Growth Equity  Portfolio,  The
Small-Cap Growth Equity Portfolio and The Smid-Cap Growth Equity Portfolio
Mr.  Gladstein  joined  Delaware  Investments in 1995.  Before joining  Delaware
Investments,  Mr.  Gladstein  was  director  of  operational  planning  at CIGNA
Corporation  from  1991 to 1995  and a senior  accountant  with  Arthur  Young &
Company. He holds a bachelor's degree from Binghamton University and an MBA from the University of Pennsylvania's  Wharton School.  Mr. Gladstein has managed The
Mid-Cap Growth Equity  Portfolio,  The Small-Cap  Growth Equity  Portfolio,  The
Focus Smid-Cap Growth Equity  Portfolio and The Smid-Cap Growth Equity Portfolio
since August 2005.

Paul Grillo
Senior Vice  President/Senior  Portfolio Manager - The Intermediate Fixed Income
Portfolio,  The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income
Portfolio
Mr.  Grillo  holds  a BA  in  Business  Management  from  North  Carolina  State
University and an MBA in Finance from Pace University. Prior to joining Delaware
Investments in 1993, Mr. Grillo served as mortgage  strategist and trader at the
Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr.
Grillo is a CFA  charterholder.  Mr. Grillo has managed The  Intermediate  Fixed
Income  Portfolio  since  February  2001, and The Core Plus Fixed Income and The
Core Focus Fixed Income Portfolios since their inception.

Gregory M. Heywood
Vice President,  Portfolio  Manager,  Equity Analyst - The All-Cap Growth Equity
Portfolio

Mr.  Heywood,  who joined  Delaware  Investments  in April 2005,  is a portfolio manager and analyst on the Focus Growth Equity team.  This team,  which is based in San Francisco,  is responsible for large-cap  growth,  all-cap growth and one
smid-cap  growth  portfolio.   He  was  most  recently  a  research  analyst  at
Transamerica Investment Management, LLC. Before joining Transamerica in 2004, he worked  for Wells  Capital  Management  from 2003 to 2004 and  Montgomery  Asset
Management  from 1996 to 2003. Mr. Heywood  received a bachelor's  degree and an
MBA  from the  University  of  California  at  Berkeley.  Mr.  Heywood  is a CFA
charterholder. Mr. Heywood has managed The All-Cap Growth Equity Portfolio since
September 2005.

Christopher M. Holland
Vice  President/Portfolio  Manager - The Mid-Cap  Growth Equity  Portfolio,  The
Small-Cap Growth Equity Portfolio and The Smid-Cap Growth Equity Portfolio
Mr.  Holland  joined  Delaware  Investments  in 2001.  Before  joining  Delaware
Investments,  Mr.  Holland was a municipal  fixed  income  analyst at  BlackRock
Financial  and in private  client  services at JPMorgan  Chase and Company.  Mr.
Holland holds a bachelor's  degree in economics  from the University of Delaware and an MBA with a  concentration  in  finance  from  Villanova  University.  Mr.
Holland has managed The Mid-Cap Growth Equity  Portfolio,  The Small-Cap  Growth
Equity  Portfolio,  The Focus Smid-Cap Growth Equity  Portfolio and The Smid-Cap
Growth Equity Portfolio since August 2005.

John Kirk
Director/Senior  Portfolio  Manager - Mondrian  Investment  Partners  Ltd.  (The
Global Fixed Income Portfolio and The International Fixed Income Portfolio)
Mr.  Kirk is a graduate  of the  University  of Wales and  received  an M.A.  in
Operations  Research from  Lancaster  University.  Prior to joining  Mondrian in
September  of 1998,  he was  responsible  for European and Asian Fixed Income at
Royal Bank of Canada in London,  and had  global  responsibility  for credit and risk  management.  He started  his  career at Ford Motor  Company as a member of their  operations  research group.  Mr. Kirk has managed The Global Fixed Income
Portfolio and The International Fixed Income Portfolio since July 1999.

Steven T. Lampe
Vice  President/Portfolio  Manager - The Mid-Cap  Growth Equity  Portfolio,  The
Small-Cap Growth Equity Portfolio and The Smid-Cap Growth Equity Portfolio
Mr.  Lampe  received  a  bachelor's  degree  in  economics  and  an  MBA  with a concentration in finance from the University of  Pennsylvania's  Wharton School.
He joined  Delaware  Investments  in 1995. He previously  served as a manager at
PriceWaterhouse,  specializing  in  financial  services  firms.  Mr.  Lampe is a
Certified  Public  Accountant.  Mr. Lampe has managed The Mid-Cap  Growth Equity
Portfolio,  The Small-Cap  Growth Equity Portfolio and The Focus Smid-Cap Growth
Equity  Portfolio  since January 2000 and The Smid-Cap  Growth Equity  Portfolio
since its inception.

Emma R.E. Lewis
Senior Portfolio Manager - Mondrian  Investment  Partners Ltd. (The Labor Select
International Equity Portfolio)
Ms.  Lewis is a graduate  of  Pembroke  College,  Oxford  University,  where she completed her Masters in Philosophy and Theology.  She joined  Mondrian in 1995, assuming  analytical  responsibilities  in the Pacific Basin Team. She began her investment  career at the Dutch bank ABN AMRO and later  joined Fuji  Investment
Management.  Ms. Lewis is an Associate of the Institute of Investment Management
&  Research.  Ms.  Lewis has  managed  The  Labor  Select  International  Equity
Portfolio since October 2000.

Nigel G. May
Director/Chief   Investment   Officer,   Developed  Equity  Markets  -  Mondrian
Investment Partners Ltd. (The International Equity Portfolio)
Mr. May is a graduate  of Sidney  Sussex  College,  Cambridge.  Prior to joining
Mondrian in 1991, he had been with Hill Samuel  Investment  Management Group for five years. Mr. May has managed The International Equity Portfolio since January
2001.

Christopher A. Moth
Director/Chief  Investment Officer,  Global Fixed Income and Currency - Mondrian
Investment   Partners   Ltd.   (The  Global  Fixed  Income   Portfolio  and  The
International Fixed Income Portfolio)
Mr.  Moth is a graduate of The City  University  London.  He joined  Mondrian in
1992,  having  previously  worked at Guardian  Royal  Exchange  in an  actuarial capacity, where he was responsible for quantitative models and projections.  Mr.
Moth has been  awarded  the  Certificate  in  Finance  and  Investment  from the
Institute of  Actuaries in London.  Mr. Moth has managed The Global Fixed Income
Portfolio and The International Fixed Income Portfolio since July 1999.

Daniel J. Prislin
Vice  President/Senior  Portfolio  Manager - The All-Cap Growth Equity Portfolio
and The Large-Cap Growth Equity Portfolio
Mr. Prislin was most recently a principal and portfolio  manager at Transamerica
Investment  Management,  LLC,  where  he  also  managed  sub-advised  funds  and institutional  separate accounts.  Prior to joining Transamerica in 1998, he was an assistant  portfolio  manager with The Franklin  Templeton Group. Mr. Prislin received his M.B.A. and bachelor's  degree in business  administration  from the
University of California,  Berkeley and is a CFA charterholder.  Mr. Prislin has managed  The  All-Cap  Growth  Equity  Portfolio  since  September  2005 and The
Large-Cap Growth Equity Portfolio since its inception.

Timothy L. Rabe
Senior Vice President/Senior Portfolio Manager - The High-Yield Bond Portfolio
Mr.  Rabe  received  a  bachelor's  degree in  finance  from the  University  of
Illinois.  Prior  to  joining  Delaware  Investments  in  2000,  Mr.  Rabe was a high-yield  portfolio manager for Conseco Capital  Management.  Before that, Mr.
Rabe worked as a tax analyst for The Northern Trust  Company.  Mr. Rabe is a CFA charterholder.  Mr. Rabe has managed The High-Yield  Bond  Portfolio  since July
2002.

David G. Tilles
Managing Director/Chief  Executive Officer/Chief  Investment Officer of Mondrian
Investment Partners Ltd. - The International Equity Portfolio,  The Labor Select
International Equity Portfolio, The Emerging Markets Portfolio,

The Global Fixed Income Portfolio and The International Fixed Income Portfolio
Mr.  Tilles was educated at the  Sorbonne,  Warwick  University  and  Heidelberg
University.  Prior to joining  Mondrian in 1990 as Managing  Director  and Chief
Investment  Officer,  he spent 16 years with Hill Samuel  Investment  Management
Group in London, serving in a number of investment  capacities.  His most recent position prior to joining Mondrian was Chief  Investment  Officer of Hill Samuel
Investment Management Ltd.

Matthew Todorow
Vice  President/Portfolio  Manager - The Mid-Cap  Growth Equity  Portfolio,  The
Small-Cap Growth Equity Portfolio and The Smid-Cap Growth Equity Portfolio

Mr. Todorow recently served as Executive  Director for Morgan Stanley Investment
Management and was a Portfolio Manager for the Small/Mid-Cap  group. His primary portfolio  management  responsibilities  were in  health  care,  a sector he has covered since 1997.  Mr.  Todorow holds a BBA from Temple  University and an MBA from the University of Georgia's Terry College of Business. Mr. Todorow has been participating  in the  management of The Mid-Cap  Growth  Equity,  The Small-Cap
Growth  Equity and The Focus  Smid-Cap  Growth Equity  Portfolios  since January
2004, and The Smid-Cap Growth Equity Portfolio since its inception.

Rudy D. Torrijos III

Vice President,  Portfolio  Manager - The Mid-Cap Growth Equity  Portfolio,  The
Small-Cap Growth Equity Portfolio and The Smid-Cap Growth Equity Portfolio

Mr.  Torrijos  joined the emerging  growth team at Delaware  Investments in July
2005,  where he serves as a  portfolio  manager  with a focus on the  technology sector. He spent the prior two years as a technology  analyst at Fiduciary Trust
Co., International, where he was responsible for sector management of technology stocks for small-cap equity products.  From 1997 to 2002 he worked for Neuberger
Berman Growth Group, first as an analyst and then as fund manager.  Mr. Torrijos also spent three years at Hellman Jordan Management as a technology analyst, and he began his  career as a  marketing/strategic  financial  planning  analyst  at
Unocal  Corporation in Los Angeles.  Mr. Torrijos  attended Harvard  University, where he graduated  with a bachelor's  degree in applied  mathematics/economics.
Mr.  Torrijos has managed The Mid-Cap  Growth  Equity  Portfolio,  The Small-Cap
Growth Equity  Portfolio,  The Focus  Smid-Cap  Growth Equity  Portfolio and The
Smid-Cap Growth Equity Portfolio since August 2005.

Jeffrey S. Van Harte
Chief  Investment  Officer - Focus Growth - The All-Cap Growth Equity  Portfolio
and The Large-Cap Growth Equity Portfolio
Mr. Van Harte was most  recently a principal  and  executive  vice  president at
Transamerica  Investment Management,  LLC. Mr. Van Harte was the lead manager of the  Transamerica  Large Cap Growth  strategy  and  managed  portfolios  in that discipline for over 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services,  which he joined in 1980.  Mr.  Van  Harte,  who also  managed  institutional  separate accounts and sub-advised  funds,  received his bachelor's degree in finance from
California  State  University at Fullerton and is a CFA  charterholder.  Mr. Van
Harte has managed The All-Cap Growth Equity  Portfolio  since September 2005 and
The Large-Cap Growth Equity Portfolio since its inception.

Lori P. Wachs
Vice  President/Portfolio  Manager - The Mid-Cap  Growth Equity  Portfolio,  The
Small-Cap Growth Equity Portfolio and The Smid-Cap Growth Equity Portfolio
Ms. Wachs is a graduate of the  University  of  Pennsylvania's  Wharton  School,
where she majored in Finance and Oriental  Studies.  Ms.  Wachs joined  Delaware
Investments in 1992 from Goldman Sachs,  where she was an equity analyst for two years.  Ms. Wachs has been  managing The Mid-Cap  Growth Equity  Portfolio,  The
Small-Cap Growth Equity Portfolio and The Focus Smid-Cap Growth Equity Portfolio
since January 2000 and The Smid-Cap Growth Equity Portfolio since its inception.

Investment Advisors

Delaware Management Company (Delaware), a series of Delaware Management Business
Trust,  furnishes  investment  advisory services to all of the Funds' Portfolios pursuant to investment  advisory  agreements between the Fund, on behalf of each
Portfolio,  and  Delaware  (Investment  Advisory  Agreements).  Delaware and its
predecessors  have been managing the funds in Delaware  Investments  since 1938.
Delaware  is  an  indirect,  wholly  owned  subsidiary  of  Delaware  Management
Holdings, Inc. (DMH). DMH and Delaware are indirect,  wholly owned subsidiaries, and subject to the ultimate control,  of Lincoln National  Corporation  (Lincoln
National). Lincoln National, with headquarters in Philadelphia,  Pennsylvania is a  diversified  organization  with  operations  in many aspects of the financial services industry,  including  insurance and investment  management.  Delaware's address is 2005 Market Street, Philadelphia, PA 19103-7094.

Mondrian Investment Partners Ltd. (Mondrian) furnishes  investment  sub-advisory services to The International Equity, The Labor Select International Equity, The
Emerging  Markets,  The Global Fixed Income and The  International  Fixed Income
Portfolios  pursuant to sub-advisory  agreements between Delaware,  on behalf of the Fund and the applicable Portfolio,  and Mondrian (Sub-Advisory  Agreements).
Mondrian  (formerly  known as Delaware  International  Advisers Ltd.)  commenced operations  as a  registered  investment  advisor in December  1990.  Mondrian's address is 3rd Floor, 80 Cheapside, London, England EC2V 6EE.

Under the Sub-Advisory  Agreements,  Delaware is responsible for paying the fees to  Mondrian  for its  sub-advisory  services to the  Portfolios  out of its own assets.  The annual rates of  sub-advisory  fees payable by Delaware to Mondrian under the Sub-Advisory  Agreements are: 0.30% of the average daily net assets of
The Global Fixed Income Portfolio,  The International Fixed Income Portfolio and
The Labor Select International Equity Portfolio;  0.36% of the average daily net assets of The International Equity Portfolio; and 0.75% of the average daily net assets of The Emerging Markets Portfolio.

Under these  Investment  Advisory  and  Sub-Advisory  Agreements,  Delaware  and
Mondrian, subject to the control and supervision of the Fund's Board of Trustees and in  conformance  with the stated  investment  objectives and policies of the respective  Portfolios,  manage the investment and reinvestment of the assets of the Portfolios with which they have agreements and make investment decisions for the respective  Portfolios.  The  investment  advisor was paid fees for the last fiscal year for which data are  available  (as a percentage of average daily net assets) as follows:

                              Investment Management
                Fees Paid After Voluntary or Contractual Waivers
                   For the Fiscal Year Ended October 31, 2005

Portfolio
The Large-Cap Growth Equity Portfolio                                     0.55%*
The Large-Cap Value Equity Portfolio                                      0.00%
The Mid-Cap Growth Equity Portfolio                                       0.69%
The Small-Cap Growth Equity Portfolio                                     0.75%
The Focus Smid-Cap Growth Equity Portfolio                                0.00%
The Smid-Cap Growth Equity Portfolio                                      0.00%
The Real Estate Investment Trust Portfolio                                0.74%
The Real Estate Investment Trust Portfolio II                             0.72%
The All-Cap Growth Equity Portfolio                                       0.50%
The International Equity Portfolio                                        0.75%
The Labor Select International Equity Portfolio                           0.75%
The Emerging Markets Portfolio                                            1.00%
The Intermediate Fixed Income Portfolio                                   0.16%
The Core Focus Fixed Income Portfolio                                     0.00%
The High-Yield Bond Portfolio                                             0.00%
The Core Plus Fixed Income Portfolio                                      0.25%
The Global Fixed Income Portfolio                                         0.46%
The International Fixed Income Portfolio                                  0.43%

*    This  Portfolio  has not been  operating  for a full fiscal  year.  The fee stated above is the fee that the investment  advisor is entitled to receive under its Investment Advisory Agreement with the Portfolio.

From time to time, certain  institutional  separate accounts advised by Mondrian or by a series of Delaware  Management  Business  Trust may invest in the Fund's
Portfolios.  The  Portfolios  may  experience  relatively  large  investments or redemptions as a result of the institutional separate accounts either purchasing
or  redeeming  the  Portfolios'  shares.   These  transactions  may  affect  the
Portfolios, since Portfolios that experience redemptions may be required to sell portfolio  securities,  and Portfolios that receive additional cash will need to invest  it.  While it is  impossible  to  predict  the  overall  impact of these transactions  over time, there could be adverse effects on portfolio  management to the extent the Portfolios  may be required to sell  securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. Delaware and Mondrian, representing the interests of the  Portfolios,  are  committed to  minimizing  the impact of such transactions on the Portfolios.  In addition,  the advisors to the institutional separate  accounts are also committed to minimizing the impact on the Portfolios to the extent it is consistent  with pursuing the  investment  objectives of the institutional separate accounts.

If permitted  under  applicable  law, in cases where a shareholder of any of the
Portfolios  has an  investment  counseling  relationship  with  Delaware (or its affiliates  or related  entities) or Mondrian,  Delaware or Mondrian may, at its discretion,  reduce the  shareholder's  investment  counseling fees by an amount equal to the  pro-rata  advisory  fees paid by the  respective  Portfolio.  This procedure would be utilized with clients having contractual  relationships based on total  assets  managed by such  entities  to avoid  situations  where  excess advisory fees might be paid to Delaware or Mondrian. In no event should a client pay higher  total  advisory  fees as a result of the  client's  investment  in a
Portfolio.

A  discussion  regarding  the basis for the Board of  Trustees'  approval of the
Investment Advisory Agreements of each of the Portfolios (except as noted below)
is available in each  Portfolio's  annual report to shareholders  for the fiscal year ended October 31, 2005. The Large-Cap Growth Equity Portfolio, The Smid-Cap
Growth Equity Portfolio,  The International  Equity Portfolio,  The Labor Select
International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed
Income Portfolio and The  International  Fixed Income Portfolio are currently in their initial  two-year term after  shareholder  approval and will be renewed by the Board of Trustees once the initial two-year term is concluded.

Certain management considerations -- Manager of managers structure

At a  shareholder  meeting  held  on  March  23,  2005  (or as  adjourned),  the
Portfolios'  shareholders  approved a "manager of managers" structure that would permit  Delaware,  the Portfolios'  investment  adviser,  to appoint and replace sub-advisers,  enter  into  sub-advisory  agreements,  and amend  and  terminate sub-advisory  agreements  with  respect  to the  Portfolios,  subject  to  Board approval but without shareholder approval (Manager of Managers Structure). While
Delaware does not currently expect to use the Manager of Managers Structure with respect to the  Portfolios,  including  those  Portfolios  that currently have a sub-adviser, Delaware may, in the future, recommend to the Portfolios' Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more  sub-advisers  to  manage  all or a  portion  of a  Portfolio  if it believes that doing so would be likely to enhance the Portfolio's performance by introducing a different investment style or focus.

The ability to implement the Manager of Managers  Structure  with respect to the
Portfolios  is contingent  upon the receipt of an exemptive  order from the U.S.
Securities  and Exchange  Commission  (SEC) or the adoption of a rule by the SEC authorizing the implementation of the Manager of Managers Structure.  The use of
the Manager of Managers  Structure with respect to the Portfolios may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no  assurance  that  the SEC  will  grant  the  Portfolios'  application  for an exemptive order or adopt such a rule.

The Manager of Managers  Structure  would enable the  Portfolios to operate with greater  efficiency and without incurring the expense and delays associated with obtaining  shareholder  approval  of  sub-advisory  agreements.  The  Manager of
Managers  Structure  would  not  permit  investment  management  fees  paid by a
Portfolio  to be  increased  without  shareholder  approval  or change  Delaware
Management  Company's  responsibilities  to the  Portfolio,  including  Delaware
Management  Company's  responsibility  for all advisory services  furnished by a sub-adviser.

Administrator

Delaware Service Company,  Inc. (DSC), an affiliate of Delaware and an indirect, wholly owned subsidiary of DMH, provides the Fund with  administrative  services pursuant to the Amended and Restated  Shareholders  Services  Agreement with the
Fund on behalf of the  Portfolios.  The services  provided under the Amended and
Restated  Shareholders  Services Agreement are subject to the supervision of the officers  and trustees of the Fund,  and include  day-to-day  administration  of matters related to the legal existence of the Fund,  maintenance of its records, preparation  of  reports,  supervision  of  the  Fund's  arrangements  with  its
Custodian  Bank,  and assistance in the  preparation of the Fund's  registration statements  under Federal and State laws. The Amended and Restated  Shareholders
Services  Agreement  also  provides that DSC will provide the Fund with dividend disbursing  and transfer agent  services.  DSC is located at 2005 Market Street,
Philadelphia,  PA  19103-7094.  For its services  under the Amended and Restated
Shareholders  Services  Agreement,  the Fund pays DSC an annual asset-based fee, payable  monthly,  and allocated  among the  Portfolios of the Fund based on the relative  percentage of assets of each Portfolio.  DSC also provides  accounting services  to the Fund  pursuant  to the  terms  of a  separate  Fund  Accounting
Agreement.

Distributor

Delaware  Distributors,  L.P.  (DDLP),  2005  Market  Street,  Philadelphia,  PA
19103-7094,  serves as the  Distributor of the shares of the Fund's  Portfolios.
Under its  Distribution  Agreements  with the Fund on behalf of each  Portfolio,
DDLP sells shares of the Fund upon the terms and at the current  offering  price described in this  Prospectus.  DDLP is not obligated to sell any certain number of shares of the Fund. DDLP is an indirect, wholly owned subsidiary of DMH.

Custodian Bank

The JPMorgan Chase Bank, 4 Chase Metrotech Center,  Brooklyn, NY 11245 serves as custodian for each  Portfolio,  except as noted below.  Mellon Bank,  N.A.,  One
Mellon Center, Pittsburgh, PA 15258, serves as custodian for The Core Plus Fixed
Income  Portfolio,  The Core Focus Fixed Income  Portfolio,  The Focus  Smid-Cap
Growth Equity Portfolio,  The Smid-Cap Growth Equity Portfolio and The Large-Cap
Growth Equity Portfolio.

Independent Registered Public Accounting Firm

Ernst & Young LLP,  2001  Market  Street,  Suite 4000,  Philadelphia,  PA 19103,
serves as the Independent Registered Public Accounting Firm for the Fund.

                              SHAREHOLDER SERVICES

Special  Reports and Other Services.  The Fund will provide client  shareholders with the following information:

o    Audited annual financial reports.

o    Unaudited semiannual financial reports.

o    Detailed  monthly  appraisal of the status of their  account and a complete review of portfolio assets, performance results and other pertinent data.

In addition,  the investment advisors may conduct periodic personal reviews with each client shareholder, with interim telephone updates and other communication, as appropriate.

The  Fund's  dedicated   telephone  number,  800  231-8002,   is  available  for
shareholder  inquiries during normal business hours. You may also obtain the net asset  values for the  Portfolios  by calling this number or via our Web site at
http://www.delawareinvestments.com/institutional/dptnavs.jsp.            Written
correspondence should be addressed to:

                                     Delaware Pooled Trust
                                     2005 Market Street
                                     Philadelphia, PA 19103-7094
                                     Attention: Client Services

Exchange Privilege

Each  Portfolio's  shares may be exchanged for shares of the other Portfolios or the institutional class shares of the other Delaware  Investments Funds based on the  respective  net  asset  values  of the  shares  involved  and as  long as a
Portfolio's  minimum purchase  requirements are satisfied.  There are no minimum purchase  requirements for the institutional  class shares of the other Delaware
Investments Funds, but certain  eligibility  requirements must be satisfied.  An exchange would be considered a taxable event in instances where an institutional shareholder  is subject to tax. The exchange  privilege is only  available  with respect to Portfolios that are registered for sale in a  shareholder's  state of residence.  The Fund  reserves the right to suspend or  terminate,  or amend the terms  of,  the  exchange  privilege  upon 60 days'  written  notice  to  client shareholders.  The Fund  reserves  the right to reject any exchange  order.  See
"Frequent Trading of Fund Shares (Market Timing)" below.

With respect to exchanges involving The Emerging Markets Portfolio,  an investor will  generally be assessed a purchase  reimbursement  fee by the Portfolio when exchanging  from another  Portfolio  into The Emerging  Markets  Portfolio and a
shareholder   of  the  Portfolio   will   generally  be  assessed  a  redemption
reimbursement  fee by the Portfolio  when  exchanging  out of the Portfolio into another  Portfolio.  See "How to Purchase  Shares",  "Redemption  of Shares" and
"Other Purchase and Redemption Considerations."

Please call the Fund for further  information  on how to exchange  shares of the
Fund.

                             HOW TO PURCHASE SHARES

Shares of each Portfolio  described in this  Prospectus are offered  directly to institutions and high net-worth  individual investors at net asset value with no sales commissions or 12b-1 charges.  The only type of defined  contribution plan that is  permitted to become a new investor in the  Portfolios  offered  through this Prospectus is a plan which represents: (i) that the decision to invest plan assets in or withdraw plan assets from a Portfolio will be made solely by a plan fiduciary, such as the plan's board, without direction from or consultation with any plan  participant  and (ii) that the plan will make no more than 3  separate purchase  orders during any given  calendar  quarter.  The Fund is not primarily designed  for  defined  contribution  plans  that  are  participant-directed  or frequently  trade  Portfolio  shares,  and therefore the Fund requires the above representations from any new defined contribution plan investors. We reserve the right to reject any  purchase  order  made by a new  defined  contribution  plan investor that does not meet the above  representations or that follows a pattern of market  timing as described in this  Prospectus.  The Real Estate  Investment
Trust, The International  Equity, The Emerging Markets,  The Global Fixed Income
and The  International  Fixed Income Portfolios are closed to any new investors.
Existing  shareholders  of  these  Portfolios,  which  include  participants  of existing  defined benefit plans that have the  Portfolio(s) on their  investment platform, may continue to purchase shares.

Minimum  Investments.  The  minimum  initial  investment  for a  shareholder  is
$1,000,000 in the  aggregate  across all  Portfolios  of the Fund.  There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Fund has been satisfied.

Purchase Price.  You may buy shares at the Portfolio's net asset value per share
(NAV),  which is  calculated  as of the close of the New York  Stock  Exchange's
(NYSE) regular trading hours  (ordinarily  4:00 P.M. Eastern Time) every day the exchange  is open.  Your order will be priced at the next NAV  calculated  after your order is accepted by the Fund.  Except in the case of in-kind purchases and as described  below, an order will be accepted by the Fund after (1) the Fund is notified by telephone, email, facsimile or other means acceptable to the Fund of your  purchase  order and (2) Federal  Funds have been  delivered  to the Fund's agent.  If notice is given or Federal Funds are delivered  after that time,  the purchase order will be priced at the close of the NYSE on the following business day.

In addition,  Fund service  providers have entered into  agreements with certain authorized  agents to allow such agents to accept  purchase orders on the Fund's behalf.  For purposes of pricing, a purchase order will be deemed to be accepted by the Fund when such  authorized  agent accepts the order on behalf of the Fund pursuant to the terms of its  agreement.  Among other things,  there are certain terms in the  agreement  which  give  the Fund  assurances  that the  agent  has received a purchase order before the close of the NYSE's  regular  trading hours in order to receive  that day's NAV. We reserve the right to reject any purchase order.

Purchase Reimbursement Fee. In the case of The Emerging Markets Portfolio, there is  normally  a  purchase  reimbursement  fee  that  applies  to all  purchases, including  purchases made in an exchange from one Portfolio to another under the exchange  privilege or  otherwise.  That fee,  which is paid by investors to the
Portfolio,  equals 0.75% of the dollar amount  invested in the  Portfolio.  This purchase  reimbursement fee is deducted  automatically from the amount invested;
it cannot be paid separately. The fee will generally not apply to investments in the  Portfolio  that are  permitted to be made by  contributions  of  securities in-kind, that are made by reinvestments of dividends or other distributions,  or as otherwise determined by the Fund as described herein. See "Other Purchase and
Redemption Considerations" and "In-Kind Purchases" below.

How to Purchase Shares By Federal Funds Wire. Purchases of shares of a Portfolio should be made by having  your  bank wire  Federal  Funds to Bank of New York as described  below.  In order to ensure prompt  receipt of your Federal Funds Wire and processing of your purchase  order, it is important that the following steps be taken:

o    First,  complete the Account Registration Form and send it via facsimile to
     215 255-1162 or mail it to:

                               Delaware Pooled Trust
                               2005 Market Street
                               Philadelphia, PA 19103-7094
                               Attn: Client Services

o    Second,  telephone the Fund at 800 231-8002 (or contact the Fund via email, facsimile  or other means  acceptable  to the Fund) and provide us with the account name,  address,  telephone number, Tax  Identification  Number, the
     Portfolio(s)  selected,  the amount being wired and by which bank and which specific  branch,  if  applicable.  We will provide you with a Fund account number.

o    Third,  instruct your bank to wire the specified purchase amount of Federal
     Funds to Bank of New York, ABA #021000018,  Bank Account  #8900403748.  The
     funds should be sent to the attention of Delaware  Pooled Trust (be sure to have your bank include the name of the Portfolio(s)  selected,  the account number  assigned to you and your  account  name).  Federal  Funds  purchase orders will be accepted only on a day on which the Fund, the NYSE,  Bank of
     New York and the Fund's custodians are open for business.

Additional Investments.  You may add to your shareholder account at any time and in any amount.  Procedures for purchasing  shares are the same as those followed for a new account as described above:

o    First,  notify  the Fund of your  impending  purchase  by calling us at 800
     231-8002,  or by contacting the Fund via another  method  acceptable to the
     Fund.

o    Then be sure that your bank follows the same  procedures as described above with respect to the wiring of Federal Funds to Bank of New York.

In-Kind  Purchases.  The Fund, in its sole  discretion,  may permit investors to make an  investment  by a  contribution  of  securities  in-kind or by following another  procedure  that  will  have  the same  economic  effect  as an  in-kind purchase.  In either case,  such investors will be required to pay the brokerage or other  transaction  costs  arising in connection  with  acquiring the subject securities.  The purchase price per share for investors  purchasing shares by an in-kind  procedure or by such other  permitted  procedure  shall be the NAV next determined after  acceptance by the Portfolio of the investor's  purchase order.
Investors wishing to make an investment by a contribution of securities  in-kind should  contact the Fund at 800  231-8002 to determine  whether the  Portfolio's advisor will agree to accept the investor's  proposed in-kind  contribution and, if so, to make appropriate  arrangements to settle the  transaction.  The assets provided  to  the  Portfolio  pursuant  to  these  procedures  shall  be  valued consistent with the same valuation  procedures used to calculate the Portfolio's
NAV. See  "Valuation of Shares." At such time as the Fund  receives  appropriate regulatory  approvals to do so in the future, under certain  circumstances,  the
Fund may, at its sole discretion,  allow eligible investors who have an existing investment  counseling  relationship  with  an  affiliate  of  Delaware  to make investments  in any of the Fund's  Portfolios  by a  contribution  of securities in-kind to such Portfolios.

Eligible investors in The International Equity Portfolio may be required to make their  investments in the Portfolio  pursuant to  instructions of the Fund, by a contribution  of  securities  in-kind to the  Portfolio or by following  another procedure  that  will have the same  economic  effect  as an  in-kind  purchase.
Institutions  proposing  to invest an amount  that at the time they  contact the
Fund  would  constitute  5% or more of the  assets of The  International  Equity
Portfolio  will,  under normal  circumstances,  be required to make purchases by tendering  securities  in which  the  Portfolio  otherwise  would  invest  or by following  another  procedure  that  will  have the same  economic  effect as an in-kind purchase.  Such investors will be required to pay the brokerage or other transaction  costs arising in connection with acquiring the subject  securities.
Prospective investors will be notified after they contact the Fund whether their investment must be made in-kind or by such other procedure and, if in-kind, what securities must be tendered.

                              REDEMPTION OF SHARES

You may  withdraw  all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance  with the  instructions provided below. Each Portfolio will redeem its shares at the NAV next determined after the request is received in "good  order." The  proceeds of any  redemption may be more or less than the  purchase  price of your  shares  depending  on the market value of the investment securities held by the Portfolio.

In the case of The Emerging  Markets  Portfolio,  there is normally a redemption reimbursement fee that applies to all redemptions, including redemptions made in an exchange  from one  Portfolio  to another  under the  exchange  privilege  or otherwise.  That  fee,  which  is  paid  by  the  redeeming  shareholder  to the
Portfolio,  equals 0.75% of the dollar amount redeemed for The Emerging  Markets
Portfolio.  This redemption reimbursement fee is deducted automatically from the amount redeemed; it cannot be paid separately.  The fee will generally not apply in situations where shareholders are given their redemption  proceeds in-kind in portfolio  securities,  or as  otherwise  determined  by the  Fund as  described herein.  See "Other  Purchase and Redemption  Considerations"  and  "Redemptions
In-Kind" below.

How to Redeem Shares by Mail or Fax Message

"Good order" for purposes of mail or facsimile  message  redemptions  means that the request to redeem must adhere to the following procedures:

o    A letter of instruction  must be sent to the Fund  specifying the number of shares or dollar amount to be redeemed signed by the appropriate  corporate or  organizational  officer(s) or other designated  individuals or entities exactly as it appears on the Account  Registration Form. Unless a letter of instruction  directs  otherwise  or a  separate  written  request  has been submitted to the Fund as described in the next  paragraph,  the  redemption proceeds  will be  wired  to the  commercial  bank or  account  designation identified on the Account  Registration Form.  Signature guarantees will be required when a letter of instruction  directs that redemption  proceeds be sent to a  commercial  bank  or  account  designation  other  than  the one identified  on the  Account  Registration  Form  or in a  separate  written request.

o    If you wish to change the name of the commercial bank or account designated to receive the redemption proceeds as provided in the Account  Registration
     Form or otherwise, a separate written request must be submitted to the Fund at the address listed below before the redemption request is made. Requests to change the bank or account designation must be signed by the appropriate person(s)  authorized  to act on behalf of the  shareholder.  Under certain circumstances,  the Fund may require that a signature  guarantee  accompany your  request.  Copies  of the  request  must be sent to both  the  current commercial  bank and the new designee bank.  Prior to redemption,  the Fund will  telephonically  confirm  the change with both the current and the new designee banks.  Further  clarification of these procedures can be obtained by calling the Fund.

                             Send your requests to:
                             Delaware Pooled Trust
                             Attn: Client Services
                             2005 Market Street
                             Philadelphia, PA 19103-7094
                             Fax #215 255-1162

Please call the Fund at 800 231-8002 to inform Client Services of your intent to send a facsimile message.

How to Redeem Shares by Telephone

"Good  order" for purposes of  telephone  redemptions  means that the request to redeem must adhere to the following procedures:

o    If you have  previously  elected  the  Telephone  Redemption  Option on the
     Account  Registration  Form,  you can request a  redemption  of your shares
     (either by specifying the number of shares or dollar amount to be redeemed)
     by calling the Fund at 800 231-8002 and requesting the redemption  proceeds be wired to the commercial  bank or account  designation  identified on the
     Account Registration Form.

o    Shares cannot be redeemed by telephone if stock  certificates  are held for those shares,  or in instances when the in-kind  redemption  procedures are triggered, as described below. Please contact the Fund for further details.

o    In times of drastic market conditions,  the telephone redemption option may be  difficult  to  implement.  If you  experience  difficulty  in  making a telephone redemption, your request may be made by mail or facsimile message pursuant to the procedures described above.

o    The Fund's telephone  redemption  privileges and procedures may be modified or  terminated  by  the  Fund  only  upon  written  notice  to  the  Fund's shareholders.

o    To change the name of the commercial bank or account  designated to receive the  redemption  proceeds as provided in the Account  Registration  Form or otherwise, a written request must be sent to the Fund at the address above.
     The request will be processed  pursuant to the procedures  described in the second bullet point under "How to Redeem Shares by Mail or Fax Message."

In addition,  Fund service  providers have entered into  agreements with certain authorized agents to allow such agents to accept redemption orders on the Fund's behalf.  For  purposes  of  pricing,  a  redemption  order  will be deemed to be received in "good order" when such authorized  agent accepts the order on behalf of the Fund pursuant to the terms of its  agreement.  Among other things,  there are certain terms in the agreement which give the Fund assurances that the agent has received a redemption  order before the close of the NYSE's regular  trading hours in order to receive that day's NAV.

Redemptions In-Kind.  The Fund, in its sole discretion,  may permit shareholders to accept their redemption proceeds in-kind in portfolio  securities or pursuant to  another  procedure  that will have the same  economic  effect as an  in-kind redemption.  In either case, a shareholder  that redeems shares pursuant to this section  will bear the  brokerage  or other  transaction  costs of  selling  the portfolio  securities received in-kind  representing the value of their redeemed shares.  The redemption  price per share for  shareholders  redeeming  shares by in-kind or by such other  permitted  procedure  shall be the NAV next determined after the redemption request is received in good order. The portfolio securities provided  to the  shareholder  pursuant  to these  procedures  shall  be  valued consistent with the same valuation  procedures used to calculate the Portfolio's
NAV. See "Valuation of Shares."

Institutions  proposing to redeem an amount  which,  at the time they notify the
Fund of their intention to redeem (as described  below),  would constitute 5% or more of the  assets of The  International  Equity  Portfolio,  The Labor  Select
International  Equity  Portfolio,   The  Global  Fixed  Income  Portfolio,   The
International  Fixed Income  Portfolio or The Emerging  Markets  Portfolio will, under normal circumstances, and if applicable law permits, be required to accept their  redemption  proceeds in-kind in portfolio  securities,  unless they elect another  procedure  which  will  have the same  economic  effect  as an  in-kind redemption.  A shareholder may also be required to accept redemption proceeds by a distribution  in-kind of securities held by a Portfolio if the Fund determines that it would be detrimental  to the best  interests of the remaining  Portfolio shareholders  to make a  redemption  payment  wholly  or  partly  in cash.  Such shareholders  described  herein will be required to bear the  brokerage or other transaction costs of selling the portfolio securities received in-kind. The Fund has elected to be  governed  by Rule 18f-1 under the 1940 Act  pursuant to which the Fund is  obligated  to  redeem  shares  solely  in cash up to the  lesser of
$250,000 or 1% of the NAV of each Portfolio during any 90-day period for any one shareholder.  Investors  should  contact  the Fund at 800  231-8002  for further information.

Important  Redemption  Information.  Because  the  Fund's  shares  are  sold  to institutions  and high net-worth  individual  investors  with a relatively  high investment  minimum,  Fund shareholders likely will hold a significant number of
Fund shares. For this reason,  the Fund requests that shareholders  proposing to make a large  redemption order give the Fund at least ten days advance notice of any such order.  This request can easily be satisfied by calling the Fund at 800
231-8002, and giving notification of your future intentions.

Once a formal  redemption order is received in good order, the Fund, in the case of  redemptions  to be made in cash,  normally  will make payment for all shares redeemed  under this  procedure  within  three  business  days of receipt of the order.  In no event,  however,  will  payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption  or postpone the date at times when the NYSE is closed,  or under any emergency  circumstances  as determined by the SEC. As described above, the Fund may  also pay the  redemption  proceeds  in  whole or in part by a  distribution in-kind of  securities  held by a Portfolio in lieu of cash in  conformity  with applicable rules of the SEC.

Due to the relatively high cost of maintaining  shareholder  accounts,  the Fund reserves the right to redeem shares in a Portfolio if the value of your holdings in that Portfolio is below $500,000.  The Fund, however,  will not redeem shares based  solely upon market  reductions  in NAV. If the Fund  intends to take such action, a shareholder  would be notified and given 90 days to make an additional investment before the redemption is processed.

                  OTHER PURCHASE AND REDEMPTION CONSIDERATIONS

Purpose  of  Reimbursement  Fees  for  Certain  Portfolios.   The  purchase  and
redemption  transaction  fees are  designed to reflect an  approximation  of the brokerage  and other  transaction  costs  associated  with the  investment of an investor's purchase amount or the disposition of assets to meet redemptions
(especially in regards to costs involved in purchasing and selling international securities  for the  Portfolio),  and to limit the extent to which The  Emerging
Markets Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such  costs.  These  costs  include,  but are not  limited  to: (1)
brokerage  costs;  (2) market  impact costs,  i.e.,  the change in market prices which may result when a Portfolio  purchases or sells thinly traded stocks;  and
(3) the effect of the "bid-asked" spread in international markets.

In  particular,  when a Portfolio  acquires  securities of companies in emerging markets,  brokerage and other  transaction  costs  incurred  when  purchasing or selling  such  stocks  are  extremely  high.  There  are  generally  three  main components of transaction  costs - brokerage  fees,  the difference  between the bid/asked spread, and market impact.  Each one of these factors is significantly more expensive in emerging market  countries than in the United States,  because of less competition  among brokers,  lower utilization of technology on the part of the exchanges and brokers,  the lack of derivative  instruments and generally less liquid markets.  Consequently,  brokerage  commissions are high,  bid/asked spreads are wide,  and the market impact is  significant  in those  markets.  In addition to the customary costs  described  above,  most foreign  countries also
have  exchange  fees,  stamp  taxes  or  other  similar   costs/fees  which  the
reimbursement  fees are designed to include an approximation of as well. Without the reimbursement  fee, a Portfolio would incur these costs directly,  resulting in reduced  investment  performance for all its shareholders.  With the fee, the brokerage and other transaction costs of purchasing and selling stocks are borne
not  by  all  existing   shareholders,   but  only  by  those  investors  making
transactions.

As previously described, the purchase reimbursement fee will generally not apply to investments in the Portfolios that are permitted to be made by  contributions of  securities  in-kind or  reinvestments  of dividends or other  distributions.
Similarly,  the  redemption  reimbursement  fee  will  generally  not  apply  to redemptions  made  through  the  delivery  of  securities  in-kind  held  in the
Portfolios.  In  addition,  the  Fund  may,  in  its  sole  discretion,   permit
alternative  purchase and  redemption  methods  designed to accomplish  the same economic  effect as the  reimbursement  fees.  The Fund may waive or reduce  the amount of the  reimbursement  fees in situations where the Fund considers such a waiver  or  reduction  to be  equitable  in  light of the  circumstances  of the transaction and the purpose of the reimbursement  fees. The Fund intends to only waive or reduce  the  amount of such  reimbursement  fees to the  extent  that a
Portfolio will not be subject to the cost described in the prior paragraph (such as, but not limited to, when shares are purchased or redeemed  in-kind).  If the
Fund determines to accept an alternative  method with respect to any purchase or redemption, the reimbursement fee applicable to such transaction will be reduced or waived accordingly.

Fair  Valuation.  When a  Portfolio  uses fair value  pricing,  it may take into account any factors it deems  appropriate.  A Portfolio may determine fair value based upon developments  related to a specific  security,  current valuations of foreign stock indices (as reflected in U.S.  futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate  its NAV may  differ  from  quoted or  published  prices  for the same securities.  Fair value  pricing  may  involve  subjective  judgments  and it is possible that the fair value  determined for a security is materially  different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on
U.S. exchanges only under very limited circumstances,  such as the early closing of the  exchange on which a security is traded or  suspension  of trading in the security.  Portfolios may use fair value pricing more  frequently for securities primarily traded in non-U.S.  markets because,  among other things, most foreign markets close well before the Fund values its  securities at 4:00 p.m.,  Eastern
Time. The earlier close of these foreign  markets gives rise to the  possibility that significant events,  including broad market moves, may have occurred in the interim.  To account for this,  a Portfolio  may  frequently  value many foreign equity  securities  using fair value prices based on third party vendor modeling tools to the extent available.

Subject  to  the  Board's  oversight,   each  Portfolio's  Board  has  delegated
responsibility  for  valuing a  Portfolio's  assets to a  Pricing  Committee  of
Delaware,  which  operates  under the  policies and  procedures  approved by the
Board,  to value a Portfolio's  assets on behalf of the  Portfolio.  The Pricing
Committee values Portfolio assets as described above.

Frequent  Trading of Fund Shares (Market  Timing).  Each  Portfolio  discourages purchases by market timers and purchase  orders  (including the purchase side of exchange  orders) by  shareholders  identified as market timers may be rejected.
The Fund's Board of Trustees has adopted  policies  and  procedures  designed to detect, deter and prevent trading activity detrimental to the Portfolios and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern  of market  timing  in any fund in the  Delaware  Investments  family or
Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market  timing  of  a  fund  occurs  when  investors  make  consecutive,  rapid, short-term  "roundtrips" - that is,  purchases  into a fund followed  quickly by redemptions  out of that fund. A short-term  roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares.  If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous  short-term  roundtrip in that fund,  you may be  considered a market timer.  In  determining  whether  market timing has occurred,  a Portfolio  will consider short-term roundtrips to include rapid purchases and sales of Portfolio shares  through the exchange  privilege.  Each  Portfolio  reserves the right to consider other trading patterns to be market timing.

Your ability to use a Portfolio's  exchange  privilege may be limited if you are identified as a market timer.  If you are identified as a market timer,  we will execute the  redemption  side of your exchange order but may refuse the purchase side of your  exchange  order.  Each  Portfolio  reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason,  including  any  purchase  order or exchange  order  accepted by any
shareholder's   financial   intermediary   or  in  any   omnibus-type   account.
Transactions  placed in violation of a Portfolio's  market timing policy are not necessarily  deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by the Portfolio.

Redemptions  will  continue to be permitted in accordance  with the  Portfolios'
current  Prospectus.  A redemption of shares under these  circumstances could be costly to a shareholder if, for example,  the shares have declined in value, the shareholder  recently paid a front-end sales charge, the shares are subject to a
contingent   deferred  sales  charge,   or  the  sale  results  in  adverse  tax
consequences.  To avoid this risk, a shareholder  should  carefully  monitor the purchases, sales and exchanges of Portfolio shares and avoid frequent trading in
Portfolio shares.

Each  Portfolio  reserves  the right to modify this  policy at any time  without notice, including modifications to the Portfolios' monitoring procedures and the procedures to close accounts to new purchases.  Although the  implementation  of this  policy  involves  judgments  that  are  inherently  subjective  and may be selectively  applied,  we seek to  make  judgments  and  applications  that  are consistent  with the interests of the  Portfolios'  shareholders.  While we will take  actions  designed to detect and  prevent  market  timing,  there can be no assurance that such trading  activity will be completely  eliminated.  Moreover, the  Portfolios'  market timing  policy does not require the  Portfolios to take action in response to frequent  trading  activity.  If a Portfolio elects not to take any action in response  to  frequent  trading,  such  frequent  trading and market timing activity could continue.

Risks of  Market  Timing.  By  realizing  profits  through  short-term  trading, shareholders  that  engage  in  rapid  purchases  and  sales or  exchanges  of a
Portfolio's  shares  dilute the value of shares held by long-term  shareholders.
Volatility  resulting  from  excessive  purchases  and  sales  or  exchanges  of
Portfolio  shares,  especially  involving  large  dollar  amounts,  may  disrupt efficient portfolio management.  In particular,  a Portfolio may have difficulty implementing its long-term  investment  strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may also force the Portfolio to sell portfolio  securities at  inopportune  times to raise cash to accommodate  short-term  trading  activity.  This could  adversely affect a Portfolio's performance if, for example, the Portfolio incurs increased brokerage costs and  realization of taxable capital gains without  attaining any investment advantage.

A fund that invests  significantly  in foreign  securities  may be  particularly susceptible to short-term trading strategies. This is because foreign securities are  typically  traded on  markets  that  close  well  before  the time the fund calculates its NAV (typically,  4:00 p.m. Eastern Time). Developments that occur between  the  closing of the  foreign  market and a fund's NAV  calculation  may affect the value of these foreign  securities.  The time zone differences  among international  stock  markets can allow a  shareholder  engaging in a short-term trading  strategy to exploit  differences in fund share prices that are based on closing  prices  of  foreign  securities  established  some  time  before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately  reflect current market values.  A shareholder may seek to engage in  short-term  trading to take  advantage  of these  pricing differences.  Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities,  technology and other  specific  industry  sector  securities,  and in certain  fixed-income securities,  such as high yield  bonds,  asset-backed  securities,  or municipal bonds.

Transaction Monitoring Procedures.  Each Portfolio,  through its transfer agent, maintains  surveillance  procedures  designed to detect  excessive or short-term trading in Portfolio shares.  This monitoring  process involves several factors, which include  scrutinizing  transactions in Portfolio  shares for violations of the  Portfolios'  market  timing  policy  or other  patterns  of  short-term  or excessive trading. For purposes of these transaction monitoring procedures,  the
Portfolios  may  consider  trading  activity by multiple  accounts  under common ownership,  control,  or  influence  to be trading by a single  entity.  Trading activity  identified  by these  factors,  or as a result of any other  available information,  will  be  evaluated  to  determine  whether  such  activity  might constitute market timing.  These procedures may be modified from time to time to improve the  detection of excessive or  short-term  trading or to address  other concerns.  Such changes may be necessary or  appropriate,  for example,  to deal with issues specific to certain  retirement  plans,  plan exchange limits,  U.S.
Department of Labor regulations,  certain automated or pre-established exchange,
asset  allocation  or  dollar  cost  averaging  programs,   or  omnibus  account
arrangements.

Omnibus  account  arrangements  are  common  forms  of  holding  shares  of  the
Portfolios,  particularly  among  certain  brokers/dealers  and other  financial intermediaries,  including  sponsors of retirement plans and variable  insurance products.  The Portfolios will attempt to apply their  monitoring  procedures to these omnibus accounts and to the individual  participants in such accounts.  In an effort to  discourage  market  timers in such  accounts  the  Portfolios  may consider  enforcement  against market timers at the participant level and at the omnibus  level,  up to  and  including  termination  of  the  omnibus  account's authorization to purchase Portfolio shares.

Limitations on Ability to Detect and Curtail Market Timing. Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and,  despite the efforts of the  Portfolios  and their agents to detect  market timing in Portfolio shares,  there is no guarantee that a Portfolio will be able
to  identify  these  shareholders  or  curtail  their  trading   practices.   In
particular,  the Portfolio may not be able to detect market timing  attributable to a  particular  investor  who effects  purchase,  redemption  and/or  exchange activity in  Portfolio  shares  through  omnibus  accounts.  The  difficulty  of detecting  market  timing may be further  compounded if these  entities  utilize multiple tiers or omnibus accounts.

Miscellaneous.  Neither the Fund, the Portfolios, the Fund's transfer agent, the
Fund's  custodians nor any of the Fund's  affiliates,  are  responsible  for any losses incurred in acting upon investor  instructions (via written  instruction, telephone  instruction  or otherwise)  for  purchase,  redemption or exchange of
Portfolio  shares which are reasonably  believed to be genuine.  With respect to such  transactions,  the Fund will attempt to ensure that reasonable  procedures are used to confirm that instructions communicated to the Fund are genuine.

                               VALUATION OF SHARES

The price of a Portfolio's  shares is based on the Portfolio's NAV per share. We determine  a  Portfolio's  NAV per share at the close of regular  trading on the
NYSE  (normally  4:00  p.m.  Eastern  Time)  each day that the NYSE is open.  We calculate this value by adding the market value of all the securities and assets in each  Portfolio's  portfolio,  deducting  all  liabilities,  and dividing the resulting number by the number of shares outstanding. The result is the NAV per share.  We  generally  price  securities  and  other  assets  for  which  market quotations  are readily  available at their market value.  For  Portfolios  that invest  primarily  in  foreign  securities,  the NAV may change on days when the shareholders  will not be able to purchase or redeem Portfolio  shares. We price fixed-income  securities  on  the  basis  of  valuations  provided  to  us by an independent pricing service that uses methods approved by the Board of Trustees.
We price any  fixed-income  securities that have a maturity of less than 60 days at amortized  cost.  For all other  securities,  we use methods  approved by the
Board of Trustees  that are  designed to price  securities  at their fair market value.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Dividends and Distributions. Each Portfolio has elected, or intends to elect, to be treated as a regulated  investment company under Subchapter M of the Internal
Revenue Code. As a regulated  investment  company, a Portfolio generally pays no federal  income  tax  on the  income  and  gains  it  distributes  to  you.  The
Intermediate  Fixed  Income  Portfolio  expects  to declare  dividends  from net investment  income  daily and  distribute  them  monthly.  The  High-Yield  Bond
Portfolio  expects to declare  dividends from net investment  income monthly and distribute them monthly.  The Real Estate  Investment Trust Portfolio expects to declare and  distribute  dividends  from net investment  income  quarterly.  The remaining  Portfolios  expect  to  declare  and  distribute  all  of  their  net investment income, if any, to shareholders as dividends annually.

Net capital gains,  if any, will be distributed  at least  annually,  usually in
December.  The amount of any distribution will vary, and there is no guarantee a
Portfolio  will pay either an income  dividend or a capital  gain  distribution.
Unless a shareholder elects to receive dividends and capital gains distributions in cash,  all dividends and capital gains  distributions  will be  automatically paid in  additional  shares at NAV of the  Portfolio.  For more  information  or questions regarding reinvesting dividends, call 800 231-8002.

Annual  Statements.  Every January,  you will receive a statement that shows the tax status of  distributions  you  received  the  previous  year.  Distributions declared  in  December  but paid in January  are taxable as if they were paid in
December.  Mutual funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your  statement,  the  Portfolios  make every effort to search for reclassified income to reduce the number of corrected forms mailed to  shareholders.  However,  when necessary,  a Portfolio will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid  "Buying A  Dividend."  If you invest in a  Portfolio  shortly  before the record date of a taxable distribution,  the distribution will lower the value of the Portfolio's  shares by the amount of the  distribution  and, in effect,  you will receive some of your investment back in the form of a taxable distribution.

                                      TAXES

General

In general, if you are a taxable investor,  Portfolio  distributions are taxable to you at either  ordinary  income or  capital  gains  tax  rates.  This is true whether you  reinvest  your  distributions  in  additional  Portfolio  shares or receive them in cash.

For federal income tax purposes,  Portfolio  distributions of short-term capital gains  are  taxable  to you  as  ordinary  income.  Portfolio  distributions  of long-term  capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by a Portfolio may be qualified dividend income eligible for taxation by individual shareholders  at long-term  capital gain rates provided  certain  holding period requirements are met.

For corporate  shareholders,  dividends paid by the equity oriented  Portfolios, with the  exception  of The Real  Estate  Investment  Trust,  The  International
Equity,  The  Labor  Select   International  Equity  and  The  Emerging  Markets
Portfolios,  from net investment income will generally qualify, in part, for the
intercorporate   dividends-received  deduction.  However,  the  portion  of  the dividends so  qualified  depends on the  aggregate  qualifying  dividend  income received by a Portfolio from domestic (U.S.) sources.

A sale or redemption of Portfolio shares is a taxable event and, accordingly,  a capital gain or loss may be  recognized.  For tax purposes,  an exchange of your
Portfolio shares for shares of a different Portfolio is the same as a sale.

By  law,  if  you  do  not  provide  a  Portfolio  with  your  proper   taxpayer
identification number and certain required certifications, you may be subject to backup  withholding on any  distributions  of income,  capital gains or proceeds from  the  sale of your  shares.  A  Portfolio  also  must  withhold  if the IRS instructs it to do so. When  withholding is required,  the amount will be 28% of any distributions or proceeds paid.

Portfolio  distributions  and gains from the sale or exchange of your  Portfolio shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S.  withholding  or estate tax, and are subject to special U.S. tax certification requirements.

Foreign Taxes

Each of The International  Equity,  The Labor Select  International  Equity, The
Global Fixed Income,  The  International  Fixed Income and The Emerging  Markets
Portfolios may elect to "pass-through" to its shareholders the amount of foreign income taxes paid by such Portfolio. A Portfolio will make such an election only if it deems it to be in the best interests of its shareholders. If this election is made,  shareholders of a Portfolio will be required to include in their gross income their  pro-rata  share of foreign taxes paid by the  Portfolio.  However, shareholders  will be able to treat  their  pro-rata  share of foreign  taxes as either an itemized deduction or a foreign tax credit (but not both) against U.S.
income taxes on their tax return.

This  discussion of "Taxes" is not intended or written to be used as tax advice.
Because  everyone's  tax  situation  is  unique,  you  should  consult  your tax professional  about federal,  state,  local or foreign tax  consequences  before making an  investment  in the Fund.  Additional  information  on tax  matters is included in the SAI.

                              FINANCIAL HIGHLIGHTS

The  financial   highlights  tables  are  intended  to  help  you  understand  a
Portfolio's financial performance. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio, assuming the  reinvestment of all dividends and  distributions.  All "per share"
information  reflects  financial  results  for a single  Portfolio  share.  This information  for each of the fiscal years ended October 31 presented  below have been  audited  by Ernst & Young  LLP,  whose  reports,  along  with  the  Fund's financial  statements,  are  included in the Fund's  annual  reports,  which are available upon request by calling 800 231-8002.

                                                                          The Large-Cap Value Equity Portfolio

                                                      2005         2004         2003         2002         2001

Net asset value, beginning of period               $16.260      $14.920      $12.600      $13.950      $15.370

Income (loss) from investment operations:
Net investment income(1)                             0.255        0.254        0.268        0.239        0.247
Net realized and unrealized gain (loss) on
     investments                                     0.990        1.372        2.294       (1.334)      (1.364)
                                                   -------      -------      -------       ------       ------
Total from investment operations                     1.245        1.626        2.562       (1.095)      (1.117)
                                                   -------      -------      -------       ------       ------
Less dividends and distributions from:
Net investment income                               (0.175)      (0.286)      (0.242)      (0.255)      (0.303)
                                                    ------      -------      -------       ------      -------
Total dividends and distributions                   (0.175)      (0.286)      (0.242)      (0.255)      (0.303)
                                                    ------      -------      -------       ------      -------
Net asset value, end of period                     $17.330      $16.260      $14.920      $12.600      $13.950
                                                   =======      =======      =======      =======      =======
Total return(2)                                      7.69%       11.00%       20.60%       (8.05%)      (7.35%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)             $9,640      $15,521      $38,566      $49,224      $60,788
Ratio of expenses to average net assets              0.69%        0.68%        0.63%        0.62%        0.67%
Ratio of expenses to average net assets prior
     to expense limitation and expenses paid
     indirectly                                      1.29%        0.85%        0.85%        0.69%        0.84%
Ratio of net investment income to average net
     assets                                          1.49%        1.61%        2.01%        1.66%        1.61%
Ratio of net investment income to average net
     assets prior to expense limitation and
     expenses paid indirectly                        0.89%        1.44%        1.79%        1.59%        1.44%
Portfolio turnover                                     49%          67%          68%          95%         113%

     (1.) The average shares  outstanding  method has been applied for per share information.

     (2.) Total investment return is based on the change in net asset value of a share  during the period and assumes  reinvestment  of  dividends  and distributions  at net asset value.  Total  investment  return reflects waivers and  payment of fees by the  manager.  Performance  would have been lower had the expense limitation not been in effect.

                                                                          The Mid-Cap Growth Equity Portfolio

                                                      2005         2004         2003        2002         2001

Net asset value, beginning of period                $3.440       $3.230       $2.450      $2.760      $12.390

Income (loss) from investment operations:
Net investment loss(1)                              (0.015)      (0.010)      (0.012)     (0.008)      (0.005)
Net realized and unrealized gain (loss) on
      investments                                    0.526        0.220        0.792      (0.302)      (3.196)
                                                   -------      -------      -------     -------      -------
Total from investment operations                     0.511        0.210        0.780      (0.310)      (3.201)
                                                   -------      -------      -------     -------      -------
Less dividends and distributions from:
Net realized gain on investments                    (0.121)           -           -             -      (6.260)
In excess of net realized gain on investments            -            -           -             -      (0.169)
Total dividends and distributions                   (0.121)           -           -             -      (6.429)
                                                   -------      -------      -------     -------      -------
Net asset value, end of period                      $3.830       $3.440       $3.230      $2.450       $2.760
                                                   =======      =======      =======     =======      =======
Total return(2)                                     15.05%        6.50%       31.84%     (11.23%)     (41.66%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)            $19,174      $17,696      $13,938      $2,329       $2,655
Ratio of expenses to average net assets              0.93%        0.92%        0.93%       0.93%        0.94%
Ratio of expenses to average net assets prior
      to expense limitation and expenses paid
      indirectly                                     0.99%        0.94%        1.03%       1.41%        1.28%
Ratio of net investment loss to average net
      assets                                        (0.40%)      (0.31%)      (0.41%)     (0.29%)      (0.12%)
Ratio of net investment loss to average net
      assets prior to expense limitation and
      expenses paid indirectly                      (0.46%)      (0.33%)      (0.51%)     (0.77%)      (0.46%)
Portfolio turnover                                      84%        113%         111%        112%         133%

     (1.) The average shares  outstanding  method has been applied for per share information.

     (2.) Total investment return is based on the change in net asset value of a share  during the period and assumes  reinvestment  of  dividends  and distributions  at net asset value.  Total  investment  return reflects waivers and  payment of fees by the  manager.  Performance  would have been lower had the expense limitation not been in effect.

                                                                         The Small-Cap Growth Equity Portfolio

                                                      2005         2004         2003        2002         2001

Net asset value, beginning of period               $14.300      $13.390      $10.130     $11.240      $18.950

Income (loss) from investment operations:
Net investment loss(1)                             (0.050)       (0.061)      (0.042)     (0.047)      (0.034)
Net realized and unrealized gain (loss) on
    investments                                      1.210        0.971        3.302      (1.063)      (7.676)
                                                   -------      -------      -------     -------      -------
Total from investment operations                     1.160        0.910        3.260      (1.110)      (7.710)
                                                   -------      -------      -------     -------      -------
Net asset value, end of period                     $15.460      $14.300      $13.390     $10.130      $11.240
                                                   =======      =======      =======     =======      =======
Total return(2)                                      8.11%        6.80%       32.18%      (9.88%)     (40.69%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)            $77,896     $108,043       $94,168    $43,104      $35,572
Ratio of expenses to average net assets              0.86%        0.85%        0.87%       0.88%        0.89%
Ratio of expenses to average net assets prior
    to expense limitation and expenses paid
    indirectly                                       0.86%        0.85%        0.88%       0.90%        0.92%
Ratio of net investment loss to average net
    assets                                          (0.34%)      (0.43%)      (0.37%)     (0.41%)      (0.26%)
Ratio of net investment loss to average net
    assets prior to expense limitation and
    expenses paid indirectly                        (0.34%)      (0.43%)      (0.38%)     (0.43%)      (0.29%)
Portfolio turnover                                     61%          67%          47%         46%          67%

     (1.) The average shares  outstanding  method has been applied for per share information.

     (2.) Total investment return is based on the change in net asset value of a share  during the period and assumes  reinvestment  of  dividends  and distributions  at net asset value.  Total  investment  return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                                                               The Focus Smid-Cap Growth Equity Portfolio

                                                                                 Period 12/1/03(1) through
                                                                           2005                   10/31/04

Net asset value, beginning of period                                     $8.360                     $8.500

Income (loss) from investment operations:
Net investment loss(2)                                                   (0.054)                    (0.037)
Net realized and unrealized gain (loss) on investments                    1.154                     (0.103)
                                                                        -------                    -------
Total from investment operations                                          1.100                     (0.140)
                                                                        -------                    -------
Net asset value, end of period                                           $9.460                     $8.360
                                                                        =======                    =======
Total return(3)                                                          13.16%                     (1.65%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $2,226                     $1,968
Ratio of expenses to average net assets                                   0.93%(4)                   0.92%
Ratio of expenses to average net assets prior to expense
      limitation and expenses paid indirectly                             1.93%                      1.61%
Ratio of net investment loss to average net assets                       (0.60%)                    (0.48%)
Ratio of net investment loss to average net assets prior to
      expense limitation and expenses paid indirectly                    (1.60%)                    (1.17%)
Portfolio turnover                                                          86%                        75%

     (1.) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

     (2.) The average shares  outstanding  method has been applied for per share information.

     (3.) Total investment return is based on the change in net asset value of a share  during the period and assumes  reinvestment  of  dividends  and distributions  at net asset value.  Total  investment  return reflects waivers and  payment of fees by the  manager.  Performance  would have been lower had the expense limitation not been in effect.

     (4.) Ratio  for the  year  ended  October  31,  2005  including  fees  paid indirectly in accordance with SEC rules was 0.95%.

                                                               The Smid-Cap Growth Equity Portfolio

                                                                   Period 12/1/041 through 10/31/05

Net asset value, beginning of period                                                         $8.500

Income (loss) from investment operations:
Net investment loss(2)                                                                       (0.050)
Net realized and unrealized gain on investments                                               0.220
                                                                                            -------
Total from investment operations                                                              0.170
                                                                                            -------
Net asset value, end of period                                                               $8.670
                                                                                            =======
Total return(3)                                                                               2.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                                      $2,040
Ratio of expenses to average net assets                                                       0.92%(4)
Ratio of expenses to average net assets prior to expense
      limitation and expenses paid indirectly                                                 2.36%
Ratio of net investment loss to average net assets                                           (0.58%)
Ratio of net investment loss to average net assets prior to
      expense limitation and expenses paid indirectly                                        (2.02%)
Portfolio turnover                                                                              80%

     (1.) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

     (2.) The average shares  outstanding  method has been applied for per share information.

     (3.) Total investment return is based on the change in net asset value of a share  during the period and assumes  reinvestment  of  dividends  and distributions  at net asset value.  Total  investment  return reflects waivers and  payment of fees by the  manager.  Performance  would have been lower had the expense limitation not been in effect.

     (4.) Ratio for the  period  ended  October  31,  2005  including  fees paid indirectly in accordance with SEC rules was 0.98%.

                                                                The Real Estate Investment Trust Portfolio Class

                                                       2005         2004         2003        2002          2001

Net asset value, beginning of period                $21.150      $17.410      $14.180     $14.280      $13.470

Income from investment operations:
Net investment income(1)                              0.494        0.492        0.656       0.555        0.625
Net realized and unrealized gain on investments       2.101        4.341        3.530       0.402        0.778
                                                    -------      -------      -------     -------      -------
Total from investment operations                      2.595        4.833        4.186       0.957        1.403
                                                    -------      -------      -------     -------      -------
Less dividends and distributions from:
Net investment income                                (0.478)      (0.599)      (0.604)     (0.634)      (0.593)
                                                    -------      -------      -------     -------      -------
Net realized gain on investments                     (1.857)      (0.494)      (0.352)     (0.423)           -

Total dividends and distributions                    (2.335)      (1.093)      (0.956)     (1.057)      (0.593)
                                                    -------      -------      -------     -------      -------
Net asset value, end of period                      $21.410      $21.150      $17.410     $14.180      $14.280
                                                    =======      =======      =======     =======      =======
Total return(2)                                      12.54%       28.78%       30.90%       6.45%       10.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)             $20,956      $29,512      $26,620     $19,144      $29,000
Ratio of expenses to average net assets               1.09%        1.15%        1.15%       1.13%        1.04%
Ratio of expenses to average net assets prior
      to expense limitation and expenses paid
      indirectly                                      1.09%        1.28%        1.30%       1.13%        1.10%
Ratio of net investment income to average net
      assets                                          2.32%        2.60%        4.31%       3.64%        4.39%
Ratio of net investment income to average net
      assets prior to expense limitation and
      expenses paid indirectly                        2.32%        2.47%        4.16%       3.64%        4.33%
Portfolio turnover                                      37%          43%          48%         65%          61%

     (1.) The average shares  outstanding  method has been applied for per share information.

     (2.) Total investment return is based on the change in net asset value of a share  during the period and assumes  reinvestment  of  dividends  and distributions  at net asset value.  Total  investment  return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                                                                   The Real Estate Investment Trust Portfolio II

                                                       2005         2004         2003        2002         2001

Net asset value, beginning of period                $26.220      $21.890      $17.320     $16.800      $15.680

Income from investment operations:
Net investment income(1)                              0.712        0.662        0.914       0.765        0.845
Net realized and unrealized gain on investments       2.409        5.179        4.288       0.428        0.866
                                                    -------      -------      -------     -------      -------
Total from investment operations                      3.121        5.841        5.202       1.193        1.711
                                                    -------      -------      -------     -------      -------
Less dividends and distributions from:
Net investment income                                (0.172)      (0.963)      (0.632)     (0.673)      (0.591)
Net realized gain on investments                     (2.739)      (0.548)           -           -            -
                                                    -------      -------      -------     -------      -------
Total dividends and distributions                    (2.911)      (1.511)      (0.632)     (0.673)      (0.591)
                                                    -------      -------      -------     -------      -------
Net asset value, end of period                      $26.430      $26.220      $21.890     $17.320      $16.800
                                                    =======      =======      =======     =======      =======
Total return(2)                                      12.33%       28.16%       31.00%       7.16%       11.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)             $55,382      $54,630      $38,290     $24,073       $9,990
Ratio of expenses to average net assets               0.86%        0.83%        0.85%       0.86%        0.85%
Ratio of expenses to average net assets prior
      to expense limitation and expenses paid
      indirectly                                      0.89%        0.87%        0.89%       0.93%        0.90%
Ratio of net investment income to average net
      assets                                          2.73%        2.83%        4.80%       4.15%        5.00%
Ratio of net investment income to average net
      assets prior to expense limitation and
      expenses paid indirectly                        2.70%        2.79%        4.76%       4.08%        4.95%
Portfolio turnover                                      41%          52%          69%         61%          65%

     (1.) The average shares  outstanding  method has been applied for per share information.

     (2.) Total investment return is based on the change in net asset value of a share  during the period and assumes  reinvestment  of  dividends  and distributions  at net asset value.  Total  investment  return reflects waivers and  payment of fees by the  manager.  Performance  would have been lower had the expense limitation not been in effect.

                                                                             The All-Cap Growth Equity Portfolio

                                                       2005         2004         2003        2002         2001

Net asset value, beginning of period                 $4.960       $4.870       $3.640      $4.680       $8.770

Income (loss) from investment operations:
Net investment loss(1)                               (0.008)      (0.013)      (0.010)     (0.016)      (0.013)
Net realized and unrealized gain (loss) on
     investments                                      0.638        0.103        1.240      (1.024)      (4.077)
                                                    -------      -------      -------     -------      -------
Total from investment operations                      0.630        0.090        1.230      (1.040)      (4.090)
                                                    -------      -------      -------     -------      -------
Net asset value, end of period                       $5.590       $4.960       $4.870      $3.640       $4.680
                                                    =======      =======      =======     =======      =======
Total return(2)                                      12.70%        1.85%       33.79%     (22.22%)     (46.64%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)             $14,522       $6,727       $6,611      $8,310       $9,222
Ratio of expenses to average net assets               0.90%        0.89%        0.89%       0.89%        0.89%(3)
Ratio of expenses to average net assets prior
     to expense limitation and expenses paid
     indirectly                                       1.15%        1.16%        1.02%       1.00%        0.93%
Ratio of net investment loss to average net
     assets                                          (0.14%)      (0.25%)      (0.25%)     (0.36%)      (0.22%)
Ratio of net investment loss to average net
     assets prior to expense limitation and
     expenses paid indirectly                        (0.39%)      (0.52%)      (0.38%)     (0.47%)      (0.26%)
Portfolio turnover                                     220%          99%          90%        130%         147%

     (1.) The average shares  outstanding  method has been applied for per share information.

     (2.) Total investment return is based on the change in net asset value of a share  during the period and assumes  reinvestment  of  dividends  and distributions  at net asset value.  Total  investment  return reflects waivers and  payment of fees by the  manager.  Performance  would have been lower had the expense limitation not been in effect.

     (3.) Ratio  for the  year  ended  October  31,  2001  including  fees  paid indirectly in accordance with SEC rules was 0.90%.

                                                                              The International Equity Portfolio

                                                        2005         2004         2003         2002         2001

Net asset value, beginning of period                 $17.650      $14.750      $11.800      $12.580      $17.640

Income (loss) from investment operations:
Net investment income(1)                               0.554        0.402        0.370        0.261        0.335
Net realized and unrealized gain (loss) on
      investments and foreign currencies               2.500        2.834        2.896       (0.743)      (1.498)
                                                     -------      -------      -------      -------      -------
Total from investment operations                       3.054        3.236        3.266       (0.482)      (1.163)
                                                     -------      -------      -------      -------      -------
Less dividends and distributions from:
Net investment income                                 (0.244)      (0.336)      (0.255)      (0.298)      (0.539)
Net realized gain on investments                           -            -       (0.061)           -       (3.302)
In excess of net realized gain on investments              -            -            -            -       (0.056)
                                                     -------      -------      -------      -------      -------
Total dividends and distributions                    (0.244)      (0.336)       (0.316)      (0.298)      (3.897)
                                                     -------      -------      -------      -------      -------
Net asset value, end of period                       $20.460      $17.650      $14.750      $11.800      $12.580
                                                     =======      =======      =======      =======      =======
Total return(2)                                       17.45%       22.26%       28.50%       (4.02%)      (9.31%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)           $1,853,300    $1,266,246    $650,163     $411,404     $409,295
Ratio of expenses to average net assets                0.88%        0.88%        0.90%        0.91%        0.95%
Ratio of net investment income to average net
      assets                                           2.84%        2.46%        2.93%        2.01%        2.32%
Portfolio turnover                                       10%           9%           6%          10%          13%

     (1.) The average shares  outstanding  method has been applied for per share information.

     (2.) Total investment return is based on the change in net asset value of a share  during the period and assumes  reinvestment  of  dividends  and distributions at net asset value.

                                                                   The Labor Select International Equity Portfolio

                                                       2005          2004          2003         2002          2001

Net asset value, beginning of period                $15.360       $13.030       $10.370      $10.980       $13.920

Income (loss) from investment operations:
Net investment income(1)                              0.470         0.385         0.321        0.233         0.284
Net realized and unrealized gain (loss) on
      investments and foreign currencies              2.152         2.326         2.594       (0.463)       (1.311)
                                                    -------       -------       -------      -------       -------
Total from investment operations                      2.622         2.711         2.915       (0.230)       (1.027)
                                                    -------       -------       -------      -------       -------
Less dividends and distributions from:
Net investment income                                (0.153)       (0.228)       (0.233)      (0.230)       (0.322)
Net realized gain on investments                     (0.199)       (0.153)       (0.022)      (0.150)       (1.591)
                                                    -------       -------       -------      -------       -------
Total dividends and distributions                    (0.352)       (0.381)       (0.255)      (0.380)       (1.913)

Net asset value, end of period                      $17.630       $15.360       $13.030      $10.370       $10.980
                                                    =======       =======       =======      =======       =======
Total return(2)                                      17.30%        21.20%        28.71%       (2.31%)       (8.97%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)            $650,549      $452,413       $192,433     $88,848       $75,965
Ratio of expenses to average net assets               0.89%         0.88%         0.91%        0.87%         0.95%
Ratio of expenses to average net assets prior
      to expense limitation and expenses paid
      indirectly                                      0.89%         0.88%         0.91%        0.87%         0.98%
Ratio of net investment income to average net
      assets                                          2.78%         2.69%         2.83%        2.05%         2.27%
Ratio of net investment income to average net
      assets prior to expense limitation and
      expenses paid indirectly                        2.78%         2.69%         2.83%        2.05%         2.24%
Portfolio turnover                                       7%            6%           10%          12%           15%

     (1.) The average shares  outstanding  method has been applied for per share information.

     (2.) Total investment return is based on the change in net asset value of a share  during the period and assumes  reinvestment  of  dividends  and distributions  at net asset value.  Total  investment  return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                                                                                  The Emerging Markets Portfolio

                                                       2005         2004         2003         2002         2001

Net asset value, beginning of period                $13.740      $10.670       $6.790       $6.460       $7.010

Income (loss) from investment operations:
Net investment income(1)                              0.486        0.361        0.197        0.237        0.237
Net realized and unrealized gain (loss) on
    investments and foreign currencies                4.040        2.908        3.860        0.271       (0.679)
                                                    -------      -------      -------      -------      -------
Total from investment operations                      4.526        3.269        4.057        0.508       (0.442)
                                                    -------      -------      -------      -------      -------
Less dividends and distributions from:
Net investment income                                (0.242)      (0.260)      (0.225)      (0.183)      (0.114)
Net realized gain on investments                     (0.948)           -            -            -            -
                                                    -------      -------      -------      -------      -------
Total dividends and distributions                    (1.190)      (0.260)      (0.225)      (0.183)      (0.114)
                                                    -------      -------      -------      -------      -------
Reimbursement fees:
Purchase reimbursement fees(1,2)                      0.012        0.058        0.034        0.001        0.004
Redemption reimbursement fees(1,2)                    0.062        0.003        0.014        0.004        0.002
                                                    -------      -------      -------      -------      -------
                                                      0.074        0.061        0.048        0.005        0.006
                                                    -------      -------      -------      -------      -------
Net asset value, end of period                      $17.150      $13.740      $10.670       $6.790       $6.460
                                                    =======      =======      =======      =======      =======
Total return(3)                                      35.36%       31.74%       62.19%        7.98%       (6.42%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)            $698,291     $623,649     $256,168     $114,573     $113,488
Ratio of expenses to average net assets               1.28%        1.22%        1.23%        1.23%        1.23%
Ratio of net investment income to average net
    assets                                            3.11%        2.94%        2.42%        3.24%        3.35%
Portfolio turnover                                      48%          36%          69%          36%          35%

     (1.) The average shares  outstanding  method has been applied for per share information.

     (2.) The Portfolio  charges a 0.75% purchase  reimbursement fee and a 0.75%
          redemption reimbursement fee which are retained by the Portfolio.

     (3.) Total investment return is based on the change in net asset value of a share  during the period and assumes  reinvestment  of  dividends  and distributions at net asset value.

                                                                     The Intermediate Fixed Income Portfolio

                                                      2005         2004        2003        2002(1)      2001

Net asset value, beginning of period               $10.310      $10.270     $10.040     $10.210       $9.570

Income (loss) from investment operations:
Net investment income                                0.382        0.364       0.380       0.484        0.606
Net realized and unrealized gain (loss) on
  investments                                       (0.283)       0.134       0.296      (0.138)       0.640
                                                   -------      -------     -------     -------      -------
Total from investment operations                     0.099        0.498       0.676       0.346        1.246
                                                   -------      -------     -------     -------      -------
Less dividends and distributions from:
Net investment income                               (0.449)      (0.458)     (0.446)     (0.516)     (0.606)
                                                   -------      -------     -------     -------      -------
Total dividends and distributions                   (0.449)      (0.458)     (0.446)     (0.516)     (0.606)

Net asset value, end of period                      $9.960      $10.310     $10.270     $10.040      $10.210
                                                   =======      =======     =======     =======      =======
Total return(2)                                      0.97%        4.95%       6.83%       3.54%       13.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)            $15,786      $18,930      $2,294      $6,194       $6,432
Ratio of expenses to average net assets              0.44%        0.43%       0.43%       0.53%        0.50%
Ratio of expenses to average net assets prior
     to expense limitation and expenses paid
     indirectly                                      0.68%        0.65%       0.98%       0.68%        0.55%
Ratio of net investment income to average net
     assets                                          3.76%        3.54%       3.71%       4.84%        6.06%
Ratio of net investment income to average net
     assets prior to expense limitation and
     expenses paid indirectly                        3.52%        3.32%       3.16%       4.69%        6.01%
Portfolio turnover                                    212%         322%        436%        381%         243%

     (1.) As required,  effective  November 1, 2001,  the Portfolio  adopted the provisions  of the AICPA  Audit and  Accounting  Guide for  Investment
          Companies that require  amortization  of all premiums and discounts on debt  securities  and the  recording  of  paydown  gains and losses on mortgage-  and  asset-backed  securities  as an adjustment to interest income.  The effect of these  changes  for the year ended  October 31,
          2002 was a decrease in net investment  income per share of $0.032,  an increase  in net  realized  and  unrealized  gain  (loss) per share of
          $0.032,  and a  decrease  in the  ratio of net  investment  income  to average  net assets of 0.32%.  Per share  data and ratios for  periods prior to  November  1, 2001 have not been  restated  to reflect  these changes in accounting.

     (2.) Total investment return is based on the change in net asset value of a share  during the period and assumes  reinvestment  of  dividends  and distributions  at net asset value.  Total  investment  return reflects waivers and  payment of fees by the  manager.  Performance  would have been lower had the expense limitation not been in effect.

                                                             The Core Focus Fixed Income Portfolio

                                                                                 Period 6/30/04(1)
                                                                   2005           through 10/31/04

Net asset value, beginning of period                             $8.850                     $8.500

Income (loss) from investment operations:
Net investment income(2)                                          0.332                      0.082
Net realized and unrealized gain (loss) on
      investments                                                (0.216)                     0.268
                                                                -------                    -------
Total from investment operations                                  0.116                      0.350
                                                                -------                    -------
Less dividends and distributions from:
Net investment income                                            (0.085)                         -
Net realized gain on investments                                 (0.061)                         -
                                                                -------                    -------
Total dividends and distributions                                (0.146)                         -
                                                                -------                    -------
Net asset value, end of period                                    $8.820                    $8.850
                                                                =======                    =======
Total return(3)                                                   1.33%                      4.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $17,923                     $5,616
Ratio of expenses to average net assets                        0.44%(4)                      0.43%
Ratio of expenses to average net assets prior
      to expense limitation and expenses paid
      indirectly                                                  0.85%                      1.68%
Ratio of net investment income to average net
      assets                                                      3.75%                      2.81%
Ratio of net investment income to average net
      assets prior to expense limitation and
      expenses paid indirectly                                    3.34%                      1.56%
Portfolio turnover                                                 455%                       914%

     (1.) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

     (2.) The average shares  outstanding  method has been applied for per share information.

     (3.) Total investment return is based on the change in net asset value of a share  during the period and assumes  reinvestment  of  dividends  and distributions  at net asset value.  Total  investment  return reflects waivers and  payment of fees by the  manager.  Performance  would have been lower had the expense limitation not been in effect.

     (4.) Ratio  for the  year  ended  October  31,  2005  including  fees  paid indirectly in accordance with SEC rules was 0.45%.

                                                                                The High-Yield Bond Portfolio

                                                      2005         2004         2003        2002(1)      2001

Net asset value, beginning of period                $7.780       $7.260       $5.840      $6.680       $8.120

Income (loss) from investment operations:
Net investment income(2)                             0.539        0.629        0.712       0.652        0.749
Net realized and unrealized gain (loss) on
      investments                                  (0.139)        0.549        1.348      (0.772)      (1.097)
                                                   -------      -------      -------     -------      -------
Total from investment operations                     0.400        1.178        2.060      (0.120)      (0.348)
                                                   -------      -------      -------     -------      -------
Less dividends and distributions from:
Net investment income                               (0.750)      (0.658)      (0.640)     (0.720)      (1.092)
                                                   -------      -------      -------     -------      -------
Total dividends and distributions                   (0.750)      (0.658)      (0.640)     (0.720)      (1.092)
                                                   -------      -------      -------     -------      -------
Net asset value, end of period                      $7.430       $7.780       $7.260      $5.840       $6.680
                                                   =======      =======      =======     =======      =======
Total return(3)                                      5.24%       17.02%       36.87%      (2.23%)      (4.71%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)             $5,265       $2,703       $5,129      $3,747       $3,278
Ratio of expenses to average net assets              0.62%        0.59%        0.59%       0.59%        0.59%(4)
Ratio of expenses to average net assets prior
      to expense limitation and expenses paid
      indirectly                                     1.34%        1.01%        0.96%       0.88%        0.79%
Ratio of net investment income to average net
      assets                                         7.03%        8.46%       10.64%      10.15%       10.37%
Ratio of net investment income to average net
      assets prior to expense limitation and
      expenses paid indirectly                       6.31%        8.04%       10.27%       9.86%       10.17%
Portfolio turnover                                    267%         391%         597%        553%         830%

     (1.) As required,  effective  November 1, 2001,  the Portfolio  adopted the provisions  of the AICPA  Audit and  Accounting  Guide for  Investment
          Companies that require  amortization  of all premiums and discounts on debt  securities  and the  recording  of  paydown  gains and losses on mortgage-  and  asset-backed  securities  as an adjustment to interest income.  The effect of these  changes  for the year ended  October 31,
          2002 was an increase in net investment  income per share of $0.005,  a decrease  in net  realized  and  unrealized  gain  (loss) per share of
          $0.005,  and an  increase  in the  ratio of net  investment  income to average  net assets of 0.08%.  Per share  data and ratios for  periods prior to  November  1, 2001 have not been  restated  to reflect  these changes in accounting.

     (2.) The average shares  outstanding  method has been applied for per share information.

     (3.) Total investment return is based on the change in net asset value of a share  during the period and assumes  reinvestment  of  dividends  and distributions  at net asset value.  Total  investment  return reflects waivers and  payment of fees by the  manager.  Performance  would have been lower had the expense limitation not been in effect.

     (4.) Ratio  for the  year  ended  October  31,  2001  including  fees  paid indirectly in accordance with SEC rules was 0.61%.

                                                                  The Core Plus Fixed Income Portfolio

                                                                                                Period
                                                                                            6/28/02(1)
                                                                                               through
                                                            2005         2004        2003     10/31/02

Net asset value, beginning of period                      $9.260       $9.380      $8.800       $8.500

Income from investment operations:
Net investment income(2)                                   0.360        0.329       0.351        0.109
Net realized and unrealized gain (loss) on
     investments and foreign currencies                   (0.169)       0.312       0.427        0.191
                                                         -------      -------     -------      -------
Total from investment operations                           0.191        0.641       0.778        0.300
                                                         -------      -------     -------      -------
Less dividends and distributions from:
Net investment income                                     (0.136)      (0.424)     (0.140)           -
Net realized gain on investments                          (0.055)      (0.337)     (0.058)           -
                                                         -------      -------     -------      -------
Total dividends and distributions                         (0.191)      (0.761)     (0.198)           -
                                                         -------      -------     -------      -------
Net asset value, end of period                            $9.260       $9.260      $9.380       $8.800
                                                         =======      =======     =======      =======
Total return(3)                                            2.09%         7.30%      9.01%        3.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                 $167,892       $35,796     $7,372       $7,706
Ratio of expenses to average net assets                    0.48%(4)      0.50%      0.50%        0.57%
Ratio of expenses to average net assets prior
     to expense limitation and expenses paid
     indirectly                                            0.63%         0.78%      0.89%        2.20%
Ratio of net investment income to average net
      assets                                               3.87%         3.65%      3.86%        3.62%
Ratio of net investment income to average net
      assets prior to expense limitation and
      expenses paid indirectly                             3.72%         3.37%      3.47%        1.99%
Portfolio turnover                                          620%          709%       569%         847%

     (1.) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

     (2.) The average shares  outstanding  method has been applied for per share information.

     (3.) Total investment return is based on the change in net asset value of a share  during the period and assumes  reinvestment  of  dividends  and distributions  at net asset value.  Total  investment  return reflects waivers and  payment of fees by the  manager.  Performance  would have been lower had the expense limitation not been in effect.

     (4.) Ratio  for the  year  ended  October  31,  2005  including  fees  paid indirectly in accordance with SEC rules was 0.49%.

                                                                            The Global Fixed Income Portfolio

                                                      2005         2004         2003        2002(1)      2001

Net asset value, beginning of period               $12.380      $13.620      $11.760     $10.210       $8.950

Income (loss) from investment operations:
Net investment income(2)                             0.297        0.342        0.432       0.461        0.483
Net realized and unrealized gain (loss) on
      investments and foreign currencies            (0.458)       1.258        1.921       1.089        0.777
                                                   -------      -------      -------     -------      -------
Total from investment operations                    (0.161)       1.600        2.353       1.550        1.260
                                                   -------      -------      -------     -------      -------
Less dividends and distributions from:
Net investment income                               (0.649)      (2.840)      (0.493)          -            -
                                                   -------      -------      -------     -------      -------
Total dividends and distributions                   (0.649)      (2.840)      (0.493)          -            -
                                                   -------      -------      -------     -------      -------
Net asset value, end of period                     $11.570      $12.380      $13.620     $11.760      $10.210
                                                   =======      =======      =======     =======      =======
Total return(3)                                     (1.64%)      13.40%       20.68%      15.18%       14.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)           $289,976     $268,352     $208,354    $279,938     $284,830
Ratio of expenses to average net assets              0.60%        0.60%        0.60%       0.60%        0.60%
Ratio of expenses to average net assets prior
      to expense limitation and expenses paid
      indirectly                                     0.64%        0.64%        0.65%       0.66%        0.70%
Ratio of net investment income to average net
      assets                                         2.43%        2.88%        3.38%       4.33%        4.98%
Ratio of net investment income to average net
      assets prior to expense limitation and
      expenses paid indirectly                       2.39%        2.84%        3.33%       4.27%        4.88%
Portfolio turnover                                     50%          55%          95%         58%          32%

     (1.) As required,  effective  November 1, 2001,  the Portfolio  adopted the provisions  of the AICPA  Audit and  Accounting  Guide for  Investment
          Companies that require  amortization  of all premiums and discounts on debt  securities  and the  recording  of  paydown  gains and losses on mortgage-  and  asset-backed  securities  as an adjustment to interest income.  The effect of these  changes  for the year ended  October 31,
          2002 was a decrease in net investment  income per share of $0.041,  an increase  in net  realized  and  unrealized  gain  (loss) per share of
          $0.041,  and a  decrease  in the  ratio of net  investment  income  to average  net assets of 0.38%.  Per share  data and ratios for  periods prior to  November  1, 2001 have not been  restated  to reflect  these changes in accounting.

     (2.) The average shares  outstanding  method has been applied for per share information.

     (3.) Total investment return is based on the change in net asset value of a share  during the period and assumes  reinvestment  of  dividends  and distributions  at net asset value.  Total  investment  return reflects waivers and  payment of fees by the  manager.  Performance  would have been lower had the expense limitation not been in effect.

                                                                     The International Fixed Income Portfolio

                                                      2005         2004         2003        2002(1)      2001

Net asset value, beginning of period               $12.290      $12.250      $10.500      $9.150       $8.110

Income (loss) from investment operations:
Net investment income(2)                             0.245        0.311        0.360       0.323        0.427
Net realized and unrealized gain (loss) on
     investments and foreign currencies             (0.512)       1.259        1.881       1.027        0.613
                                                   -------      -------      -------     -------      -------
Total from investment operations                    (0.267)       1.570        2.241       1.350        1.040
                                                   -------      -------      -------     -------      -------
Less dividends and distributions from:
Net investment income                               (0.823)      (1.530)      (0.491)          -            -
                                                   -------      -------      -------     -------      -------
Total dividends and distributions                   (0.823)      (1.530)      (0.491)          -            -
                                                   -------      -------      -------     -------      -------
Net asset value, end of period                     $11.200      $12.290      $12.250     $10.500       $9.150
                                                   =======      =======      =======     =======      =======
Total return(3)                                     (2.69%)      13.82%       22.14%      14.75%       12.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)            $62,411      $61,386      $48,284     $41,934      $36,989
Ratio of expenses to average net assets              0.60%        0.60%        0.60%       0.60%        0.60%
Ratio of expenses to average net assets prior
     to expense limitation and expenses paid
     indirectly                                      0.67%        0.67%        0.68%       0.67%        0.69%
Ratio of net investment income to average net
     assets                                          2.05%        2.68%        3.13%       3.39%        4.87%
Ratio of net investment income to average net
     assets prior to expense limitation and
     expenses paid indirectly                        1.98%        2.61%        3.05%       3.32%        4.78%
Portfolio turnover                                     42%          57%         112%         46%          60%

     (1.) As required,  effective  November 1, 2001,  the Portfolio  adopted the provisions  of the AICPA  Audit and  Accounting  Guide for  Investment
          Companies that require  amortization  of all premiums and discounts on debt  securities  and the  recording  of  paydown  gains on  losses on mortgage-  and  asset-backed  securities  as an adjustment to interest income.  The effect of these  changes  for the year ended  October 31,
          2002 was a decrease in net investment  income per share of $0.130,  an increase  in net  realized  and  unrealized  gain  (loss) per share of
          $0.130,  and a  decrease  in the  ratio of net  investment  income  to average  net assets of 1.36%.  Per share  data and ratios for  periods prior to  November  1, 2001 have not been  restated  to  reflect  this change in accounting.

     (2.) The average shares  outstanding  method has been applied for per share information.

     (3.) Total investment return is based on the change in net asset value of a share  during the period and assumes  reinvestment  of  dividends  and distributions  at net asset value.  Total  investment  return reflects waivers and  payment of fees by the  manager.  Performance  would have been lower had the expense limitation not been in effect.

                                                APPENDIX A--RATINGS

Bonds

Excerpts from Moody's  description  of its bond ratings:  Aaa--judged  to be the best quality.  They carry the smallest degree of investment risk;  Aa--judged to be of high quality by all  standards;  A--possess  favorable  attributes and are considered  "upper medium" grade  obligations;  Baa--considered  as medium grade obligations.  Interest  payments and principal  security appear adequate for the
present   but   certain   protective   elements   may  be   lacking  or  may  be
characteristically  unreliable over any great length of time; Ba--judged to have speculative elements;  their future cannot be considered as well assured.  Often the  protection  of interest and  principal  payments  may be very  moderate and thereby  not well  safeguarded  during  both good and bad times over the future.
Uncertainty of position  characterizes  bonds in this class;  B--generally  lack characteristics of the desirable investment. Assurance of interest and principal payments or of  maintenance  of other terms of the contract over any long period of time may be small;  Caa--are of poor standing.  Such issues may be in default or there may be  present  elements  of  danger  with  respect  to  principal  or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other  marked  shortcomings;  C--the  lowest rated  class of bonds and issues so rated can be  regarded  as having  extremely poor prospects of ever attaining any real investment standing.

Excerpts  from  S&P's  description  of  its  bond  ratings:  AAA--highest  grade obligations.  They possess the ultimate degree of protection as to principal and interest;  AA--also  qualify as high grade  obligations,  and in the majority of instances  differ from AAA issues only in a small degree;  A--strong  ability to pay  interest  and repay  principal  although  more  susceptible  to  changes in circumstances;  BBB--regarded as having an adequate capacity to pay interest and repay  principal;  BB,  B,  CCC,  CC--regarded,  on  balance,  as  predominantly speculative  with  respect to capacity to pay  interest  and repay  principal in accordance with the terms of the  obligation.  BB indicates the lowest degree of speculation  and CC the  highest  degree of  speculation.  While  such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse  conditions;  C--reserved for income bonds on which no interest is being paid; D--in default,  and payment of interest and/or repayment of principal is in arrears.

Excerpts from Fitch's description of its bond ratings:  AAA--Bonds considered to be  investment  grade and of the  highest  credit  quality.  The  obligor has an exceptionally  strong  ability to pay  interest  and repay  principal,  which is unlikely to be affected by reasonably  foreseeable events;  AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds  rated  AAA.  Because  bonds  rated in the AAA and AA  categories  are not significantly vulnerable to foreseeable future developments,  short-term debt of these  issuers is generally  rated F-1+;  A--Bonds  considered  to be investment grade and of high credit  quality.  The  obligor's  ability to pay  interest and repay  principal  is  considered  to be strong,  but may be more  vulnerable  to adverse changes in economic  conditions and circumstances than bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be  adequate.  Adverse  changes in  economic  conditions  and  circumstances, however,  are more likely to have adverse  impact on these bonds,  and therefore impair timely payment.  The likelihood that the ratings of these bonds will fall below investment  grade is higher than for bonds with higher ratings;  BB--Bonds are  considered  speculative.  The  obligor's  ability to pay interest and repay principal  may be  affected  over time by  adverse  economic  changes.  However, business and financial  alternatives  can be  identified  which could assist the obligor in satisfying  its debt service  requirements;  B--Bonds are  considered highly speculative. While bonds in this class are currently meeting debt service requirements,  the  probability  of continued  timely  payment of principal  and interest  reflects  the  obligor's  limited  margin of  safety  and the need for reasonable  business and  economic  activity  throughout  the life of the issue;
CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to  default.  The  ability to meet  obligations  requires  an  advantageous business and economic environment; CC--Bonds are minimally protected. Default in payment of interest and/or  principal seems probable over time;  C--Bonds are in imminent  default in payment of interest or principal;  and DDD, DD and D--Bonds are in default on interest and/or principal  payments.  Such bonds are extremely speculative  and should be valued on the basis of their ultimate  recovery value in liquidation or  reorganization  of the obligor.  "DDD" represents the highest potential for recovery on these bonds,  and "D" represents the lowest  potential for recovery.

Plus and minus  signs are used with a rating  symbol to  indicate  the  relative position of a credit within the rating category.  Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper

Excerpts from Moody's  description of its two highest  commercial paper ratings:
P-1--the  highest  grade  possessing  greatest  relative  strength;  P-2--second highest grade possessing less relative strength than the highest grade.

Excerpts from S&P's  description  of its two highest  commercial  paper ratings:
A-1--judged to be the highest  investment grade category  possessing the highest relative  strength;  A-2--investment  grade  category  possessing  less relative strength than the highest rating.

Delaware Pooled Trust

Additional  information  about the  Portfolios'  investments is available in the
Portfolios'  annual and semiannual  reports to shareholders.  In the Portfolios'
annual  report,  you  will  find a  discussion  of  the  market  conditions  and investment strategies that significantly  affected each Portfolio's  performance during its last fiscal period. You can find more detailed  information about the
Portfolios and the Fund in the current SAI,  which we have filed  electronically with the SEC and which is legally a part of this  Prospectus (it is incorporated by  reference).  If you want a free copy of the SAI,  the  annual or  semiannual report, or if you have any questions about investing in the Portfolios,  you can write to us at 2005 Market Street,  Philadelphia,  PA 19103-7094, call toll-free
at  800  231-8002,   e-mail  us  at  the  e-mail   address   below,   or  go  to
www.delawareinvestments.com/institutional.   You  may  also  obtain   additional
information about the Portfolios from your financial advisor.

You can find reports and other  information  about the  Portfolios  on the EDGAR database  on the SEC Web site  (http//www.sec.gov).  You also can get  copies of this  information,  after payment of a duplicating  fee, by e-mailing the SEC at
publicinfo@sec.gov  or by writing to the  Public  Reference  Section of the SEC,
Washington, D.C. 20549-0102.  Information about the Portfolios,  including their
SAI,  can be  reviewed  and  copied  at  the  SEC's  Public  Reference  Room  in
Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

E-mail

PooledTrust@delinvest.com

Shareholder Inquiries

Call us at 800 231-8002

o    For  Portfolio  information;   literature;  price,  yield  and  performance
     figures.

o    For information on existing regular investment accounts and retirement plan
     accounts   including  wire   investments,   wire   redemptions,   telephone
     redemptions and telephone exchanges.

Investment Company Act File Number: 811-6322 (The Fund)

                                            DELAWARE
                                            INVESTMENTS(R)
                                            A Member of Lincoln Financial Group

VALUE EQUITY                                DELAWARE
                                            INVESTMENTS(R)
                                            A Member of Lincoln Financial Group

Prospectus        FEBRUARY 28, 2006

                           DELAWARE REIT FUND
                           CLASS A |X| CLASS B |X| CLASS C |X| CLASS R

The  Securities and Exchange  Commission  has not approved or disapproved  these
securities   or  passed  upon  the   accuracy  of  this   Prospectus,   and  any
representation to the contrary is a criminal offense.

Fund profile                                                      page
Delaware REIT Fund

How we manage the Fund                                            page
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund
Disclosure of portfolio holdings information

Who manages the Fund                                              page
Investment manager
Portfolio manager
Who's who?

About your account                                                page
Investing in the Fund
      Choosing a share class
      Dealer compensation
How to reduce your sales charge
How to buy shares
Fair valuation
Retirement plans
How to redeem shares
Account minimums
Special services
Frequent trading of Fund shares
Dividends, distributions and taxes

Certain management considerations                                 page

Financial highlights                                              page

Glossary                                                          page

Profile: Delaware REIT Fund

What are the Fund's goals?
The  Delaware  REIT Fund seeks  maximum  long-term  total  return,  with capital appreciation as a secondary objective. Although the Fund will strive to meet its goals, there is no assurance that it will.

What are the Fund's main investment strategies?

Delaware  REIT Fund  primarily  invests  in  securities  of  companies  that are principally engaged in the real estate industry. Under normal circumstances, the
Fund will  invest at least 80% of its net assets in  investments  of real estate investment trusts (REITs) (the "80% policy").

In managing the Delaware  REIT Fund  portfolio,  we strive to include REITs that represent  a variety of  different  sectors in the real estate  industry.  As we consider  individual REITs for the portfolio,  we carefully evaluate each REIT's management team. We generally look for those that:

o    retain a substantial portion of the properties' cashflow;
o    effectively use capital to expand;
o    have a strong ability to raise rents; and
o    can create a franchise value for the REIT.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest.  Over time, the value of your investment in the Fund will  increase  and  decrease  according to changes in the value of the securities  in the Fund's  portfolio.  In  addition,  the Fund's share price and yield will fluctuate in response to movements in stock prices.

Because we concentrate our investments in the real estate industry, the Fund may be subject to certain risks  associated with direct ownership of real estate and with the real estate industry in general.  Its investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. If the Fund holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings,  its tax status as a regulated  investment company  could  be  jeopardized.  The Fund is also  affected  by  interest  rate changes,  particularly if the real estate  investment  trusts we are holding use floating rate debt to finance their ongoing operations.

Delaware  REIT  Fund is  considered  "non-diversified"  under  federal  laws and regulations  that govern mutual funds.  That means the Fund may allocate more of its net assets to investments in single  securities than a  "diversified"  fund.
Thus,  adverse  effects  on an  investment  held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risks.

For a more complete  discussion  of risk,  please see "The risks of investing in the Fund" on page [ __ ].

The  Fund's  80%  policy  described  above may be  changed  without  shareholder approval. However,  shareholders would be given at least 60 days notice prior to any such change.

An  investment  in the Fund is not a deposit  of any bank and is not  insured or guaranteed  by the Federal  Deposit  Insurance  Corporation  (FDIC) or any other government agency.

Who should invest in the Fund?

     o    Investors seeking a high level of long-term total return.
     o    Investors   willing  to  invest  in  equity  securities  of  companies principally engaged in the real estate industry.
     o    Investors  seeking  to  diversify  their  equity  holdings  by  adding exposure to the real estate markets.

Who should not invest in the Fund?

     o    Investors  unwilling  to  accept  the risks of  investing  in the real estate industry as well as in a non-diversified fund.
     o    Investors  who are  unwilling  to  accept  that  the  value  of  their investment  may  fluctuate,  sometimes  significantly,  over the short term.

You  should  keep  in mind  that an  investment  in the  Fund is not a  complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be sure to discuss  this Fund with your  financial  advisor to determine whether it is an appropriate choice for you.

How has the Delaware REIT Fund performed?

This bar chart and table can help you  evaluate  the risks of  investing  in the
Fund. We show how annual  returns for the Fund's Class A shares have varied over the past ten calendar  years,  as well as the average annual returns of Class A,
B, C and R shares for one-year,  five-year and ten-year or lifetime periods,  as applicable. Beginning November 11, 1997, a 12b-1 fee has been assessed annually.
The Fund's past  performance  (before  and after  taxes) is not  necessarily  an indication  of how it will perform in the future.  The returns  reflect  expense caps in effect  during these  periods.  The returns  would be lower  without the expense caps. Please see the footnotes on page [___] for additional  information about the expense caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (CLASS A)]

Year-by-year total return (Class A)

1996     41.81%
1997     31.34%
1998    -12.37%
1999     -2.80%
2000     32.51%
2001      8.46%
2002      3.95%
2003     33.77%
2004     31.04%
2005      6.52%

During the periods  illustrated in this bar chart,  Class A's highest  quarterly return was 21.32% for the quarter ended  December 31, 1996 and its lowest return was -8.94% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 5.75%,  which is normally  deducted when you purchase shares, is not reflected in the previous paragraph or in the bar chart.
If this fee were  included,  the  returns  would be less than those  shown.  The average annual returns in the table below do include the sales charge.

                                      Average annual returns for periods ending 12/31/05

--------------------------------- --------------- ----------------- ---------------------
                                                                       Lifetime or 10
                                      1 year          5 years             years***
--------------------------------- --------------- ----------------- ---------------------
Class A return before taxes*        0.40%              14.68%              15.35%
--------------------------------- --------------- ----------------- ---------------------
Class A return after taxes on
distributions*                    (2.44)%              12.29%              12.54%
--------------------------------- --------------- ----------------- ---------------------
Class A return after taxes on
distributions and sale of Fund      2.90%              11.79%              12.03%
shares*
--------------------------------- --------------- ----------------- ---------------------
Class B return before taxes**       2.08%              14.93%              11.08%
--------------------------------- --------------- ----------------- ---------------------
Class C return before taxes**       4.83%              15.20%              11.08%
--------------------------------- --------------- ----------------- ---------------------
Class R return before taxes         6.14%                N/A                22.53%
--------------------------------- --------------- ----------------- ---------------------
NAREIT Equity REIT Index           12.16%              19.08%             14.50%****
 (reflects no deduction for
fees, expenses, or taxes)
--------------------------------- --------------- ----------------- ---------------------

The Fund's  returns are compared to the  performance  of the NAREIT  Equity REIT
Index.  You should  remember  that,  unlike the Fund, the index is unmanaged and does not reflect the actual costs of operating a mutual fund,  such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

After-tax  performance  is  presented  only for Class A shares of the Fund.  The after-tax  returns for other Fund  classes may vary.  Actual  after-tax  returns depend on the  investor's  individual  tax  situation  and may  differ  from the
returns  shown.   After-tax   returns  are  not  relevant  for  shares  held  in
tax-deferred  investment  vehicles such as  employer-sponsored  401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest  individual  federal  marginal income tax rates in effect during the
Fund's  lifetime  and do not  reflect the impact of state and local  taxes.  The after-tax rate used is based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be  different  than  the  final  tax  characterization  of such  elements.  Past performance, both before and after taxes, is not a guarantee of future results.

*    Reflects sales charges even for periods before  November 11, 1997, the date when the sales charge was added.  Historical performance prior to that date has been restated to reflect the charge,  but has not been  recalculated to reflect the 12b-1 fee which also took effect on that date.

**   Total  returns  assume  redemption  of  shares at end of  period.  Lifetime returns for Class B shares reflect conversion to Class A shares after eight years. If shares were not redeemed, the returns for Class B would be 5.68%,
     15.19%  and  11.08%  for the  one-year,  five-year  and  lifetime  periods, respectively. Returns for Class C would be 5.73%, 15.20% and 11.08% for the one-year, five-year and lifetime periods, respectively.

***  Lifetime  returns  are shown if the Fund or Class  existed for less than 10 years.  Inception  dates  for  Class B,  Class C and  Class R  shares  were
     November 11, 1997, November 11, 1997 and June 2, 2003, respectively.

**** The NAREIT Equity REIT Index reports returns on a monthly basis.  The Index return for Class B and Class C lifetime period was 11.65%. The Index return for the Class R lifetime period was 25.98%.

What are the Fund's fees and expenses?

--------------------------------- ---------------------------------- --------- ---------     ---------   --------
Sales charges are fees paid        CLASS                                 A          B             C           R
directly from your investments     ---------------------------------- --------- ---------     ---------   --------
when you buy or sell shares of     Maximum sales charge (load) imposed
the Fund. You do not pay sales     on purchases as a percentage of
charges when you buy or sell       offering price                        5.75%      none          none        none
Class R shares.                    ---------------------------------- --------- ---------     ---------   --------
                                   Maximum contingent deferred sales
                                   charge (load) as a percentage of
                                   original purchase price or
                                   redemption price, whichever is
                                   lower                                 none(1)    4.00%(2)      1.00%(3)    none
                                   ---------------------------------- --------- ---------     ---------   --------
                                   Maximum sales charge (load)
                                   imposed on reinvested dividends       none       none          none        none
                                   ---------------------------------- --------- ---------     ---------   --------
                                   Redemption fees                       none       none          none        none
                                   ---------------------------------- --------- ---------     ---------   --------
                                   Exchange fees                         none       none          none        none
--------------------------------- ---------------------------------- --------- ---------     ---------   --------

--------------------------------- ---------------------------------- --------- ---------     ---------   --------

Annual fund operating              CLASS                                 A          B             C           R
expenses are deducted              ---------------------------------- --------- ---------     ---------   --------
from the Fund's assets.            Management fees                       0.74%      0.74%          0.74%      0.74%
                                   ---------------------------------- --------- ---------     ---------   --------
                                   Distribution and service (12b-1)
                                   fees                                  0.30%(4)   1.00%          1.00%      0.60%(4)
                                   ---------------------------------- --------- ---------     ---------   --------
                                   Other expenses(5)                     0.35%      0.35%          0.35%      0.35%
                                   ---------------------------------- --------- ---------     ---------   --------
                                   Total annual fund operating
                                   expenses                              1.39%      2.09%          2.09%      1.69%
                                   ---------------------------------- --------- ---------     ---------   --------
                                   Fee waivers and payments            (0.05)%    (0.00)%        (0.00)%    (0.10)%
                                   ---------------------------------- --------- ---------     ---------   --------
                                   Net expenses                          1.34%      2.09%          2.09%      1.59%
                                   ---------------------------------- --------- ---------     ---------   --------

 --------------------------- --------- ----------- ------------ ------------ ---------- ------------- ---------
 This example is intended    CLASS(5)    A            B(6)         B(6)        C             C         R
 to help you compare the                                            (if                     (if
 cost of investing in the                                        redeemed)               redeemed)
 Fund to the cost of         --------- ----------- ------------ ------------ ---------- ------------- ---------
 investing in other mutual   1 year          $704         $212         $612       $212          $312      $162
 funds with similar          --------- ----------- ------------ ------------ ---------- ------------- ---------
 investment objectives. We   3 years         $985         $655         $930       $655          $655      $523
 show the cumulative         --------- ----------- ------------ ------------ ---------- ------------- ---------
 amount of Fund expenses     5 years       $1,287       $1,124       $1,349     $1,124        $1,124      $908
 on a hypothetical           --------- ----------- ------------ ------------ ---------- ------------- ---------
 investment of $10,000       10 years      $2,144       $2,421       $2,242     $2,421        $2,421     $1,990
 with an annual 5% return
 over the time shown. (5)
 This example reflects the
 net operating expenses
 with expense waivers for
 the one-year contractual
 period and the total
 operating expenses
 without expense waivers
 for years two through
 ten.  This is an example
 only, and does not
 represent future
 expenses, which may be
 greater or less than
 those shown here.
 --------------------------- ------------- ---------------- ------------ ------------ ------------- ------------- -------------

(1)  A purchase of Class A shares of $1 million or more may be made at net asset value.  However,  if you buy the shares through a financial  advisor who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase.  Additional Class A purchase options that involve a  contingent  deferred  sales charge may be permitted from  time to time  and will be  disclosed  in the  Prospectus  if they are available.

(2)  If you redeem Class B shares during the first year after you buy them,  you will pay a contingent  deferred  sales charge of 4.00%,  which  declines to
     3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0.00% thereafter.

(3)  Class C shares  redeemed within one year of purchase are subject to a 1.00%
     contingent deferred sales charge.

(4)  The  Fund's  distributor  has  contracted  to limit the Class A and Class R shares,  12b-1 fee  through  February  28,  2007 to no more than  0.25% and
     0.50%, respectively, of average daily net assets.

(5)  The  Fund's  actual  rate  of  return  may be  greater  or  less  than  the hypothetical 5% return we use here.

(6)  The Class B example  reflects the  conversion  of Class B shares to Class A shares  after  eight  years.  Information  for the ninth  and  tenth  years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategy

We research  individual  companies and analyze  economic and market  conditions, seeking to identify the  securities or market sectors that we think are the best investments for the Fund. The following  describes how the portfolio  management team pursues the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The  Delaware  REIT Fund  strives to achieve  maximum  long-term  total  return.
Capital  appreciation  is a  secondary  objective.  We invest in  securities  of companies  principally  engaged  in  the  real  estate  industry.  Under  normal circumstances,  the  Fund  will  invest  at  least  80% of  its  net  assets  in investments  of REITs.  The Fund may also  invest in equity  securities  of real estate industry operating companies known as REOCs.

We do not normally acquire securities for short-term  purposes;  however, we may take advantage of short-term  opportunities  that are consistent with the Fund's investment objectives.

Delaware REIT Fund's investment objectives are non-fundamental.  This means that the Board of Trustees may change the objectives  without  obtaining  shareholder approval.  If the objectives were changed, we would notify shareholders at least
60 days before the change in the objectives became effective.

 The securities we typically invest in

Stocks  offer  investors  the  potential  for capital  appreciation  and may pay dividends as well.

--------------------------------------- ----------------------------------
              Securities                         How we use them
--------------------------------------- ----------------------------------
Real estate investment trusts: A        We may invest without limit in
company, usually traded publicly,       shares of REITs.
that manages a portfolio of real
estate to earn profits for
shareholders.

REITs are generally classified as
equity REITs, mortgage REITs or a
combination of equity and mortgage
REITs.  Equity REITs invest the
majority of their assets directly in
real property, derive income
primarily from the collection of
rents and can realize capital gains
by selling properties that have
appreciated in value.  Mortgage REITs
invest the majority of their assets
in real estate mortgages and derive
income from the collection of
interest payments. By investing in
REITs indirectly through the Fund, a
shareholder bears a proportionate
share of the expenses of a fund and
indirectly shares similar expenses of
the REITs.

--------------------------------------- ----------------------------------
Real estate industry operating          We may invest without limit in
companies (REOCs): We consider a REOC   REOCs.
to be a company that derives at least
50% of its gross revenues or net
profits from: (1) Ownership,
development, construction, financing,
management or sale of commercial,
industrial or residential real
estate, or (2) products or services
related to the real estate industry,
such as building supplies or mortgage
servicing.

--------------------------------------- ----------------------------------
Foreign securities and American         The Fund's investments may from
Depositary Receipts:                    time to time include sponsored
Securities of foreign entities issued   or unsponsored ADRs that are
directly or, in the case of American    actively traded in the United
Depositary Receipts (ADRs), by a U.S.   States.
bank and represent the bank's
holdings of a stated number of shares   We may invest up to 10% of the
of a foreign corporation.  An ADR       Fund's net assets in securities
generally entitles the holder to all    of foreign issuers.  Such
dividends and capital gains earned by   foreign securities may be traded
the underlying foreign shares. ADRs     on a foreign exchange, or they
are typically bought and sold on U.S.   may be in the form of ADRs.
securities exchanges the same way as
U.S. securities.  Sponsored ADRs are
issued jointly by the issuer of the
underlying security and the
depositary, and unsponsored ADRs are
issued by the depositary without the
participation of the issuer of the
underlying security.

--------------------------------------- ----------------------------------
Options and futures: Options            If we have stocks that have
represent a right to buy or sell a      appreciated in price, we may
security or group of securities at an   want to protect those gains when
agreed upon price at a future date.     we anticipate adverse
The purchaser of an option may or may   conditions.  We might use
not choose to go through with the       options or futures to neutralize
transaction; the seller of an option    the effect of any price
must go through with the transaction.   declines, without selling the
                                        security.  We might also use
Writing a covered call option on a      options or futures to gain
security obligates the owner of the     exposure to a particular market
security to sell it at an agreed upon   segment without purchasing
price on an agreed upon date (usually   individual securities in that
no more than nine months in the         segment.  We might use this
future).  The writer of the call        approach if we had excess cash
option receives a premium payment       that we wanted to invest quickly.
from the purchaser of the call, but
if the security appreciates to a        We might use covered call
price greater than the agreed upon      options if we believe that doing
selling price, the Fund would lose      so would help the Fund to meet
out on those gains.  A call option      its investment objectives.
written by a fund is "covered" if the
fund owns the security underlying the   Use of these strategies can
option or has an absolute and           increase the operating costs of
immediate right to acquire that         the Fund and can lead to loss of
security without additional cash        principal.
consideration.

Futures contracts are agreements for
the purchase or sale of securities at
a specified price, on a specified
date.  Unlike an option, a futures
contract must be executed unless it
is sold before the settlement date.

Options and futures are generally
considered to be derivative
securities.

--------------------------------------- ----------------------------------
Repurchase agreements: An agreement     Typically, we use repurchase
between a buyer of securities, such     agreements as a short-term
as the Fund, and a seller of            investment for the Fund's cash
securities, in which the seller         position. In order to enter into
agrees to buy the securities back       these repurchase agreements, the
within a specified time at the same     Fund must have collateral of
price the buyer paid for them, plus     102% of the repurchase price.
an amount equal to an agreed upon       Except when we believe a
interest rate. Repurchase agreements    temporary defensive approach is
are often viewed as equivalent to       appropriate, the Fund will not
cash.                                   hold more than 5% of its total
                                        assets in cash or other
                                        short-term investments.  All
                                        short-term investments will be
                                        rated AAA by Standard & Poor's
                                        or Aaa by Moody's Investors
                                        Service or if unrated, be of
                                        comparable quality, based on our
                                        evaluation.  The Fund will only
                                        enter into repurchase agreements
                                        in which the collateral is
                                        comprised of U.S. government
                                        securities.

--------------------------------------- ----------------------------------
Restricted securities: Privately        We may invest in privately
placed securities whose resale is       placed securities, including
restricted under U.S. securities        those that are eligible for
laws.                                   resale only among certain
                                        institutional buyers without
                                        registration, commonly known as
                                        "Rule 144A Securities."
                                        Restricted securities that are
                                        determined to be illiquid may
                                        not exceed the Fund's 15% limit
                                        on illiquid securities, which is
                                        described below.  We may invest
                                        without limitation in Rule 144A
                                        Securities that are deemed to be
                                        liquid.

--------------------------------------- ----------------------------------
Illiquid securities: Securities that    We may invest up to 15% of the
do not have a ready market, and         Fund's net assets in illiquid
cannot be easily sold within seven      securities.
days at approximately the price at
which a fund has valued them.

--------------------------------------- ----------------------------------

The  Delaware  REIT Fund may also invest in  convertible  securities,  including enhanced convertible securities,  as well as, mortgage-backed  securities,  U.S.
government  securities  and zero coupon bonds.  The Fund may invest a portion of its net assets in foreign  securities  directly.  Please  see the  Statement  of
Additional  Information (SAI) for additional  information on these securities as well as those listed in the table above.

Lending securities
The Fund may lend up to 25% of its  assets to  qualified  brokers,  dealers  and
institutional  investors  for  use  in  their  securities  transactions.   These
transactions may generate additional income for the Fund.

Borrowing from banks
The Fund may borrow  money from banks as a temporary  measure for  extraordinary purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result,  borrowing money could result in the Fund being unable to meet its investment objectives.

Temporary defensive positions
For temporary defensive  purposes,  we may hold a substantial part of the Fund's assets in cash or cash  equivalents.  To the  extent  that the Fund  holds  such instruments, it may be unable to achieve its investment objectives.

Purchasing securities on a when-issued or delayed delivery basis
The Fund may buy or sell securities on a when-issued or delayed  delivery basis;
that is, paying for  securities  before  delivery or taking  delivery at a later date. The Fund will designate cash or securities in amounts  sufficient to cover its obligations, and will value the designated assets daily.

The risks of investing in the Fund

Investing  in any mutual fund  involves  risk,  including  the risk that you may receive little or no return on your  investment,  and the risk that you may lose part or all of the money you invest.  Before you invest in the Fund,  you should carefully  evaluate  the risks.  Because  of the nature of the Fund,  you should consider your investment to be a long-term  investment  that typically  provides the best results when held for a number of years.  The table below describes the chief  risks you  assume  when  investing  in the Fund.  Please  see the SAI for further discussion of these risks and other risks not discussed here.

---------------------------------------- ----------------------------------
                 Risks                     How we strive to manage them
---------------------------------------- ----------------------------------
Market risk is the risk that all or a    We maintain a long-term
majority of the securities in a          investment approach and focus on
certain market - like the stock or       securities we believe can
bond market - will decline in value      appreciate over an extended time
because of economic conditions, future   frame regardless of interim
expectations or investor confidence.     market fluctuations. We do not
                                         try to predict overall market
                                         movements. Although we may hold
                                         securities for any amount of
                                         time, we generally do not trade
                                         for short-term purposes.

---------------------------------------- ----------------------------------
Industry and security risk: Industry     In Delaware REIT Fund we hold a
risk is the risk that the value of       number of different individual
securities in a particular industry      securities, seeking to manage
will decline because of changing         security risk. However, we do
expectations for the performance of      concentrate
that industry.                           on the real estate industry.  As a
                                         consequence, the share price of the
Securities risk is the risk that the     Fund may fluctuate in response to
value of an individual stock or bond     factors affecting that industry, and
will decline because of changing         may fluctuate more widely than a
expectations for the performance of      portfolio that invests in a broader
the individual company issuing the       range of industries.  The Fund may
stock or bond.                           be more susceptible to any single
                                         economic, political or regulatory
                                         occurrence affecting the real estate
                                         industry.

---------------------------------------- ----------------------------------
Interest rate risk is the risk that      Delaware REIT Fund is subject to
securities will decrease in value if     interest rate risk. If the Fund
interest rates rise and conversely       invests in real estate
rise in value when interest rates fall.  investment trusts that hold fixed rate obligations, we would
                                         expect the value of those trusts
                                         to decrease if interest rates
                                         rise and increase if interest
                                         rates decline. However, lower
                                         interest rates also tend to
                                         increase the chances that a bond
                                         will be refinanced, which can
                                         hurt the returns of REITs that
                                         hold fixed rate obligations. We
                                         strive to manage this risk by
                                         monitoring interest rates and
                                         evaluating their potential
                                         impact on securities already in
                                         the portfolio or those we are
                                         considering for purchase.

---------------------------------------- ----------------------------------
Real estate industry risks include       Since the Fund invests
among others:                            principally in REITs, it is
o    possible declines in the            subject to the risks associated
     value of real estate;               with the real estate industry.
o    risks related to economic           We will strive to manage these
     conditions;                         risks through careful selection
o    possible shortage of mortgage       of individual REIT securities;
     funds;                              however, investors should
o    overbuilding and extended           carefully consider these risks
     vacancies;                          before investing in the Fund.
o    increased competition;
o    changes in property taxes,
     operating expenses or zoning
     laws;
o    costs of environmental
     clean-up,  or damages from
     natural disasters;
o    limitations or fluctuations
     in rent payments;
o    cashflow fluctuations; and
o    defaults by borrowers.

REITs are also subject to the risk of
failing to qualify for tax-free
pass-through of income under the
Internal Revenue Code and/or failing
to qualify for an exemption from
registration as an investment company
under the Investment Company Act of
1940.

---------------------------------------- ----------------------------------
Non-diversified funds:                   Delaware REIT Fund is a
Non-diversified investment companies     non-diversified fund and is
have the flexibility to invest as much   subject to this risk.
as 50% of their assets in as few as      Nevertheless, we typically hold
two issuers with no single issuer        securities from a variety of
accounting for more than 25% of the      different issuers, representing
portfolio.  The remaining 50% of the     different sectors of the real
portfolio must be diversified so that    estate industry. We also perform
no more than 5% of a fund's assets is    extensive analysis on all
invested in the securities of a single   securities.  We are particularly
issuer. Because a non-diversified fund   diligent in reviewing securities
may invest its assets in fewer           that represent a larger
issuers, the value of fund shares may    percentage of portfolio assets.
increase or decrease more rapidly than
if the fund were fully diversified.

---------------------------------------- ----------------------------------
Foreign risk is the risk that foreign    We may invest up to 10% of the
securities may be adversely affected     Fund's total assets in foreign
by political instability, changes in     securities; however, we
currency exchange rates, foreign         typically invest only a small
economic conditions or inadequate        portion of assets in foreign
regulatory and accounting standards.     securities, so this is not
                                         expected to be a major risk to
                                         the Fund.

---------------------------------------- ----------------------------------
Liquidity risk is the possibility that   We limit exposure to illiquid
securities cannot be readily sold        securities to no more than 15%
within seven days at approximately the   of the Fund's net assets.
price that a fund has valued them.

---------------------------------------- ----------------------------------
Futures and options risk is the          Delaware REIT Fund may use
possibility that a fund may experience   futures contracts and options on
a loss if it employs an options or       futures contracts, as well as
futures strategy related to a security   options on securities for
or a market index and that security or   hedging purposes.  We limit the
index moves in the opposite direction    amount of the Fund's assets that
from what the manager anticipated.       may be committed to these
Futures and options also involve         strategies.  Our obligations
additional expenses, which could         related to futures and options
reduce any benefit or increase any       transactions will not exceed 20%
loss that the Fund experiences from      of the Fund's total assets and
using the strategy.                      we will not enter into
                                         additional futures contracts or
                                         options on them if more than 5%
                                         of the Fund's assets would be
                                         required as margin deposits or
                                         premiums on the options.

---------------------------------------- ----------------------------------

Disclosure of portfolio holdings information
A  description  of the  Fund's  policies  and  procedures  with  respect  to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

Who manages the Fund

Investment manager
The Fund is  managed  by  Delaware  Management  Company,  a series  of  Delaware
Management  Business  Trust,  which is an indirect,  wholly owned  subsidiary of
Delaware Management Holdings,  Inc. Delaware Management Company makes investment decisions for the Fund,  manages the Fund's business  affairs and provides daily administrative  services.  For its services to the Fund, the manager was paid an aggregate fee of 0.74% of average daily net assets for the last fiscal year.

A  discussion  of the basis for the Board of  Trustees'  approval  of the Fund's investment  advisory  contract  is  available  in the  Fund's  annual  report to shareholders for the fiscal year ended October 31, 2005.

Portfolio manager

Damon J.  Andres has primary  responsibility  for making  day-to-day  investment decisions for Delaware REIT Fund.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager
Mr. Andres,  who joined Delaware  Investments in 1994,  currently  serves as the portfolio manager for REIT investments and  convertibles.  From 1991 to 1994, he
performed   investment-consulting   services  as  a  consulting  associate  with
Cambridge  Associates,  Inc. Mr. Andres  earned a bachelor's  degree in business administration with an emphasis in finance and accounting from the University of
Richmond.

The SAI  for the  Fund  provides  additional  information  about  the  portfolio manager's compensation,  other accounts managed by the portfolio manager and the portfolio manager's ownership of other securities in the Fund.

Who's who?
This diagram shows the various organizations involved in managing, administering and servicing the Delaware Investments Funds.

[GRAPHIC  OMITTED:  DIAGRAM  SHOWING THE  VARIOUS  ORGANIZATIONS  INVOLVED  WITH
MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                          Board of Trustees
Investment manager                                                         Custodian
Delaware Management Company                                                JPMorgan Chase Bank
2005 Market Street                                                         4 Chase Metrotech Center
Philadelphia, PA 19103-7094                   The Fund                     Brooklyn, NY 11245

                           Distributor                         Service agent
                           Delaware Distributors, L.P.         Delaware Service Company, Inc.
                           2005 Market Street                  2005 Market Street
                           Philadelphia, PA 19103-7094         Philadelphia, PA 19103-7094

                           Financial intermediary wholesaler
                           Lincoln Financial Distributors, Inc.
                           2001 Market Street
                           Philadelphia, PA  19103-7055

Portfolio managers
(see page [__] for details)

                                          Financial advisors

                                             Shareholders

Board of Trustees A mutual fund is  governed by a board of  trustees,  which has oversight  responsibility  for the  management of the fund's  business  affairs.
Trustees  establish  procedures  and oversee and review the  performance  of the investment  manager,  the distributor  and others that perform  services for the fund.  Generally,  at least 40% of the board of trustees must be  independent of the fund's investment manager and distributor.  However,  the Delaware REIT Fund relies on certain  exemptive  rules adopted by the SEC that require its Board of
Trustees to be  comprised  of a majority  of such  independent  Trustees.  These
independent  fund  Trustees,  in  particular,   are  advocates  for  shareholder
interests.

Investment manager An investment manager is a company  responsible for selecting portfolio  investments  consistent with the objective and policies stated in the mutual fund's  prospectus.  The investment  manager places portfolio orders with broker/dealers  and is responsible  for obtaining the best overall  execution of those  orders.  A  written  contract  between a mutual  fund and its  investment manager specifies the services the manager performs.  Most management  contracts provide  for the manager to receive an annual fee based on a  percentage  of the fund's  average  daily net  assets.  The  manager is subject to  numerous  legal restrictions,  especially regarding transactions between itself and the funds it advises.

Portfolio  managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian   Mutual  funds  are  legally  required  to  protect  their  portfolio securities  and most  funds  place  them with a  qualified  bank  custodian  who segregates fund securities from other bank assets.

Distributor  Most  mutual  funds  continuously  offer new  shares to the  public through distributors who are regulated as broker/dealers and are subject to NASD rules governing mutual fund sales practices.

Financial  intermediary  wholesaler  Pursuant to a contractual  arrangement with
Delaware  Distributors,  L.P.,  Lincoln  Financial  Distributors,  Inc. (LFD) is
primarily   responsible   for  promoting   the  sale  of  Fund  shares   through
broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund  companies  employ service  agents  (sometimes  called transfer  agents) to maintain  records of  shareholder  accounts,  calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax  information,  among other  functions.  Many service agents also provide customer service to shareholders.

Financial advisors Financial advisors provide advice to their clients, analyzing
their  financial   objectives  and  recommending   appropriate  funds  or  other
investments.  Financial  advisors are associated with securities  broker/dealers who have entered into selling and/or service  arrangements with the distributor.
Selling broker/dealers and financial advisors are compensated for their services generally through sales commissions,  and through 12b-1 fees and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific  voting rights.  Material  changes in the terms of a fund's  management contract  must be approved by a  shareholder  vote,  and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund
You can choose from a number of share  classes for the Fund.  Because each share class has a different combination of sales charges, fees and other features, you should consult your financial  advisor to determine  which class best suits your investment goals and time frame.

Choosing a share class

CLASS A
o    Class A shares  have an up-front  sales  charge of up to 5.75% that you pay when you buy the shares.

o    If you invest $50,000 or more, your front-end sales charge will be reduced.

o    You may qualify for other  reductions  in sales  charges and under  certain circumstances  the sales  charge may be  waived,  as  described  in "How to reduce your sales charge" below.

o    Class A shares  are also  subject to an annual  12b-1 fee no  greater  than
     0.30% (currently,  waived not to exceed 0.25%) of average daily net assets, which is lower  than the 12b-1 fee for Class B, Class C and Class R shares.
     See "Dealer compensation" below for further information.

o    Class A shares  generally  are not subject to a contingent  deferred  sales charge except in the limited circumstances described in the table below.

o    Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

Class A sales charges
The table below details your sales  charges on purchases of Class A shares.  The offering price for Class A shares includes the front-end sales charge. The sales charge as a percentage of the net amount  invested is the maximum  percentage of the amount invested rounded to the nearest hundredth. The actual sales charge as a  percentage  of the net  amount  invested  will vary  depending  on the amount invested,  rounding and the then-current NAV. Similarly, the actual sales charge as a percentage of offering  price may be different due to the amount  invested, rounding and then-current  offering may be greater or lesser than the percentage shown.

---------------------------------------------------------------------------------------------------
       Amount of purchase                Sales charge as %                Sales charge as %
                                         of offering price              of net amount invested
---------------------------------------------------------------------------------------------------
        Less than $50,000                       5.75%                            6.54%
---------------------------------------------------------------------------------------------------
  $50,000 but less than $100,000                4.75%                            5.41%
---------------------------------------------------------------------------------------------------
 $100,000 but less than $250,000                3.75%                            4.31%
---------------------------------------------------------------------------------------------------
 $250,000 but less than $500,000                2.50%                            3.00%
---------------------------------------------------------------------------------------------------
$500,000 but less than $1 million               2.00%                            2.44%
---------------------------------------------------------------------------------------------------
       $1 million or more          None (Limited CDSC may apply)*   None (Limited CDSC may apply)*
---------------------------------------------------------------------------------------------------

*    There is no front-end  sales charge when you purchase $1 million or more of
     Class A shares.  However,  if the Distributor paid your financial advisor a commission  on your  purchase of $1 million or more of Class A shares,  you will have to pay a limited contingent  deferred sales charge (Limited CDSC)
     of 1.00% if you redeem these shares  within the first year and 0.50% if you redeem them within the second year,  unless a specific waiver of the charge applies.  The  Limited  CDSC  will be paid to the  Distributor  and will be assessed  on an amount  equal to the lesser of: (1) the net asset  value at the time of  purchase of the Class A shares  being  redeemed or (2) the net asset value of such Class A shares at the time of redemption.  For purposes of this formula,  the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A shares even if those  shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A shares, the "net asset value of such shares at the  time of  redemption"  will be the net  asset  value  of the  shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed  that  shares not  subject to the  Limited  CDSC are the first  redeemed  followed by other  shares  held for the longest  period of time.  See  "Dealer  compensation"  below for a  description  of the dealer commission that is paid.

---------------------------------------------------------------------------------------------------

CLASS B
o    Class B shares have no up-front  sales  charge,  so the full amount of your purchase  is  invested  in the  Fund.  However,  you will pay a  contingent deferred  sales charge if you redeem your shares within six years after you buy them.

o    If you redeem Class B shares during the first year after you buy them,  the shares will be subject to a contingent  deferred sales charge of 4.00%. The contingent  deferred  sales charge is 3.25%  during the second year,  2.75%
     during the third  year,  2.25%  during the  fourth and fifth  years,  1.50%
     during the sixth year, and 0% thereafter.

o    In determining  whether the  contingent  deferred sales charge applies to a redemption of Class B Shares,  it will be assumed that shares held for more than six years are redeemed first,  followed by shares acquired through the reinvestment  of  dividends  or  distributions,  and finally by shares held longest  during the six-year  period.  For further  information  on how the contingent deferred sales charge is determined,  please see "Calculation of
     Contingent Deferred Sales Charges-- Class B and Class C" below.

o    Under certain  circumstances,  the contingent  deferred sales charge may be waived; please see "Waivers of Contingent Deferred Sales Charges" below for further information.

o    For approximately  eight years after you buy your Class B shares,  they are subject to annual  12b-1 fees no  greater  than 1.00% of average  daily net assets of which 0.25% are service fees paid to the distributor,  dealers or others for providing services and maintaining shareholder accounts.

o    Because of the higher 12b-1 fees,  Class B shares have higher  expenses and any dividends  paid on these shares are generally  lower than  dividends on
     Class A and Class R shares.

o    Approximately eight years after you buy them, Class B shares  automatically convert  into  Class A  shares  with a  12b-1  fee of no  more  than  0.30%
     (currently  0.25%).  Conversion may occur as late as three months after the eighth  anniversary  of purchase,  during which time Class B's higher 12b-1 fees apply.

o    You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS C
o    Class C shares have no up-front  sales  charge,  so the full amount of your purchase  is  invested  in the  Fund.  However,  you will pay a  contingent deferred  sales charge of 1.00% if you redeem your shares  within 12 months after you buy them.

o    In determining  whether the  contingent  deferred sales charge applies to a redemption of Class C shares,  it will be assumed that shares held for more than 12 months are redeemed first followed by shares  acquired  through the reinvestment of dividends or distributions,  and finally by shares held for
     12 months or less. For further  information on how the contingent  deferred sales charge is determined,  please see "Calculation of Contingent Deferred
     Sales Charges - Class B and Class C" below.

o    Under certain  circumstances  the  contingent  deferred sales charge may be waived; please see "Waivers of Contingent Deferred Sales Charges" below for further information.

o    Class C shares are subject to an annual  12b-1 fee no greater than 1.00% of average  daily net assets  (of which  0.25% are  service  fees) paid to the distributor,  dealers  or others for  providing  services  and  maintaining shareholder accounts.

o    Because of the higher 12b-1 fees,  Class C shares have higher  expenses and any dividends  paid on these shares are generally  lower than  dividends on
     Class A and Class R shares.

o    Unlike  Class B shares,  Class C shares do not  automatically  convert into another class.

o    You may purchase any amount less than  $1,000,000  of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS R
o    Class R shares have no up-front  sales  charge,  so the full amount of your purchase is invested in the Fund.  Class R shares are generally not subject to a contingent deferred sales charge.

o    Class R shares  are  subject to an annual  12b-1 fee no greater  than 0.60%
     (currently,  waived not to exceed 0.50%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o    Because of the higher  12b-1 fee,  Class R shares have higher  expenses and any  dividends  paid on these  shares are lower than  dividends  on Class A shares.

o    Unlike  Class B shares,  Class R shares do not  automatically  convert into another class.

o    Class  R  shares   generally  are  available  only  to  (i)  qualified  and
     non-qualified  plan  shareholders  covering multiple  employees  (including
     401(k),  401(a),  457, and  non-custodial  403(b)  plans,  as well as other non-qualified  deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) IRA rollovers from plans that were previously  maintained on Delaware's retirement record keeping system that are offering Class R shares to participants.

Except as noted  above,  no other IRA  accounts  are eligible for Class R shares
(e.g.,  no SIMPLE  IRA's,  SEP-IRA's,  SAR-SEP  IRA's,  Roth IRA's,  etc.).  For
purposes of determining  plan asset levels,  affiliated plans may be combined at the request of the plan sponsor.

Each share class may be eligible  for  purchase  through  programs  sponsored by financial  intermediaries  that  require  the  purchase  of a specific  class of shares.

Any account  holding  Class A shares as of June 2, 2003 (the date Class R shares were made  available)  continues to be eligible to purchase Class A shares after that date. Any account  holding Class R shares is not eligible to purchase Class
A shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will  increase  the cost of your  investment  and may cost you more than  paying other types of sales charges.

Calculation of Contingent Deferred Sales Charges - Class B and Class C
Contingent  deferred  sales  charges are charged as a  percentage  of the dollar amount  subject to the  contingent  deferred  sales  charge.  The charge will be assessed on an amount  equal to the lesser of the net asset value at the time of purchase of the shares being  redeemed or the net asset value of those shares at the time of redemption.  No contingent  deferred sales charge will be imposed on increases  in net asset  value  above the  initial  purchase  price,  nor will a contingent  deferred sales charge be assessed on redemptions of shares  acquired through reinvestment of dividends or capital gains  distributions.  For purposes of this formula,  the "net asset value at the time of purchase"  will be the net asset value at  purchase of Class B shares or Class C shares of a Fund,  even if those  shares are later  exchanged  for shares of another  Delaware  Investments fund.  In the event of an exchange  of the shares,  the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

Dealer compensation

Your  financial  advisor  who sells you  shares of the Fund may be  eligible  to receive the following  amounts as compensation  for your investment in the Fund.
These amounts are paid by the  distributor  to the  securities  dealer with whom your financial advisor is associated.

-------------------------------------- ---------- ---------- ---------- ----------
                                       Class A(1) Class B(2) Class C(3) Class R(4)
-------------------------------------- ---------- ---------- ---------- ----------
Commission (%)                             -        4.00%       1.00%        -
-------------------------------------- ---------- ---------- ---------- ----------
  Investment less than $50,000           5.00%        -           -          -
-------------------------------------- ---------- ---------- ---------- ----------
  $50,000 but less than $100,000         4.00%        -           -          -
-------------------------------------- ---------- ---------- ---------- ----------
  $100,000 but less than $250,000        3.00%        -           -          -
-------------------------------------- ---------- ---------- ---------- ----------
  $250,000 but less than $500,000        2.00%        -           -          -
-------------------------------------- ---------- ---------- ---------- ----------
  $500,000 but less than $1,000,000      1.60%        -           -          -
-------------------------------------- ---------- ---------- ---------- ----------
  $1,000,000 but less than $5,000,000    1.00%        -           -          -
-------------------------------------- ---------- ---------- ---------- ----------
  $5,000,000 but less than $25,000,000   0.50%        -           -          -
-------------------------------------- ---------- ---------- ---------- ----------
  $25,000,000 or more                    0.25%        -           -          -
-------------------------------------- ---------- ---------- ---------- ----------
12b-1 Fee to Dealer                      0.30%      0.25%       1.00%      0.60%
-------------------------------------- ---------- ---------- ---------- ----------

(1)  On sales of Class A shares,  the  Distributor  re-allows to your securities dealer a portion of the front-end  sales charge  depending  upon the amount you invested.  Your securities dealer is eligible to receive up to 0.30% of the 12b-1 fee applicable to Class A shares, although under the plan adopted by the Board of  Trustees  that  went into  effect on June 1, 1992 a lesser amount may be paid.  The maximum 12b-1 fee  applicable to Class A shares is
     0.30%.  However,  the  Distributor has agreed to limit this amount to 0.25%
     through January 31, 2007.

(2)  On sales of Class B shares,  the Distributor pays your securities dealer an up-front  commission of 4.00%.  Your securities dealer also may be eligible to receive a 12b-1  service  fee of up to 0.25% from the date of  purchase.
     After approximately eight years, Class B shares automatically  convert into
     Class A shares and  dealers  may then be  eligible to receive the 12b-1 fee applicable to Class A.

(3)  On sales of Class C shares,  the Distributor pays your securities dealer an up-front  commission of 1.00%. The up-front  commission includes an advance of the first year's 12b-1  service fee of up to 0.25%.  During the first 12 months,  the  Distributor  retains  the full 1.00%  12b-1 fee to  partially offset the up-front  commission  and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.

(4)  On sales of Class R shares,  the  Distributor  does not pay your securities dealer an up-front commission.  The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets.  However,  the Distributor has contracted  to limit this amount to 0.50%  through  January 31, 2007.  Your securities  dealer  may be  eligible  to receive a 12b-1 fee of up to 0.60%
     from the date of purchase, although this rate is currently 0.50%.

How to reduce your sales charge
We offer a number of ways to reduce or  eliminate  the sales  charge on  shares.
Please refer to the SAI for detailed  information and eligibility  requirements.
You can also get additional information from your financial advisor. You or your financial  advisor  must  notify us at the time you  purchase  shares if you are eligible for any of these programs.  You may also need to provide information to your financial  advisor or the Fund in order to qualify for a reduction in sales charges.  Such information may include your Delaware  Investments Funds holdings in any other account,  including  retirement accounts held indirectly or through an intermediary  and the names of qualifying  family members and their holdings.
Class R shares have no up-front or contingent  deferred sales charge. We reserve the right to  determine  whether  any  purchase  is  entitled,  by virtue of the foregoing, to the reduced sales charge.

--------------------------- -------------------------------- --------------------------------------------------------------------
        Program             How it works                                                 Share class
                                                                   A          B                                C
--------------------------- -------------------------------- ---------------- ---------------------------------------------------
Letter of Intent              Through a Letter of Intent            X         Although the Letter of Intent and Rights of
                              you agree to invest a                           Accumulation do not apply to the purchase of
                              certain amount in Delaware                      Class B and Class C shares, you can combine your
                              Investments Funds (except                       purchase of Class A shares with your purchase of
                              money market funds with no                      Class B and Class C shares to fulfill your Letter
                              sales charge) over a                            of Intent or qualify for Rights of Accumulation.
                              13-month period to qualify
                              for reduced front-end
                              sales charges.
--------------------------- -------------------------------- ---------------- ---------------------------------------------------
Rights of Accumulation        You can combine your                  X
                              holdings or purchases of
                              all funds in the Delaware
                              Investments family (except
                              money market funds with no
                              sales charge) as well as
                              the holdings and purchases
                              of your spouse and
                              children under 21 to
                              qualify for reduced
                              front-end sales charges.
--------------------------- -------------------------------- ---------------- ------------------------------ --------------------
Reinvestment of               Up to 12 months after you      For Class A,     For Class B, your              Not available.
Redeemed Shares               redeem shares, you can         you will not     account will be credited
                              reinvest the proceeds           have to pay     with the contingent
                              without paying a sales              an          deferred sales charge
                              charge, as noted to the         additional      you previously paid on
                              right.                           front-end      the amount you are
                                                             sales charge.    reinvesting.  Your
                                                                              schedule for contingent
                                                                              deferred sales charges
                                                                              and conversion to Class
                                                                              A will not start over
                                                                              again; it will pick up
                                                                              from the point at which
                                                                              you redeemed your shares.
--------------------------- -------------------------------- ---------------- ---------------------------------------------------
SIMPLE IRA, SEP/IRA,          These investment plans may            X         There is no reduction in sales charges for Class
SAR/SEP, Prototype            qualify for reduced sales                       B or Class C shares for group purchases by
Profit Sharing,               charges by combining the                        retirement plans.
Pension, 401(k), SIMPLE       purchases of all members
401(k), 403(b)(7), and        of the group. Members of
457 Retirement Plans          these groups may also
                              qualify to purchase shares
                              without a front-end sales
                              charge and may qualify for
                              a waiver of any contingent
                              deferred sales charges on
                              Class A shares.
--------------------------- -------------------------------- ---------------- ---------------------------------------------------

Buying Class A shares at Net Asset Value

Class A shares of a Fund may be purchased at net asset value under the following circumstances,  provided  that you  notify  the Fund in  advance  that the trade qualifies for this privilege.

o    Shares purchased under the Delaware Investments Dividend  Reinvestment Plan and, under certain  circumstances,  the Exchange Privilege and the 12-Month
     Reinvestment Privilege.

o    Purchases  by (i)  current  and  former  officers,  Trustees/Directors  and employees of any fund in the Delaware  Investments  family,  the Manager or any of the Manager's current affiliates and those that may in the future be
     created;   (ii)  legal   counsel  to  the  funds;   and  (iii)   registered
     representatives  and  employees  of  broker/dealers  who have  entered into
     Dealer's  Agreements with the  Distributor.  Family members  (regardless of age) of such  persons at their  direction,  and any  employee  benefit plan established by any of the foregoing entities, counsel or broker/dealers may also purchase shares at net asset value.

o    Shareholders  who own Class A shares of  Delaware  Cash  Reserve  Fund as a result of a liquidation  of a fund in the Delaware  Investments  family may exchange into Class A shares of another Fund at net asset value.

o    Purchases  by bank  employees  who  provide  services  in  connection  with agreements between the bank and unaffiliated  brokers or dealers concerning sales of shares of funds in the Delaware Investments family.

o    Purchases by certain officers,  trustees and key employees of institutional clients of the Manager or any of the Manager's affiliates.

o    Purchases for the benefit of the clients of brokers, dealers and registered investment  advisors  if such  broker,  dealer or  investment  advisor  has entered into an agreement with the Distributor  providing  specifically for the  purchase  of Class A shares  in  connection  with  special  investment products,  such as wrap accounts or similar fee based  programs.  Investors may be charged a fee when effecting  transactions in Class A shares through a broker or agent that offers these special investment products.

o    Purchases  by  financial  institutions  investing  for the account of their trust  customers  if they  are  not  eligible  to  purchase  shares  of the
     Institutional Class of a Fund.

o    Purchases by retirement  plans that are maintained on retirement  platforms
     sponsored  by  financial   intermediary   firms,   provided  the  financial
     intermediary  firm has entered into a Class A NAV Agreement with respect to such retirement platforms.

o    Purchases  by certain  legacy  bank  sponsored  retirement  plans that meet requirements set forth in the Statement of Additional Information.

o    Purchases by certain legacy  retirement  assets that meet  requirements set forth in the Statement of Additional Information.

o    Investments made by plan level and/or participant  retirement accounts that are for the purpose of repaying a loan taken from such accounts.

o    Loan repayments made to a Fund account in connection with loans  originated from accounts previously maintained by another investment firm.

Waivers of Contingent Deferred Sales Charges

--------------------------------------- ------------------ --------------------- --------------------
                                                               Share Class
               Category                         A*                  B                      C
--------------------------------------- ------------------ --------------------- --------------------
Redemptions in accordance with a                                    X                      X
Systematic Withdrawal Plan, provided
the annual amount selected to be
withdrawn under the Plan does not
exceed 12% of the value of the
account on the date that the
Systematic Withdrawal Plan
was established or modified
--------------------------------------- ------------------ --------------------- --------------------
Redemptions that result from the                                    X                      X
Fund's right to liquidate a
shareholder's account if the
aggregate net asset value of the
shares held in the account is less
than the then-effective minimum
account size
--------------------------------------- ------------------ --------------------- --------------------
Distributions to participants or                              Not available.        Not available.
beneficiaries from a retirement plan
qualified under section 401(a) of the
Internal Revenue Code of 1986, as
amended (the "Code")
--------------------------------------- ------------------ --------------------- --------------------
Redemptions pursuant to the direction           X             Not available.        Not available.
of a participant or beneficiary of a
retirement plan qualified under
section 401(a) of the Code with
respect to that retirement plan
--------------------------------------- ------------------ --------------------- --------------------
Periodic distributions from an                                                             X
individual retirement account (i.e.,
IRA, ROTH IRA, EDUCATION OR COVERDALE
IRA, SIMPLE IRA, SAR/SEP or SEP/IRA)
or a qualified plan** (403(b)(7)
plan, 457 Deferred Compensation Plan,
Profit Sharing Plan, Money Purchase
Plan or 401(k) Defined Contribution
Plan) not subject to a penalty under
Section 72(t)(2)(A) of the Internal
Revenue Code ("IRC") or a hardship or
unforeseen emergency provision in the
qualified plan as described in Tres.
Reg. §1.401(k)-1(d)(2) and Section
457(d)(3) of the IRC.
--------------------------------------- ------------------ --------------------- --------------------
Returns of Excess Contributions due             X                   X                      X
to any regulatory limit from an
individual retirement account (i.e.,
IRA, ROTH IRA, EDUCATION OR COVERDALE
IRA, SIMPLE IRA, SAR/SEP or SEP/IRA)
or a qualified plan (403(b)(7) plan,
457 Deferred Compensation Plan,
Profit Sharing Plan, Money Purchase
Plan or 401(k) Defined Contribution
Plan).
--------------------------------------- ------------------ --------------------- --------------------
Distributions by other employee                               Not available.        Not available.
benefit plans to pay benefits
--------------------------------------- ------------------ --------------------- --------------------
Systematic withdrawals from a                                       X                      X
retirement account or qualified plan
that are not subject to a penalty
pursuant to Section 72(t)(2)(A) of
the IRC or a hardship or unforeseen
emergency provision in the qualified
plan** as described in Tres. Reg.
§1.401(k)-1(d)(2) and Section
457(d)(3) of the IRC.  The systematic
withdrawal may be pursuant to
Delaware Investments funds'
Systematic Withdrawal Plan or a
systematic withdrawal permitted by
the IRC.
--------------------------------------- ------------------ --------------------- --------------------
Distributions from an account of a                                  X                      X
redemption resulting from the death
or disability (as defined in Section
72(t)(2)(A) of the IRC) of a
registered owner or a registered
joint owner occurring after the
purchase of the shares being
redeemed.  In the case of accounts
established under the Uniform Gifts
to Minors or Uniform Transfers to
Minors Act or trust accounts, the
waiver applies upon the death of all
beneficial owners.
--------------------------------------- ------------------ --------------------- --------------------
Redemptions by certain legacy                                 Not available.               X
retirement assets that meet the
requirements set forth in the
Statement of Additional Information.
--------------------------------------- ------------------ --------------------- --------------------
Redemptions by the classes of                   X             Not available.        Not available.
shareholders who are permitted to
purchase shares at net asset value,
regardless of the size of the
purchase.  See "Buying Class A shares
at Net Asset Value" above.
--------------------------------------- ------------------ --------------------- --------------------

*    The waiver  for Class A shares  relates  to a waiver of the  Limited  CDSC.
     Please note that you or your  financial  advisor  will have to notify us at the time of purchase that the trade qualifies for such waiver.

**   Qualified  plans that are fully  redeemed  at the  direction  of the plan's fiduciary are subject to any applicable contingent deferred sales charge or
     Limited CDSC, unless the redemption is due to the termination of the plan.

Certain  sales charges may be based on historical  cost.  Therefore,  you should maintain  any  records  that  substantiate  these costs  because  the Fund,  its transfer agent and financial  intermediaries  may not maintain this information.
Information about existing sales charges and sales charge reductions and waivers is  available  free of charge in a clear and  prominent  format on the  Delaware
Investments  family's  Web  site  at   www.delawareinvestments.com.   Additional
information on sales charges can be found in the SAI.

Once you have completed an application,  you can open an account with an initial investment of $1,000 and make  additional  investments at any time for as little as $100. The minimum  purchase is $250, and you can make additional  investments of only $25 if you are buying  shares in an IRA or Roth IRA,  under the  Uniform
Gifts to Minors  Act or the  Uniform  Transfers  to Minors  Act,  or  through an
Automatic Investing Plan. The minimum purchase for a Coverdell Education Savings
Account  (formerly an "Education IRA") is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order.
If we or an  authorized  agent  receive  your order  before the close of regular trading on the New York  Stock  Exchange  (NYSE),  which is  normally  4:00 p.m.
Eastern Time, you will pay that day's closing share price, which is based on the
Fund's  net asset  value  (NAV).  If your order is  received  after the close of regular  trading on the NYSE,  you will pay the next  business  day's  price.  A business day is any day that the NYSE is open for business  (Business  Day).  We reserve the right to reject any purchase order.

We  determine  the NAV per  share  for each  class  of the Fund at the  close of regular  trading on the NYSE on each  Business  Day.  The NAV per share for each class of the Fund is calculated by  subtracting  the  liabilities  of each class from its total assets and dividing the resulting  number by the number of shares outstanding for that class.  We generally price  securities and other assets for which market  quotations are readily  available at their market value.  We price fixed-income  securities  on  the  basis  of  valuations  provided  to  us by an independent pricing service that uses methods approved by the Board of Trustees.
We price any  fixed-income  securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use  methods  approved  by the  Board of  Trustees  that are  designed  to price securities at their fair market value.

Fair valuation
When the Fund uses fair value  pricing,  it may take into account any factors it deems  appropriate.  The Fund may determine  fair value based upon  developments related to a specific security,  current valuations of foreign stock indices (as reflected in U.S.  futures  markets)  and/or U.S. sector or broader stock market indices.  The  price of  securities  used by the Fund to  calculate  its NAV may differ  from  quoted or  published  prices for the same  securities.  Fair value pricing may involve subjective  judgments and it is possible that the fair value determined  for a security is materially  different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on
U.S. exchanges only under very limited circumstances,  such as the early closing of the  exchange on which a security is traded or  suspension  of trading in the security.  The Fund may use fair value pricing more  frequently  for  securities primarily traded in non-U.S.  markets because,  among other things, most foreign markets close well before the Fund values its  securities  at 4:00 p.m.  Eastern
Time. The earlier close of these foreign  markets gives rise to the  possibility that significant events,  including broad market moves, may have occurred in the interim.  To account for this, the Fund may frequently value many foreign equity securities  using fair value prices based on third party vendor  modeling tools, to the extent available.

Subject to the Board's oversight,  the Fund's Board has delegated responsibility for valuing  the Fund's  assets to a Pricing  Committee  of the  Manager,  which operates under the policies and procedures  approved by the Board,  as described above.

Retirement plans
In  addition  to being an  appropriate  investment  for your  IRA,  Roth IRA and
Coverdell  Education  Savings  Account,  shares in the Fund may be suitable  for group  retirement  plans.  You may  establish  your IRA account  even if you are already  a  participant  in an  employer-sponsored  retirement  plan.  For  more information  on how  shares  in the  Fund  can  play an  important  role in your retirement  planning  or for details  about group  plans,  please  consult  your financial advisor, or call 800 523-1918.

How to buy shares

[GRAPHIC OMITTED: SYMBOL OF A PERSON]

Through your financial advisor
Your  financial  advisor  can  handle  all the  details  of  purchasing  shares, including  opening an account.  Your financial advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: SYMBOL OF AN ENVELOPE]

By mail
Complete an  investment  slip and mail it with your check,  made  payable to the fund and class of shares you wish to  purchase,  to Delaware  Investments,  2005
Market  Street,  Philadelphia,  PA  19103-7094.  If you are  making  an  initial purchase by mail,  you must include a completed  investment  application  (or an appropriate retirement plan application if you are opening a retirement account)
with your check.

[GRAPHIC OMITTED: SYMBOL OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to the Bank of New York, ABA
#021000018, Bank Account number 8900403748.  Include your account number and the name of the fund in which  you want to  invest.  If you are  making  an  initial purchase by wire, you must first call us at 800 523-1918 so we can assign you an account number.

[GRAPHIC OMITTED: EXCHANGE SYMBOL]

By exchange
You  can  exchange  all or  part of  your  investment  in one or  more  Delaware
Investments Funds for shares of other Delaware Investments Funds. Please keep in mind,  however,  that under most  circumstances you are allowed to exchange only between  like  classes of  shares.  To open an  account  by  exchange,  call the
Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: SYMBOL OF A KEYPAD]

Through automated shareholder services
You can purchase or exchange shares through Delaphone,  our automated  telephone
service,  or  through  our  Web  site,  www.delawareinvestments.com.   For  more
information  about  how to sign up for  these  services,  call  our  Shareholder
Service Center at 800 523-1918.

How to redeem shares

[GRAPHIC OMITTED: SYMBOL OF A PERSON]

Through your financial advisor
Your  financial  advisor  can handle all the  details of  redeeming  your shares
(selling them back to the Fund).  Your  financial  advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: SYMBOL OF AN ENVELOPE]

By mail
You can redeem  your shares by mail by writing to:  Delaware  Investments,  2005
Market Street, Philadelphia,  PA 19103-7094. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds  are  going to an  address  other  than the  address  of  record on the account.

[GRAPHIC OMITTED: SYMBOL OF A TELEPHONE]

By telephone
You can redeem up to  $100,000  of your  shares by  telephone.  You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares,  you may have the proceeds sent directly to your bank by wire. Bank  information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: SYMBOL OF A JAGGED LINE]

By wire
You can redeem  $1,000 or more of your  shares and have the  proceeds  deposited directly to your bank  account,  normally the next business day after we receive your  request.  If you request a wire  deposit,  a bank wire fee may be deducted from your proceeds.  Bank  information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: SYMBOL OF A KEYPAD]

Through automated shareholder services
You can redeem shares through Delaphone,  our automated  telephone  service,  or through our Web site,  www.delawareinvestments.com.  For more information  about how to sign up for these services,  call our  Shareholder  Service Center at 800
523-1918.

If you hold your shares in certificates,  you must submit the certificates  with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly  completed request to redeem or exchange shares, and we or an  authorized  agent  receive  the  request  before  the close of regular trading on the NYSE (normally 4:00 p.m.  Eastern Time), you will receive the NAV next determined after we receive your request.  If we receive your request after the  close  of  regular  trading  on the  NYSE,  you will  receive  the NAV next determined on the next business  day. We will deduct any  applicable  contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares.  If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are  required to pay a contingent  deferred  sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' NAV when you purchased  them or their NAV when you redeem them,  whichever is less.  This arrangement  assures that you will not pay a contingent deferred sales charge on any  increase in the value of your  shares.  You also will not pay the charge on any shares  acquired by reinvesting  dividends or capital gains. If you exchange shares of one fund for shares of another,  you do not pay a contingent  deferred sales charge at the time of the exchange.  If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the  original  shares - not the  exchange  price.  The redemption  price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums
If you redeem shares and your account  balance falls below the required  account minimum of $1,000 ($250 for IRAs and Roth IRAs,  Uniform Gifts to Minors Act and
Transfer to Minors Act accounts or accounts with automatic  investing  plans and
$500 for Coverdell  Education  Savings  Accounts) for three or more  consecutive months, you will have until the end of the current calendar quarter to raise the balance to the  minimum.  If your  account is not at the minimum by the required time,  you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum  balance.  If your account does not reach the minimum  balance,  your Fund may redeem your account  after 60 days' written notice to you.

Special services

To help make investing  with us as easy as possible,  and to help you build your investments, we offer the following special services.

Automatic Investing Plan
The  Automatic  Investing  Plan allows you to make regular  monthly or quarterly investments directly from your checking account.

Direct Deposit
With  Direct  Deposit  you  can  make  additional  investments  through  payroll deductions,  recurring government or private payments such as Social Security or direct transfers from your bank account.

Online Account Access
Account access is a password protected area of the Delaware Investments internet
Web site that gives you  access to your  account  information  and allows you to perform transactions in a secure internet environment.

Electronic Delivery
With  Delaware  eDelivery  you can receive  your fund  documents  electronically instead of via the U.S.  mail.  When you sign up for  eDelivery,  you can access your account statements, shareholder reports and other fund materials online, in a secure internet environment at any time, from anywhere.

Wealth Builder Option
With the Wealth  Builder  Option you can  arrange  automatic  monthly  exchanges between your shares in one or more Delaware  Investments  Funds.  Wealth Builder exchanges  are  subject to the same rules as regular  exchanges  (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through  our  Dividend  Reinvestment  Plan,  you  can  have  your  distributions reinvested  in your  account  or the same  share  class in  another  fund in the
Delaware  Investments  family. The shares that you purchase through the Dividend
Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can  exchange  all or part of your  shares  for  shares of the same class in another  Delaware  Investments Fund without paying a front-end sales charge or a contingent  deferred sales charge at the time of the exchange.  However,  if you exchange  shares from a money  market fund that does not have a sales  charge or from Class R shares of any fund you will pay any applicable sales charge on your new shares.  When exchanging Class B and Class C shares of one fund for the same class of shares in other  funds,  your new  shares  will be  subject to the same contingent  deferred  sales charge as the shares you originally  purchased.  The holding  period for the  contingent  deferred  sales charge will also remain the same,  with the  amount of time you held your  original  shares  being  credited toward the holding  period of your new shares.  You do not pay sales  charges on shares that you acquired through the reinvestment of dividends.  You may have to pay taxes on your exchange.  When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MoneyLine*(SM) On Demand Service
Through our  MoneyLine(SM) On Demand Service,  you or your financial advisor may transfer money between your Fund account and your  predesignated bank account by telephone request. This service is not available for retirement plans. MoneyLine has a minimum  transfer of $25 and a maximum  transfer  of  $50,000,  except for purchases  into  IRAs.  Delaware  Investments  does  not  charge  a fee for this service; however, your bank may assess one.

MoneyLine Direct Deposit Service
Through  our  MoneyLine  Direct  Deposit  Service,  you can  have $25 or more in dividends and distributions  deposited  directly to your bank account.  Delaware
Investments  does not  charge a fee for this  service;  however,  your  bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our  Systematic  Withdrawal  Plan you can  arrange a regular  monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more,  you can make  withdrawals  of at least
$25 monthly,  or $75  quarterly.  You may also have your  withdrawals  deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable limited  contingent  deferred sales charge for Class A Shares and contingent  deferred  sales  charge  for  Class B and C  Shares  redeemed  via a
Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less  than  12% of the  account  balance  on the  date  that the Plan is established.  If the annual  amount  withdrawn  in any year  exceeds  12% of the account balance on the date that the Systematic  Withdrawal Plan is established, all  redemptions  under the Plan will be subjected to the applicable  contingent deferred sales charge,  including an assessment for previously  redeemed amounts under the Plan.

Frequent trading of Fund shares
The Fund discourages  purchases by market timers and purchase orders  (including the  purchase  side of exchange  orders) by  shareholders  identified  as market timers may be rejected.  The Fund's  Board of Trustees has adopted  policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its  shareholders,  such as market  timing.  The Fund will consider anyone  who  follows a  pattern  of  market  timing in any fund in the  Delaware
Investments  family or Optimum  Fund Trust to be a market timer and may consider anyone who has followed a similar  pattern of market  timing at an  unaffiliated fund family to be a market timer.

Market  timing  of  a  fund  occurs  when  investors  make  consecutive,  rapid, short-term  "roundtrips" -- that is,  purchases into a fund followed  quickly by redemptions  out of that fund. A short-term  roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares.  If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous  short-term  roundtrip in that fund,  you may be  considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term  roundtrips  to  include  rapid  purchases  and sales of Fund  shares through the exchange  privilege.  The Fund reserves the right to consider  other trading patterns to be market timing.

Your  ability to use the  Fund's  exchange  privilege  may be limited if you are identified as a market timer.  If you are identified as a market timer,  we will execute the  redemption  side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict,  reject or cancel,  without  prior  notice,  any purchase  order or exchange  order for any reason,  including  any  purchase  order  or  exchange  order  accepted  by  any
shareholder's   financial   intermediary   or  in  any   omnibus-type   account.
Transactions  placed in violation  of the Fund's  market  timing  policy are not necessarily  deemed  accepted by the Fund and may be cancelled or revoked by the
Fund on the next business day following receipt by the Fund.

Redemptions  will continue to be permitted in accordance with the Fund's current
Prospectus.  A redemption of shares under these circumstances could be costly to a  shareholder  if,  for  example,  the  shares  have  declined  in  value,  the shareholder  recently paid a front-end sales charge, the shares are subject to a
contingent   deferred   sales   charge  or  the  sale  results  in  adverse  tax
consequences.  To avoid this risk, a shareholder  should  carefully  monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund  reserves the right to modify this policy at any time  without  notice, including  modifications to the Fund's monitoring  procedures and the procedures to close accounts to new purchases.  Although the  implementation of this policy involves  judgments  that  are  inherently  subjective  and  may be  selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund's  shareholders.  While we will take  actions  designed to detect and prevent  market  timing,  there can be no assurance that such trading activity  will be  completely  eliminated.  Moreover,  the Fund's  market timing policy does not require the Fund to take action in response to frequent  trading activity.  If the Fund  elects not to take any action in  response  to  frequent trading, such frequent trading activity could continue.

Risks of market timing
By realizing  profits through  short-term  trading,  shareholders that engage in rapid  purchases and sales or exchanges of the Fund's shares dilute the value of shares held by  long-term  shareholders.  Volatility  resulting  from  excessive purchases  and sales or  exchanges of Fund shares,  especially  involving  large dollar amounts, may disrupt efficient portfolio management.  In particular,  the
Fund may have difficulty  implementing its long-term investment strategies if it is forced  to  maintain  a higher  level of its  assets  in cash to  accommodate significant  short-term  trading  activity.  Excessive  purchases  and  sales or exchanges  of the  Fund's  shares  may also  force  the  Fund to sell  portfolio securities at inopportune times to raise cash to accommodate  short-term trading activity.  This could adversely  affect the Fund's  performance if, for example, the Fund incurs  increased  brokerage  costs and  realization of taxable capital gains without attaining any investment advantage.

A fund that invests  significantly  in foreign  securities  may be  particularly susceptible to short-term trading strategies. This is because foreign securities are  typically  traded on  markets  that  close  well  before  the time the fund calculates its NAV (typically,  4:00 p.m. Eastern Time). Developments that occur between  the closing of the foreign  market and the fund's NAV  calculation  may affect the value of these foreign  securities.  The time zone differences  among international  stock  markets can allow a  shareholder  engaging in a short-term trading  strategy to exploit  differences in fund share prices that are based on closing  prices  of  foreign  securities  established  some  time  before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded,  traded infrequently or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately  reflect current market values.  A shareholder may seek to engage in  short-term  trading to take  advantage  of these  pricing differences.  Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities,  technology and other  specific  industry  sector  securities,  and in certain  fixed-income securities,  such as  high-yield  bonds,  asset-backed  securities  or municipal bonds.

Transaction   monitoring  procedures  The  Fund,  through  its  transfer  agent, maintains  surveillance  procedures  designed to detect  excessive or short-term trading in Fund shares. This monitoring process involves several factors,  which include  scrutinizing  transactions  in fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive  trading.  For purposes  of these  transaction  monitoring  procedures,  the Fund may  consider trading  activity  by  multiple  accounts  under  common  ownership,  control or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be  modified  from time to time to improve the  detection  of  excessive  or short-term  trading or to address other concerns.  Such changes may be necessary or appropriate,  for example, to deal with issues specific to certain retirement plans,  plan exchange  limits,  U.S.  Department of Labor  regulations,  certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus  account  arrangements  are common forms of holding  shares of the Fund, particularly among certain  brokers/dealers and other financial  intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to apply its monitoring procedures to these omnibus accounts and to the individual  participants in such accounts. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the  participant  level  and  at  the  omnibus  level,  up to  and  including termination of the omnibus account's authorization to purchase Fund shares.

Limitations on ability to detect and curtail market timing Shareholders  seeking to engage in market timing may employ a variety of strategies to avoid detection and,  despite the efforts of the Fund and its agents to detect  market timing in
Fund shares,  there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect  market  timing  attributable  to a  particular  investor  who effects  purchase,  redemption  and/or exchange  activity in Fund shares through omnibus  accounts.  The  difficulty  of detecting  market  timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions and taxes
Dividends and  Distributions.  The Fund has elected to be treated as a regulated investment  company  under  Subchapter  M of the  Internal  Revenue  Code.  As a regulated  investment company,  the Fund generally pays no federal income tax on the  income  and  gains  it  distributes  to you.  Dividends,  if any,  are paid quarterly  and  capital  gains,  if any,  are paid  annually.  The amount of any distribution  will vary,  and there is no guarantee  the Fund will pay either an income dividend or a capital gain  distribution.  We automatically  reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual  Statements.  Every January,  you will receive a statement that shows the tax status of  distributions  you  received  the  previous  year.  Distributions declared  in  December  but paid in January  are taxable as if they were paid in
December.  If the  Fund  later  determines  that  the  information  reported  to shareholders  for a year was  incorrect,  the Fund may be  required  to  provide shareholders  with an amended  information  statement  (Form  1099-DIV) for such year.  This might cause  shareholders  that had filed a U.S.  federal income tax return for that year to have to amend their  return and pay  additional  tax and interest on any underpayment for such year.

Avoid "Buying A Dividend."  If you invest in the Fund shortly  before the record date of a taxable  distribution,  the  distribution  will lower the value of the
Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax  Considerations.   In  general,   if  you  are  a  taxable  investor,   Fund
distributions  are taxable to you at either ordinary income or capital gains tax rates.  This is true whether you reinvest your  distributions in additional Fund shares or receive them in cash.

For federal income tax purposes,  Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund  distributions of long-term capital gains are taxable to you as long-term  capital gains no matter how long you have owned your shares. A portion of income  dividends  designated by the Fund may be qualified  dividend income  eligible for taxation by individual  shareholders at long-term  capital gain rates provided  certain holding period  requirements are met.

A sale or  redemption  of Fund  shares is a taxable  event and,  accordingly,  a capital gain or loss may be  recognized.  For tax purposes,  an exchange of your
Fund shares for shares of a different Fund is the same as a sale.

Fund  distributions  and gains  from the sale or  exchange  of your Fund  shares generally  are  subject  to state and local  taxes.  Non-U.S.  investors  may be subject to U.S.  withholding  or estate tax, and are subject to special U.S. tax certification requirements.

This  discussion  of  "Dividends,  distributions  and taxes" is not  intended or written to be used as tax advice.  Because  everyone's  tax situation is unique, you should consult your tax professional about federal,  state, local or foreign tax consequences before making an investment in the Fund.

Certain management considerations

Investments by fund of funds and similar investment vehicles
The Fund may accept investments from funds of funds,  including those within the
Delaware Investments family, as well as from similar investment  vehicles,  such as 529 Plans.  A "529 Plan" is a college  savings  program that  operates  under section  529 of the  Internal  Revenue  Code.  From  time to time,  the Fund may experience  large  investments or redemptions due to allocations or rebalancings by  these  funds  of  funds  and/or  similar  investment  vehicles.  While it is impossible to predict the overall impact of these  transactions over time, there could be adverse effects on portfolio  management.  For example, the Fund may be required to sell  securities or invest cash at times when it would not otherwise do so. These  transactions  could have tax  consequences  if sales of securities result  in  gains,  and  could  also  increase  transaction  costs or  portfolio turnover.  The manager will monitor  transactions by the funds of funds and will attempt to minimize any adverse  effects on both the Fund and the funds of funds as a result of these transactions.

Manager of managers structure

At a shareholder  meeting held on March 23, 2005 (or as  adjourned),  the Fund's shareholders  approved a  "manager  of  managers"  structure  that would  permit
Delaware  Management  Company,  the Fund's  investment  advisor,  to appoint and
replace  sub-advisors,   enter  into  sub-advisory  agreements,  and  amend  and
terminate  sub-advisory  agreements  with respect to the Fund,  subject to Board approval but without shareholder approval (the "Manager of Managers Structure").
While Delaware  Management  Company does not currently expect to use the Manager of Managers Structure with respect to the Fund, Delaware Management Company may, in the future, recommend to the Fund's Board the establishment of the Manager of
Managers  Structure by  recommending  the hiring of one or more  sub-advisors to manage all or a portion of the Fund's  portfolio  if it  believes  that doing so would be likely to enhance the Fund's  performance  by  introducing  a different investment style or focus.

The ability to implement the Manager of Managers  Structure  with respect to the
Fund is  contingent  upon  the  receipt  of an  exemptive  order  from  the U.S.
Securities and Exchange  Commission (the "SEC") or the adoption of a rule by the
SEC authorizing the implementation of the Manager of Managers Structure. The use of the Manager of Managers  Structure with respect to the Fund may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Fund's  application for an exemptive order or adopt such a rule.

The Manager of Managers  Structure would enable the Fund to operate with greater efficiency  and  without  incurring  the  expense  and  delays  associated  with obtaining  shareholder  approval  of  sub-advisory  agreements.  The  Manager of
Managers Structure would not permit investment  management fees paid by the Fund to be  increased  without  shareholder  approval or change  Delaware  Management
Company's  responsibilities to the Fund, including Delaware Management Company's responsibility for all advisory services furnished by a sub-advisor.

The Financial  highlights  tables are intended to help you understand the Fund's financial  performance.  All "per share" information  reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report,  along with the Fund's  financial  statements,  is included in the
Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                       Class A

Delaware REIT Fund                                   2005       2004        2003       2002       2001

                                                  $21.140     $17.400    $14.170    $14.270    $13.460
Net asset value, beginning of period
Income from investment operations:
Net investment income(1)                            0.441      0.445       0.617      0.517      0.594
Net realized and unrealized gain on
investments                                         2.101      4.333       3.531      0.399      0.776
                                                  -------     ------     -------    -------    -------
Total from investment operations                    2.542      4.778       4.148      0.916      1.370
                                                  -------     ------     -------    -------    -------
Less dividends and distributions from:
                                                   (0.435)    (0.544)     (0.566)    (0.593)    (0.560)
Net investment income (loss)
Net realized gain (loss) on
investments                                        (1.857)    (0.494)     (0.352)    (0.423)         -
                                                  -------     ------     -------    -------    -------
Total dividends and distributions                  (2.292)    (1.038)     (0.918)    (1.016)    (0.560)
                                                  -------     ------     -------    -------    -------
Net asset value, end of period                    $21.390    $21.140     $17.400    $14.170    $14.270
                                                  =======    =======     =======    =======    =======
Total return(2)                                     12.27%     28.43%      30.59%      6.17%     10.27%
Ratios and supplemental data
Net assets, end of period (000 omitted)          $285,579   $308,100    $253,995   $163,432    $62,869
Ratio of expenses to average net assets              1.34%      1.40%       1.40%      1.38%      1.29%
Ratio of expenses to average net assets
prior to expense limitation and
expenses paid indirectly                             1.39%      1.58%       1.59%      1.38%      1.35%
Ratio of net investment income to
average net assets                                   2.07%      2.35%       4.06%      3.39%      4.14%
Ratio of net investment income to
average net assets prior to expense
limitation and expenses paid indirectly              2.02%      2.17%       3.87%      3.39%      4.08%
Portfolio turnover                                     37%        43%         48%        65%        61%

                                                                       Class B

Delaware REIT Fund                                  2005         2004        2003        2002         2001

                                                 $21.120      $17.380     $14.170     $14.260      $13.460
Net asset value, beginning of period
Income from investment operations:
Net investment income(1)                           0.281        0.302       0.502       0.404        0.498
Net realized and unrealized gain on
investments                                        2.089        4.338       3.518       0.402        0.765
                                                 -------      -------     -------     -------      -------
Total from investment operations                   2.370        4.640       4.020       0.806        1.263
                                                 -------      -------     -------     -------      -------
Less dividends and distributions from:
                                                 (0.273)       (0.406)     (0.458)     (0.473)      (0.463)
Net investment income (loss)

Net realized gain (loss) on
investments                                       (1.857)      (0.494)     (0.352)     (0.423)           -
                                                 -------      -------     -------     -------      -------
Total dividends and distributions                              (0.900)     (0.810)     (0.896)
                                                 -------      -------     -------     -------      -------
Net asset value, end of period                   $21.360      $21.120     $17.380     $14.170      $14.260
                                                 =======      =======     =======     =======      =======
Total return(2)                                    11.39%       27.54%      29.53%       5.43%        9.44%
Ratios and supplemental data
Net assets, end of period
(000 omitted)                                    $72,917      $85,009     $72,331     $57,824      $29,423
Ratio of expenses to average net
assets                                              2.09%        2.15%       2.15%       2.13%        2.04%
Ratio of expenses to average net
assets prior to expense limitation and
expenses paid indirectly                            2.09%        2.28%       2.30%       2.13%        2.10%
Ratio of net investment income to
average net assets                                  1.32%        1.60%       3.31%       2.64%        3.39%
Ratio of net investment income to
average net assets prior to expense
limitation and expenses
paid indirectly                                     1.32%        1.47%       3.16%       2.64%        3.33%
Portfolio turnover                                    37%          43%         48%         65%          61%

(1)  The  average  shares  outstanding  method  has been  applied  for per share information.

(2)  Total  investment  return is based on the  change  in net asset  value of a
     share  during  the  period  and  assumes   reinvestment  of  dividends  and
     distributions at net asset value and does not reflect the impact of a sales charge.  Total  investment  return reflects a waiver and payment of fees by the manager and  distributor,  as applicable.  Performance  would have been lower had the expense limitation not been in effect.

                                                                       Class C

Delaware REIT Fund                                 2005          2004        2003        2002          2001

Net asset value, beginning of period             $21.120      $17.380     $14.170      $14.260      $13.460

Income from investment operations:
Net investment income(2)                           0.281        0.302       0.502        0.404        0.504
Net realized and unrealized gain on
investments                                        2.099        4.338       3.518        0.402        0.759
                                                 -------      -------     -------      -------      -------
Total from investment operations                   2.380        4.640       4.020        0.806        1.263
                                                 -------      -------     -------      -------      -------
Less dividends and distributions from:
Net investment income (loss)                      (0.273)      (0.406)     (0.458)      (0.473)      (0.463)
Net realized gain (loss) on
investments                                       (1.857)      (0.494)     (0.352)      (0.423)           -
                                                 -------      -------     -------      -------      -------
Total dividends and distributions                 (2.130)      (0.900)     (0.810)      (0.896)      (0.463)
                                                 -------      -------     -------      -------      -------
Net asset value, end of period                   $21.370      $21.120     $17.380      $14.170      $14.260
                                                 =======      =======     =======      =======      =======
Total return(3)                                    11.44%       27.54%      29.53%        5.43%        9.44%
Ratios and supplemental data
Net assets, end of period (000 omitted)          $70,860      $73,040     $58,206      $38,581      $16,326
Ratio of expenses to average net assets             2.09%        2.15%       2.15%        2.13%        2.04%
Ratio of expenses to average net assets
prior to expense limitation and expenses
paid indirectly                                     2.09%        2.28%       2.30%        2.13%        2.10%
Ratio of net investment income (loss) to
average net assets                                  1.32%        1.60%       3.31%        2.64%        3.39%
Ratio of net investment income (loss) to
average net assets prior to expense
limitation and expenses paid indirectly             1.32%        1.47%       3.16%        2.64%        3.33%
Portfolio turnover                                    37%          43%         48%          65%          61%

                                                                    Class R

                                                 Year Ended      Year Ended     Period 6/02/03(1)
                                                      10/31           10/31           to
Delaware REIT Fund                                     2005            2004         10/31/03

Net asset value, beginning of period                $21.130         $17.400       $15.620

Income from investment operations:
Net investment income(2)                              0.373           0.377           0.331
Net realized and unrealized gain on
investments                                           2.097           4.341           1.683
                                                    -------         -------       ---------
Total from investment operations                      2.470           4.718           2.014
                                                    -------         -------       ---------
Less dividends and distributions from:
Net investment income (loss)                         (0.353)         (0.494)         (0.234)
Net realized gain (loss) on
investments                                          (1.857)         (0.494)              -
                                                    -------         -------       ---------
Total dividends and distributions                    (2.210)         (0.988)         (0.234)
                                                    -------         -------       ---------
Net asset value, end of period                      $21.390         $21.130         $17.400
                                                    =======         =======       =========
Total return(3)                                       11.90%          28.04%          13.02%
Ratios and supplemental data
Net assets, end of period (000 omitted)              $4,168          $2,035            $353
Ratio of expenses to average net assets                1.66%           1.75%           1.75%
Ratio of expenses to average net assets
prior to expense limitation and expenses
paid indirectly                                        1.69%           1.88%           1.98%
Ratio of net investment income (loss) to
average net assets                                     1.75%           2.00%           4.75%
Ratio of net investment income (loss) to
average net assets prior to expense
limitation and expenses paid indirectly                1.72%           1.87%           4.52%
Portfolio turnover                                       37%             43%             48%

(1)  Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2)  The  average  shares  outstanding  method  has been  applied  for per share information.

(3)  Total  investment  return is based on the  change  in net asset  value of a
     share  during  the  period  and  assumes   reinvestment  of  dividends  and
     distributions at net asset value and does not reflect the impact of a sales charge.  Total  investment  return reflects a waiver and payment of fees by the manager and  distributor,  as applicable.  Performance  would have been lower had the expense limitation not been in effect.

How to read the Financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit,  while a realized loss occurs when we sell an investment at a loss.  When an investment  increases or  decreases  in value but we do not sell it, we record an  unrealized  gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions-- From Net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share,  calculated by dividing the net assets by the number of shares outstanding.

Total return
This  represents  the rate  that an  investor  would  have  earned or lost on an investment in a fund. In  calculating  this figure for the financial  highlights table,  we include  applicable  fee waivers,  exclude  front-end and  contingent deferred sales charges,  and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets  represent  the total value of all the assets in a fund's  portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the  percentage of net assets that a fund pays annually for operating  expenses and management fees.  These expenses include  accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment  income (loss) by average net assets.

Portfolio turnover rate
This figure tells you the amount of trading  activity in a fund's  portfolio.  A turnover rate of 100% would occur if, for example, a fund bought and sold all of the  securities  in its  portfolio  once in the  course of a year or  frequently traded a single  security.  A high rate of  portfolio  turnover  in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

Glossary

How to use this glossary

This glossary  includes  definitions of investment terms, many of which are used throughout  the  Prospectus.  If you  would  like  to  know  the  meaning  of an investment term that is not explained in the text, please check the glossary.

Amortized cost
Amortized  cost is a method used to value a  fixed-income  security  that starts with the face value of the security  and then adds or subtracts  from that value depending  on whether the  purchase  price was greater or less than the value of the  security  at  maturity.  The  amount  greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the  individual  bonds and other  debt  securities  held in a portfolio will mature.

Bond
A debt security,  like an IOU,  issued by a company,  municipality or government agency.  In return for  lending  money to the  issuer,  a bond  buyer  generally receives fixed periodic  interest payments and repayment of the loan amount on a specified  maturity date. A bond's price changes prior to maturity and typically is inversely  related to current interest rates.  When interest rates rise, bond prices fall,  and when interest rates fall,  bond prices rise. See  Fixed-income securities.

Bond ratings
Independent  evaluations  of  creditworthiness,  ranging from  Aaa/AAA  (highest quality) to D (lowest  quality).  Bonds rated  Baa/BBB or better are  considered investment  grade.  Bonds rated Ba/BB or lower are commonly known as junk bonds.
See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund  shareholders of profits  (realized gains) from the sale of a fund's  portfolio  securities.  Usually  paid  once a year;  may be  either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement  of U.S.  inflation;  represents  the price of a basket of  commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some  mutual  funds when  shares are  redeemed  (sold back to the fund)  within a set number of years;  an  alternative  method for  investors  to compensate a financial  advisor for advice and service,  rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See Bond.

Cost basis
The original purchase price of an investment,  used in determining capital gains and losses.

Currency exchange rates
The price at which one country's currency can be converted into another's.  This exchange  rate  varies  almost  daily  according  to a wide range of  political, economic and other factors.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading  investments  among a number of  different  securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund  shareholders of dividends  passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income  investment's  price volatility.  The larger the number,  the  greater  the likely  price  change for a given  change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices,  staff,  equipment and expenses related to maintaining the fund's portfolio of securities and  distributing  its shares.  They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker,  accountant,  planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities,  the money you originally invested is paid back at a  pre-specified  maturity date.  These  securities,  which include  government, corporate or municipal bonds, as well as money market securities,  typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
The  increase in the cost of goods and  services  over time.  U.S.  inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective,  such as long-term capital growth or high current income,  that a mutual fund pursues.

Management fee
The  amount  paid by a mutual  fund to the  investment  advisor  for  management services,  expressed as an annual  percentage  of the fund's  average  daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share  of  common  stock by the  number  of  shares  held by  shareholders.  A corporation with one million shares  outstanding and a market price per share of
$10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying  loan principal to bondholders.

NAREIT Equity REIT Index
The NAREIT  Equity REIT Index is a benchmark  of real estate  investment  trusts that invest in many types of U.S. property.

NASD
The National  Association of Securities Dealers,  Inc., which is responsible for regulating the securities industry.

Nationally recognized statistical ratings organization  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal  short-term issues,  rating the probability that the issuer of the debt will meet the scheduled  interest  payments and repay the principal. Ratings are published by such companies as Moody's Investors Service,
Inc. (Moody's), Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
(S&P) and Fitch, Inc. (Fitch).

Net asset value (NAV)
The daily  dollar  value of one mutual fund share.  Equal to a fund's net assets divided by the number of shares outstanding.

Net assets
The total value of all the assets in a fund's portfolio less any liabilities.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price-to-earnings ratio (P/E)
A measure of a stock's value  calculated by dividing the current market price of a share of stock by its annual  earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount  of money you  invest  (also  called  capital).  Also  refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The  official  offering  document  that  describes  a  mutual  fund,  containing information  required  by the  SEC,  such as  investment  objectives,  policies, services and fees.

Real estate investment trusts (REITs)
A real estate  investment  trust is a company that is usually  traded  publicly, that manages a portfolio of real estate to make profits for shareholders.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally  defined as variability of value;  also credit risk,  inflation  risk, currency and interest rate risk.  Different  investments involve different types and degrees of risk.

Sales charge
A commission  that is charged on the purchase or  redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate financial advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal  agency  established  by Congress to administer  the laws  governing the securities industry, including mutual fund companies.

Share classes
Different  classifications of shares.  Mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification  by a bank,  brokerage firm or other financial  institution that a customer's  signature is valid.  Signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's  volatility;  for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
A document that provides more detailed  information about a fund's organization, management, investments, policies and risks.

Stock
An investment  that  represents a share of ownership  (equity) in a corporation.
Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement,  expressed as a percentage,  based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide  special tax  advantages and a simple way to transfer property to a minor.

Volatility
The tendency of an investment to go up or down in value by different magnitudes.
Investments  that  generally go up or down in value in relatively  small amounts are considered "low  volatility"  investments,  whereas those  investments  that generally  go up or down in value in  relatively  large  amounts are  considered
"high volatility" investments.

Delaware REIT Fund  Additional  information  about  the  Fund's  investments  is available  in the Fund's  annual and  semiannual  reports to shareholders.  In the Fund's shareholder  reports,  you will find a discussion of the market  conditions  and  investment
                    strategies   that   significantly    affected   the   Fund's
                    performance during the period covered by the report. You can
                    find  more  information   about  the  Fund  in  the  current
                    Statement of  Additional  Information  (SAI),  which we have
                    filed   electronically  with  the  Securities  and  Exchange
                    Commission  (SEC)  and  which  is  legally  a part  of  this
                    Prospectus (it is incorporated by reference).  If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions  about investing in the Fund, you can
                    write  to  us  at  2005  Market  Street,  Philadelphia,   PA
                    19103-7094,  or call toll-free 800 523-1918.  The Fund's SAI and annual and semiannual  reports to shareholders  are also available,  free of charge,  through the fund's internet Web
                    site    (www.delawareinvestments.com).    You   may   obtain
                    additional  information  about the Fund from your  financial advisor.

                    You can find reports and other information about the Fund on the EDGAR  Database on the SEC Web site  (www.sec.gov).  You can also get copies of this information,  after payment of a duplicating fee, by e-mailing the SEC at  publicinfo@sec.gov or by writing to the  Public  Reference  Section of the SEC,
                    Washington,  D.C.  20549-0102.  Information  about the Fund, including  its SAI,  can be reviewed and copied at the SEC's
                    Public  Reference  Room  in  Washington,  D.C.  You  can get
                    information on the Public  Reference Room by calling the SEC at 202 942-8090.

                    Web site
                    www.delawareinvestments.com

                    E-mail
                    service@delinvest.com

                    Shareholder Service Center
                    800 523-1918
                    Call the Shareholder Service Center Monday to Friday, 8 a.m.
                    to 7 p.m. Eastern Time:

                    o    For fund  information,  literature,  price,  yield  and
                         performance figures.

                    o    For information on existing regular investment accounts
                         and   retirement    plan   accounts    including   wire
                         investments,  wire redemptions,  telephone  redemptions
                         and telephone exchanges.

                    Delaphone Service
                    800 362-FUND (800 362-3863)
                    o    For convenient access to account information or current
                         performance  information  on all  Delaware  Investments
                         Funds  seven  days a week,  24  hours a day,  use  this
                         Touch-Tone(R)service.

                    Delaware REIT Fund
                                           CUSIP               NASDAQ
                    Class A              246248868              DPREX
                    Class B              246248819              DPRBX
                    Class C              246248793              DPRCX
                    Class R              246248561              DPRRX

                    Investment Company Act file number: 811-6322

PR-095 [--] IVES 02/05

VALUE EQUITY                                DELAWARE
                                            INVESTMENTS(R)
                                            A Member of Lincoln Financial Group

Prospectus        FEBRUARY 28, 2006

                  DELAWARE REIT FUND
                  INSTITUTIONAL CLASS

The  Securities and Exchange  Commission  has not approved or disapproved  these
securities   or  passed  upon  the   accuracy  of  this   Prospectus,   and  any
representation to the contrary is a criminal offense.

Fund profile                                                 page
Delaware REIT Fund

How we manage the Fund                                       page
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund
Disclosure of portfolio holdings information

Who manages the Fund                                         page
Investment manager
Portfolio managers
Who's who?

About your account                                           page
Investing in the Fund
How to buy shares
Fair valuation
How to redeem shares
Account minimum
Frequent trading of Fund shares
Dividends, distributions and taxes

Certain management considerations                            page

Financial highlights                                         page

Glossary                                                     page

Profile: Delaware REIT Fund

What are the Fund's goals?

The  Delaware  REIT Fund seeks  maximum  long-term  total  return,  with capital appreciation as a secondary objective. Although the Fund will strive to meet its goals, there is no assurance that it will.

What are the Fund's main investment strategies?

Delaware  REIT Fund  primarily  invests  in  securities  of  companies  that are principally engaged in the real estate industry. Under normal circumstances, the
Fund will  invest at least 80% of its net assets in  investments  of real estate investment trusts (the "80% policy").

In managing the Delaware  REIT Fund  portfolio,  we strive to include REITs that represent  a variety of  different  sectors in the real estate  industry.  As we consider  individual REITs for the portfolio,  we carefully evaluate each REIT's management team. We generally look for those that:

o    retain a substantial portion of the properties' cashflow;
o    effectively use capital to expand;
o    have a strong ability to raise rents; and
o    can create a franchise value for the REIT.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest.  Over time, the value of your investment in the Fund will  increase  and  decrease  according to changes in the value of the securities in the Fund's portfolio.

Because we concentrate our investments in the real estate industry, the Fund may be subject to certain risks  associated with direct ownership of real estate and with the real estate industry in general.  Its investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. If the Fund holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings,  its tax status as a regulated  investment company  could  be  jeopardized.  The Fund is also  affected  by  interest  rate changes,  particularly if the real estate  investment  trusts we are holding use floating rate debt to finance their ongoing operations.

Delaware  REIT  Fund is  considered  "non-diversified"  under  federal  laws and regulations  that govern mutual funds.  That means the Fund may allocate more of its net assets to investments in single  securities than a  "diversified"  fund.
Thus,  adverse  effects  on an  investment  held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risks.

For a more complete  discussion  of risk,  please see "The risks of investing in the Fund" on page [__].

The  Fund's  80%  policy  described  above may be  changed  without  shareholder approval. However,  shareholders would be given at least 60 days notice prior to any such change.

An  investment  in the Fund is not a deposit  of any bank and is not  insured or guaranteed  by the Federal  Deposit  Insurance  Corporation  (FDIC) or any other government agency.

Who should invest in the Fund?
     o    Investors seeking a high level of long-term total return.
     o    Investors   willing  to  invest  in  equity  securities  of  companies principally engaged in the real estate industry.
     o    Investors  seeking  to  diversify  their  equity  holdings  by  adding exposure to the real estate markets.

Who should not invest in the Fund?
     o    Investors  unwilling  to  accept  the risks of  investing  in the real estate industry as well as in a non-diversified fund.
     o    Investors  who are  unwilling  to  accept  that  the  value  of  their investment  may  fluctuate,  sometimes  significantly,  over the short term.

You  should  keep  in mind  that an  investment  in the  Fund is not a  complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be sure to discuss  this Fund with your  financial  advisor to determine whether it is an appropriate choice for you.

How has the Delaware REIT Fund performed?

This bar chart and table can help you  evaluate  the risks of  investing  in the
Fund. We show how annual returns for the Fund's  Institutional Class shares have varied over the past eight calendar years, as well as the average annual returns of the Institutional  shares for one-year,  five-year and lifetime periods.  The
Fund's  past  performance  (before  and  after  taxes)  is  not  necessarily  an indication  of how it will perform in the future.  The returns  reflect  expense caps in effect during  certian  periods.  The returns would be lower without the expense caps.

[GRAPHIC  OMITTED:  BAR CHART  SHOWING YEAR BY YEAR TOTAL RETURN  (INSTITUTIONAL
CLASS)]

Year-by-year total return (Institutional Class)

        Delaware REIT Fund

1998       -12.09%
1999        -2.57%
2000        32.83%
2001         8.80%
2002         4.20%
2003        34.07%
2004        31.41%
2005         6.78%

During the periods illustrated in this bar chart,  Institutional  Class' highest quarterly  return was 14.67% for the  quarter  ended  December  31, 2004 and its lowest return was -8.93% for the quarter ended September 30, 1998.

                              Average annual returns for periods ending 12/31/05

------------------------------------------ ---------- ----------- ------------
                                                                     Lifetime
                                                                   (Inception
                                              1 year     5 years    11/11/97)
------------------------------------------ ---------- ----------- ------------
Return before taxes                            6.78%      16.36%       12.18%
------------------------------------------ ---------- ----------- ------------
Return after taxes on distributions            3.68%      13.83%        9.33%
------------------------------------------ ---------- ----------- ------------
Return after taxes on distributions
   and sale of Fund shares                     7.21%      13.21%        9.05%
------------------------------------------ ---------- ----------- ------------
NAREIT Equity REIT Index
   (reflects no deduction for
    fees, expenses or taxes)                  12.16%      19.08%       11.65%(1)
------------------------------------------ ---------- ----------- ------------

The Fund's  returns above are compared to the  performance  of the NAREIT Equity
REIT Index.  You should  remember that,  unlike the Fund, the index is unmanaged and does not reflect the actual costs of  operating a mutual  fund,  such as the costs of buying, selling and holding securities.

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual  retirement accounts.  The after-tax returns shown are calculated using the highest  individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes.  The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g.,  qualified vs. non-qualified  dividends) and may be
different  than  the  final  tax   characterization   of  such  elements.   Past
performance, both before and after taxes, is not a guarantee of future results.

(1)  The NAREIT Equity REIT Index reports returns on a monthly basis.  The chart above reflects the return from November 30, 1997 through December 31, 2005.

What are the Fund's fees and expenses?

----------------------------------------- --------------------------------------------- ---------
You do not pay sales charges directly     Maximum sales charge (load) imposed               None
from your investments when you buy        on purchases as a percentage of
or sell shares of the                     offering price
Institutional Class.
                                          --------------------------------------------- ---------
                                          Maximum contingent deferred sales charge
                                          (load) as a percentage of original
                                          purchase price or redemption price,
                                          whichever is lower                                None
                                          --------------------------------------------- ---------
                                          Maximum sales charge (load) imposed on
                                          reinvested dividends                              None
                                          --------------------------------------------- ---------
                                          Redemption fees                                   None
                                          --------------------------------------------- ---------
                                          Exchange fees(1)                                  None

----------------------------------------- --------------------------------------------- ---------
Annual fund operating expenses are        Management fees                                  0.74%
deducted from the Fund's assets.
                                          --------------------------------------------- ---------
                                          Distribution and service (12b-1) fees             None
                                          --------------------------------------------- ---------
                                          Other expenses                                   0.35%
                                          --------------------------------------------- ---------
                                          Total operating expenses                         1.09%

----------------------------------------- --------------------------------------------- ---------
This example is intended to help you      1 year                                            $111
compare the cost of investing in the      --------------------------------------------- ---------
Fund to the cost of investing in other    3 years                                           $347
mutual funds with similar investment      --------------------------------------------- ---------
objectives.  We show the cumulative       5 years                                           $601
amount of Fund expenses on a hypothetical --------------------------------------------- ---------
investment of $10,000 with an annual 5%   10 years                                        $1,329
return over the time shown.(2)  This      --------------------------------------------- ---------
example assumes that the Fund's total
operating expenses remain unchanged in
each of the periods we show.  This is
an example only, and does not represent
future expenses, which may be greater
or less than those shown here.

----------------------------------------- --------------------------------------------- ---------

(1)  Exchanges  are  subject to the  requirements  of each fund in the  Delaware
     Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2)  The  Fund's  actual  rate  of  return  may be  greater  or  less  than  the hypothetical 5% return we use here.

How we manage the Fund

Our investment strategies

We research  individual  companies and analyze  economic and market  conditions, seeking to identify  the  securities  or market  sectors that we believe are the best  investments  for the  Fund.  The  following  are  descriptions  of how the portfolio management team pursues the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The  Delaware  REIT Fund  strives to achieve  maximum  long-term  total  return.
Capital  appreciation  is a  secondary  objective.  We invest in  securities  of companies  principally  engaged  in  the  real  estate  industry.  Under  normal circumstances,  the  Fund  will  invest  at  least  80% of  its  net  assets  in investments  of REITs.  The Fund may also  invest in equity  securities  of real estate industry operating companies known as REOCs.

We do not normally acquire securities for short-term  purposes;  however, we may take advantage of short-term  opportunities  that are consistent with the Fund's investment objectives.

Delaware REIT Fund's investment objectives are non-fundamental.  This means that the Board of Trustees may change the objectives  without  obtaining  shareholder approval.  If the objectives were changed, we would notify shareholders at least
60 days before the change in the objectives became effective.

The securities we typically invest in

Stocks offer  investors the potential for capital  appreciation.  Certain stocks that we invest in may pay dividends as well.

------------------------------------------------ ----------------------------------------
                Securities                                   How we use them
------------------------------------------------ ----------------------------------------
Real estate investment trusts: A company,        We may invest without limit in shares
usually traded publicly, that manages a          of REITs.
portfolio of real estate to earn profits for
shareholders.

REITs are generally classified as equity REITs,
mortgage REITs or a combination of equity and
mortgage REITs.  Equity REITs invest the
majority of their assets directly in real
property, derive income primarily from the
collection of rents and can realize capital
gains by selling properties that have
appreciated in value.  Mortgage REITs invest
the majority of their assets in real estate
mortgages and derive income from the collection
of interest payments. By investing in REITs
indirectly through the Fund, a shareholder
bears a proportionate share of the expenses of
a fund and indirectly shares similar expenses
of the REITs.

------------------------------------------------ ----------------------------------------
Real estate industry operating companies         We may invest without limit in REOCs.
(REOCs): We consider a REOC to be a company
that derives at least 50% of its gross revenues
or net profits from: (1) Ownership,
development, construction, financing,
management or sale of commercial, industrial or
residential real estate, (2) Products or
services related to the real estate industry,
such as building supplies or mortgage servicing.

------------------------------------------------ ----------------------------------------
Foreign securities and American Depositary       The Fund's investments may from time to
Receipts:                                        time include sponsored or unsponsored
Securities of foreign entities issued directly   ADRs that are actively traded in the
or, in the case of American Depositary Receipts  United States.
(ADRs), through a U.S. bank.  ADRs represent
the bank's holdings of a stated number of        We may invest up to 10% of the Fund's
shares of a foreign corporation.  An ADR         net assets in securities of foreign
entitles the holder to all dividends and         issuers.
capital gains earned by the underlying foreign
shares. ADRs are typically bought and sold on
U.S. securities exchanges in the same way as
other U.S. securities.  Sponsored ADRs are
issued jointly by the issuer of the underlying
security and the depositary, and unsponsored
ADRs are issued by the depositary without the
participation of the issuer of the underlying
security.

------------------------------------------------ ----------------------------------------
Options and futures: Options represent a right   If we have stocks that have unrealized
to buy or sell a security or group of            gains, we may want to protect those
securities at an agreed upon price at a future   gains when we anticipate adverse
date. The purchaser of an option may or may not  conditions.  We might use options or
choose to go through with the transaction; the   futures to neutralize the effect of any
seller must go through with the transaction.     price declines, without selling the
                                                 security.  We might also use options or
Writing a call option on a security obligates    futures to gain exposure to a
the owner of the security to sell it at an       particular market segment without
agreed upon price on an agreed upon date         purchasing individual securities in
(usually no more than nine months in the         that segment.  We might use this
future).  The owner of the security receives a   approach if we had excess cash that we
premium payment from the purchaser of the call,  wanted to invest quickly.
but if the security appreciates to a price
greater than the agreed upon selling price, the  We might use covered call options if we
Fund would lose out on those gains.  A call      believe that doing so would help the
option written by the Fund is "covered" if the   Fund to meet its investment objectives.
Fund owns the security underlying the option or
has an absolute and immediate right to acquire   Use of these strategies can increase
that security without additional cash            the operating costs of the Fund and can
consideration.                                   lead to loss of principal.

Futures contracts are agreements for the
purchase or sale of securities at a specified
price, on a specified date.  Unlike an option,
a futures contract must be executed unless it
is sold before the settlement date.

Options and futures are generally considered to
be derivative securities.

------------------------------------------------ ----------------------------------------
Repurchase agreements: An agreement between a    Typically, we use repurchase agreements
buyer of securities, such as the Fund, and a     as a short-term investment for our cash
seller of securities, in which the seller        position. In order to enter into
agrees to buy the securities back within a       repurchase agreements, the Fund must
specified time at the same price the buyer paid  have collateral of 102% of the
for them, plus an amount equal to an agreed      repurchase price. Except when we
upon interest rate. Repurchase agreements are    believe a temporary defensive approach
often viewed as equivalent to cash.              is appropriate, the Fund will not hold
                                                 more than 5% of its total assets in
                                                 cash or other short-term investments.
                                                 All short-term investments will be
                                                 rated AAA by Standard & Poor's or Aaa
                                                 by Moody's Investors Service or if
                                                 unrated, be of comparable quality,
                                                 based on our evaluation.  The Fund will
                                                 only enter into repurchase agreements
                                                 in which the collateral is U.S.
                                                 government securities.

------------------------------------------------ ----------------------------------------
Restricted securities: Privately placed          We may invest in privately placed
securities whose resale is restricted under      securities, including those that are
U.S. securities laws.                            eligible for resale only among certain
                                                 institutional buyers without
                                                 registration, commonly known as "Rule
                                                 144A Securities."  Restricted
                                                 securities that are determined to be
                                                 illiquid may not exceed the Fund's 15%
                                                 limit on illiquid securities which is
                                                 described below.   We may invest
                                                 without limitation in Rule 144A
                                                 Securities that are deemed to be liquid.

------------------------------------------------ ----------------------------------------
Illiquid securities: Securities that do not      We may invest up to 15% of the Fund's
have a ready market, and cannot be sold within   net assets in illiquid securities.
seven days at approximately the price at which
a fund has valued them.

------------------------------------------------ ----------------------------------------

The  Delaware  REIT Fund may also invest in  convertible  securities,  including enhanced convertible  securities,  as well as mortgage-backed  securities,  U.S.
government  securities  and zero coupon bonds.  The Fund may invest a portion of its net assets in foreign  securities  directly.  Please  see the  Statement  of
Additional Information (SAI) for additional descriptions and risk information on these  securities  as well as those  listed  in the  table  above.  You can find additional  information  about the  investments  in the Fund's  portfolio in the annual or semi-annual shareholder reports.

Lending securities
The Fund may lend up to 25% of its  assets to  qualified  brokers,  dealers  and
institutional  investors  for  use  in  their  securities  transactions.   These
transactions may generate additional income for the Fund.

Borrowing from banks
The Fund may borrow  money from banks as a temporary  measure for  extraordinary purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result,  borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions
For temporary defensive  purposes,  we may hold a substantial part of the Fund's assets in cash or cash  equivalents.  To the  extent  that the Fund  holds  such instruments, it may be unable to achieve its investment objectives.

Purchasing securities on a when-issued or delayed delivery basis
The Fund may buy or sell securities on a when-issued or delayed  delivery basis;
that is, paying for  securities  before  delivery or taking  delivery at a later date. The Fund will designate cash or securities in amounts  sufficient to cover its obligations, and will value the designated assets daily.

The risks of investing in the Fund

Investing  in any mutual fund  involves  risk,  including  the risk that you may receive little or no return on your  investment,  and the risk that you may lose part or all of the money you invest.  Before you invest in the Fund,  you should carefully  evaluate  the risks.  Because  of the nature of the Fund,  you should consider your investment to be a long-term  investment  that typically  provides the best results when held for a number of years.  The table below describes the chief risks you assume when investing the Delaware REIT Fund. Please see the SAI for further discussion of these risks and other risks not discussed here.

---------------------------------------- ---------------------------------------------------
                 Risks                              How we strive to manage them
---------------------------------------- ---------------------------------------------------
Market risk is the risk that all or a    We maintain a long-term investment approach and
majority of the securities in a certain  focus on securities we believe can appreciate
market - like the stock or bond market   over an extended time frame regardless of interim
- will decline in value because of       market fluctuations. We do not try to predict
factors such as economic conditions,     overall market movements.  Although we may hold
future expectations or investor          securities for any amount of time, we generally
confidence.                              do not trade for short-term purposes.

                                         We may hold a substantial part of the Fund's
                                         assets in cash or cash equivalents as a
                                         temporary, defensive strategy.

---------------------------------------- ---------------------------------------------------
Industry and security risk:  Industry    In Delaware REIT Fund we hold a number of different
risk is the risk that the value of       individual securities, seeking to manage security
securities in a particular industry      risk. However, we do concentrate
will decline because of changing         on the real estate industry.  As a consequence, the
expectations for the performance of      share price of the
that industry.                           Fund may fluctuate in response to factors affecting
                                         that industry, and may fluctuate more widely than a
Securities risk is the risk that the     portfolio that invests in a broader range of
value of an individual stock or bond     industries.  The Fund may be more susceptible to any
will decline because of changing         single economic, political or regulatory occurrence
expectations for the performance of the  affecting the real estate industry.
individual company issuing the stock or
bond.

---------------------------------------- ---------------------------------------------------
Interest rate risk is the risk that      Delaware REIT Fund is subject to interest rate
securities will decrease in value if     risk. If the Fund invests in real estate
interest rates rise.                     investment trusts that hold fixed rate
                                         obligations, we would expect the value of those
                                         trusts to decrease if interest rates rise and
                                         increase if interest rates decline. However,
                                         lower interest rates also tend to increase the
                                         chances that a bond will be refinanced, which can
                                         hurt the returns of REITs that hold fixed rate
                                         obligations. We strive to manage this risk by
                                         monitoring interest rates and evaluating their
                                         potential impact on securities already in the
                                         portfolio or those we are considering for
                                         purchase.

---------------------------------------- ---------------------------------------------------
Real estate industry risks include       Since the Fund invests principally in REITs, it
among others:                            is subject to the risks associated with the real
o    possible declines in the value      estate industry.  We will strive to manage these
       of real estate;                   risks through careful selection of individual
o    risks related to economic           REIT securities; however, investors should
       conditions;                       carefully consider these risks before investing
o    possible shortage of mortgage       in the Fund.
       funds;
o    overbuilding and extended
       vacancies;
o    increased competition;
o    changes in property taxes,
       operating expenses or
       zoning laws;
o    costs of environmental
       clean-up,  or damages from
       natural disasters;
o    limitations or fluctuations in
       rent payments;
o    cashflow fluctuations; and
o    defaults by borrowers.

REITs are also subject to the risk of
failing to qualify for tax-free
pass-through of income under the
Internal Revenue Code and/or failing to
qualify for an exemption from
registration as an investment company
under the Investment Company Act of
1940.

---------------------------------------- ---------------------------------------------------
Non-diversified funds:  Non-diversified  Delaware REIT Fund is a non-diversified fund and
investment companies have the            is subject to this risk.  Nevertheless, we
flexibility to invest as much as 50% of  typically hold securities from a variety of
their assets in as few as two issuers    different issuers, representing different sectors
with no single issuer accounting for     of the real estate industry. We also perform
more than 25% of the portfolio.  The     extensive analysis on all securities.  We are
remaining 50% of the portfolio must be   particularly diligent in reviewing securities
diversified so that no more than 5% of   that represent a larger percentage of portfolio
a fund's assets is invested in the       assets.
securities of a single issuer. Because
a non-diversified fund may invest its
assets in fewer issuers, the value of
fund shares may increase or decrease
more rapidly than if the fund were
fully diversified.

---------------------------------------- ---------------------------------------------------
Foreign risk is the risk that foreign    We may invest up to 10% of the Delaware REIT
securities may be adversely affected by  Fund's total assets in foreign securities;
political instability, changes in        however we typically invest only a small portion
currency exchange rates, foreign         of assets in foreign securities, so this is not
economic conditions or inadequate        expected to be a major risk to the Fund.
regulatory and accounting standards.

---------------------------------------- ---------------------------------------------------
Liquidity risk is the possibility that   We limit exposure to illiquid securities to no
securities cannot be readily sold        more than 15% of the Fund's net assets.
within seven days at approximately the
price that a fund has valued them.

---------------------------------------- ---------------------------------------------------
Futures and options risk is the          Delaware REIT Fund may use futures contracts and
possibility that a fund may experience   options on futures contracts, as well as options
a loss if it employs an options or       on securities for hedging purposes.  We limit the
futures strategy related to a security   amount of the Fund's assets that may be committed
or a market index and that security or   to these strategies.  Our obligations related to
index moves in the opposite direction    futures and options transactions will not exceed
from what the manager anticipated.       20% of the Fund's total assets and we will not
Futures and options also involve         enter into additional futures contracts or
additional expenses, which could reduce  options on them if more than 5% of the Fund's
any benefit or increase any loss that    assets would be required as margin deposits or
the Fund experiences from using the      premiums on the options.
strategy.

---------------------------------------- ---------------------------------------------------

Disclosure of portfolio holdings information
A  description  of the  Fund's  policies  and  procedures  with  respect  to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

Who manages the Fund

Investment manager
The Fund is  managed  by  Delaware  Management  Company,  a series  of  Delaware
Management  Business  Trust,  which is an indirect,  wholly owned  subsidiary of
Delaware Management Holdings,  Inc. Delaware Management Company makes investment decisions for the Fund,  manages the Fund's business  affairs and provides daily administrative services. For its services, the manager was paid an aggregate fee of 0.74% of average daily net assets for the last fiscal year.

A  discussion  of the basis for the Board of  Trustees'  approval  of the Fund's investment  advisory  contract  is  available  in the  Fund's  annual  report to shareholders for the fiscal year ended October 31, 2005.

Portfolio manager

Damon J.  Andres has primary  responsibility  for making  day-to-day  investment decisions for the Fund.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager
Mr. Andres,  who joined Delaware  Investments in 1994,  currently  serves as the portfolio manager for REIT investments and  convertibles.  From 1991 to 1994, he
performed   investment-consulting   services  as  a  consulting  associate  with
Cambridge  Associates,  Inc. Mr. Andres  earned a bachelor's  degree in business administration with an emphasis in finance and accounting from the University of
Richmond.

The SAI  for the  Fund  provides  additional  information  about  the  portfolio manager's compensation,  other accounts managed by the portfolio manager and the portfolio manager's ownership of other securities in the Fund.

Who's who?
This diagram shows the various organizations involved in managing, administering and servicing the Delaware Investments Funds.

[GRAPHIC  OMITTED:  DIAGRAM  SHOWING THE  VARIOUS  ORGANIZATIONS  INVOLVED  WITH
MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                       Board of Trustees
Investment manager                                                         Custodian
Delaware Management Company                                                JPMorgan Chase Bank
2005 Market Street                                                         4 Chase Metrotech Center
Philadelphia, PA 19103-7094                 The Fund                       Brooklyn, NY 11245

                              Distributor                     Service agent
Portfolio managers            Delaware Distributors, L.P.     Delaware Service Company, Inc.
(see page [__] for details)   2005 Market Street              2005 Market Street
                              Philadelphia, PA 19103-7094     Philadelphia, PA 19103-7094

                              Financial intermediary wholesaler
                              Lincoln Financial Distributors, Inc.
                              2001 Market Street
                              Philadelphia, PA  19103-7055

                                        Shareholders

Board of Trustees A mutual fund is  governed by a board of  trustees,  which has oversight  responsibility  for the  management of the fund's  business  affairs.
Trustees  establish  procedures  and oversee and review the  performance  of the investment  manager,  the distributor  and others that perform  services for the fund.  Generally,  at least 40% of the board of trustees must be  independent of the fund's investment manager and distributor.  However,  the Delaware REIT Fund relies on certain  exemptive  rules adopted by the SEC that require its Board of
Trustees to be  comprised  of a majority  of such  independent  Trustees.  These
independent  fund  Trustees,  in  particular,   are  advocates  for  shareholder
interests.

Investment manager An investment manager is a company  responsible for selecting portfolio  investments  consistent with the objective and policies stated in the mutual fund's  prospectus.  The investment  manager places portfolio orders with broker/dealers  and is responsible  for obtaining the best overall  execution of those  orders.  A  written  contract  between a mutual  fund and its  investment manager specifies the services the manager performs.  Most management  contracts provide  for the manager to receive an annual fee based on a  percentage  of the fund's  average  daily net  assets.  The  manager is subject to  numerous  legal restrictions,  especially regarding transactions between itself and the funds it advises.

Portfolio  managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian   Mutual  funds  are  legally  required  to  protect  their  portfolio securities  and most  funds  place  them with a  qualified  bank  custodian  who segregates fund securities from other bank assets.

Distributor  Most  mutual  funds  continuously  offer new  shares to the  public through distributors who are regulated as broker/dealers and are subject to NASD rules governing mutual fund sales practices.

Financial  intermediary  wholesaler  Pursuant to a contractual  arrangement with
Delaware  Distributors,  L.P.,  Lincoln  Financial  Distributors,  Inc. (LFD) is
primarily   responsible   for  promoting   the  sale  of  Fund  shares   through
broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund  companies  employ service  agents  (sometimes  called transfer  agents) to maintain  records of  shareholder  accounts,  calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax  information,  among other  functions.  Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific  voting rights.  Material  changes in the terms of a fund's  management contract  must be approved by a  shareholder  vote,  and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund

Institutional Class shares are available for purchase only by the following:

o    retirement  plans  introduced  by persons not  associated  with  brokers or dealers that are primarily  engaged in the retail  securities  business and rollover individual retirement accounts from such plans;

o    tax-exempt  employee  benefit plans of the Fund's manager or its affiliates and securities dealer firms with a selling agreement with the distributor;

o    institutional  advisory  accounts of the Fund's manager,  or its affiliates and those having client  relationships with Delaware  Investment  Advisers, another series of Delaware Management Business Trust, or its affiliates and their  corporate  sponsors,  as well as subsidiaries  and related  employee benefit  plans  and  rollover  individual  retirement  accounts  from  such institutional advisory accounts;

o    a bank, trust company and similar financial  institution,  including mutual funds  managed  by the Fund's  investment  manager,  investing  for its own account or for the account of its trust  customers  for whom the  financial institution is exercising investment discretion in purchasing shares of the
     Class,  except  where the  investment  is part of a program  that  requires payment to the financial institution of a Rule 12b-1 Plan fee;

o    registered  investment advisors investing on behalf of clients that consist solely of  institutions  and high net-  worth  individuals  having at least
     $1,000,000  entrusted  to  the  advisor  for  investment  purposes.  Use of
     Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

o    certain plans qualified under Section 529 of the Internal  Revenue Code for which the Fund's  manager,  distributor  or service agent or one or more of
     their  affiliates  provide  record  keeping,   administrative,   investment
     management, marketing, distribution or similar services; or

o    programs sponsored by financial  intermediaries where such program requires the purchase of Institutional Class shares.

How to buy shares

[GRAPHIC OMITTED: SYMBOL OF AN ENVELOPE]

By mail
Complete an  investment  slip and mail it with your check,  made  payable to the fund and class of shares you wish to  purchase,  to Delaware  Investments,  2005
Market  Street,  Philadelphia,  PA  19103-7094.  If you are  making  an  initial purchase by mail,  you must include a completed  investment  application  (or an appropriate retirement plan application if you are opening a retirement account)
with your check.

[GRAPHIC OMITTED: SYMBOL OF A JAGGED LINE]

By wire
Ask your bank to wire the  amount  you want to  invest to Bank of New York,  ABA
#021000018, Bank Account number 8900403748.  Include your account number and the name of the fund in which  you want to  invest.  If you are  making  an  initial purchase by wire, you must first call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: EXCHANGE SYMBOL]

By exchange
You  can  exchange  all or  part of  your  investment  in one or  more  Delaware
Investments Funds for shares of other Delaware Investments Funds. Please keep in mind,  however,  that you may not  exchange  your shares for Class B, Class C or
Class R shares.  To open an  account  by  exchange,  call your  Client  Services
Representative at 800 510-4015.

[GRAPHIC OMITTED: SYMBOL OF A PERSON]

Through your financial advisor
Your  financial  advisor  can  handle  all the  details  of  purchasing  shares, including  opening an account.  Your financial advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order.
If we or an  authorized  agent  receive  your order  before the close of regular trading on the New York  Stock  Exchange  (NYSE),  which is  normally  4:00 p.m.
Eastern Time, you will pay that day's closing share price, which is based on the
Fund's  net asset  value  (NAV).  If your order is  received  after the close of regular  trading on the NYSE,  you will pay the next  business  day's  price.  A business day is any day that the NYSE is open for business  (Business  Day).  We reserve the right to reject any purchase order.

We  determine  the NAV per  share  for each  class  of the Fund at the  close of regular  trading on the NYSE on each  Business  Day.  The NAV per share for each class of the Fund is calculated by  subtracting  the  liabilities  of each class from its total assets and dividing the resulting  number by the number of shares outstanding for that class.  We generally price  securities and other assets for which market  quotations are readily  available at their market value.  We price fixed-income  securities  on  the  basis  of  valuations  provided  to  us by an independent pricing service that uses methods approved by the Board of Trustees.
We price any  fixed-income  securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use  methods  approved  by the  Board of  Trustees  that are  designed  to price securities at their fair market value.

Fair valuation
When the Fund uses fair value  pricing,  it may take into account any factors it deems  appropriate.  The Fund may determine  fair value based upon  developments related to a specific security,  current valuations of foreign stock indices (as reflected in U.S.  futures  markets)  and/or U.S. sector or broader stock market indices.  The  price of  securities  used by the Fund to  calculate  its NAV may differ  from  quoted or  published  prices for the same  securities.  Fair value pricing may involve subjective  judgments and it is possible that the fair value determined  for a security is materially  different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on
U.S. exchanges only under very limited circumstances,  such as the early closing of the  exchange on which a security is traded or  suspension  of trading in the security.  The Fund may use fair value pricing more  frequently  for  securities primarily traded in non-U.S.  markets because,  among other things, most foreign markets close well before the Fund values its  securities  at 4:00 p.m.  Eastern
Time. The earlier close of these foreign  markets gives rise to the  possibility that significant events,  including broad market moves, may have occurred in the interim.  To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight,  the Fund's Board has delegated responsibility for valuing  the Fund's  assets to a Pricing  Committee  of the  Manager,  which operates under the policies and procedures  approved by the Board,  as described above.

How to redeem shares

[GRAPHIC OMITTED: SYMBOL OF AN ENVELOPE]

By mail
You can redeem your  shares  (sell them back to the Fund) by mail by writing to:
Delaware  Investments,  2005 Market Street,  Philadelphia,  PA  19103-7094.  All
owners  of the  account  must sign the  request.  For  redemptions  of more than
$100,000,  you must include a signature  guarantee for each owner.  You can also fax your written request to 267 256-8990 Signature  guarantees are also required when  redemption  proceeds  are going to an address  other  than the  address of record on the account.

[GRAPHIC OMITTED: SYMBOL OF A TELEPHONE]

By telephone
You can redeem up to  $100,000  of your  shares by  telephone.  You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares,  you may have the proceeds sent directly to your bank by wire. Bank  information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: SYMBOL OF A JAGGED LINE]

By wire
You can redeem  $1,000 or more of your  shares and have the  proceeds  deposited directly to your bank  account,  normally the next business day after we receive your  request.  If you request a wire  deposit,  a bank wire fee may be deducted from your proceeds.  Bank  information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: SYMBOL OF A PERSON]

Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares. Your financial advisor may charge a separate fee for this service.

How to redeem shares

If you hold your shares in certificates,  you must submit the certificates  with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly  completed request to redeem or exchange shares, and we or an  authorized  agent  receive  the  request  before  the close of regular trading on the NYSE (normally 4:00 p.m.  Eastern Time), you will receive the NAV next determined after we receive your request.  If we receive your request after the  close  of  regular  trading  on the  NYSE,  you will  receive  the NAV next determined  on the next  business day. You may have to pay taxes on the proceeds from your sale of shares.  We will send you a check,  normally the next business day,  but no later than seven  days after we receive  your  request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem shares and your account  balance  falls below $250,  your Fund may redeem your account after 60 days' written notice to you.

Exchanges
You can  exchange  all or part of your  shares  for  shares of the same class in another Delaware  Investments  Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable  sales charges on your new shares.  You do not pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's  Prospectus  and read it carefully  before buying  shares  through an exchange.  You may not  exchange  your  shares  for Class B,  Class C or Class R shares of the funds in the Delaware Investments family.

Frequent trading of Fund shares
The Fund discourages  purchases by market timers and purchase orders  (including the  purchase  side of exchange  orders) by  shareholders  identified  as market timers may be rejected.  The Fund's  Board of Trustees has adopted  policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its  shareholders,  such as market  timing.  The Fund will consider anyone  who  follows a  pattern  of  market  timing in any fund in the  Delaware
Investments  family or Optimum  Fund Trust to be a market timer and may consider anyone who has followed a similar  pattern of market  timing at an  unaffiliated fund family to be a market timer.

Market  timing  of  a  fund  occurs  when  investors  make  consecutive,  rapid, short-term  "roundtrips" -- that is,  purchases into a fund followed  quickly by redemptions  out of that fund. A short-term  roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares.  If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous  short-term  roundtrip in that fund,  you may be  considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term  roundtrips  to  include  rapid  purchases  and sales of Fund  shares through the exchange  privilege.  The Fund reserves the right to consider  other trading patterns to be market timing.

Your  ability to use the  Fund's  exchange  privilege  may be limited if you are identified as a market timer.  If you are identified as a market timer,  we will execute the  redemption  side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict,  reject or cancel,  without  prior  notice,  any purchase  order or exchange  order for any reason,  including  any  purchase  order  or  exchange  order  accepted  by  any
shareholder's   financial   intermediary   or  in  any   omnibus-type   account.
Transactions  placed in violation  of the Fund's  market  timing  policy are not necessarily  deemed  accepted by the Fund and may be cancelled or revoked by the
Fund on the next business day following receipt by the Fund.

Redemptions  will continue to be permitted in accordance with the Fund's current
Prospectus.  A redemption of shares under these circumstances could be costly to a  shareholder  if,  for  example,  the  shares  have  declined  in  value,  the shareholder  recently paid a front-end sales charge, the shares are subject to a
contingent   deferred   sales   charge  or  the  sale  results  in  adverse  tax
consequences.  To avoid this risk, a shareholder  should  carefully  monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund  reserves the right to modify this policy at any time  without  notice, including  modifications to the Fund's monitoring  procedures and the procedures to close accounts to new purchases.  Although the  implementation of this policy involves  judgments  that  are  inherently  subjective  and  may be  selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund's  shareholders.  While we will take  actions  designed to detect and prevent  market  timing,  there can be no assurance that such trading activity  will be  completely  eliminated.  Moreover,  the Fund's  market timing policy does not require the Fund to take action in response to frequent  trading activity.  If the Fund  elects not to take any action in  response  to  frequent trading, such frequent trading activity could continue.

Risks  of  market  timing  By  realizing  profits  through  short-term  trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares  dilute the value of shares held by  long-term  shareholders.  Volatility resulting  from  excessive  purchases  and sales or  exchanges  of Fund  shares, especially  involving  large dollar  amounts,  may disrupt  efficient  portfolio management.  In  particular,  the  Fund  may have  difficulty  implementing  its long-term  investment  strategies  if it is forced to maintain a higher level of its  assets in cash to  accommodate  significant  short-term  trading  activity.
Excessive  purchases  and sales or exchanges of the Fund's shares may also force the Fund to sell  portfolio  securities  at  inopportune  times to raise cash to accommodate short-term trading activity.  This could adversely affect the Fund's performance  if, for  example,  the Fund incurs  increased  brokerage  costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests  significantly  in foreign  securities  may be  particularly susceptible to short-term trading strategies. This is because foreign securities are  typically  traded on  markets  that  close  well  before  the time the fund calculates its NAV (typically,  4:00 p.m. Eastern Time). Developments that occur between  the closing of the foreign  market and the fund's NAV  calculation  may affect the value of these foreign  securities.  The time zone differences  among international  stock  markets can allow a  shareholder  engaging in a short-term trading  strategy to exploit  differences in fund share prices that are based on closing  prices  of  foreign  securities  established  some  time  before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded,  traded infrequently or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately  reflect current market values.  A shareholder may seek to engage in  short-term  trading to take  advantage  of these  pricing differences.  Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities,  technology and other  specific  industry  sector  securities,  and in certain  fixed-income securities,  such as  high-yield  bonds,  asset-backed  securities  or municipal bonds.

Transaction   monitoring  procedures  The  Fund,  through  its  transfer  agent, maintains  surveillance  procedures  designed to detect  excessive or short-term trading in Fund shares. This monitoring process involves several factors,  which include  scrutinizing  transactions  in fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive  trading.  For purposes  of these  transaction  monitoring  procedures,  the Fund may  consider trading  activity  by  multiple  accounts  under  common  ownership,  control or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be  modified  from time to time to improve the  detection  of  excessive  or short-term  trading or to address other concerns.  Such changes may be necessary or appropriate,  for example, to deal with issues specific to certain retirement plans,  plan exchange  limits,  U.S.  Department of Labor  regulations,  certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus  account  arrangements  are common forms of holding  shares of the Fund, particularly among certain  brokers/dealers and other financial  intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to apply its monitoring procedures to these omnibus accounts and to the individual  participants in such accounts. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the  participant  level  and  at  the  omnibus  level,  up to  and  including termination of the omnibus account's authorization to purchase Fund shares.

Limitations on ability to detect and curtail market timing Shareholders  seeking to engage in market timing may employ a variety of strategies to avoid detection and,  despite the efforts of the Fund and its agents to detect  market timing in
Fund shares,  there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect  market  timing  attributable  to a  particular  investor  who effects  purchase,  redemption  and/or exchange  activity in Fund shares through omnibus  accounts.  The  difficulty  of detecting  market  timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions and taxes
Dividends and  Distributions.  The Fund has elected to be treated as a regulated investment  company  under  Subchapter  M of the  Internal  Revenue  Code.  As a regulated  investment company,  the Fund generally pays no federal income tax on the  income  and  gains  it  distributes  to you.  Dividends,  if any,  are paid quarterly  and  capital  gains,  if any,  are paid  annually.  The amount of any distribution  will vary,  and there is no guarantee  the Fund will pay either an income dividend or a capital gain  distribution.  We automatically  reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual  Statements.  Every January,  you will receive a statement that shows the tax status of  distributions  you  received  the  previous  year.  Distributions declared  in  December  but paid in January  are taxable as if they were paid in
December.  If the  Fund  later  determines  that  the  information  reported  to shareholders  for a year was  incorrect,  the Fund may be  required  to  provide shareholders  with an amended  information  statement  (Form  1099-DIV) for such year.  This might cause  shareholders  that had filed a U.S.  federal income tax return for that year to have to amend their  return and pay  additional  tax and interest on any underpayment for such year.

Avoid "Buying A Dividend."  If you invest in the Fund shortly  before the record date of a taxable  distribution,  the  distribution  will lower the value of the
Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax  Considerations.   In  general,   if  you  are  a  taxable  investor,   Fund
distributions  are taxable to you at either ordinary income or capital gains tax rates.  This is true whether you reinvest your  distributions in additional Fund shares or receive them in cash.

For federal income tax purposes,  Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund  distributions of long-term capital gains are taxable to you as long-term  capital gains no matter how long you have owned your shares. A portion of income  dividends  designated by the Fund may be qualified  dividend income  eligible for taxation by individual  shareholders at long-term  capital gain rates provided  certain holding period  requirements are met.

A sale or  redemption  of Fund  shares is a taxable  event and,  accordingly,  a capital gain or loss may be  recognized.  For tax purposes,  an exchange of your
Fund shares for shares of a different Fund is the same as a sale.

Fund  distributions  and gains  from the sale or  exchange  of your Fund  shares generally  are  subject  to state and local  taxes.  Non-U.S.  investors  may be subject to U.S.  withholding  or estate tax, and are subject to special U.S. tax certification requirements.

This  discussion  of  "Dividends,  distributions  and taxes" is not  intended or written to be used as tax advice.  Because  everyone's  tax situation is unique, you should consult your tax professional about federal,  state, local or foreign tax consequences before making an investment in the Fund.

Certain management considerations

Investments by fund of funds and similar investment vehicles
The Fund may accept investments from funds of funds,  including those within the
Delaware Investments family, as well as from similar investment  vehicles,  such as 529 Plans.  A "529 Plan" is a college  savings  program that  operates  under section  529 of the  Internal  Revenue  Code.  From  time to time,  the Fund may experience  large  investments or redemptions due to allocations or rebalancings by  these  funds  of  funds  and/or  similar  investment  vehicles.  While it is impossible to predict the overall impact of these  transactions over time, there could be adverse effects on portfolio  management.  For example, the Fund may be required to sell  securities or invest cash at times when it would not otherwise do so. These  transactions  could have tax  consequences  if sales of securities result  in  gains,  and  could  also  increase  transaction  costs or  portfolio turnover.  The manager will monitor  transactions by the funds of funds and will attempt to minimize any adverse  effects on the Fund and the funds of funds as a result of these transactions.

Manager of managers structure

At a shareholder  meeting held on March 23, 2005 (or as  adjourned),  the Fund's shareholders  approved a  "manager  of  managers"  structure  that would  permit
Delaware  Management  Company,  the Fund's  investment  advisor,  to appoint and
replace  sub-advisors,   enter  into  sub-advisory  agreements,  and  amend  and
terminate  sub-advisory  agreements  with respect to the Fund,  subject to Board approval but without shareholder approval (the "Manager of Managers Structure").
While Delaware  Management  Company does not currently expect to use the Manager of Managers Structure with respect to the Fund, Delaware Management Company may, in the future, recommend to the Fund's Board the establishment of the Manager of
Managers  Structure by  recommending  the hiring of one or more  sub-advisors to manage all or a portion of the Fund's  portfolio  if it  believes  that doing so would be likely to enhance the Fund's  performance  by  introducing  a different investment style or focus.

The ability to implement the Manager of Managers  Structure  with respect to the
Fund is  contingent  upon  the  receipt  of an  exemptive  order  from  the U.S.
Securities and Exchange  Commission (the "SEC") or the adoption of a rule by the
SEC authorizing the implementation of the Manager of Managers Structure. The use of the Manager of Managers  Structure with respect to the Fund may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Fund's  application for an exemptive order or adopt such a rule.

The Manager of Managers  Structure would enable the Fund to operate with greater efficiency  and  without  incurring  the  expense  and  delays  associated  with obtaining  shareholder  approval  of  sub-advisory  agreements.  The  Manager of
Managers Structure would not permit investment  management fees paid by the Fund to be  increased  without  shareholder  approval or change  Delaware  Management
Company's  responsibilities to the Fund, including Delaware Management Company's responsibility for all advisory services furnished by a sub-advisor.

Financial highlights

The Financial  highlights  table is intended to help you  understand  the Fund's financial  performance.  All "per share" information  reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report,  along with the Fund's  financial  statements,  is included in the
Fund's annual report, which is available upon request by calling 800 510-4015.

                                                                  Institutional
                                                                          Class

Delaware REIT Fund                            2005        2004        2003        2002       2001

Net asset value, beginning of period       $21.150     $17.410     $14.190     $14.280    $13.470

Income from investment operations:
Net investment income(1)                     0.494       0.492       0.656       0.555      0.625
Net realized and unrealized gain on
  investments                                2.101       4.341       3.520       0.412      0.778
                                           -------     -------     -------     -------    -------
Total from investment operations             2.595       4.833       4.176       0.967      1.403
                                           -------     -------     -------     -------    -------

Less dividends and distributions from:
Net investment income                       (0.478)     (0.599)     (0.604)     (0.634)    (0.593)
From net realized gain on investments       (1.857)     (0.494)     (0.352)     (0.423)         -
                                           -------    -------      -------    -------     -------
Total dividends and distributions           (2.335)     (1.093)     (0.956)     (1.057)    (0.593)
                                           -------     -------     -------     -------    -------

Net asset value, end of period             $21.410     $21.150     $17.410     $14.190    $14.280
                                           =======     =======     =======     =======    =======

Total return(2)                              12.54%      28.78%      30.80%       6.52%     10.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)    $58,428     $53,261     $28,782      $8,850     $1,823
Ratio of expenses to average net assets       1.09%       1.15%       1.15%       1.13%      1.04%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                    1.09%       1.28%       1.30%       1.13%      1.10%
Ratio of net investment income to
  average net assets                          2.32%       2.60%       4.31%       3.64%      4.39%
Ratio of net investment income to
  average net assets prior
  to expense limitation and
  expenses paid indirectly                    2.32%       2.47%       4.16%       3.64%      4.33%
Portfolio turnover                              37%         43%         48%         65%        61%

-------------------------------------------------------------------------------------------------

(1)  The  average  shares  outstanding  method  has been  applied  for per share information.

(2)  Total  investment  return is based on the  change  in net asset  value of a
     share  during  the  period  and  assumes   reinvestment  of  dividends  and
     distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager,  as applicable.  Performance would have been lower had the expense limitation not been in effect.

How to read the Financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit,  while a realized loss occurs when we sell an investment at a loss.  When an investment  increases or  decreases  in value but we do not sell it, we record an  unrealized  gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from - From net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share,  calculated by dividing the net assets by the number of shares outstanding.

Total return
This  represents  the rate  that an  investor  would  have  earned or lost on an investment in a fund. In  calculating  this figure for the financial  highlights table,  we include  applicable  fee  waivers,  and assume  the  shareholder  has reinvested all dividends and realized gains.

Net assets
Net assets  represent  the total value of all the assets in a fund's  portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the  percentage of net assets that a fund pays annually for operating  expenses and management fees.  These expenses include  accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment  income (loss) by average net assets.

Portfolio turnover rate
This figure tells you the amount of trading  activity in a fund's  portfolio.  A turnover rate of 100% would occur if, for example, a fund bought and sold all of the  securities  in its  portfolio  once in the  course of a year or  frequently traded a single  security.  A high rate of  portfolio  turnover  in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

Glossary

How to use this glossary

This glossary  includes  definitions of investment terms, many of which are used throughout  the  Prospectus.  If you  would  like  to  know  the  meaning  of an investment term that is not explained in the text, please check the glossary.

Amortized cost
Amortized  cost is a method used to value a  fixed-income  security  that starts with the face value of the security  and then adds or subtracts  from that value depending  on whether the  purchase  price was greater or less than the value of the  security  at  maturity.  The  amount  greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the  individual  bonds and other  debt  securities  held in a portfolio will mature.

Bond
A debt security,  like an IOU,  issued by a company,  municipality or government agency.  In return for  lending  money to the  issuer,  a bond  buyer  generally receives fixed periodic  interest payments and repayment of the loan amount on a specified  maturity date. A bond's price changes prior to maturity and typically is inversely  related to current interest rates.  When interest rates rise, bond prices fall,  and when interest rates fall,  bond prices rise. See  Fixed-income securities.

Bond ratings
Independent  evaluations  of  creditworthiness,  ranging from  Aaa/AAA  (highest quality) to D (lowest  quality).  Bonds rated  Baa/BBB or better are  considered investment  grade.  Bonds rated Ba/BB or lower are commonly known as junk bonds.
See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund  shareholders of profits  (realized gains) from the sale of a fund's  portfolio  securities.  Usually  paid  once a year;  may be  either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement  of U.S.  inflation;  represents  the price of a basket of  commonly purchased goods.

Corporate bond
A debt security issued by a corporation. See Bond.

Cost basis
The original purchase price of an investment,  used in determining capital gains and losses.

Currency exchange rates
The price at which one country's currency can be converted into another's.  This exchange  rate  varies  almost  daily  according  to a wide range of  political, economic and other factors.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading  investments  among a number of  different  securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund  shareholders of dividends  passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income  investment's  price volatility.  The larger the number,  the  greater  the likely  price  change for a given  change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices,  staff,  equipment and expenses related to maintaining the fund's portfolio of securities and  distributing  its shares.  They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker,  accountant,  planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities,  the money you originally invested is paid back at a  pre-specified  maturity date.  These  securities,  which include  government, corporate or municipal bonds, as well as money market securities,  typically pay a fixed rate of return (often referred to as interest). See Bonds.

Inflation
The  increase in the cost of goods and  services  over time.  U.S.  inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective,  such as long-term capital growth or high current income,  that a mutual fund pursues.

Management fee
The  amount  paid by a mutual  fund to the  investment  advisor  for  management services,  expressed as an annual  percentage  of the fund's  average  daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share  of  common  stock by the  number  of  shares  held by  shareholders.  A corporation with one million shares  outstanding and a market price per share of
$10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying  loan principal to bondholders.

NAREIT Equity REIT Index
The NAREIT  Equity REIT Index is a benchmark  of real estate  investment  trusts that invest in many types of U.S. property.

NASD
The National  Association of Securities Dealers,  Inc., which is responsible for regulating the securities industry.

Nationally recognized statistical ratings organization  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal  short-term issues,  rating the probability that the issuer of the debt will meet the scheduled  interest  payments and repay the principal. Ratings are published by such companies as Moody's Investors Service,
Inc. (Moody's), Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
(S&P), and Fitch, Inc. (Fitch).

Net asset value (NAV)
The daily  dollar  value of one mutual fund share.  Equal to a fund's net assets divided by the number of shares outstanding.

Net assets
The total value of all the assets in a fund's portfolio, less any liabilities.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price-to-earnings ratio (P/E)
A measure of a stock's value  calculated by dividing the current market price of a share of stock by its annual  earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount  of money you  invest  (also  called  capital).  Also  refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The  official  offering  document  that  describes  a  mutual  fund,  containing information  required  by the  SEC,  such as  investment  objectives,  policies, services and fees.

Real estate investment trusts (REITs)
A real estate  investment  trust is a company that is usually  traded  publicly, that manages a portfolio of real estate to make profits for shareholders.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally  defined as variability of value;  also credit risk,  inflation  risk, currency and interest rate risk.  Different  investments involve different types and degrees of risk.

Sales charge
Charge on the  purchase or  redemption  of fund shares  sold  through  financial advisors.  May vary  with the  amount  invested.  Typically  used to  compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal  agency  established  by Congress to administer  the laws  governing the securities industry, including mutual fund companies.

Share classes
Different  classifications of shares.  Mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification  by a bank,  brokerage firm or other financial  institution that a customer's  signature is valid.  Signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's  volatility;  for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
A document that provides more detailed  information about a fund's organization, management, investments, policies and risks.

Stock
An investment  that  represents a share of ownership  (equity) in a corporation.
Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement,  expressed as a percentage,  based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes.
Investments  that  generally go up or down in value in relatively  small amounts are considered "low  volatility"  investments,  whereas those  investments  that generally  go up or down in value in  relatively  large  amounts are  considered
"high volatility" investments.

                    Delaware REIT Fund Additional  information  about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders.  In the Fund's shareholder reports, you will find a  discussion  of the  market  conditions  and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can
                    find  more  information   about  the  Fund  in  the  current
                    Statement of  Additional  Information  (SAI),  which we have
                    filed   electronically  with  the  Securities  and  Exchange
                    Commission  (SEC)  and  which  is  legally  a part  of  this
                    Prospectus (it is incorporated by reference).  If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions  about investing in the Fund, you can
                    write  to  us  at  2005  Market  Street,  Philadelphia,   PA
                    19103-7094,  or call toll-free 800 510-4015.  The Fund's SAI and annual and semiannual  reports to shareholders  are also available,  free of charge,  through the Fund's internet Web
                    site    (www.delawareinvestments.com).    You   may   obtain
                    additional  information  about the Fund from your  financial advisor.

                    You can find reports and other information about the Fund on the EDGAR  Database on the SEC Web site  (www.sec.gov).  You can also get copies of this information,  after payment of a duplicating fee, by e-mailing the SEC at  publicinfo@sec.gov or by writing to the  Public  Reference  Section of the SEC,
                    Washington,  D.C.  20549-0102.  Information  about the Fund, including  its SAI,  can be reviewed and copied at the SEC's
                    Public  Reference  Room  in  Washington,  D.C.  You  can get
                    information on the Public  Reference Room by calling the SEC at 202 942-8090.

                    Web site
                    www.delawareinvestments.com

                    E-Mail
                    service@delinvest.com

                    Client Services Representative
                    800 510-4015

                    Delaphone Service
                    800 362-FUND (800 362-3863)
                    o    For convenient access to account information or current
                         performance  information  on all  Delaware  Investments
                         Funds  seven  days a week,  24  hours a day,  use  this
                         Touch-Tone(R)service.

                    Delaware REIT Fund
                                                  CUSIP               NASDAQ
                    Institutional Class         246248777              DPRSX

                    Investment Company Act file number: 811-6322

PR-186 [--] IVES 02/05

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 28, 2006

                              DELAWARE POOLED TRUST

                               2005 Market Street
                           Philadelphia, PA 19103-7094

     This Statement of Additional Information ("Part B") describes the shares of the following  portfolios:  The Large-Cap  Growth  Equity,  The Large-Cap  Value
Equity,  The Mid-Cap  Growth  Equity,  The Small-Cap  Growth  Equity,  The Focus
Smid-Cap Growth Equity (formerly,  The Small-Cap Growth II Equity), The Smid-Cap
Growth Equity,  The Real Estate  Investment  Trust,  The Real Estate  Investment
Trust II, The All-Cap Growth Equity,  The  Intermediate  Fixed Income,  The Core
Focus  Fixed  Income,  The  High-Yield  Bond,  The Core Plus Fixed  Income,  The
International  Equity,  The Labor  Select  International  Equity,  The  Emerging
Markets,  The Global Fixed Income and The International  Fixed Income Portfolios
(each a "Portfolio"  and  collectively,  the  "Portfolios").  The Portfolios are series of the Delaware  Pooled Trust (the  "Trust").  Except for The Real Estate
Investment Trust Portfolio,  each Portfolio offers a single class of shares. The
Delaware  REIT Fund of The Real Estate  Investment  Trust  Portfolio  offers six classes of shares:  Class A, Class B, Class C, Class R, Institutional  Class and
Portfolio  Class  Shares.   The  Portfolios'   investment  advisor  is  Delaware
Management  Company,  a  series  of  Delaware  Management  Business  Trust  (the
"Manager").  Mondrian Investment Partners,  Ltd. ("Mondrian") (formerly known as
Delaware International Advisers Ltd.) serves as sub-advisor to The International
Equity, The Labor Select International  Equity, The Emerging Markets, The Global
Fixed Income and The International Fixed Income Portfolios.

     This  Part  B  supplements  the   information   contained  in  the  current
Prospectuses  for the  Portfolios  each dated  February 28, 2006, as they may be amended from time to time.  This Part B should be read in  conjunction  with the applicable  Prospectus.  This Part B is not itself a  prospectus  but is, in its entirety,  incorporated by reference into each  Prospectus.  A Prospectus may be
obtained  by  contacting  the   Portfolios'   national   distributor,   Delaware
Distributors, L.P. (the "Distributor"),  at 2005 Market Street, Philadelphia, PA
19103-7094  or by calling 800 523-1918 (for the Delaware REIT Fund Class A, B, C
and R Shares of The Real Estate Investment Trust Portfolio) or 800 510-4015 (for
the Delaware REIT Fund  Institutional  Class of the Real Estate Investment Trust
Portfolio and all other Portfolios).  The Portfolios' financial statements,  the notes  relating  thereto,  the  financial  highlights  and  the  report  of  the independent registered public accounting firm are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for this Part B. The Annual Report can be obtained,  without charge,  by writing to Delaware  Pooled Trust at 2005 Market  Street,  Philadelphia,  PA 19103-7094,
Attn: Client Services or by calling the Trust at 800 231-8002.

                             Page                                      Page
Cover Page                               Purchasing Shares
Fund History                             Investment Plans
Investment Restrictions                  Determining Offering Price
Investment Strategies                      and Net Asset Value
  and Risks                              Redemption and Exchange
Disclosure of Portfolio                  Dividends, Distributions
  Holdings                                 and Taxes
Management of the Trust                  Performance Information
Investment Advisor and                   Financial Statements
  Other Service Providers                Principal Holders
Portfolio Managers                       Appendix A- Description of
Trading Practices and                      Ratings
  Brokerage
Capital Stock

                                  FUND HISTORY

     The Trust was originally  organized under the laws of the State of Maryland on May 30, 1991.  On December 15, 1999,  the Trust  completed a  re-organization that changed its state and form of organization from a Maryland corporation to a
Delaware statutory trust.

Classification
     The Trust is an open-end management investment company. Except for The Real
Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II
(which  Portfolios  together  may be referred to as "The Real Estate  Investment
Trust Portfolios"),  The Global Fixed Income Portfolio,  The International Fixed
Income  Portfolio  and  The  Emerging  Markets  Portfolio,   each  Portfolio  is
diversified  as defined by the  Investment  Company Act of 1940, as amended (the
"1940  Act").  The Real  Estate  Investment  Trust  Portfolio,  The Real  Estate
Investment  Trust  Portfolio  II,  The  Global  Fixed  Income   Portfolio,   The
International  Fixed Income  Portfolio  and The Emerging  Markets  Portfolio are
non-diversified as defined by the 1940 Act.

                             INVESTMENT RESTRICTIONS

Investment Objectives
     The investment  objectives of all the  Portfolios,  except The Labor Select
International Equity Portfolio, are non-fundamental,  and may be changed without shareholder  approval.  However,  the Trust's Board of Trustees must approve any changes to non-fundamental  investment  objectives and the appropriate Portfolio will notify shareholders prior to a material change in a Portfolio's  objective.
The investment  objective of The Labor Select  International Equity Portfolio is
fundamental and may not be changed without shareholder approval.

Fundamental Investment Restrictions
     The Trust has adopted the following restrictions for each of the Portfolios
(except where otherwise  noted) which cannot be changed without  approval by the holders of a "majority of the outstanding  voting  securities" of the respective
Portfolio,  which is the vote of:  (i) more than 50% of the  outstanding  voting securities of the Portfolio; or (ii) 67% or more of the voting securities of the
Portfolio  present  at a  meeting,  if  the  holders  of  more  than  50% of the outstanding voting securities are present or represented by proxy,  whichever is less. The percentage  limitations contained in the restrictions and policies set forth herein apply at the time a Portfolio purchases securities.

     Each Portfolio, other than The Labor Select International Equity Portfolio, shall not:

     1. With respect to each Portfolio,  except The Real Estate Investment Trust
Portfolios, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers  primarily  engaged in the same industry,  provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government,  its agencies or instrumentalities, or in  tax-exempt  securities  or  certificates  of  deposit.  The  Real  Estate
Investment Trust Portfolios will concentrate their respective investments in the real  estate  industry.  Each of The Real  Estate  Investment  Trust  Portfolios
otherwise shall not make investments that will result in the  concentration  (as that term may be defined in the 1940 Act, any rule or order  thereunder,  or SEC staff  interpretation  thereof) of its  investments in the securities of issuers primarily engaged in the same industry,  provided that this restriction does not limit the Portfolio from  investing in  obligations  issued or guaranteed by the
U.S. government, its agencies or instrumentalities,  or in tax-exempt securities or certificates of deposit.

     2. Borrow  money or issue  senior  securities,  except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

     3.  Underwrite the  securities of other issuers,  except that the Portfolio may engage in transactions  involving the acquisition,  disposition or resale of its portfolio  securities,  under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act").

     4. With respect to each  Portfolio,  purchase or sell real  estate,  unless acquired  as a result  of  ownership  of  securities  or other  instruments  and provided that this  restriction does not prevent the Portfolio from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     5. Purchase or sell physical  commodities,  unless  acquired as a result of ownership of securities or other  instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions  involving  futures contracts  and options  thereon or investing in  securities  that are secured by physical commodities.

     6.  Make  loans,  provided  that  this  restriction  does not  prevent  the
Portfolio from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

     The Labor Select International Equity Portfolio shall not:

     1. Make loans,  except to the extent  that  purchases  of debt  obligations
(including repurchase agreements), in accordance with the Portfolio's investment objective and policies,  are considered loans, and except that the Portfolio may loan  up to  25%  of  its  respective  assets  to  qualified  broker/dealers  or institutional  investors for their use relating to short sales or other security transactions.

     2. Purchase or sell real estate or real estate  limited  partnerships,  but this shall not  otherwise  prevent a  Portfolio  from  investing  in  securities secured by real estate or interests therein.

     3. Engage in the  underwriting of securities of other issuers,  except that in connection with the disposition of a security, the Portfolio may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

     4. Make any  investment  which  would  cause more than 25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business  activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     5. Purchase or sell commodities or commodity contracts.

     6. Enter into futures contracts or options thereon.

     7. Make short sales of securities, or purchase securities on margin.

     8.  Purchase or retain the  securities  of any issuer which has an officer, director  or  security  holder who is a  director  or officer of the Trust or of either of the investment  advisors if, or so long as, the directors and officers of the Trust and of the investment  advisors together own beneficially more than
5% of any class of securities of such issuer.

     9.  Invest  in  interests  in oil,  gas and other  mineral  leases or other mineral exploration or development programs.

     10. Borrow money, except as a temporary measure for extraordinary  purposes or to facilitate redemptions.  Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset  coverage  of at least  300% is  required.  In the event  that such  asset coverage  shall at any time fall below 300%, the Portfolio  shall,  within three days thereafter (not including  Sunday or holidays) or such longer period as the
SEC may prescribe by rules and regulations,  reduce the amount of its borrowings to such an extent that the asset coverage of such  borrowings  shall be at least
300%.  No  investment  securities  will be purchased  while the Portfolio has an outstanding  borrowing.  The  Portfolio  will not  pledge  more  than 10% of its respective  net assets.  The  Portfolio  will not issue  senior  securities  (as defined in the 1940 Act), except for notes to banks.

     11. As to 75% of its  respective  total assets,  invest more than 5% of its respective  total  assets  in the  securities  of any  one  issuer  (other  than obligations  issued  or  guaranteed  by the U.S.  government,  its  agencies  or instrumentalities).

     In addition to the  restrictions  set forth above,  in connection  with the qualification  of the  Portfolio's  shares  for  sale  in  certain  states,  the
Portfolio  may not invest in warrants if such  warrants,  valued at the lower of cost or market,  would  exceed 5% of the value of the  Portfolio's  net  assets.
Included within such amount,  but not to exceed 2% of the Portfolio's net assets may be warrants  which are not listed on the New York Stock Exchange or American
Stock  Exchange.  Warrants  acquired  by the  Portfolio  in units or attached to securities may be deemed to be without value.

Non-fundamental Investment Restrictions
     In  addition  to  the  fundamental  policies  and  investment  restrictions described above, and the various general  investment  policies  described in the
Prospectuses,  each Portfolio, except as noted, will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees, as appropriate, without shareholder approval.

     Each Portfolio, other than The Labor Select International Equity Portfolio:

     1.  Is  permitted  to  invest  in  other  investment  companies,  including open-end,  closed-end or unregistered  investment  companies,  either within the percentage  limits set forth in the 1940 Act, any rule or order  thereunder,  or
SEC staff  interpretation  thereof,  or without  regard to percentage  limits in connection  with  a  merger,  reorganization,  consolidation  or  other  similar transaction.  However,  none of the  Portfolios may operate as a "fund of funds"
which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

     2. May not invest  more than 15% of its net assets in  securities  which it cannot sell or dispose of in the ordinary  course of business  within seven days at approximately the value at which the Portfolio has valued the investment.

     The Large-Cap Value Equity Portfolio,  The Mid-Cap Growth Equity Portfolio,
The  Small-Cap  Growth  Equity  Portfolio,  The  Focus  Smid-Cap  Growth  Equity
Portfolio,  The Smid-Cap  Growth Equity  Portfolio,  The Real Estate  Investment
Trust  Portfolios,   The  International  Equity  Portfolio,   The  Labor  Select
International  Equity Portfolio,  The Intermediate  Fixed Income Portfolio,  The
High-Yield   Bond  Portfolio,   The  Global  Fixed  Income   Portfolio  and  The
International Fixed Income Portfolio shall not:

     1. Make loans,  except to the extent  that  purchases  of debt  obligations
(including repurchase  agreements),  in accordance with a Portfolio's investment objective and policies, are considered loans, and except that each Portfolio may loan  up to  25%  of  its  respective  assets  to  qualified  broker/dealers  or institutional  investors for their use relating to short sales or other security transactions.

     2. Purchase or sell real estate or real estate  limited  partnerships,  but this shall not  otherwise  prevent a  Portfolio  from  investing  in  securities secured by real  estate or  interests  therein  and except  that The Real Estate
Investment  Trust  Portfolios may each own real estate directly as a result of a default on securities the Portfolio owns.

     3. Engage in the  underwriting of securities of other issuers,  except that in connection with the  disposition of a security,  a Portfolio may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

     4. Make any  investment  which  would  cause more than 25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business  activities in the same industry,  except that each of The Real Estate Investment Trust Portfolios shall invest in excess of 25% of its total assets in the  securities of issuers in the real estate industry.  This restriction does not apply to obligations  issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     5. Purchase or sell  commodities  or commodity  contracts,  except that The
Mid-Cap Growth Equity  Portfolio,  The Real Estate  Investment Trust Portfolios,
The  Intermediate  Fixed Income  Portfolio  and The  International  Fixed Income
Portfolio may enter into futures  contracts and may purchase and sell options on futures  contracts in  accordance  with the  applicable  Prospectus,  subject to investment restriction 6 below.

     6. Enter into futures contracts or options thereon, except that The Mid-Cap
Growth  Equity  Portfolio,  The Real Estate  Investment  Trust  Portfolios,  The
Intermediate Fixed Income Portfolio and The International Fixed Income Portfolio
may each enter into futures contracts and options thereon to the extent that not more than 5% of its assets are required as futures  contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of its total assets.

     7. Make short sales of securities, or purchase securities on margin, except that The Mid-Cap  Growth  Equity  Portfolio,  The Real Estate  Investment  Trust
Portfolios  and The  International  Fixed Income  Portfolio  may satisfy  margin requirements with respect to futures transactions.

     8.  Purchase or retain the  securities  of any issuer which has an officer, director  or  security  holder who is a  director  or officer of the Trust or of either the Manager or Mondrian if, or so long as, the  directors and officers of the Trust and of either the Manager or Mondrian  together own beneficially  more than 5% of any class of securities of such issuer.

     9.  Invest  in  interests  in oil,  gas and other  mineral  leases or other mineral exploration or development programs.

     10. Borrow money, except as a temporary measure for extraordinary  purposes or to facilitate redemptions.  Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset  coverage  of at least  300% is  required.  In the event  that such  asset coverage shall at any time fall below 300%, a Portfolio shall, within three days thereafter  (not including  Sunday or holidays) or such longer period as the SEC may prescribe by rules and  regulations,  reduce the amount of its borrowings to such an extent  that the asset  coverage  of such  borrowings  shall be at least
300%.  No  investment  securities  will be  purchased  while a Portfolio  has an outstanding  borrowing.  A  Portfolio  will  not  pledge  more  than  10% of its respective net assets.  A Portfolio will not issue senior  securities as defined in the 1940 Act, except for notes to banks.

     In addition to the  restrictions  set forth above,  in connection  with the qualification  of a Portfolio's  shares for sale in certain states,  a Portfolio may not  invest in  warrants  if such  warrants,  valued at the lower of cost or market,  would  exceed 5% of the value of a  Portfolio's  net  assets.  Included within  such  amount,  but not to exceed 2% of a  Portfolio's  net assets may be warrants  which are not listed on the New York Stock  Exchange or American Stock
Exchange.  Warrants  acquired by a Portfolio in units or attached to  securities may be deemed to be without value.

     The Large-Cap Value Equity Portfolio,  The Mid-Cap Growth Equity Portfolio,
The  Small-Cap  Growth  Equity  Portfolio,  The  Focus  Smid-Cap  Growth  Equity
Portfolio,  The Smid-Cap  Growth  Equity  Portfolio,  The  International  Equity
Portfolio,  The  Intermediate  Fixed Income  Portfolio,  The Global Fixed Income
Portfolio and, only where noted, The High-Yield Bond Portfolio shall not:

     1. As to 75% of its  respective  total  assets,  invest more than 5% of its respective  total  assets  in the  securities  of any  one  issuer  (other  than obligations  issued  or  guaranteed  by the U.S.  government,  its  agencies  or instrumentalities).  This  restriction  shall also apply to The High-Yield  Bond
Portfolio.  This restriction  shall apply to only 50% of the total assets of The
Global Fixed Income Portfolio.

     2. Invest in securities of other investment  companies,  except by purchase in  the  open  market  involving  only  customary  brokers'  commissions  or  in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the 1940 Act.

     3.  Purchase  more than 10% of the  outstanding  voting  securities  of any issuer,  or invest  in  companies  for the  purpose  of  exercising  control  or management.

     4. Write,  purchase or sell options,  puts,  calls or combinations  thereof with respect to securities, except that The Mid-Cap Growth Equity Portfolio may:
(a) write covered call options with respect to any or all parts of its portfolio securities;  (b) purchase  call options to the extent that the premiums  paid on all outstanding  call options do not exceed 2% of the Portfolio's  total assets;
(c) write  secured put options;  and (d) purchase put options,  if the Portfolio owns  the  security  covered  by the put  option  at the time of  purchase,  and provided that premiums paid on all put options  outstanding  do not exceed 2% of its  total  assets.  The  Portfolio  may  sell  call or put  options  previously purchased  and enter into closing  transactions  with respect to the  activities noted above.

     5.  Invest  more than 5% of the  value of its  respective  total  assets in securities of companies less than three years old. Such three-year  period shall include the operation of any predecessor company or companies.

     6.  Invest  more than 10% of its  respective  total  assets  in  repurchase agreements maturing in more than seven days and other illiquid assets.

     For  purposes  of  investment  restriction  6,  it is the  Trust's  policy, changeable  without  shareholder vote, that "illiquid assets" include securities of foreign issuers which are not listed on a recognized U.S. or foreign exchange and for  which a bona fide  market  does not  exist at the time of  purchase  or subsequent valuation.

     The Small-Cap  Growth Equity  Portfolio,  The Focus Smid-Cap  Growth Equity
Portfolio and The Smid-Cap  Growth Equity  Portfolio  each reserves the right to operate in a "master-feeder" structure, that is, to invest its assets in another mutual  fund  with the  same  investment  objective  and  substantially  similar investment policies as those of the respective Portfolio.  Each Portfolio has no present intention to operate in a master-feeder  structure;  however, should the
Board of Trustees approve the implementation of a master-feeder  structure for a
Portfolio,  shareholders will be notified prior to the implementation of the new structure.

     Except  as noted  below,  each of The  Labor  Select  International  Equity
Portfolio,  The Real Estate  Investment  Trust  Portfolios,  The High-Yield Bond
Portfolio and The International Fixed Income Portfolio shall not:

     1. As to 50% of the respective  total assets of The Real Estate  Investment
Trust Portfolios and The International Fixed Income Portfolio,  invest more than
5% of its  respective  total assets in the  securities  of any one issuer (other than obligations  issued or guaranteed by the U.S.  government,  its agencies or instrumentalities).

     2. Invest in securities of other investment  companies,  except by purchase in  the  open  market  involving  only  customary  brokers'  commissions  or  in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the 1940 Act.

     3.  Invest  more than 5% of the  value of its  respective  total  assets in securities of companies  less than three years old. Such  three-year  old period shall  include the  operation  of any  predecessor  company or  companies.  This restriction  shall not apply to The Real Estate  Investment Trust Portfolios and their investments in the securities of real estate investment trusts.

     4.  Purchase  more than 10% of the  outstanding  voting  securities  of any issuer,  or invest  in  companies  for the  purpose  of  exercising  control  or management.

     5. Write,  purchase or sell options,  puts,  calls or combinations  thereof with respect to securities, except that each of The Real Estate Investment Trust
Portfolios  may: (a) write covered call options with respect to any or all parts of its  portfolio  securities;  (b) purchase call options to the extent that the premiums  paid  on  all  outstanding  call  options  do  not  exceed  2% of  the
Portfolio's  total assets;  (c) write secured put options;  and (d) purchase put options,  if the  Portfolio  owns the security  covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not  exceed  2% of its  total  assets.  Each  Portfolio  may sell call or put options previously purchased and enter into closing transactions with respect to the activities noted above.

     6. Invest more than 15% of its respective  total assets,  determined at the time of purchase,  in repurchase agreements maturing in more than seven days and other illiquid assets.

     For purposes of  investment  restriction  6, it is the Trust's  policy that
"illiquid assets" include  securities of foreign issuers which are not listed on a recognized  U.S. or foreign  exchange and for which no bona fide market exists at the time of purchase.

     Except as noted below, The Emerging Markets Portfolio shall not:

     1. Invest 25% or more of its total assets in any one industry provided that there is no limitation  with respect to  investments  in  obligations  issued or guaranteed as to principal or interest by the U.S.  Government,  its agencies or instrumentalities.

     2. Make loans other than by the  purchase of all or a portion of a publicly or privately distributed issue of bonds,  debentures or other debt securities of the types  commonly  offered  publicly or privately  and  purchased by financial institutions (including repurchase agreements),  whether or not the purchase was made upon the original issuance of the securities, and except that the Portfolio may loan its assets to qualified broker/dealers or institutional investors.

     3. Engage in  underwriting  of  securities  of other  issuers,  except that portfolio securities,  including securities purchased in private placements, may be acquired under circumstances where, if sold, the Portfolio might be deemed to be an  underwriter  under the 1933 Act. No limit is placed on the  proportion of the Portfolio's assets which may be invested in such securities.

     4. Purchase or sell physical  commodities or physical commodity  contracts, including  physical  commodity options or futures contracts in a contract market or other futures market.

     5. Purchase or sell real estate;  provided that the Portfolio may invest in securities  secured by real estate or  interests  therein or issued by companies which invest in real estate or interests therein.

The percentage  limitations contained in the foregoing restrictions and policies for The Emerging Market Portfolio apply at the time a security is purchased.

Portfolio Turnover
     Portfolio  trading  will  be  undertaken  principally  to  accomplish  each
Portfolio's respective investment objective.  The Portfolios are free to dispose of portfolio  securities  at any time,  subject to  complying  with the Internal
Revenue Code and the 1940 Act, when changes in  circumstances or conditions make such a move  desirable  in  light  of  each  Portfolio's  respective  investment objective.  The  Portfolios  will not  attempt  to  achieve  or be  limited to a
predetermined  rate  of  portfolio  turnover.   Such  turnover  always  will  be
incidental to transactions  undertaken with a view to achieving each Portfolio's respective investment objective.

     The portfolio  turnover rate tells you the amount of trading  activity in a fund's portfolio.  A turnover rate of 100% would occur, for example, if all of a
Portfolio's investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently  traded. The turnover rate also may be affected by cash  requirements from redemptions and repurchases of a
Portfolio's  shares. A high rate of portfolio  turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective,  a Portfolio may hold securities for any period of time.

     The Large Cap Value  Equity,  The  International  Equity,  The Labor Select
International  Equity, The International  Fixed Income, The Global Fixed Income,
The Emerging  Markets,  The Small-Cap  Growth Equity,  The Focus Smid-Cap Growth
Equity,  The  Smid-Cap  Growth  Equity  and The  Real  Estate  Investment  Trust
Portfolios have generally had portfolio turnover rates below 100%. The Large-Cap
Growth Equity,  The Mid-Cap Growth Equity,  The Intermediate  Fixed Income,  The
High-Yield Bond, The Core Focus Fixed Income, The Core Plus Fixed Income and The
All-Cap  Growth  Equity  Portfolios  may be  expected  to engage  in active  and frequent trading of portfolio  securities,  which means that portfolio  turnover can be  expected  to exceed  100%.  The  High-Yield  Bond,  The Core Focus Fixed
Income,  The Intermediate Fixed Income and The Core Plus Fixed Income Portfolios
are expected to experience  portfolio turnover rates  significantly in excess of
100%.

     For the  last  two  fiscal  years,  the  portfolio  turnover  rates  of the
Portfolios were as follows:

Portfolio                                   October 31, 2005   October 31, 2004

The Large-Cap Growth Equity Portfolio(1)                N/A                N/A
The Large Cap Value Equity Portfolio                    49%                67%
The Mid-Cap Growth Equity Portfolio                     84%               113%
The International Equity Portfolio                      10%                 9%
The Global Fixed Income Portfolio                       50%                55%
The Labor Select International Equity Portfolio          7%                 6%
The Real Estate Investment Trust Portfolio              37%                43%
The Intermediate Fixed Income Portfolio(2)             212%               322%
The High-Yield Bond Portfolio(3)                       267%               391%
The International Fixed Income Portfolio                42%                57%
The Emerging Markets Portfolio                          48%                36%
The Small-Cap Growth Equity Portfolio                   61%                67%
The Focus Smid-Cap Growth Equity Portfolio              86%                75%
The Smid-Cap Growth Equity Portfolio(4)                 80%                N/A
The Real Estate Investment Trust Portfolio II           41%                52%
The Core Plus Fixed Income Portfolio(5)                620%               709%
The Core Focus Fixed Income Portfolio(6)               455%               914%
The All-Cap Growth Equity Portfolio(7)                 220%                99%

(1)  Commenced operations on November 1, 2005.
(2)  Due to a reduction in  volatility  in the fixed income  market during 2005, there were fewer trading  opportunities  that would benefit the  Portfolio.
     The lack of volatility in the market was the primary driver for the drop in turnover in the Portfolio.
(3)  See footnote 2.
(4)  Commenced operations on December 1, 2004.
(5)  See footnote 2.
(6)  Commenced  operations  on  July 1,  2004.  See  footnote  2  regarding  the explanation for the variation in the Portfolio's portfolio turnover rate.
(7)  The All-Cap Growth Equity Portfolio's  portfolio holdings were repositioned when there was a change in its  portfolio  managers,  which  resulted in an increased portfolio turnover rate.

                         INVESTMENT STRATEGIES AND RISKS

Asset-Backed Securities
     The  Intermediate  Fixed  Income,  The Core Focus Fixed Income and The Core
Plus  Fixed  Income  Portfolios  may each  invest a portion  of their  assets in asset-backed  securities.  All such  securities must be rated in one of the four highest  rating  categories by a reputable  credit  rating agency (e.g.,  BBB by
Standard & Poor's Group, a division of The McGraw-Hill Companies,  Inc. ("S&P"), or Baa by Moody's Investor  Services,  Inc.  ("Moody's")).  Such receivables are securitized in either a pass-through  or a pay-through  structure.  Pass-through securities  provide investors with an income stream consisting of both principal and interest  payments in respect of the  receivables  in the  underlying  pool.
Pay-through  asset-backed  securities are debt  obligations  issued usually by a special purpose entity,  which are collateralized by the various receivables and in which the payments on the underlying receivables provide the income stream to pay the debt service on the debt obligations issued.

     The rate of principal  payment on asset-backed  securities will be affected by the  principal  payments  received  on the  underlying  assets.  Such rate of payments may be affected by economic and various  other  factors such as changes in interest rates or the concentration of collateral in a particular  geographic area.  Therefore,  the yield may be  difficult  to predict  and actual  yield to maturity may be more or less than the anticipated yield to maturity.  The credit quality of most asset-backed  securities depends primarily on the credit quality of the assets  underlying  such  securities,  how well the entities  issuing the securities  are insulated  from the credit risk of the  originator or affiliated entities,  and the amount of credit support  provided to the securities.  Due to the shorter maturity of the collateral  backing such securities,  there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist.  Such  asset-backed  securities do however,  involve certain risks not associated with mortgage-backed  securities, including the risk that security interest cannot be adequately or in many cases, ever,  established and other risks which may be peculiar  classes of collateral.
For  example,  with  respect to credit card  receivables,  a number of state and federal  consumer  credit laws give debtors the right to set off certain amounts owed on the credit cards,  thereby reducing the outstanding balance. In the case of automobile receivables,  there is a risk that the holders may not have either a proper or first  security  interest  in all of the  obligations  backing  such receivables due to the large number of vehicles  involved in a typical  issuance
and  technical   requirements  under  state  laws.   Therefore,   recoveries  on
repossessed  collateral  may not always be available to support  payments on the securities.

     Asset-backed  securities are often backed by a pool of assets  representing the  obligations  of a number of  different  parties.  To lessen  the  effect of failures by obligors on underlying assets to make payments,  such securities may contain  elements  of  credit  support.  Such  credit  support  falls  into  two categories:  (i)  liquidity  protection,  and  (ii)  protection  against  losses resulting  from  ultimate  default  by an  obligor  on  the  underlying  assets.
Liquidity  protection  refers to the  provision  of  advances,  generally by the entity  administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely.  Protection  against losses resulting from ultimate  default  enhances the likelihood of payments of the  obligations on at least some of the assets in the pool.  Such  protection may be provided  through guarantees,  insurance  policies or letters of credit  obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such  approaches.  The  Portfolios  will not pay any additional  fees for such  credit  support,  although  the  existence  of credit support may increase the price of a security.

     Examples of credit support  arising out of the structure of the transaction include "senior-subordinated  securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne  first by the  holders of the  subordinated  class),  creation of "reserve funds"  (where  cash or  investments,  sometimes  funded  from a portion  of the payments on the underlying  assets,  are held in reserve  against future losses)
and "over collateralization"  (where the scheduled payments on, or the principal amount of, the  underlying  assets exceeds that required to make payments of the securities  and pay any servicing or other fees).  The degree of credit  support provided for each issue is generally based on historical  information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those  anticipated  could adversely  affect the return on an investment in such issue.

Brady Bonds
     The Global Fixed Income,  The  International  Fixed  Income,  The Core Plus
Fixed Income and The Emerging Markets  Portfolios may invest,  within the limits specified in the related  Prospectus,  in Brady Bonds and other  sovereign  debt securities  of  countries  that  have  restructured  or are in  the  process  of restructuring  sovereign  debt pursuant to the Brady Plan.  Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S.  Treasury  Secretary  Nicholas F. Brady in 1989, as a mechanism for
debtor  nations  to  restructure   their   outstanding   external   indebtedness
(generally,  commercial bank debt). In restructuring its external debt under the
Brady Plan framework,  a debtor nation negotiates with its existing bank lenders
as  well  as  multilateral   institutions   such  as  the  World  Bank  and  the
International  Monetary Fund (the "IMF").  The Brady Plan  framework,  as it has developed,  contemplates  the exchange of commercial  bank debt for newly issued bonds (Brady Bonds).  The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other  arrangements  which enable the  debtor  nation  to  collateralize  the new  Brady  Bonds  or to  repurchase outstanding  bank debt at a discount.  Under these  arrangements  with the World
Bank  and/or  the  IMF,  debtor  nations  have  been  required  to  agree to the implementation  of certain  domestic  monetary and fiscal reforms.  Such reforms
have  included  the  liberalization  of  trade  and  foreign   investment,   the
privatization  of state-owned  enterprises and the setting of targets for public spending and  borrowing.  These policies and programs seek to promote the debtor country's  ability to service its external  obligations and promote its economic growth and development. Investors should recognize that the Brady Plan only sets forth  general  guiding  principles  for  economic  reform  and debt  reduction, emphasizing  that solutions  must be negotiated on a case-by-case  basis between debtor  nations  and their  creditors.  The Manager and  Mondrian  believe  that economic  reforms  undertaken  by countries in  connection  with the issuance of
Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

     Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and  debt-service  reduction through specific options negotiated by a debtor nation with its creditors.  As a result,  the financial  packages  offered by each country  differ.  The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt,  bonds  issued at a discount  of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the  advancement of new money by existing  lenders.
Certain Brady Bonds have been  collateralized as to principal due at maturity by
U.S.  Treasury zero coupon bonds with a maturity  equal to the final maturity of such Brady Bonds,  although the  collateral is not available to investors  until the final maturity of the Brady Bonds.  Collateral purchases are financed by the
IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors.

Concentration
     In applying a Portfolio's policies on concentration:  (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric  and  telephone  will each be  considered  a  separate  industry;  (ii)
financial  service  companies  will be classified  according to the end users of their services,  for example,  automobile finance,  bank finance and diversified finance will each be  considered  a separate  industry;  and (iii)  asset-backed securities will be classified  according to the underlying  assets securing such securities.

Convertible Debt and Non-Traditional Equity Securities
     A  portion  of The  Large-Cap  Growth  Equity,  The  High-Yield  Bond,  The
Small-Cap Growth Equity,  The Focus Smid-Cap Growth Equity,  The Smid-Cap Growth
Equity, The International Equity, The Large Cap Value Equity, The Mid-Cap Growth
Equity, The Labor Select  International  Equity, The Emerging Markets,  The Core
Plus Fixed  Income,  and The All-Cap  Growth  Equity  Portfolios'  assets may be invested in convertible debt securities of issuers in any industry, and The Real
Estate  Investment  Trust  Portfolios'  assets may be  invested  in  convertible securities of issuers in the real estate industry.  A convertible  security is a security  which may be converted at a stated price within a specified  period of time into a certain  quantity  of the  common  stock of the same or a  different
issuer.   Convertible   debt  securities  are  senior  to  common  stocks  in  a
corporation's  capital structure,  although  convertible  securities are usually subordinated to similar nonconvertible  securities.  Convertible debt securities provide a fixed-income stream and the opportunity, through a conversion feature, to participate in the capital appreciation resulting from a market price advance in the  convertible  security's  underlying  common  stock.  Just as  with  debt securities,  convertible  securities  tend to  increase  in  market  value  when interest  rates decline and tend to decrease in value when interest  rates rise.
However,  the price of a convertible  security is also  influenced by the market value of the  security's  underlying  common  stock and tends to increase as the market value of the underlying stock rises,  whereas it tends to decrease as the market value of the  underlying  stock  declines.  The  Large-Cap  Growth Equity
Portfolio,  The All-Cap  Growth Equity  Portfolio,  The Small-Cap  Growth Equity
Portfolio,  The Focus  Smid-Cap  Growth  Equity  Portfolio,  The Large Cap Value
Equity Portfolio,  The Mid-Cap Growth Equity Portfolio, The International Equity
Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets
Portfolio,  and  The  Smid-Cap  Growth  Equity  Portfolio  each  may  invest  in convertible  securities  without reference to such securities'  investment grade rating  because  it  invests  in such  securities  primarily  for  their  equity characteristics.

     The  Large-Cap  Growth  Equity,  The  Real  Estate  Investment  Trust,  The
High-Yield Bond, The Emerging  Markets and The All-Cap Growth Equity  Portfolios
may invest in convertible  preferred  stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor,  such as a Portfolio,  with the  opportunity  to earn higher  dividend income than is available  on a company's  common  stock.  A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation  limit which is usually  expressed in terms of a stated price. Upon the conversion  date,  most PERCS convert into common stock of the issuer (PERCS
are  generally  not  convertible  into  cash  at  maturity).   Under  a  typical
arrangement,  if after a predetermined number of years the issuer's common stock is trading at a price below that set by the  capital  appreciation  limit,  each
PERCS would  convert to one share of common  stock.  If,  however,  the issuer's common  stock is trading at a price above that set by the  capital  appreciation limit,  the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market  price of the  issuer's  common  stock.  PERCS can be called at any time prior to maturity,  and hence do not provide call protection.
However,  if called  early,  the issuer may pay a call  premium  over the market price to the investor.  This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

     The  Large-Cap  Growth  Equity,  The  Real  Estate  Investment  Trust,  The
High-Yield Bond, The Emerging  Markets and The All-Cap Growth Equity  Portfolios
may also invest in other enhanced convertible securities.  These include but are
not  limited  to  ACES  (Automatically  Convertible  Equity  Securities),   PEPS
(Participating  Equity Preferred Stock),  PRIDES (Preferred Redeemable Increased
Dividend   Equity   Securities),   SAILS  (Stock   Appreciation   Income  Linked
Securities),  TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative
Securities) and DECS (Dividend  Enhanced  Convertible  Securities).  ACES, PEPS,
PRIDES,  SAILS, TECONS, QICS and DECS all have the following features:  they are company-issued  convertible  preferred  stock;  unlike  PERCS,  they do not have capital appreciation limits; they seek to provide the investor with high current income,  with some prospect of future capital  appreciation;  they are typically issued with three to four-year  maturities;  they  typically  have some built-in call  protection  for the first two to three years;  investors have the right to convert  them into shares of common stock at a preset  conversion  ratio or hold them until  maturity;  and upon  maturity,  they will  automatically  convert to either cash or a specified number of shares of common stock.

Credit Default Swaps
     The  Core  Focus  Fixed  Income  Portfolio,  The  Core  Plus  Fixed  Income
Portfolio,  The  Intermediate  Fixed Income  Portfolio and The  High-Yield  Bond
Portfolio  may enter into credit  default swap  ("CDS")  contracts to the extent consistent with each  Portfolio's  investment  objectives and strategies.  A CDS contract is a  risk-transfer  instrument (in the form of a derivative  security)
through  which one party (the  "purchaser of  protection")  transfers to another party (the  "seller of  protection")  the  financial  risk of a Credit Event (as defined below),  as it relates to a particular  reference  security or basket of securities  (such as an index).  In exchange for the  protection  offered by the seller of  protection,  the purchaser of protection  agrees to pay the seller of protection a periodic  premium.  In the most general sense,  the benefit for the purchaser of  protection  is that,  if a Credit Event  should  occur,  it has an agreement  that the  seller of  protection  will make it whole in return for the transfer to the seller of protection of the  reference  security or  securities.
The benefit for the seller of  protection is the premium  income it receives.  A
Portfolio might use CDS contracts to limit or to reduce the risk exposure of the
Portfolio  to  defaults  of the issuer or issuers  of the  Portfolio's  holdings
(i.e.,  to  reduce  risk  when  the  Portfolio  owns  or has  exposure  to  such securities). A Portfolio also might use CDS contracts to create or vary exposure to securities or markets.

     CDS transactions may involve general market, illiquidity,  counterparty and credit risks.  CDS prices may also be subject to rapid  movements in response to news and events  affecting the  underlying  securities.  The aggregate  notional amount (typically, the principal amount of the reference security or securities)
of a Portfolio's  investments  in the CDS contracts  will be limited to 15% (10%
for the  Intermediate  Fixed  Income  Portfolio)  of the  Portfolio's  total net assets. As the purchaser or seller of protection, a Portfolio may be required to segregate cash or other liquid assets to cover its obligations under certain CDS contracts.

     As the  seller  of  protection  in a CDS  contract,  a  Portfolio  would be required to pay the par (or other agreed-upon) value of a reference security (or basket of securities) to the counterparty in the event of a default, bankruptcy, failure to pay, obligation  acceleration,  modified restructuring or agreed upon event (each of these events is a "Credit  Event").  If a Credit Event occurs,  a
Portfolio generally would receive the security or securities to which the Credit
Event  relates in return  for the  payment  to the  purchaser  of the par value.
Provided  that no Credit  Event  occurs,  a  Portfolio  would  receive  from the counterparty  a periodic  stream of  payments  over the term of the  contract in return for this credit protection. In addition, if no Credit Event occurs during the term of the CDS contract,  a Portfolio would have no delivery requirement or payment obligation to the purchaser of protection.  As the seller of protection, a Portfolio would have credit  exposure to the reference  security (or basket of securities). A Portfolio will not sell protection in a CDS contract if it cannot otherwise hold the security (or basket of securities).

     As the purchaser of protection in a CDS contract,  a Portfolio  would pay a premium to the seller of protection.  In return,  a Portfolio would be protected by the seller of protection  from a Credit Event on the  reference  security (or basket of securities).  A risk in this type of transaction is that the seller of protection  may fail to satisfy its  payment  obligations  to a  Portfolio  if a
Credit  Event  should  occur.  This  risk is known as  counterparty  risk and is described in further detail below.

     If the  purchaser of  protection  does not own the  reference  security (or basket of  securities),  the purchaser of protection may be required to purchase the reference  security (or basket of  securities) in the case of a Credit Event on the  reference  security  (or  basket of  securities).  If the  purchaser  of protection  cannot  obtain the  security  (or basket of  securities),  it may be obligated to deliver a security (or basket of  securities)  that is deemed to be equivalent to the reference security (or basket of securities) or the negotiated monetary value of the obligation.

     Each CDS contract is individually  negotiated.  The term of a CDS contract, assuming no Credit Event occurs,  is typically  between two and five years.  CDS
contracts   may  be  unwound   through   negotiation   with  the   counterparty.
Additionally,  a CDS contract may be assigned to a third party.  In either case, the  unwinding  or  assignment  involves  the  payment  or receipt of a separate payment by a Portfolio to terminate the CDS contract.

     A  significant  risk in CDS  transactions  is the  creditworthiness  of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. If there is a default by a  counterparty  who is a purchaser of  protection,  a  Portfolio's potential loss is the agreed upon periodic stream of payments from the purchaser of  protection.  If there is a  default  by a  counterparty  that is a seller of protection, a Portfolio's potential loss is the failure to receive the par value or other  agreed  upon  value from the seller of  protection  if a Credit  Event should occur. CDS contracts do not involve the delivery of collateral to support each party's  obligations;  therefore,  a Portfolio  will only have  contractual remedies  against the  counterparty  pursuant to the CDS agreement.  As with any contractual  remedy,  there is no guarantee that a Portfolio would be successful in pursuing such remedies.  For example,  the counterparty may be judgment proof due to insolvency.  A Portfolio thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it.

Depositary Receipts
     The  Large-Cap  Growth  Equity,  The  Small-Cap  Growth  Equity,  The Focus
Smid-Cap Growth Equity,  The Smid-Cap Growth Equity, The Large-Cap Value Equity,
The International  Equity,  The Labor Select  International  Equity, The Mid-Cap
Growth Equity,  The All-Cap Growth Equity, The Real Estate Investment Trust, The
Global Fixed Income,  The  International  Fixed Income and The Emerging  Markets
Portfolios  may invest in sponsored  and  unsponsored  ADRs.  Such ADRs that The
Small-Cap Growth Equity,  The Focus Smid-Cap Growth Equity,  The Smid-Cap Growth
Equity,  The Large-Cap Value Equity,  The Mid-Cap Growth Equity, The Real Estate
Investment  Trust and The Real Estate  Investment Trust II Portfolios may invest in will be those that are actively traded in the United States.

     In conjunction with their investment in foreign  securities,  The Large-Cap
Growth Equity,  The All-Cap Growth Equity,  The International  Equity, The Labor
Select  International  Equity, The Emerging Markets, The Global Fixed Income and
The  International  Fixed Income  Portfolios  may also invest in  sponsored  and unsponsored European Depositary Receipts ("EDRs") and Global Depositary Receipts
("GDRs").  In addition,  The Small-Cap Growth Equity,  The Focus Smid-Cap Growth
Equity and The Smid-Cap  Growth  Equity  Portfolios  may invest in sponsored and unsponsored  GDRs subject to their 10% (20% with respect to The Smid-Cap  Growth
Equity Portfolio) limit on investments in foreign securities.

     ADRs are receipts  typically  issued by a U.S.  bank or trust company which evidence  ownership of underlying  securities  issued by a foreign  corporation.
EDRs and GDRs are  receipts  issued by  non-U.S.  Banks or trust  companies  and foreign branches of U.S. banks that evidence ownership of the underlying foreign or U.S.  securities.  "Sponsored"  ADRs,  EDRs or GDRs are issued jointly by the issuer of the underlying security and a depositary, and "unsponsored" ADRs, EDRs or GDRs are issued  without  the  participation  of the issuer of the  deposited security. Holders of unsponsored ADRs, EDRs or GDRs generally bear all the costs of such facilities and the depositary of an unsponsored ADR, EDR or GDR facility frequently  is under no  obligation  to  distribute  shareholder  communications received  from the issuer of the  deposited  security or to pass through  voting rights to the holders of such receipts in respect of the  deposited  securities.
Therefore,  there may not be a correlation  between  information  concerning the issuer of the security and the market value of an  unsponsored  ADR, EDR or GDR.
ADRs may be listed on a  national  securities  exchange  or may be traded in the over-the-counter  market.  EDRs and GDRs traded in the  over-the-counter  market which do not have an active or substantial  secondary  market will be considered illiquid and therefore will be subject to a Portfolio's  limitation with respect to such  securities.  ADR prices are  denominated in U.S.  dollars  although the underlying  securities  are  denominated in a foreign  currency.  Investments in
ADRs,  EDRs  and  GDRs  involve  risks  similar  to  those  accompanying  direct investments in foreign securities.

Euro
     On January 1, 1999, the European  Economic and Monetary Union implemented a new currency unit, the Euro, for eleven  participating  European countries.  The countries  that  initially  converted or tied their  currencies  to the Euro are
Austria,  Belgium,  France,  Germany,  Luxembourg,  the  Netherlands,   Ireland,
Finland,  Italy,  Portugal and Spain. Each participating country began using the
Euro for  currency  transactions  on July 1, 2002.  This  means  that  financial transactions  and market  information,  including  share  quotations and company accounts,  in  participating  countries are denominated in Euros.  Participating governments are issuing their bonds in Euros,  and the European  Central Bank is managing monetary policy for participating countries.

     Because  of  the  number  of  countries  using  this  single  currency,   a
significant portion of the assets of a Portfolio may be denominated in the Euro.

Foreign Currency Transactions
     The  International  Equity,  The Labor  Select  International  Equity,  The
Emerging Markets, The Global Fixed Income and The International Fixed Income (as
well as The Large-Cap  Growth Equity,  The Small-Cap  Growth  Equity,  The Focus
Smid-Cap Growth Equity,  The Smid-Cap Growth Equity,  The Real Estate Investment
Trust, The Real Estate Investment Trust II, The All-Cap Growth Equity,  The Core
Focus Fixed Income,  The Intermediate  Fixed Income,  The Core Plus Fixed Income
and The High-Yield  Bond  Portfolios  consistent  with their limited  ability to invest in foreign  securities) may purchase or sell currencies  and/or engage in forward  foreign  currency  transactions  in order  to  expedite  settlement  of portfolio transactions and to minimize currency value fluctuations.

     Forward  foreign  currency  contracts  are traded in the  interbank  market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions  are charged at any stage for trades.  A Portfolio  will account for forward contracts by marking to market each day at daily exchange rates.

     When a Portfolio enters into a forward contract to sell, for a fixed amount of U.S. dollars or other  appropriate  currency,  the amount of foreign currency approximating the value of some or all of its assets denominated in such foreign currency,  its  custodian  bank will  place or will  cause to be placed  cash or liquid equity or debt  securities in a separate  account of that Portfolio in an amount not less than the value of that Portfolio's total assets committed to the consummation  of such forward  contracts.  If the additional  cash or securities placed in the separate account  declines,  additional cash or securities will be placed in the  account on a daily  basis so that the value of the  account  will equal the amount of that Portfolio's commitments with respect to such contracts.

     The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap
Growth  Equity,  The  Emerging  Markets  and  The  International   Fixed  Income
Portfolios may also enter into transactions  involving foreign currency options, futures  contracts  and options on futures  contracts,  in order to minimize the currency risk in its investment portfolio.

     Foreign  currency options are traded in a manner  substantially  similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase,  in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated  expiration  date. The writer of the option  undertakes the obligation to deliver, in the case of a call option, or to purchase, in the case of a put option,  the  quantity of the currency  called for in the option,  upon exercise  of the option by the  holder.  The  purchase of an option on a foreign currency may  constitute  an effective  hedge against  fluctuations  in exchange rates  although,  in the  event  of a rate  movement  adverse  to a  Portfolio's position,  a Portfolio  may forfeit  the entire  amount of the premium  plus any related transaction costs. As in the case of other types of options, the writing of an option on a foreign  currency will  constitute only a partial hedge, up to the  amount of the  premium  received,  and a  Portfolio  could be  required  to purchase or sell foreign currencies at disadvantageous  exchange rates,  thereby incurring losses.

     A Portfolio  will write call  options  only if they are  "covered"  and put options  only if  they  are  secured.  A call  written  by a  Portfolio  will be considered  covered if a Portfolio owns  short-term debt securities with a value equal to the face amount of the option  contract and denominated in the currency upon which the call is  written.  A put option  written by a  Portfolio  will be considered  secured if, so long as a Portfolio is obligated as the writer of the put,  it  segregates  with its  custodian  bank cash or liquid  high  grade debt securities equal at all times to the aggregate exercise price of the put.

     As in the case of other  types of  options,  the  holder  of an  option  on foreign currency is required to pay a one-time,  non-refundable  premium,  which represents  the cost of  purchasing  the option.  The holder can lose the entire amount of this premium,  as well as related transaction costs, but not more than this amount.  The writer of the option,  in  contrast,  generally is required to make initial and variation margin payments,  similar to margin deposits required in the  trading of futures  contacts  and the writing of other types of options.
The writer is  therefore  subject to risk of loss  beyond the amount  originally invested and above the value of the option at the time it is entered into.

     Certain options on foreign currencies,  like forward contracts,  are traded over-the-counter  through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally  associated with exchange-traded  instruments.  Options on foreign currencies may also be traded on national securities  exchanges regulated by the
SEC  or  commodities  exchanges  regulated  by  the  Commodity  Futures  Trading
Commission.

     A foreign currency futures contract is a bilateral  agreement providing for the purchase and sale of a specified type and amount of a foreign  currency.  By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of foreign currency futures contracts,  the currency underlying  the  contract  is  delivered  by  the  seller  and  paid  for by the purchaser, or on which, in the case of certain futures contracts, the difference between  the price at which the  contract  was entered  into and the  contract's closing  value is settled  between  the  purchaser  and seller in cash.  Futures contracts differ from options in that they are bilateral  agreements,  with both the purchaser and the seller equally obligated to complete the transactions.  In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

     The purchase or sale of a futures  contract  also differs from the purchase or sale of a security or the purchase of an option in that no purchase  price is paid or received.  Instead, an amount of cash or cash equivalents,  which varies but may be as low as 5% or less of the value of the contract,  must be deposited with the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker  referred  to as  "variation  margin" are made on a daily basis as the value of the currency  underlying the futures contract  fluctuates, making positions in the futures contract more or less valuable,  a process known as "marking to the market."

     A futures contract may be purchased or sold only on an exchange, known as a
"contract  market,"  designated by the Commodity Futures Trading  Commission for the trading of such contract,  and only through a registered  futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction.  The contract market clearinghouse guarantees  the  performance  of each party to a futures  contract  by in effect taking the opposite side of such  contract.  At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject  to the  availability  of a  secondary  market,  which  will  operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss  experienced by the trader is required to be paid to the contract  market  clearing  house while any profit due to the trader must be delivered to it.

     A call option on a futures  contract  provides the holder with the right to purchase, or enter into a "long" position in, the underlying futures contract. A put option on a futures contract  provides the holder with the right to sell, or enter into a "short"  position,  in the  underlying  futures  contract.  In both cases, the option provides for a fixed exercise price up to a stated  expiration
date.  Upon  exercise  of  the  option  by  the  holder,   the  contract  market
clearinghouse  establishes a corresponding  short position for the writer of the option,  in the case of a call option,  or a corresponding  long position in the case of a put  option  and the writer  delivers  to the  holder the  accumulated balance in the writer's margin account which  represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than,  in the case of a put, the exercise  price of the option on the futures  contract.  In the event  that an option  written  by the  Portfolio  is exercised,  the Portfolio will be subject to all the risks  associated  with the trading of futures contracts,  such as payment of variation margin deposits.  In addition,  the writer of an option on a futures contract,  unlike the holder, is subject to initial and variation margin requirements on the option position.

     A position  in an option on a futures  contract  may be  terminated  by the purchaser or seller prior to expiration by effecting a closing  purchase or sale transaction,  subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series  (i.e.,  the same  exercise price and  expiration  date) as the option  previously  purchased  or sold.  The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     An option becomes worthless to the holder when it expires. Upon exercise of an option,  the  exchange  or contract  market  clearinghouse  assigns  exercise notices on a random basis to those of its members which have written  options of the same series and with the same  expiration  date. A brokerage  firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration  date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

Foreign Investments
     Investors in The Large-Cap  Value Equity,  The  International  Equity,  The
Labor Select International Equity, The Emerging Markets, The Global Fixed Income
and The  International  Fixed Income Portfolios (as well as The Large-Cap Growth
Equity,  The Small-Cap  Growth  Equity,  The Focus Smid-Cap  Growth Equity,  The
Smid-Cap Growth Equity  Portfolio,  The Real Estate Investment Trust Portfolios,
The All-Cap Growth Equity,  The Core Focus Fixed Income,  The Intermediate Fixed
Income,  The Core Plus Fixed Income and The High-Yield Bond Portfolios,  each of which  possesses  a limited  ability  to invest in  foreign  securities)  should recognize  that  investing  in  securities  issued by foreign  corporations  and foreign governments involves certain  considerations,  including those set forth in the  Prospectuses,  which are not typically  associated  with  investments in
United States  issuers.  Since the securities of foreign  issuers are frequently denominated in foreign currencies, and since each Portfolio may temporarily hold un-invested  reserves in bank deposits in foreign  currencies,  these Portfolios will be affected  favorably or  unfavorably  by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.  The investment  policies of each Portfolio,  except
The Mid-Cap Growth Equity  Portfolio,  permit each to enter into forward foreign currency  exchange  contracts and permit The Small-Cap Growth Equity,  The Focus
Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The Emerging Markets and The
International  Fixed Income  Portfolios to engage in certain options and futures activities,  in order to hedge holdings and  commitments  against changes in the level of future currency rates. See "Foreign Currency Transactions" above.

     The Large-Cap  Value Equity,  The  International  Equity,  The Labor Select
International  Equity,  The  Emerging  Markets,  The Global Fixed Income and The
International  Fixed Income  Portfolios  (and The Large-Cap  Growth Equity,  The
Small-Cap Growth Equity,  The Focus Smid-Cap Growth Equity,  The Smid-Cap Growth
Equity,  The Real Estate Investment  Trust, The All-Cap Growth Equity,  The Core
Focus Fixed Income,  The Intermediate  Fixed Income,  The Core Plus Fixed Income
and The  High-Yield  Bond  Portfolios  with respect to up to 20%, 10%, 10%, 20%,
10%,  10%,  20%,  20%, 20% and 10%,  respectively,  of their total  assets) will invest in securities of foreign issuers and may hold foreign  currency.  Each of these  Portfolios  has  the  right  to  purchase  securities  in any  developed, underdeveloped  or emerging  country.  Investors  should consider  carefully the substantial  risks  involved in investing in securities  issued by companies and governments of foreign  nations.  These risks are in addition to the usual risks inherent in domestic  investments.  There is the  possibility of  expropriation, nationalization or confiscatory  taxation,  taxation of income earned in foreign nations or other taxes imposed with respect to investments  in foreign  nations, foreign  exchange  control  (which  may  include  suspension  of the  ability to
transfer  currency  from  a  given  country),   default  in  foreign  government
securities,  political or social  instability or diplomatic  developments  which could affect investments in securities of issuers in those nations.

     In  addition,  in many  countries,  there is  substantially  less  publicly available information about issuers than is available in reports about companies in the  United  States  and this  information  tends to be of a lesser  quality.
Foreign companies are not subject to uniform accounting,  auditing and financial reporting  standards,  and  auditing  practices  and  requirements  may  not  be comparable to those applicable to United States  companies.  In particular,  the assets and profits  appearing on the  financial  statements  of a developing  or emerging  country  issuer may not reflect its  financial  position or results of operations in the way they would be reflected had the financial  statements been
prepared  in  accordance  with  United  States  generally  accepted   accounting
principles. Also, for an issuer that keeps accounting records in local currency, inflation  accounting  rules may require for both tax and  accounting  purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to  express  items in terms of  currency  or  constant  purchasing  power.
Inflation  accounting may indirectly  generate losses or profits.  Consequently, financial data may be materially  affected by restatements for inflation and may not  accurately  reflect the real  condition  of those  issuers  and  securities markets.

     It is also  expected that the expenses for  custodial  arrangements  of The
Large-Cap Value Equity, The Large-Cap Growth Equity,  The International  Equity,
The Labor Select  International  Equity, The Emerging Markets,  The Global Fixed
Income,  The International  Fixed Income, The Small-Cap Growth Equity, The Focus
Smid-Cap Growth Equity,  The Smid-Cap Growth Equity,  The Real Estate Investment
Trust , The All-Cap  Growth Equity,  The Mid-Cap  Growth Equity,  The Core Focus
Fixed Income,  The Intermediate Fixed Income, The Core Plus Fixed Income and The
High-Yield Bond Portfolios' foreign securities will be somewhat greater than the expenses for the  custodial  arrangements  for U.S.  securities  of equal value.
Dividends and interest paid by foreign issuers may be subject to withholding and other  foreign  taxes.  Although  in some  countries a portion of these taxes is recoverable,  the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio  receives from the companies  comprising the  Portfolio's investments. See "Dividends, Distributions and Taxes."

     Further, a Portfolio may encounter  difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts.  Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States,  are likely to be higher.  Further,  the settlement  period of securities  transactions  in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries,  there is less government  supervision and regulation of business and industry practices,  stock exchanges,  brokers and listed companies than in the United  States,  and capital  requirements  for brokerage  firms are generally  lower.  The foreign  securities  markets of many of the  countries in which a  Portfolio  may invest may also be  smaller,  less liquid and subject to greater price volatility than those in the United States.

     Compared  to the United  States  and other  developed  countries,  emerging countries may have volatile social conditions,  relatively unstable  governments and political  systems,  economies  based on only a few  industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities,  which can result in a low or nonexistent  volume of trading.  Prices in these  securities  markets  tend to be volatile  and, in the past,  securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until
recently,   there  has  been  an  absence  of  a  capital  market  structure  or market-oriented economy in certain emerging countries.  Further, investments and opportunities  for investments by foreign  investors are subject to a variety of
national   policies  and   restrictions  in  many  emerging   countries.   These
restrictions  may take the form of prior  governmental  approval,  limits on the amount  or type of  securities  held  by  foreigners,  limits  on the  types  of companies in which foreigners may invest and prohibitions on foreign investments in issuers or  industries  deemed  sensitive to national  interests.  Additional restrictions  may be imposed at any time by these or other  countries in which a
Portfolio invests.  Also, the repatriation of both investment income and capital from several  foreign  countries is  restricted  and  controlled  under  certain regulations,  including,  in some  cases,  the  need  for  certain  governmental consents.  Although these  restrictions may in the future make it undesirable to invest in emerging  countries,  neither  Manager nor Mondrian  believes that any current repatriation  restrictions would affect their decision to invest in such countries. Countries such as those in which a Portfolio may invest, and in which
The  Emerging  Markets  Portfolio  will  primarily  invest,   have  historically
experienced  and may continue to  experience,  substantial,  and in some periods extremely high rates of inflation for many years, high interest rates,  exchange rate  fluctuations  or currency  depreciation,  large amounts of external  debt, balance of payments and trade difficulties and extreme poverty and unemployment.
Other factors which may  influence  the ability or  willingness  to service debt include,  but  are  not  limited  to,  a  country's  cash  flow  situation,  the availability  of sufficient  foreign  exchange on the date a payment is due, the relative  size of its  debt  service  burden  to the  economy  as a  whole,  its government's  policy  towards  the IMF,  the World Bank and other  international agencies  and the  political  constraints  to which a  government  debtor may be subject.

     With  respect to  investment  in debt  issues of foreign  governments,  the ability of a foreign government or government-related  issuer to make timely and ultimate  payments  on its  external  debt  obligations  will  also be  strongly influenced by the issuer's balance of payments,  including  export  performance, its access to international  credits and  investments,  fluctuations in interest rates and the  extent of its  foreign  reserves.  A country  whose  exports  are concentrated in a few commodities or whose economy depends on certain  strategic imports could be vulnerable to  fluctuations  in  international  prices of these commodities or imports.  To the extent that a country  receives  payment for its exports in  currencies  other than  dollars,  its ability to make debt  payments denominated in dollars could be adversely  affected.  If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing  loans and aid from foreign governments,  commercial banks and multilateral organizations,  and inflows of  foreign  investment.  The  commitment  on the part of these  foreign governments,  multilateral  organizations and others to make such  disbursements may be conditioned on the government's implementation of economic reforms and/or economic  performance  and the  timely  service of its  obligations.  Failure to implement  such reforms,  achieve such levels of economic  performance  or repay principal or interest when due may curtail the willingness of such third parties to lend funds,  which may further impair the issuer's  ability or willingness to service its debts in a timely manner.  The cost of servicing  external debt will also  generally be adversely  affected by rising  international  interest  rates because many external debt obligations bear interest at rates which are adjusted based upon  international  interest rates.  The ability to service external debt will  also  depend  on the  level  of the  relevant  government's  international currency reserves and its access to foreign exchange.  Currency devaluations may affect the ability of a government issuer to obtain sufficient  foreign exchange to service its external debt.

     As a result of the foregoing,  a foreign governmental issuer may default on its  obligations.  If such a  default  occurs,  a  Portfolio  may  have  limited effective legal recourse against the issuer and/or guarantor.  Remedies must, in some cases,  be pursued in the courts of the  defaulting  party itself,  and the ability  of  the  holder  of  foreign  government  and  government-related  debt securities  to obtain  recourse may be subject to the  political  climate in the relevant  country.  In addition,  no assurance  can be given that the holders of commercial  bank debt will not contest  payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

     The issuers of the foreign  government  and  government-related  high-yield securities, including Brady Bonds, in which The Emerging Markets, The High-Yield
Bond, The Core Plus Fixed Income,  The Global Fixed Income and The International
Fixed  Income   Portfolios  expect  to  invest  have  in  the  past  experienced substantial  difficulties  in servicing their external debt  obligations,  which have led to defaults on certain  obligations  and the  restructuring  of certain indebtedness.  Restructuring  arrangements  have  included,  among other things, reducing and rescheduling  interest and principal payments by negotiating new or amended  credit  agreements  or  converting  outstanding  principal  and  unpaid interest to Brady Bonds, and obtaining new credit to finance interest  payments.
Holders  of  certain  foreign  government  and  government-related   high  yield
securities  may be  requested  to  participate  in  the  restructuring  of  such obligations  and to  extend  further  loans to their  issuers.  There  can be no
assurance   that  the   Brady   Bonds   and   other   foreign   government   and
government-related  high yield  securities  in which The Emerging  Markets,  The
High-Yield  Bond,  The Core Plus Fixed  Income,  The Global Fixed Income and The
International  Fixed Income Portfolios may invest will not be subject to similar defaults or restructuring  arrangements  which may adversely affect the value of such investments.  Furthermore, certain participants in the secondary market for
such  debt  may  be  directly   involved  in  negotiating  the  terms  of  these
arrangements and may therefore have access to information not available to other market participants.

     With respect to forward foreign currency exchange,  the precise matching of forward contract  amounts and the value of the securities  involved is generally not possible  since the future value of such  securities  in foreign  currencies will  change  as a  consequence  of  market  movements  in the  value  of  those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain. See
"Forward Foreign Currency Exchange Contracts" below.

     A  Portfolio  may be subject to foreign  withholding  taxes on income  from
certain  foreign   securities.   This  in  turn,   could  reduce  a  Portfolio's
distributions paid to shareholders.  Special rules govern the federal income tax treatment of certain transactions  denominated in terms of a currency other than the  U.S.  dollar  or  determined  by  reference  to the  value  of one or  more currencies other than the U.S. dollar. The types of transactions  covered by the special rules include,  as relevant,  the following:  (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument  (including,  to the extent provided in Treasury Regulations,  preferred stock); (ii) the accruing of certain  trade  receivables  and  payables;  and  (iii)  the  entering  into  or acquisition  of any forward  contract and similar  financial  instrument if such instrument is not "marked to market." The  disposition  of a currency other than the U.S. dollar by a U.S.  taxpayer is also treated as a transaction  subject to the special currency rules. With respect to transactions  covered by the special rules,  foreign currency gain or loss is calculated  separately from any gain or loss on the underlying  transaction and is normally  taxable as ordinary gain or loss. A taxpayer  may elect to treat as capital  gain or loss  foreign  currency gain or loss arising from certain  identified forward contracts that are capital assets in the hands of the  taxpayer  and which are not part of a straddle.  The
Treasury  Department  has  authority to issue  regulations  under which  certain transactions  subject to the special  currency rules that are part of a "section
988 hedging  transaction"  (as defined in the Internal  Revenue Code of 1986, as amended (the  "Code"),  and the Treasury  Regulations)  will be  integrated  and treated as a single  transaction or otherwise treated  consistently for purposes of the Code. Any gain or loss attributable to the foreign currency  component of a  transaction  engaged in by a  Portfolio  which is not  subject to the special currency rules (such as foreign equity  investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated  from the gain or loss on the underlying  transaction.  It is anticipated that some of the non-U.S.  dollar denominated  investments and foreign currency contracts the
Portfolios may make or enter into will be subject to the special  currency rules described above.

     With  reference  to  the  Portfolios'  investments  in  foreign  government securities,  there is the risk that a foreign governmental issuer may default on its  obligations.  If such a  default  occurs,  a  Portfolio  may  have  limited effective legal recourse against the issuer and/or guarantor.  Remedies must, in some cases,  be pursued in the courts of the  defaulting  party itself,  and the ability  of  the  holder  of  foreign  government  and  government-related  debt securities  to obtain  recourse may be subject to the  political  climate in the relevant  country.  In addition,  no assurance  can be given that the holders of commercial  bank debt will not contest  payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

     The issuers of foreign  government and  government-related  debt securities have  in the  past  experienced  substantial  difficulties  in  servicing  their external debt obligations, which have led to defaults on certain obligations and the  restructuring  of certain  indebtedness.  Restructuring  arrangements  have included,  among other things,  reducing and rescheduling interest and principal
payments  by  negotiating  new  or  amended  credit   agreements  or  converting
outstanding  principal  and unpaid  interest to Brady Bonds,  and  obtaining new credit to finance interest  payments.  Holders of certain foreign government and government-related  high-yield securities may be requested to participate in the restructuring  of such obligations and to extend further loans to their issuers.
There can be no  assurance  that Brady Bonds and other  foreign  government  and government-related  securities  will  not be  subject  to  similar  defaults  or restructuring  arrangements  which  may  adversely  affect  the  value  of  such investments.  Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may  therefore  have  access  to  information  not  available  to  other  market participants.

     Investments  and  opportunities  for  investments  by foreign  investors in emerging  market  countries  are subject to a variety of national  policies  and restrictions.  These  restrictions  may  take  the  form of  prior  governmental approval, limits on the amount or type of securities held by foreigners,  limits on the types of companies in which  foreigners  may invest and  prohibitions  on foreign  investments  in issuers or  industries  deemed  sensitive  to  national interests.  Additional restrictions may be imposed at any time by these or other countries in which the Portfolios'  invest.  Although these  restrictions may in the future  make it  undesirable  to invest in emerging  countries,  neither the
Manager nor Mondrian believes that any current  registration  restrictions would affect its decision to invest in such countries.

     As disclosed in the Prospectus for The International Equity Portfolio,  The
Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The
Global Fixed Income  Portfolio,  The Core Focus Fixed Income,  The  Intermediate
Fixed Income  Portfolio,  The Core Plus Fixed Income  Portfolio,  The High Yield
Bond and The  International  Fixed  Income  Portfolio,  the  foreign  short-term fixed-income  securities in which the Portfolio may invest may be U.S. dollar or foreign  currency  denominated,  including the euro. Such securities may include those issued by  supranational  entities.  A  supranational  entity is an entity established or financially  supported by the national governments of one or more countries to promote development or reconstruction. They include: The Work Bank,
European  Investment Bank, Asian Development Bank,  European Economic  Community
and the  Inter-American  Development Bank. Such fixed-income  securities will be typically rated, at the time of purchase, AA or higher by S&P or Aa or higher by
Moody's or of comparable  quality as  determined by the Manager or Mondrian,  as applicable.

Forward Foreign Currency Exchange Contracts
     The  foreign   investments  made  by  The  Large-Cap  Growth  Equity,   The
International  Equity,  The Labor Select  International  Equity, The Real Estate
Investment Trust, The Global Fixed Income,  The International  Fixed Income, The
Emerging Markets, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity,
The Smid-Cap  Growth Equity,  The All-Cap  Growth  Equity,  The Core Focus Fixed
Income,  The  Intermediate  Fixed  Income,  The Core Plus  Fixed  Income and The
High-Yield Bond Portfolios  present currency  considerations  which pose special risks, as described in the Prospectus.

     Although  these  Portfolios  value  their  assets  daily  in  terms of U.S.
dollars, they do not intend to convert their holdings of foreign currencies into
U.S.  dollars on a daily basis. A Portfolio  will,  however,  from time to time, purchase or sell foreign  currencies  and/or engage in forward foreign  currency transactions in order to expedite  settlement of Portfolio  transactions  and to minimize  currency  value  fluctuations.  A  Portfolio  may  conduct its foreign currency  exchange  transactions  on a spot (i.e.,  cash) basis at the spot rate prevailing  in the foreign  currency  exchange  market or through  entering into contracts  to  purchase or sell  foreign  currencies  at a future date (i.e.,  a
"forward foreign  currency"  contract or "forward"  contract).  A Portfolio will convert  currency  on a spot basis from time to time,  and  investors  should be aware of the costs of currency conversion.

     A forward  contract  involves an  obligation to purchase or sell a specific currency at a future  date,  which may be any fixed number of days from the date of the contract,  agreed upon by the parties,  at a price set at the time of the contract.

     A Portfolio  may enter into  forward  contracts to "lock in" the price of a security it has agreed to purchase  or sell,  in terms of U.S.  dollars or other currencies  in which the  transaction  will be  consummated.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign  currency,  of the amount of foreign currency involved in the underlying security  transaction,  a  Portfolio  will be able to protect  itself  against a possible loss resulting from an adverse change in currency exchange rates during the period  between the date the  security is  purchased or sold and the date on which payment is made or received.

     For example, when the Manager or Mondrian, as applicable, believes that the currency  of a  particular  foreign  country  may suffer a  significant  decline against the U.S. dollar or against another currency,  a Portfolio may enter into a  forward  contract  to  sell,  for a fixed  amount  of U.S.  dollars  or other appropriate currency,  the amount of foreign currency approximating the value of some or all of the Portfolio's  securities denominated in such foreign currency.
A Portfolio will not enter into forward  contracts or maintain a net exposure to such  contracts  where the  consummation  of the  contracts  would  obligate the
Portfolio to deliver an amount of foreign currency in excess of the value of the
Portfolio's securities or other assets denominated in that currency.

     The Portfolios may enter into forward  contracts to hedge the currency risk associated with the purchase of individual securities  denominated in particular currencies.  In the  alternative,  the  Portfolios  may also  engage in currency
"cross hedging" when, in the opinion of the Manager or Mondrian,  as applicable,
the  historical   relationship  among  foreign  currencies   suggests  that  the
Portfolios  may achieve the same  protection  for a foreign  security at reduced cost and/or administrative burden through the use of a forward contract relating to a currency  other than the U.S.  dollar or the foreign  currency in which the security is denominated.

     At the  maturity of a forward  contract,  a  Portfolio  may either sell the portfolio  security and make delivery of the foreign currency,  or it may retain the security and  terminate  its  contractual  obligation to deliver the foreign currency by purchasing an  "offsetting"  contract with the same currency  trader obligating  it to purchase,  on the same maturity  date,  the same amount of the foreign  currency.  The  Portfolio  may  realize  gain  or  loss  from  currency transactions.

     With respect to forward foreign currency contracts, the precise matching of forward contract  amounts and the value of the securities  involved is generally not possible  since the future value of such  securities  in foreign  currencies will  change  as a  consequence  of  market  movements  in the  value  of  those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

     It is  impossible  to forecast the market value of Portfolio  securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely,  it may be  necessary  to sell on the  spot  market  some  of the  foreign  currency received  upon the sale of a Portfolio  security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

Futures and Options on Futures
     Consistent with the limited  circumstances under which The Large-Cap Growth
Equity,  The Mid-Cap  Growth  Equity,  The Small-Cap  Growth  Equity,  The Focus
Smid-Cap Growth Equity,  The Smid-Cap Growth Equity,  The Real Estate Investment
Trust, The Emerging Markets,  The All-Cap Growth Equity,  The Intermediate Fixed
Income,  The Core Focus Fixed Income and The Core Plus Fixed  Income  Portfolios
will use futures,  the  Portfolios  may enter into contracts for the purchase or sale for future delivery of securities.  While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting  transaction.  When a Portfolio enters into a futures  transaction,  it must deliver to the futures commission merchant selected by the Portfolio an amount referred to as "initial margin." This amount is  maintained  by  the  futures  commission  merchant  in  an  account  at  the
Portfolio's custodian bank. Thereafter,  a "variation margin" may be paid by the
Portfolio to, or drawn by the Portfolio  from,  such account in accordance  with controls  set for such  account,  depending  upon  changes  in the  price of the underlying securities subject to the futures contract.

     Consistent with the limited purposes for which the Portfolios may engage in these transactions, a Portfolio may enter into such futures contracts to protect against the adverse effects of  fluctuations in interest rates without  actually buying or selling the securities. For example, if interest rates are expected to increase,  a Portfolio  might enter into futures  contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt  securities  owned by the  Portfolio.  If  interest  rates did increase,  the value of the debt securities in the portfolio would decline,  but the  value  of  the  futures  contracts  to  the  Portfolio  would  increase  at approximately the same rate,  thereby keeping the net asset value ("NAV") of the
Portfolio from declining as much as it otherwise would have. Similarly,  when it is expected that interest rates may decline,  futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices.
Because the fluctuations in the value of futures  contracts should be similar to those of debt  securities,  a Portfolio  could take advantage of the anticipated rise in value of debt securities  without  actually buying them until the market had stabilized.  At that time, the futures contracts could be liquidated and the
Portfolio could then buy debt securities on the cash market.

     With respect to options on futures contracts, when a Portfolio is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures  contract is similar in some respects to the purchase of a call option on an individual  security.  Depending on the pricing of the option  compared to either the price of the futures contract upon which it is based, or the price of the underlying debt  securities,  it may or may not be less risky than ownership of the futures contract or underlying debt securities.

     The writing of a call option on a futures  contract  constitutes  a partial hedge  against the declining  price of the security  which is  deliverable  upon exercise of the futures contract.  If the futures price at the expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option  premium which  provides a partial hedge against any decline that may have  occurred  in the  Portfolio's  holdings.  The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security  which is  deliverable  upon exercise of the futures  contract.  If the futures price at the expiration of the option is higher than the exercise price, the Portfolio  will retain the full amount of option  premium  which  provides a partial  hedge  against  any  increase  in the  price of  securities  which  the
Portfolio intends to purchase.

     If a put or call  option that a Portfolio  has  written is  exercised,  the
Portfolio  will incur a loss which will be reduced by the amount of the  premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a
Portfolio's  losses from  existing  options on futures may, to some  extent,  be reduced  or  increased  by  changes in the value of  portfolio  securities.  The purchase of a put option on a futures  contract  is similar in some  respects to the purchase of protective puts on portfolio securities. For example, consistent with the  limited  purposes  for  which  the  Portfolios  will  engage  in these activities,  a  Portfolio  will  purchase a put option on a futures  contract to hedge the Portfolio's securities against the risk of rising interest rates.

     To the extent that  interest  rates move in an  unexpected  direction,  the
Portfolios  may not achieve the  anticipated  benefits of futures  contracts  or options on futures contracts or may realize a loss. For example,  if a Portfolio is hedged  against the  possibility of an increase in interest rates which would adversely  affect the price of  securities  held in its  portfolio  and interest rates  decrease  instead,  the Portfolio will lose part or all of the benefit of the  increased  value  of its  securities  which  it has  because  it will  have offsetting losses in its futures position. In addition,  in such situations,  if the Portfolio had insufficient  cash, it may be required to sell securities from its  portfolio  to meet  daily  variation  margin  requirements.  Such  sales of securities may, but will not  necessarily,  be at increased prices which reflect the rising market.  The Portfolios may be required to sell  securities at a time when it may be disadvantageous to do so.

     Further,  with respect to options on futures contracts,  the Portfolios may seek to close out an option position by writing or buying an offsetting position covering the same  securities or contracts and have the same exercise  price and expiration  date.  The ability to establish  and close out  positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Futures Contracts and Options on Futures Contracts
     In order to remain fully invested,  to facilitate  investments in portfolio securities and to reduce  transaction  costs, The Large-Cap  Growth Equity,  The
Mid-Cap Growth Equity,  The Small-Cap  Growth Equity,  The Focus Smid-Cap Growth
Equity,  The Smid-Cap  Growth  Equity,  The Real Estate  Investment  Trust,  The
Emerging Markets,  The All-Cap Growth Equity, The Intermediate Fixed Income, The
Core Focus  Fixed  Income and The Core Plus Fixed  Income  Portfolios  may, to a
limited  extent,  enter into  futures  contracts,  purchase  or sell  options on futures  contracts and engage in certain  transactions in options on securities, and may enter into closing  transactions  with respect to such  activities.  The
Portfolios will only enter into these transactions for hedging purposes if it is consistent  with the  Portfolios'  investment  objectives  and  policies and the
Portfolios will not engage in such  transactions to the extent that  obligations relating  to futures  contracts,  options on futures  contracts  and  options on securities,  in the aggregate,  exceed 25% of the Portfolios'  assets, or 20% of
The Real Estate Investment Trust Portfolios' total assets.

     Additionally,  The International  Fixed Income, The Core Plus Fixed Income,
The Core Focus Fixed Income and The Emerging  Markets  Portfolios may enter into futures contracts,  purchase or sell options on futures contracts,  and trade in options on foreign  currencies,  and may enter into  closing  transactions  with respect  to such  activities  to hedge  or  "cross  hedge"  the  currency  risks associated with its investments.

     The Large-Cap  Growth  Equity,  The Mid-Cap  Growth  Equity,  The Small-Cap
Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The
Real Estate Investment  Trust, The Emerging Markets,  The All-Cap Growth Equity,
The  Intermediate  Fixed  Income,  The Core Focus Fixed Income and The Core Plus
Fixed Income  Portfolios  may enter into  contracts for the purchase or sale for future  delivery of  securities.  A futures  contract  is a bilateral  agreement providing  for the  purchase  and  sale of a  specified  type  and  amount  of a financial instrument,  or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures  contract provides for a specified settlement date on which the securities  underlying the contracts are delivered,  or in the case of securities index futures  contracts, the difference  between the price at which the contract was entered into and the contract's  closing  value is settled  between the  purchaser  and the seller in cash.  Futures  contracts  differ  from  options  in  that  they  are  bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction.  In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

     The purchase or sale of a futures  contract  also differs from the purchase or sale of a security or the purchase of an option in that no purchase  price is paid or received.  Instead, an amount of cash or cash equivalents,  which varies but may be as low as 5% or less of the value of the contract,  must be deposited with the broker as  "initial  margin" as a good faith  deposit.  This  amount is generally  maintained in a segregated account at the custodian bank.  Subsequent payments to and from the broker,  referred to as "variation margin," are made on a daily  basis as the value of the index or  instrument  underlying  the futures contract  fluctuates,  making  positions  in the futures  contract  more or less valuable, a process known as "marking to the market."

     Foreign currency futures  contracts  operate similarly to futures contracts concerning securities. When The International Fixed Income, The Emerging Markets
Portfolio  sells a futures  contract on a foreign  currency,  it is obligated to deliver that foreign currency at a specified future date. Similarly,  a purchase by the  Portfolio  gives it a contractual  right to receive a foreign  currency.
This enables the Portfolio to "lock in" exchange rates.  The Portfolios may also purchase  and  write  options  to buy or sell  futures  contracts  in which  the
Portfolio's may invest and enter into related closing  transactions.  Options on futures are similar to options except that options on futures give the purchaser the right,  in return for the  premium  paid,  to assume a position in a futures contract,  rather than actually to purchase or sell the futures  contract,  at a specified  exercise  price at any time  during  the  period of the  option.  The
Portfolios  will not enter into  futures  contracts  and options  thereon to the extent  that  more than 5% of a  Portfolio's  assets  are  required  as  futures contract  margin  deposits  and  premiums on options and only to the extent that obligations  under such futures  contracts and options  thereon would not exceed
20%  of the  Portfolio's  total  assets.  In  the  case  of an  option  that  is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limit.

     To the  extent  that  interest  or  exchange  rates  move in an  unexpected direction,  the Portfolio may not achieve the anticipated  benefits of investing in futures  contracts and options thereon,  or may realize a loss. To the extent that a Portfolio purchases an option on a futures contract and fails to exercise the option  prior to the  exercise  date,  it will  suffer a loss of the premium paid.  Further,  the  possible  lack of a  secondary  market  would  prevent the
Portfolio from closing out its positions relating to futures.

High-Yield, High Risk Securities
     The Large-Cap Growth Equity,  The  International  Fixed Income,  The Global
Fixed  Income,  The  Core  Plus  Fixed  Income  and The  All-Cap  Growth  Equity
Portfolios may invest up to 5%, 5%, 5%, 30% and 5%, respectively,  of its assets in  high  risk,  high-yield  fixed-income  securities  of  foreign  governments, including,  within  specified  limitations,  Brady Bonds.  The Emerging  Markets
Portfolio  may  invest up to 35% of its net  assets in  fixed-income  securities issued by emerging country companies,  and foreign  governments,  their agencies
and  instrumentalities  or  political   sub-divisions,   all  of  which  may  be
high-yield, high risk securities, including Brady Bonds.

     The High-Yield Bond Portfolio  invests  primarily in securities rated B- or higher  by S&P or B3 or  higher  by  Moody's  or,  if  unrated,  judged to be of comparable quality by the Manager.  See "Appendix  A--Description of Ratings" to
this Part B for more rating information.

     High-yield,  high risk  bonds are  considered  to be of poor  standing  and predominantly  speculative and entail certain risks,  including the risk of loss of principal,  which may be greater than the risks  involved  with  investing in investment grade  securities.  Such securities are sometimes issued by companies whose  earnings at the time of issuance are less than the projected debt service on the  high-yield  securities.  Such  securities  are subject to a  substantial degree of credit  risk.  In the past,  the  high-yields  from  these  bonds have compensated for their higher default rates. There can be no assurance,  however, that yields will continue to offset  default rates on these bonds in the future.
The Manager  intends to maintain an  adequately  diversified  portfolio of these bonds for the High-Yield  Bond  Portfolio.  Investments  in high-yield  bonds by
other   Portfolios  is  limited  as  discussed  herein  and  in  the  applicable
Prospectus.  While  diversification and limiting the percentage of the Portfolio that  can be  invested  in such  bonds  can  help to  reduce  the  effect  of an
individual   default  on  the  Portfolios,   there  can  be  no  assurance  that
diversification  or limitation  will protect the Portfolios from widespread bond defaults brought about by a sustained economic downturn.

     Medium  and  low-grade  bonds  held by the  Portfolios  may be  issued as a consequence of corporate  restructurings,  such as leveraged buy-outs,  mergers, acquisitions,  debt  recapitalizations  or similar events. Also, these bonds are often issued by smaller,  less  creditworthy  companies  or by highly  leveraged
(indebted)  firms,  which are generally less able than more  financially  stable firms to make scheduled  payments of interest and principal.  The risks posed by bonds issued under such circumstances are substantial.

     The economy  and  interest  rates may affect  these  high-yield,  high risk securities differently from other securities.  Prices have been found to be less sensitive  to interest  rate changes  than higher  rated  investments,  but more sensitive to adverse  economic  changes or  individual  corporate  developments.
Also,  during an economic  downturn  or  substantial  period of rising  interest rates,  highly  leveraged  issuers may experience  financial  stress which would adversely  affect  their  ability  to service  principal  and  interest  payment
obligations,   to  meet  projected  business  goals  and  to  obtain  additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal  will also ordinarily  have a more dramatic effect on the values of these  investments than on the values of higher  rated  securities.  Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest  or  dividends  when  due.  Such  changes  will,  however,  affect  the respective Portfolios' NAV.

     Although the market for  high-yield  bonds has been in  existence  for many years,  including  periods of economic  downturns,  the  high-yield  market grew rapidly during the long economic expansion which took place in the United States during the 1980s.  During the economic  expansion,  the use of  high-yield  debt securities to fund highly leveraged  corporate  acquisitions and  restructurings increased  dramatically.  As a result,  the high-yield market grew substantially
during  the  economic  expansion.   Although  experts  disagree  on  the  impact
recessionary  periods  have had and will  have on the  high-yield  market,  some analysts  believe a protracted  economic  downturn  would  severely  disrupt the market for high yield bonds,  adversely  affect the value of outstanding  bonds, adversely  affect the  liquidity  of such  bonds,  and/or  adversely  affect the ability of high-yield  issuers to repay  principal and interest.  Those analysts cite volatility experienced in the high-yield market in the past as evidence for their  position.  It is likely that protracted  periods of economic  uncertainty would result in increased  volatility in the market prices of high-yield  bonds, an  increase  in the  number  of  high-yield  bond  defaults  and  corresponding volatility in the Portfolio's NAV.

     In addition,  if, as a result of  volatility  in the  high-yield  market or other factors,  the Portfolio  experiences  substantial  net  redemptions of the
Portfolio's shares for a sustained period of time, the High-Yield Bond Portfolio may be required to sell  securities  without regard to the investment  merits of the  securities  to be sold.  If the  Portfolio  sells a  substantial  number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio's expense ratios may increase.

     Furthermore,  the secondary  market for high-yield  securities is currently dominated  by  institutional  investors,  including  mutual  funds  and  certain financial  institutions.  There is generally  no  established  retail  secondary market  for  high-yield  securities.  As a  result,  the  secondary  market  for high-yield  securities  is more  limited and less  liquid  than other  secondary securities markets. The high-yield secondary market is particularly  susceptible to liquidity  problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis.  A less liquid  secondary  market may have an adverse effect on the
Portfolio's ability to dispose of particular issues, when necessary, to meet the
Portfolio's liquidity needs or in response to a specific economic event, such as the deterioration in the  creditworthiness  of the issuer.  In addition,  a less liquid  secondary  market makes it more  difficult for the  Portfolios to obtain precise  valuations of the  high-yield  securities in their  portfolios.  During periods  involving  such  liquidity  problems,  judgment plays a greater role in valuing  high-yield  securities than is normally the case. The secondary  market for high-yield  securities is also generally  considered to be more likely to be
disrupted  by  adverse   publicity  and  investor   perceptions  than  the  more
established   secondary  securities  markets.  A  Portfolio's  privately  placed
high-yield  securities  are  particularly   susceptible  to  the  liquidity  and
valuation risks outlined above.

     Finally,  there are a variety of legislative  actions which have been taken or which are  considered  from time to time by the United States  Congress which
could  adversely   affect  the  market  for  high-yield   bonds.   For  example,
Congressional  legislation limited the deductibility of interest paid on certain high-yield bonds used to finance  corporate  acquisitions.  Also,  Congressional legislation has, with some exceptions,  generally  prohibited  federally-insured
savings  and  loan  institutions   from  investing  in  high-yield   securities.
Regulatory actions have also affected the high-yield  market. For example,  many insurance  companies have restricted or eliminated  their purchase of high-yield bonds as a  result  of,  among  other  factors,  actions  taken by the  National
Association of Insurance  Commissioners.  If similar  legislative and regulatory actions are taken in the future,  they could result in further tightening of the secondary  market  for  high-yield  issues,  could  reduce  the  number  of  new high-yield  securities  being  issued and could make it more  difficult  for the
High-Yield Portfolio, in particular, to attain its investment objective.

Investment Company Securities
     Any investments  that the Portfolios make in either  closed-end or open-end investment  companies  will be  limited  by the 1940 Act,  and  would  involve a payment of their pro rata portion of the expenses,  including  advisory fees, of such other investment companies.  Under the 1940 Act's current limitations,  the
Portfolios  may  not:  (i) own  more  than 3% of the  voting  stock  of  another investment  company;  (ii) invest more than 5% of a Portfolio's  total assets in the shares of any one  investment  company;  nor (iii) invest more than 10% of a
Portfolio's  total  assets  in  shares  of  other  investment  companies.  These percentage  limitations also apply to a Portfolio's  investments in unregistered investment companies.

Mortgage-Backed Securities
     The Real Estate  Investment  Trust,  The Core Focus Fixed Income,  The Core
Plus Fixed  Income,  The  Intermediate  Fixed Income and The Global Fixed Income
Portfolios may invest in mortgage-backed  securities issued or guaranteed by the
U.S.  government,  its agencies or  instrumentalities or by government sponsored corporations.  Those  securities  include,  but are not limited  to,  Government
National Mortgage Association ("GNMA") certificates. Such securities differ from other  fixed-income  securities  in that  principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. When prevailing  interest rates rise, the value of a GNMA security may decrease as do other debt  securities.  When prevailing  interest rates decline,  however,  the value of GNMA  securities  may not rise on a  comparable  basis  with other debt securities because of the prepayment  feature of GNMA securities.  Additionally, if a GNMA  certificate  is  purchased  at a premium  above its  principal  value because its fixed rate of interest exceeds the prevailing  level of yields,  the decline  in price to par may  result  in a loss of the  premium  in the event of prepayment.  Funds received from prepayments may be reinvested at the prevailing interest  rates which may be lower than the rate of interest that had previously been earned.

     The  Portfolios  also may  invest in  collateralized  mortgage  obligations
("CMOs") and real estate mortgage investment conduits ("REMICs").  CMOs are debt securities issued by U.S. government  agencies or by financial  institutions and other mortgage lenders and  collateralized  by a pool of mortgages held under an indenture.  CMOs are  issued in a number of  classes  or series  with  different maturities.  The classes or series are  retired in  sequence  as the  underlying mortgages are repaid.  REMICs, which were authorized under the Tax Reform Act of
1986,  are  private  entities  formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in
that  they   issue   multiple   classes  of   securities.   To  the  extent  any
privately-issued  CMOs  or  REMICs  in  which  the  Portfolios  may  invest  are considered  by the SEC to be investment  companies,  the  Portfolios  will limit their  investments in such securities in a manner consistent with the provisions of the 1940 Act.

     The mortgages backing these securities include  conventional  30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance,  may be backed by GNMA certificates  or other mortgage  pass-throughs  issued or guaranteed by the U.S.
government,  its agencies or  instrumentalities.  However, the guarantees do not extend  to the  mortgage-backed  securities'  value,  which  is  likely  to vary inversely with  fluctuations in interest rates.  These  certificates are in most cases "pass-through"  instruments,  through which the holder receives a share of
all  interest  and  principal   payments  from  the  mortgages   underlying  the
certificate.  Because the prepayment characteristics of the underlying mortgages vary,  it is not  possible to predict  accurately  the average  life or realized yield of a particular  issue of  pass-through  certificates.  During  periods of declining  interest rates,  prepayment of mortgages  underlying  mortgage-backed securities  can be expected to  accelerate.  When the mortgage  obligations  are prepaid,  a Portfolio may reinvest the prepaid amounts in securities,  the yield of which reflects interest rates prevailing at the time.  Moreover,  prepayments of mortgages  which underlie  securities  purchased at a premium could result in capital losses.

     Certain CMOs and REMICs may have  variable or floating  interest  rates and others  may be  stripped.  Stripped  mortgage  securities  have  greater  market volatility  than other types of mortgage  securities in which the Portfolios may invest.

     Stripped mortgage  securities are usually  structured with two classes that receive different  proportions of the interest and principal  distributions on a pool of mortgage assets. A common type of stripped  mortgage  security will have one class  receiving  some of the  interest and most of the  principal  from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only"  class), while the other class will receive all of the principal (the  "principal-only"  class). The yield to maturity on an interest-only  class is extremely  sensitive  not only to changes in  prevailing
interest  rates  but  also  to  the  rate  of  principal   payments   (including
prepayments)  on the related  underlying  mortgage  assets,  and a rapid rate of principal  payments may have a material adverse effect on a Portfolio's yield to maturity.  If the underlying mortgage assets experience greater than anticipated prepayments  of  principal,  a  Portfolio  may fail to fully  recoup its initial investment in these  securities  even if the securities are rated in the highest rating categories.

     Although   stripped   mortgage   securities   are  purchased  and  sold  by
institutional  investors  through  several  investment  banking  firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet been fully developed and,  accordingly, these  securities are generally  illiquid and to such extent,  together with any other  illiquid  investments,  will not exceed 10% or 15%, as  applicable,  of a
Portfolio's net assets.

     CMOs and REMICs issued by private  entities are not  government  securities and are not directly  guaranteed by any government  agency.  They are secured by the  underlying  collateral of the private  issuer.  Each of the  Portfolios may invest in such  private-backed  securities but, the  Portfolios,  other than The
Intermediate Fixed Income Portfolio,  will do so only if: (i) the securities are
100%  collateralized  at the time of issuance by securities issued or guaranteed by the U.S. government,  its agencies or  instrumentalities  and (ii) currently, they are rated at the time of purchase in the two highest grades by a nationally recognized statistical rating agency.

     The  Intermediate  Fixed  Income,  The Core Focus Fixed Income and The Core
Plus Fixed  Income  Portfolios  each may invest up to 20% of its total assets in
CMOs and  REMICs  issued by private  entities  which are not  collateralized  by securities  issued  or  guaranteed  by the  U.S.  government,  its  agencies  or instrumentalities,  non-agency mortgage-backed securities.  Investments in these securities  may be made  only if the  securities:  (i) are  rated at the time of
purchase  in  the  four  top  rating  categories  by  a  nationally   recognized
statistical rating  organization (e.g., BBB or better by S&P or Baa or better by
Moody's) and (ii)  represent  interests in  whole-loan  mortgages,  multi-family mortgages,  commercial  mortgages and other mortgage  collateral  supported by a first mortgage lien on real estate.  Non-agency  mortgage-backed  securities are subject to the interest rate and prepayment  risks,  described  above,  to which other  CMOs and  REMICs  issued  by  private  issuers  are  subject.  Non-agency mortgage-backed  securities  may also be  subject  to a greater  risk of loss of interest and principal because they are not  collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying  these  securities may not be as readily  available and the market for these securities may be less liquid than other CMOs and REMICs.

Options
     The Large-Cap  Growth Equity,  The Mid-Cap  Growth Equity,  The Real Estate
Investment Trust, The Core Plus Fixed Income,  The Core Focus Fixed Income,  The
Intermediate  Fixed Income,  The Emerging Markets,  The Small-Cap Growth Equity,
The Focus  Smid-Cap  Growth Equity,  The Smid-Cap  Growth Equity and The All-Cap
Growth Equity  Portfolios  may purchase  call  options,  write call options on a covered basis,  purchase put options and write put options.  Writing put options will require the Portfolio to segregate assets sufficient to cover the put while the option is outstanding.

     The  Portfolios  may invest in options that are either  exchange-listed  or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close  options  positions and this may have an adverse impact on the Portfolios'  ability to effectively  hedge their  securities.  The
Mid-Cap  Growth Equity and The  Intermediate  Fixed Income  Portfolios  will not invest more than 10% of their respective assets in illiquid securities,  and The
Large-Cap Growth Equity,  The Real Estate  Investment Trust, The Core Plus Fixed
Income, The Core Focus Fixed Income, The Emerging Markets,  The Small-Cap Growth
Equity,  The Focus Smid-Cap  Growth Equity,  The Smid-Cap  Growth Equity and The
All-Cap  Growth  Equity  Portfolios  will  not  invest  more  than  15% of their respective assets in illiquid securities.

     Covered Call Writing.  The  Portfolios  may write covered call options from time to time on such portion of their securities as the Manager or Mondrian,  as applicable,  determines is  appropriate  given the limited  circumstances  under which the Portfolios intend to engage in this activity.  A call option gives the purchaser  of such  option  the  right to buy and the  writer  (in  this  case a
Portfolio) the obligation to sell the underlying  security at the exercise price during the option  period.  The advantage is that the writer  receives a premium income  and the  purchaser  may hedge  against an  increase  in the price of the securities it ultimately wishes to buy. If the security rises in value, however, the Portfolio may not fully participate in the market appreciation.

     During the option  period,  a covered call option writer may be assigned an exercise  notice by the  broker/dealer  through  whom such call  option was sold requiring the writer to deliver the underlying  security  against payment of the exercise price.  This obligation is terminated upon the expiration of the option period or at such  earlier time in which the writer  effects a closing  purchase transaction.  A closing purchase  transaction cannot be effected with respect to an option  once the  option  writer has  received  an  exercise  notice for such option.

     With  respect  to  options  on  actual  portfolio  securities  owned by the
Portfolios, a Portfolio may enter into closing purchase transactions.  A closing purchase  transaction is one in which the Portfolio,  when obligated as a writer of an option,  terminates  its  obligation  by  purchasing an option of the same series as the option previously written.

     Consistent  with the limited  purposes for which the  Portfolios  intend to engage in the  writing of covered  calls,  closing  purchase  transactions  will ordinarily  be effected to realize a profit on an  outstanding  call option,  to prevent an  underlying  security  from being  called,  to permit the sale of the underlying  security or to enable the Portfolios to write another call option on the  underlying  security with either a different  exercise  price or expiration date or both.

     The  Portfolios  may  realize a net gain or loss  from a  closing  purchase transaction  depending  upon  whether  the net  amount of the  original  premium received  on the call  option  is more or less  than the cost of  effecting  the
closing  purchase   transaction.   Any  loss  incurred  in  a  closing  purchase
transaction may be partially or entirely  offset by the premium  received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or  partially  offset by  unrealized  appreciation  in the market value of the underlying  security.  Conversely,  a gain resulting from a closing purchase  transaction  could be offset  in whole or in part by a decline  in the market value of the underlying security.

     If a call option expires unexercised, a Portfolio will realize a short-term capital  gain in the amount of the  premium on the option,  less the  commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security equal to the  difference  between the cost of the underlying  security,  and the proceeds  of the sale of the  security  plus the  amount of the  premium  on the option, less the commission paid.

     The market value of a call option generally reflects the market price of an underlying  security.  Other principal  factors  affecting  market value include supply and  demand,  interest  rates,  the price  volatility  of the  underlying security and the time remaining until the expiration date.

     The Portfolios will write call options only on a covered basis, which means that the Portfolios will own the underlying security subject to a call option at all times during the option  period.  Unless a closing  purchase  transaction is effected,  the Portfolios would be required to continue to hold a security which they might  otherwise  wish to sell,  or  deliver a security  they would want to hold.  Options  written by the Portfolios  will normally have  expiration  dates between one and nine months from the date written.  The exercise price of a call option  may be  below,  equal  to,  or above  the  current  market  value of the underlying security at the time the option is written.

     Purchasing  Call Options.  The  Portfolios may purchase call options to the extent that  premiums paid by the  Portfolios  do not aggregate  more than 2% of their  respective  total assets.  When a Portfolio  purchases a call option,  in return for a premium  paid by the  Portfolio  to the writer of the  option,  the
Portfolio  obtains  the right to buy the  security  underlying  the  option at a specified  exercise price at any time during the term of the option.  The writer of the call option,  who  receives the premium upon writing the option,  has the obligation,  upon  exercise of the option,  to deliver the  underlying  security against payment of the exercise price.  The advantage of purchasing call options is that the Portfolios may alter portfolio  characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

     The  Portfolios  may,  following  the purchase of a call option,  liquidate their positions by effecting a closing sale transaction. This is accomplished by selling an option of the same  series as the option  previously  purchased.  The
Portfolios  will realize a profit from a closing sale  transaction  if the price received  on the  transaction  is more than the  premium  paid to  purchase  the original  call option;  the  Portfolios  will realize a loss from a closing sale transaction  if the price  received on the  transaction is less than the premium paid to purchase the original call option.

     Although the Portfolios will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary  market on an exchange will exist for any particular  option, or at any  particular  time,  and for some  options  no  secondary  market on an exchange  may exist.  In such event,  it may not be  possible to effect  closing transactions in particular  options,  with the result that the Portfolios  would have to  exercise  their  options in order to realize any profit and would incur brokerage  commissions upon the exercise of such options and upon the subsequent disposition of the underlying  securities  acquired through the exercise of such
options.   Further,   unless  the  price  of  the  underlying  security  changes sufficiently,  a call option  purchased  by a Portfolio  may expire  without any value to the Portfolio.

     Purchasing  Put  Options.  The  Portfolios  may purchase put options to the extent  premiums paid by the  Portfolios do not aggregate  more than 2% of their respective total assets.  The Mid-Cap Growth Equity,  The Real Estate Investment
Trust and The Core Plus Fixed Income  Portfolios will, at all times during which they hold a put option, own the security covered by such option.

     A put option  purchased by the Portfolios  gives them the right to sell one of their  securities for an agreed price up to an agreed date.  Consistent  with the limited  purposes for which the  Portfolios  intend to purchase put options, the  Portfolios  intend to purchase  put  options in order to protect  against a decline in the market value of the underlying  security below the exercise price less the  premium  paid for the  option  ("protective  puts").  The  ability  to purchase  put options will allow a Portfolio  to protect  unrealized  gain in an appreciated security in its portfolio without actually selling the security.  If the security does not drop in value,  the  Portfolio  will lose the value of the premium  paid.  The  Portfolio  may sell a put  option  which it has  previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss  depending  on whether the amount  received on the sale is more or less than the  premium and other  transaction  costs paid on the put option which is sold.

     The  Portfolios  may sell a put option  purchased on  individual  portfolio
securities.   Additionally,   the   Portfolios   may  enter  into  closing  sale
transactions. A closing sale transaction is one in which a Portfolio, when it is the holder of an  outstanding  option,  liquidates  its  position  by selling an option of the same series as the option previously purchased.

     Writing Put Options.  A put option  written by a Portfolio  obligates it to buy the security  underlying  the option at the exercise price during the option period and the purchaser of the option has the right to sell the security to the
Portfolio. During the option period, the Portfolio, as writer of the put option, may be assigned an exercise notice by the broker/dealer  through whom the option was sold  requiring the Portfolio to make payment of the exercise  price against delivery of the underlying security.  The obligation  terminates upon expiration of the put option or at such earlier time at which the writer  effects a closing purchase  transaction.  A Portfolio  may write put options only if the Portfolio will  maintain in a  segregated  account with its  custodian  bank,  cash,  U.S.
government  securities  or other  assets in an amount not less than the exercise price of the option at all times during the option  period.  The amount of cash,
U.S.  government  securities or other assets held in the segregated account will be  adjusted  on a daily  basis to reflect  changes  in the market  value of the securities covered by the put option written by the Portfolios.  Consistent with the limited purposes for which the Portfolios intend to engage in the writing of put options,  such put options will generally be written in circumstances  where the  Manager or  Mondrian,  as  applicable,  wishes to purchase  the  underlying security for the  Portfolios  at a price lower than the current  market price of the security. In such event, a Portfolio would write a put option at an exercise price which,  reduced by the premium received on the option,  reflects the lower price it is willing to pay.

     Following the writing of a put option, the Portfolios may wish to terminate the obligation to buy the security  underlying the option by effecting a closing purchase  transaction.  This is  accomplished  by  buying  an option of the same series as the option previously written. The Portfolios may not, however, effect such a closing  transaction after they have been notified of the exercise of the option.

Options on Stock Indices
     The Large-Cap  Growth  Equity,  The Emerging  Markets,  The Core Plus Fixed
Income,  The Core  Focus  Fixed  Income,  The  Intermediate  Fixed  Income,  The
Small-Cap Growth Equity,  The Focus Smid-Cap Growth Equity,  The Smid-Cap Growth
Equity and The All-Cap  Growth Equity  Portfolios  may acquire  options on stock indices.  A stock index assigns relative values to the common stocks included in the index with the index  fluctuating  with changes in the market  values of the underlying common stock.

     Options  on stock  indices  are  similar  to  options  on  stocks  but have different delivery requirements. Stock options provide the right to take or make delivery of the  underlying  stock at a specified  price.  A stock index  option gives the holder the right to receive a cash "exercise  settlement amount" equal to (i) the amount by which the fixed  exercise  price of the option  exceeds (in the case of a put) or is less than (in the case of a call) the closing  value of the underlying index on the date of exercise,  multiplied by (ii) a fixed "index multiplier."  Receipt of this cash amount will depend upon the closing  level of the stock index upon which the option is based being  greater  than (in the case of a call) or less than (in the case of a put) the exercise price of the option.
The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified  multiple.  The writer of the option is  obligated,  in return for the premium received to make delivery of this amount. Gain or loss to a Portfolio on transactions  in stock index options will depend on price movements in the stock market  generally (or in a particular  industry or segment of the market) rather than  price  movements  of  individual  securities.  As with  stock  options,  a
Portfolio  may offset its position in stock index options prior to expiration by entering  into a closing  transaction  on an  exchange  or it may let the option expire unexercised.

     A stock index  fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the
Standard & Poor's  500 or the New York  Stock  Exchange  Composite  Index,  or a
narrower market index such as the Standard & Poor's 100.  Indices are also based on an  industry  or  market  segment  such as the AMEX Oil and Gas  Index or the
Computer and Business  Equipment  Index.  Options on stock indices are currently traded on domestic  exchanges such as: The Chicago Board Options  Exchange,  the
New York  Stock  Exchange  and  American  Stock  Exchange  as well as on foreign exchanges.

     A  Portfolio's  ability  to  hedge  effectively  all  or a  portion  of its securities  through  transactions  in  options on stock  indices  depends on the degree to which the price moves in the Portfolio's securities. Since a Portfolio will not  duplicate  the  components of an index,  the  correlation  will not be exact.  Consequently,  a  Portfolio  bears  the  risk  that  the  prices  of the securities  being  hedged  will  not  move in the  same  amount  as the  hedging instrument. It is also possible that there may be a negative correlation between the  index  or  other  securities  which  would  result  in a loss on both  such securities and the hedging instrument.

     Positions  in stock  index  options  may be closed out only on an  exchange which  provides a  secondary  market.  There can be no  assurance  that a liquid secondary market will exist for any particular stock index option.  Thus, it may not be  possible  to close  such an  option.  The  inability  to  close  options positions could have an adverse impact on a Portfolio's  ability  effectively to hedge its  securities.  A Portfolio  will enter into an option  position only if there appears to be a liquid secondary market for such options.

     A Portfolio will not engage in transactions in options on stock indices for speculative  purposes  but only to  protect  appreciation  attained  and to take advantage of the liquidity available in the option markets.

Portfolio Loan Transactions
     Each Portfolio may loan up to 25% of its assets to qualified broker/dealers or  institutional  investors  for their  use  relating  to short  sales or other security transactions.

     It is the  understanding of the Trust that the SEC staff permits  portfolio lending by registered  investment companies if certain conditions are met. These conditions are as follows: (i) each transaction must have 100% collateral in the form of cash, short-term U.S. government  securities,  or irrevocable letters of credit payable by banks acceptable to Pooled Trust from the borrower;  (ii) this collateral  must be valued  daily and  should  the  market  value of the  loaned securities  increase,  the borrower  must  furnish  additional  collateral  to a
Portfolio; (iii) a Portfolio must be able to terminate the loan after notice, at any time; (iv) a Portfolio must receive reasonable interest on any loan, and any dividends,  interest  or other  distributions  on the lent  securities,  and any increase  in the  market  value  of such  securities;  (v) a  Portfolio  may pay reasonable  custodian  fees in  connection  with the loan;  and (vi) the  voting rights on the lent securities may pass to the borrower;  however, if the Trust's
Board of  Trustees  of knows that a  material  event  will  occur  affecting  an investment  loan, they must either terminate the loan in order to vote the proxy or enter  into an  alternative  arrangement  with the  borrower  to  enable  the trustees to vote the proxy.

     The major risk to which a Portfolio would be exposed on a loan  transaction is the risk that the borrower  would go bankrupt at a time when the value of the security goes up. Therefore,  a Portfolio will only enter into loan arrangements after a review of all pertinent facts by the Manager or Mondrian, as applicable, under the  supervision  of the Board of Trustees as  applicable,  including  the creditworthiness of the borrowing broker, dealer or institution and then only if the  consideration  to be  received  from such  loans  would  justify  the risk.
Creditworthiness  will be  monitored  on an  ongoing  basis  by the  Manager  or
Mondrian, as applicable.

Real Estate Investment Trusts
     The Real Estate  Investment  Trust  Portfolios'  investments in real estate investment trusts ("REITs") present certain further risks that are unique and in addition to the risks  associated  with investing in the real estate industry in general.  The  Large-Cap  Growth  Equity  Portfolio  may  also  invest  in REITs consistent  with its  investment  objectives  and policies.  Equity REITs may be affected by changes in the value of the underlying  property owned by the REITs, while  mortgage  REITs may be affected  by the  quality of any credit  extended.
REITs are dependent on management skills,  are not diversified,  and are subject to the risks of  financing  projects.  REITs  whose  underlying  assets  include long-term  health care  properties,  such as nursing,  retirement  and  assisted living homes, may be impacted by federal regulations  concerning the health care industry.

     REITs (especially mortgage REITs) are also subject to interest rate risks -
when  interest  rates  decline,  the value of a REIT's  investment in fixed rate obligations can be expected to rise.  Conversely,  when interest rates rise, the value of a REIT's  investment  in fixed  rate  obligations  can be  expected  to decline.  In contrast,  as interest rates on adjustable  rate mortgage loans are reset periodically,  yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates,  causing the value of such investments to fluctuate less  dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial  resources,  may trade less frequently and in a  limited  volume,  and may be  subject  to more  abrupt  or  erratic  price movements than other securities.

Repurchase Agreements
     While each  Portfolio is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances or for temporary defensive purposes.

     The funds in the Delaware Investments family (each a "Delaware  Investments
Fund" and collectively,  the "Delaware Investments Funds"), including the Trust, have obtained an exemption (the "Order") from the SEC from the joint-transaction prohibitions  of Section  17(d) of the 1940 Act to allow  such Funds  jointly to invest  cash  balances.  Each  Portfolio  may invest  cash  balances  in a joint repurchase  agreement  in  accordance  with the terms of the  Order and  subject generally to the conditions described below.

     A repurchase  agreement is a short-term  investment  by which the purchaser acquires  ownership of a debt security and the seller  agrees to repurchase  the obligation at a future time and set price,  thereby determining the yield during the purchaser's holding period.  Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Portfolio, if any, would be the  difference  between  the  repurchase  price  and the  market  value  of the security.  If bankruptcy  proceedings are commenced with respect to the seller a
Portfolio's  realization  upon the  collateral  may be delayed or limited.  Each
Portfolio will limit its  investment's  in repurchase  agreements to those which the Manager or Mondrian,  as  applicable,  determines to present  minimal credit risks  and  which  are of high  quality.  In  addition,  a  Portfolio  must have collateral  of at least 102% of the  repurchase  price,  including  the  portion representing the Portfolio's yield under such agreements which is monitored on a daily basis.  The term of these agreements is usually from overnight to one week and never exceeds one year.  The  Large-Cap  Value  Equity,  The Mid-Cap  Growth
Equity,  The International  Equity, The Intermediate Fixed Income and The Global
Fixed Income  Portfolios may invest no more than 10% of net assets in repurchase agreements  having a  maturity  in excess of seven  days.  The Large Cap  Growth
Equity,  The Small-Cap  Growth  Equity,  The Focus Smid-Cap  Growth Equity,  The
Smid-Cap  Growth  Equity,  The Real Estate  Investment  Trust,  The Labor Select
International  Equity, The Emerging Markets, The All-Cap Growth Equity, The Core
Plus Fixed Income,  The Core Focus Fixed  Income,  The  High-Yield  Bond and The
International  Fixed Income Portfolios may invest no more than 15% of net assets in repurchase agreements having a maturity in excess of seven days.

Restricted and Rule 144A Securities
     Each Portfolio may invest in restricted  securities,  including  securities eligible  for resale  without  registration  pursuant  to Rule 144A  ("Rule 144A
Securities") under the 1933 Act. Rule 144A Securities are traded among qualified institutional investors.  While maintaining oversight, the Board of Trustees, as applicable,  has  delegated  to the Manager and  Mondrian,  as  applicable,  the
day-to-day   function  of  determining  whether  or  not  individual  Rule  144A
Securities are liquid for purposes of each Portfolio's  limitation  (whether 15%
or 10% of net  assets) on  investments  in  illiquid  assets.  The  Boards  have instructed  the  Manager  and  Mondrian to  consider  the  following  factors in determining  the liquidity of a Rule 144A Security:  (i) the frequency of trades and trading  volume for the  security;  (ii) whether at least three  dealers are willing to  purchase  or sell the  security  and the  number of other  potential purchasers;  (iii)  whether  at least  two  dealers  are  making a market in the security;  and (iv) the nature of the security and the nature of the marketplace trades  (e.g.,  the time  needed  to  dispose  of the  security,  the  method of soliciting offers, the mechanics of transfer and whether a security is listed on an electronic network for trading the security).

     Investing in Rule 144A  Securities  could have the effect of increasing the level of a Portfolio's  illiquidity to the extent that  qualified  institutional buyers become,  for a time,  uninterested in purchasing these securities.  After the  purchase of a Rule 144A  Security,  however,  the Board of Trustees and the
Manager or Mondrian,  as  applicable,  will continue to monitor the liquidity of that  security  to  ensure  that a  Portfolio  has no more  than 10% or 15%,  as appropriate,  of its net  assets  in  illiquid  securities.  If the  Manager  or
Mondrian,  as  applicable,  determines  that  a Rule  144A  Security  which  was previously  determined  to be liquid is no longer  liquid and, as a result,  the
Portfolio's  holdings of illiquid  securities  exceed the Portfolio's 10% or 15%
limit, as applicable, on investment in such securities, the Manager or Mondrian, as  applicable,  will  determine  what action  shall be taken to ensure that the
Portfolio continues to adhere to such limitation.

     Each  Portfolio may purchase  privately-placed  securities  whose resale is
restricted  under  applicable   securities  laws.  Such  restricted   securities
generally offer a higher return potential than comparable  registered securities
but   involve   some   additional   risk  since  they  can  be  resold  only  in
privately-negotiated   transactions  or  after   registration  under  applicable
securities laws. The registration  process may involve delays which would result in the Portfolio obtaining a less favorable price on a resale.

Short-Term Investments
     The  short-term  investments  in which The  Large-Cap  Growth  Equity,  The
Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The
Core Plus Fixed Income, The Labor Select  International  Equity, The Real Estate
Investment Trust, The Global Fixed Income,  The International  Fixed Income, The
High-Yield Bond, The Emerging  Markets,  The Small-Cap Growth Equity,  The Focus
Smid-Cap Growth Equity, The Smid-Cap Growth Equity and The All-Cap Growth Equity
Portfolios may invest include:

     (1) Time deposits,  certificates of deposit (including  marketable variable rate  certificates  of  deposit)  and  bankers'  acceptances  issued  by a  U.S.
commercial  bank.  Time  deposits are  non-negotiable  deposits  maintained in a banking  institution  for a specified  period of time at a stated interest rate.
Time  deposits  maturing  in more than  seven  days will not be  purchased  by a
Portfolio,  and time  deposits  maturing  from two business  days through  seven calendar days will not exceed 10% of the net assets of a Portfolio,  in the case of The Large-Cap  Value Equity,  The Mid-Cap  Growth Equity,  The  International
Equity,  The Global Fixed Income and The International  Fixed Income Portfolios,
and 15% of the net assets of a Portfolio,  in the case of The  Large-Cap  Growth
Equity,  The Core Plus Fixed  Income,  The Core Focus  Fixed  Income,  The Labor
Select  International  Equity,  The Real Estate  Investment  Trust, The Emerging
Markets,  The High-Yield Bond, The Small-Cap  Growth Equity,  The Focus Smid-Cap
Growth  Equity,  The  Smid-Cap  Growth  Equity  and The  All-Cap  Growth  Equity
Portfolios. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable rate  certificates of deposit are  certificates of deposit on which the interest rate is  periodically  adjusted  prior to their  stated  maturity  based  upon a specified  market  rate.  A  bankers'  acceptance  is a time  draft  drawn  on a commercial  bank by a  borrower  usually  in  connection  with an  international commercial  transaction (to finance the import,  export,  transfer or storage of goods).

     A Portfolio  will not invest in any security  issued by a  commercial  bank unless:  (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total  assets of at least $1 billion,  the  aggregate investment  made in any one such bank is limited to $100,000  and the  principal amount of such  investment is insured in full by the Federal  Deposit  Insurance
Corporation,  (ii) it is a member of the Federal Deposit Insurance  Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally recognized statistical rating organization;

     (2)  Commercial  paper  with the  highest  quality  rating by a  nationally recognized  statistical  rating  organization  (e.g.,  A-1 by S&P or  Prime-1 by
Moody's) or, if not so rated, of comparable quality as determined by the Manager or Mondrian;

     (3) Short-term  corporate  obligations with the highest quality rating by a nationally  recognized  statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if not so rated,  of  comparable  quality as  determined  by the
Manager or Mondrian;

     (4) U.S. government securities (see "U.S. Government Securities");

     (5) Repurchase agreements collateralized by securities listed above; and

     (6) In the case of The International Equity, The Labor Select International
Equity,  The Emerging  Markets,  The Global  Fixed Income and The  International
Fixed Income Portfolios,  bank deposits held by or at the Portfolio's  custodian bank or one of its sub-custodians.

Swaps, Caps, Floors and Collars
     The  Intermediate  Fixed  Income,  The Core Focus Fixed Income and The Core
Plus Fixed Income  Portfolios  may enter into  interest rate and index swaps and the purchase or sale of related caps, floors and collars.  The Portfolios expect to enter into these  transactions  primarily to preserve a return or spread on a particular  investment  or portion of its  portfolio,  as a duration  management technique  or to protect  against any  increase in the price of  securities  the
Portfolios  anticipate  purchasing at a later date. The Portfolios intend to use these  transactions as hedges and not speculative  investments and will not sell interest  rate  caps  or  floors  where  they  do not own  securities  or  other instruments  providing the income stream the Portfolios may each be obligated to pay.  Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal  amount of  principal.  An index swap is an  agreement  to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional  principal amount from the party  selling such cap to the extent that a specified  index exceeds a predetermined  interest  rate or amount.  The  purchase of a floor  entitles the purchaser  to receive  payments  on a notional  principal  amount from the party selling  such  floor  to the  extent  that  a  specified  index  falls  below  a predetermined  interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a  predetermined  range of interest rates or values.

     A Portfolio  will usually  enter into swaps on a net basis,  i.e.,  the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as these swaps, caps, floors and  collars  are  entered  into for good  faith  hedging  purposes,  the
Manager,  Mondrian and the Portfolios believe such obligations do not constitute senior  securities under the 1940 Act and,  accordingly,  will not treat them as being subject to their borrowing restrictions.  No Portfolio will enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moodys or is determined to be of  equivalent  credit  quality  by the  Manager.  If there is a default  by the counterparty,  a  Portfolio  may  have  contractual  remedies  pursuant  to  the agreements related to the transaction.  The swap market has grown  substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation.  As a result, the swap market has become relatively  liquid.  Caps, floors and collars are more recent  innovations for which  standardized  documentation  has not yet been fully developed and, accordingly, they are less liquid than swaps.

U.S. Government Securities
     The U.S.  government  securities in which the various Portfolios may invest for temporary  purposes and otherwise  (see  "Investment  Restrictions"  and the
Prospectuses of the Portfolios for additional information), include a variety of securities  which are issued or  guaranteed  as to the payment of principal  and interest by the U.S.  government,  and by various agencies or  instrumentalities which have been established or sponsored by the U.S. government.

     U.S.  Treasury  securities are backed by the "full faith and credit" of the
United  States.  Securities  issued or guaranteed  by federal  agencies and U.S.
government  sponsored  instrumentalities  may or may not be  backed  by the full faith and credit of the United  States.  In the case of securities not backed by the full faith and credit of the United  States,  investors  in such  securities look  principally to the agency or  instrumentality  issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United  States  itself in the event the agency or  instrumentality  does not meet its  commitment.  Agencies which are backed by the full faith and credit of the United States include the Export-Import  Bank, Farmers Home  Administration,
Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA,  are, in effect,  backed by the full faith and credit of the United
States through  provisions in their charters that they may make  "indefinite and unlimited"  drawings on the Treasury,  if needed to service its debt.  Debt from certain other  agencies and  instrumentalities,  including the Federal Home Loan
Bank and Federal National Mortgage Association, are not guaranteed by the United
States, but those institutions are protected by the discretionary  authority for the U.S.  Treasury to purchase certain amounts of their securities to assist the institutions  in meeting their debt  obligations.  Finally,  other  agencies and instrumentalities,  such as the Farm  Credit  System and the  Federal  Home Loan
Mortgage Corporation, are federally chartered institutions under U.S. government supervision,  but their debt securities are backed only by the  creditworthiness of those institutions, not the U.S. government.

     Some of the U.S.  government  agencies  that issue or guarantee  securities
include   the   Export-Import   Bank  of  the  United   States,   Farmers   Home
Administration,  Federal Housing Administration,  Maritime Administration, Small
Business Administration, and the Tennessee Valley Authority.

     An  instrumentality  of a U.S.  government  agency is a  government  agency organized under Federal charter with government  supervision.  Instrumentalities issuing or  guaranteeing  securities  include,  among others,  Federal Home Loan
Banks, the Federal Land Banks, Central Bank for Cooperatives,  Federal Immediate
Credit Banks and the Federal National Mortgage Association.

Warrants
     The Large-Cap Growth Equity, The Large-Cap Value Equity, The Mid-Cap Growth
Equity, The Small-Cap Growth Equity, The Smid-Cap Growth Equity, The Real Estate
Investment  Trust,  The  International  Equity,  The Labor Select  International
Equity,  The  Emerging  Markets and The All-Cap  Growth  Equity  Portfolios  may
purchase   warrants  and  similar  rights,   which  are  privileges   issued  by
corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified  price during a specified  period of time. The purchase of warrants involves the risk that a Portfolio could lose the purchase  value of a warrant if the right to subscribe to  additional  shares is not exercised prior to the warrant's expiration.  Also, the purchase of warrants involves  the risk that the  effective  price paid for the warrant  added to the subscription  price  of  the  related  security  may  exceed  the  value  of the subscribed  security's  market  price such as when there is no  movement  in the level of the underlying security.

When-Issued and Delayed Delivery Securities
     Each Portfolio may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking  place in the  future  in order to  secure  what is  considered  to be an advantageous  yield or price at the  time of the  transaction.  Delivery  of and payment for these  securities may take as long as a month or more after the date of the purchase  commitment.  A Portfolio  will  maintain  with its  custodian a separate account with a segregated portfolio of securities in an amount at least equal to these  commitments.  The payment obligation and the interest rates that will be  received  are each  fixed at the time  the  Portfolio  enters  into the commitment and no interest accrues to the Portfolio until  settlement.  Thus, it is possible that the market value at the time of  settlement  could be higher or lower  than the  purchase  price if the  general  level of  interest  rates  has changed.

Zero Coupon and Pay-In-Kind Bonds
     Zero coupon bonds are debt  obligations  which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or pay value.  Pay-In-Kind  ("PIK") bonds pay interest through the issuance to holders of additional  securities.  Zero coupon bonds and PIK bonds are generally considered to be more  interest-sensitive than income bearing bonds, to be more speculative than interest-bearing  bonds and to have certain tax  consequences  which could,  under  certain  circumstances,  be adverse to the  Portfolios  authorized  to invest in them.  Investments  in zero coupon or PIK bonds would require the Portfolio to accrue and distribute  income
not  yet  received.   In  order  to  generate  sufficient  cash  to  make  these distributions,  a Portfolio may be required to sell  securities in its portfolio that it otherwise  might have continued to hold or to borrow.  These rules could affect the amount,  timing and tax character of income  distributed  to you by a
Portfolio.

                  DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

     Except  for  Delaware  REIT Fund Class A, B, C, R and  Institutional  Class
Shares,  each  Portfolio has adopted a policy  generally  prohibiting  providing
portfolio  holdings   information  to  any  person  until  after  the  Portfolio disseminates its monthly  statement to  shareholders.  We provide a list of each
Portfolio's holdings on the shareholder's monthly statement, and then afterwards portfolio holdings  information will be made available to the public who can get such information via phone by calling 1-800-231-8002.

     With respect to the Delaware  REIT Fund Class A, B, C, R and  Institutional
Class Shares of The Real Estate  Investment Trust  Portfolio,  the Trust posts a list of the Fund's  portfolio  holdings  monthly,  with a thirty day lag, on the
Fund's website,  www.delawareinvestments.com.  In addition, on a ten-day lag, we also make  available  a  month-end  summary  listing of the number of the Fund's securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for the Fund. This  information is available  publicly to any and all  shareholders  free of charge  once posted on the website by calling
1-800-523-1918.

     Other entities,  including  institutional investors and intermediaries that distribute the Portfolios'  shares,  are generally treated similarly and are not provided with a  Portfolio's  holdings  information  in advance of when they are generally available to the public.  Third-party service providers and affiliated persons of a Portfolio  are provided with the  Portfolio's  holdings only to the
extent  necessary  to  perform   services  under  agreements   relating  to  the
Portfolios.

     Third-party  rating  agencies and  consultants  who have signed  agreements
("Non-Disclosure  Agreements")  with a  Portfolio  or the  Manager  may  receive
portfolio   holdings   information   more  quickly  than  described  above.  The
Non-Disclosure Agreements require that the receiving entity hold the information in the strictest  confidence and prohibit the receiving  entity from  disclosing the information or trading on the information  (either in Portfolio shares or in shares of the Portfolio's securities holdings). In addition, the receiving party must agree to provide  copies of any  research  or reports  generated  using the portfolio  holdings  information  in order to allow for monitoring of use of the information.  Neither a  Portfolio,  the  Manager,  Mondrian  nor any  affiliate receives any compensation or consideration with respect to these agreements.

     To protect  shareholders'  interests  and to avoid  conflicts  of interest,
Non-Disclosure  Agreements  must be approved by a member of the Manager's  Legal
Department  and  Compliance  Department  and  any  deviation  in the  use of the portfolio  holdings  information  by the  receiving  party must be  approved  in writing by the Portfolio's Chief Compliance Officer prior to such use.

     The  Portfolios'  Board of Trustees  will be  notified  of any  substantial changes to the  foregoing  procedures.  The  Portfolios'  Board of Trustees also receives  an annual  report  from the Trust's  Chief  Compliance  Officer on the adequacy of the Trust's compliance with these procedures.

                             MANAGEMENT OF THE TRUST

Officers and Trustees
     The  business and affairs of the Trust are managed  under the  direction of its Board of Trustees. Certain officers and Trustees of the Trust hold identical positions in each of the other  Delaware  Investments  Funds.  As of February 1,
2006, the Trust's  officers and Trustees  owned less than 1% of the  outstanding shares of each Portfolio.  The Trust's Trustees and principal officers are noted
below  along  with their ages and their  business  experience  for the past five years. The Trustees serve for indefinite terms until their resignation, death or removal.

------------ -------------- ------------ ----------------------- -----------   -------------
                                                                 Number of     Other
                                                                 Portfolios    Directorships
                                                                 in Fund       Held
                                                                 Complex       by
Name,                                                            Overseen      Trustee/
Address      Position(s)                 Principal               by Trustee/   Director
and          Held with      Length of    Occupation(s) During    Director      or
Birthdate    the Trust      Time Served  Past 5 Years            or Officer    Officer
--------------------------------------------------------------------------------------------
Interested Trustees
--------------------------------------------------------------------------------------------
Jude T.         Chairman,    5 Years -      Mr. Driscoll has         87        None
Driscoll(2)     President,   Executive     served in various
2005              Chief      Officer      executive capacities
Market          Executive                  at different times
Street           Officer     2 Years -        at Delaware
Philadelphia,  and Trustee   Trustee         Investments(1)
PA 19103

March 10,
1963
--------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------------
Thomas L.       Trustee      Since          Private Investor -       87        None
Bennett                      March 23,    (March 2004 - Present)
2005                         2005
Market                                     Investment Manager -
Street                                     Morgan Stanley & Co.
Philadelphia,                             (January 1984 - March
PA 19103                                         2004)

October 4,
1947
--------------------------------------------------------------------------------------------
John A. Fry     Trustee      4 Years            President -          87      Director
2005                                       Franklin & Marshall                  -
Market                                           College                     Community
Street                                    (June 2002 - Present)              Health
Philadelphia,                                                                Systems
PA 19103                                     Executive Vice
                                              President -                    Director -
May 28,                                      University of                   Allied
1960                                          Pennsylvania                   Burton
                                           (April 1995 - June                Security
                                                 2002)                       Holdings

--------------------------------------------------------------------------------------------
Anthony D.      Trustee      12 Years        Founder/Managing        87        None
Knerr                                      Director - Anthony
2005                                       Knerr & Associates
Market                                    (Strategic Consulting)
Street                                      (1990 - Present)
Philadelphia,
PA 19103

December
7, 1938

--------------------------------------------------------------------------------------------
Lucinda S.      Trustee      Since           Chief Investment        87        None
Landreth                     March 23,         Officer -
2005                         2005             Assurant, Inc.
Market                                         (Insurance)
Street                                        (2002 - 2004)
Philadelphia,
PA 19103

June 24,
1947

--------------------------------------------------------------------------------------------
Ann R.          Trustee      16 Years          Consultant -          87      Director
Leven                                       National Gallery of              and
2005                                               Art                       Audit
Market                                        (1994 - 1999)                  Committee
Street                                                                       Chairperson
Philadelphia,                                                                -
PA 19103                                                                     Andy
                                                                             Warhol
November                                                                     Foundation
1, 1940
                                                                             Director
                                                                             and
                                                                             Audit
                                                                             Committee
                                                                             Member
                                                                             -
                                                                             Systemax
                                                                             Inc.

--------------------------------------------------------------------------------------------
Thomas F.       Trustee      11 Years          President/Chief       87      Director
Madison                                      Executive Officer -             -
2005                                          MLM Partners, Inc.             Banner
Market                                         (Small Business               Health
Street                                           Investing &
Philadelphia,                                    Consulting)                 Director
PA 19103                                       (January 1993 -               -
                                                   Present)                  Center
February                                                                     Point
25, 1936                                                                     Energy

                                                                             Director
                                                                             and
                                                                             Audit
                                                                             Committee
                                                                             Member
                                                                             -
                                                                             Digital
                                                                             River
                                                                             Inc.

                                                                             Director
                                                                             and
                                                                             Audit
                                                                             Committee
                                                                             Member
                                                                             -
                                                                             Rimage
                                                                             Corporation

                                                                             Director
                                                                             -
                                                                             Valmont
                                                                             Industries,
                                                                             Inc.

--------------------------------------------------------------------------------------------
Janet L.        Trustee      6 Years           Vice President        87        None
Yeomans                                          (January
2005                                         2003 - Present) and
Market                                       Treasurer (January
Street                                        2006 - Present)
Philadelphia,
PA 19103
                                             Ms. Yeomans has held
July 31,                                      various management
1948                                           positions at 3M
                                              Corporation since
                                                    1983.

--------------------------------------------------------------------------------------------
J. Richard      Trustee      Since                Founder -          87      Director
Zecher                       March 23,        Investor Analytics             and
2005                         2005             (Risk Management)              Audit
Market                                       (May 1999 - Present)            Committee
Street                                                                       Member
Philadelphia,                                                                -
PA 19103                                                                     Investor
                                                                             Analytics
July 3,
1940                                                                         Director
                                                                             and
                                                                             Audit
                                                                             Committee
                                                                             Member
                                                                             -
                                                                             Oxigene,
                                                                             Inc.

                                                                             Director -
                                                                             Sutton Asset
                                                                             Management

--------------------------------------------------------------------------------------------
Officers
--------------------------------------------------------------------------------------------
Michael P.      Senior Vice  Chief          Mr. Bishof has served    87        None(3)
Bishof          President    Financial      in various executive
2005            and Chief    Officer           capacities at
Market          Financial    since           different times at
Street          Officer      February       Delaware Investments
Philadelphia,                17, 2005
PA 19103

August 18,
1962

--------------------------------------------------------------------------------------------
David F.        Vice         Vice           Mr. Connor has served    87        None(3)
Connor          President/   President      as Vice President and
2005            Deputy       since             Deputy General
Market          General      September 21,   Counsel of Delaware
Street          Counsel/     2000 and          Investments since
Philadelphia,   Secretary    Secretary              2000.
PA 19103                     since
                             October 25,
December                     2005
2, 1963

--------------------------------------------------------------------------------------------
David P.        Senior Vice  Senior Vice       Mr. O'Connor has      87        None(3)
O'Connor        President/   President,       served in various
2005            General      General         executive and legal
Market          Counsel/     Counsel and       capacities at
Street          Chief Legal  Chief Legal      different times at
Philadelphia,   Officer      Officer         Delaware Investments.
PA 19103                     since
                             October 25,
February                     2005
21, 1966

--------------------------------------------------------------------------------------------
John J.         Senior Vice  Treasurer         Mr. O'Connor has      87        None(3)
O'Connor        President    since            served in various
2005            and          February        executive capacities
Market          Treasurer    17, 2005        at different times at
Street                                       Delaware Investments
Philadelphia,
PA 19103

June 16,
1957

--------------------------------------------------------------------------------------------

(1)  Delaware   Investments  is  the  marketing  name  for  Delaware  Management
     Holdings,  Inc.  and  its  subsidiaries,  including  the  Trust's  Manager, principal underwriter and transfer agent.

(2)  Mr. Driscoll is considered to be an "Interested  Trustee"  because he is an executive officer of the Trust's Manager and principal underwriter.

(3)  Messrs.  Bishof,  Connor, David P. O'Connor and John J. O'Connor also serve in similar  capacities  for the six  portfolios  of the Optimum Fund Trust, which have the same Manager,  principal  underwriter  and transfer agent as the Trust.  Mr.  John J.  O'Connor  also serves in a similar  capacity  for
     Lincoln Variable  Insurance  Products Trust,  which has the same investment adviser as the Trust.
--------------------------------------------------------------------------------

     The following is additional information regarding investment  professionals affiliated with the Trust.

------------------ ------------------- ------------------ ----------------------------
                    Position(s) Held
Name, Address           with the           Length of        Principal Occupation(s)
And Birthdate        Trust/Mondrian       Time Served         During Past 5 Years
------------------ ------------------- ------------------ ----------------------------
Robert Akester      Senior Portfolio       10 Years        He has served in various
3rd Floor               Manager                               other capacities at
80 Cheapside                                                  different times at
London, England                                                    Mondrian.
EC2V 6EE

April 25, 1948

------------------ ------------------- ------------------ ----------------------------
Damon J. Andres      Vice President         9 Years        Mr. Andres has served in
2005 Market            and Senior                            various capacities at
Street             Portfolio Manager                          different times at
Philadelphia, PA                                             Delaware Investments.
19103

October 24, 1969

------------------ ------------------- ------------------ ----------------------------
Fiona A. Barwick      Director of          12 Years        Ms. Barwick has served in
3rd Floor          Regional Research                       various other capacities
80 Cheapside          at Mondrian                            at different times at
London, England                                                    Mondrian.
EC2V 6EE

June 26, 1968

------------------ ------------------- ------------------ ----------------------------
Marshall T.           Senior Vice           7 Years        Mr. Bassett has served in
Bassett              President and                           various capacities at
2005 Market         Senior Portfolio                          different times at
Street                  Manager                              Delaware Investments.
Philadelphia, PA
19103

February 8, 1954
------------------ ------------------- ------------------ ----------------------------
Joanna Bates        Senior Portfolio        8 Years         Ms. Bates has served in
3rd Floor               Manager                              various capacities at
80 Cheapside                                                  different times at
London, England                                                    Mondrian.
EC2V 6EE

March 14, 1960

------------------ ------------------- ------------------ ----------------------------
Nigel Bliss         Senior Portfolio       10 Years         Mr. Bliss has served in
3rd Floor               Manager                            various other capacities
80 Cheapside                                                 at different times at
London, England                                                    Mondrian.
EC2V 6EE

July 15, 1971

------------------ ------------------- ------------------ ----------------------------
Christopher J.      Vice President,    Less than 1 Year     Vice President, Senior
Bonavico            Senior Portfolio                       Portfolio Manager, Equity
2005 Market           Manager and                             Analyst - Delaware
Street               Equity Analyst                         Investment Advisers, a
Philadelphia, PA                                              series of Delaware
19103-7094                                                 Management Business Trust
                                                            (April 2005 - Present)
September 9, 1965
                                                            Principal and Portfolio
                                                                    Manager
                                                            Transamerica Investment
                                                                Management, LLC
                                                                 (1993 - 2005)

------------------ ------------------- ------------------ ----------------------------
Kenneth F. Broad    Vice President,    Less than 1 Year     Vice President, Senior
2005 Market         Senior Portfolio                       Portfolio Manager, Equity
Street                Manager and                             Analyst - Delaware
Philadelphia, PA     Equity Analyst                         Investment Advisers, a
19103-7094                                                    series of Delaware
                                                           Management Business Trust
October, 6, 1965                                            (April 2005 - Present).

                                                            Principal and Portfolio
                                                                    Manager
                                                            Transamerica Investment
                                                                Management, LLC
                                                                 (2000 - 2005)

------------------ ------------------- ------------------ ----------------------------
Steven G.            Vice President    Less than 1 Year    Vice President, Portfolio
Catricks             and Portfolio                            Manager - Delaware
2005 Market             Manager                             Investment Advisers, a
Street                                                        series of Delaware
Philadelphia, PA                                           Management Business Trust
19103                                                          (2001 - Present)

August 3, 1959                                                  Equity Analyst
                                                              BlackRock Financial
                                                                 (1999 - 2001)

------------------ ------------------- ------------------ ----------------------------
George E.            Senior Vice           25 Years        Mr. Deming has served in
Deming               President and                            various capacities
2005 Market          Senior Portfolio                       at different times at
Street               Manager                                 Delaware Investments.
Philadelphia, PA
19103

November 19, 1941

------------------ ------------------- ------------------ ----------------------------
Elizabeth A.        Director, Chief        14 Years        Ms. Desmond has served in
Desmond                Investment                          various other capacities
3rd Floor              Officer -                             at different times at
80 Cheapside        Developed Equity                               Mondrian.
London, England        Markets at
EC2V 6EE                Mondrian

November 28, 1961

------------------ ------------------- ------------------ ----------------------------
Christopher M.       Vice President    Less than 1 Year       Vice President and
Ericksen             and Portfolio                            Portfolio Manager -
505 Montgomery          Manager                               Delaware Investment
Street                                                       Advisers, a series of
11th Floor                                                    Delaware Management
San Francisco,                                                  Business Trust
CA 94111                                                       (2005 - Present)

                                                          Mr. Ericksen has served in
March 10, 1972                                               various capacities at
                                                              different times at
                                                            Transamerica Investment
                                                                Management, LLC

------------------ ------------------- ------------------ ----------------------------
Patrick G.          Vice President,    Less than 1 Year          Vice President,
Fortier             Senior Portfolio                       Portfolio Manager, Equity
2005 Market           Manager and                             Analyst - Delaware
Street               Equity Analyst                         Investment Advisers, a
Philadelphia, PA                                              series of Delaware
19103-7094                                                 Management Business Trust
                                                            (April 2005 - Present)
May 31, 1970
                                                               Portfolio Manager
                                                            Transamerica Investment
                                                                Management, LLC
                                                                 (2000 - 2005)

------------------ ------------------- ------------------ ----------------------------
Clive A. Gillmore   Deputy Managing        14 Years       Mr. Gillmore has served in
80 Cheapside          Director and                         various other capacities
London, England     Senior Portfolio                         at different times at
EC2V 6EE               Manager at                                  Mondrian.
                        Mondrian
January 14, 1960

------------------ ------------------- ------------------ ----------------------------
Barry S.             Vice President    Less than 1 Year    Mr. Gladstein has served
Gladstein            and Portfolio                         in various capacities at
2005 Market             Manager                               different times at
Street                                                       Delaware Investments
Philadelphia, PA
19103

August 29, 1964

------------------ ------------------- ------------------ ----------------------------
Gregory M.           Vice President    Less than 1 Year       Vice President and
Heywood              and Portfolio                            Portfolio Manager -
505 Montgomery          Manager                               Delaware Investment
Street                                                       Advisers, a series of
11th Floor                                                    Delaware Management
San Francisco,                                                  Business Trust
CA 94111                                                       (2005 - Present)

                                                           Mr. Heywood has served in
August 24, 1965                                              various capacities at
                                                              different times at
                                                            Transamerica Investment
                                                                Management, LLC

------------------ ------------------- ------------------ ----------------------------
Christopher M.       Vice President    Less than 1 Year    Mr. Holland has served in
Holland              and Portfolio                           various capacities at
2005 Market             Manager                               different times at
Street                                                       Delaware Investments
Philadelphia, PA
19103

January 23, 1975

------------------ ------------------- ------------------ ----------------------------
John Kirk             Director and          7 Years         Mr. Kirk has served in
80 Cheapside        Senior Portfolio                       various other capacities
London, England        Manager at                            at different times at
EC2V 6EE                Mondrian                                   Mondrian.

June 18, 1958

------------------ ------------------- ------------------ ----------------------------
Steven T. Lampe      Vice President        10 Years         Mr. Lampe has served in
2005 Market          and Portfolio                           various capacities at
Street                  Manager                               different times at
Philadelphia, PA                                             Delaware Investments.
19103

September 13,
1968
------------------ ------------------- ------------------ ----------------------------
Emma R.E. Lewis     Senior Portfolio        9 Years         Ms. Lewis has served in
80 Cheapside            Manager                            various other capacities
London, England                                              at different times at
EC2V 6EE                                                           Mondrian.

January 23, 1969

------------------ ------------------- ------------------ ----------------------------
Nigel G. May        Director, Chief        14 Years          Mr. May has served in
80 Cheapside           Investment                          various other capacities
London, England        Officer -                             at different times at
EC2V 6EE            Developed Equity                               Mondrian.
                       Markets at
September 23,           Mondrian
1962

------------------ ------------------- ------------------ ----------------------------
Christopher A.      Senior Portfolio       13 Years          Mr. Moth currently is
Moth                    Manager                               Director and Chief
80 Cheapside                                                 Investment Officer -
London, England                                             Global Fixed Income and
EC2V 6EE                                                   Currency at Mondrian. He
                                                             has served in various
October 17, 1967                                              other capacities at
                                                              different times at
                                                                   Mondrian.

------------------ ------------------- ------------------ ----------------------------
Daniel J. Prislin   Vice President,    Less than 1 Year      Vice President, Senior
2005 Market         Senior Portfolio                       Portfolio Manager, Equity
Street                Manager and                             Analyst - Delaware
Philadelphia, PA     Equity Analyst                         Investment Advisers, a
19103-7094                                                    series of Delaware
                                                           Management Business Trust
September 20,                                               (April 2005 - Present)
1967
                                                            Principal and Portfolio
                                                                    Manager
                                                            Transamerica Investment
                                                                Management, LLC
                                                                 (1998 - 2005)

------------------ ------------------- ------------------ ----------------------------
David G. Tilles         Managing           14 Years        Mr. Tilles has served in
80 Cheapside        Director, Chief                        various other capacities
London, England    Executive Officer                         at different times at
EC2V 6EE               and Chief                                   Mondrian.
                       Investment
February 17, 1952      Officer at
                        Mondrian

------------------ ------------------- ------------------ ----------------------------
Matthew Todorow      Vice President         2 Years           Vice President and
2005 Market          and Portfolio                            Portfolio Manager -
Street                  Manager                               Delaware Investment
Philadelphia, PA                                             Advisers, a series of
19103                                                         Delaware Management
                                                                Business Trust
November 22, 1968                                              (2003 - Present)

                                                             Executive Director -
                                                           Morgan Stanley Investment
                                                                  Management
                                                                 (2001- 2003)

                                                          Portfolio Manager - Morgan
                                                              Stanley Investment
                                                                  Management
                                                                 (1994 - 2003)

------------------ ------------------- ------------------ ----------------------------
Rudy D. Torrijos     Vice President    Less than 1 Year    Vice President, Portfolio
III                  and Portfolio                            Manager - Delaware
2005 Market             Manager                             Investment Advisers, a
Street                                                        series of Delaware
Philadelphia, PA                                           Management Business Trust
19103                                                        (July 2005 - Present)

May 8, 1970                                                   Technology Analyst
                                                             Fiduciary Trust Co.,
                                                                 International
                                                                 (2002 - 2005)

                                                           Analyst and Fund Manager
                                                            Neuberger Berman Growth
                                                                     Group
                                                                 (1997 - 2002)

------------------ ------------------- ------------------ ----------------------------
Jeffrey S. Van        Senior Vice      Less than I Year      Senior Vice President,
Harte                President and                         Chief Investment Officer,
2005 Market         Chief Investment                         Focus Growth Equity -
Street               Officer, Focus                           Delaware Investment
Philadelphia, PA     Growth Equity                           Advisers, a series of
19103                                                         Delaware Management
                                                                Business Trust
July 24, 1958                                               (April 2005 - Present)

                                                            Principal and Executive
                                                                Vice President
                                                            Transamerica Investment
                                                                Management, LLC
                                                                 (1980 - 2005)

------------------ ------------------- ------------------ ----------------------------
Lori P. Wachs        Vice President        11 Years         Ms. Wachs has served in
2005 Market          and Portfolio                           various capacities at
Street                  Manager                               different times at
Philadelphia, PA                                             Delaware Investments
19103

November 8, 1968

------------------ ------------------- ------------------ ----------------------------

     The  following  table  shows  each  Trustee's  ownership  of  shares of the
Portfolios and of all Delaware Investments Funds as of December 31, 2005.

----------------------- ----------------------- -----------------------------------------
                                                    Aggregate Dollar Range of Equity
                              Dollar Range       Securities in All Registered Investment
                        of Equity Securities in Companies Overseen by Trustee in Family
Name                            the Fund                of Investment Companies
----------------------- ----------------------- -----------------------------------------
Jude T. Driscoll          Delaware REIT Fund                Over $100,000
                           $10,001-$50,000
----------------------- ----------------------- -----------------------------------------
Thomas L. Bennett                 None                          None
----------------------- ----------------------- -----------------------------------------
John A. Fry(1)                    None                      Over $100,000
----------------------- ----------------------- -----------------------------------------
Anthony D. Knerr                  None                    $10,001 - $50,000
----------------------- ----------------------- -----------------------------------------
Lucinda S. Landreth               None                    $10,001 - $50,000
----------------------- ----------------------- -----------------------------------------
Ann R. Leven                      None                      Over $100,000
----------------------- ----------------------- -----------------------------------------
Thomas F. Madison         Delaware REIT Fund              $10,001 - $50,000
                              $1-$10,000
----------------------- ----------------------- -----------------------------------------
Janet L. Yeomans                  None                   $50,001 - $100,000
----------------------- ----------------------- -----------------------------------------
J. Richard Zecher                 None                    $10,001-$50,000
----------------------- ----------------------- -----------------------------------------

(1)  As of December  31,  2005,  John A. Fry held assets in a 529 Plan  account.
     Under the terms of the Plan,  a portion of the assets  held in the Plan may be invested  in the  Portfolios.  Mr. Fry held no shares of the  Portfolios outside of the Plan as of December 31, 2005.

     The following  table describes the aggregate  compensation  received by the
Trustees  from the Trust and the total  compensation  received from all Delaware
Investments  Funds for which he or she serves as a Trustee or  Director  for the fiscal year ended  October  31,  2005 and an  estimate of annual  benefits to be received upon  retirement  under the Delaware  Investments  Retirement  Plan for
Trustees/Directors  as of October 31,  2005.  Only the Trustees of the Trust who
are not  "interested  persons"  as  defined  by the 1940  Act (the  "Independent
Trustees") receive compensation from the Fund.

-------------------- ---------------- ------------------- ------------------ -------------------
                                                                              Total Compensation
                                           Pension or                        from the Investment
                         Aggregate    Retirement Benefits  Estimated Annual      Companies in
                       Compensation    Accrued as Part of   Benefits Upon          Delaware
Trustee(1,2)          from the Trust     Fund Expenses        Retirement        Investments(3)
-------------------- ---------------- ------------------- ------------------ -------------------
Walter P. Babich          $11,586             None               None              $59,583
-------------------- ---------------- ------------------- ------------------ -------------------
Thomas L. Bennett         $13,289             None               None              $65,833
-------------------- ---------------- ------------------- ------------------ -------------------
John H. Durham             $8,244             None               None              $42,567
-------------------- ---------------- ------------------- ------------------ -------------------
John A. Fry(4)            $24,011             None               None             $108,100
-------------------- ---------------- ------------------- ------------------ -------------------
Anthony D. Knerr          $25,650             None               None             $129,617
-------------------- ---------------- ------------------- ------------------ -------------------
Lucinda S. Landreth       $13,310             None               None              $65,933
-------------------- ---------------- ------------------- ------------------ -------------------
Ann R. Leven              $25,466             None               None             $128,333
-------------------- ---------------- ------------------- ------------------ -------------------
Thomas F. Madison         $25,486             None               None             $128,333
-------------------- ---------------- ------------------- ------------------ -------------------
Janet L. Yeomans          $24,310             None               None             $122,500
-------------------- ---------------- ------------------- ------------------ -------------------
J. Richard Zecher         $13,289             None               None              $65,833
-------------------- ---------------- ------------------- ------------------ -------------------
--------------------------------------------------------------------------------

(1)  Under  the  terms  of  the  Delaware   Investments   Retirement   Plan  for
     Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five  continuous  years,  is  entitled to receive payments from each investment  company in the Delaware  Investments  family for which he or she serves as  Trustee/Director  for a period  equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal,  on an annual  basis,  to the amount of the annual  retainer that is paid to  Trustees/Directors  of each investment company at the time of such person's retirement.  If an eligible Trustee/Director retired as of October
     31,  2005,  he or she would be entitled  to annual  payments  totaling  the amounts noted above, in the aggregate, from all of the investment companies in  the  Delaware  Investments  family  for  which  he or she  serves  as a
     Trustee/Director,  based  on the  number  of  investment  companies  in the
     Delaware Investments family as of that date.

(2)  Walter P.  Babich and John H.  Durham  retired  from the  Trust's  Board of
     Trustees  and  each  of  the  32  investment   companies  in  the  Delaware
     Investments  family  on March  22,  2005.  Thomas L.  Bennett,  Lucinda  S.
     Landreth and J. Richard  Zecher joined the Board of  Trustees/Directors  of the 32 investment companies in the Delaware Investments family on March 23,
     2005.

(3)  Each  Independent   Trustee/Director  currently  receives  a  total  annual
     retainer  fee of $80,000  for  serving as a  Trustee/  Director  for all 32 investment  companies in the Delaware  Investments  family, plus $5,000 for each Board Meeting attended. The following compensation is in the aggregate from  all  investment  companies  in the  complex.  Members  of  the  Audit
     Committee  receive  additional  compensation  of $2,500  for each  meeting.
     Members of the Nominating  Committee  receive  additional  compensation  of
     $1,700 for each meeting.  In addition,  the  chairpersons  of the Audit and
     Nominating  Committees  each  receive an annual  retainer of  $15,000.  The
     Lead/Coordinating   Trustee/Director  of  the  Delaware  Investments  Funds
     receives an additional retainer of $35,000.

(4)  In addition to this compensation,  for the 12-month period ended on October
     31, 2005, Mr. Fry received $12,975 in professional  fees from the Trust for services provided to the Trust's Board.

     The Board of Trustees has the following committees:

     Audit Committee: This committee monitors accounting and financial reporting policies and practices,  and internal  controls for the Trust.  It also oversees the  quality  and  objectivity  of the  Trust's  financial  statements  and  the independent audit thereof, and acts as a liaison between the Trust's independent registered  public  accounting firm and the full Board of Trustees.  The Trust's
Audit Committee consists of the following four Independent  Trustees:  Thomas F.
Madison,  Chairman;Thomas L. Bennett; Jan L. Yeomans; and J. Richard Zecher. The
Audit Committee held six meetings during the Trust's last fiscal year.

     Nominating  Committee:  This  committee  recommends  board  members,  fills vacancies and considers the qualifications of board members.  The committee also monitors the performance of counsel for the Independent Trustees. The Nominating
Committee  does not  accept  nominations  for the Board from  shareholders.  The
Nominating Committee consists of the following four Independent  Trustees:  John
A. Fry,  Chairman;  Anthony  D.  Knerr;  Lucinda S.  Landreth;  and Ann R. Leven
(ex-officio).  The Nominating Committee held 10 meetings during the Trust's last fiscal year.

     Independent  Trustee  Committee:  This committee develops and recommends to the Board a set of corporate  governance  principles and oversees the evaluation of the Board,  its committees and its activities.  The committee is comprised of all of the Trust's Independent Trustees.  The Independent Trustee Committee held five meetings during the Trust's last fiscal year.

Code of Ethics
     The Trust, the Manager,  Mondrian and the Distributor have adopted Codes of
Ethics in  compliance  with the  requirements  of Rule 17j-1 under the 1940 Act, which  govern  personal  securities  transactions.  Under the  Codes of  Ethics, persons  subject to the Codes are  permitted  to engage in  personal  securities transactions,  including  securities  that  may  be  purchased  or  held  by the
Portfolios,  subject to the  requirements  set forth in Rule  17j-1 and  certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policy
     The Trust has  formally  delegated  to the  Manager and  Mondrian  (each an
"Adviser" for purposes of the  following  discussion of the Trust's proxy voting policy) the  responsibility for making all proxy voting decisions in relation to portfolio  securities  held by each  Portfolio.  If and when  proxies need to be voted on behalf of each Portfolio, an Adviser will vote such proxies pursuant to its Proxy Voting  Policies and Procedures (the  "Procedures").  Each Adviser has
established a Proxy Voting Committee (the "Committee"), which is responsible for overseeing  the Adviser's  proxy voting process for each  Portfolio.  One of the main  responsibilities  of the Committee is to review and approve the Procedures to ensure that the  Procedures  are designed to allow an Adviser to vote proxies in a manner  consistent  with the goal of voting in the best  interests  of each
Portfolio.

     In order to facilitate the actual process of voting  proxies,  each Adviser has contracted with Institutional  Shareholder Services ("ISS") to analyze proxy statements on behalf of each Portfolio and vote proxies  generally in accordance with the  Procedures.  The Committee is responsible  for overseeing  ISS's proxy voting activities.  If a proxy has been voted for a Portfolio, ISS will create a record of the vote. Information (if any) regarding how a Portfolio voted proxies relating to portfolio  securities  during the most  recently  reported  12-month period ended June 30 is available without charge (i) through the Trust's website at www.delawareinvestments.com; and (ii) on the SEC's website at www.sec.gov.

     The Procedures contain a general guideline that  recommendations of company management  on an issue  (particularly  routine  issues)  should be given a fair amount of weight in determining  how proxy issues should be voted.  However,  an
Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting  Guidelines  (the  "Guidelines"),  and an Adviser will also  vote  against  management's  recommendation  when it  believes  that  such position is not in the best interests of the Portfolio.

     As stated above,  the  Procedures  also list specific  Guidelines on how to vote proxies on behalf of a Portfolio.  Some examples of the  Guidelines  are as follows: (i) generally vote for shareholder  proposals asking that a majority or more of directors  be  independent;  (ii)  generally  vote against  proposals to
require  a  supermajority   shareholder   vote;   (iii)  votes  on  mergers  and
acquisitions should be considered on a case-by-case  basis,  determining whether
the  transaction   enhances  shareholder  value;  (iv)  generally  vote  against proposals to create a new class of common stock with superior voting rights; (v)
generally vote  re-incorporation  proposals on a case-by-case  basis; (vi) votes with respect to management  compensation  plans are determined on a case-by-case basis;  and (vii)  generally  vote for  reports on the level of  greenhouse  gas emissions from the company's operations and products.

     Because the Trust has delegated proxy voting to the Adviser, each Portfolio is not expected to encounter  any conflict of interest  issues  regarding  proxy voting and therefore does not have procedures regarding this matter. However, an
Adviser does have a section in its Procedures  that addresses the possibility of conflicts of interest.  Most proxies which an Adviser receives on behalf of each
Portfolio are voted by ISS in accordance with the Procedures. Because almost all
Portfolio proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for an Adviser to make an actual determination of how to  vote a  particular  proxy,  thereby  largely  eliminating  conflicts  of interest for the Adviser  during the proxy voting  process.  In the very limited instances  where an  Adviser is  considering  voting a proxy  contrary  to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the
Adviser.  If a member of the  Committee  has actual  knowledge  of a conflict of interest,  the Committee will normally use another independent third party to do
additional   research  on  the  particular  proxy  issue  in  order  to  make  a recommendation  to the Committee on how to vote the proxy in the best  interests of the Portfolio.  The Committee will then review the proxy voting materials and recommendation  provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee  believes is  consistent  with the Procedures and in the best interests of the Portfolio.

                 INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

Investment Advisor
     The Manager,  located at 2005 Market Street,  Philadelphia,  PA 19103-7094,
furnishes  investment  management services to all of the Portfolios,  subject to the supervision and direction of the Trust's Board of Trustees. The Manager also provides  investment  management  services  to  certain  of the  other  Delaware
Investments  Funds.  Affiliates  of the  Manager  also manage  other  investment accounts.  While investment  decisions for the Portfolios are made independently from those of the other funds and accounts,  investment decisions for such other funds and accounts may be made at the same time as investment  decisions for the
Portfolios.

     The Manager and its predecessors  have been managing  Delaware  Investments
Funds since 1938. As of December 31, 2005, the Manager and its affiliates within
Delaware Investments were managing in the aggregate in excess of $110 billion in assets in various  institutional or separately  managed,  investment company and insurance  accounts.  The  Manager is a series of Delaware  Management  Business
Trust,  which is an indirect,  wholly owned  subsidiary  of Delaware  Management
Holdings, Inc. ("DMH"). DMH is an indirect, wholly owned subsidiary, and subject to the ultimate control, of Lincoln National Corporation  ("Lincoln").  Lincoln,
with headquarters in Philadelphia,  Pennsylvania,  is a diversified organization with operations in many aspects of the financial  services  industry,  including insurance and investment management.  Delaware Investments is the marketing name for DMH and its subsidiaries.

     Mondrian,  located at 80 Cheapside,  3rd Floor,  London,  England EC2V 6EE,
furnishes  investment  sub-advisory  services to The International  Equity,  The
Labor Select International Equity, The Emerging Markets, The Global Fixed Income
and The  International  Fixed Income  Portfolios  subject to the supervision and direction of Pooled Trust's Board of Trustees.

     The  following  table  contains  the  dates  of the  Investment  Management
Agreements  for the  Portfolios  as well as the dates that they were approved by shareholders.

Portfolio                                         Date of Agreement     Date Approved by
                                                                        Shareholders
The Large-Cap Growth Equity Portfolio             November 1, 2005      November 1, 2005*
The Large-Cap Value Equity Portfolio              December 15, 1999     March 17, 1999**
The Mid-Cap Growth Equity Portfolio               December 15, 1999     March 17, 1999**
The International Fixed Income Portfolio          September 24, 2004    August 31, 2004*
The International Equity Portfolio                September 24, 2004    August 31, 2004*
The Global Fixed Income Portfolio                 September 24, 2004    August 31, 2004*
The Intermediate Fixed Income Portfolio           December 15, 1999     March 17, 1999**
The Labor Select International Equity Portfolio   December 15, 1999     March 17, 1999**
The Real Estate Investment Trust Portfolio        December 15, 1999     March 17, 1999**
The High-Yield Bond Portfolio                     December 15, 1999     March 17, 1999**
The Emerging Markets Portfolio                    September 24, 2004    August 31, 2004*
The Real Estate Investment Trust Portfolio II     December 15, 1999     March 17, 1999**
The Core Plus Fixed Income Portfolio              December 15, 1999     June 28, 2002*
The Core Focus Fixed Income Portfolio             December 15, 1999     June 28, 2004*
The Small-Cap Growth Equity Portfolio             December 15, 1999     March 17, 1999**
The Focus Smid-Cap Growth Equity Portfolio        December 15, 1999     November 28, 2003*
The Smid-Cap Growth Equity Portfolio              December 15, 1999     December 1, 2004*
The All-Cap Growth Equity Portfolio               December 15, 1999     March 30, 2000*

*    Date approved by the initial shareholder.
**   Or as adjourned.

     The Trust's  Investment  Management  Agreements  had an initial term of two years and may be renewed  after their  initial term only so long as such renewal and  continuance  are  specifically  approved at least  annually by the Board of
Trustees or by vote of a majority of the  outstanding  voting  securities of the
Portfolios,  and only if the terms of the renewal  thereof have been approved by the vote of a majority of the Trust's  Independent  Trustees who are not parties thereto or "interested  persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting  called for the purpose of voting on such  approval.
Each Agreement is terminable  without penalty on 60 days' notice by the Trust or by the Manager. Each Agreement will terminate  automatically in the event of its assignment.

     As compensation for the services  rendered under the Investment  Management
Agreements,  the Manager is entitled to an advisory fee calculated by applying a quarterly  rate,  based  on  the  following  annual  percentage  rates,  to  the
Portfolio's average daily net assets for the quarter:

Portfolio                                     Rate

The Large-Cap Growth Equity Portfolio         0.55%
The Large-Cap Value Equity Portfolio          0.55%
The Mid-Cap Growth Equity Portfolio           0.75%
The International Equity Portfolio(1)         0.75%
The Labor Select International
  Equity Portfolio(1)                         0.75%
The Real Estate Investment Trust Portfolio    0.75% on the first $500 million;
                                              0.70% on the next $500 million;
                                              0.65% on the next $1.5 billion;
                                              0.60% on assets in excess of $2.5
                                                billion
The Real Estate Investment Trust
  Portfolio II                                0.75%
The Intermediate Fixed Income Portfolio       0.40%
The Global Fixed Income Portfolio(1)          0.50%
The International Fixed Income Portfolio(1)   0.50%
The Core Focus Fixed Income Portfolio         0.40%
The High-Yield Bond Portfolio                 0.45%
The Emerging Markets Portfolio(1)             1.00%
The Core Plus Fixed Income Portfolio          0.43%
The Small-Cap Growth Equity Portfolio         0.75%
The Focus Smid-Cap Growth Equity Portfolio    0.75%
The Smid-Cap Growth Equity Portfolio          0.75%
The All-Cap Growth Equity Portfolio           0.75%

(1)  The Manager has entered into  sub-advisory  agreements  with  Mondrian with respect to The International Equity, The Labor Select International Equity,
     The Global Fixed Income,  The  International  Fixed Income and The Emerging
     Markets Portfolios.  As compensation for its services as sub-advisor to the
     Manager, Mondrian is entitled to receive sub-advisory fees from the Manager equal to 0.36% of the average daily net assets of The International  Equity
     Portfolio;  0.30% of the  average  daily net  assets  of The  Labor  Select
     International  Equity Portfolio,  The Global Fixed Income Portfolio and The
     International  Fixed Income  Portfolio;  and 0.75% of the average daily net assets of The Emerging Markets Portfolio.

     The Manager has  voluntarily  agreed to waive that  portion,  if any of the annual investment  advisory fees payable by a particular  Portfolio and to pay a
Portfolio  for its expenses to the extent  necessary to ensure that the expenses of that  Portfolio  (exclusive  of taxes,  interest,  certain  insurance  costs,
brokerage  commissions  and  extraordinary   expenses)  do  not  exceed,  on  an
annualized  basis,  the following  percentages  of average daily net assets from
March 1, 2006 through February 28, 2007, unless otherwise noted:

Portfolio                                         Rate

The Large-Cap Growth Equity Portfolio             0.65%
The Large-Cap Value Equity Portfolio              0.68%
The Mid-Cap Growth Equity Portfolio               0.93%
The International Equity Portfolio                N/A
The Labor Select International Equity Portfolio   0.96%
The Real Estate Investment Trust Portfolio        1.10%
The Real Estate Investment Trust Portfolio II     0.86%
The Intermediate Fixed Income Portfolio           0.43%
The Core Focus Fixed Income Portfolio             0.43%
The Global Fixed Income Portfolio                 0.60%
The International Fixed Income Portfolio          0.60%
The High-Yield Bond Portfolio                     0.59%
The Emerging Markets Portfolio                    1.55%
The Core Plus Fixed Income Portfolio              0.45%
The Small-Cap Growth Equity Portfolio             0.89%
The Focus Smid-Cap Growth Equity Portfolio        0.92%
The Smid-Cap Growth Equity Portfolio              0.92%
The All-Cap Growth Equity Portfolio               0.89%

     During the past three  fiscal  years,  the  Portfolios  paid the  following investment management fees:

         Portfolio                 October 31, 2005    October 31, 2004    October 31, 2003

The Large-Cap Growth
  Equity Portfolio(1)              N/A                 N/A                 N/A
The Large-Cap Value
  Equity Portfolio                 $67,475 earned      $134,221 earned     $220,002 earned
                                   $-0- paid           $92,059 paid        $129,794 paid
                                   $67,475 waived      $42,162 waived      $90,208 waived
The Mid-Cap Growth
  Equity Portfolio                 $141,246 earned     $124,176 earned     $49,332 earned
                                   $130,854 paid       $120,890 paid       $42,680 paid
                                   $10,392 waived      $3,286 waived       $6,652 waived
The International
  Equity Portfolio                 $12,146,736 earned  $7,030,704 earned   $3,650,612 earned
                                   $12,146,736 paid    $7,030,704 paid     $3,650,612 paid
                                   $-0-waiver          $-0- waived         $-0- waived
The Global Fixed
  Income Portfolio                 $1,472,778 earned   $1,199,723 earned   $1,256,931 earned
                                   $1,346,377 paid     $1,098,219 paid     $1,138,330 paid
                                   $126,401 waived     $101,504 waived     $118,601 waived
The Labor Select International
  Equity Portfolio                 $4,229,435 earned   $2,262,509 earned   $1,012,644 earned
                                   $4,229,435 paid     $2,262,509 paid     $1,012,148 paid
                                   $-0-waived          $-0- waived         $496 waived
The Real Estate Investment
  Trust Portfolio                  $4,212,253 earned   $3,749,245 earned   $2,664,544 earned
                                   $4,212,253 paid     $3,095,711 paid     $2,106,249 paid
                                   $-0- waived         $653,534 waived     $558,295 waived
The Intermediate Fixed
  Income Portfolio                 $68,716 earned      $64,617 earned      $12,718 earned
                                   $27,069 paid        $28,336 paid        $-0- paid
                                   $41,647 waived      $36,281 waived      $12,718 waived

The High-Yield Bond Portfolio      $14,514 earned      $17,970 earned      $20,333 earned
                                   $-0- paid           $1,414 paid         $3,724 paid
                                   $14,514 waived      $16,556 waived      $16,609 waived
The International Fixed
  Income Portfolio                 $320,383 earned     $295,827 earned     $203,900 earned
                                   $276, 254 paid      $255,722 paid       $171,120 paid
                                   $44,129 waived      $40,105 waived      $32,780 waived

The Emerging Markets Portfolio     $7,804,275 earned   $4,357,949 earned   $1,626,446 earned
                                   $7,804,275 paid     $4,357,949 paid     $1,626,446 paid
                                   $-0- waived         $-0- waived         $-0- waived
The Real Estate Investment
  Trust Portfolio II               $459,736 earned     $335,174 earned     $242,172 earned
                                   $443,477 paid       $315,698 paid       $231,022 paid
                                   $16,259 waived      $19,476 waived      $11,150 waived
The Core Plus Fixed Income
  Portfolio                        $436,509 earned     $70,574 earned      $32,576 earned
                                   $284,123 paid       $25,055 paid        $3,157 paid
                                   $152,386 waived     $45,519 waived      $29,419 waived
The Core Focus Fixed Income
  Portfolio(2)                     $36,967 earned      $3,294 earned       N/A
                                   $-0- paid           $-0- paid
                                   $36,967 waived      $3,294 waived
The Small-Cap Growth Equity
  Portfolio                        $736,149 earned     $834,951 earned     $450,732 earned
                                   $736,149 paid       $834,951 paid       $445,010 paid
                                   $-0- waived         $-0- waived         $5,722 waived
The Focus Smid-Cap Growth
  Equity Portfolio(3)              $15,890 earned      $13,565 earned      N/A
                                   $-0- paid           $1,135 paid
                                   $15,890 waived      $12,430 waived
The Smid-Cap Growth Equity
  Portfolio(4)                     $13,889 earned      N/A                 N/A
                                   $-0- paid
                                   $13,889 waived

The All-Cap Growth Portfolio       $61,980 earned      $50,567 earned      $56,779 earned
                                   $41,115 paid        $32,691 paid        $47,147 paid
                                   $20,865 waived      $17,876 waived      $9,632 waived

(1)  Commenced operations on November 1, 2005.
(2)  Commenced operations on December 1, 2003.
(3)  Commenced operations on December 1, 2004.
(4)  Commenced operations on June 30, 2004.

     Except  for  those  expenses  borne by the  Manager  under  the  Investment
Management  Agreements or Mondrian  under its  Sub-Advisory  Agreements  and the
Distributor under the Distribution Agreements, each Portfolio is responsible for all of its own expenses.  Among others,  these expenses include each Portfolio's proportionate  share of rent and  certain  other  administrative  expenses;  the investment  management  fees;  transfer and dividend  disbursing  agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distributor
     The  Distributor,  Delaware  Distributors,  L.P.,  located  at 2005  Market
Street,  Philadelphia,  PA 19103, serves as the national distributor for Trust's shares under a Distribution Agreement dated November 1, 2001. The Distributor is an  affiliate  of the  Manager  and  bears  all of the  costs of  promotion  and distribution,  except  for  payments  by Class A, B, C and R Shares  of The Real
Estate  Investment  Trust Portfolio under their respective Rule 12b-1 Plans. The
Distributor is an indirect,  wholly owned subsidiary of DMH, and, therefore,  of
Lincoln.  The  Distributor  has agreed to use its best efforts to sell shares of the Portfolios. See the Prospectuses for information on how to invest. Shares of the Portfolios are offered on a continuous  basis by the  Distributor and may be purchased  through  authorized  investment  dealers with respect to the Delaware
REIT  Fund  Class  A, B, C and R  Shares  of The Real  Estate  Investment  Trust
Portfolio  only,  and directly by contacting  the  Distributor or the Trust with respect to all Portfolios. The Distributor also serves as a national distributor for the other Delaware Investments Funds. The Board of Trustees annually reviews fees paid to the Distributor.

     During the Delaware  REIT Fund's last three fiscal years,  the  Distributor received  net  commissions  from the Fund on  behalf  of Class A  Shares,  after re-allowances to dealers, as follows:

-----------------------------------------------------------------------------------
                               Delaware REIT Fund
                                 Class A Shares
-----------------------------------------------------------------------------------
Fiscal Year   Total Amount of Underwriting   Amounts Re-allowed  Net Commissions to
Ended                  Commissions                Dealers            Distributor
------------- ---------------------------- --------------------- ------------------
10/31/05                $692,192                 $604,212              $87,980
------------- ---------------------------- --------------------- ------------------
10/31/04                $659,512                 $560,479              $99,033
------------- ---------------------------- --------------------- ------------------
10/31/03                $872,697                 $789,958              $82,739
------------- ---------------------------- --------------------- ------------------

     During the Delaware  REIT Fund's last three fiscal years,  the  Distributor received  aggregate CDSC payments with respect to the Fund on behalf of Class A,
B and C Shares, as follows:

--------------------------------------------------------------------------------
                              Limited CDSC Payments
------------------------ ------------------ ----------------- ------------------
Delaware REIT Fund           10/31/05           10/31/04          10/31/03
------------------------ ------------------ ----------------- ------------------
         Class A                $0                 $0                $0
------------------------ ------------------ ----------------- ------------------
         Class B             $262,571           $221,161          $266,178
------------------------ ------------------ ----------------- ------------------
         Class C              $12,683           $11,544           $17,034
------------------------ ------------------ ----------------- ------------------

     Lincoln Financial Distributors,  Inc. ("LFD"), an affiliate of the Manager, serves as the  Portfolios'  financial  intermediary  wholesaler  pursuant to the
Second Amended and Restated Financial  Intermediary  Distribution Agreement with the Distributor  dated August 21, 2003.  Pursuant to such Agreement,  LFD shall:
(i) promote the sale of the Portfolios' shares through broker/dealers, financial
advisors   and  other   financial   intermediaries   (collectively,   "Financial
Intermediaries"); (ii) create messaging and packaging for certain non-regulatory sales and marketing materials related to the Portfolios;  and (iii) produce such non-regulatory  sales and marketing  materials  related to the  Portfolios.  The address of LFD is 2001 Market Street,  Philadelphia,  PA 19103-7055. The rate of compensation,  which is  calculated  and paid  monthly,  to LFD for the sales of shares  of the  retail  Delaware  Investments  Funds  (excluding  the  shares of
Delaware VIP Trust  series,  money  market  funds and house  accounts and shares redeemed within 30 days of purchase) is a non-recurring  fee equal to the amount shown below:

-------------------------------------------------------- -----------------------
                                                          Basis Points on Sales
-------------------------------------------------------- -----------------------
Retail Mutual Funds (Class A, B and C Shares)                     0.50%
-------------------------------------------------------- -----------------------
Merrill Lynch Connect Program                                     0.25%
-------------------------------------------------------- -----------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                                   0.45%
-------------------------------------------------------- -----------------------
Citigroup Global Capital Markets, Inc. (formerly
  Salomon Smith Barney) and Delaware International Value
  Equity Fund Class I Shares                                         0%
-------------------------------------------------------- -----------------------

     In addition to the  non-recurring fee set forth above, the Distributor pays
LFD a fee at the annual rate set forth below of the average  daily net assets of
Fund shares of the Delaware Investments Funds outstanding and beneficially owned by shareholders  through Financial  Intermediaries,  including those Fund shares sold before the date of this Agreement.

-------------------------------------------------------- -----------------------
                                                          Basis Points on Sales
-------------------------------------------------------- -----------------------
Retail Mutual Funds (including shares of money market
  funds and house accounts and shares redeemed within
  30 days of purchase)                                            0.04%
-------------------------------------------------------- -----------------------
Merrill Lynch Connect Program                                        0%
-------------------------------------------------------- -----------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                                   0.04%
-------------------------------------------------------- -----------------------
Citigroup Global Capital Markets, Inc. (formerly
  Salomon Smith Barney) and Delaware International Value
  Equity Fund Class I Shares                                      0.04%
-------------------------------------------------------- -----------------------

     The fees  associated  with  LFD's  services  to the  Portfolios  are  borne exclusively by the Distributor and not by the Portfolios.

Transfer Agent
Delaware Service  Company,  Inc., which is an affiliate of the Manager and which is  located  at 2005  Market  Street,  Philadelphia,  PA  19103-7094,  serves as shareholder servicing, dividend disbursing and transfer agent ("Transfer Agent")
pursuant to a Shareholders Services Agreement dated April 19, 2001. The Transfer
Agent is an indirect, wholly owned subsidiary of DMH and, therefore, of Lincoln.
The  Transfer  Agent acts as  shareholder  servicing,  dividend  disbursing  and transfer agent for other Delaware  Investments Funds. The Transfer Agent is paid a fee by the Portfolios for providing these services consisting of an annual per account  charge of $23.10 for each open and closed  account on their records and each  account  held on a  sub-accounting  system  maintained  by firms that hold accounts on an omnibus basis.

     These  charges are assessed  monthly on a pro rata basis and  determined by using the number of  Shareholder  and Retirement  Accounts  maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the Independent Trustees.

     Delaware  Services  Company,  Inc.  provides  accounting  services  to  the
Portfolios  pursuant to a separate Fund  Accounting  Agreement.  Those  services include  performing all functions  related to calculating the Portolio's NAV and providing all financial  reporting services,  regulatory  compliance testing and other related accounting services. For its services,  Delaware Services Company,
Inc.  is paid a fee of 0.04% of the  total  assets of all  Delaware  Investments
Funds for which it provides such  accounting  services.  The fees are charged to each Portfolio and the other  Delaware  Investments  Funds,  on an aggregate pro rata basis. The asset-based fee payable to Delaware  Services  Company,  Inc. is subject to a minimum fee calculation based on the type and number of classes per
Fund.

     The Portfolios  have authorized one or more brokers to accept on its behalf purchase and redemption  orders in addition to the Transfer Agent.  Such brokers are  authorized  to  designate  other  intermediaries  to  accept  purchase  and redemption  orders on the behalf of the Portfolios.  For purposes of pricing,  a
Portfolio will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.  Investors  may be charged a fee when  effecting  transactions  through a broker or agent.

Custodian
     The JPMorgan Chase Bank ("JPMorgan"),  4 Chase Metrotech Center,  Brooklyn,
NY 11245  serves as  custodian  for each  Portfolio  except  The Core Plus Fixed
Income Portfolio,  The Core Focus Fixed Income  Portfolio,  The Large-Cap Growth
Equity  Portfolio,  The Focus Smid-Cap Growth Equity  Portfolio and The Smid-Cap
Growth Equity Portfolio.  Mellon Bank, N.A., One Mellon Center,  Pittsburgh,  PA
15258,  serves as custodian for The Core Plus Fixed Income  Portfolio,  The Core
Focus Fixed Income Portfolio,  The Large-Cap Growth Equity Portfolio,  The Focus
Smid-Cap Growth Equity  Portfolio and The Smid-Cap Growth Equity  Portfolio.  As
custodians,  JPMorgan and Mellon each  maintains a separate  account or accounts for a Portfolio; receives, holds and releases portfolio securities on account of a Portfolio; receives and disburses money on behalf of a Portfolio; and collects and  receives  income  and other  payments  and  distributions  on  account of a
Portfolio's portfolio securities.

     With  respect  to  foreign  securities,  JPMorgan  and  Mellon  each  makes arrangements with  sub-custodians  who were approved by the Board of Trustees in
accordance   with  Rule  17f-5  of  the  1940  Act.   When   selecting   foreign
sub-custodians,  the Trustees consider a number of factors,  including,  but not limited to, the  reliability  and financial  stability of the  institution,  the ability  of the  institution  to  provide  efficiently  the  custodial  services required for the  Portfolios,  and the  reputation  of the  institutions  in the particular country or region.

Legal Counsel
     Stradley Ronon Stevens & Young, LLP serves as the Trust's legal counsel.

                               PORTFOLIO MANAGERS

Other Accounts Managed - The Manager
     Except as noted,  the following chart lists certain  information  about the
types  of  other  accounts  for  which  each  portfolio   manager  is  primarily
responsible as of October 31, 2005.

                                                                                             Total Assets in
                                                                      No. of Accounts with    Accounts with
                                     No. of                          Performance-Based Fees   Performance-
                                     Accounts   Total Assets Managed                           Based Fees
Damon J. Andres
    Registered Investment Companies        6        $1.3 billion             0                     $0
    Other Pooled Investment                0             $0                  0                     $0
     Vehicles
    Other Accounts                         6       $105.4 million            0                     $0
Marshall T. Bassett
    Registered Investment Companies       23        $4.0 billion             0                     $0
    Other Pooled Investment                1        $3.4 million             0                     $0
     Vehicles
    Other Accounts                        18        $2.0 billion             1               $87.2 million
Christopher J. Bonavico
    Registered Investment Companies       17        $3.9 billion             0                     $0
    Other Pooled Investment                0             $0                  0                     $0
     Vehicles
    Other Accounts                        48        $5.8 billion             1                $633million
Kenneth F. Broad
    Registered Investment Companies        3       $547.8 million            0                     $0
    Other Pooled Investment                0             $0                  0                     $0
     Vehicles
    Other Accounts                         4       $40.1 million             0                     $0
Steven G. Catricks
    Registered Investment Companies       23        $4.0 billion             0                     $0
    Other Pooled Investment                1        $3.4 million             0                     $0
     Vehicles
    Other Accounts                        18        $2.0 billion             1               $87.2 million
George E. Deming
    Registered Investment Companies        1        $9.6 million             0                     $0
    Other Pooled Investment                0             $0                  0                     $0
     Vehicles
    Other Accounts                        45        $3.3 billion             1               $640.5 million
Christopher M. Ericksen
    Registered Investment Companies       14        $3.3 billion             0                     $0
    Other Pooled Investment                0             $0                  0                     $0
     Vehicles
    Other Accounts                        44        $5.7 billion             1                $633 million
Patrick G. Fortier
    Registered Investment Companies        3       $547.8 million            0                     $0
    Other Pooled Investment                0             $0                  0                     $0
     Vehicles
    Other Accounts                         2       $23.1 million             0                     $0
Barry S. Gladstein
    Registered Investment Companies       23        $4.0 billion             0                     $0
    Other Pooled Investment                1        $3.4 million             0                     $0
     Vehicles
    Other Accounts                        18        $2.0 billion             1               $87.2 million
Gregory M. Heywood
    Registered Investment Companies        3       $547.8 million            0                     $0
    Other Pooled Investment                0             $0                  0                     $0
     Vehicles
    Other Accounts                         2       $23.1 million
Christopher M. Holland
    Registered Investment Companies       23        $4.0 billion             0                     $0
    Other Pooled Investment                1        $3.4 million             0                     $0
     Vehicles
    Other Accounts                        18        $2.0 billion             1               $87.2 million
Steven T. Lampe
    Registered Investment Companies       23        $4.0 billion             0                     $0
    Other Pooled Investment                1        $3.4 million             0                     $0
     Vehicles
    Other Accounts                        18        $2.0 billion             1               $87.2 million
Daniel J. Prislin
    Registered Investment Companies       17        $3.9 billion             0                     $0
    Other Pooled Investment                0             $0                  0                     $0
     Vehicles
    Other Accounts                        46        $5.8 billion             1                $633 million
Matthew Todorow
    Registered Investment Companies       23        $4.0 billion             0                     $0
    Other Pooled Investment                1        $3.4 million             0                     $0
     Vehicles
    Other Accounts                        18        $2.0 billion             1               $87.2 million
Rudy D. Torrijos III
    Registered Investment Companies       23        $4.0 billion             0                     $0
    Other Pooled Investment                1        $3.4 million             0                     $0
     Vehicles
    Other Accounts                        18        $2.0 billion             1               $87.2 million
Jeffrey S. Van Harte
    Registered Investment Companies       17        $3.9 billion             0                     $0
    Other Pooled Investment                0             $0                  0                     $0
     Vehicles
    Other Accounts                        46        $5.8 billion             1                $633 million
Lori P. Wachs
    Registered Investment Companies       23        $4.0 billion             0                     $0
    Other Pooled Investment                1        $3.4 million             0                     $0
     Vehicles
    Other Accounts                        18        $2.0 billion             1               $87.2 million

Description of Potential Material Conflicts of Interest - The Manager

     Individual  portfolio managers may perform investment  management  services for  other  accounts  similar  to  these  provided  to the  Portfolios  and  the investment  action for each account and  Portfolio may differ.  For example,  an account or a  Portfolio  may be selling a  security,  while  another  account or
Portfolio  may  be  purchasing  or  holding  the  same  security.  As a  result, transactions  executed  for one  account  may  adversely  affect  the  value  of securities  held by another  account.  Additionally,  the management of multiple accounts and Portfolios may give rise to potential  conflicts of interest,  as a portfolio  manager  must  allocate  time and  effort to  multiple  accounts  and
Portfolios.  A portfolio manager may discover an investment opportunity that may be suitable for more than one account or Portfolio.  The investment  opportunity may be limited,  however, so that all accounts for which the investment would be suitable  may not be able to  participate.  The Manager  has adopted  procedures designed to allocate investments fairly across multiple accounts.

     Some   of  the   accounts   managed   by  the   portfolio   managers   have
performance-based   fees.  This  compensation  structure  presents  a  potential conflict of  interest.  The  portfolio  manager has an  incentive to manage this account so as to enhance its  performance,  to the  possible  detriment of other accounts for which the investment  manager does not receive a  performance-based fee.

     A portfolio  manager's  management  of personal  accounts  also may present certain conflicts of interest. While the Manager's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure - The Manager
     Each portfolio's manager's compensation consists of the following:

     Base Salary:  Each named  portfolio  manager  receives a fixed base salary.
Salaries are  determined  by a  comparison  to industry  data  prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     In addition,  each Focus Growth team member is entitled to certain payments in the nature of reimbursements payable in three installments.

     Bonus - Growth Team: Each named portfolio manager is eligible to receive an annual bonus.  The amount available in the bonus pool is based on the management team's assets under  management minus any direct expenses  (expenses  associated with product and investment  management team).  Certain  portfolio  managers may receive  a  guaranteed  quarterly  payment  of a  portion  of their  bonus.  The distribution of the bonus pool to individual  team members is determined  within the discretion of the Manager.

     Bonus - Focus  Growth  Team:  Each named  portfolio  manager is eligible to receive an annual cash bonus,  which is based upon  quantitative and qualitative factors.  Generally of the total  potential  cash  compensation  for a portfolio manager,  50% or more is in the form of a bonus and is  therefore  at risk.  The total  amount  available  for  payment  of  bonuses  is  based  on the  revenues associated  with the products  managed by the Focus  Growth Team.  The amount of this "bonus pool" is  determined by taking a  pre-determined  percentage of such revenues  (minus  appropriate  expenses  associated  with this  product  and the investment management team).

     Various  members of the team have the ability to earn a  percentage  of the bonus pool with the most senior  contributors having the largest share. The pool is allotted based on subjective  factors (50%) and objective  factors (50%). The subjective  portion  of the  pool  is  allocated  to  team  members  within  the discretion  of senior  management.  There is a minimum  guaranteed  fixed payout amount  associated  with this portion of the pool for the years ending  December
31, 2005 and December 31, 2006.

     The  allocation of the  remaining  50% of the pool is based upon  objective factors.  Performance is measured as a result of the team's standing relative to a large cap growth  composite  of a  nationally  recognized  publicly  available database,  for five  successive  calendar  years.  Performance  rankings  are in quartiles as follows: top decile, top quartile,  second quartile, third quartile and bottom quartile.  An average is taken of the five year relative  performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete  payout of the "objective" portion of the bonus pool over the previous five years, there is an  opportunity  to recoup these  amounts if the  multiplier  is in excess of
100%, in the discretion of senior management.

     Individual   allocations   of  the  bonus  pool  are  based  on  individual
performance measurements, both objective and subjective, as determined by senior management.

     In addition,  there is a potential one-time value creation payment that may be allocated on or about  December 31, 2009 to the extent the value added by the team exceeds the relative  value of their  holdings in the Delaware  Investments
U.S. Stock Option Plan. This amount, if any, would be paid out to the team under a deferred compensation  arrangement.  The value creation payment, if any, would be paid out to individual  team members in  proportion to the shares  granted to that team member under the Plan.

     Bonus - Other Equity  Teams:  The bonus pool is  determined by the revenues associated with the products a portfolio  manager  manages.  The Manager keeps a percentage  of the  revenues and the  remaining  percentage  of revenues  (minus appropriate  direct  expenses  associated  with this product and the  investment management  team) create the "bonus pool" for a product.  Various members of the team have the  ability  to earn a  percentage  of the  bonus  pool with the most senior  contributors  having the largest  share.  The pool is allotted  based on subjective  factors (50%) and objective  factors  (50%).  The primary  objective factor is the  performance of the funds managed  relative to the  performance of the  appropriate  Lipper peer groups.  Performance  is measured as the result of one's  standing in the Lipper peer groups on a one-year  and  three-year  basis.
Three-year  performance is weighted more heavily and there is no objective award for a fund that falls below the 50th  percentile for a given time period.  There is a sliding scale for performance achievements above the 50th percentile.

     Bonus - Fixed Income Teams:  Each portfolio  manager is eligible to receive an annual cash bonus,  which is based on quantitative  and qualitative  factors.
The amount of the pool for bonus  payments is first  determined by  mathematical equation based on assets,  management fees and direct  expenses,  including fund waiver expenses,  for registered  investment  companies,  pooled  vehicles,  and managed  separate  accounts.  Generally,  80% of  the  bonus  is  quantitatively determined. For investment companies, each manager is compensated according to a
Portfolio's  Lipper peer group  percentile  ranking on a one-year and three-year basis.  For managed  separate  accounts the portfolio  managers are  compensated according to the composite percentile ranking in consultant databases.  There is no objective  award for a fund that falls below the 50th  percentile for a given time period.  There is a sliding scale for investment  companies that are ranked above the 50th percentile.  The managed separate accounts are compared to Callan and other databases.  The remaining 20% portion of the bonus is discretionary as determined by the Manager and takes into account subjective factors.

     Deferred  Compensation:   Each  named  portfolio  manager  is  eligible  to
participate in the Lincoln National Corporation  Executive Deferred Compensation
Plan,  which is available  to all  employees  whose income  exceeds a designated threshold.  The Plan is a non-qualified unfunded deferred compensation plan that permits participating  employees to defer the receipt of a portion of their cash compensation.

     Stock Option Incentive  Plan/Equity  Compensation Plan:  Portfolio managers may be awarded options to purchase common shares of Delaware  Investments  U.S.,
Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan
(non-statutory or "non-qualified" stock options). In addition,  certain managers may be awarded  restricted  stock units,  or "performance  shares",  in Lincoln.
Delaware Investments U.S., Inc., is an indirect,  wholly owned subsidiary of DMH and, therefore, of Lincoln.

     The Delaware  Investments  U.S.,  Inc. Stock Option Plan was established in
2001 in order to provide certain investment personnel of the Manager with a more direct means of participating  in the growth of the Manager.  Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after  issuance.  Options are awarded  from time to time by the  Manager  in its  full  discretion.  Option  awards  may be based in part on seniority. The fair market value of the shares is normally determined as of each
June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the  shareholder  may put them back to the issuer or the shares may be called back from the shareholder.

     There is a contractual minimum number of options available for distribution to Focus Growth Team members for the years 2005-2009.

     Portfolio managers who do not participate in the Delaware Investments U.S.,
Inc.  Stock  Option Plan are  eligible to  participate  in  Lincoln's  Long-Term
Incentive Plan,  which is designed to provide a long-term  incentive to officers of  Lincoln.  Under the plan,  a  specified  number of  performance  shares  are allocated  to each unit and are awarded to  participants  in the  discretion  of their managers in accordance with  recommended  targets related to the number of employees  in a unit that may  receive  an award and the  number of shares to be awarded.  The performance  shares have a three year vesting schedule and, at the end of the three years,  the actual  number of shares  distributed  to those who received  awards  may be equal to,  greater  than or less than the amount of the award based on Lincoln's  achievement of certain performance goals relative to a pre-determined peer group.

     Other  Compensation:  Portfolio  managers may also  participate  in benefit plans and programs available generally to all employees.

Ownership of Securities - The Manager
     As of October 31, 2005, none of the portfolio  managers owned shares of the
Portfolios that they manage.

II. Portfolio Managers - Mondrian

     The following information was provided by Mondrian,  the sub-advisor to The
Emerging Markets Portfolio, The Global Fixed Income Portfolio, The International
Equity Portfolio,  The International Fixed Income Portfolio and The Labor Select
International Equity Portfolio.

A.   Other Accounts Managed.

                                                                                           $M Assets of
Named Portfolio Manager                                          # Performance Based   Performance Based Fee
                                      # Accounts   $ Assets (M)      Fee Accounts            Accounts
Robert Akester
    Registered Investment Companies          8           $2,847              0                 $0
    Other Pooled Investment                  0               $0              0                 $0
     Vehicles
    Other Accounts                           8           $1,564              0                 $0
Fiona A. Barwick
    Registered Investment Companies         11           $3,367              0                 $0
    Other Pooled Investment                  0               $0              0                 $0
     Vehicles
    Other Accounts                           9           $2,729              0                 $0
Joanna Bates
    Registered Investment Companies          7             $683              0                 $0
    Other Pooled Investment                  0               $0              0                 $0
     Vehicles
    Other Accounts                          12           $1,219              0                 $0
Nigel Bliss
    Registered Investment Companies          2             $753              0                 $0
    Other Pooled Investment                  1             $286              0                 $0
     Vehicles
    Other Accounts                           8           $1,602              0                 $0
Elizabeth A. Desmond
    Registered Investment Companies         13           $4,646              0                 $0
    Other Pooled Investment                  1           $1,991              0                 $0
     Vehicles
    Other Accounts                          18           $7,275              0                 $0
Clive Gillmore
    Registered Investment Companies          9           $6,112              0                 $0
    Other Pooled Investment                  1           $1,470              0                 $0
     Vehicles
    Other Accounts                          21           $3,634              0                 $0
John Kirk
    Registered Investment Companies          5             $518              0                 $0
    Other Pooled Investment                  0               $0              0                 $0
     Vehicles
    Other Accounts                          16           $2,346              1               $134
Emma R. E. Lewis
    Registered Investment Companies          9           $5,032              0                 $0
    Other Pooled Investment                  0               $0              0                 $0
     Vehicles
    Other Accounts                           3             $873              0                 $0
Nigel G. May
    Registered Investment Companies          7           $3,751              0                 $0
    Other Pooled Investment                  2               $2              0                 $0
     Vehicles
    Other Accounts                          20           $6,735              1               $359
Christopher A. Moth
    Registered Investment Companies          2             $350              0                 $0
    Other Pooled Investment                  3             $122              0                 $0
     Vehicles
    Other Accounts                          15           $3,335              0                 $0
David G. Tilles
    Registered Investment Companies          *                *              *                  *
    Other Pooled Investment                  *                *              *                  *
     Vehicles
    Other Accounts                           *                *              *                  *

* As Managing Director & Chief Investment  Officer,  David G. Tilles has overall responsibility for all accounts.

Description of Potential Material Conflicts of Interest - Mondrian

     Mondrian  acts solely as an  investment  manager and does not engage in any other business  activities.  The following is a list of some potential conflicts of  interest  that can  arise in the  course  of  normal  investment  management business activities together with a summary of Mondrian's policy in that area:

     1. Dealing in  investments  as Principal and the Provision of Seed Capital.
     Mondrian  generally  does  not  trade  for its own  account.  However,  two
     Mondrian  affiliates  have provided the seed capital to certain  investment vehicles that have been  established by Mondrian group  entities.  Mondrian serves as the investment manager to these investment vehicles.

     2.  Dealing  in  investments  as agent  for more than one  party.  Mondrian addresses  the  potential  conflicts  of  interest  that arise where a firm manages  multiple  client  portfolios  through  the  operation  of  dealing policies  designed  to ensure the fair and equal  treatment  of all clients
     e.g. the allocation of aggregated trades among clients.

     3. Allocation of Investment Opportunities.  Mondrian's policy requires that investment  opportunities should be allocated among clients in an equitable manner. For equity portfolios  Mondrian makes stock selection  decisions at committee level.  Those stocks  identified as investment  opportunities are added to Mondrian's list of approved stocks ("Stock List"). Portfolios will hold only those stocks contained in the Stock List, and portfolios governed by the same or a similar  mandate will be  structured  similarly  (that is, will  hold  the  same or  comparable  stocks),  and  will  exhibit  similar
     characteristics.   For  bond  portfolios   investment  decisions  are  also
     committee based, and all bond portfolios  governed by the same or a similar mandate are  structured  in the same way.  Sale and purchase  opportunities identified  at regular  investment  meetings  will be applied to portfolios across  the  board,  subject  to  the  requirements  of  individual  client mandates. Clients with performance-based fees shall be allocated investment
     opportunities   in  the   same   way  as   clients   whose   fees  are  not
     performance-based.

     4.  Allocation of Aggregated  Trades.  Mondrian's  policy requires that all allocations  must be fair  between  clients  and, to be  reasonable  in the interests of clients,  will  generally be made in proportion to the size of the original orders placed.  However where such  allocation  would create a material  adverse  effect  on a  client  an  adjustment  may be made to the allocation.  Where such  adjustment is considered  appropriate,  Mondrian's normal  policy  will be to  adopt a random  method  of  allocation  between clients achieved through an automated process.  Such allocations should not conflict  with any  instructions  a client  may  have  issued,  or with any limitations placed on the degree of discretion the Portfolio Manager has to act on behalf of the client.

     5.  Soft  Dollar  Arrangements.  Mondrian  does not  have  any soft  dollar arrangements in place with brokers.

     6. Dual  Agency/Cross  Trade.  Dual Agency  (also  known as Cross  Trading)
     concerns  those  transactions  where Mondrian may act as agent for both the buyer  and  seller.  Mondrian  may from  time to time act as agent for both parties with respect to transactions in investments.  If Mondrian  proposes to act in such  capacity  the  Portfolio  Manager  will  first:  (a) obtain approval from the Chief  Compliance  Officer;  and (b) inform the client of the capacity in which Mondrian is acting.

     7. Transacting client trades with an affiliated  broker.  Mondrian does not currently have any affiliated brokers.  Please note that Mondrian has filed a  broker/dealer  application  with  the NASD  for an  affiliated  company,
     Mondrian  Distributors (U.S.), Inc. Once licensed,  this broker/dealer will only be used to facilitate the sale of certain  Mondrian  group  investment funds. No transactions for client  portfolios will be executed through this entity.

     8. Fees. Mondrian charges fees as proportion of assets under management. In a very limited number of situations,  in addition to this fee basis,  these accounts also include a performance  fee basis.  The potential  conflict of interest  arising from these fee  arrangements  is addressed by  Mondrian's procedure for the allocation of aggregated trades among clients. Investment opportunities are allocated totally  independently of fee arrangements (see
     4. above).

     9. Employee Personal Dealings. Mondrian has arrangements in place to ensure that none of its directors,  officers or employees  effects any transaction
     on  their  own  account  which  conflicts  with  client  interests.   These
     individuals  are also  prohibited  from procuring any other person to enter into such a transaction  (except in the proper course of their employment).
     For the  purposes of  clarity,  this will  include,  but is not limited to, anyone  connected with that  individual by reason of a domestic or business relationship (other than as arises solely because that person is a Mondrian client) such that the individual has influence over that person's judgement as to how to invest his  property or exercise  any rights  attaching to his
     Investments.  Mondrian's  rules which govern  personal  account dealing and general ethical standards are set out in the Mondrian  Investment  Partners
     Code of Ethics.

     10.  Gifts and  Hospitality  (received).  In the normal  course of business
     Mondrian  employees  may receive gifts and  hospitality  from third parties
     e.g.  brokers and other  service  providers.  Mondrian  has a policy  which requires that all gifts and hospitality  received are reported to the Chief
     Compliance Officer (any items in excess of(pound)100 require pre-approval).

     11.  Gifts and  Hospitality  (given).  In the  normal  course  of  business
     Mondrian employees may provide gifts and hospitality to third parties.  Any such expenditure in excess of(pound)200 requires the approval of Mondrian's
     Managing Director and is reported to the Chief Compliance Officer.

     12.  Compensation.  Mondrian's  compensation  arrangements  are designed to attract and retain high calibre staff. The compensation  structure does not provide  incentives  for any member staff to favour any client (or group of clients).  Incentives (Bonus and Equity Programs) focus on the key areas of research quality,  long-term and short-term performance,  teamwork,  client service and marketing. At Mondrian, the investment management of particular portfolios is not "star manager"  based but uses a team system.  This means that Mondrian's  investment  professionals are primarily  assessed on their contribution  to the team's  effort and  results,  though with an important element  of  their  assessment  being  focused  on  the  quality  of  their individual research contribution.

     Mondrian's  Compliance  Monitoring Program incorporates periodic reviews of areas where the above listed conflicts of interest might arise.  Compliance with
Mondrian's  policies and procedures is monitored using exception  reporting,  as well as regular  review,  testing and evaluation of the  appropriateness  of the procedures.

     Any apparent  violations of the above  procedures will be investigated  and reported  to the  Chief  Compliance  Officer,  who  will  determine  any  action necessary.

     Any  material  findings  would be  reported  to senior  management  and the
Mondrian  Compliance  Committee (a  sub-committee  of the Company's  Board) and, where required, any relevant Regulator.

Compensation - Mondrian

     Mondrian  has the  following  programs  in place to retain  key  investment staff:

     Competitive  Salary.  All investment  professionals  are remunerated with a competitive base salary.

     Profit Sharing Bonus Pool. All Mondrian staff, including portfolio managers and senior officers,  qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

     Equity Ownership.  Mondrian is majority management owned. A high proportion of senior Mondrian staff (investment  professionals and other support functions)
are shareholders in the business.

     Incentives  (Bonus and Equity  Programs) focus on the key areas of research quality,  long-term and  short-term  performance,  teamwork,  client service and marketing. As an individual's ability to influence these factors depends on that individual's  position  and  seniority  within the firm,  so the  allocation  of participation in these programs will reflect this.

     At Mondrian,  the  investment  management of  particular  portfolios is not
"star  manager"  based  but  uses a team  system.  This  means  that  Mondrian's investment  professionals  are primarily  assessed on their  contribution to the team's effort and results,  though with an important element of their assessment being focused on the quality of their individual research contribution.

     Compensation  Committee.  In  determining  the amount of bonuses and equity awarded,  Mondrian's Board of Directors consults with the company's Compensation
Committee,  who will make recommendations based on a number of factors including investment research,  organization  management,  team work, client servicing and marketing.

     Defined  Contribution  Pension Plan. All portfolio  managers are members of the Mondrian  defined  contribution  pension plan where  Mondrian pays a regular monthly contribution and the member may pay additional  voluntary  contributions if they wish. The Plan is governed by Trustees who have  responsibility  for the trust fund and payments of benefits to members.  In addition,  the Plan provides death  benefits for death in service and a spouse's or  dependant's  pension may also be payable.

Ownership of Securities -- Modrian

     As of January 31, 2006, none of the portfolio  managers owned shares of the
Portfolios they manage.

                        TRADING PRACTICES AND BROKERAGE

     The Manager or Mondrian,  as the case may be,  selects  brokers/dealers  to execute  transactions  on  behalf of a  Portfolio  for the  purchase  or sale of portfolio  securities  on  the  basis  of its  judgment  of  their  professional capability  to provide the  service.  The  primary  consideration  in  selecting broker/dealers is to seek those  brokers/dealers  who provide best execution for the Portfolios.  Best execution refers to many factors, including the price paid or  received  for  a  security,  the  commission  charged,  the  promptness  and reliability of execution,  the  confidentiality and placement accorded the order and other factors  affecting the overall benefit  obtained by the account on the transaction.  A number of trades are made on a net basis where securities either are  purchased  directly  from the  dealer or are sold to the  dealer.  In these instances,  there is no direct  commission  charged  but there is a spread  (the difference  between  the  buy and  sell  price)  which  is the  equivalent  of a commission.  When a commission is paid, the Manager or Mondrian pays  reasonably competitive brokerage commission rates based upon the professional  knowledge of its trading  department  as to rates paid and  charged for similar  transactions throughout  the  securities  industry.  In some  instances,  a Portfolio  pays a minimal share transaction cost when the transaction presents no difficulty.

     During  the  fiscal  years  ended  October  31,  2003,  2004 and 2005,  the aggregate  dollar amount of brokerage  commissions paid by each Portfolio was as follows:

                                                        2005       2004       2003
The Large-Cap Growth Equity Portfolio(1)                 N/A        N/A        N/A
The Large-Cap Value Equity Portfolio                 $17,961    $50,192    $84,882
The Mid-Cap Growth Equity Portfolio                  $41,000    $53,954    $22,803
The International Equity Portfolio                  $989,614   $771,258   $280,537
The Global Fixed Income Portfolio                        N/A        N/A        N/A
The Labor Select International Equity Portfolio     $257,055   $253,861   $158,535
The Real Estate Investment Trust Portfolio          $503,130   $603,226   $720,247
The Emerging Markets Portfolio                    $2,074,880   $577,556   $751,668
The Small-Cap Growth Equity Portfolio               $238,442   $249,170   $158,127
The Focus Smid-Cap Growth Equity Portfolio(2)         $6,972     $7,769        N/A
The Smid-Cap Growth Equity Portfolio(3)               $6,675        N/A        N/A
The Real Estate Investment Trust Portfolio II        $57,485    $64,327    $83,216
The Intermediate Fixed Income Portfolio               $1,003     $2,627     $1,906
The High-Yield Bond Portfolio                            $66        $51        N/A
The Core Plus Fixed Income Portfolio                  $3,394     $1,832     $1,873
The Core Focus Fixed Income Portfolio(4)                 $87        N/A        N/A
The International Fixed Income Portfolio                 N/A        N/A        N/A
The All-Cap Growth Equity Portfolio                  $40,529    $19,510    $28,563

(1)  Commenced operations on November 1, 2005.
(2)  Commenced operations on December 1, 2003.
(3)  Commenced operations on December 1, 2004.
(4)  Commenced operations on July 1, 2004.

     The  Manager  or  Mondrian  may  allocate  out of all  commission  business generated by all of the Portfolios and accounts under its respective management, brokerage  business  to brokers or dealers who provide  brokerage  and  research services. These services include advice, either directly or through publications or writings,  as to the value of securities,  the  advisability of investing in, purchasing  or  selling  securities,  and  the  availability  of  securities  or purchasers  or  sellers  of  securities;  furnishing  of  analyses  and  reports concerning issuers, securities or industries;  providing information on economic factors and trends;  assisting  in  determining  portfolio  strategy;  providing computer  software  and  hardware  used  in  security  analyses;  and  providing portfolio  performance  evaluation and technical market analyses.  Such services are used by the Manager or Mondrian in connection with its respective investment decision-making  process  with  respect to one or more  Portfolios  and accounts managed by it, and may not be used,  or used  exclusively,  with  respect to the
Portfolio or account generating the brokerage.

     Securities  transactions for The Large-Cap Value Equity,  The International
Equity, The Labor Select International  Equity, The Emerging Markets, The Global
Fixed Income,  The International  Fixed Income, The Small-Cap Growth Equity, The
Focus  Smid-Cap  Growth  Equity,  The Smid-Cap  Growth  Equity,  The Real Estate
Investment  Trust, The All-Cap Growth Equity,  The Core Focus Fixed Income,  The
Intermediate  Fixed Income,  The Large-Cap  Growth  Equity,  The Core Plus Fixed
Income and The High-Yield  Bond  Portfolios  may be effected in foreign  markets which may not allow  negotiation  of commissions or where it is customary to pay fixed rates.

     As provided under the Securities Exchange Act of 1934, as amended, and each
Portfolio's Investment Management  Agreements,  higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers  who do not provide such services if such higher  commissions are deemed  reasonable  in  relation  to the  value of the  brokerage  and  research services  provided.  Although  transactions are directed to  broker/dealers  who provide such brokerage and research  services may result in higher  commissions, the Manager  and  Mondrian  believe  that such  commissions  are  reasonable  in relation to the value of the brokerage and research services  provided.  In some instances,  services may be provided to the Manager or Mondrian which constitute in some part brokerage and research  services used by the Manager or Mondrian in connection with their investment  decision-making process and constitute in some part services used by them in connection with  administrative or other functions not related to their  investment  decision-making  process.  In such cases,  the
Manager or Mondrian will make a good faith  allocation of brokerage and research services and will pay out of their own  resources  for services  used by them in
connection  with   administrative  or  other  functions  not  related  to  their investment decision-making process.

     During the fiscal year ended October 31, 2005,  portfolio  transactions  of the  following  Portfolios in the amounts  listed below,  resulting in brokerage commissions in the amounts listed below,  were directed to brokers for brokerage and research services provided:

                                                   Portfolio       Brokerage
                                                 Transactions     Commissions
                                                    Amounts         Amounts

The Large-Cap Growth Equity Portfolio(1)              N/A             N/A
The Large-Cap Value Equity Portfolio               $4,718,674       $5,539
The Mid-Cap Growth Equity Portfolio               $13,716,159       $19,824
The International Equity Portfolio                     $0             $0
The Globeal Fixed Income Portfolio                     $0             $0
The Labor Select International Equity Portfolio        $0             $0
The Real Estate Investment Trust Portfolio        $195,565,853     $259,459
The Emerging Markets Portfolio                    $46,856,308       $85,975
The Small-Cap Growth Equity Portfolio              $1,349,574       $3,026
The Focus Smid-Cap Growth Equity Portfolio         $1,115,931       $1,951
The Smid-Cap Growth Equity Portfolio(2)           $22,615,169       $30,151
The Real Estate Investment Trust Portfolio II         N/A             N/A
The Intermediate Fixed Income Portfolio               N/A             N/A
The High-Yield Bond Portfolio                         N/A             N/A
The Core Plus Fixed Income Portfolio                  N/A             N/A
The Core Focus Fixed Income Portfolio                 N/A             N/A
The International Fixed Income Portfolio              N/A             N/A
The All-Cap Growth Equity Portfolio               $13,914,105       $18,364

(1)  Commenced operations on November 1, 2005.
(2)  Commenced operations on December 1, 2004.

     As of October  31,  2005,  the  Portfolios  held the  following  amounts of securities of their regular  broker/dealers,  as defined in Rule 10b-1 under the
1940 Act, or such broker/dealers' parents:

----------------------- ------------------------ -----------------------------
Fund                    Regular Broker/Dealer               Value
----------------------- ------------------------ -----------------------------

----------------------- ------------------------ -----------------------------
The Large-Cap Value     Bank of America          $399,346
 Equity Portfolio       JP Morgan Chase          $265,014
                        Merrill Lynch            $267,085
                        Morgan Stanley           $332,285

----------------------- ------------------------ -----------------------------
The Mid-Cap Growth      Lehman Brothers          $252,826
 Equity Portfolio
----------------------- ------------------------ -----------------------------

     The Manager or Mondrian may place a combined order for two or more accounts or funds  engaged in the purchase or sale of the same  security may be placed if the  judgment  is made that  joint  execution  is in the best  interest  of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed  equitable to each account or fund. When a combined order is executed in a series of  transactions  at different  prices, each  account  participating  in the order may be  allocated  an  average  price obtained  from the  executing  broker.  It is  believed  that the ability of the accounts to participate in volume  transactions  will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could  adversely  affect the price or volume of the security that a particular  account or fund may obtain,  it is the opinion of the Manager or Mondrian and the Trust's  Board of Trustees  that the  advantages of combined orders outweigh the possible disadvantages of separate transactions.

     Consistent  with  National  Association  of Securities  Dealers,  Inc. (the
"NASD") rules, and subject to seeking best execution,  orders may be placed with broker/dealers  that have agreed to defray certain Portfolio  expenses,  such as custodian fees.

     In 2005, the Portfolios were given the authority to begin  participation in a commission  recapture  program.  Under the program and subject to seeking best execution (as described in the first paragraph in this section),  the Portfolios may  direct  certain  security  trades to  brokers  who have  agreed to rebate a portion of the related brokerage  commission to the Portfolios in cash. Any such commission  rebates  will be  included  in realized  gain on  securities  in the appropriate  financial  statements of the Fund.  The Manager and its  affiliates have  previously  and may in the future act as an  investment  advisor to mutual funds or separate  accounts  affiliated with the administrator of the commission recapture program described above. In addition,  affiliates of the administrator act as consultants in helping  institutional  clients choose investment advisors and may also participate in other types of businesses and provide other services in the investment management industry.

                                  CAPITAL STOCK

Capitalization
     The Trust has a present unlimited authorized number of shares of beneficial interest with no par value, issued in separate portfolios.  All shares are, when issued in  accordance  with the Trust's  prospectuses,  registration  statement, governing instruments and applicable law, fully paid and non-assessable.  Shares do not have  pre-emptive  rights.  While all shares have equal voting  rights on matters  affecting the Trust, each Portfolio would vote separately on any matter which affects only that  Portfolio.  Shares of each Portfolio have a priority in that Portfolios'  assets,  and in gains on and income from the portfolio of that
Portfolio.

     Each class of The Real  Estate  Investment  Trust  Portfolio  represents  a proportionate  interest  in the assets of the  Portfolio,  and each has the same voting and other rights and  preferences  as the other classes of the Portfolio, except that  shares of the  Institutional  Class and The Real Estate  Investment
Trust  Portfolio  Class may not vote on any matter that affects the  Portfolio's
Distribution   Plans  under  Rule  12b-1.   Similarly,   as  a  general  matter,
shareholders  of Class A  Shares,  Class B  Shares,  Class C Shares  and Class R
Shares of The Real Estate  Investment  Trust  Portfolio may vote only on matters affecting  the Rule  12b-1 Plan that  relates  to the class of shares  that they hold.  However,  Class B Shares may vote on any proposal to increase  materially the fees to be paid by the Portfolio under the Rule 12b-1 Plan relating to Class
A Shares.  General  Expenses of the  Portfolio  will be  allocated on a pro-rata basis to the classes  according to asset size, except that expenses of the Plans of Class A Shares,  Class B Shares,  Class C Shares  and Class R Shares  will be allocated solely to those classes.

     Effective  December 24, 1997,  the name of The Fixed Income  Portfolio  was changed to The Intermediate Fixed Income Portfolio and the name of The Defensive
Equity Portfolio was changed to The Large-Cap Value Equity Portfolio.  Effective
October 7, 1998, the name of The Aggressive  Growth Portfolio was changed to The
Mid-Cap Growth Equity  Portfolio.  Effective  December 15, 2005, the name of The
Small-Cap  Growth Equity II Portfolio was changed to The Focus  Smid-Cap  Growth
Equity Portfolio.

Non-cumulative Voting
     The Trust's shares have non-cumulative  voting rights, which means that the holders of more than 50% of the shares of the Trust  voting for the  election of
Trustees can elect all the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

                                PURCHASING SHARES

General Information
     The Trust  reserves  the right to suspend  sales of Portfolio  shares,  and reject any order for the purchase of a  Portfolio's  shares if in the opinion of management such rejection is in a Portfolio's best interest.

     For  purchases  of shares in The  Emerging  Markets  Portfolio,  a purchase reimbursement fee of 0.75% of the dollar amount invested is generally charged to investors  and  paid to the  Portfolio  to help  defray  expenses  of  investing purchase  proceeds.  In lieu of paying that fee,  an  investor  in The  Emerging
Markets Portfolio may elect, subject to agreement by the Portfolio, to invest by a contribution  of in-kind  securities or may follow another  procedure that has the same economic  impact on the Portfolio and its  shareholders,  in which case the purchase  reimbursement  fee will not apply.  Investors  should refer to the related  Prospectus  for  more  details  on  purchase  reimbursement  fees.  See
"Determining Offering Price and Net Asset Value" below.

     The minimum  initial  investment  for a  shareholder  is  $1,000,000 in the aggregate across all Portfolios of the Trust,  except for the Delaware REIT Fund as discussed  below.  There are no minimums for  subsequent  contributions  in a
Portfolio where the aggregate minimum initial  investment for the Trust has been satisfied.  (See the applicable  Prospectus for special purchase  procedures and requirements  that may be  applicable to  prospective  investors in The Emerging
Markets Portfolio and The International  Equity  Portfolio.) At such time as the
Trust receives  appropriate  regulatory  approvals to do so in the future, under certain  circumstances,  the Trust may, at its sole  discretion,  allow eligible investors  who  have an  existing  investment  counseling  relationship  with an affiliate of the Manager to make investments in the Portfolios by a contribution of securities in-kind to such Portfolios.

     Certificates  representing  shares  purchased  are not  ordinarily  issued.
Certificates were previously  issued for Class A and Institutional  Class Shares of The Real Estate Investment Trust Portfolio.  However, purchases not involving the issuance of  certificates  are confirmed to the investor and credited to the shareholder's  account  on the books  maintained  on behalf  of the  Trust.  The investor  will have the same rights of ownership  with respect to such shares as if  certificates  had been  issued.  An investor  will be  permitted to obtain a certificate for the Delaware REIT Fund in certain limited circumstances that are approved by an  appropriate  officer of the Trust.  No charge is assessed by the
Trust  for any  certificate  issued.  The  Portfolios  do not  intend  to  issue replacement  certificates  for lost or stolen  certificates,  except in  certain limited  circumstances that are approved by an appropriate officer of the Trust.
In those circumstances,  a shareholder may be subject to fees for replacement of a lost or stolen certificate,  under certain  conditions,  including the cost of obtaining a bond  covering the lost or stolen  certificate.  Please  contact the
Trust for further information.  Investors who hold certificates representing any of their shares may only redeem those shares by written request.  The investor's certificate(s) must accompany such request.

Purchases of Delaware REIT Fund
     The minimum initial  investment  generally is $1,000 for Delaware REIT Fund
Class  A,  Class B and  Class C  Shares  of The  Real  Estate  Investment  Trust
Portfolio.  Subsequent  purchases  of such  Class A,  Class B and Class C Shares generally must be at least $100. The initial and subsequent  investment minimums for Class A Shares will be waived for purchases by officers, directors, Trustees and  employees  of any  Delaware  Investments  Fund,  the  Manager or any of the
Manager's  affiliates if the purchases are made pursuant to a payroll  deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform
Transfers  to Minors Act and shares  purchased in  connection  with an Automatic
Investing Plan are subject to a minimum  initial  purchase of $250 and a minimum subsequent purchase of $25. There are no minimum purchase requirements for Class
R and the  Institutional  Class, but certain  eligibility  requirements  must be satisfied.

     Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less
than  $1,000,000.   See  "Investment  Plans"  below  for  purchase   limitations
applicable to  retirement  plans.  The Trust will reject any purchase  order for more than  $100,000 of Class B Shares and  $1,000,000 or more of Class C Shares.
An investor may exceed these limitations by making  cumulative  purchases over a period of time.  In doing so, an  investor  should keep in mind,  however,  that reduced front-end sales charges apply to investments of $50,000 or more in Class
A Shares,  and that Class A Shares are  subject to lower  annual Rule 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

     Selling dealers are responsible for transmitting orders promptly. The Trust reserves the right to reject any order for the purchase of its shares if, in the opinion of  management,  such  rejection  is in the  Delaware  REIT  Fund's best interest.  If a purchase is canceled because your check is returned unpaid,  you are responsible for any loss incurred.  The Delaware REIT Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making  future  purchases in any of the  Delaware  Investments  Funds.  The
Delaware  REIT  Fund  reserves  the  right to  reject  purchase  orders  paid by third-party checks or checks that are not drawn on a domestic branch of a United
States  financial  institution.   If  a  check  drawn  on  a  foreign  financial
institution  is  accepted,  you may be subject to  additional  bank  charges for clearance and currency conversion.

     The  Delaware  REIT Fund also  reserves  the right,  following  shareholder notification,  to charge a service fee on  non-retirement  accounts  that,  as a result of redemption, have remained below the minimum stated account balance for a period of three or more  consecutive  months.  Holders of such accounts may be notified of their insufficient  account balance and advised that they have until the end of the current  calendar  quarter to raise  their  balance to the stated
minimum.  If the account has not reached the minimum balance requirement by that time,  the  Portfolio  may charge a $9 fee for that quarter and each  subsequent calendar  quarter  until the account is brought up to the minimum  balance.  The service  fee will be  deducted  from the  account  during the first week of each calendar quarter for the previous  quarter,  and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

     The  Delaware  REIT Fund also  reserves  the right,  upon 60 days'  written notice,  to involuntarily  redeem accounts that remain under the minimum initial purchase  amount as a result of  redemptions.  An  investor  making the  minimum initial  investment  may  be  subject  to  involuntary  redemption  without  the imposition  of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

     The NASD has adopted amendments to its rules relating to investment company sales  charges.  The Trust and the  Distributor  intend to operate in compliance with these rules.

     Class A Shares are purchased at the offering price which reflects a maximum front-end  sales charge of 5.75%;  however,  lower front-end sales charges apply for larger  purchases.  See the table in the  Prospectus  for the Delaware  REIT
Fund's  Class  A, B, C and R  Shares  (collectively,  the  "Delaware  REIT  Fund
Classes").  Class A Shares are also  subject to annual Rule 12b-1 Plan  expenses for the life of the investment.

     Class B Shares are purchased at NAV and are subject to a CDSC of: (i) 4.00%
if shares are  redeemed  within one year of  purchase;  (ii) 3.25% if shares are redeemed  during the second year following  purchase;  (iii) 2.75% if shares are redeemed  during the third  year  following  purchase;  (iv) 2.25% if shares are redeemed during the fourth and fifth years following purchase;  and (v) 1.50% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual Rule 12b-1 Plan  expenses  which are higher than those to which  Class A Shares are subject and are  assessed  against  Class B Shares for approximately eight years after purchase.  See "Automatic  Conversion of Class B
Shares" below.

     Class C Shares  are  purchased  at NAV and are  subject  to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual Rule 12b-1 Plan expenses for the life of the investment  which are equal to those to which Class B Shares are subject.

     Class R Shares are purchased at the NAV per share without the imposition of a front-end or contingent  deferred sales charge.  Class R Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

     Institutional  Class Shares are  purchased at the NAV per share without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 Plan expenses.  See "Plans Under Rule 12b-1" and "Determining  Offering Price and Net
Asset Value" below.

     The Delaware  REIT Fund's Class A Shares,  Class B Shares,  Class C Shares,
Class R Shares and Institutional Class Shares represent a proportionate interest in The Real  Estate  Investment  Trust  Portfolio's  assets  and will  receive a proportionate  interest in that Portfolio's income,  before  application,  as to
Class A,  Class B,  Class C and  Class R  Shares,  of any  expenses  under  that
Portfolio's Rule 12b-1 Plans.

     Alternative Purchase Arrangements: The alternative purchase arrangements of the Delaware REIT Fund Class A Shares,  Class B Shares and Class C Shares permit investors to choose the method of  purchasing  shares that is most  suitable for their needs given the amount of their  purchase,  the length of time they expect to  hold  their  shares  and  other  relevant  circumstances.  Investors  should determine whether, given their particular circumstances, it is more advantageous to purchase  Class A Shares and incur a front-end  sales  charge and annual Rule
12b-1 Plan  expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares,  or to purchase either Class B or Class C Shares and have the entire  initial  purchase  amount  invested in the Portfolio with the investment thereafter subject to a CDSC and annual Rule 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are  redeemed  within six years of purchase, and Class C Shares are  subject to a CDSC if the shares are  redeemed  within 12 months of  purchase.  Class B and Class C Shares are each subject to annual Rule
12b-1 Plan expenses of up to a maximum of 1.00% (0.25% of which are service fees to be paid to the Distributor,  dealers or others for providing personal service and/or  maintaining  shareholder  accounts)  of average  daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter,  be subject to annual Rule 12b-1 Plan  expenses of up to a maximum of 0.30% of average daily net assets of such shares.  Unlike Class B Shares, Class C Shares do not convert to another Class.

     The higher  Rule 12b-1 Plan  expenses  on Class B Shares and Class C Shares will be  offset to the  extent a return  is  realized  on the  additional  money initially  invested upon the purchase of such shares.  However,  there can be no assurance  as to the return,  if any,  that will be realized on such  additional money.  In addition,  the effect of any return earned on such  additional  money will  diminish  over  time.  In  comparing  Class B Shares  to  Class C  Shares, investors  should  also  consider  the  duration  of the annual  Rule 12b-1 Plan expenses  to which each of the  classes is subject  and the  desirability  of an automatic conversion feature, which is available only for Class B Shares.

     Class R Shares  have no  front-end  sales  charge and are not  subject to a
CDSC, but incur annual Rule 12b-1 expenses of up to a maximum of 0.60%.  Class A
Shares  generally are not available for purchase by anyone qualified to purchase
Class R Shares.

     In comparing Class B Shares and Class C Shares to Class R Shares, investors should  consider the higher Rule 12b-1 Plan expenses on Class B Shares and Class
C Shares.  Investors  also should  consider  the fact that Class R Shares do not have a front-end sales charge and, unlike Class B Shares and Class C Shares, are not subject to a CDSC. In comparing Class B Shares to Class R Shares,  investors should also  consider  the  duration  of the annual Rule 12b-1 Plan  expenses to which  each of the  class  is  subject  and  the  desirability  of an  automatic conversation feature to Class A Shares (with lower annual Rule 12b-1 Plan fees), which is available  only for Class B Shares and does not subject the investor to a CDSC.

     For the  distribution  and related  services  provided to, and the expenses borne on behalf of, the Delaware REIT Fund Classes,  the  Distributor and others will be paid, in the case of Class A Shares,  from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees, in the case of Class B Shares and Class C
Shares,  from the proceeds of the 12b-1 Plan fees and, if  applicable,  the CDSC incurred upon redemption,  and in the case of Class R Shares,  from the proceeds
of  the  Rule  12b-1  Plan  fees.   Financial  advisors  may  receive  different
compensation  for  selling  Class A Shares,  Class B Shares,  Class C Shares and
Class R Shares. Investors should understand that the purpose and function of the respective  Rule  12b-1  Plans  (including  for  Class R  Shares)  and the CDSCs applicable  to Class B Shares  and  Class C Shares  are the same as those of the
Rule 12b-1 Plan and the front-end  sales charge  applicable to Class A Shares in that  such  fees  and  charges  are  used to  finance  the  distribution  of the respective Classes. See "Plans Under Rule 12b-1."

     Dividends,  if  any,  paid  on the  Delaware  REIT  Fund  Classes  will  be calculated in the same manner,  at the same time and on the same day and will be in the same  amount,  except  that the  additional  amount  of Rule  12b-1  Plan expenses  relating to Class B Shares,  Class C Shares and Class R Shares will be borne exclusively by such shares. See "Determining  Offering Price and Net Asset
Value."

     Class A Shares:  Purchases of $50,000 or more of Delaware REIT Fund Class A
Shares at the offering price carry reduced  front-end  sales charges as shown in the table in the Delaware REIT Fund Classes Prospectus, and may include a series of purchases  over a 13-month  period under a Letter of Intention  signed by the purchaser.  See  "Special  Purchase  Features  - Class A Shares"  below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

     From  time  to  time,  upon  written  notice  to all of  its  dealers,  the
Distributor may hold special  promotions for specified  periods during which the
Distributor may re-allow to dealers up to the full amount of the front-end sales charge.  The  Distributor  should be contacted for further  information on these requirements  as well as the basis and  circumstances  upon which the additional commission will be paid.  Participating dealers may be deemed to have additional responsibilities  under the securities laws.  Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

     Dealer's  Commission:  As  described  in the  Delaware  REIT Fund  Classes'
Prospectus,  for initial  purchases of Class A Shares of  $1,000,000  or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

     For  accounts  with assets over $1 million,  the dealer  commission  resets annually to the highest  incremental  commission  rate on the anniversary of the first  purchase.  In  determining  a  financial  advisor's  eligibility  for the dealer's  commission,  purchases of Class A Shares of other Delaware Investments
Funds as to which a Limited CDSC applies (see "Contingent  Deferred Sales Charge for Certain  Redemptions  of Class A Shares  purchased at Net Asset Value" under
"Redemption  and  Exchange")  may be aggregated  with those of the Delaware REIT
Fund Class A Shares.  Financial  advisors  also may be  eligible  for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's  Right of Accumulation.  Financial  advisors should contact the  Distributor  concerning the  applicability  and  calculation of the dealer's commission in the case of combined purchases.

     An  exchange  from other  Delaware  Investments  Funds will not qualify for payment of the  dealer's  commission,  unless a dealer's  commission  or similar payment has not been previously paid on the assets being exchanged. The schedule and  program  for payment of the  dealer's  commission  are subject to change or termination at any time by the Distributor at its discretion.

     Contingent Deferred Sales Charge - Class B Shares and Class C Shares: Class
B Shares and Class C Shares of the Delaware  REIT Fund are  purchased  without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above,  and Class C Shares  redeemed within  12 months  of  purchase  may be  subject  to a CDSC of 1.00%.  CDSCs are charged as a percentage  of the dollar  amount  subject to the CDSC.  The charge will be  assessed  on an  amount  equal to the  lesser of the NAV at the time of purchase of the shares being  redeemed or the NAV of those shares at the time of redemption.  No CDSC will be  imposed  on  increases  in NAV  above the  initial purchase  price,  nor will a CDSC be assessed on redemptions of shares  acquired through reinvestment of dividends or capital gains  distributions.  For purposes of this formula,  the "NAV at the time of purchase"  will be the NAV at purchase of Class B Shares or Class C Shares of the  Delaware  REIT  Fund,  even if those shares are later exchanged for shares of another Delaware  Investments  Fund. In the event of an exchange  of the shares,  the "NAV of such shares at the time of redemption"  will be the NAV of the shares that were  acquired in the  exchange.
The Delaware REIT Fund Classes' Prospectus includes information on the instances in which the CDSC is waived.

     During the seventh year after  purchase and,  thereafter,  until  converted automatically  into Class A Shares,  Class B Shares will still be subject to the annual Rule 12b-1 Plan  expenses  of up to 1.00% of average  daily net assets of those shares.  At the end of eight years after purchase,  the investor's Class B
Shares will be automatically converted into Class A Shares of the Portfolio. See
"Automatic  Conversion of Class B Shares" below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual Rule 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

     In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed  that  shares held for more than six years are  redeemed  first,
followed  by  shares   acquired   through  the   reinvestment  of  dividends  or
distributions,  and finally by shares held longest  during the six-year  period.
With  respect to Class C Shares,  it will be assumed  that  shares held for more than 12 months are  redeemed  first  followed  by shares  acquired  through  the reinvestment  of dividends or  distributions,  and finally by shares held for 12 months or less.

     Deferred Sales Charge  Alternative - Class B Shares:  Class B Shares may be
purchased  at NAV without a front-end  sales  charge and, as a result,  the full amount of an investor's  purchase payment will be invested in Portfolio  shares.
The  Distributor  currently  compensates  dealers or brokers for selling Class B
Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount  purchased.  In addition,  from time to time,  upon written  notice  to  all  of its  dealers,  the  Distributor  may  hold  special promotions for specified periods during which the Distributor may pay additional compensation  to dealers or brokers  for  selling  Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual Rule
12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

     Proceeds  from the CDSC and the annual Rule 12b-1 Plan fees are paid to the
Distributor  and others for providing  distribution  and related  services,  and bearing related expenses,  in connection with the sale of Class B Shares.  These payments support the compensation paid to dealers or brokers for selling Class B
Shares. Payments to the Distributor and others under the Class B Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually. The combination of the
CDSC and the  proceeds  of the Rule 12b-1 Plan fees  makes it  possible  for the
Portfolio to sell Class B Shares without  deducting a front-end  sales charge at the time of purchase.

     Holders of Class B Shares who  exercise the  exchange  privilege  described below  will  continue  to be  subject  to the CDSC  schedule  for Class B Shares described  in this Part B, even after the  exchange.  Such CDSC  schedule may be higher  than the CDSC  schedule  for Class B Shares  acquired as a result of the exchange. See "Redemption and Exchange" below.

     Automatic Conversion of Class B Shares: Class B Shares of the Delaware REIT
Fund,  other than shares acquired  through  reinvestment of dividends,  held for eight years after  purchase are eligible for automatic  conversion  into Class A
Shares.  Conversions  of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June,
September and December (each, a "Conversion  Date").  If the eighth  anniversary after a purchase of Class B Shares falls on a  Conversion  Date,  an  investor's
Class B Shares will be converted on that date. If the eighth  anniversary occurs between  Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such  anniversary.  Consequently,  if a shareholder's eighth  anniversary  falls on the day after a Conversion  Date, that shareholder will have to hold Class B Shares for as long as three  additional  months  after the eighth anniversary of purchase before the shares will automatically  convert into Class A Shares.

     Class B Shares of the Delaware REIT Fund acquired through a reinvestment of dividends will convert to Class A Shares of the Delaware REIT Fund pro-rata with
Class B Shares not acquired through dividend reinvestment.

     All such automatic  conversions of Class B Shares will constitute  tax-free exchanges for federal income tax purposes.

     Level Sales Charge  Alternative:  Class C Shares of the Delaware  REIT Fund
may be purchased at NAV without a front-end  sales charge and, as a result,  the full amount of the investor's  purchase payment will be invested in Fund shares.
The  Distributor  currently  compensates  dealers or brokers for selling Class C
Shares at the time of purchase from its own assets in an amount equal to no more than 1.00% of the dollar amount  purchased.  As discussed below,  Class C Shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

     Proceeds  from the CDSC and the annual Rule 12b-1 Plan fees are paid to the
Distributor  and others for providing  distribution  and related  services,  and bearing related expenses,  in connection with the sale of Class C Shares.  These payments support the compensation paid to dealers or brokers for selling Class C
Shares. Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

     Holders of Class C Shares who  exercise the  exchange  privilege  described below will continue to be subject to the CDSC  schedule for Class C Shares.  See
"Redemption and Exchange" below.

     Plans  under Rule 12b-1:  Pursuant  to Rule 12b-1  under the 1940 Act,  the
Trust has  adopted a separate  plan for each of the Class A Shares,  the Class B
Shares,  the Class C Shares  and the Class R Shares of  Delaware  REIT Fund (the
"Plans").   Each  Plan  permits  the  relevant  Portfolio  to  pay  for  certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies. The Plans do not apply to the Institutional
Class or Portfolio Class Shares. Such shares are not included in calculating the
Plans'  fees  and the  Plans  are not used to  assist  in the  distribution  and marketing  of shares  of the  Institutional  Class or  Portfolio  Class  Shares.
Shareholders of the Institutional  Class and Portfolio Class Shares may not vote on matters affecting the Plans.

     The Plans  permit each of the  Delaware  REIT Fund  Classes,  pursuant to a
Distribution Agreement, to pay out of the assets of the applicable class monthly fees to the  Distributor  for its  services  and  expenses in  distributing  and promoting  sales of shares of such class.  These expenses  include,  among other
things,  preparing  and  distributing   advertisements,   sales  literature  and
prospectuses  and  reports  used for  sales  purposes,  compensating  sales  and marketing personnel,  and paying distribution and maintenance fees to securities brokers,  dealers and others who enter into agreements with the Distributor.  In connection  with the promotion of shares of the Delaware REIT Fund Classes,  the
Distributor  may,  from time to time,  pay to  participate  in  dealer-sponsored seminars  and  conferences,  and  reimburse  dealers  for  expenses  incurred in
connection  with  pre-approved  seminars,   conferences  and  advertising.   The
Distributor  may pay or allow  additional  promotional  incentives to dealers as part of pre-approved  sales contests and/or to deales who provide extra training and information concerning a Class and increase sales of the Class.

     In addition,  the  Portfolio may make payments out of the assets of Class A
Shares,  Class B Shares,  Class C Shares  and Class R Shares  directly  to other unaffiliated  parties,  such as banks,  who  either aid in the  distribution  of shares of, or provide services to, such classes.  The Plan expenses  relating to
Class B  Shares,  Class C Shares  and  Class R Shares  are also  used to pay the
Distributor  for advancing out of the  Distributor's  own assets the  commission costs to dealers with respect to the initial sale of such shares.

     The maximum  aggregate  fee payable by the  Delaware  REIT Fund of The Real
Estate Investment Trust Portfolio under the Plans, and the related  Distribution
Agreements,  is on an annual basis up to 0.30% of Class A Shares'  average daily net  assets  for the year of Class A  Shares,  up to 1.00%  (0.25%  of which are service  fees to be paid to the  Distributor,  dealers and others for  providing personal  service and/or  maintaining  shareholder  accounts) of each of Class B
Shares'  and Class C Shares'  average  daily net  assets  for the year and up to
0.60% of Class R Shares'  average  daily net  assets for the year.  The  Trust's
Board of Trustees  may reduce the amounts  payable  under each Plan at any time.
Pursuant to Board action, the maximum aggregate fee currently payable by Class A
Shares is 0.25%.

     While payments  pursuant to the Plans may not exceed the foregoing  amounts with respect to the Delaware REIT Fund  Classes,  the Plans do not limit fees to amounts actually expended by the Distributor.  It is therefore possible that the
Distributor  may  realize  a  profit  in  any  particular  year.  However,   the
Distributor  currently expects that its distribution  expenses will likely equal or exceed payments to it under the Plans.  The Distributor may,  however,  incur such additional  expenses and make  additional  payments to dealers from its own resources  to  promote  the  distribution  of shares of the  Delaware  REIT Fund
Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Trust's Independent Trustees,  who may reduce the fees or terminate the Plans at any time.

     All of the distribution  and service  expenses  incurred by the Distributor and others,  such as  broker/dealers,  in excess of the amount paid on behalf of
Class A Shares, Class B Shares, Class C Shares and Class R Shares would be borne by such persons without any reimbursement from such Classes. Consistent with the requirements  of Rule  12b-1(h)  under the 1940 Act, and subject to seeking best price and  execution,  the Classes may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

     From time to time, the Distributor may pay additional  amounts from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

     The Plans and the  Distribution  Agreements have been approved by the Board of Trustees of the Trust,  including a majority of the Independent  Trustees who have no direct or indirect  financial  interest in the Plans or the Distribution
Agreements,  by vote cast in person at a meeting  duly called for the purpose of voting  on the  Plans  and such  Agreements.  Continuation  of the Plans and the
Distribution  Agreements,  as amended, must be approved annually by the Board of
Trustees in the same manner, as specified below.

     Each year, the Board of Trustees must determine whether continuation of the
Plans is in the best interest of  shareholders of the Delaware REIT Fund Classes and that there is a reasonable  likelihood  of each Plan  providing a benefit to its respective Class. The Plans and the Distribution  Agreement, as amended, may be  terminated  at any time  without  penalty by a majority  of the  Independent
Trustees who have no direct or indirect  financial  interest in the Plans or the
Distribution  Agreements,  or by a  majority  vote  of  the  outstanding  voting securities  of the relevant  Class.  Any  amendment  materially  increasing  the maximum  percentage  payable  under the Plans must  likewise  be  approved  by a majority vote of the  outstanding  voting  securities of the relevant  Class, as well as by a majority  vote of the  Independent  Trustees  who have no direct or indirect  financial  interest  in the  Plans or  Distribution  Agreements.  With respect to the Class A Plan,  any  material  increase in the maximum  percentage payable thereunder must also be approved by a majority of the outstanding voting securities  of the Class B Shares.  Also,  any other  material  amendment to the
Plans must be approved by a majority  vote of the Trustees  including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans or  Distribution  Agreements.  In addition,  in order for the Plans to remain effective,  the selection and nomination of Independent  Trustees must be effected by the Trustees who are themselves Independent Trustees and who have no direct or indirect financial  interest in the Plans or Distribution  Agreements.
Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

     For the fiscal year ended October 31, 2005, the payments from Delaware REIT
Fund Class A, Class B, Class C and Class R Shares,  pursuant to their respective
Rule 12b-1  Plans,  amounted to  $1,349,782,  $826,221,  $751,330  and  $17,988, respectively. Such amounts were used for the following purposes:

                                  Delaware     Delaware    Delaware    Delaware
                                 REIT Fund    REIT Fund   REIT Fund   REIT Fund
                                  A Class      B Class     C Class     R Class
Advertising                          -            -           -           -
Annual/Semi-Annual Reports           -         $1,429       $1,325      $214
Broker Trails                    $1,349,782   $205,944     $540,115    $15,011
Broker Sales Charges                 -        $469,829     $92,346        -
Dealer Service Expenses              -            -           -           -
Interest on Broker Sales Charges     -         $79,849     $15,636        -
Commissions to Wholesalers           -            -         $5,573        -
Promotional-Broker Meetings          -            -           -           -
Promotional-Other                    -         $2,246       $1,988       $2
Prospectus Printing (to other        -         $1,675       $1,541      $211
 than current shareholders)
Telephone                            -            -           -           -
Wholesaler Expenses                  -         $65,249     $92,806     $2,550
Other                                -            -           -           -

     Other Payments to Dealers - Delaware REIT Fund Classes:  From time to time, at the  discretion  of the  Distributor,  all  registered  broker/dealers  whose aggregate  sales of shares of the  Delaware  REIT Fund  Classes  exceed  certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales.  The  Distributor may also provide additional  promotional incentives or payments to dealers that sell shares of the Delaware Investments Funds. In some instances, these incentives or payments may be offered only to certain  dealers who maintain,  have sold or may sell certain  amounts of shares.  The  Distributor may also pay a portion of the expense of  pre-approved  dealer  advertisements  promoting the sale of Delaware
Investments Fund shares.

     Buying Class A Shares at Net Asset Value:  The Delaware  REIT Fund Classes'
Prospectus  sets forth the  categories  of investors  who may  purchase  Class A
Shares at NAV.  This section  provides  additional  information  regarding  this privilege.  The Fund must be  notified  in advance  that a trade  qualifies  for purchase at NAV.

     As  disclosed  in the  Prospectus,  certain  retirement  plans that contain certain  legacy  retirement  assets may make purchases of Class A shares at NAV.
The requirements are as follows:

     o The purchase must be made by a group  retirement plan (excluding  defined benefit  plans)  (a)  that  purchased  Class A shares  prior to a  recordkeeping transition  period  from  August  2004 to  October  2004 and (b)  where the plan participants  records were maintained on Retirement  Financial Services,  Inc.'s
("RFS")  proprietary  recordkeeping  system,  provided  that the plan (i) has in excess of  $500,000 of plan  assets  invested in Class A Shares of the  Delaware
Investments Funds and any stable value account available to investment  advisory clients of the Manager or its  affiliates;  or (ii) is  sponsored by an employer that has at any point after May 1, 1997 had more than 100  employees  while such plan has held Class A Shares of a Delaware  Investments  Fund and such  employer has properly  represented to, and received written confirmation back from RFS in writing that it has the  requisite  number of employees.  See "Group  Investment
Plans" below for information regarding the applicability of the Limited CDSC.

     o The purchase must be made by any group retirement plan (excluding defined benefit  pension plans) that purchased Class A shares prior to an August 2004 to
October 2004  recordkeeping  transition  period and purchased  shares  through a retirement  plan  alliance  program,  provided  that RFS was the  sponsor of the alliance  program or had a product  participation  agreement with the sponsor of the alliance program.

     As disclosed in the Delaware REIT Fund Classes'  Prospectus  certain legacy bank  sponsored  retirement  plans may make  purchases of Class A shares at NAV.
These  purchases may be made by bank sponsored  retirement  plans that held, but are no longer eligible to purchase, Institutional Class Shares or interests in a collective trust as a result of a change in distribution arrangements.

     Allied  Plans:  Class A Shares of the Delaware  REIT Fund are available for purchase by participants in certain 401(k) Defined  Contribution  Plans ("Allied
Plans") which are made  available  under a joint venture  agreement  between the
Distributor and another  institution through which mutual funds are marketed and which allow  investments  in Class A Shares of designated  Delaware  Investments
Funds  ("eligible  Delaware  Investments  fund  shares"),  as well as  shares of designated  classes of non-Delaware  Investments  Funds ("eligible  non-Delaware
Investments  fund  shares").  Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

     With respect to purchases made in connection with an Allied Plan, the value of eligible  Delaware  Investments and eligible  non-Delaware  Investments  fund shares  held by the Allied Plan may be  combined  with the dollar  amount of new purchases  by that Allied  Plan to obtain a reduced  front-end  sales  charge on additional purchases of eligible Delaware Investments fund shares. See "Combined
Purchases Privilege" below.

     Participants  in Allied Plans may  exchange  all or part of their  eligible
Delaware  Investments fund shares for other eligible  Delaware  Investments fund shares or for  eligible  non-Delaware  Investments  fund  shares at NAV  without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware  Investments,  which were not subject to a front end sales charge,  will be subject to the applicable  sales charge if exchanged for eligible Delaware  Investments fund shares to which a sales charge applies.  No sales charge will apply if the eligible fund shares were previously acquired  through the  exchange of eligible  shares on which a sales  charge was already  paid or through  the  reinvestment  of  dividends.  See  "Investing  by
Exchange" below.

     A dealer's  commission  may be payable on  purchases  of eligible  Delaware
Investments  fund  shares  under an Allied  Plan.  In  determining  a  financial advisor's  eligibility  for a dealer's  commission  on NAV purchases of eligible
Delaware   Investments   fund  shares  in  connection  with  Allied  Plans,  all
participant holdings in the Allied Plan will be aggregated. See "Class A Shares"
above.

     The Limited CDSC is applicable  to  redemptions  of NAV  purchases  from an
Allied Plan on which a dealer's commission has been paid. Waivers of the Limited
CDSC,  as described  in the Delaware  REIT Fund  Classes'  Prospectus,  apply to redemptions  by  participants  in Allied  Plans  except in the case of exchanges between eligible Delaware Investments and non-Delaware  Investments fund shares.
When  eligible  Delaware  Investments  fund shares are  exchanged  into eligible non-Delaware  Investments  fund shares,  the Limited CDSC will be imposed at the time of the exchange,  unless the joint  venture  agreement  specifies  that the amount of the  Limited  CDSC will be paid by the  financial  advisor  or selling dealer. See "Contingent Deferred Sales Charge for Certain Redemptions of Class A
Shares Purchased at Net Asset Value" under "Redemption and Exchange" below.

     Letter of Intention:  The reduced  front-end sales charges  described above with respect to Class A Shares of the Delaware REIT Fund are also  applicable to the  aggregate  amount  of  purchases  made  by any  such  purchaser  previously enumerated  within a 13-month  period  pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the  signer or the Trust,  which  provides  for the  holding in escrow by the
Transfer  Agent,  of 5% of the  total  amount of Class A Shares  intended  to be purchased until such purchase is completed  within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the  Letter  is  signed.  The  13-month  period  begins  on the date of the earliest purchase. If the intended investment is not completed,  except as noted
below,  the  purchaser  will be asked to pay an amount  equal to the  difference between the  front-end  sales charge on Class A Shares  purchased at the reduced rate and the  front-end  sales charge  otherwise  applicable to the total shares purchased.  If such payment is not made within 20 days  following the expiration of the 13-month period,  the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference.  Those purchasers may include the value (at offering  price at the level  designated in their Letter of  Intention)  of all Classes of shares of the Delaware  REIT Fund and of other Delaware  Investments Funds previously  purchased and still held as of the date of their Letter of Intention  toward the  completion of such Letter, except as described below.  Those purchasers  cannot include shares that did not carry a front-end  sales  charge,  CDSC or Limited  CDSC,  unless the  purchaser acquired those shares through an exchange from a Delaware  Investments Fund that did carry a front-end sales charge, CDSC or Limited CDSC.

     Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced  front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention  will be determined and accepted by the Transfer Agent at the point of plan  establishment.  The level and any  reduction in front-end  sales charge will be based on actual plan  participation  and the  projected  investments  in
Delaware  Investments Funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period.  The Transfer Agent reserves the right to adjust the signed Letter of Intention  based on this  acceptance  criteria.  The
13-month  period will begin on the date this Letter of  Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not  fulfilled  within the  13-month  period,  the plan  level will be  adjusted
(without completing another Letter of Intention) and the employer will be billed for the  difference in front-end  sales charges due,  based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level  designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end  sales  charge,  CDSC or
Limited  CDSC of any class.  Class B Shares and Class C Shares of the  Portfolio and other Delaware Investments Funds which offer corresponding classes of shares may also be aggregated for this purpose.

     Combined  Purchases  Privilege:  When you determine the availability of the reduced front-end sales charges on Class A Shares of the Delaware REIT Fund, you can include,  subject to the exceptions described below, the total amount of any
Class  of  shares  you own of the  Delaware  REIT  Fund and all  other  Delaware
Investments Funds. In addition,  if you are an investment advisory client of the
Manager's  affiliates,  you may include assets held in a stable value account in the total amount.  However,  you cannot  include  mutual fund shares that do not carry a front-end sales charge,  CDSC or Limited CDSC, unless you acquired those shares  through an exchange  from a Delaware  Investments  Fund that did carry a front-end sales charge, CDSC or Limited CDSC.

     The  privilege  also  extends  to all  purchases  made  at one  time  by an individual; or an individual,  his or her spouse and their children under 21; or
a trustee or other  fiduciary  of trust  estates or  fiduciary  accounts for the benefit of such family members (including certain employee benefit programs).

     Right of  Accumulation:  When you determine the availability of the reduced front-end  sales  charges  on Class A Shares,  you can  include,  subject to the exceptions  described  below, the total amount of any Class of shares you own of the Delaware REIT Fund and all other Delaware  Investments Funds.  However,  you cannot  include  mutual fund shares that do not carry a front-end  sales charge,
CDSC or Limited CDSC, unless you acquire those shares through an exchange from a
Delaware  Investments  Fund that did carry a  front-end  sales  charge,  CDSC or
Limited CDSC. If, for example,  any such purchaser has previously  purchased and still holds Class A Shares and/or  shares of any other of the classes  described in the  previous  sentence  with a value of $10,000 and  subsequently  purchases
$40,000 at offering  price of  additional  shares of Class A Shares,  the charge applicable to the $10,000  purchase would currently be 4.75%. For the purpose of this  calculation,  the  shares  presently  held  shall be valued at the  public offering  price  that  would  have  been in  effect  were the  shares  purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares in the Delaware  REIT Fund Classes'  Prospectus
to determine the  applicability of the Right of Accumulation to their particular circumstances.

     12-Month  Reinvestment  Privilege:  Holders  of Class A Shares  and Class B
Shares of the Delaware REIT Fund (and of the Institutional  Class holding shares which  were  acquired  through  an  exchange  from  one  of the  other  Delaware
Investments  Funds offered with a front-end sales charge) who redeem such shares have one  year  from the date of  redemption  to  reinvest  all or part of their redemption  proceeds in the same Class of the Delaware  REIT Fund or in the same
Class of any of the other  Delaware  Investments  Funds.  In the case of Class A
Shares,  the  reinvestment  will not be assessed a front-end sales charge and in the case of Class B Shares,  the  amount of the CDSC  previously  charged on the redemption  will be  reimbursed by the  Distributor.  The  reinvestment  will be subject to applicable  eligibility and minimum purchase requirements and must be in states  where  shares of such  other  funds  may be sold.  This  reinvestment privilege  does not extend to Class A Shares where the  redemption of the shares triggered the payment of a Limited CDSC. Persons investing  redemption  proceeds from direct  investments in the Delaware  Investments  Funds,  offered without a front-end sales charge will be required to pay the applicable  sales charge when purchasing  Class A Shares.  The  reinvestment  privilege  does not  extend to a redemption of Class C Shares.

     Any such  reinvestment  cannot  exceed the  redemption  proceeds  (plus any amount necessary to purchase a full share). The reinvestment will be made at the
NAV next  determined  after  receipt of the  remittance.  In the case of Class B
Shares,  the time that the  previous  investment  was held will be  included  in determining  any applicable  CDSC due upon  redemptions as well as the automatic conversion into Class A Shares.

     A  redemption  and  reinvestment  of Class B Shares  could have  income tax consequences.  Shareholders  will receive from the Distributor the amount of the
CDSC paid at the time of redemption as part of the reinvested shares,  which may be  treated  as a  capital  gain  to the  shareholder  for tax  purposes.  It is recommended that a tax advisor be consulted with respect to such transactions.

     Any  reinvestment  directed  to a  Delaware  Investments  Fund in which the investor  does not then have an account will be treated  like all other  initial purchases of such Fund's  shares.  Consequently,  an investor  should obtain and read  carefully the  prospectus for the fund in which the investment is intended to be made before  investing or sending  money.  The  prospectus  contains  more complete information about the fund, including charges and expenses.

     Investors  should consult their  financial  advisors or the Transfer Agent, which also serves as the Delaware REIT Fund's shareholder servicing agent, about the  applicability  of the Class A Limited CDSC in connection  with the features described above.

     Group  Investment  Plans:  Group Investment Plans which are not eligible to purchase  shares of the  Institutional  Class may also  benefit from the reduced front-end  sales  charges for  investments  in Class A Shares  described  in the
Delaware REIT Fund Classes' Prospectus, based on total plan assets. If a company has more than one plan  investing in the Delaware  Investments  Funds,  then the total amount  invested in all plans would be used in determining  the applicable
front-end  sales  charge   reduction  upon  each  purchase,   both  initial  and
subsequent,  upon notification to the Delaware REIT Fund in which the investment is being made at the time of each such purchase. Employees participating in such
Group  Investment  Plans may also  combine  the  investments  made in their plan account when  determining the applicable  front-end sales charge on purchases to non-retirement  Delaware  Investments  investment accounts if they so notify the
Delaware REIT Fund in which they are investing in connection with each purchase.
See "Retirement  Plans" under  "Investments  Plans" below for information  about retirement plans.

     The  Limited  CDSC  is  generally  applicable  to  any  redemptions  of NAV purchases  made  on  behalf  of a group  retirement  plan  on  which a  dealer's commission  has  been  paid  only  if such  redemption  is  made  pursuant  to a withdrawal of the entire plan from a Delaware  Investments Fund. See "Contingent
Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net
Asset Value" under "Redemption and Exchange." Notwithstanding the foregoing, the
Limited  CDSC for Class A Shares on which a  dealer's  commission  has been paid will  be  waived  in  connection  with  redemptions  by  certain  group  defined contribution  retirement  plans that purchase  shares through a retirement  plan alliance  program which requires that shares will be available at NAV,  provided that,  RFS  either  was the  sponsor  of the  alliance  program or had a product participation  agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

     Availability of Class R Shares: Class R Shares generally are available only
to:  (i)  qualified  and  non-qualified  plan  shareholders   covering  multiple
employees  (including 401(k),  401(a),  457, and non-custodial  403(b) plans, as well as other  non-qualified  deferred  compensation  plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware's  retirement  recordkeeping  system that are offering R Class Shares to participants.

     Availability  of  Institutional  Class:  The  Institutional  Class  of  the
Delaware REIT Fund is generally  available for purchase only by: (i)  retirement plans  introduced  by persons not  associated  with  brokers or dealers that are primarily  engaged in the retail  securities  business and  rollover  individual retirement  accounts from such plans; (ii) tax-exempt  employee benefit plans of the investment  advisor or its  affiliates  and  securities  dealer firms with a selling agreement with the Distributor; (iii) institutional advisory accounts of the investment  advisor or its affiliates and those having client  relationships with Delaware  Investment  Advisors,  an affiliate of the investment advisor, or its other affiliates and their corporate  sponsors,  as well as subsidiaries and related employee benefit plans and rollover individual  retirement accounts from such  institutional  advisory  accounts;  (iv) a bank, trust company and similar financial  institution,  including mutual funds managed by the Manager investing for its own  account  or for the  account of its trust  customers  for whom such financial  institution is exercising  investment discretion in purchasing shares of the Class,  except where the  investment  is part of a program that  requires payment to the financial  institution  of a Rule 12b-1 Plan fee; (v)  registered investment  advisors  investing  on behalf of  clients  that  consist  solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to  the  advisor  for  investment  purposes,  but  only  if the  advisor  is not affiliated or associated  with a broker or dealer and derives  compensation  for its  services  exclusively  from its clients for such  advisory  services;  (vi)
certain plans qualified under Section 529 of the Internal Revenue Code for which
Delaware Service Company,  Inc., the Distributor,  or the Manager or one or more
of  their  affiliates   provide  record  keeping,   administrative,   investment
management,  marketing, distribution or similar services ("Eligible 529 Plans");
and (vii)  programs  sponsored by financial  intermediaries  where such programs require the purchase of Institutional Class Shares.

                                INVESTMENT PLANS

     The  following  investment  plans  apply  only to the  Delaware  REIT  Fund
Classes.

Reinvestment Plan/Open Account
     Unless otherwise designated by shareholders in writing,  dividends from net investment income and distributions from realized  securities profits or returns of capital, if any, will be automatically reinvested in additional shares of the respective  Class A, B or C Shares in which an investor has an account (based on the  NAV in  effect  on the  reinvestment  date)  and  will be  credited  to the
shareholder's   account  on  that  date.  All  dividends  and  distributions  on
Institutional Class Shares are reinvested in the accounts of the holders of such shares (based on the NAV in effect on the reinvestment  date). A confirmation of each dividend payment from net investment  income will be mailed to shareholders quarterly.  A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the next fiscal year.

     Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and  fractional  shares to their plan  accounts at any time either  through their  investment  dealers or by sending a check to the specific  Class in which shares  are  being  purchased.  Such  purchases,  which  must  meet the  minimum subsequent purchase  requirements set forth in the Prospectuses and this Part B, are made for  Class A Shares  at the  public  offering  price,  and for  Class B
Shares,  Class C Shares,  Institutional  Class  Shares and Class R Shares at the
NAV, at the end of the day of receipt.  A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Funds
     Subject to applicable eligibility and minimum initial purchase requirements and the limitations  set forth below,  holders of the Delaware REIT Fund Classes may automatically  reinvest  dividends and/or  distributions in any of the other
Delaware  Investments  Funds,  including the Delaware REIT Fund, in states where their  shares  may be  sold.  Such  investments  will be at NAV at the  close of business on the reinvestment  date without any front-end sales charge or service fee. The  shareholder  must notify the  Transfer  Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to the Delaware REIT Fund in which the  investor  does not then  have an  account  will be  treated  like all other initial purchases of the Portfolio's  shares.  Consequently,  an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money.  The prospectus  contains more complete information about the fund, including charges and expenses.

     Subject to the following  limitations,  dividends and/or distributions from other Delaware  Investments Funds may be invested in shares of the Delaware REIT
Fund,  provided an account has been  established.  Dividends from Class A Shares may not be  directed  to  Class B  Shares,  Class B Shares  or  Class R  Shares.
Dividends  from Class B Shares may only be  directed to other Class B Shares and dividends  from Class C Shares may only be  directed to other Class C Shares and dividends from Class R Shares may only be directed to other Class R Shares.

     Capital  gains  and/or  dividend  distributions  for  participants  in  the following  retirement plans are automatically  reinvested into the same Delaware
Investments Fund in which their investments are held: SAR/SEP,  SEP/IRA,  SIMPLE
IRA,  SIMPLE 401(k),  Profit Sharing and Money  Purchase  Pension Plans,  401(k)
Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
     If you have an investment in another  Delaware  Investments  Fund,  you may write and authorize an exchange of part or all of your investment into shares of the Delaware  REIT Fund.  If you wish to open an account by  exchange,  call the
Shareholder  Service Center for more  information.  All exchanges are subject to the eligibility and minimum purchase requirements set forth in the Delaware REIT
Fund Classes' Prospectus.  See "Redemption and Exchange" below for more complete information concerning your exchange privileges.

Investing proceeds from Eligible 529 Plans
     The proceeds of a  withdrawal  from an Eligible 529 Plan which are directly reinvested in a substantially  similar class of the Delaware  Investments Family of Funds will qualify for treatment as if such proceeds had been  exchanged from another  Fund  within  the  Delaware  Investments  Family of Funds  rather  than transferred from the Eligible 529 Plan, as described under  "INVESTMENT  PLANS -
Investing by  Exchange."  The  treatment  of your  redemption  proceeds  from an
Eligible  529  Plan  described  in this  paragraph  does  not  apply if you take possession  of the proceeds of the  withdrawal  and  subsequently  reinvest them
(i.e., the transfer is not made directly). Similar benefits may also be extended to  direct  transfers  from  a  substantially  similar  class  of  the  Delaware
Investments Family of Funds into an Eligible 529 Plan.

Investing by Electronic Fund Transfer
     Direct Deposit  Purchase Plan:  Investors may arrange for the Delaware REIT
Fund to accept for investment in Class A Shares,  Class B Shares, Class C Shares
or Class R Shares, through an agent bank,  pre-authorized  government or private recurring  payments.  This method of investment assures the timely credit to the shareholder's account of payments such as social security,  veterans' pension or compensation benefits,  federal salaries,  Railroad Retirement benefits, private payroll  checks,  dividends,  and disability or pension fund  benefits.  It also eliminates the possibility and inconvenience of lost, stolen and delayed checks.

     Automatic  Investing Plan:  Shareholders of Class A Shares,  Class B Shares
and Class C Shares may make automatic  investments by  authorizing,  in advance, monthly or quarterly  payments  directly from their checking account for deposit into their Portfolio account.  This type of investment will be handled in either of the following ways: (i) if the shareholder's bank is a member of the National
Automated  Clearing  House  Association  ("NACHA"),  the amount of the  periodic investment will be  electronically  deducted from his or her checking account by
Electronic Fund Transfer  ("EFT") and such checking account will reflect a debit although  no check is  required  to  initiate  the  transaction;  or (ii) if the shareholder's  bank  is not a  member  of  NACHA,  deductions  will  be  made by
pre-authorized   checks,  known  as  Depository  Transfer  Checks.   Should  the
shareholder's  bank  become  a  member  of  NACHA  in  the  future,  his  or her investments would be handled electronically through EFT.

     This  option is not  available  to  participants  in the  following  plans:
SAR/SEP,  SEP/IRA,  SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase
Pension Plans,  401(k) Defined  Contribution Plans, or 403(b)(7) or 457 Deferred
Compensation Plans.

                                      * * *

     Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial
investments  under the Direct Deposit Purchase Plan and the Automatic  Investing
Plan must be for $250 or more and subsequent  investments  under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete  an  authorization  form.  Either  service can be  discontinued  by the shareholder at any time without penalty by giving written notice.

     Payments  to the  Delaware  REIT Fund from the  federal  government  or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise.
Any such payments are subject to  reclamation  by the federal  government or its agencies.  Similarly,  under  certain  circumstances,  investments  from private sources may be subject to reclamation by the transmitting  bank. In the event of a  reclamation,  the Delaware REIT Fund may liquidate  sufficient  shares from a shareholder's  account to reimburse the government or the private source. In the
event  there  are  insufficient  shares  in  the  shareholder's   account,   the
shareholder is expected to reimburse the Delaware REIT Fund.

Direct Deposit Purchases by Mail
     Shareholders  may authorize a third party,  such as a bank or employer,  to make  investments  directly to their Delaware REIT Fund  accounts.  The Delaware
REIT Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments,  by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the
Trust for proper instructions.

MoneyLine(SM) On Demand
     You or your  investment  dealer may request  purchases  of Class A, B and C
Shares of the Delaware REIT Fund by phone using  MoneyLine(SM)  On Demand.  When you  authorize  the Delaware  REIT Fund to accept such requests from you or your investment  dealer,  funds will be  withdrawn  from (for share  purchases)  your pre-designated bank account.  Your request will be processed the same day if you call prior to 4 p.m.,  Eastern time.  There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

     It may take up to four business days for the  transactions to be completed.
You can initiate this service by completing  an Account  Services  form. If your name and address are not identical to the name and address on your Delaware REIT
Fund account,  you must have your signature  guaranteed.  The Delaware REIT Fund does not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
     Shareholders  can use the  Wealth  Builder  Option to invest in the Class A
Shares,  Class B Shares and C Shares of the Delaware  REIT Fund through  regular liquidations  of shares in their accounts in other Delaware  Investments  Funds.
Shareholders  of the Class A, B and C Shares  may elect to invest in one or more of the other Delaware Investments Funds through the Wealth Builder Option. If in connection  with the election of the Wealth Builder  Option,  you wish to open a new account to receive the automatic investment,  such new account must meet the minimum initial  purchase  requirements  described in the prospectus of the fund that you  select.  All  investments  under  this  option are  exchanges  and are therefore  subject to the same  conditions and  limitations  as other  exchanges noted above.

     Under this automatic  exchange program,  shareholders can authorize regular monthly  investments  (minimum  of $100 per fund) to be  liquidated  from  their account  and  invested  automatically  into other  Delaware  Investments  Funds, subject to the  conditions and  limitations  set forth in the Delaware REIT Fund
Classes'  Prospectus.  The investment will be made on the 20th day of each month
(or, if the fund  selected is not open that day, the next  business  day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment.  No  investment  will be made  for any  month  if the  value  of the shareholder's account is less than the amount specified for investment.

     Periodic  investment  through  the Wealth  Builder  Option  does not insure profits  or  protect  against  losses in a  declining  market.  The price of the
Delaware Investments Fund into which investments are made could fluctuate. Since this program  involves  continuous  investment  regardless  of such  fluctuating value,  investors  selecting this option should consider their financial ability to continue to  participate  in the  program  through  periods of low Fund share prices.  This  program  involves  automatic  exchanges  between two or more Fund accounts  and is  treated  as a  purchase  of  shares  of the  fund  into  which investments  are made through the program.  See  "Redemption and Exchange" below for a brief  summary of the tax  consequences  of  exchanges.  Shareholders  can terminate  their  participation  in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

     This  option is not  available  to  participants  in the  following  plans:
SAR/SEP,  SEP/IRA,  SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase
Pension  Plans and  401(k),  403(b)(7)  or 457 Plans.  This  option  also is not available to shareholders of the Institutional Class.

Asset Planner
     The Funds previously  offered the Asset Planner asset  allocation  service.
This  service is no longer  offered for the Funds.  Please call the  Shareholder
Service  Center  at (800)  523-1918  if you have any  questions  regarding  this service.

Retirement Plans
     An investment  in the Delaware  REIT Fund may be suitable for  tax-deferred retirement  plans,  such as: Profit  Sharing or Money  Purchase  Pension  Plans,
Individual Retirement Accounts ("IRAs"), Roth IRAs, SEP/IRAs,  SAR/SEPs,  401(k)
plans,  403(b)(7) plans, 457 plans, SIMPLE IRAs and SIMPLE 401(k)s. In addition, the  Fund  may be  suitable  for use in  Coverdell  Education  Savings  Accounts
("Coverdell  ESAs").  For further details  concerning  these plans and accounts, including applications,  contact your investment advisor or the Distributor.  To determine  whether the benefits of a tax-sheltered  retirement plan or Coverdell
ESA are available and/or appropriate, you should consult with a tax adviser.

     Class B Shares are  available  only through IRAs,  SIMPLE IRAs,  Roth IRAs,
Coverdell ESAs, SEP/IRAs,  SAR/IRAs, 403(b)(7) plans and 457 Plans. The CDSC may be waived on certain  redemptions of Class B Shares and Class C Shares.  See the
Delaware REIT Fund Classes'  Prospectus for a list of the instances in which the
CDSC is waived.

     Purchases of Class B Shares are subject to a maximum purchase limitation of
$100,000 for retirement plans.  Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans.  The maximum  purchase  limitations apply only to the initial purchase of shares by the retirement plan.

     Minimum investment  limitations  generally applicable to other investors do not apply to  retirement  plans  other than IRAs,  for which  there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected.  Retirement plans may be subject to plan  establishment fees, annual maintenance fees and/or other  administrative or trustee fees. Fees are based upon the number of  participants  in the plan as well as the  services selected.  Additional  information  about fees is  included in  retirement  plan materials.  Fees are quoted upon request.  Annual maintenance fees may be shared by Delaware  Management Trust Company,  the Transfer Agent,  other affiliates of the Manager and others that provide services to such Plans.

     Certain  shareholder  investment  services available to non-retirement plan shareholders  may not be  available to  retirement  plan  shareholders.  Certain retirement  plans may  qualify to  purchase  shares of the  Institutional  Class
Shares.  See  "Availability  of  Institutional  Class Shares"  under above.  For additional information on any of the plans and Delaware Investments'  retirement services, call the Shareholder Service Center telephone number.

     Taxable distributions from retirement plans may be subject to withholding.

                 DETERMINING OFFERING PRICE AND NET ASSET VALUE

The Real Estate  Investment Trust Portfolio Class of The Real Estate  Investment
Trust Portfolio and all other Portfolios
     Orders for purchases and  redemptions of shares of a Portfolio are effected at the NAV of that Portfolio next calculated  after receipt of the order by such
Portfolio,  its agent or certain other  authorized  persons.  See  "Distributor"
under   "Investment   Manager  and  Other  Service   Providers  above  for  more
information." In addition, with respect to The Emerging Markets Portfolio, there is an applicable purchase  reimbursement fee equal to 0.75% of the dollar amount invested.

     A  Portfolio's  NAV is computed at the close of regular  trading on the New
York Stock  Exchange  (the "NYSE"),  which is normally 4 p.m.,  Eastern time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday  throughout the year except days when the following  holidays are observed:  New Year's Day, Martin Luther King, Jr.'s Birthday,  Presidents' Day,
Good  Friday,  Memorial  Day,  Independence  Day,  Labor Day,  Thanksgiving  and
Christmas.  When the NYSE is closed, the Trust will generally be closed, pricing calculations  will not be made and  purchase and  redemption  orders will not be processed.

The Delaware REIT Fund of The Real Estate Investment Trust Portfolio
     Orders for purchases and redemptions of Class A Shares of the Delaware REIT
Fund are  effected  at the  offering  price  next  calculated  by the Fund after receipt of the order by the Fund, its agent or certain other authorized persons.
See "Distributor"  under "Investment Manager and Other Service Providers" above.
Orders for purchases of Class B Shares,  Class C Shares,  Class R Shares and the
Institutional  Class are  effected  at the NAV per share next  calculated  after receipt of the order by the Fund, its agent or certain other authorized persons.
Selling dealers are responsible for transmitting orders promptly.

     The  offering  price for Class A Shares  consists of the NAV per share plus any applicable  front-end sales charges.  Offering price and NAV are computed as of the close of regular trading on the NYSE,  ordinarily,  4 p.m., Eastern time, on days when the NYSE is open for  business.  The NYSE is  scheduled  to be open
Monday  through  Friday  throughout  the year  except  days  when the  following holidays are  observed:  New Year's Day,  Martin  Luther King,  Jr.'s  Birthday,
Presidents'  Day,  Good  Friday,  Memorial  Day,  Independence  Day,  Labor Day,
Thanksgiving and Christmas. When the NYSE is closed, the Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

     Each Class  will bear,  pro-rata,  all of the common  expenses  of The Real
Estate  Investment Trust Portfolio.  The NAVs of all outstanding  shares of each
Class will be computed on a pro-rata basis for each  outstanding  share based on the  proportionate  participation  in the Portfolio  represented by the value of shares of that Class.  All income earned and expenses  incurred by the Portfolio will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class'  percentage in the Portfolio  represented  by the value of shares of such Classes, except that the Class A, Class B, Class C and Class R Shares alone will bear the 12b-1 Plan expenses payable under their  respective  Plans. Due to the  specific  distribution  expenses and other costs that would be allocable to each Class, the dividends paid to each Class of The Real Estate Investment Trust
Portfolio may vary.  However,  the NAV per share of each Class is expected to be equivalent.

                                      * * *

     The NAV per share of each  Portfolio  is  determined  by dividing the total market  value  of  the  Portfolio's  investments  and  other  assets,  less  any liabilities, by the total outstanding shares of the Portfolio. Securities listed on a U.S.  securities  exchange for which market  quotations  are  available are valued at the last quoted  sale price on the day the  valuation  is made.  Price information  on listed  securities is taken from the exchange where the security is primarily  traded.  Securities  listed on a foreign  exchange  are  generally valued at the last quoted  sale price at the close of the  exchange on which the security is primarily  traded or at the last quoted sales price available before the time when net assets are valued.  Unlisted  domestic  equity  securities are valued at the last  sale  price as of the  close of the  NYSE.  Domestic  equity securities traded  over-the-counter and domestic equity securities which are not traded on the  valuation  date are valued at the mean of the bid and asked price or at a price determined to represent fair value.

     U.S.  government  securities  are  priced  at the mean of the bid and asked price. Corporate bonds and other fixed-income securities are generally valued on the basis of prices  provided by a pricing service when such prices are believed to reflect the fair market value of such  securities.  NAV includes  interest on fixed-income  securities,  which is  accrued  daily.  The prices  provided  by a pricing  service are  determined  without  regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments  related to the specific  securities.  Securities not priced in this  manner  are valued at the most  recent  quoted  mean price or,  when stock exchange  valuations  are used,  at the latest  quoted  sale price on the day of valuation.  If there is no such reported sale, the latest quoted mean price will be used.  Securities with remaining  maturities of 60 days or less are valued at amortized  cost, if it  approximates  market value.  In the event that amortized cost does not approximate  market value,  market prices as determined above will be used.

     Exchange-traded  options are valued at the last reported sales price or, if no sales are  reported,  at the mean  between  the last  reported  bid and asked prices. Non-exchange traded options are also valued at the mean between the last reported  bid and asked  prices.  Futures  contracts  are valued at their  daily quoted  settlement  price. The value of other assets and securities for which no
quotations  are  readily  available   (including   restricted   securities)  are
determined in good faith at fair value using methods  determined by the Board of
Trustees, as applicable.

     The  securities in which The  Large-Cap  Value  Equity,  The  International
Equity, The Labor Select International  Equity, The Emerging Markets, The Global
Fixed  Income and The  International  Fixed  Income  Portfolios  (as well as The
Large-Cap Growth Equity,  The Small-Cap Growth Equity, The Focus Smid-Cap Growth
Equity,  The Smid-Cap  Growth  Equity,  The Real Estate  Investment  Trust,  The
All-Cap  Growth  Equity,  The Core Focus Fixed Income,  The  Intermediate  Fixed
Income,  The Core Plus Fixed Income and The High-Yield Bond Portfolios,  each of which  possesses a limited  ability to invest in foreign  securities) may invest from time to time may be listed  primarily on foreign  exchanges  which trade on days when the NYSE is closed (such as holidays or  Saturday).  As a result,  the
NAV of those  Portfolios may be  significantly  affected by such trading on days when shareholders have no access to the Portfolios.

     For  purposes  of  calculating  NAV per share,  all assets and  liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean  between  the bid and ask prices of such  currencies  against  the U.S.
dollar  as  provided  by an  independent  pricing  service  or any  major  bank, including the JPMorgan and Mellon. Forward foreign currency contracts are valued at the mean price of the contract.  Interpolated values will be derived when the settlement date of the contract is on an interim period for which quotations are
not  available.   Foreign  securities  and  the  prices  of  foreign  securities denominated in foreign  currencies are translated into U.S.  dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange.

                             REDEMPTION AND EXCHANGE

The Real Estate  Investment Trust Portfolio Class of The Real Estate  Investment
Trust Portfolio and all other Portfolios
     Each  Portfolio may suspend  redemption  privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted  as  determined  by the SEC; (ii) during any period when an emergency exists  as  defined  by the  rules  of the SEC as a  result  of  which it is not reasonably  practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit.

     No  charge  is  made  by  any  Portfolio  for   redemptions,   except  that
shareholders  that redeem shares of The Emerging Markets Portfolio are generally assessed a redemption reimbursement fee of 0.75%. Payment for shares redeemed or repurchased may be made either in cash or in-kind,  or partly in cash and partly in-kind. If a redemption of shares is made in-kind, the redemption reimbursement fee that is otherwise applicable will not be assessed.  Any portfolio securities paid or  distributed  in-kind  would be  valued  as  described  in  "Determining
Offering  Price and Net Asset  Value"  above.  Subsequent  sales by an  investor receiving  a  distribution  in-kind  could  result in the  payment of  brokerage commissions or other transaction costs.  Payment for shares redeemed  ordinarily will be made within three  business  days, but in no case later than seven days, after receipt of a redemption  request in good order. See "Redemption of Shares"
in the Trust's Prospectuses for more information.  Under certain  circumstances, eligible investors who have an existing investment counseling  relationship with an  affiliate  of the  Manager  will  not be  subject  to  the  Trust's  in-kind redemption  requirements  until  such  time as the  Trust  receives  appropriate regulatory  approvals  to  permit  such  redemptions  for  the  account  of such investors.

     The Trust has  elected  to be  governed  by Rule  18f-1  under the 1940 Act pursuant to which the Trust is obligated to redeem  shares  solely in cash up to the  lesser of  $250,000  or 1% of the NAV of each  Portfolio  during any 90-day period for any one shareholder.

     The value of a  Portfolio's  investments  is  subject  to  changing  market prices.  Redemption  proceeds  may be more or less than the  shareholder's  cost depending  upon  the  market  value  of  the  Portfolio's  securities.  Thus,  a shareholder  redeeming shares of a Portfolio may, if such shareholder is subject to federal income tax,  sustain either a gain or loss,  depending upon the price paid and the price received for such shares.

     Each  Portfolio  also  reserves the right to refuse the purchase side of an exchange  request by any person,  or group if, in the  Manager's  judgment,  the
Portfolio  would  be  unable  to  invest  effectively  in  accordance  with  its investment  objectives and policies, or would otherwise potentially be adversely affected.  A shareholder's  purchase exchanges may be restricted or refused if a
Portfolio  receives or anticipates  simultaneous  orders  affecting  significant portions of the Portfolio's  assets. In particular,  a pattern of exchanges that coincide  with a "market  timing"  strategy may be disruptive to a Portfolio and therefore may be refused.  For more information  about the Portfolios'  policies concerning  "market  timing," see "General  Information"  under  "Redemption and
Exchange  Policies  for the Delaware  REIT Fund Class A Shares,  Class B Shares,
Class C Shares, Class R Shares and Institutional Class Shares of The Real Estate
Investment Trust Portfolio" below.

Small Accounts
     Due to the relatively higher cost of maintaining small accounts,  the Trust reserves  the right to redeem  Portfolio  shares in any of its  accounts  at the then-current  NAV if as a result  of  redemption  or  transfer  a  shareholder's investment in a Portfolio has a value of less than $500,000. However, before the
Trust  redeems  such  shares  and sends the  proceeds  to the  shareholder,  the shareholder  will be  notified  in  writing  that the value of the shares in the account  is less than  $500,000  and will be  allowed  90 days from that date of notice  to make an  additional  investment  to meet the  required  minimum.  Any redemption in an inactive  account  established  with a minimum  investment  may trigger mandatory redemption.

                                      * * *

     The Trust has available certain redemption  privileges,  as described below and in the related  Prospectus.  They are  unavailable  to  shareholders  of The
Emerging Markets Portfolio, The International Equity Portfolio, The Labor Select
International  Equity  Portfolio,  The Global  Fixed  Income  Portfolio  and The
International  Fixed  Income  Portfolio  whose  redemptions  trigger the special in-kind  redemption  procedures.  See the  related  Prospectus.  The  Portfolios reserve the right to suspend or terminate these expedited payment  procedures at any time in the future.

Expedited Telephone Redemptions
     Shareholders  wishing to redeem shares for which certificates have not been issued may call the Trust at (800) 231-8002  prior to 4 p.m.,  Eastern time, and have the proceeds  mailed to them at the record  address.  Checks payable to the shareholder(s)  of record will normally be mailed three  business  days,  but no later than seven days, after receipt of the redemption request.

     In addition,  redemption proceeds can be transferred to your pre-designated bank account by wire or by check by calling the Trust, as described  above.  The
Telephone  Redemption  Option on the  Account  Registration  Form must have been elected  by the  shareholder  and filed  with the Trust  before  the  request is received.  Payment will be made by wire or check to the bank account  designated on the authorization form as follows:

     Payment By Wire:  Request that  Federal  Funds be wired to the bank account designated on the Account  Registration Form.  Redemption proceeds will normally be wired on the next business day following  receipt of the redemption  request.
There  is no  charge  for  this  service.  If  the  proceeds  are  wired  to the shareholder's  account  at a bank which is not a member of the  Federal  Reserve
System,  there  could  be a  delay  in the  crediting  of the  Portfolio  to the shareholder's bank account.

     Payment by Check:  Request a check be mailed to the bank account designated on the Account  Registration Form.  Redemption  proceeds will normally be mailed three  business  days,  but no  later  than  seven  days,  from  the date of the telephone  request.  This  procedure  will take  longer than the Payment by Wire option (1 above)  because  of the  extra  time  necessary  for the  mailing  and clearing of the check after the bank  receives  it. If expedited  payment  under these procedures  could adversely  affect a Portfolio,  the Trust may take up to seven days to pay the shareholder.

     To reduce the risk of attempted  fraudulent use of the telephone redemption procedure,  payment will normally be made only to the bank account designated on the  Account  Registration  Form.  If a  shareholder  wishes to change  the bank account designated for such redemption, a written request in accordance with the instructions set forth in the Prospectus will be required.

Exchange Privilege
     Shares of each Portfolio may be exchanged for shares of any other Portfolio or for the  institutional  classes  of the  other  Delaware  Investments  Funds.
Exchange  requests should be sent to: Delaware Pooled Trust, 2005 Market Street,
Philadelphia, PA 19103-7094 Attn: Client Services.

     Any such exchange will be calculated on the basis of the  respective  NAV's
of  the  shares  involved  and  will  be  subject  to  the  minimum   investment
requirements  noted above.  There is no sales  commission or charge of any kind, except for the special purchase and redemption  reimbursement fees for exchanges involving shares of The Emerging  Markets  Portfolio.  See "Exchange  Privilege"
under  "Shareholder  Services"  in  the  related  Prospectus.  The  shares  of a
Portfolio  into which an exchange is made, if necessary,  must be authorized for sale in the state in which the investor is domiciled. Before making an exchange, a shareholder  should consider the investment  objectives of the Portfolio to be purchased.

     Exchange  requests  may be made  either by mail,  facsimile  message  or by telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Trust for the account of the  shareholder and  the  registration  of the two  accounts  will be  identical.  Requests  for exchanges  received prior to 4 p.m.,  Eastern time,  for the Portfolios  will be processed as of the close of business on the same day.  Requests  received after this time will be  processed on the next  business  day.  Exchanges  may also be subject to  limitations  as to amounts or frequency,  and to other  restrictions established  by the  Board of  Trustees,  as  applicable,  to  assure  that such exchanges do not disadvantage a Portfolio and its  shareholders.  Exchanges into and out of The Emerging Markets Portfolio,  The International  Equity Portfolio,
The Labor  Select  International  Equity  Portfolio,  The  Global  Fixed  Income
Portfolio and The  International  Fixed Income Portfolio shall be subject to the special purchase and redemption procedures identified in sections of the related
Prospectus under "Purchase of Shares" and "Redemption of Shares."

     For federal  income tax  purposes,  an  exchange  between  Portfolios  is a taxable event for shareholders subject to federal income tax, and,  accordingly, a gain or loss may be  realized.  The Trust  reserves  the right to  suspend  or terminate or amend the terms of the  exchange  privilege  upon 60 days'  written notice to client shareholders.

                                      * * *

     Neither the Trust, the Portfolios nor any of the Portfolios'  affiliates is responsible  for any  losses  incurred  in acting  upon  investor  or  telephone instructions for purchase,  redemption or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such transactions,  the Trust will  attempt to ensure  that  reasonable  procedures  are used to confirm  that instructions  communicated  are  genuine  (including  verification  of a form of personal  identification) as if it does not, the Trust or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions.

Redemption  and Exchange  Policies  for the  Delaware  REIT Fund Class A Shares,
Class B Shares, Class C Shares, Class R Shares and Institutional Class Shares of
The Real Estate Investment Trust Portfolio
     General  Information:  You can redeem or exchange  your  Delaware REIT Fund
Class A, Class B, Class C, Class R and Institutional Class Shares in a number of different  ways that are  described  below.  Your  shares  will be  redeemed  or exchanged  at a price  based  on the NAV next  determined  after  the  Portfolio receives your request in good order,  subject,  in the case of a redemption,  to any  applicable  CDSC or Limited  CDSC.  For  example,  redemption  or  exchange requests  received  in good order after the time the  offering  price and NAV of shares are determined  will be processed on the next business day. A shareholder submitting  a redemption  request may indicate  that he or she wishes to receive redemption  proceeds of a specific dollar amount. In the case of such a request, and in the case of  certain  redemptions  from  retirement  plan  accounts,  the
Portfolio  will redeem the number of shares  necessary to deduct the  applicable
CDSC in the case of Class B Shares and Class C Shares,  and, if applicable,  the
Limited  CDSC in the case of Class A Shares  and tender to the  shareholder  the requested  amount,  assuming the  shareholder  holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable  CDSC or  Limited  CDSC.  Redemption  proceeds  will  be  distributed promptly,  as described  below, but not later than seven days after receipt of a redemption request.

     Except as noted below, for a redemption  request to be in "good order," you must provide your account number, account registration,  and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the  Delaware  Investments  Fund in which you want to invest the proceeds.  Exchange  instructions and redemption  requests must be signed by the record  owner(s)  exactly as the shares are  registered.  You may  request a redemption  or an exchange by calling the  Shareholder  Service  Center at (800)
523-1918. The Trust may suspend,  terminate,  or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

     In addition to redemption of Portfolio shares,  the Distributor,  acting as agent of the Portfolios,  will repurchase  Portfolio shares from  broker/dealers acting on behalf of shareholders.  The redemption or repurchase price, which may be more or less than a shareholder's  cost, is the NAV per share next determined after receipt of the request in good order by a Portfolio, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and  effective  at the time  the  offering  price  and NAV are  determined.  See
"Determining  Offering  Price  and Net  Asset  Value."  The  Portfolios  and the
Distributor  end their  business  days at 5 p.m.,  Eastern  time.  This offer is discretionary  and may be completely  withdrawn  without  further  notice by the
Distributor.

     Orders for the  repurchase  of Portfolio  shares which are submitted to the
Distributor  prior to the close of its  business day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the  repurchase  order was received by the  broker/dealer  from the  shareholder prior to the time the  offering  price and NAV are  determined  on such day. The selling dealer has the responsibility of transmitting  orders to the Distributor promptly.  Such repurchase is then settled as an ordinary  transaction  with the broker/dealer  (who may  make a  charge  to the  shareholder  for this  service)
delivering the shares repurchased.

     Payment for shares  redeemed  will  ordinarily  be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in  good  order  by  a  Portfolio  or  certain  other  authorized  persons  (see
"Distributor"  under "Investment  Manager and Other Service  Providers"  above);
provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

     A Portfolio will process written and telephone  redemption  requests to the extent that the  purchase  orders for the shares  being  redeemed  have  already settled.  The Portfolio will honor redemption  requests as to shares for which a check was  tendered  as  payment,  but the  Portfolio  will not mail or wire the proceeds  until it is reasonably  satisfied that the purchase check has cleared, which  may  take up to 15 days  from  the  purchase  date.  You can  avoid  this potential  delay if you purchase  shares by wiring Federal Funds.  The Portfolio reserves the right to reject a written or telephone  redemption request or delay payment  of  redemption  proceeds  if  there  has been a  recent  change  to the shareholder's address of record.

     If a  shareholder  has been  credited  with a purchase  by a check which is subsequently  returned unpaid for insufficient  funds or for any other reason, a
Portfolio will  automatically  redeem from the shareholder's  account the shares purchased by the check plus any dividends  earned thereon.  Shareholders  may be responsible for any losses to a Portfolio or to the Distributor.

     In case of a suspension of the determination of the NAV because the NYSE is closed for other than weekends or holidays,  or trading thereon is restricted or an emergency  exists as a result of which  disposal by a Portfolio of securities owned by it is not reasonably  practical,  or it is not reasonably practical for the  Portfolio  fairly to value  its  assets,  or in the event  that the SEC has provided for such suspension for the protection of  shareholders,  the Portfolio may postpone  payment or suspend the right of redemption or repurchase.  In such case,  the  shareholder  may  withdraw  the request for  redemption  or leave it standing  as a  request  for  redemption  at the NAV next  determined  after the suspension has been terminated.

     Payment for shares  redeemed or  repurchased  may be made either in cash or kind,  or partly in cash and partly in kind.  Any portfolio  securities  paid or distributed in kind would be valued as described in "Determining  Offering Price and  Net  Asset  Value"  above.  Subsequent  sale  by an  investor  receiving  a distribution  in kind  could  result in the  payment of  brokerage  commissions.
However,  the Trust has  elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Portfolio is obligated to redeem shares solely in cash up to the  lesser of  $250,000  or 1% of the NAV of a  Portfolio  during any 90-day period for any one shareholder.

     The value of a  Portfolio's  investments  is  subject  to  changing  market prices. Thus, a shareholder redeeming shares of the Portfolio may sustain either a gain or loss,  depending  upon the price paid and the price  received for such shares.

     Certain  redemptions  of Class A Shares  purchased at NAV may result in the imposition of a Limited CDSC. See "Contingent  Deferred Sales Charge for Certain
Redemptions of Class A Shares  Purchased at Net Asset Value" below.  Class B and
Class C Shares are  subject to CDSCs as  described  under  "Contingent  Deferred
Sales  Charge - Class B Shares  and Class C Shares"  under  "Purchasing  Shares"
above.  Except for the applicable  CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Class A,
B and C Shares,  there may be a bank wiring cost, neither the Delaware REIT Fund nor the Distributor charges a fee for redemptions or repurchases,  but such fees could be charged at any time in the future.

     Holders  of Class B Shares or Class C Shares  that  exchange  their  shares
("Original  Shares")  for shares of other  Delaware  Investments  Funds (in each case, "New Shares") in a permitted exchange,  will not be subject to a CDSC that might otherwise be due upon  redemption of the Original  Shares.  However,  such shareholders  will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original
Shares were  exchanged.  In the case of Class B Shares,  shareholders  will also continue to be subject to the  automatic  conversion  schedule  of the  Original
Shares as  described  in this Part B. In an  exchange of Class B Shares from the
Fund, the Fund's CDSC schedule may be higher than the CDSC schedule  relating to the New Shares  acquired as a result of the exchange.  For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor  held the  Original  Shares is added to the period of time that an  investor  held the New  Shares.  With  respect  to Class B Shares,  the automatic  conversion schedule of the Original Shares may be longer than that of the New  Shares.  Consequently,  an  investment  in New Shares by  exchange  may subject an investor to the higher Rule 12b-1 fees  applicable  to Class B Shares of the Fund for a longer  period of time than if the  investment  in New  Shares were made directly.

     Holders of Class A Shares of the  Delaware  REIT Fund may  exchange  all or part of their  shares for  certain of the shares of other  Delaware  Investments
Funds, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares, Class C Shares or Class R Shares of the Fund or of any other
Delaware  Investments Fund.  Holders of Class B Shares of the Fund are permitted to  exchange  all or part of their  Class B Shares  only into  Class B Shares of other Delaware  Investments Funds.  Similarly,  holders of Class C Shares of the
Fund are  permitted  to  exchange  all or part of their Class C Shares only into
Class C Shares of other Delaware  Investments  Funds.  The Fund's Class B Shares
and Class C Shares  acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic  conversion  schedule of the fund from which the  exchange is made.  The  holding  period of Class B Shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund. Holders of Class R Shares of the Fund are permitted to exchange all or part of their  Class R Shares  only  into  Class R Shares  of other  Delaware
Investments Funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of such fund.

     Permissible  exchanges into Class A Shares of the Fund will be made without a  front-end  sales  charge,  except  for  exchanges  of  shares  that  were not previously subject to a front-end sales charge (unless such shares were acquired through the  reinvestment  of  dividends).  Permissible  exchanges  into Class B
Shares or Class C Shares of the Fund will be made  without the  imposition  of a
CDSC by the fund  from  which  the  exchange  is  being  made at the time of the exchange.

     The Delaware REIT Fund discourages  purchases by market timers and purchase orders  (including  the  purchase  side  of  exchange  orders)  by  shareholders identified as market timers may be rejected.  The Fund will consider  anyone who follows a pattern  of market  timing in any  Delaware  Investments  Fund to be a market timer.

     Market timing of a Delaware  Investments  Fund occurs when  investors  make consecutive rapid short-term  "roundtrips",  or in other words, purchases into a
Delaware  Investments  Fund followed  quickly by redemptions out of that Fund. A short-term roundtrip is any redemption of Fund shares within 20 business days of a purchase of that Fund's shares. If you make a second such short-term roundtrip in a Delaware  Investments  Fund within the same calendar  quarter of a previous short-term  roundtrip in that Fund,  you may be considered a market  timer.  The purchase and sale of Fund shares  through the use of the exchange  privilege are also included in determining  whether  market timing has occurred.  The Delaware
REIT Fund also reserve the right to consider  other  trading  patterns as market timing.

     Your  ability to use the Delaware  REIT Fund's  exchange  privilege  may be limited if you are  identified  as a market  timer.  If you are  identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

     Written  Redemption:  You can  write to the  Trust at 2005  Market  Street,
Philadelphia,  PA  19103-7094  to redeem  some or all of your Fund  shares.  The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the  shareholder(s) at the address of record, the Fund require a signature by all owners of the account and a signature  guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). The Fund reserves the right to reject a signature  guarantee  supplied by an eligible  institution based on its  creditworthiness.  The Fund may require further documentation from
corporations,   executors,   retirement  plans,   administrators,   trustees  or
guardians.

     Payment is  normally  mailed the next  business  day after  receipt of your redemption  request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s)  must accompany your request and also be in good order.  Certificates  are generally no longer issued for Class A Shares and
Institutional  Class.  Certificates  are not issued for Class B Shares,  Class C
Shares or Class R Shares.

     Written  Exchange:  You may also write to the Trust (at 2005 Market Street,
Philadelphia, PA 19103-7094) to request an exchange of any or all of your shares of the Fund into  another  in  Delaware  Investments  Fund,  subject to the same conditions and limitations as other exchanges noted above.

     Telephone  Redemption  and Exchange:  To get the added  convenience  of the telephone redemption and exchange methods, you must have the Transfer Agent hold your  shares  (without  charge)  for you.  If you hold  your  Class A Shares  in certificate  form,  you may redeem or exchange  only by written  request and you must return your certificates.

     Telephone  Redemption:  Check to Your  Address  of Record  service  and the
Telephone Exchange service, both of which are described below, are automatically provided  unless you  notify the Fund in which you have your  account in writing that  you do not wish to have  such  services  available  with  respect  to your account.  The Fund  reserves  the right to modify,  terminate  or suspend  these procedures upon 60 days' written notice to shareholders.  It may be difficult to reach the Fund by telephone  during  periods when market or economic  conditions lead to an unusually large volume of telephone requests.

     Neither the Fund nor its Transfer Agent is responsible  for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange  of Fund shares  which are  reasonably  believed  to be  genuine.  With respect to such telephone  transactions,  the Portfolio  will follow  reasonable procedures to confirm that  instructions  communicated  by telephone are genuine
(including  verification  of a form of personal  identification)  as, if it does not,  the  Fund or the  Transfer  Agent  may be  liable  for any  losses  due to unauthorized or fraudulent transactions.  Telephone instructions received by the
Class A, B and C Shares are generally tape recorded,  and a written confirmation will  be  provided  for  all  purchase,  exchange  and  redemption  transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior  receipt of a  prospectus  for the fund into  which your  shares are being exchanged.

     Telephone  Redemption--Check  to Your  Address  of  Record:  The  Telephone
Redemption  feature  is a quick and easy  method to redeem  shares.  You or your investment  dealer of record can have  redemption  proceeds  of $100,000 or less mailed  to you at  your  address  of  record.  Checks  will  be  payable  to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

     Telephone  Redemption--Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be  transferred  to your  pre-designated  bank account by wire or by check.  You should  authorize  this service when you open your  account.  If you change your pre-designated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file.  If you  request a wire,  your funds will  normally be sent the next business day. If the proceeds are wired to the  shareholder's  account at a bank which is not a member of the Federal Reserve  System,  there could be a delay in the crediting of the funds to the  shareholder's  bank account.  A bank wire fee may be deducted from Class A, B and C Shares redemption proceeds. If you ask for a check,  it will normally be mailed the next business day after receipt of your redemption request to your  pre-designated  bank account.  There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption  proceeds credited to your  pre-designated bank account.
Simply call the Shareholder  Service Center prior to the time the offering price and NAV are determined, as noted above.

     Telephone  Exchange:  The Telephone  Exchange  feature is a convenient  and efficient way to adjust your investment holdings as your liquidity  requirements and investment  objectives  change.  You or your investment dealer of record can exchange  your  shares  into other  Delaware  Investments  Funds  under the same registration,  subject to the same conditions and limitations as other exchanges noted above.  As with the written  exchange  service,  telephone  exchanges  are subject to the requirements of the Fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

     The  telephone   exchange   privilege  is  intended  as  a  convenience  to
shareholders  and is not  intended to be a vehicle to  speculate  on  short-term swings in the securities  market  through  frequent  transactions  in and out of
Delaware Investments Funds. Telephone exchanges may be subject to limitations as to amounts or  frequency.  The Transfer  Agent and the Fund reserve the right to record  exchange  instructions  received  by  telephone  and to reject  exchange requests at any time in the future.

     MoneyLine(SM)  On  Demand:  You  or  your  investment  dealer  may  request redemptions of Class A, B and C Shares by phone using  MoneyLine(SM)  On Demand.
When you authorize the Fund to accept such requests from you or your  investment dealer,  funds will be deposited to (for share redemptions) your  pre-designated bank account. Your request will be processed the same day if you call prior to 4
p.m.,  Eastern  time.  There is a $25  minimum  and  $50,000  maximum  limit for
MoneyLine(SM)  On Demand  transactions.  See  "Moneyline(SM)  on  Demand"  under
"Investment Plans."

     Systematic  Withdrawal  Plans:  Shareholders  of  Class A  Shares,  Class B
Shares,  Class C Shares and Class R Shares of the Delaware  REIT Fund who own or
purchase  $5,000 or more of shares at the offering price, or NAV, as applicable, for  which  certificates  have  not  been  issued  may  establish  a  Systematic
Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more,  although the Fund does not  recommend  any  specific  amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for investments made through qualified  retirement plans.  Shares purchased with the initial investment and through reinvestment of cash dividends
and  realized   securities  profits   distributions  will  be  credited  to  the
shareholder's account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third business day preceding the mailing date.

     Checks are dated  either the 1st or the 15th of the month,  as  selected by the  shareholder  (unless  such date falls on a holiday or a  weekend),  and are normally  mailed within two business days.  Both ordinary  income  dividends and realized  securities profits  distributions will be automatically  reinvested in additional  shares of the Class at NAV.  This  plan is not  recommended  for all investors  and  should  be  started  only  after  careful  consideration  of its operation and effect upon the investor's savings and investment  program. To the extent  that  withdrawal  payments  from the plan  exceed any  dividends  and/or realized  securities  profits  distributions paid on shares held under the plan, the  withdrawal  payments  will  represent  a return of  capital,  and the share
balance  may  in  time  be  depleted,   particularly  in  a  declining   market.
Shareholders  should not purchase  additional  shares while  participating  in a
Systematic Withdrawal Plan.

     The sale of shares for withdrawal payments  constitutes a taxable event and a shareholder  may incur a capital gain or loss for federal income tax purposes.
This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.  Premature withdrawals from retirement plans may have adverse tax consequences.

     Withdrawals  under  this  plan  made  concurrently  with the  purchases  of additional shares may be disadvantageous to the shareholder.  Purchases of Class
A Shares  through a periodic  investment  program in the Fund must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except  if the  shareholder  is a  participant  in a  retirement  plan  offering
Delaware  Investments Funds, or is investing in Delaware Investments Funds which do not  carry a sales  charge.  Redemptions  of  Class A  Shares  pursuant  to a
Systematic  Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at NAV and a  dealer's  commission  has  been  paid on that  purchase.  The applicable Limited CDSC for Class A Shares and CDSC for Class B Shares and Class
C Shares redeemed via a Systematic  Withdrawal Plan will be waived if the annual amount  withdrawn  in each year is less than 12% of the  account  balance on the date that the Plan is  established.  If the annual amount  withdrawn in any year exceeds 12% of the account  balance on the date that the  Systematic  Withdrawal
Plan is  established,  all  redemptions  under the Plan will be  subject  to the applicable  CDSC including an assessment for previously  redeemed  amounts under the Plan.  Whether a waiver of the CDSC is available or not, the first shares to be  redeemed  for each  Systematic  Withdrawal  Plan  payment  will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic  Withdrawal  Plan is modified (for example,  a change in the amount  selected to be withdrawn  or the  frequency or date of withdrawals),  based on the balance in the account on that date. See the
Delaware REIT Fund Classes' Prospectus for additional  information on the waiver of CDSCs.

     An investor wishing to start a Systematic  Withdrawal Plan must complete an authorization  form. If the recipient of Systematic  Withdrawal Plan payments is other than the  registered  shareholder,  the  shareholder's  signature  on this authorization must be guaranteed.  Each signature  guarantee must be supplied by an eligible guarantor institution.  The Delaware REIT Fund reserves the right to reject a signature  guarantee  supplied by an eligible  institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer
Agent at any time by giving written notice.

     Systematic  Withdrawal  Plan  payments are normally  made by check.  In the alternative,  you may elect to have  your  payments  transferred  from your Fund account to your  pre-designated  bank account through the  MoneyLine(SM)  Direct
Deposit Service. Your funds will normally be credited to your bank account up to four business  days after the payment date.  There are no separate fees for this redemption  method. It may take up to four business days for the transactions to be completed.  You can initiate  this service by completing an Account  Services form. If your name and address are not identical to the name and address on your
Fund account, you must have your signature guaranteed.  The Fund does not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

     The  Systematic  Withdrawal  Plan is not  available  for the  Institutional
Class.  Shareholders  should consult with their financial  advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

     Contingent  Deferred Sales Charge for Certain Redemptions of Class A Shares
Purchased at Net Asset Value:  For purchases of $1,000,000,  a Limited CDSC will be imposed on certain  redemptions  of Class A Shares (or shares into which such
Class A Shares are exchanged) according to the following schedule:  (i) 1.00% if shares are redeemed during the first year after the purchase;  and (ii) 0.50% if such  shares are  redeemed  during the second year after the  purchase,  if such purchases  were made at NAV and triggered the payment by the  Distributor of the dealer's  commission  described under "Dealer's  Commission"  under  "Purchasing
Shares" above.

     The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (i) the NAV at the time of purchase of the Class
A Shares being  redeemed;  or (ii) the NAV of such Class A Shares at the time of redemption. For purposes of this formula, the "NAV at the time of purchase" will be the NAV at  purchase  of the Class A Shares  even if those  shares  are later exchanged for shares of another  Delaware  Investments Fund and, in the event of an  exchange  of  Class  A  Shares,  the  "NAV  of such  shares  at the  time of redemption" will be the NAV of the shares acquired in the exchange.

     Redemptions of such Class A Shares held for more than two years will not be subjected  to the  Limited  CDSC and an  exchange  of such  Class A Shares  into another Delaware Investments Fund will not trigger the imposition of the Limited
CDSC at the time of such  exchange.  The period a  shareholder  owns shares into which Class A Shares are exchanged  will count towards  satisfying  the two-year holding  period.  The  Limited  CDSC is  assessed if such two year period is not satisfied  irrespective  of whether the redemption  triggering its payment is of
Class A Shares of the Portfolio or Class A Shares acquired in the exchange.

     In determining  whether a Limited CDSC is payable,  it will be assumed that shares not subject to the Limited CDSC are the first redeemed  followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

     See the Delaware REIT Fund Classes'  Prospectus for additional  information on waivers of CDSCs.

     Additional  Information on Waivers of Contingent Deferred Sales Charges. As
disclosed in the Delaware  REIT Fund  Classes'  Prospectus,  certain  retirement plans that contain  certain  legacy  assets may redeem shares  without  paying a
CDSC. The following plans may redeem shares without paying a CDSC:

o    The redemption must be made by a group defined contribution retirement plan that purchased  Class A shares through a retirement  plan alliance  program that  required  shares to be available at NAV and RFS served as the sponsor of the alliance program or had a product  participation  agreement with the sponsor of the alliance  program that specified that the limited CDSC would be waived.

o    The redemption must be made by any group retirement plan (excluding defined
     benefit   pension  plans)  that  purchased   Class  C  shares  prior  to  a
     recordkeeping  transition  period  from  August  2004 to  October  2004 and purchased shares through a retirement plan alliance program,  provided that
     (i)  RFS  was  the  sponsor  of  the  alliance  program  or  had a  product participation  agreement with the sponsor of the alliance  program and (ii)
     RFS  provided  fully  bundled   retirement  plan  services  and  maintained
     participant records on its proprietary recordkeeping system.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions
     The  policy  of the  Trust  is to  distribute  substantially  all  of  each
Portfolio's  net  investment  income and any net realized  capital  gains in the amount and at the times that will avoid any federal income or excise taxes.  All dividends and capital gains  distributions of accounts in the Delaware REIT Fund
Institutional  Class shall be  automatically  reinvested in such Class.  For all other  Portfolios and for the other Classes of The Real Estate  Investment Trust
Portfolio,  shareholders  may  elect to  receive  dividends  and  capital  gains distributions in cash,  otherwise,  all such dividends and distributions will be automatically  reinvested  in the  Portfolios.  The  amounts of any  dividend or capital gains distributions cannot be predicted.

     Dividend  payments  of  $1.00  or less  will be  automatically  reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's  dividends  increase to greater than $1.00, the shareholder  would have to file a new election in order to begin receiving dividends in cash again.

     Any check in payment of  dividends or other  distributions  which cannot be delivered  by the United  States Post  Office or which  remains  uncashed  for a period of more than one year may be reinvested in the  shareholder's  account at the  then-current  NAV and the  dividend  option  may be  changed  from  cash to reinvest.  A Portfolio may deduct from a shareholder's  account the costs of the
Portfolio's  effort to locate a shareholder if a shareholder's  mail is returned by the U.S.  Post  Office or the  Portfolio  is  otherwise  unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search  company  charges a percentage  fee in exchange for their location services.

     Each  class of shares of a  Portfolio  will  share  proportionately  in the investment  income and  expenses  of such  Portfolio,  except  that,  absent any applicable  fee waiver,  the Fund Classes of the  Delaware  REIT Fund alone will incur distribution fees under their respective Rule 12b-1 Plans.

Taxes
     Distributions  of Net  Investment  Income.  The  Portfolios  receive income generally  in the  form of  dividends  and  interest  on  their  investments  in portfolio securities.  This income, less expenses incurred in the operation of a
Portfolio,  constitutes  its net investment  income from which  dividends may be paid to you. If you are a taxable  investor,  any  distributions  by a Portfolio from such income  (other  than  qualified  dividends)  will be taxable to you at ordinary  income  tax  rates,  whether  you take  them in cash or in  additional shares.

     Distributions  of Capital  Gains.  A Portfolio may derive  capital gain and loss in connection with sales or other dispositions of its portfolio securities.
Distributions  derived from the excess of net  short-term  capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term  capital gain over net short-term  capital loss will be taxable to you as long-term  capital  gain,  regardless of how long you have held your shares in the  Portfolio.  Any net  short-term  or  long-term capital  gain  realized by a  Portfolio  (net of any  capital  loss  carryovers)
generally  will be  distributed  once  each  year  and may be  distributed  more frequently,  if  necessary  in order to reduce or  eliminate  federal  excise or income taxes on the Portfolio.

     Effect of  Foreign  Withholding  Taxes.  Certain of the  Portfolios  may be
subject to foreign withholding taxes on income from foreign securities. This, in turn, could reduce a Portfolio's distributions paid to you.

     Pass-through  of foreign  tax  credits.  If more than 50% of a  Portfolio's total assets at the end of a fiscal year is invested in foreign securities,  the
Portfolio  may elect to pass through to you your pro rata share of foreign taxes paid by the  Portfolio.  If this election is made, the Portfolio may report more taxable  income to you than it actually  distributes.  You will then be entitled either to deduct your share of these taxes in computing your taxable income,  or to claim a foreign tax credit for these taxes against your U.S.  federal  income tax  (subject to  limitations  for certain  shareholders).  The  Portfolio  will provide you with the information  necessary to claim this deduction or credit on your personal  income tax return if it makes this election.  Your use of foreign dividends,  designated by a Portfolio as qualified  dividend  income  subject to taxation at long-term  capital gain rates,  may reduce the  otherwise  available foreign tax credits on your  federal  income tax return.  Shareholders  in these circumstances  should talk with their  personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

     Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt  securities are treated as ordinary income by a Portfolio.  Similarly,  foreign  exchange  losses realized on the sale of debt
securities   generally  are  treated  as  ordinary  losses.   These  gains  when
distributed  are  taxable to you as  ordinary  income,  and any losses  reduce a
Portfolio's  ordinary income  otherwise  available for distribution to you. This treatment could increase or decrease a Portfolio's ordinary income distributions to you,  and may cause  some or all of the  Portfolio's  previously  distributed income to be classified as a return of capital. A return of capital generally is not taxable to you,  but reduces the tax basis of your shares in the  Portfolio.
Any return of capital in excess of your basis,  however, is taxable as a capital gain.

     PFIC  securities.  Certain of the  Portfolios  may invest in  securities of foreign  entities  that could be deemed for tax  purposes to be passive  foreign investment  companies  (PFICs).  When investing in PFIC securities,  a Portfolio intends to  mark-to-market  these securities and will recognize any gains at the end of its fiscal and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously  recognized gains.
These gains (reduced by allowable  losses) are treated as ordinary income that a
Portfolio is required to distribute, even though it has not sold the securities.
You should also be aware that the  designation  of a foreign  security as a PFIC security  will cause its income  dividends to fall outside of the  definition of qualified  foreign  corporation  dividends.  These dividends  generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Portfolio.

     Information  on  the  Amount  and  Tax  Character  of  Distributions.   The
Portfolios will inform you of the amount and character of your  distributions at the  time  they  are  paid,  and  will  advise  you of the  tax  status  of such distributions  for federal  income tax purposes  shortly after the close of each calendar  year.  If you  have not  held  Portfolio  shares  for a full  year,  a
Portfolio  may designate and  distribute to you, as ordinary  income,  qualified dividends  or capital  gains,  a  percentage  of income that is not equal to the actual amount of such income earned during the period of your  investment in the
Portfolio.  Taxable Distributions  declared by a Portfolio in December, but paid in January, are taxable to you as if they were paid in December.

     Election to be Taxed as a Regulated Investment Company.  Each Portfolio has
elected to be treated as a regulated  investment  company under  Subchapter M of the Internal  Revenue Code and intends to so qualify  during the current  fiscal year. As regulated investment companies, the Portfolios generally pay no federal income tax on the income and gains they distribute to you. The Board of Trustees reserves the right not to distribute a Portfolio's net long-term capital gain or not to  maintain  the  qualification  of a Portfolio  as a regulated  investment company  if  it  determines  such  a  course  of  action  to  be  beneficial  to shareholders.  If net long-term  capital gain is retained,  a Portfolio would be taxed on the gain, and shareholders  would be notified that they are entitled to a credit or refund for the tax paid by the  Portfolio.  If a Portfolio  fails to qualify as a regulated  investment  company,  the Portfolio  would be subject to federal,  and possibly  state,  corporate taxes on its taxable income and gains, and  distributions to you will be taxed as dividend income to the extent of such
Portfolio's earnings and profits.

     In order to qualify as a regulated  investment  company for federal  income tax purposes, each Portfolio must meet certain specific requirements, including:

     (i) A  Portfolio  must  maintain a  diversified  portfolio  of  securities, wherein no security,  including the  securities of a qualified  publicly  traded partnership  (other than U.S.  government  securities  and  securities  of other regulated investment  companies) can exceed 25% of the Portfolio's total assets, and, with respect to 50% of the Portfolio's  total assets,  no investment (other than cash and cash items,  U.S.  government  securities  and securities of other regulated investment companies) can exceed 5% of the Portfolio's total assets or
10% of the outstanding voting securities of the issuer;

     (ii) A  Portfolio  must  derive  at  least  90% of its  gross  income  from dividends,  interest,  payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies,  or other income derived with respect to its business of investing in such stock, securities,  or currencies,  and net income  derived  from an interest  in a qualified  publicly traded partnership; and

     (iii) A Portfolio must  distribute to its  shareholders at least 90% of its investment  company  taxable  income and net  tax-exempt  income for each of its fiscal years.

     Excise Tax  Distribution  Requirements.  To avoid federal excise taxes, the
Code requires  each  Portfolio to distribute to you by December 31 of each year, at a minimum,  the following amounts:  98% of its taxable ordinary income earned during the calendar  year;  98% of its capital gain net income earned during the twelve-month  period ending  October 31; and 100% of any  undistributed  amounts
from  the  prior  year.  Each  Portfolio   intends  to  declare  and  pay  these
distributions  in December  (or to pay them in  January,  in which case you must treat  them as  received  in  December),  but can  give no  assurances  that its distributions will be sufficient to eliminate all taxes.

     Sales,  Exchanges and Redemption of Portfolio Shares. Sales,  exchanges and redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes.  If you redeem your Portfolio shares the Internal
Revenue Service requires you to report any gain or loss on your  redemption.  If you held your shares as a capital asset,  the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

     Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption  of shares  held for six months or less will be treated as  long-term capital loss to the extent of any long-term  capital gain  distributed to you by the Portfolio on those shares.

     Wash Sales.  All or a portion of any loss that you realize on a  redemption of your  Portfolio  shares will be  disallowed  to the extent that you buy other shares in the Portfolio (through  reinvestment of dividends or otherwise) within
30 days before or after your share  redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

     Deferral of basis--  Delaware  REIT Fund Class A Shares only.  In reporting gain or loss on the sale of your Portfolio shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

     IF:
          o    In your  original  purchase of Portfolio  shares,  you received a reinvestment  right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
          o    You sell some or all of your  original  shares  within 90 days of their purchase, and
          o    You  reinvest the sales  proceeds in the  Portfolio or in another
               Portfolio of the Trust, and the sales charge that would otherwise apply is reduced or eliminated;

     THEN: In reporting  any gain or loss on your sale,  all or a portion of the sales charge that you paid for your  original  shares is excluded  from your tax basis in the shares sold and added to your tax basis in the new shares.

     U.S.  Government  Securities.  Income  earned on  certain  U.S.  government obligations  is exempt  from  state and local  personal  income  taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct  obligations of the U.S.  government,  subject in some states to minimum  investment  or reporting  requirements  that must be met by a
Portfolio.  Income on investments  by a Portfolio in certain other  obligations, such as repurchase  agreements  collateralized by U.S.  government  obligations, commercial paper and federal  agency-backed  obligations  (e.g., GNMA or Federal
National  Mortgage  Association  obligations),  generally  does not  qualify for tax-free  treatment.  The rules on  exclusion of this income are  different  for corporations.

     Qualified Dividend Income for Individuals.  For individual shareholders,  a portion of the dividends paid by certain  Portfolios may be qualified  dividends eligible  for  taxation at  long-term  capital  gain rates.  This  reduced  rate generally is available for dividends paid by a Portfolio out of dividends earned on the Portfolio's  investment in stocks of domestic  corporations and qualified foreign corporations.

     Both a  Portfolio  and  the  investor  must  meet  certain  holding  period requirements to qualify Portfolio dividends for this treatment.  Specifically, a
Portfolio  must hold the stock for at least 61 days  during the  121-day  period beginning 60 days before the stock  becomes  ex-dividend.  Similarly,  investors must hold their Portfolio  shares for at least 61 days during the 121-day period beginning  60 days  before the  Portfolio  distribution  goes  ex-dividend.  The ex-dividend  date is the first date  following the  declaration of a dividend on which the  purchaser of stock is not  entitled to receive the dividend  payment.
When counting the number of days you held your Portfolio shares, include the day you sold your shares but not the day you acquired these shares.

     While the income  received in the form of a qualified  dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term  capital  losses against  qualified dividend income on your federal income tax return. Any qualified dividend income that  you  elect  to be taxed at these  reduced  rates  also  cannot  be used as investment income in determining your allowable investment interest expense. For other  limitations on the amount of or use of qualified  dividend income on your income tax return, please contact your personal tax advisor.

     After the close of its fiscal  year,  each  Portfolio  will  designate  the portion of its ordinary  dividend  income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Portfolio's income is from qualified sources,  it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

     Dividends-Received Deduction for Corporations.  For corporate shareholders, a portion of the dividends paid by certain of the Portfolios may qualify for the dividends-received  deduction. The portion of dividends paid by a Portfolio that so qualifies will be designated  each year in a notice mailed to the Portfolio's shareholders,  and cannot  exceed the gross  amount of  dividends  received by a
Portfolio from domestic  (U.S.)  corporations  that would have qualified for the dividends-received  deduction in the hands of a Portfolio if the Portfolio was a regular corporation.

     The availability of the dividends-received  deduction is subject to certain holding  period and debt  financing  restrictions  imposed under the Code on the corporation claiming the deduction. The amount that a Portfolio may designate as eligible for the  dividends-received  deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were  debt-financed or held by the Portfolio for less than a minimum period of time,  generally 46 days during a 91-day period  beginning 45 days before the stock becomes  ex-dividend.
Similarly,  if your Portfolio  shares are  debt-financed or held by you for less than a  46-day  period  then  the  dividends-received  deduction  for  Portfolio dividends on your shares may also be reduced or  eliminated.  Even if designated as  dividends  eligible  for the  dividends-received  deduction,  all  dividends
(including any deducted  portion) must be included in your  alternative  minimum taxable income calculation.

     Investment  in Complex  Securities.  The  Portfolios  may invest in complex securities  that could be subject to  numerous  special  and  complex tax rules.
These rules could accelerate the recognition of income by a Portfolio  (possibly causing  the  Portfolio  to sell  securities  to raise  the  cash for  necessary distributions)  and/or defer a Portfolio's  ability to recognize a loss, and, in limited  cases,  subject a Portfolio to U.S.  federal  income tax on income from certain foreign  securities.  These rules could also affect whether gain or loss recognized  by a Portfolio is treated as ordinary or capital,  or as interest or dividend income. In addition, a Portfolio's  investment in REIT securities could in limited  circumstances cause a tax-exempt investor to have unrelated business taxable  income.  These rules  could,  therefore,  affect the amount,  timing or character of the income distributed to you by a Portfolio. For example:

     Derivatives.  Certain of the  Portfolios are permitted to invest in certain options,  futures,  forwards or foreign currency contracts. If a Portfolio makes these  investments,  it could be required to mark-to-market  these contracts and realize  any  unrealized  gains and losses at its fiscal year end even though it continues  to hold the  contracts.  Under  these  rules,  gains or losses on the contracts  generally would be treated as 60% long-term and 40% short-term  gains or losses,  but gains or losses on certain foreign  currency  contracts would be treated as ordinary  income or losses.  In determining its net income for excise tax  purposes,  the  Portfolio  also would be required to  mark-to-market  these contracts  annually as of October 31 (for  capital gain net income) and December
31 (for taxable  ordinary  income),  and to realize and distribute any resulting income and gains.

     Short sales and securities lending transactions. A Portfolio's entry into a short sale  transaction  or an option or other  contract could be treated as the
"constructive  sale"  of an  "appreciated  financial  position,"  causing  it to realize gain, but not loss, on the position.  Additionally,  a Portfolio's entry into securities lending  transactions may cause the replacement income earned on the loaned  securities to fall outside of the  definition of qualified  dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income and, to the extent that debt securities are loaned,  will generally not qualify as qualified interest income for foreign withholding tax purposes.

     Tax straddles. A Portfolio's investment in options,  futures,  forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities.  If the Portfolio's risk of loss with  respect to specific  securities  in its  portfolio  is  substantially diminished by the fact that it holds other  securities,  the Portfolio  could be deemed to have entered into a tax  "straddle" or to hold a "successor  position"
that would require any loss realized by it to be deferred for tax purposes.

     Securities  purchased at discount.  Certain of the Portfolios are permitted to invest in securities issued or purchased at a discount,  such as zero coupon, deferred  interest or  payment-in-kind  (PIK)  bonds,  that could  require it to accrue  and  distribute  income  not  yet  received.  If  it  invests  in  these securities,  a Portfolio  could be required to sell  securities in its portfolio that it otherwise  might have continued to hold in order to generate  sufficient cash to make these distributions.

     Investment in REITs. Certain tax-exempt  shareholders,  including qualified pension plans, IRAs, salary deferral arrangements (401(k)s) and other tax-exempt entities,  generally are exempt from federal income taxation except with respect to  their  unrelated  business  taxable  income  (UBTI).  To the  extent  that a
Portfolio invests in a REIT that invests in REMIC residual interests,  a portion of the Portfolio's  income that is attributable to these residual interests (and which is  referred to in the Code as an "excess  inclusion")  will be subject to federal  income  tax in all  events.  Treasury  regulations  that have yet to be issued in final form are  expected to provide  that excess  inclusion  income of regulated  investment  companies,  such as a  Portfolio,  will be  allocated  to shareholders of the regulated  investment company in proportion to the dividends received by such  shareholders,  with the same  consequences  as if you held the related REMIC residual interest  directly.  In general,  excess inclusion income allocated  to  tax-exempt  shareholders  (i)  cannot be offset by net  operating losses (subject to a limited  exception for certain thrift  institutions),  (ii)
will constitute UBTI to entities  (including a qualified pension plan, an IRA, a
401(k) plan or other  tax-exempt  entity)  subject to tax on unrelated  business income,  thereby  potentially  requiring such an entity that is allocated excess inclusion  income,  and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

     Credit  Default Swap  Agreements.  Certain of the Portfolios may enter into credit  default swap  agreements.  The rules  governing  the tax aspects of swap agreements that provide for contingent non-periodic payments of this type are in a developing stage and are not entirely clear in certain  aspects.  Accordingly, while the Portfolios  intend to account for such transactions in a manner deemed to be  appropriate,  the IRS might not accept  such  treatment.  The  Portfolios intend to monitor  developments in this area. Certain  requirements that must be met under the Code in order for a Portfolio to qualify as a regulated investment company  may limit the extent to which the  Portfolio  will be able to engage in credit default swap agreements.

     Backup  Withholding.  By law, a Portfolio  must  withhold a portion of your taxable dividends and sales proceeds unless you:

     o    provide  your  correct  social  security  or  taxpayer  identification number,
     o    certify that this number is correct,
     o    certify that you are not subject to backup withholding, and
     o    certify that you are a U.S. person (including a U.S. resident alien).

     The  Portfolio  also must  withhold if the IRS  instructs it to do so. When withholding  is  required,  the amount will be 28% of any  dividends or proceeds paid.  The special U.S. tax  certification  requirements  applicable to non-U.S.
investors are described under the "Non-U.S. Investors" heading below.

     Non-U.S.  Investors.  Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax  certification  requirements.
Foreign  persons should consult their tax advisors  about the  applicability  of
U.S.  tax  withholding  and the use of the  appropriate  forms to certify  their status.

     In general.  The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends.

     Capital Gain  Dividends & Short-Term  Capital Gain  Dividends.  In general, capital gain dividends  paid by a Portfolio from either  long-term or short-term capital  gains (other than gain  realized on  disposition  of U.S. real property interests) are not subject to U.S.  withholding tax unless you are a nonresident alien  individual  present  in  the  United  States  for  a  period  or  periods aggregating 183 days or more during the taxable year.

     Interest-Related  Dividends.  Also,  interest-related  dividends  paid by a
Portfolio from  qualified  interest  income are not subject to U.S.  withholding tax.  "Qualified  interest income"  includes,  in general,  U.S. source (1) bank deposit interest,  (2) short-term  original discount and (3) interest (including original  issue  discount,  market  discount,  or  acquisition  discount)  on an obligation  which is in  registered  form,  unless it is earned on an obligation issued by a corporation  or  partnership  in which the Portfolio is a 10-percent shareholder or is contingent  interest,  and (4) any  interest-related  dividend from another regulated investment company.

     Limitations on Tax Reporting for Interest-Related  dividends and Short-term
Capital Gain  dividends for non-U.S.  investors.  While a Portfolio  makes every effort to disclose  any amounts of  interest-related  dividends  and  short-term capital gains distributed to its non-U.S. shareholders,  intermediaries who have assumed tax reporting responsibilities on these distributions may not have fully developed  systems that will allow these tax  withholding  benefits to be passed through to them.

     Disposition of a U.S. Real Property Interest. Certain Portfolios may invest in securities of corporations or REITs that invest in real property. The Foreign
Investment  in Real  Property Tax Act of 1980 (FIRPTA)  makes  non-U.S.  persons subject to U.S. tax on disposition of a U.S. real property  interest as if he or she were a U.S.  person.  Such gain is sometimes  referred to as FIRTPA gain. To the extent that a Portfolio  realizes a gain on its  investment  in a U.S.  real property  interest,  or receives a  distribution  from the gain on the sale of a
U.S. real property interest realized on one of its investments,  and passes that gain through to its  shareholders,  such a distribution  when made to a non-U.S.
shareholder  may be  subject  to U.S.  withholding  tax at a rate of 35% and may require the filing of a nonresident U.S. income tax return.

     Disposition  of Portfolio  shares as gain from sale of a U.S. Real Property
Interest.  In addition,  a sale or redemption of Portfolio shares will be FIRPTA gain only if:

     o    The non-U.S.  shareholder  owns more than 5% of a class of RIC shares;
          and
     o    More than 50% of the Portfolio's assets consist of
          --   more-than 5% interests in publicly traded companies that are U.S.
               real property holding corporations (USRPHCs),
          --   interests in non-publicly traded companies that are USRPHCs, and
          --   interests in REITs that are not  controlled by U.S.  shareholders where the REIT  shares  are  either  not  publicly  traded or are publicly traded and the Portfolio owns more than 5%; and
     o    Non-U.S.  shareholders  own 50% or more of the value of the  Portfolio shares;  this  last  requirement  sunsets  and  does not  apply  after
          December 31, 2007.

In the unlikely  event a sale of Portfolio  shares  results in FIRPTA gain,  the gain  will be  taxed  as  income  "effectively  connected  with a U.S.  trade or business."  As a result the  non-U.S.  shareholder  will be required to pay U.S.
income tax on such gain and file a nonresident U.S. income tax return.

     Other. Ordinary dividends paid by a Portfolio to non-U.S.  investors on the income earned on portfolio  investments in (i) the stock of domestic and foreign corporations,  and (ii) the debt of foreign  issuers  continue  to be subject to
U.S.  withholding  tax. If you hold your Portfolio  shares in connection  with a
U.S.  trade or business,  your income and gains will be  considered  effectively connected  income and taxed in the U.S. on a net basis, in which case you may be required to file a  nonresident  U.S.  income tax  return.  The  exemption  from withholding for short-term capital gain dividends and interest-related dividends paid by a Portfolio  is  effective  for  dividends  paid with respect to taxable years of the Portfolio  beginning  after December 31, 2004 and before January 1,
2008.

     U.S. Estate Tax. A partial exemption from U.S estate tax may apply to stock in a Portfolio held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the  proportion  of the assets held by the  Portfolio at the end of the quarter immediately  preceding the decedent's death that are debt obligations,  deposits,  or other  property  that would  generally be treated as situated  outside  the  United  States  if held  directly  by the  estate.  This provision  applies to decedents dying after December 31, 2004 and before January
1, 2008.

     U.S Tax Certification  Rules.  Special U.S. tax certification  requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence.  In general, a non-U.S.  shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person,  to claim that you are the beneficial owner of the income and, if applicable,  to claim a reduced rate of, or exemption from,  withholding as a  resident  of a country  with  which the  United  States  has an income tax treaty. A Form W-8BEN provided  without a U.S.  taxpayer  identification  number will  remain in effect for a period  beginning  on the date signed and ending on the last day of the third  succeeding  calendar year unless an earlier change of circumstances makes the information on the form incorrect.

     This discussion of "Dividends,  Distributions and Taxes" is not intended or written to be used as tax advice and does not  purport to deal with all  federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

                             PERFORMANCE INFORMATION

     To obtain the Portfolios' most current performance information, please call
(800) 231-8002 or visit www.delawareinvestments.com.

     The  Portfolios  calculate  their  total  returns  for each Class of shares separately on an "annual total return" basis for various periods. Average annual total  return  reflects  the  average  annual  percentage  change in value of an investment in the Class over the measuring period.  Total returns for each Class of shares  also may be  calculated  on an  "aggregate  total  return"  basis for various periods.  Aggregate total return reflects the total percentage change in value over the  measuring  period.  Both  methods of  calculating  total  return reflect  changes in the price of the shares and assume  that any  dividends  and capital gain distributions made by the Portfolios with respect to a Class during the period are reinvested in the shares of that Class. When considering  average total return  figures for periods  longer than one year, it is important to note that the annual  total  return of a Class for any one year in the  period  might have been more or less than the average for the entire  period.  The  Portfolios also may advertise  from time to time the total return of one or more Classes of shares on a year-by-year or other basis for various  specified  periods by means of quotations, charts, graphs or schedules.

                              FINANCIAL STATEMENTS

     Ernst & Young LLP, which is located at 2001 Market Street, Philadelphia, PA
19103, serves as the Independent Registered Public Accounting Firm for the Trust
and, in its  capacity as such,  audits the annual  financial  statements  of the
Portfolios.  Each Portfolio's  Statement of Net Assets,  Statement of Assets and
Liabilities (as  applicable),  Statement of Operations,  Statement of Changes in
Net Assets,  Financial Highlights and Notes to Financial Statements,  as well as the report of Ernst & Young LLP for the fiscal year ended October 31, 2005,  are included  in the  Portfolios'  Annual  Reports to  shareholders.  The  financial statements,  financial highlights, the notes relating thereto and the reports of
Ernst & Young LLP listed above are  incorporated  by  reference  from the Annual
Reports into this Part B.

PRINCIPAL HOLDERS

     As of January 31, 2006,  management believes the following accounts held of record 5% or more of the  outstanding  shares of a Portfolio.  Management has no knowledge of beneficial ownership.

Portfolio                     Name and Address of Account               Percentage

The Large-Cap Growth Equity   Mills College                                 24.41%
 Portfolio                    5000 McArthur Boulevard
                              Oakland, CA 94613-1000

                              University of San Diego                       19.73%
                              5998 Alcala Park HC 320
                              San Diego, CA 92110-2476

                              Saturn & Co.                                  14.72%
                              c/o Investors Bank & Trust Co. FBO
                              James Gabbert Charitable Remainder
                              200 Clarendon Street
                              Boston, MA 02116-5021

                              East Bay Regional Park District                9.84%
                              2950 Peralta Oaks Court
                              Oakland, CA 94605-5369

                              Trinity University                             8.70%
                              One Trinity Place
                              San Antonio, TX 78212-7200

                              University of Hawaii Foundation                7.61%
                              2444 Dole Street
                              Bachman Hall 105
                              Honolulu, HI 96822-2399

The Large-Cap Value Equity    Jesuit High School of New Orleans             59.72%
 Portfolio                    4133 Banks Street
                              New Orleans, LA 70119-6883

                              Board of Trustees of the Malpas TRS           17.75%
                              c/o Robert A. Duff
                              911 Fordice Road
                              Lebanon, IN 46052-1938

                              Richard Bland College                         10.45%
                              Foundation Fund
                              11301 Johnson Road
                              Petersburg, VA 23805-7100

The Mid-Cap Growth Equity     UA Plumbers and Steamfitters Local 22         64.24%
 Portfolio                    3651 California Road, Suite 3
                              Orchard Park, NY 14127-1715

                              Roosevelt University                          18.72%
                              430 South Michigan Avenue
                              Chicago, IL 60605-1394

                              SEI Private Trust Co. c/o Suntrust            14.98%
                              FBO:  College of William & Mary
                              One Freedom Valley Drive
                              Oaks, PA 19456

The International Equity      Patterson and Company                         29.86%
 Portfolio                    Mutual Funds
                              1525 West WT Harris Boulevard
                              Charlotte, NC 28262-8522

                              First Union Portfolio Strategies Omnibus      11.06%
                              1525 West WT Harris Boulevard
                              Charlotte, NC 28262-8522

                              Patterson and Company                         10.25%
                              Portfolio Strategies Omnibus
                              1525 West WT Harris Boulevard
                              Charlotte, NC 28288-0001

The Intermediate Fixed Income The Healthcare Foundation of NJ               75.43%
 Portfolio                    70 South Orange Avenue, Suite 245
                              Livingston, NJ 07039-4903

                              Freight Drivers & Helpers Local 557           18.81%
                              6650 Belair Road, 2nd Floor
                              Baltimore, MD 21206-1827

The Global Fixed Income       The Dartmouth-Hitchcock Pension                9.88%
 Portfolio                    Group Trust
                              1 Medical Center Drive
                              Lebanon, NH 03756-1000

                              SEI Private Trust Company c/o HSBC             8.46%
                              Attn: Mutual Fund Adminstrator
                              One Freedom Valley Drive
                              Oaks, PA 19456

                              Dartmouth Hitchcock Master                     7.69%
                              Investment Program of Pooled
                              Investment Accounts
                              Attn: Robin F Mackey - Finance Dept.
                              1 Medical Center Drive
                              Lebanon, NH 03756-1000

                              Fifth Third Bank Trustee for                   5.62%
                              Steelcase Inc. Retirement Plan
                              Balanced
                              Bank of New York
                              Attn: Becky Gibson
                              111 Sanders Creek Parkway
                              East Syracuse, NY 13057-1382

The International Fixed       Brockton Retirement Board                     27.98%
 Income Portfolio             15 Christy's Drive
                              Brockton, MA 02301-1813

                              Strafe & Co. FAO Lakeland Hospital            23.74%
                              Mutual Fund
                              340 South Cleveland Avenue
                              Westerville, OH 43081-8917

                              Coamerica Bank Trustee                        17.59%
                              Oakwood Pension Plan
                              P.O. Box 75000 M/C
                              Detroit, MI 48275-0001

                              Strafe & Co. Non-Networked                     7.80%
                              FBO Munson Medical Center
                              Ret-Delaware
                              P.O. Box 160
                              Westerville, OH 43086-0160

                              Strafe & Co.                                   6.06%
                              FAO Mercy Memorial Hospital - Delaware
                              Non-Networked
                              P.O. Box 160
                              Westerville, OH 43086-0160

                              Strafe & Co. Non-Networked                     5.73%
                              FBO Mercy Hospital Retirement
                              P.O. Box 160
                              Westerville, OH 43086-0160

The Labor Select              SEIU Pension Plan Master Trust                12.94%
 International                1313 L Street NW
 Equity Portfolio             Washington DC 20005-4101

                              Dingle & Co.                                   6.01%
                              c/o Comerica Bank
                              P.O. Box 75000
                              Detroit, MI 48275-0001

Delaware REIT Fund                                                            None
 Class A

Delaware REIT Fund            MLPF&S for the Sole Benefit                   11.81%
 Class B                      Of Its Customers
                              Attn:  Fund Administration
                              4800 Deer Lake Drive East, 2nd Floor
                              Jacksonville, FL 32246-6484

Delaware REIT Fund            MLPF&S for the Sole Benefit                   12.23%
 Class C                      Of Its Customers
                              Attn:  Fund Administration
                              4800 Deer Lake Drive East, 2nd Floor
                              Jacksonville, FL 32246-6484

                              Citigroup Global Markets, Inc.                 5.54%
                              House Account
                              Attn:  Peter Booth, 7th Floor
                              333 West 34th Street
                              New York, NY 10001-2402

Delaware REIT Fund            MLPF&S for the Sole Benefit                   12.10%
 Class R                      Of Its Customers
                              Attn:  Fund Administration
                              4800 Deer Lake Drive East, 2nd Floor
                              Jacksonville, FL 32246-6484

                              Graham Riddle                                  7.60%
                              Jeffery M. Schwartz Trustees
                              FBO National Security Research
                              401(k) Plan
                              2231 Crystal Drive, Suite 500
                              Arlington, VA 22202-3722

                              MG Trust Company Cust FBO                      5.20%
                              Price River Water Improvement
                              District Retirement Plan
                              700 17th Street, Suite 300
                              Denver, CO 80202-3531

Delaware REIT Fund            Fidelity Investments Institutional            20.05%
Institutional Class           Operations Co. FIIOC as Agent
                              For Certain Employee Benefit Plans
                              100 Magellan Way, KW1C
                              Covington, KY 41015-1999

                              Charles Schwab & Co.                          16.43%
                              Spec Custody Account for the EXCL
                              Benefit of Custs Attn:  Mutual Funds
                              101 Montgomery Street
                              San Francisco, CA 94101-4122

                              RS DMC Employee MPP Plan                      10.52%
                              Delaware Management Co.
                              Employee Money Purchase Pension
                              c/o Rick Seidel
                              2005 Market Street
                              Philadelphia, PA 19103-7042

The High-Yield Bond           State Street Bank & Trust FBO                 61.55%
 Portfolio                    Georgia State Univ. Foundation, Inc.
                              Cust Gordon E. Davies
                              P.O. Box 3963
                              Atlanta, GA 30303

                              MSSA-ILA Pension Plan                         26.40%
                              260 St. Anthony Street
                              Mobile, AL 36602

                              Mac & Co. LCWF                                12.05%
                              Mutual Funds Operations
                              P.O. Box 3198
                              Pittsburgh, PA 15230-3198

The Emerging Markets          Northern Trust Co. Trustee for the            13.52%
 Portfolio                    Teachers Retirement System of the
                              State of Illinois Master Trust
                              50 South La Salle Street
                              Chicago, IL 60675-0001

                              Children's Healthcare of Atlanta, Inc.        10.53%
                              1584 Tullie Circle NE
                              Atlanta, GA 30329-2311

                              Indiana Public Employees                      10.11%
                              Retirement Fund
                              143 West Market Street
                              Indianapolis, IN 46204-2801

                              Employees' Retirement System of Rhode Island   9.00%
                              Attn:  Joan Caine, Deputy Treasurer
                              40 Fountain Street, 8th Floor
                              Providence, RI 02903-1800

                              Alameda County Employees                       7.71%
                              Retirement Association
                              475 14th Street, Suite 1000
                              Oakland, CA 94612-1916

The Small-Cap Growth          Wells Fargo Bank N.A.                         20.10%
 Equity Portfolio             FBO Arkansas Best
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

                              SEI Private Trust Co. c/o Suntrust            18.62%
                              FBO Genuine Parts Pension
                              One Freedom Valley Drive
                              Oaks, PA 19456

                              First Union Portfolio Strategies Omnibus      15.74%
                              1525 West WT Harris Boulevard
                              Charlotte, NC 28262-8522

                              Northern Trust Cust. FBO Eastern Band of      14.57%
                              Cherokee Indians Minors & Incompetence Fund
                              801 South Canal
                              Chicago, IL 60675-0001

                              Strafe and Co.                                 9.36%
                              FBO TD Williamson
                              P.O. Box 160
                              Westerville, OH 43086-0160

                              Northern Trust Cust. FBO Eastern Band of       8.01%
                              Cherokee Indians Endowment
                              801 South Canal
                              Chicago, IL 60675-0001

                              Patterson and Company                          7.43%
                              Mutual Funds
                              1525 West WT Harris Boulevard
                              Charlotte, NC 28262-8522

The Focus Smid-Cap Growth     DMH Corp                                        100%
Equity Portfolio              Attn:  Rick Salus
                              2005 Market Street, 9th Floor
                              Philadelphia, PA 19103-7042

The Smid-Cap Growth           DMH Corp                                        100%
 Equity Portfolio             Attn:  Rick Salus
                              2005 Market Street, 9th Floor
                              Philadelphia, PA 19103-7042

The All-Cap Growth            Teamsters Allied Pension Fund of              46.15%
 Equity Portfolio             Maryland Defined Benefit Plan
                              6650 Belair Road, 2nd Floor
                              Baltimore, MD 21206-1827

                              Bost & Co.                                    39.58%
                              Mutual Funds Operations
                              P.O. Box 3198
                              Pittsburgh, PA 15230-3198

                              Lincoln National Life Insurance Co.           10.96%
                              1300 South Clinton Street
                              Fort Wayne, IN 46802-3518

The Core Focus Fixed          The Newspaper Guild International Pension     28.59%
 Income Portfolio             Fund
                              501 3rd Street, NW, 6th Floor
                              Washington, D.C. 20001-2760

                              Laborers Local No. 754 Pension Fund           22.62%
                              215 Old Nyack Turnpike
                              Chestnut Ridge, NY 10977-5369

                              Bricklayers & Allied Craftworkers             13.04%
                              NY Local 3 (Rochester Chapter)
                              3750 Monroe Avenue
                              Rochester, NY 14534-1302

                              Plumbers & Pipefitters Local 421              12.32%
                              Pension Fund
                              c/o Core Management Resource Group
                              P.O. Box 1755
                              Macon, GA 31202-1755

                              Mercury & Co.                                  9.25%
                              c/o Investors Bank & Trust Co.
                              200 Clarendon Street
                              Boston, MA 02116-5021

                              DMH Corp                                       7.26%
                              Attn:  Rick Salus
                              2005 Market Street, 9th Floor
                              Philadelphia, PA 19103-7042

The Core Plus Fixed           Frost National Bank Custodian                 16.37%
 Income Portfolio             For Baptist Health Foundation
                              P.O. Box 2950
                              San Antonio, TX 78299-2950

                              Local 888 Pension Fund                        14.33%
                              6 Gramatan Ave.
                              Mount Vernon, NY 10550-3208

                              City of Ocala General Employees' Retirement    9.17%
                              System
                              P.O. Box 1270
                              Ocala, FL 34478-1270

                              Wells Fargo Bank, N.A.                         8.27%
                              FBO NCHS General Cash
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

                              Charles River Laboratories, Inc.               6.61%
                              Defined Benefit Plan
                              Attn:  Holly LeMay
                              251 Ballardvale Street
                              Wilmington, MA 01887-1000

                              Wells Fargo Bank, N.A.                         5.37%
                              FBO NCHS Pension District
                              P.O. Box 1533
                              Minneapolis, MN 55480-1533

                              Medamerica Health Systems                      5.30%
                              Pooled Fund Account
                              One Wyoming Street
                              Dayton, OH 45409-2722

                              Des Moines University Osteopathic Medical      5.00%
                              Center
                              Attn: Stephen Dengle
                              3200 Grand Avenue
                              Des Moines, IA 50312-4198

The Real Estate Investment    Lincoln National Life Insurance Co.             100%
 Trust Portfolio              1300 South Clinton Street
                              Fort Wayne, IN 46802-3518

The Real Estate Investment    Meredith College                              19.55%
Trust Portfolio II            3800 Hillsborough Street
                              Raleigh NC 27607-5298

                              Prince William Hospital                       19.14%
                              8650 Sudley Road #411
                              Manassas, VA 20110-4416

                              Saxon and Co.                                 13.36%
                              P.O. Box 7780-1888
                              Philadelphia, PA 19182-0001

                              Wachovia Bank N.A.                            11.22%
                              FBO City of Allentown
                              1525 West WT Harris Boulevard NC 1151
                              Charlotte, NC  28288-0001

                              SEI Private Trust Co.                         11.16%
                              FBO ID 940 Harris Bank
                              One Freedom Valley Drive
                              Oaks, PA 19456

                              Mac & Co.                                      9.23%
                              Mutual Funds Operations
                              P.O. Box 3198
                              525 William Penn Place
                              Pittsburgh, PA 15219-1707

                              St. Edwards University Inc.                    8.72%
                              3001 South Congress Avenue
                              Austin, TX 78704-6489

                              National Cit Bank TTEE                         7.22%
                              Lexington Theological Seminary
                              Attn: Trust Mutual Funds
                              4100 West 150th Street
                              Cleveland, OH 44135-1304

                       APPENDIX A--DESCRIPTION OF RATINGS

Bonds
     Excerpts from Moody's  description  of its bond ratings:  Aaa--judged to be the best quality.  They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards;  A--possess favorable attributes and are considered  "upper medium" grade  obligations;  Baa--considered  as medium grade obligations.  Interest  payments and principal  security appear adequate for the
present   but   certain   protective   elements   may  be   lacking  or  may  be
characteristically  unreliable over any great length of time; Ba--judged to have speculative elements;  their future cannot be considered as well assured.  Often the  protection  of interest and  principal  payments  may be very  moderate and thereby  not well  safeguarded  during  both good and bad times over the future.
Uncertainty of position  characterizes  bonds in this class;  B--generally  lack characteristics of the desirable investment. Assurance of interest and principal payments or of  maintenance  of other terms of the contract over any long period of time may be small;  Caa--are of poor standing.  Such issues may be in default or there may be  present  elements  of  danger  with  respect  to  principal  or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other  marked  shortcomings;  C--the  lowest rated  class of bonds and issues so rated can be  regarded  as having  extremely poor prospects of ever attaining any real investment standing.

     Excerpts from S&P's  description  of its bond ratings:  AAA--highest  grade obligations.  They possess the ultimate degree of protection as to principal and interest;  AA--also  qualify as high grade  obligations,  and in the majority of instances  differ from AAA issues only in a small degree;  A--strong  ability to pay  interest  and repay  principal  although  more  susceptible  to  changes in circumstances;  BBB--regarded as having an adequate capacity to pay interest and repay  principal;  BB,  B,  CCC,  CC--regarded,  on  balance,  as  predominantly speculative  with  respect to capacity to pay  interest  and repay  principal in accordance with the terms of the  obligation.  BB indicates the lowest degree of speculation  and CC the  highest  degree of  speculation.  While  such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse  conditions;  C--reserved for income bonds on which no interest is being paid; D--in default,  and payment of interest and/or repayment of principal is in arrears.

     Excerpts  from  Fitch's   description  of  its  bond  ratings:   AAA--Bonds
considered to be investment grade and of the highest credit quality. The obligor has an exceptionally  strong ability to pay interest and repay principal,  which
is  unlikely  to  be  affected  by  reasonably  foreseeable  events;   AA--Bonds
considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay  principal is very strong,  although not quite as strong as bonds rated AAA.  Because  bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments,  short-term debt of these  issuers  is  generally  rated  F-1+;  A--Bonds  considered  to be investment  grade and of high  credit  quality.  The  obligor's  ability  to pay interest  and  repay  principal  is  considered  to be  strong,  but may be more vulnerable to adverse  changes in economic  conditions  and  circumstances  that bonds with higher ratings;  BBB--Bonds  considered to be investment grade and of satisfactory  credit  quality.  The obligor's  ability to pay interest and repay principal is considered to be adequate.  Adverse changes in economic  conditions and  circumstances,  however,  are more likely to have  adverse  impact on these bonds, and therefore  impair timely payment.  The likelihood that the ratings of these  bonds  will fall  below  investment  grade is higher  than for bonds with higher ratings;  BB--Bonds are considered speculative.  The obligor's ability to pay interest and repay  principal may be affected over time by adverse  economic changes.  However,  business and financial  alternatives can be identified which could assist the obligor in satisfying its debt service  requirements;  B--Bonds are  considered  highly  speculative.  While  bonds in this class are  currently meeting debt service  requirements,  the probability of continued timely payment of principal and interest  reflects the obligor's  limited  margin of safety and the need for reasonable  business and economic  activity  throughout the life of the issue;  CCC--Bonds have certain identifiable  characteristics  which, if not remedied,  may lead to  default.  The  ability to meet  obligations  requires an
advantageous  business  and  economic   environment;   CC--Bonds  are  minimally
protected.  Default in payment of interest and/or  principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal;  and
DDD, DD and D--Bonds are in default on interest and/or principal payments.  Such bonds  are  extremely  speculative  and  should  be valued on the basis of their ultimate recovery value in liquidation or  reorganization of the obligor.  "DDD"
represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category.  Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper
     Excerpts  from  Moody's  description  of its two highest  commercial  paper
ratings:   P-1--the  highest  grade  possessing   greatest  relative   strength;
P-2--second  highest grade  possessing  less relative  strength than the highest grade.

     Excerpts  from  S&P's  description  of its  two  highest  commercial  paper ratings:  A-1--judged to be the highest investment grade category possessing the highest  relative  strength;  A-2--investment  grade  category  possessing  less relative strength than the highest rating.

                                     PART C

                                OTHER INFORMATION

Item 23.  Exhibits.  The following exhibits are incorporated by reference to the
          Registrant's  previously filed documents  indicated  below,  except as noted:

          (a) Agreement and Declaration of Trust.

               (1)  Executed  Agreement and  Declaration of Trust  (December 17,
                    1998)   incorporated   into  this  filing  by  reference  to
                    Post-Effective Amendment No. 30 filed December 14, 1999.

               (2)  Executed   Certificate   of  Trust   (December   17,   1998)
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 30 filed December 14, 1999.

          (b)  By-Laws. Amended and Restated By-Laws (May 19, 2005) incorporated into this filing by reference to Post-Effective  Amendment No. 54 filed October 31, 2005.

          (c)  Instruments Defining the Rights of Security Holders.

               (1)  Agreement and Declaration of Trust.  Articles III, IV, V and
                    VI of Agreement and Declaration of Trust  incorporated  into this filing by reference to Post-Effective  Amendment No. 30 filed December 14, 1999.

               (2)  By-Laws. Article II of the Amended and Restated By-Laws (May
                    19,  2005)  incorporated  into this filing by  reference  to
                    Post-Effective Amendment No. 54 filed October 31, 2005.

          (d)  Investment Management Agreements.

               (1)  Executed Investment Management Agreement (December 15, 1999)
                    between  Delaware  Management  Company (a series of Delaware
                    Management  Business Trust) and the Registrant  incorporated into this filing by  reference to  Post-Effective  Amendment
                    No. 35 filed February 28, 2001.

                    (i)  Executed Amendment No. 8 (January 6, 2006) to Exhibit A
                         of the Investment  Management  Agreement  (December 15,
                         1999) between the  Registrant  and Delaware  Management
                         Company attached as Exhibit (d)(3).

               (2)  Executed Investment  Sub-Advisory  Agreement  (September 24,
                    2004)  between  Mondrian  Investment   Partners,   Ltd.  and
                    Delaware Management Company (a series of Delaware Management
                    Business Trust) is attached as Exhibit (d)(2).

          (e)  Underwriting Contracts.

               (1)  Distribution Agreements.

                    (i)  Executed Distribution  Agreement (May 15, 2003) between
                         Delaware  Distributors,  L.P.  and  the  Registrant  on
                         behalf of each Portfolio  incorporated into this filing
                         by reference to  Post-Effective  Amendment No. 44 filed
                         September 16, 2003.

                    (ii) Executed Amendment No. 3 (November 1, 2005) to Schedule
                         I  of  the  Distribution   Agreement  between  Delaware
                         Distributors, L.P. and the Registrant on behalf of each
                         Portfolio incorporated into this filing by reference to
                         Post-Effective Amendment No. 54 filed October 31, 2005.

                    (iii)Executed   Second   Amended  and   Restated   Financial
                         Intermediary  Distribution  Agreement (August 21, 2003)
                         between   Delaware   Distributors,   L.P.  and  Lincoln
                         Financial  Distributors,  Inc.  incorporated  into this
                         filing by reference to Post-Effective  Amendment No. 45
                         filed November 24, 2003.

                    (iv) Executed Amendment No. 1 (October 31, 2005) to Appendix
                         A to Second Amended and Restated Financial Intermediary
                         Distribution Agreement attached as Exhibit (e)(1)(iv).

               (2)  Dealer's  Agreement  (January 2001)  incorporated  into this filing by reference to Post-Effective Amendment No. 41 filed
                    June 28, 2002.

               (3)  Vision  Mutual  Fund  Gateway(R)Agreement   (November  2000)
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 41 filed June 28, 2002.

               (4)  Registered  Investment  Advisers  Agreement  (January  2001)
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 41 filed June 28, 2002.

               (5)  Bank/Trust  Agreement  (August 2004)  incorporated into this filing by reference to Post-Effective Amendment No. 50 filed
                    November 19, 2004.

          (f)  Bonus or Profit Sharing Contracts. Not applicable.

          (g)  Custodian Agreements.

               (1)  Executed Global Custody  Agreement (May 1, 1996) between the
                    JPMorgan Chase Bank (formerly The Chase  Manhattan Bank) and the Registrant incorporated into this filing by reference to
                    Post-Effective Amendment No. 12 filed August 23, 1996.

                    (i)  Executed Amendment (July 1, 2001) to the Global Custody
                         Agreement  between the  Registrant  and JPMorgan  Chase
                         Bank  incorporated  into this  filing by  reference  to
                         Post-Effective  Amendment  No.  42 filed  February  27,
                         2003.

                    (ii) Executed  Letter  (April 14,  1997) to add The Emerging
                         Markets  Portfolio  to  the  Global  Custody  Agreement
                         between  the   Registrant   and  JPMorgan   Chase  Bank
                         incorporated   into  this   filing  by   reference   to
                         Post-Effective Amendment No. 22 filed June 17, 1998.

                    (iii)Executed  Letter  (October  14, 1997) to add The Global
                         Equity  Portfolio and The Real Estate  Investment Trust
                         Portfolio II to the Global  Custody  Agreement  between
                         the  Registrant  and JPMorgan  Chase Bank  incorporated
                         into  this  filing  by  reference   to   Post-Effective
                         Amendment No. 22 filed June 17, 1998.

                    (iv) Executed  Letter  (December  24,  1997) to add The Core
                         Fixed Income Portfolio (formerly known as The Aggregate
                         Fixed Income  Portfolio) and The Diversified Core Fixed
                         Income  Portfolio  to  the  Global  Custody   Agreement
                         between  the   Registrant   and  JPMorgan   Chase  Bank
                         incorporated   into  this   filing  by   reference   to
                         Post-Effective Amendment No. 22 filed June 17, 1998.

                    (v)  Executed  letter (August 31, 1998) to add The Small-Cap
                         Growth  Equity  Portfolio  and The  Growth  and  Income
                         Portfolio to the Global Custody  Agreement  between the
                         Registrant  and JPMorgan Chase Bank  incorporated  into
                         this filing by  reference to  Post-Effective  Amendment
                         No. 36 filed August 31, 2001.

                    (vi) Executed  letter (August 24, 1998) to add The Large-Cap
                         Value Equity Portfolio, The Aggressive Growth Portfolio
                         (renamed  The Mid-Cap  Growth  Equity  Portfolio),  The
                         Intermediate    Fixed   Income    Portfolio   and   The
                         Small/Mid-Cap   Value  Equity  Portfolio  (renamed  The
                         Mid-Cap Value Equity  Portfolio) to the Global  Custody
                         Agreement  between the  Registrant  and JPMorgan  Chase
                         Bank  incorporated  into this  filing by  reference  to
                         Post-Effective Amendment No. 39 filed March 1, 2002.

                    (vii)Executed  letter  (June 29,  1999) to add The  Balanced
                         Portfolio,  The Equity  Income  Portfolio,  The Focused
                         Value  Portfolio  (formerly  known as The Select Equity
                         Portfolio) and The International Small-Cap Portfolio to
                         the Global Custody Agreement between the Registrant and
                         JPMorgan  Chase Bank  incorporated  into this filing by
                         reference  to  Post-Effective  Amendment  No.  29 filed
                         November 12, 1999.

                    (viii)  Executed  letter  (November  15,  1999)  to add  The
                         International  Large-Cap Equity Portfolio to the Global
                         Custody  Agreement  between the Registrant and JPMorgan
                         Chase Bank  incorporated  into this filing by reference
                         to  Post-Effective  Amendment No. 35 filed February 28,
                         2001.

                    (ix) Executed letter  (February 28, 2000) to add The All-Cap
                         Growth Equity Portfolio to the Global Custody Agreement
                         between  the   Registrant   and  JPMorgan   Chase  Bank
                         incorporated   into  this   filing  by   reference   to
                         Post-Effective  Amendment  No.  35 filed  February  28,
                         2001.

                    (x)  Executed   letter   (September  5,  2000)  to  add  The
                         Large-Cap Growth Equity Portfolio to the Global Custody
                         Agreement  between the  Registrant  and JPMorgan  Chase
                         Bank  incorporated  into this  filing by  reference  to
                         Post-Effective  Amendment  No.  35 filed  February  28,
                         2001.

                    (xi) Executed  Amendment No. 1 (July 17, 2003) to Schedule A
                         of the Global Custody  Agreement between the Registrant
                         and JPMorgan Chase Bank  incorporated  into this filing
                         by reference to  Post-Effective  Amendment No. 51 filed
                         December 27, 2004.

               (2)  Executed  Securities  Lending Agreement  (December 22, 1998)
                    between the Registrant and JPMorgan Chase Bank (formerly The
                    Chase  Manhattan  Bank)  incorporated  into  this  filing by reference to  Post-Effective  Amendment  No. 36 filed August
                    31, 2001.

                    (i)  Executed  Amendment (October 1, 2002) to the Securities
                         Lending  Agreement  between JPMorgan Chase Bank and the
                         Registrant  incorporated  into this filing by reference
                         to  Post-Effective  Amendment No. 42 filed February 27,
                         2003.

                    (ii) Executed  Amendment No. 1 (July 17, 2003) to Schedule A
                         to the Securities  Lending  Agreement  between JPMorgan
                         Chase Bank and the  Registrant  incorporated  into this
                         filing by reference to Post-Effective  Amendment No. 45
                         filed November 24, 2003.

               (3)  Executed  Amended  and  Restated  Mutual  Fund  Custody  and
                    Services  Agreement (May 16, 2002) between Mellon Bank, N.A.
                    and  the  Registrant   incorporated   into  this  filing  by
                    reference to Post-Effective  Amendment No. 52 filed February
                    25, 2005.

                    (i)  Executed  Amendment  No. 2 to Appendix D of The Amended
                         and Restated Mutual Fund Custody and Services Agreement
                         between   Mellon   Bank,   N.A.   and  the   Registrant
                         incorporated   into  this   filing  by   reference   to
                         Post-Effective Amendment No. 47 filed April 15, 2002.

                    (ii) Executed  Amendment  (November 28, 2003) to The Amended
                         and Restated Mutual Fund Custody and Services Agreement
                         between   Mellon   Bank,   N.A.   and  the   Registrant
                         incorporated   into  this   filing  by   reference   to
                         Post-Effective  Amendment  No.  52 filed  February  25,
                         2005.

               (4)  Form of Securities  Lending  Authorization  (March 12, 2002)
                    between Mellon Bank,  N.A. and the  Registrant  incorporated into this filing by  reference to  Post-Effective  Amendment
                    No. 41 filed June 28, 2002.

          (h)  Other Material Contracts.

               (1)  Executed  Shareholders  Services  Agreement (April 19, 2001)
                    between Delaware Service Company, Inc. and the Registrant on behalf of each  Portfolio  incorporated  into this filing by reference to  Post-Effective  Amendment No. 37 filed October
                    31, 2001.

                    (i)  Executed  Schedule A (November 30, 2003) to Shareholder
                         Services  Agreement  incorporated  into this  filing by
                         reference  to  Post-Effective  Amendment  No.  45 filed
                         November 24, 2003.

                    (ii) Executed Amendment No. 3 (November 1, 2005) to Schedule
                         A to Shareholder Services Agreement ) incorporated into
                         this filing by  reference to  Post-Effective  Amendment
                         No. 54 filed October 31, 2005.

                    (iii)Executed  Schedule  B (May  15,  2003)  to  Shareholder
                         Services  Agreement  incorporated  into this  filing by
                         reference  to  Post-Effective  Amendment  No.  44 filed
                         September 16, 2003.

               (2)  Executed   Delaware   Investments   Family  of  Funds   Fund
                    Accounting  Agreement  (August 19,  1996)  between  Delaware
                    Service  Company,  Inc. and the Registrant on behalf of each
                    Portfolio  incorporated  into this  filing by  reference  to
                    Post-Effective Amendment No. 16 filed May 23, 1997.

                    (i)  Executed  Amendment  No.  30  to  Delaware  Investments
                         Family of Funds Fund Accounting  Agreement  attached as
                         Exhibit (h)(2)(i).

                    (ii) Executed   Schedule  B  (May  16,   2002)  to  Delaware
                         Investments  Family of Funds Fund Accounting  Agreement
                         incorporated   into  this   filing  by   reference   to
                         Post-Effective Amendment No. 41 filed June 28, 2002.

               (3)  Form of Distribution Expense Limitation Letter (February 21,
                    2006) between Delaware Distributors, L.P. and the Registrant attached as Exhibit (h)(3).

          (i)  Legal Opinion.  Opinion and Consent of Counsel (October 21, 2005)
               incorporated  into this  filing by  reference  to  Post-Effective
               Amendment No. 54 filed October 31, 2005.

          (j)  Other  Opinions.   Consent  of  Independent   Registered   Public
               Accounting Firm (February 2006) attached as Exhibit (j).

          (k)  Omitted Financial Statements. Not applicable.

          (l)  Initial Capital Agreements. Not applicable.

          (m)  Plans under Rule 12b-1.

               (1)  12b-1 Plan for Class A (April 19,  2001)  incorporated  into this filing by reference to Post-Effective  Amendment No. 37 filed October 31, 2001.

               (2)  12b-1 Plan for Class B (April 19,  2001)  incorporated  into this filing by reference to Post-Effective  Amendment No. 37 filed October 31, 2001.

               (3)  12b-1 Plan for Class C (April 19,  2001)  incorporated  into this filing by reference to Post-Effective  Amendment No. 37 filed October 31, 2001.

               (4)  12b-1 Plan for Delaware REIT Fund Class R incorporated  into this filing by reference to Post-Effective  Amendment No. 43 filed April 30, 2003.

               (5)  12b-1 Plan for The  International  Equity  Portfolio Class P
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 42 filed February 27, 2003.

          (n)  Plan under Rule 18f-3.  Plan under Rule 18f-3  (October 31, 2005)
               attached as Exhibit (n).

          (o)  Reserved. Not applicable.

          (p)  Codes of Ethics.

               (1)  Code of  Ethics  for  Delaware  Investments  Family of Funds
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 52 filed February 25, 2005.

               (2)  Code of Ethics for Delaware  Management Company (a series of
                    Delaware    Management    Business   Trust)   and   Delaware
                    Distributors,   L.P.   incorporated   into  this  filing  by
                    reference to Post-Effective  Amendment No. 52 filed February
                    25, 2005.

               (3)  Code of Ethics  for  Lincoln  Financial  Distributors,  Inc.
                    (April 2005) attached as Exhibit (p)(3).

               (4)  Code of Ethics  for  Mondrian  Investment  Partners  Limited
                    (September 1, 2005) attached as Exhibit (p)(4).

          (q)  Other: Powers of Attorney (February 17, 2005) attached as Exhibit
               (q).

Item 24.  Persons Controlled by or under Common Control with Registrant. None.

Item 25.  Indemnification.  Article VI of the Amended and Restated  By-Laws (May
          19, 2005) incorporated into this filing by reference to Post-Effective
          Amendment No. 54 filed October 31, 2005.

Item 26.  Business and Other Connections of Investment Advisor.

          Delaware  Management  Company  (the  "Manager"),  a series of Delaware
          Management  Business  Trust,  serves  as  investment  manager  to  the
          Registrant  and also serves as investment  manager or  sub-advisor  to certain of the other funds in the Delaware Investments Funds (Delaware
          Group  Adviser  Funds,  Delaware  Group Cash Reserve,  Delaware  Group
          Equity Funds I, Delaware Group Equity Funds II,  Delaware Group Equity
          Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds
          V,  Delaware  Group   Foundation   Funds,   Delaware  Group  Global  &
          International  Funds,  Delaware Group Government Fund,  Delaware Group
          Income Funds,  Delaware Group Limited-Term  Government Funds, Delaware
          Group State  Tax-Free  Income Trust,  Delaware  Group  Tax-Free  Fund,
          Delaware  Group  Tax-Free  Money Fund,  Delaware  VIP Trust,  Voyageur
          Insured  Funds,   Voyageur   Intermediate   Tax-Free  Funds,  Voyageur
          Investment  Trust,  Voyageur  Mutual Funds,  Voyageur Mutual Funds II,
          Voyageur  Mutual  Funds  III,   Voyageur   Tax-Free  Funds,   Delaware
          Investments  Dividend  and Income  Fund,  Inc.,  Delaware  Investments
          Global Dividend and Income Fund, Inc.,  Delaware  Investments  Arizona
          Municipal Income Fund,  Inc.,  Delaware  Investments  Colorado Insured
          Municipal  Income Fund,  Inc.,  Delaware  Investments  Florida Insured
          Municipal Income Fund, Delaware Investments Minnesota Municipal Income
          Fund, Inc., Delaware  Investments  Minnesota Municipal Income Fund II,
          Inc. and Delaware  Investments  Minnesota  Municipal  Income Fund III,
          Inc.)  as  well as to  certain  non-affiliated  registered  investment companies. In addition,  certain officers of the Manager also serve as trustees of other Delaware Investments Funds, and certain officers are also officers of these other funds. A company  indirectly owned by the
          Manager's  parent company acts as principal  underwriter to the mutual funds in the  Delaware  Investments  Funds  (see  Item 27  below)  and another  such  company  acts  as the  shareholder  services,  dividend disbursing,  accounting  servicing  and transfer  agent for all of the
          Delaware Investments Funds.

          The following  persons serving as directors or officers of the Manager have held the following  positions  during the past two years.  Unless otherwise noted,  the principal  business address of the directors and officers  of the  Manager  is 2005  Market  Street,  Philadelphia,  PA
          19103-7094.

------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Name and Principal Business    Positions and Offices with    Positions and Offices with
Address                        Manager                       Registrant                         Other Positions and Offices Held
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Jude T. Driscoll               President/Chief Executive     Chairman/President/Chief           Mr. Driscoll has served in various
                               Officer                       Executive Officer                  executive capacities within Delaware
                                                                                                Investments

                                                                                                President/Chief Executive Officer
                                                                                                and Director -
                                                                                                Lincoln National Investments
                                                                                                Companies, Inc.

                                                                                                Director - HYPPCO Finance Company
                                                                                                Ltd.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Ryan K. Brist                  Executive Vice                Executive Vice                     Mr. Brist has served in various
                               President/Managing            President/Managing                 executive capacities within Delaware
                               Director/Co-Head - Fixed      Director/Chief Investment          Investments
                               Income                        Officer - Fixed Income
                                                                                                Vice President - Lincoln National
                                                                                                Income Fund, Inc.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
John C.E. Campbell             Executive Vice President/     Senior Vice President/Deputy       Mr. Campbell has served in various
                               Global Marketing & Client     Chief Investment Officer - Fixed   executive capacities within Delaware
                               Services                      Income                             Investments

                                                                                                President/Chief Executive Officer -
                                                                                                Optimum Fund Trust
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Patrick P. Coyne               Executive Vice President/     Executive Vice President/          Mr. Coyne has served in various
                               Managing Director/Chief       Managing Director/Chief            executive capacities within Delaware
                               Investment Officer - Fixed    Investment Officer - Fixed Income  Investments
                               Income
                                                                                                Managing Director - Fixed Income -
                                                                                                Lincoln National Investment
                                                                                                Companies, Inc.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Philip N. Russo(1)             Executive Vice                None                               Mr. Russo has served in various
                               President/Chief Financial                                        executive capacities within Delaware
                               Officer                                                          Investments

------------------------------ ----------------------------- ---------------------------------- ------------------------------------
See Yeng Quek                  Executive Vice                Executive Vice                     Mr. Quek has served in various
                               President/Managing            President/Managing                 executive capacities within Delaware
                               Director/Chief Investment     Director/Chief Investment          Investments
                               Officer - Fixed Income        Officer - Fixed Income
                                                                                                Director/Trustee - HYPPCO Finance
                                                                                                Company Ltd.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Douglas L. Anderson            Senior Vice                   None                               Mr. Anderson has served in various
                               President/Operations                                             executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Marshall T. Bassett            Senior Vice President/Chief   Senior Vice President/Chief        Mr. Bassett has served in various
                               Investment Officer -          Investment Officer - Emerging      executive capacities within Delaware
                               Emerging Growth               Growth                             Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Joseph Baxter                  Senior Vice President/Head    Senior Vice President/Head of      Mr. Baxter has served in various
                               of Municipal Bond             Municipal Bond Investments         executive capacities within Delaware
                               Investments                                                      Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Christopher S. Beck            Senior Vice                   Senior Vice President/Senior       Mr. Beck has served in various
                               President/Senior Portfolio    Portfolio Manager                  executive capacities within Delaware
                               Manager                                                          Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Michael P. Bishof              Senior Vice                   Chief Financial Officer            Mr. Bishof has served in various
                               President/Investment                                             executive capacities within Delaware
                               Accounting                                                       Investments

                                                                                                Chief Financial Officer - Lincoln
                                                                                                National Convertible Securities
                                                                                                Fund, Inc. and Lincoln National
                                                                                                Income Fund, Inc.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Michael P. Buckley             Senior Vice                   Vice President/Portfolio           Mr. Buckley has served in various
                               President/Director of         Manager/Senior Municipal Bond      executive capacities within Delaware
                               Municipal Research            Analyst                            Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Stephen R. Cianci              Senior Vice                   Senior Vice President/Senior       Mr. Cianci has served in various
                               President/Senior Portfolio    Portfolio Manager                  executive capacities within Delaware
                               Manager                                                          Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Robert F. Collins              Senior Vice                   Vice President/Senior Portfolio    Mr. Collins has served in various
                               President/Senior Portfolio    Manager                            executive capacities within Delaware
                               Manager                                                          Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
George E. Deming               Senior Vice                   Senior Vice President/Senior       Mr. Deming has served in various
                               President/Senior Portfolio    Portfolio Manager                  executive capacities within Delaware
                               Manager                                                          Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Timothy G. Connors             Senior Vice President/Chief   Senior Vice President/Chief        Mr. Connors has served in various
                               Investment Officer - Value    Investment Officer - Value         executive capacities within Delaware
                               Investing                     Investing                          Investments

                                                                                                Senior Vice President/Chief
                                                                                                Investment Officer - Value Investing
                                                                                                of Lincoln National Investment
                                                                                                Companies, Inc.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
John B. Fields                 Senior Vice                   Senior Vice President/Senior       Mr. Fields has served in various
                               President/Senior Portfolio    Portfolio Manager                  executive capacities within Delaware
                               Manager                                                          Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Brian Funk                     Senior Vice                   Vice President/Senior High Yield   Mr. Funk has served in various
                               President/Senior Research     Analyst                            executive capacities within Delaware
                               Analyst                                                          Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Brent C. Garrels               Senior Vice                   Vice President/High Yield Analyst  Mr. Garrels has served in various
                               President/Senior Research                                        executive capacities within Delaware
                               Analyst                                                          Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Paul Grillo                    Senior Vice                   Vice President/Senior Portfolio    Mr. Grillo has served in various
                               President/Senior Portfolio    Manager                            executive capacities within Delaware
                               Manager                                                          Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Jonathan Hatcher(2)            Senior Vice                   Senior Vice President/Senior       Mr. Hatcher has served in various
                               President/Senior Research     Research Analyst                   executive capacities within Delaware
                               Analyst                                                          Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Carolyn McIntyre(3)            Senior Vice President/Human   None                               Ms. McIntyre has served in various
                               Resources                                                        executive capacities within Delaware
                                                                                                Investments

                                                                                                Senior Vice President/Human
                                                                                                Resources - Lincoln National
                                                                                                Investment Companies, Inc.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Francis X. Morris              Senior Vice                   Director, Fundamental              Mr. Morris has served in various
                               President/Director,           Research/Senior Portfolio Manager  executive capacities within Delaware
                               Fundamental Research/Senior                                      Investments
                               Portfolio Manager
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Brian L. Murray, Jr.(4)        Senior Vice President/Chief   Chief Compliance Officer           Mr. Murray has served in various
                               Compliance Officer                                               executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Susan L. Natalini              Senior Vice                   None                               Ms. Natalini has served in various
                               President/Global Marketing                                       executive capacities within Delaware
                               & Client Services                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
D. Tysen Nutt(5)               Senior Vice President/Head    Senior Vice President/Head of      Mr. Nutt has served in various
                               of Large Cap Value            Large Cap Value                    executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
David P. O'Connor              Senior Vice President/        Senior Vice President/Associate    Mr. O'Connor has served in various
                               General Counsel/Chief Legal   General Counsel/Assistant          executive capacities within Delaware
                               Officer                       Secretary                          Investments

                                                                                                Vice President/Associate General
                                                                                                Counsel/Assistant Secretary -
                                                                                                Lincoln National Investment
                                                                                                Companies, Inc.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
John J. O'Connor               Senior Vice                   Senior Vice President/Treasurer    Mr. O'Connor has served in various
                               President/Investment                                             executive capacities within Delaware
                               Accounting                                                       Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Philip R. Perkins(6)           Senior Vice                   Senior Vice President/Senior       Mr. Perkins has served in various
                               President/Senior Portfolio    Portfolio Manager                  executive capacities within Delaware
                               Manager                                                          Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Timothy L. Rabe                Senior Vice                   Senior Vice President/Senior       Mr. Rabe has served in various
                               President/Senior Portfolio    Portfolio Manager                  executive capacities within Delaware
                               Manager/Head of High Yield                                       Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
James L. Shields               Senior Vice President/Chief   None                               Mr. Shields has served in various
                               Information Officer                                              executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Jeffrey S. Van Harte(7)        Senior Vice President/Chief   Senior Vice President/Chief        Mr. Van Harte has served in various
                               Investment Officer - Focus    Investment Officer - Focus Growth  executive capacities within Delaware
                               Growth                                                           Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Gary T. Abrams                 Vice President/Senior         None                               Mr. Abrams has served in various
                               Equity Trader                                                    executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Christopher S. Adams           Vice President/Portfolio      Vice President/Portfolio           Mr. Adams has served in various
                               Manager/Senior Equity         Manager/Senior Equity Analyst      executive capacities within Delaware
                               Analyst                                                          Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Renee E. Anderson              Vice President/Senior         Vice President/Senior Equity       Mr. Anderson has served in various
                               Equity Analyst II             Analyst II                         executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Damon J. Andres                Vice President/Senior Fixed   Vice President/Senior Fixed        Mr. Andres has served in various
                               Income Portfolio Manager I    Income Portfolio Manager           executive capacities within Delaware
                                                                                                Investments

                                                                                                Vice President - Lincoln National
                                                                                                Convertible Securities Fund, Inc.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Richard E. Biester             Vice President/Equity Trader  None                               Mr. Biester has served in various
                                                                                                executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Christopher J. Bonavico(8)     Vice President/Senior         Vice President/Senior Portfolio    Mr. Bonavico has served in various
                               Portfolio Manager             Manager                            executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Vincent A. Brancaccio          Vice President/Senior         None                               Mr. Brancaccio has served in various
                               Equity Trader                                                    executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Edward J. Brennan              Vice President/Private        Assistant Vice President/Fixed     Mr. Brennan has served in various
                               Placement Analyst             Income Structural Analyst II       executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Kenneth F. Broad(9)            Vice President/Senior         Vice President/Senior Portfolio    Mr. Broad has served in various
                               Portfolio Manager             Manager                            executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Mary Ellen M. Carrozza         Vice President/Client         Vice President/Client Services     Ms. Carrozza has served in various
                               Services                                                         executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Stephen G. Catricks            Vice President/Equity         Vice President/Equity Analyst II   Mr. Catricks has served in various
                               Analyst II                                                       executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
David F. Connor                Vice President/Deputy         Vice President/Deputy General      Mr. Connor has served in various
                               General Counsel/Secretary     Counsel/Assistant Secretary        executive capacities within Delaware
                                                                                                Investments

                                                                                                Vice President/Deputy General
                                                                                                Counsel/Assistant Secretary -
                                                                                                Lincoln National Investment
                                                                                                Companies, Inc.

                                                                                                Secretary - Lincoln National
                                                                                                Convertible Securities Fund, Inc.
                                                                                                and Lincoln National Income Fund,
                                                                                                Inc.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Stephen J. Czepiel             Vice President/Senior Fixed   None                               Mr. Czepiel has served in various
                               Income Trader                                                    executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Joseph F. DeMichele            Vice President/High Grade     None                               Mr. DeMichele has served in various
                               Trading                                                          executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Christopher M. Ericksen(10)    Vice President/Portfolio      Vice President/Portfolio Manager   Mr. Ericksen has served in various
                               Manager                                                          executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Joel A. Ettinger               Vice President/Taxation       Vice President/Taxation            Mr. Ettinger has served in various
                                                                                                executive capacities within Delaware
                                                                                                Investments

                                                                                                Vice President/Taxation - Lincoln
                                                                                                National Investment Companies, Inc.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Phoebe W. Figland              Vice President/Investment     Vice President/Investment          Ms. Figland has served in various
                               Accounting                    Accounting                         executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Joseph Fiorilla                Vice President/Trading        None                               Mr. Fiorilla has served in various
                               Operations                                                       executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Charles E. Fish                Vice President/Senior         None                               Mr. Fish has served in various
                               Equity Trader                                                    executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Clifford M. Fisher(11)         Vice President/Senior Bond    None                               Mr. Fisher has served in various
                               Trader                                                           executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Patrick G. Fortier(12)         Vice President/Senior         Vice President/Senior Portfolio    Mr. Fortier has served in various
                               Portfolio Manager             Manager                            executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Denise A. Franchetti           Vice President/Portfolio      Vice President/Portfolio           Ms. Franchetti has served in various
                               Manager/Municipal Bond        Manager/Municipal Bond Credit      executive capacities within Delaware
                               Credit Analyst                Analyst                            Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
James A. Furgele               Vice President/Investment     Vice President/Investment          Mr. Furgele has served in various
                               Accounting                    Accounting                         executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Daniel V. Geatens              Vice President/Investment     Vice President/Investment          Mr. Geatens has served in various
                               Accounting                    Accounting                         executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Stuart M. George               Vice President/Equity Trader  None                               Mr. George has served in various
                                                                                                executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Barry S. Gladstein             Vice President/Portfolio      Vice President/Equity Analyst      Mr. Gladstein has served in various
                               Analyst                                                          executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Brian T. Hannon                Vice President/Senior         Vice President/Senior Portfolio    Mr. Hannon has served in various
                               Portfolio Manager             Manager                            executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Lisa L. Hansen(13)             Vice President/Head Trader    Vice President/Head Trader of      Ms. Hansen has served in various
                               of Focus Growth Equity        Focus Growth Equity Trading        executive capacities within Delaware
                               Trading                                                          Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Gregory M. Heywood(14)         Vice President/Senior         Vice President/Senior Research     Mr. Heywood has served in various
                               Research Analyst              Analyst                            executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Michael E. Hughes              Vice President/Senior         Vice President/Senior Equity       Mr. Hughes has served in various
                               Equity Analyst I              Analyst I                          executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Jeffrey W. Hynoski             Vice President/Portfolio      Vice President/Portfolio Manager   Mr. Hynoski has served in various
                               Manager                                                          executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Jordan L. Irving(15)           Vice President/Senior         Vice President/Senior Portfolio    Mr. Irving has served in various
                               Portfolio Manager             Manager                            executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Cynthia Isom                   Vice President/Senior         Vice President/Portfolio Manager   Ms. Isom has served in various
                               Portfolio Manager                                                executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Kenneth R. Jackson             Vice President/Equity         Vice President/Equity Analyst      Mr. Jackson has served in various
                               Analyst                                                          executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Andrew Kronschnabel            Vice President/High Grade     None                               Mr. Kronschnabel has served in
                               Trader                                                           various executive capacities within
                                                                                                Delaware Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Roseanne L. Kropp              Vice President/Senior Fund    Vice President/Senior Fund         Ms. Kropp has served in various
                               Analyst II/High Yield         Analyst II/High Yield              executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Nikhil G. Lalvani              Vice President/Senior         Vice President/Senior Equity       Mr. Lalvani has served in various
                               Equity Analyst I              Analyst I                          executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Steven T. Lampe                Vice President/Portfolio      Vice President/Portfolio Manager   Mr. Lampe has served in various
                               Manager                                                          executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Alfio Leone IV                 Vice President/High Grade     None                               Mr. Leone has served in various
                               Trader                                                           executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Anthony A. Lombardi(16)        Vice President/Senior         Vice President/Senior Portfolio    Mr. Lombardi has served in various
                               Portfolio Manager             Manager                            executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Charles (Tom) T. McClintic     Vice President/High Yield     None                               Mr. McClintic has served in various
                               Trader                                                           executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Andrew M. McCullagh, Jr.       Vice President/Senior         Vice President/Senior Portfolio    Mr. McCullagh has served in various
                               Portfolio Manager             Manager                            executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Michael S. Morris              Vice President/Portfolio      Vice President/Senior Equity       Mr. Morris has served in various
                               Manager                       Analyst                            executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Scott Moses                    Vice President/Fixed Income   None                               Mr. Moses has served in various
                               Trader                                                           executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
John R. Murray                 Vice President/Senior         None                               Mr. Murray has served in various
                               Equity Analyst                                                   executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Philip O. Obazee               Vice President/Derivatives    Vice President/Derivatives         Mr. Obazee has served in various
                               Manager                       Manager                            executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Donald G. Padilla              Vice President/Equity         Vice President/Equity Analyst II   Mr. Padilla has served in various
                               Analyst II                                                       executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Daniel J. Prislin(17)          Vice President/Senior         Vice President/Senior Portfolio    Mr. Prislin has served in various
                               Portfolio Manager             Manager                            executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Craig S. Remsen                Vice President/Research       None                               Mr. Remsen has served in various
                               Analyst                                                          executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Joseph T. Rogina               Vice President/Equity Trader  None                               Mr. Rogina has served in various
                                                                                                executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Richard Salus                  Vice President/Deputy         None                               Mr. Salus has served in various
                               Controller                                                       executive capacities within Delaware
                                                                                                Investments

                                                                                                Vice President/Deputy Controller -
                                                                                                Lincoln National Investment
                                                                                                Companies, Inc.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Kevin C. Schildt               Vice President/Senior         Vice President/Senior Research     Mr. Schildt has served in various
                               Municipal Credit Analyst      Analyst                            executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Richard D. Seidel              Vice President/Assistant      None                               Mr. Seidel has served in various
                               Controller/Manager - Payroll                                     executive capacities within Delaware
                                                                                                Investments

                                                                                                Vice President/Assistant
                                                                                                Controller/Manager - Payroll -
                                                                                                Lincoln National Investment
                                                                                                Companies, Inc.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Thomas Socha                   Vice President/Senior Fixed   Vice President/Senior Fixed        Mr. Socha has served in various
                               Income Analyst                Income Analyst                     executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Brenda L. Sprigman             Vice President/Business       None                               Ms. Sprigman has served in various
                               Manager - Fixed Income                                           executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Matthew J. Stephens            Vice President/Senior High    Vice President/Senior High Grade   Mr. Stephens has served in various
                               Grade Analyst                 Analyst                            executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Michael T. Taggart             Vice President/Facilities &   None                               Mr. Taggart has served in various
                               Administrative Services                                          executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Matthew Todorow(18)            Vice President/Portfolio      Vice President/Portfolio Manager   Mr. Todorow has served in various
                               Manager                                                          executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Spencer M. Tullo               Vice President/Fixed Income   None                               Mr. Tullo has served in various
                               Trader                                                           executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Robert A. Vogel, Jr.(19)       Vice President/Senior         Vice President/Senior Portfolio    Mr. Vogel has served in various
                               Portfolio Manager             Manager                            executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Lori P. Wachs                  Vice President/Portfolio      Vice President/Portfolio Manager   Ms. Wachs has served in various
                               Manager                                                          executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Laura A. Wagner                Vice President/Investment     Vice President/Investment          Ms. Wagner has served in various
                               Accounting                    Accounting                         executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
James J. Wright                Vice President/Senior         Vice President/Senior Equity       Mr. Wright has served in various
                               Equity Analyst                Analyst                            executive capacities within Delaware
                                                                                                Investments
------------------------------------------------------------------------------------------------------------------------------------

(1)  Vice  President  of  Finance,   Prudential  Investment  Management,   Inc.,
     1998-2004.

(2)  Senior Research Analyst, Strong Capital Management, 2000-2002.

(3)  Head of Human Resources, Lincoln Life, 2001-2003.

(4)  Associate General Counsel, Franklin Templeton Investments, 1998-2002.

(5)  Managing   Director/U.S.   Active  Large-Cap  Value  Team,  Merrill  Lynch,
     1994-2004.

(6)  Managing Director/Global Markets, Deutsche Bank, 1998-2003.

(7)  Principal/Executive  Vice President,  Transamerica  Investment  Management,
     LLC, 1980-2005.

(8)  Principal/Portfolio  Manager,   Transamerica  Investment  Management,  LLC,
     1993-2005.

(9)  Principal/Portfolio  Manager,   Transamerica  Investment  Management,  LLC,
     2000-2005.

(10) Portfolio Manager, Transamerica Investment Management, LLC, 2004-2005; Vice
     President/Portfolio Manager, Goldman Sachs 1994-2004.

(11) Vice President/Municipal Bond, Advest, Inc., 1999-2002.

(12) Portfolio Manager, Transamerica Investment Management, LLC, 2000-2005.

(13) Principal/Portfolio    Manager/Senior   Trader,   Transamerica   Investment
     Management, LLC, 1997-2005.

(14) Senior  Research  Analyst,   Transamerica   Investment   Management,   LLC,
     2004-2005;  Senior Analyst, Wells Capital Management, LLC 2003-2004; Senior
     Analyst, Montgomery Asset Management 1996-2003.

(15) Vice President/U.S. Active Large-Cap Value Team, Merrill Lynch, 1998-2004.

(16) Director/U.S. Active Large-Cap Value Team, Merrill Lynch, 1998-2004.

(17) Principal/Portfolio  Manager,   Transamerica  Investment  Management,  LLC,
     1998-2005.

(18) Executive Director/Portfolio Manager, Morgan Stanley Investment Management,
     1994-2003.

(19) Director/U.S. Active Large-Cap Value Team, Merrill Lynch, 1992-2004.

Information regarding the directors and officers of Mondrian Investment Partners
Limited  ("Mondrian") and the positions held with the Registrant during the past two years is provided below.  Unless  otherwise  noted,  the principal  business address of each  director and officer of Mondrian is Third Floor,  80 Cheapside,
London, England EC2V 6EE.

-------------------------------------- --------------------------------------------------------------------------------------------
Name and Principal Business Address    Positions and Offices with Mondrian  and its affiliates and other Positions and Offices
                                       Held
-------------------------------------- --------------------------------------------------------------------------------------------
David G. Tilles                        Managing Director, Chief Investment Officer and Director of Mondrian Investment Partners
                                       Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Elizabeth A. Desmond                   Regional Research Director and Director of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
John Emberson                          Chief Operating Officer, Finance Director and Director of Mondrian Investment Partners
                                       Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Clive A. Gillmore                      Deputy Managing Director and Director of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
John Kirk                              Investment Director and Director of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
G. Roger H. Kitson                     Director (Non-executive) of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Nigel G. May                           Regional Research Director and Director of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Christopher A. Moth                    Chief Investment Officer - Global Fixed Income & Currencies and Director of Mondrian
                                       Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Hamish O. Parker                       Investment Director and Director of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Robert Akester                         Senior Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Fiona A. Barwick                       Senior Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Joanna Bates                           Senior Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Ormala Krishnan                        Senior Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Emma R. E. Lewis                       Senior Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Andrew Miller                          Senior Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Hugh A. Serjeant                       Senior Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
David Wakefield                        Senior Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
James S. Beveridge                     Senior Trading Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Len Johnson                            Senior Vice President/Client Services of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Nigel A. Bliss                         Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Ginny Chong                            Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Ian Cooke                              Interim Finance Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Richard J. Ginty                       Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Frances Lake                           Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Russell Mackie                         Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Solomon Peters                         Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Dan Philps                             Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Andrew Porter                          Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Jonathan Spread                        Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Jason Andrews                          Manager, Investment Administration of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
John L. Barrett                        Chief Compliance Officer of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Graham Evans                           Personnel/Premises Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Paul J. Fournel                        IT Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Jane Goss                              General Counsel and Company Secretary of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Brian Heywood                          Implementation Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Jennifer E. Phimister                  Manager, Client Services of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Warren D. Shirvell                     Head of Operations of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Bilgin Soylu                           Senior Research Analyst of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Natalie Stone                          Trader of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Arthur van Hoogstraten                 IT Programme Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Boris Veselinovich                     Senior Research Analyst of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------

Item 27. Principal Underwriters.

          (a)(1)    Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware  Investments Family of Funds.

          (a)(2)    Information with respect to each officer and partner of the principal  underwriter and the Registrant is provided below.
                    Unless otherwise  noted,  the principal  business address of each officer and partner of Delaware  Distributors,  L.P. is
                    2005 Market Street, Philadelphia, PA 19103-7094.

---------------------------------------- ---------------------------------------------- --------------------------------------------
Name and Principal Business Address      Positions and Offices with Underwriter         Positions and Offices with Registrant
---------------------------------------- ---------------------------------------------- --------------------------------------------
Delaware Distributors, Inc.              General Partner                                None
---------------------------------------- ---------------------------------------------- --------------------------------------------
Delaware Capital Management              Limited Partner                                None
---------------------------------------- ---------------------------------------------- --------------------------------------------
Delaware Investment Advisers             Limited Partner                                None
---------------------------------------- ---------------------------------------------- --------------------------------------------
Kevin J. Lucey                           President/Chief Executive Officer              None
---------------------------------------- ---------------------------------------------- --------------------------------------------
Philip N. Russo                          Executive Vice President                       None
---------------------------------------- ---------------------------------------------- --------------------------------------------
Douglas L. Anderson                      Senior Vice President/Operations               None
---------------------------------------- ---------------------------------------------- --------------------------------------------
Michael P. Bishof                        Senior Vice President/Investment Accounting    Senior Vice President/Chief Financial
                                                                                        Officer
---------------------------------------- ---------------------------------------------- --------------------------------------------
Jeffrey M. Kellogg                       Senior Vice President/Senior Product           None
                                         Manager/Communications Manager
---------------------------------------- ---------------------------------------------- --------------------------------------------
Deb Landsman-Yaros                       Senior Vice President/Head of Retail           None
                                         Investor Services
---------------------------------------- ---------------------------------------------- --------------------------------------------
Thomas M. McConnell                      Senior Vice President/Senior 529 Plans         None
                                         Product Manager
---------------------------------------- ---------------------------------------------- --------------------------------------------
Carolyn McIntyre                         Senior Vice President/Human Resources          None
---------------------------------------- ---------------------------------------------- --------------------------------------------
Brian L. Murray, Jr.                     Senior Vice President/Compliance               Senior Vice President/Chief Compliance
                                                                                        Officer
---------------------------------------- ---------------------------------------------- --------------------------------------------
David P. O'Connor                        Senior Vice President/Strategic Investment     Senior Vice President/Strategic Investment
                                         Relationships and Initiatives/General Counsel  Relationships and Initiatives/General
                                                                                        Counsel/Chief Legal Officer
---------------------------------------- ---------------------------------------------- --------------------------------------------
Daniel J. Perullo                        Senior Vice President/Eastern Director,        None
                                         Institutional Sales
---------------------------------------- ---------------------------------------------- --------------------------------------------
Robert E. Powers                         Senior Vice President/Senior Domestic Sales    None
                                         Manager
---------------------------------------- ---------------------------------------------- --------------------------------------------
Richard Salus                            Senior Vice President/Controller/              None
                                         Treasurer/Financial Operations Principal
---------------------------------------- ---------------------------------------------- --------------------------------------------
James L. Shields                         Senior Vice President/Chief Information        None
                                         Officer
---------------------------------------- ---------------------------------------------- --------------------------------------------
Trevor M. Blum                           Vice President/Senior Consultant               None
                                         Relationship Manager
---------------------------------------- ---------------------------------------------- --------------------------------------------
E. Zoe Bradley                           Vice President/Product Management Manager      None
---------------------------------------- ---------------------------------------------- --------------------------------------------
Mel Carrozza                             Vice President/Client Services                 None
---------------------------------------- ---------------------------------------------- --------------------------------------------
Anthony G. Ciavarelli                    Vice President/Counsel/Assistant Secretary     Vice President/Associate General
                                                                                        Counsel/Assistant Secretary
---------------------------------------- ---------------------------------------------- --------------------------------------------
Elisa C. Colkitt                         Vice President/Broker Dealer Operations &      None
                                         Service Support
---------------------------------------- ---------------------------------------------- --------------------------------------------
David F. Connor                          Vice President/Deputy General                  Vice President/Deputy General
                                         Counsel/Assistant Secretary                    Counsel/Secretary
---------------------------------------- ---------------------------------------------- --------------------------------------------
Joel A. Ettinger                         Vice President/Taxation                        Vice President/Taxation
---------------------------------------- ---------------------------------------------- --------------------------------------------
Edward M. Grant                          Vice President/Senior Domestic Sales Manager   None
---------------------------------------- ---------------------------------------------- --------------------------------------------
Audrey Kohart                            Vice President/Financial Planning and          None
                                         Reporting
---------------------------------------- ---------------------------------------------- --------------------------------------------
Josephine O'Brien                        Vice President/RFP Group Manager               None
---------------------------------------- ---------------------------------------------- --------------------------------------------
Robinder Pal                             Vice President/Senior Retail                   None
                                         e-Business/Production Services Manager
---------------------------------------- ---------------------------------------------- --------------------------------------------
Marlene D. Petter                        Vice President/Marketing Communications        None
---------------------------------------- ---------------------------------------------- --------------------------------------------
Christian Reimer                         Vice President/529 Plans Product Manager       None
---------------------------------------- ---------------------------------------------- --------------------------------------------
Richard D. Seidel                        Vice President/Assistant                       None
                                         Controller/Assistant Treasurer
---------------------------------------- ---------------------------------------------- --------------------------------------------
Michael T. Taggart                       Vice President/Facilities & Administrative     None
                                         Services
---------------------------------------- ---------------------------------------------- --------------------------------------------
Molly Thompson                           Vice President/Associate Product Management    None
                                         Manager
---------------------------------------- ---------------------------------------------- --------------------------------------------
Kathryn R. Williams                      Vice President/Senior Counsel/Assistant        Vice President/Associate General
                                         Secretary                                      Counsel/Assistant Secretary
---------------------------------------- ---------------------------------------------- --------------------------------------------

          (b)(1) Lincoln Financial Distributors,  Inc. (LFD) serves as financial
                 intermediary   wholesaler  for  all  the  mutual  funds  in the
                 Delaware Investments Family of Funds.

          (b)(2) Information  with  respect  to  each officer and partner of LFD and  the  Registrant is provided below. Unless otherwise noted, the  principal  business address of each officer and partner of
                 LFD is 2001 Market Street, Philadelphia, PA 19103-7055.

-------------------------------------------- ----------------------------------------- ------------------------------------------
Name and Principal Business Address          Positions and Office with LFD               Positions and Offices with Registrant
-------------------------------------------- ----------------------------------------- ------------------------------------------
Westley V. Thompson                          President and Chief Executive Officer                       None
-------------------------------------------- ----------------------------------------- ------------------------------------------
David M. Kittredge                           Senior Vice President                                       None
-------------------------------------------- ----------------------------------------- ------------------------------------------
William C. Miller                            Senior Vice President                                       None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Terrance Mullen                              Senior Vice President                                       None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Donald Roberson                              Senior Vice President                                       None
-------------------------------------------- ----------------------------------------- ------------------------------------------
David L. Ahrendt(3)                          Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Duane L. Bernt(2)                            Vice President and Treasurer                                None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Nancy Briguglio                              Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Patrick J. Caulfield(1)                      Vice President and Chief Compliance                         None
                                             Officer
-------------------------------------------- ----------------------------------------- ------------------------------------------
Daniel P. Hickey(2)                          Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Karina Istvan                                Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Rochelle Krombolz                            Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
William Lamoin                               Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Diane McCarthy                               Vice President, Chief Financial Officer                     None
                                             and Chief Administrative Officer
-------------------------------------------- ----------------------------------------- ------------------------------------------
Henry Orvin                                  Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
James Ryan                                   Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Gregory Smith                                Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Marjorie Snelling                            Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Marilyn K. Ondecker(3)                       Secretary                                                   None
---------------------------------------------------------------------------------------------------------------------------------
(1) 350 Church Street, Hartford, CT 06103

(2) 1500 Market Street, Philadelphia, PA 19103

(3) 1300 Clinton Street, Fort Wayne, IN 46802
---------------------------------------------------------------------------------------------------------------------------------

          (c)  Not Applicable.

Item 28.  Location of Accounts and Records.

          All accounts and records  required to be  maintained by Section 31 (a)
          of the Investment Company Act of 1940 and the rules under that section are maintained in Philadelphia at 2005 Market Street, Philadelphia, PA
          19103.

Item 29.  Management Services. None.

Item 30.  Undertakings. Not Applicable.

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities Act of 1933 and the Investment
Company  Act  of  1940,  this  Registrant   certifies  that  it  meets  all  the
requirements for effectiveness of this Registration  Statement  pursuant to Rule
485(b) under the  Securities  Act of 1933 and has duly caused this  Registration
Statement  to be  signed  on its  behalf  by  the  undersigned,  thereunto  duly authorized,  in this City of  Philadelphia  and  Commonwealth of Pennsylvania on
this 22nd day of February, 2006.

                                           DELAWARE POOLED TRUST

                                           By:    /s/ Jude T. Driscoll
                                                  Jude T. Driscoll
                                                  Chairman

Pursuant to the  requirements of the Securities Act of 1933,  this  Registration
Statement has been signed below by the following  persons in the  capacities and on the dates indicated:

Signature                                Title                       Date

/s/ Jude T. Driscoll          Chairman/President/              February 22, 2006
Jude T. Driscoll              Chief Executive Officer
                              (Principal Executive Officer)
                              and Trustee

/s/ Thomas L. Bennett    *    Trustee                          February 22, 2006
Thomas L. Bennett

/s/ John A. Fry          *    Trustee                          February 22, 2006
John A. Fry

/s/ Anthony D. Knerr     *    Trustee                          February 22, 2006
Anthony D. Knerr

/s/ Lucinda S. Landreth  *    Trustee                          February 22, 2006
Lucinda S. Landreth

/s/ Ann R. Leven         *    Trustee                          February 22, 2006
Ann R. Leven

/s/ Thomas F. Madison    *    Trustee                          February 22, 2006
Thomas F. Madison

/s/ Janet L. Yeomans     *    Trustee                          February 22, 2006
Janet L. Yeomans

/s/ J. Richard Zecher    *    Trustee                          February 22, 2006
J. Richard Zecher

/s/ Michael P. Bishof    *    Senior Vice President/Chief      February 22, 2006
Michael P. Bishof             Financial Officer (Principal
                              Accounting Officer)

                              * By:     /s/ Jude T. Driscoll
                                        Jude T. Driscoll
                                      as Attorney-in-Fact for
                                   each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON DC

                             EXHIBITS TO FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS

Exhibit No.         Exhibit

EX-99.(d)(1)(i)     Executed  Amendment No. 8 (January 6, 2006) to Exhibit A of
                    the  Investment  Management  Agreement  (December  15, 1999)
                    between the Registrant and Delaware Management Company

EX-99.(d)(2)        Executed Investment  Sub-Advisory  Agreement  (September 24,
                    2004)  between  Mondrian  Investment   Partners,   Ltd.  and
                    Delaware Management Company (a series of Delaware Management
                    Business Trust)

EX-99.(e)(1)(iv)    Executed Amendment No. 1 (October  31, 2005) to  Appendix A
                    to  Second  Amended  and  Restated  Financial   Intermediary
                    Distribution Agreement

EX-99.(h)(2)(i)     Executed Amendment  No.30  to Delaware Investments Family of
                    Funds Fund Accounting Agreement

EX-99.(h)(3)        Form of Distribution Expense Limitation Letter (February 21,
                    2006) between Delaware Distributors, L.P. and the Registrant

EX-99.(j)           Consent  of  Independent  Public  Registered Accounting Firm
                    (February 2006)

EX-99.(n)           Plan under Rule 18f-3 (October 31, 2005)

EX-99.(p)(3)        Code  of  Ethics  for  Lincoln  Financial Distributors, Inc.
                    (April 2005)

EX-99.(p)(4)        Code  of  Ethics for Mondrian  Investment  Partners  Limited
                    (September 1, 2005)

EX-99.(q)           Powers of Attorney